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Prospectus Supplement TABLE OF CONTENTS

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

Filed Pursuant to Rule 497
Registration No. 333-233186

The information in this prospectus supplement is not complete and may be changed. A registration statement relating to these securities has been filed with and declared effective by the Securities and Exchange Commission. This prospectus supplement is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion
Preliminary Prospectus Supplement dated January 14, 2020

PROSPECTUS SUPPLEMENT
(To Prospectus dated September 23, 2019)

$

Owl Rock Capital Corporation

            % Notes Due

          We are offering $            in aggregate principal amount of        % notes due                    , which we refer to as the Notes. The Notes will mature on                , 20    . We will pay interest on the Notes on            and            of each year, beginning                , 2020. We may redeem the Notes in whole or in part at any time or from time to time at the redemption price discussed under the caption "Description of the Notes—Optional Redemption" in this prospectus supplement. In addition, holders of the Notes can requires us to repurchase the Notes at 100% of their principal amount upon the occurence of a Change of Control Repurchase Event (as defined herein). The Notes will be issued in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof.

          The Notes will be our direct unsecured obligation and rank pari passu, or equal in right of payment, with all outstanding and future unsecured unsubordinated indebtededness issued by us. As of September 30, 2019, we had $2.5 billion of debt outstanding of which $0.6 billion was unsecured and unsubordinated indebtedness outstanding and $1.9 billion was indebtedness secured by our assets or assets of our subsidiaries and, therefore, will be effectively and/or structurally senior to the Notes. Additionally, we issued $425 million in aggregate principal of notes maturing in 2025 (the "2025 Notes") on October 8, 2019 and issued $0.3 billion of indebtedness pursuant to a term debt securitization transaction on December 12, 2019.

          We are a specialty finance company focused on lending to U.S. middle market companies. We define "middle market companies" to generally mean companies with earnings before interest expense, income tax expense, depreciation and amortization ("EBITDA") between $10 million and $250 million annually, and/or annual revenue of $50 million to $2.5 billion at the time of investment. We may on occasion invest in smaller or larger companies if an attractive opportunity presents itself, especially when there are dislocations in the capital markets, including the high yield and syndicated loan markets.

          We invest in senior secured or unsecured loans, subordinated loans or mezzanine loans and, to a lesser extent, equity-related securities including warrants, preferred stock and similar forms of senior equity, which may or may not be convertible into a portfolio company's common equity. The debt in which we invest typically is not rated by any rating agency, but if these instruments were rated, they would likely receive a rating of below investment grade (that is, below BBB- or Baa3), which is often referred to as "high yield" or "junk". Our investment objective is to generate current income and, to a lesser extent, capital appreciation by targeting investment opportunities with favorable risk-adjusted returns. While we believe that current market conditions favor extending credit to middle market companies in the United States, our investment strategy is intended to generate favorable returns across credit cycles with an emphasis on preserving capital.

          We are an externally managed, closed-end management investment company that has elected to be regulated as a business development company ("BDC") under the Investment Company Act of 1940, as amended (the "1940 Act"). We have elected to be treated, and intend to qualify annually, as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code") for U.S. federal income tax purposes. As a BDC and a RIC, we are required to comply with certain regulatory requirements.

          We are an "emerging growth company," as defined in Section 2(a) of the U.S. Securities Act of 1933, as amended (the "Securities Act"), and will be subject to reduced public company reporting requirements.

          Investing in the Notes involves risks, including the risk of leverage, that are described in "Risk Factors" beginning on page S-22 of this prospectus supplement and page 32 of the accompanying prospectus.

          This prospectus supplement and the accompanying prospectus contain important information you should know before investing in the Notes. Please read this prospectus supplement and the accompanying prospectus and the documents incorporated by reference herein and therein before investing and keep it for future reference. We also file periodic and current reports, proxy statements and other information about us with the U.S. Securities and Exchange Commission (the "SEC"). This information is available free of charge by contacting us at 399 Park Avenue, 38th floor, New York, NY 10022, calling us at (212) 419-3000 or visiting our corporate website located at www.owlrockcapitalcorporation.com. Information on our website is not incorporated into or a part of this prospectus supplement or the accompanying prospectus. The SEC also maintains a website at http://www.sec.gov that contains this information.

          THE NOTES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF A BANK AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

          Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Per Note	Total

Public offering price(1)%	$

Sales load (underwriting discounts and commissions) paid by us %	$

Proceeds to us, before expenses(2)%	$

(1)
The public offering price set forth above does not include accrued interest, if any. Interest on the Notes must be paid by the purchaser if the Notes are delivered after January    , 2020.

(2)
We estimate that we will incur offering expenses of approximately $            , or approximately $            per Note, in connection with this offering.

          Delivery of the Notes in book-entry form only through the Depository Trust Company on or about                    , 2020.

Joint Book-Running Manager

BofA Securities

Co-Manager

Seaport Global Securities

The date of this prospectus supplement is January    , 2020.

Prospectus Supplement

Prospectus

S-i

PLAN OF DISTRIBUTION	243
LEGAL MATTERS	244
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	245
AVAILABLE INFORMATION	245
INCORPORATION OF CERTAIN INFORMATION BY REFERENCE	245
INDEX TO CONSOLIDATED FINANCIAL STATEMENTS	F-1

S-ii

ABOUT THIS PROSPECTUS SUPPLEMENT

        You should rely only on the information contained in this prospectus supplement and the accompanying prospectus and the documents incorporated by reference herein and therein. Neither we nor the underwriters have authorized anyone to give you any information other than in this prospectus supplement, the accompanying prospectus, any free writing prospectus, or any information that we have incorporated by rereference herein or therein and we take no responsibility for any other information that others may give you. We are not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this prospectus supplement and any accompanying prospectus is accurate only as of the date on their respective front covers. Our business, financial condition, results of operations and prospects may have changed since that date. We will update these documents to reflect material changes only as required by law. This prospectus supplement supersedes the accompanying prospectus to the extent it contains information different from or additional to the information in that prospectus.

        This document is in two parts. The first part is this prospectus supplement, which describes the terms of this offering and also adds to and updates information contained in the accompanying prospectus. The second part is the accompanying prospectus, which gives more general information and disclosure. To the extent the information contained in this prospectus supplement differs from the information contained in the accompanying prospectus, the information in this prospectus supplement shall control. This prospectus supplement and the accompanying prospectus, together with any documents incorporated by reference herein and therein, will include all material information relating to the applicable offering. Please carefully read this prospectus supplement and the accompanying prospectus, together with any documents incorporated by reference herein and therein, any exhibits and the additional information described under the headings "Incorporation of Certain Information By Reference," "Prospectus Summary" and "Risk Factors" in this prospectus supplement and the accompanying prospectus, "Available Information" in the accompanying prospectus and the documents incorporated herein and therein before you make an investment decision.

        This prospectus supplement includes summaries of certain provisions contained in some of the documents described in this prospectus supplement, but reference is made to the actual documents for complete information. All of the summaries are qualified in their entirety by the actual documents. Copies of some of the documents referred to herein have been filed, will be filed, or will be incorporated by reference as exhibits to the registration statement of which this prospectus supplement is a part, and you may obtain copies of those documents as described in the section titled "Available Information" in the accompanying prospectus.

PROSPECTUS SUPPLEMENT SUMMARY

        This summary highlights some of the information in this prospectus supplement and the accompanying prospectus and the information incorporated by reference herein and therein. It is not complete and may not contain all of the information that you may want to consider before investing in the Notes. You should read this entire document and the other information incorporated by reference herein before investing in the Notes. Throughout this prospectus we refer to Owl Rock Capital Corporation as "we," "us," "our" or the "Company," and to "Owl Rock Capital Advisors LLC," our investment adviser, as "Owl Rock Capital Advisors," "ORCA" or the "Adviser."

Owl Rock Capital Corporation

        We were formed on October 15, 2015 as a corporation under the laws of the State of Maryland. We are a specialty finance company focused on lending to U.S. middle-market companies. Since we began investment activities in April 2016 through September 30, 2019, our Adviser and its affiliates have originated $17.2 billion aggregate principal amount of investments, of which $15.7 billion of aggregate principal amount of investments, prior to any subsequent exits or repayments, was retained by either us or a corporation or fund advised by our Adviser or its affiliates.

        On July 22, 2019, we closed our initial public offering, issuing 10 million shares of our common stock at a public offering price of $15.30 per share, and on August 2, 2019, the underwriters exercised their option to purchase an additional 1.5 million shares of common stock at a purchase price of $15.30 per share. Net of underwriting fees and offering costs, we received total cash proceeds of $164.0 million. Our common stock began trading on the New York Stock Exchange ("NYSE") under the symbol "ORCC" on July 18, 2019.

        Our capital will be used by our portfolio companies to support growth, acquisitions, market or product expansion, refinancings and/or recapitalizations. We define "middle market companies" to generally mean companies with earnings before interest expense, income tax expense, depreciation and amortization ("EBITDA") between $10 million and $250 million annually, and/or annual revenue of $50 million to $2.5 billion at the time of investment. We may on occasion invest in smaller or larger companies if an attractive opportunity presents itself, especially when there are dislocations in the capital markets, including the high yield and syndicated loan markets. We generally invest in companies with a low loan-to-value ratio, which we consider to be 50% or below. Our target credit investments will typically have maturities between three and ten years and generally range in size between $20 million and $250 million. The investment size will vary with the size of our capital base. The debt in which we invest typically is not rated by any rating agency, but if these instruments were rated, they would likely receive a rating of below investment grade (that is, below BBB– or Baa3), which is often referred to as "high yield" or "junk." As of September 30, 2019, our average debt investment size in each of our portfolio companies was approximately $86.8 million based on fair value. As of September 30, 2019, our portfolio companies, certain investments that fall outside of our typical borrower profile, representing 96.3% of our total portfolio based on fair value, had weighted average annual revenue of $419 million and weighted average annual EBITDA of $77 million.

        We invest in senior secured or unsecured loans, subordinated loans or mezzanine loans and, to a lesser extent, equity-related securities including warrants, preferred stock and similar forms of senior equity, which may or may not be convertible into a portfolio company's common equity. Our investment objective is to generate current income and, to a lesser extent, capital appreciation by targeting investment opportunities with favorable risk-adjusted returns.

        We are an externally managed, closed-end management investment company that has elected to be regulated as a business development company ("BDC") under the 1940 Act. We have elected to be treated, and intend to qualify annually, as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code") for U.S. federal income tax purposes. As a BDC and a RIC, we are required to comply with certain regulatory requirements. As a BDC, at least 70% of our assets must be assets of the type listed in Section 55(a) of the 1940 Act, as described herein. We will not invest more than 20% of our total assets in companies whose principal place of business is outside the United States. See "Regulation" and "Certain U.S. Federal Income Tax Considerations" in the accompanying prospectus.

        We generally intend to distribute, out of assets legally available for distribution, substantially all of our available earnings, on a quarterly basis, as determined by our Board in its sole discretion.

        To achieve our investment objective, we will leverage the Adviser's investment team's extensive network of relationships with other sophisticated institutions to source, evaluate and, as appropriate, partner with on transactions. There are no assurances that we will achieve our investment objective.

        We may borrow money from time to time if immediately after such borrowing, the ratio of our total assets (less total liabilities other than indebtedness represented by senior securities) to our total indebtedness represented by senior securities plus preferred stock, if any, is at least 200% (or 150% if certain conditions are met). This means that generally, we can borrow up to $1 for every $1 of investor equity (or, if certain conditions are met, we can borrow up to $2 for every $1 of investor equity).

        We currently have in place a senior secured revolving credit facility (the "Revolving Credit Facility"), four special purpose vehicle asset credit facilities (the "SPV Asset Facility I," the "SPV Asset Facility II," the "SPV Asset Facility III," and the "SPV Asset Facility IV," respectively) and two term debt securitization transactions ("CLO I" and "CLO II"), also known as collateralized loan obligation transactions, and in the future may enter into additional credit facilities. In addition, we have issued unsecured notes maturing in 2023 (the "2023 Notes") in a private placement and notes maturing in 2024 (the "2024 Notes") and 2025 (the "2025 Notes") in registered offerings, and may issue additional unsecured notes. We expect to use our credit facilities and other borrowings, along with proceeds from the rotation of our portfolio and the proceeds of the securities issued hereby to finance our investment objectives. See "Regulation" in the accompanying prospectus for discussion of BDC regulation and other regulatory considerations. See "Management's Discussion and Analysis of Financial Condition and Results of Operations—Debt" in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2019, filed with the SEC on October 30, 2019 and incorporated by reference herein and "Recent Developments" in this prospectus supplement.

Investment Portfolio

        As of September 30, 2019, based on fair value, our portfolio consisted of 79.4% first lien senior secured debt investments (of which 43% were unitranche debt investments (including "last out" portions of such loans)), 19.3% second lien senior secured debt investments, 1.1% investment funds and vehicles, and 0.2% equity investments. As of September 30, 2019, 100% of our debt investments based on fair value in our portfolio were at floating rates. As of September 30, 2019, we had investments in 96 portfolio companies with an aggregate fair value of $8.3 billion.

        As of September 30, 2019, our portfolio was invested across 27 different industries. The largest industries in our portfolio as of September 30, 2019 were healthcare providers and services and internet software and services, which represented, as a percentage of our portfolio, 9.4% and 9.2%, respectively, based on fair value.

        As of September 30, 2019, our weighted average total yield of the portfolio at fair value and amortized cost was 8.9% and 8.9%, respectively, and our weighted average yield of debt and income producing securities at fair value and amortized cost was 9.0% and 8.9%, respectively.

        As of September 30, 2019, our portfolio companies, excluding the investment in Sebago Lake and certain investments that fall outside of our typical borrower profile, representing 96.3% of our total portfolio based on fair value, had weighted average annual revenue of $419 million and weighted average annual EBITDA of $77 million.

Corporate Structure

        Our portfolio is subject to diversification and other requirements because we have elected to be regulated as a BDC under the 1940 Act and as a RIC for U.S. federal income tax purposes. We made our BDC election on March 3, 2016. We intend to maintain these elections. See "Regulation" in the accompanying prospectus for more information on these requirements.

        On April 27, 2016, we formed a wholly-owned subsidiary, OR Lending LLC, a Delaware limited liability company, which holds a California finance lenders license. OR Lending LLC originates loans to borrowers headquartered in California. From time to time we may form wholly-owned subsidiaries to facilitate our normal course of business.

        The following chart depicts our structure:

(1)
From time to time we may form wholly-owned subsidiaries to facilitate the normal course of business.

The Adviser—Owl Rock Capital Advisors LLC

        The Adviser serves as our investment adviser pursuant to an investment advisory agreement between us and the Adviser. The Adviser is registered with the SEC as an investment adviser under the U.S. Investment Advisers Act of 1940, as amended (the "Advisers Act"). The Adviser is an indirect subsidiary of Owl Rock Capital Partners LP ("Owl Rock Capital Partners"). Owl Rock Capital Partners is led by its three co-founders, Douglas I. Ostrover, Marc S. Lipschultz and Craig W. Packer. The Adviser's investment team (the "Investment Team") is also led by Douglas I. Ostrover, Marc S. Lipschultz and Craig W. Packer and is supported by certain members of the Adviser's senior executive team and the investment committee (the "Investment Committee"). The Investment Committee is comprised of Douglas I. Ostrover, Marc S. Lipschultz, Craig W. Packer and Alexis Maged. The Adviser has limited operating history. Subject to the overall supervision of the Board, the Adviser manages our day-to-day operations, and provides investment advisory and management services to us.

        The Adviser also serves as investment adviser to Owl Rock Capital Corporation II. Owl Rock Capital Corporation II is a corporation formed under the laws of the State of Maryland that, like us, has elected to be treated as a BDC under the 1940 Act. Owl Rock Capital Corporation II's investment objective is similar to ours, which is to generate current income, and to a lesser extent, capital appreciation by targeting investment opportunities with favorable risk-adjusted returns. As of September 30, 2019, Owl Rock Capital Corporation II had raised gross proceeds of approximately $801.3 million, including seed capital contributed by the Adviser in September 2016 and approximately $10.0 million in gross proceeds raised from certain individuals and entities affiliated with the Adviser.

        The Adviser is affiliated with Owl Rock Technology Advisors LLC ("ORTA") and Owl Rock Capital Private Fund Advisors LLC ("ORCPFA"), which also are investment advisers and subsidiaries of Owl Rock Capital Partners. The Adviser, ORTA and ORCPFA are collectively referred to as the "Owl Rock Advisers" and together with Owl Rock Capital Partners are referred to, collectively, as "Owl Rock." ORTA's and ORCPFA's investment teams are led by Douglas I. Ostrover, Marc S. Lipschultz and Craig W. Packer. ORTA serves as investment adviser to Owl Rock Technology Finance Corp. and ORCPFA serves as investment adviser to Owl Rock First Lien Master Fund, L.P. Owl Rock Technology Finance Corp. is a BDC and its investment objective is to maximize total return by generating current income from its debt investments and other income producing securities, and capital appreciation from its equity and equity-linked investments. Owl Rock Technology Finance Corp. has adopted a policy to invest, under normal circumstances, at least 80% of the value of its assets in technology-related companies.

        Owl Rock Technology Finance Corp. conducts private offerings of its common stock to investors in reliance on exemptions from the registration requirements of the Securities Act. As of September 30, 2019, Owl Rock Technology Finance Corp. had approximately $2.2 billion in total Capital Commitments from investors of which approximately $0.6 billion had been drawn.

        Owl Rock First Lien Master Fund intends to originate and make loans to, and make debt investments in, U.S. middle market companies.

        In addition to Owl Rock Capital Corporation II, Owl Rock Technology Finance Corp. and Owl Rock First Lien Master Fund, L.P., the Adviser and its affiliates (including Owl Rock Technology Advisors LLC and Owl Rock Capital Private Funds Advisors LLC (collectively with the Adviser, the "Owl Rock Advisers")) may provide management or investment advisory services to entities that have overlapping objectives with us. The Adviser and its affiliates may face conflicts in the allocation of investment opportunities to us and others. In order to address these conflicts, the Owl Rock Advisers have put in place an allocation policy that addresses the allocation of investment opportunities as well as co-investment restrictions under the 1940 Act.

        In addition, we, the Adviser and certain of its affiliates have been granted exemptive relief by the SEC to co-invest with other funds managed by the Adviser or its affiliates in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. Pursuant to such exemptive relief, we generally are permitted to co-invest with certain of our affiliates if a "required majority" (as defined in Section 57(o) of the 1940 Act) of our independent directors make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transaction, including the consideration to be paid, are reasonable and fair to us and our shareholders and do not involve overreaching of us or our shareholders on the part of any person concerned, (2) the transaction is consistent with the interests of our shareholders and is consistent with our investment objective and strategies, and (3) the investment by our affiliates would not disadvantage us, and our participation would not be on a basis different from or less advantageous than that on which our affiliates are investing. The Owl Rock Advisers' allocation policy incorporates the conditions of the exemptive relief. As a result of the exemptive relief, there could be significant overlap in our investment portfolio and the investment portfolio of Owl Rock

Capital Corporation II, Owl Rock Technology Finance Corp. and/or other funds established by the Adviser or its affiliates that could avail themselves of the exemptive relief. See "Risk Factors—Risks Related to our Adviser and its Affiliates—We may compete for capital and investment opportunities with other entities managed by our Adviser or its affiliates, subjecting our Adviser to certain conflicts of interest" in the accompanying prospectus.

        The Adviser or its affiliates may engage in certain origination activities and receive attendant arrangement, structuring or similar fees. These activities may lead our Adviser to act in a riskier manner when acting on our behalf than it would when acting for its own account. See "Risk Factors—Risks Related to our Adviser and its Affiliates—The Adviser and its affiliates may face conflicts of interest with respect to services performed for issuers in which we invest" in the accompanying prospectus.

Market Trends

        We believe the middle-market lending environment provides opportunities for us to meet our goal of making investments that generate attractive risk-adjusted returns based on a combination of the following factors:

        Limited Availability of Capital for Middle-Market Companies.    We believe that regulatory and structural changes in the market have reduced the amount of capital available to U.S. middle-market companies. In particular, we believe there are currently fewer providers of capital to middle market companies. We believe that many commercial and investment banks have, in recent years, de-emphasized their service and product offerings to middle-market businesses in favor of lending to large corporate clients and managing capital markets transactions. In addition, these lenders may be constrained in their ability to underwrite and hold bank loans and high yield securities for middle-market issuers as they seek to meet existing and future regulatory capital requirements. We also believe that there is a lack of market participants that are willing to hold meaningful amounts of certain middle-market loans. As a result, we believe our ability to minimize syndication risk for a company seeking financing by being able to hold its loans without having to syndicate them, coupled with reduced capacity of traditional lenders to serve the middle-market, present an attractive opportunity to invest in middle-market companies.

        Capital Markets Have Been Unable to Fill the Void in U.S. Middle Market Finance Left by Banks.    While underwritten bond and syndicated loan markets have been robust in recent years, middle market companies are less able to access these markets for reasons including the following:

        High Yield Market—Middle market companies generally are not issuing debt in an amount large enough to be an attractively sized bond. High yield bonds are generally purchased by institutional investors who, among other things, are focused on the liquidity characteristics of the bond being issued. For example, mutual funds and exchange traded funds ("ETFs") are significant buyers of underwritten bonds. However, mutual funds and ETFs generally require the ability to liquidate their investments quickly in order to fund investor redemptions and/or comply with regulatory requirements. Accordingly, the existence of an active secondary market for bonds is an important consideration in these entities' initial investment decision. Because there is typically little or no active secondary market for the debt of U.S. middle market companies, mutual funds and ETFs generally do not provide debt capital to U.S. middle market companies. We believe this is likely to be a persistent problem and creates an advantage for those like us who have a more stable capital base and have the ability to invest in illiquid assets.

        Syndicated Loan Market—While the syndicated loan market is modestly more accommodating to middle market issuers, as with bonds, loan issue size and liquidity are key drivers of institutional appetite and, correspondingly, underwriters' willingness to underwrite the loans. Loans arranged through a bank are done either on a "best efforts" basis or are underwritten with terms plus provisions that permit the underwriters to change certain terms, including pricing, structure, yield and tenor, otherwise known as "flex", to successfully syndicate the loan, in the event the terms initially marketed are insufficiently attractive to investors. Furthermore, banks are generally reluctant to underwrite middle market loans because the arrangement fees they may earn on the placement of the debt generally are not sufficient to meet the banks' return hurdles. Loans provided by companies such as ours provide certainty to issuers in that we can commit to a given amount of debt on specific terms, at stated coupons and with agreed upon fees. As we are the ultimate holder of the loans, we do not require market "flex" or other arrangements that banks may require when acting on an agency basis.

        Robust Demand for Debt Capital.    We believe U.S. middle market companies will continue to require access to debt capital to refinance existing debt, support growth and finance acquisitions. In addition, we believe the large amount of uninvested capital held by funds of private equity firms, estimated by Preqin Ltd., an alternative assets industry data and research company, to be $1.26 trillion as of March 2019, will continue to drive deal activity. We expect that private equity sponsors will continue to pursue acquisitions and leverage their equity investments with secured loans provided by companies such as us.

        The Middle Market is a Large Addressable Market.    According to GE Capital's National Center for the Middle Market 2nd quarter 2019 Middle Market Indicator, there are approximately 200,000 U.S. middle market companies, which have approximately 47.9 million aggregate employees. Moreover, the U.S. middle market accounts for one-third of private sector gross domestic product ("GDP"). GE defines U.S. middle market companies as those between $10 million and $1 billion in annual revenue, which we believe has significant overlap with our definition of U.S. middle market companies.

        Attractive Investment Dynamics.    An imbalance between the supply of, and demand for, middle market debt capital creates attractive pricing dynamics. We believe the directly negotiated nature of middle market financings also generally provides more favorable terms to the lender, including stronger covenant and reporting packages, better call protection, and lender-protective change of control provisions. Additionally, we believe BDC managers' expertise in credit selection and ability to manage through credit cycles has generally resulted in BDCs experiencing lower loss rates than U.S. commercial banks through credit cycles. Further, we believe that historical middle market default rates have been lower, and recovery rates have been higher, as compared to the larger market capitalization, broadly distributed market, leading to lower cumulative losses.

        Conservative Capital Structures.    Following the credit crisis, which we define broadly as occurring between mid-2007 and mid-2009, lenders have generally required borrowers to maintain more equity as a percentage of their total capitalization, specifically to protect lenders during economic downturns. With more conservative capital structures, U.S. middle market companies have exhibited higher levels of cash flows available to service their debt. In addition, U.S. middle market companies often are characterized by simpler capital structures than larger borrowers, which facilitates a streamlined underwriting process and, when necessary, restructuring process.

        Attractive Opportunities in Investments in Loans.    We invest in senior secured or unsecured loans, subordinated loans or mezzanine loans and, to a lesser extent, equity and equity-related securities. We believe that opportunities in senior secured loans are significant because of the floating rate structure of most senior secured debt issuances and because of the strong defensive characteristics of these types of investments. Given the current low interest rate environment, we believe that debt issues with floating interest rates offer a superior return profile as compared with fixed-rate investments, since floating rate structures are generally less susceptible to declines in value experienced by fixed-rate securities in a rising interest rate environment. Senior secured debt also provides strong defensive characteristics. Senior secured debt has priority in payment among an issuer's security holders whereby holders are due to receive payment before junior creditors and equity holders. Further, these investments are secured by the issuer's assets, which may provide protection in the event of a default.

Potential Competitive Advantages

        We believe that the Adviser's disciplined approach to origination, fundamental credit analysis, portfolio construction and risk management should allow us to achieve attractive risk-adjusted returns while preserving our capital. We believe that we represent an attractive investment opportunity for the following reasons:

        Experienced Team with Expertise Across all Levels of the Corporate Capital Structure.    The members of the Investment Committee have over 25 years of experience in private lending and investing at all levels of a company's capital structure, particularly in high yield securities, leveraged loans, high yield credit derivatives and distressed securities, as well as experience in operations, corporate finance and mergers and acquisitions. The members of the Investment Committee have diverse backgrounds with investing experience through multiple business and credit cycles. Moreover, certain members of the Investment Committee and other executives and employees of the Adviser and its affiliates have operating and/or investing experience on behalf of business development companies. We believe this experience provides the Adviser with an in-depth understanding of the strategic, financial and operational challenges and opportunities of middle market companies and will afford it numerous tools to manage risk while preserving the opportunity for attractive risk-adjusted returns on our investments.

        Distinctive Origination Platform.    To date, a substantial majority of our investments have been sourced directly. We believe that our origination platform provides us the ability to originate investments without the assistance of investment banks or other traditional Wall Street intermediaries. The Investment Team includes over 50 investment professionals and is responsible for originating, underwriting, executing and managing the assets of our direct lending transactions and for sourcing and executing opportunities directly. The Investment Team has significant experience as transaction originators and building and maintaining strong relationships with private equity sponsors and companies.

        The Investment Team also maintains direct contact with banks, corporate advisory firms, industry consultants, attorneys, investment banks, "club" investors and other potential sources of lending opportunities. We believe the Adviser's ability to source through multiple channels allows us to generate investment opportunities that have more attractive risk-adjusted return characteristics than by relying solely on origination flow from investment banks or other intermediaries and to be more selective investors.

        Since its inception through September 30, 2019, the Adviser and its affiliates have reviewed over 3,900 opportunities and sourced potential investment opportunities from over 420 private equity sponsors and venture capital firms. We believe that the Adviser receives "early looks" and "last looks" based on its relationships, allowing it to be highly selective in the transactions it pursues.

        Potential Long-Term Investment Horizon.    We believe our potential long-term investment horizon gives us flexibility, allowing us to maximize returns on our investments. We invest using a long-term focus, which we believe provides us with the opportunity to increase total returns on invested capital, as compared to other private company investment vehicles or investment vehicles with daily liquidity requirements (e.g., open-ended mutual funds and ETFs).

        Defensive, Income-Orientated Investment Philosophy.    The Adviser employs a defensive investment approach focused on long-term credit performance and principal protection. This investment approach involves a multi-stage selection process for each investment opportunity as well as ongoing monitoring of each investment made, with particular emphasis on early detection of credit deterioration. This strategy is designed to minimize potential losses and achieve attractive risk adjusted returns.

        Active Portfolio Monitoring.    The Adviser closely monitors the investments in our portfolio and takes a proactive approach to identifying and addressing sector- or company-specific risks. The Adviser receives and reviews detailed financial information from portfolio companies no less than quarterly and seeks to maintain regular dialogue with portfolio company management teams regarding current and forecasted performance. Although we may invest in "covenant-lite" loans, which generally do not have a complete set of financial maintenance covenants, we anticipate that many of our investments will have financial covenants that we believe will provide an early warning of potential problems facing our borrowers, allowing lenders, including us, to identify and carefully manage risk. Further, we anticipate that many of our equity investments will provide us the opportunity to nominate a member or observer to the board of directors of the portfolio company, which we believe will allow us to closely monitor the performance of our portfolio companies.

Structure of Investments

        Our investment objective is to generate current income and, to a lesser extent, capital appreciation by targeting investment opportunities with favorable risk-adjusted returns.

        We expect that generally our portfolio composition will be majority debt or income producing securities, which may include "covenant-lite" loans (as defined below), with a lesser allocation to equity or equity-linked opportunities. In addition, we may invest a portion of our portfolio in opportunistic investments, which will not be our primary focus, but will be intended to enhance returns to our shareholders. These investments may include high-yield bonds and broadly-syndicated loans. Our portfolio composition may fluctuate from time to time based on market conditions and interest rates.

        Covenants are contractual restrictions that lenders place on companies to limit the corporate actions a company may pursue. Generally, the loans in which we expect to invest will have financial maintenance covenants, which are used to proactively address materially adverse changes in a portfolio company's financial performance. However, to a lesser extent, we may invest in "covenant-lite" loans. We use the term "covenant-lite" to refer generally to loans that do not have a complete set of financial maintenance covenants. Generally, "covenant-lite" loans provide borrower companies more freedom to negatively impact lenders because their covenants are incurrence-based, which means they are only tested and can only be breached following an affirmative action of the borrower, rather than by a deterioration in the borrower's financial condition. Accordingly, to the extent we invest in "covenant-lite" loans, we may have fewer rights against a borrower and may have a greater risk of loss on such investments as compared to investments in or exposure to loans with financial maintenance covenants.

        Debt Investments.    The terms of our debt investments are tailored to the facts and circumstances of each transaction. The Adviser negotiates the structure of each investment to protect our rights and manage our risk. We intend to invest in the following types of debt:

  •
  First-lien debt.  First-lien debt typically is senior on a lien basis to other liabilities in the issuer's capital structure and has the benefit of a first-priority security interest in assets of the issuer. The security interest ranks above the security interest of any second-lien lenders in those assets. Our first-lien debt may include stand-alone first-lien loans, "unitranche" loans (including "last out" portions of such loans) and secured corporate bonds with similar features to these categories of first-lien loans.

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  Stand-alone first lien loans. Stand-alone first-lien loans are traditional first-lien loans. All lenders in the facility have equal rights to the collateral that is subject to the first-priority security interest.

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  Unitranche loans. Unitranche loans (including "last out" portions of such loans), combine features of first-lien, second-lien and mezzanine debt, generally in a first-lien position. In many cases, we may provide the issuer most, if not all, of the capital structure above their equity. The primary advantages to the issuer are the ability to negotiate the entire debt financing with one lender and the elimination of intercreditor issues. "Last out" first-lien loans have a secondary priority behind super-senior "first out" first-lien loans in the collateral securing the loans in certain circumstances. The arrangements for a "last out" first-lien loan are set forth in an "agreement among lenders," which provides lenders with "first out" and "last out" payment streams based on a single lien on the collateral. Since the "first out" lenders generally have priority over the "last out" lenders for receiving payment under certain specified events of default, or upon the occurrence of other triggering events under intercreditor agreements or agreements among lenders, the "last out" lenders bear a greater risk and, in exchange, receive a higher effective interest rate, through arrangements among the lenders, than the "first out" lenders or lenders in stand-alone first-lien loans. Agreements among lenders also typically provide greater voting rights to the "last out" lenders than the intercreditor agreements to which second-lien lenders often are subject. Among the types of first-lien debt in which we may invest, "last out" first-lien loans generally have higher effective interest rates than other types of first-lien loans, since "last out" first-lien loans rank below standalone first lien loans.

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  Second-lien debt.  Our second-lien debt may include secured loans, and, to a lesser extent, secured corporate bonds, with a secondary priority behind first-lien debt. Second-lien debt typically is senior on a lien basis to unsecured liabilities in the issuer's capital structure and has the benefit of a security interest over assets of the issuer, though ranking junior to first-lien debt secured by those assets. First-lien lenders and second-lien lenders typically have separate liens on the collateral, and an intercreditor agreement provides the first-lien lenders with priority over the second-lien lenders' liens on the collateral.

  •
  Mezzanine debt.  Structurally, mezzanine debt usually ranks subordinate in priority of payment to first-lien and second-lien debt, is often unsecured, and may not have the benefit of financial covenants common in first-lien and second-lien debt. However, mezzanine debt ranks senior to common and preferred equity in an issuer's capital structure. Mezzanine debt investments generally offer lenders fixed returns in the form of interest payments and may provide lenders an opportunity to participate in the capital appreciation, if any, of an issuer through an equity interest. This equity interest typically takes the form of an equity co-investment or warrants. Due to its higher risk profile and often less restrictive covenants compared to senior secured loans, mezzanine debt generally bears a higher stated interest rate than first-lien and second-lien debt.

        Our debt investments are typically structured with the maximum seniority and collateral that we can reasonably obtain while seeking to achieve our total return target. The Adviser seeks to limit the downside potential of our investments by:

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  requiring a total return on our investments (including both interest and potential equity appreciation) that compensates us for credit risk;

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  negotiating covenants in connection with our investments consistent with preservation of our capital. Such restrictions may include affirmative covenants (including reporting requirements), negative covenants (including financial covenants), lien protection, change of control provisions and board rights, including either observation rights or rights to a seat on the board under some circumstances; and

  •
  including debt amortization requirements, where appropriate, to require the timely repayment of principal of the loan, as well as appropriate maturity dates.

        Within our portfolio, the Adviser aims to maintain the appropriate proportion among the various types of first-lien loans, as well as second-lien debt and mezzanine debt, to allow us to achieve our target returns while maintaining our targeted amount of credit risk.

        Equity Investments.    Our investment in a portfolio company may include equity or an equity-linked interest, such as a warrant or profit participation right. In certain instances, we will make direct equity investments, although those situations are generally limited to those cases where we are also making an investment in a more senior part of the capital structure of the issuer. We anticipate that generally any equity or equity-linked securities we hold will be minority positions.

Conflicts of Interests

        We have entered into both the Investment Advisory Agreement and the Administration Agreement with the Adviser. Pursuant to the Investment Advisory Agreement, we will pay the Adviser a base management fee and an incentive fee. See "Management and Other Agreements—Compensation of the Adviser" in the accompanying prospectus for a description of how the fees payable to the Adviser will be determined. Pursuant to the Administration Agreement, we will reimburse the Adviser for expenses necessary to perform services related to our administration and operations. In addition, the Adviser or its affiliates may engage in certain origination activities and receive attendant arrangement, structuring or similar fees.

        Our executive officers, certain of our directors and certain other finance professionals of Owl Rock Capital Partners also serve as executives of Owl Rock and officers and directors of the Company and certain professionals of Owl Rock Capital Partners and the Adviser are officers of Owl Rock Capital Securities LLC. In addition, our executive officers and directors and the members of the Adviser and members of its investment committee serve as officers, directors or principals of affiliated entities that operate in the same, or a related, line of business as we do (including the Owl Rock Advisers) including serving on their respective investment committees and/or on the investment committees of investment funds, accounts or other investment vehicles managed by our affiliates which may have investment objectives similar to our investment objective. At times, we compete with these other entities managed by the Adviser as well as entities managed by the other Owl Rock Advisers, including Owl Rock Capital Corporation II, Owl Rock Technology Finance Corp., and Owl Rock First Lien Master Fund (the "Owl Rock Clients"), for capital and investment opportunities. As a result, we may not be given the opportunity to participate or participate fully in certain investments made by the Owl Rock Clients. This can create a potential conflict when allocating investment opportunities among us and such other Owl Rock Clients. An investment opportunity that is suitable for multiple clients of the Adviser and its affiliates may not be capable of being shared among some or all of such clients and affiliates due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. However, in order for the Adviser and its affiliates to fulfill their fiduciary duties to each of their clients, the Owl Rock Advisers have put in place an investment allocation policy that seeks to ensure the fair and equitable allocation of investment opportunities over time and addresses the co-investment restrictions set forth under the 1940 Act.

Allocation of Investment Opportunities

        The Owl Rock Advisers intend to allocate investment opportunities in a manner that is fair and equitable over time and is consistent with its allocation policy, so that no client of the Adviser or its affiliates is disadvantaged in relation to any other client of the Adviser or its affiliates, taking into account such factors as the relative amounts of capital available for new investments, cash on hand, existing commitments and reserves, the investment programs and portfolio positions of the participating investment accounts, the clients for which participation is appropriate, targeted leverage level, targeted asset mix and any other factors deemed appropriate.

        The Owl Rock Advisers have put in place an investment allocation policy that seeks to ensure the equitable allocation of investment opportunities and addresses the co-investment restrictions set forth under the 1940 Act. When we engage in co-investments as permitted by the exemptive relief described below, we will do so in a manner consistent with the Owl Rock Advisers' allocation policy. In situations where co-investment with other entities managed by the Adviser or its affiliates is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer, a committee comprised of certain executive officers of the Owl Rock Advisers (including executive officers of the Adviser) along with other officers and employees, will need to decide whether we or such other entity or entities will proceed with the investment. The allocation committee will make these determinations based on the Owl Rock Advisers' allocation policy, which generally requires that such opportunities be offered to eligible accounts in a manner that will be fair and equitable over time.

        The Owl Rock Advisers' allocation policy is designed to manage the potential conflicts of interest between the Adviser's fiduciary obligations to us and its or its affiliates' similar fiduciary obligations to other clients, including Owl Rock Capital Corporation II, Owl Rock Technology Finance Corp. and Owl Rock First Lien Master Fund; however, there can be no assurance that Owl Rock's efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to us. Not all conflicts of interest can be expected to be resolved in our favor.

        The allocation of investment opportunities among us and any of the other investment funds sponsored or accounts managed by the Adviser or its affiliates may not always, and often will not, be proportional. In general, pursuant to the Owl Rock Advisers' allocation policy, the process for making an allocation determination includes an assessment as to whether a particular investment opportunity (including any follow-on investment in, or disposition from, an existing portfolio company held by the Company or another investment fund or account) is suitable for us or another investment fund or account including Owl Rock Capital Corporation II, Owl Rock Technology Finance Corp. and Owl Rock First Lien Master Fund. In making this assessment, Owl Rock may consider a variety of factors, including, without limitation: the investment objectives, guidelines and strategies applicable to the investment fund or account; the nature of the investment, including its risk-return profile and expected holding period; portfolio diversification and concentration concerns; the liquidity needs of the investment fund or account; the ability of the investment fund or account to accommodate structural, timing and other aspects of the investment process; the life cycle of the investment fund or account; legal, tax and regulatory requirements and restrictions, including, as applicable, compliance with the 1940 Act (including requirements and restrictions pertaining to co-investment opportunities discussed below); compliance with existing agreements of the investment fund or account; the available capital of the investment fund or account; diversification requirements for BDCs or RICs; the gross asset value and net asset value of the investment fund or account; the current and targeted leverage levels for the investment fund or account; and portfolio construction considerations. The relevance of each of these criteria will vary from investment opportunity to investment opportunity. In circumstances where the investment objectives of multiple investment funds or accounts regularly overlap, while the specific facts and circumstances of each allocation decision will be determinative, the Owl Rock Advisers may afford prior decisions precedential value.

        Pursuant to the Owl Rock Advisers' allocation policy, if through the foregoing analysis, it is determined that an investment opportunity is appropriate for multiple investment funds or accounts, the Owl Rock Advisers generally will determine the appropriate size of the opportunity for each such investment fund or account. If an investment opportunity falls within the mandate of two or more investment funds or accounts, and there are no restrictions on such funds or accounts investing with each other, then each investment fund or account will receive the amount of the investment that it is seeking, as determined based on the criteria set forth above.

        Certain allocations may be more advantageous to us relative to one or all of the other investment funds, or vice versa. While the Owl Rock Advisers will seek to allocate investment opportunities in a way that it believes in good faith is fair and equitable over time, there can be no assurance that our actual allocation of an investment opportunity, if any, or terms on which the allocation is made, will be as favorable as they would be if the conflicts of interest to which the Adviser may be subject did not exist.

Exemptive Relief

        We, the Adviser and certain of our affiliates have been granted exemptive relief by the SEC to co-invest with other funds managed by the Adviser or its affiliates in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. Pursuant to such exemptive relief, we generally are permitted to co-invest with certain of our affiliates if a "required majority" (as defined in Section 57(o) of the 1940 Act) of our independent directors make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transaction, including the consideration to be paid, are reasonable and fair to us and our shareholders and do not involve overreaching of us or our shareholders on the part of any person concerned, (2) the transaction is consistent with the interests of our shareholders and is consistent with our investment objective and strategies, and (3) the investment by our affiliates would not disadvantage us, and our participation would not be on a basis different from or less advantageous than that on which our affiliates are investing. The Owl Rock Advisers' investment allocation policy incorporates the conditions of the exemptive relief. As a result of the exemptive relief, there could be significant overlap in our investment portfolio and the investment portfolio of Owl Rock Capital Corporation II, Owl Rock Technology Finance Corp. and/or other funds established by the Adviser or its affiliates that could avail themselves of the exemptive relief. See "Related-Party Transactions and Certain Relationships" in the accompanying prospectus.

Stock Repurchase Plan

        On July 7, 2019, our Board approved the Company 10b5-1 Plan, to acquire up to $150 million in the aggregate of our common stock at prices below our net asset value per share over a specified period, in accordance with the guidelines specified in Rule 10b-18 and Rule 10b5-1 of the Exchange Act. We put the Company 10b5-1 Plan in place because we believe that, in the current market conditions, if our common stock is trading below our then-current net asset value per share, it is in the best interest of our shareholders for us to reinvest in our portfolio.

        The Company 10b5-1 Plan is intended to allow us to repurchase our common stock at times when we otherwise might be prevented from doing so under insider trading laws. The Company 10b5-1 Plan requires Goldman Sachs & Co. LLC, as our agent, to repurchase shares of common stock on our behalf when the market price per share is below the most recently reported net asset value per share (including any updates, corrections or adjustments publicly announced by us to any previously announced net asset value per share). Under the Company 10b5-1 Plan, the agent will increase the volume of purchases made as the price of our common stock declines, subject to volume restrictions. The timing and amount of any stock repurchases will depend on the terms and conditions of the Company 10b5-1 Plan, the market price of our common stock and trading volumes, and no assurance can be given that any particular amount of common stock will be repurchased.

        The purchase of shares pursuant to the Company 10b5-1 Plan is intended to satisfy the conditions of Rule 10b5-1 and Rule 10b-18 under the Exchange Act, and will otherwise be subject to applicable law, including Regulation M, which may prohibit purchases under certain circumstances. See "The Company—Stock Repurchase Plan" in the accompanying prospecuts.

        The Company 10b5-1 Plan commenced on August 19, 2019 and will terminate upon the earliest to occur of (i) 18-months (tolled for periods during which the Company 10b5-1 Plan is suspended), (ii) the end of the trading day on which the aggregate purchase price for all shares purchased under the Company 10b5-1 Plan equals $150 million and (iii) the occurrence of certain other events described in the Company 10b5-1 Plan.

Recent Developments

        On December 12, 2019 (the "CLO II Closing Date"), we completed a $396.6 million term debt securitization transaction (the "CLO II Transaction"), also known as a collateralized loan obligation transaction, which is a form of secured financing incurred by us. The secured notes and preferred shares issued in the CLO II Transaction were issued by our consolidated subsidiaries Owl Rock CLO II, Ltd., an exempted company incorporated in the Cayman Islands with limited liability (the "CLO II Issuer"), and Owl Rock CLO II, LLC, a Delaware limited liability company (the "CLO II Co-Issuer" and together with the CLO II Issuer, the "CLO II Issuers") and are backed by a portfolio of collateral obligations consisting of middle market loans and participation interests in middle market loans as well as by other assets of the CLO II Issuer.

        The CLO II Transaction was executed by the issuance of the following classes of notes and preferred shares pursuant to an indenture and security agreement dated as of the CLO II Closing Date (the "CLO II Indenture"), by and among the CLO II Issuers and State Street Bank and Trust Company: (i) $157 million of AAA(sf) Class A-1L Notes, which bear interest at three-month LIBOR plus 1.75%, (ii) $40 million of AAA(sf) Class A-1F Notes, which bear interest at a fixed rate of 3.44%, (iii) $20 million of AAA(sf) Class A-2 Notes, which bear interest at three-month LIBOR plus 2.20%, (iv) $40 million of AA(sf) Class B-L Notes, which bear interest at three-month LIBOR plus 2.75% and (v) $3 million of AA(sf) Class B-F Notes, which bear interest at a fixed rate of 4.46% (together, the "CLO II Secured Notes"). The CLO II Secured Notes are secured by the middle market loans, participation interests in middle market loans and other assets of the CLO II Issuer. The CLO II Secured Notes are scheduled to mature on January 20, 2031. The CLO II Secured Notes were privately placed by Deutsche Bank Securities Inc. Upon the occurrence of certain triggering events relating to the end of LIBOR, a different benchmark rate will replace LIBOR as the reference rate for interest accruing on the CLO II Secured Notes.

        Concurrently with the issuance of the Secured Notes, the CLO II Issuer issued approximately $136.6 million of subordinated securities in the form of 136,600 preferred shares at an issue price of $1,000 per share (the "CLO II Preferred Shares"). The CLO II Preferred Shares were issued by the CLO II Issuer as part of its issued share capital and are not secured by the collateral securing the Secured Notes. We purchased all of the CLO II Preferred Shares. We act as retention holder in connection with CLO II for the purposes of satisfying certain U.S. and European Union regulations requiring sponsors of securitization transactions to retain exposure to the performance of the securitized assets and as such we are required to retain a portion of the CLO II Preferred Shares.

        As part of the CLO II Transaction, we entered into a loan sale agreement with the CLO II Issuer dated as of the CLO II Closing Date, which provided for the sale and contribution of approximately $210.6 million par amount of middle market loans from us to the CLO II Issuer on the CLO II Closing Date and for future sales from us to the CLO II Issuer on an ongoing basis. Such loans constituted part of the initial portfolio of assets securing the CLO II Secured Notes. The remainder of the initial portfolio assets securing the CLO II Secured Notes consisted of approximately $189.4 million par amount of middle market loans purchased by the CLO II Issuer from ORCC Financing III LLC, our wholly-owned subsidiary, under an additional loan sale agreement executed on the CLO II Closing Date between the CLO II Issuer and ORCC Financing III LLC. We and ORCC Financing III LLC each made customary representations, warranties, and covenants to the CLO II Issuer under the applicable loan sale agreement.

        Through January 20, 2022, a portion of the proceeds received by the Issuer from the loans securing the CLO II Secured Notes may be used by the CLO II Issuer to purchase additional middle market loans under the direction of the Adviser, in its capacity as collateral manager for the CLO II Issuer and in accordance with our investing strategy and ability to originate eligible middle market loans.

        The CLO II Secured Notes are the secured obligation of the CLO II Issuers, and the CLO II Indenture includes customary covenants and events of default. The CLO II Secured Notes have not been registered under the Securities Act, or any state securities (e.g., "blue sky") laws, and may not be offered or sold in the United States absent registration with the SEC or pursuant to an applicable exemption from such registration.

Corporate Information

        Our principal executive offices are located at 399 Park Avenue, 38th Floor, New York, NY 10022 and our telephone number is (212) 419-3000. Our corporate website is located at www.owlrockcapitalcorporation.com. Information on our website is not incorporated into or a part of this prospectus.

Implications of Being an Emerging Growth Company

        We are an emerging growth company as defined in the JOBS Act and we are eligible to take advantage of certain specified reduced disclosure and other requirements that are otherwise generally applicable to public companies that are not "emerging growth companies" including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act"). We expect to remain an emerging growth company for up to five years following July 22, 2019, the date of our initial public offering of common equity securities ("IPO") or until the earliest of (i) the last day of the first fiscal year in which our annual gross revenues exceed $1.07 billion, (ii) December 31 of the fiscal year that we become a "large accelerated filer" as defined in Rule 12b-2 under the Securities and Exchange Act of 1934, as amended (the "1934 Act"), which would occur if the market value of our common stock that is held by non-affiliates exceeds $700.0 million as of the last business day of our most recently completed second fiscal quarter and we have been publicly reporting for at least 12 months or (iii) the date on which we have issued more than $1.0 billion in non-convertible debt securities during the preceding three-year period. In addition, we will take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act for complying with new or revised accounting standards.

Risk Factors

        An investment in the Notes involves a high degree of risk and may be considered speculative. You should carefully consider the information found in "Risk Factors" in this prospectus supplement and the accompanying prospectus and any documents incorporated herein or therein before deciding to purchase the Notes. Risks involved in purchasing the Notes include:

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  the Notes will be unsecured and therefore will be effectively subordinated to any secured indebtedness we have currently incurred or may incur in the future;

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  the Notes will be structurally subordinated to the indebtedness and other liabilities of our subsidiaries;

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  our current indebtedness could adversely affect our business, financial condition and results of operations and our ability to meet our payment obligations under the Notes and our other debt;

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  a downgrade, suspension or withdrawal of the credit rating assigned by a rating agency to us or the Notes, if any, or change in the debt markets, could cause the liquidity or market value of the Notes to decline significantly;

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  the indenture will contain limited protection for holders of the Notes;

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  the optional redemption provision may materially adversely affect your return on the Notes;

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  if we default on our obligations to pay our other indebtedness, we may not be able to make payments on the Notes;

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  we may not be able to repurchase the Notes upon a Change of Control Repurchase Event;

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  if an active trading market does not develop for the Notes, you may not be able to resell them;

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  we have a limited operating history;

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  price declines in the corporate leveraged loan market may adversely affect the fair value of our portfolio, reducing our net asset value through increased net unrealized depreciation and the incurrence of realized losses;

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  economic recessions or downturns could impair our portfolio companies and harm our operating results;

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  our ability to achieve our investment objective depends on our Adviser's ability to manage and support our investment process. If our Adviser were to lose a significant number of its key professionals, or terminate the Advisory Agreement, our ability to achieve our investment objective could be significantly harmed;

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  regulations governing our operation as a BDC and RIC affect our ability to raise capital and the way in which we raise additional capital or borrow for investment purposes, which may have a negative effect on our growth;

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  recent legislation may allow us to incur additional leverage;

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  to the extent that we borrow money, the potential for gain or loss on amounts invested in us will be magnified and may increase the risk of investing in us;

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  we may face increasing competition for investment opportunities, which could delay further deployment of our capital, reduce returns and result in losses;

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  because our business model depends to a significant extent upon the Adviser's relationships with corporations, financial institutions and investment firms, the inability of our Adviser to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business;

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  we may be obligated to pay our Adviser incentive fees even if we incur a net loss due to a decline in the value of our portfolio and even if our earned interest income is not payable in cash;

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  we will be subject to corporate-level U.S. federal income tax if we are unable to maintain our tax treatment as a RIC under Subchapter M of the Code or if we make investments through taxable subsidiaries;

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  we may compete for capital and investment opportunities with other entities managed by our Adviser or its affiliates, subjecting our Adviser to certain conflicts of interest;

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  the Adviser and its affiliates, including our officers and some of our directors, may face conflicts of interest caused by compensation arrangements with us and our affiliates which could result in increased risk taken by us;

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  our Board may change our operating policies and strategies without prior notice or shareholder approval, the effects of which may be adverse to our shareholders;

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  changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy;

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  our investment portfolio is recorded at fair value as determined in good faith in accordance with procedures established by our Board and, as a result, there is and will be uncertainty as to the value of our portfolio investments;

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  the lack of liquidity in our investments may adversely affect our business;

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  we generally will not control the business operations of our portfolio companies and, due to the illiquid nature of our holdings in our portfolio companies, we may not be able to dispose of our interest in our portfolio companies;

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  we will be exposed to risks associated with changes in interest rates;

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  defaults by our portfolio companies could jeopardize a portfolio company's ability to meet its obligations under the debt or equity investment that we hold which could harm our operating results;

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  subordinated liens on collateral securing debt investments that we may make to portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us;

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  our ability to enter into transactions with our affiliates will be restricted;

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  international investments create additional risks;

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  the amount of any distributions we may make on our common stock is uncertain. We may not be able to pay you distributions, or be able to sustain distributions at any particular level, and our distributions per share, if any, may not grow over time, and our distributions per share may be reduced; and

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  the market price of our common stock may fluctuate significantly.

SPECIFIC TERMS OF THE NOTES AND THE OFFERING

        This section outlines certain legal and financial terms of the Notes. You should read this section together with the more detailed description of the Notes under the heading "Description of the Notes" in this prospectus before investing in the Notes. Capitalized terms used in this prospectus and not otherwise defined shall have the meanings ascribed to them in the indenture governing the Notes, as amended from time to time, the "indenture".

Issuer	Owl Rock Capital Corporation, a Maryland corporation
Title of the Securities	% Notes due 20
Initial Aggregate Principal Amount Being Offered	$ million
Initial Public Offering Price	% of the aggregate principal amount of Notes
Interest Rate	%
Yield to Maturity	%
Trade Date	January , 2020
Issue Date	January , 2020
Maturity Date	, 20
Interest Payment Dates	and , commencing , 2020
Ranking of Notes	The Notes will be our direct, general unsecured obligations and will rank:
• senior in right of payment to all of our future indebtedness or other obligations that are expressly subordinated, or junior, in right of payment to the Notes;

•

pari passu, or equal, in right of payment with all of our existing and future indebtedness or other obligations that are not so subordinated, or junior, including, without limitation, our 2023 Notes, of which $150 million in aggregate principal amount was outstanding as of September 30, 2019, our 2024 Notes, of which $400 million in aggregate principal amount was outstanding as of September 30, 2019 and our 2025 Notes, of which $425 million in aggregate principal amount was issued on October 8, 2019;

•

effectively subordinated, or junior, to any of our secured indebtedness or other obligations (including unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness, including, without limitation, borrowings under our Revolving Credit Facility, of which $0.7 billion was outstanding as of September 30, 2019; and

•

structurally subordinated, or junior, to all existing and future indebtedness and other obligations (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities including, without limitation, borrowings under our SPV Asset Facility I, SPV Asset Facility II, SPV Asset Facility III, SPV Asset Facility IV and CLO I, of which $1.2 billion was outstanding as of September 30, 2019 and CLO II, of which $0.3 billion of indebtedness was issued on December 12, 2019.

As of September 30, 2019, our total indebtedness was approximately $2.5 billion aggregate principal amount outstanding, of which approximately $1.9 billion was secured indebtedness. After giving effect to the issuance of the 2025 Notes on October 8, 2019 and the issuance of indebtedness pursuant to the CLO II Transaction on December 12, 2019, our total indebtedness remained unchanged at approximately $2.5 billion aggregate principal amount outstanding as of September 30, 2019 as proceeds from the issuance of these notes and facilities were utlized to repay existing indebtedness. See "Capitalization" in this prospectus supplement.

Denominations	We will issue the Notes in denominations of $2,000 and integral multiples of $1,000 in excess thereof.
Optional Redemption

We may redeem some or all of the Notes at any time, or from time to time, at a redemption price equal to the greater of (1) 100% of the principal amount of the Notes to be redeemed or (2) the sum of the present values of the remaining scheduled payments of principal and interest (exclusive of accrued and unpaid interest to the date of redemption) on the Notes to be redeemed, discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) using the applicable Treasury Rate plus            basis points, plus, in each case, accrued and unpaid interest to the redemption date; provided, however, that if we redeem any Notes on or after                    , 20    (the date falling                prior to the maturity date of the Notes), the redemption price for the Notes will be equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest, if any, to, but excluding, the date of redemption. Any exercise of our option to redeem the Notes will be done in compliance with the 1940 Act.

Sinking Fund	The Notes will not be subject to any sinking fund. A sinking fund is a reserve fund accumulated over a period of time for the retirement of debt.

Offer to Purchase upon a Change of Control Repurchase Event

If a Change of Control Repurchase Event occurs prior to maturity, unless we have exercised our right to redeem the Notes in full, holders will have the right, at their option, to require us to repurchase for cash some or all of the Notes at a repurchase price equal to 100% of the principal amount of the Notes being repurchased, plus accrued and unpaid interest to, but not including, the repurchase date.

Legal Defeasance

If there is a change in U.S. tax law or we obtain an Internal Revenue Service ruling described herein, the Notes will be subject to legal defeasance by us, which means that, subject to the satisfaction of certain conditions, including, but not limited to, (i) depositing in trust for the benefit of the holders of the Notes a combination of money and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the Notes on their various due dates and (ii) delivering to the Trustee an opinion of counsel as described herein under "Description of the Notes—Defeasance—Legal Defeasance", we can legally release ourselves from all payment and other obligations on the Notes.

Covenant Defeasance

Under current U.S. tax law and the indenture, the Notes are subject to covenant defeasance by us, which means that, subject to the satisfaction of certain conditions, including, but not limited to, (i) depositing in trust for the benefit of the holders of the Notes a combination of money and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the Notes on their various due dates and (ii) delivering to the Trustee an opinion of counsel as described herein under "Description of the Notes—Defeasance—Covenant Defeasance", we will be released from some of the restrictive covenants in the indenture.

Form of Notes

The Notes will be represented by global securities that will be deposited and registered in the name of The Depository Trust Company, or DTC, or its nominee. This means that, except in limited circumstances, you will not receive certificates for the Notes. Beneficial interests in the Notes will be represented through book-entry accounts of financial institutions acting on behalf of beneficial owners as direct and indirect participants in DTC. Investors may elect to hold interests in the Notes through either DTC, if they are a participant, or indirectly through organizations that are participants in DTC.

Trustee, Paying Agent and Registrar	Wells Fargo Bank, National Association
Events of Default

If an event of default (as described herein under "Description of the Notes") on the Notes occurs, the principal amount of the Notes, plus accrued and unpaid interest, may be declared immediately due and payable, subject to conditions set forth in the indenture. These amounts automatically become due and payable in the case of certain types of bankruptcy or insolvency events involving us.

Other Covenants	In addition to the covenants described in this prospectus, the following covenants shall apply to the Notes:

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We agree that for the period of time during which the Notes are outstanding, we will not violate, whether or not we are subject thereto, Section 18(a)(1)(A) as modified by Section 61(a) of the 1940 Act or any successor provisions, but giving effect, in either case, to any exemptive relief granted to us by the SEC.

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If, at any time, we are not subject to the reporting requirements of Sections 13 or 15(d) of the Exchange Act to file any periodic reports with the SEC, we agree to furnish to holders of the Notes and the Trustee, for the period of time during which the Notes are outstanding, our audited annual consolidated financial statements, within 90 days of our fiscal year end, and unaudited interim consolidated financial statements, within 45 days of our fiscal quarter end (other than our fourth fiscal quarter). All such financial statements will be prepared, in all material respects, in accordance with applicable United States generally accepted accounting principles, or GAAP.

No Established Trading Market

The Notes are a new issue of securities with no established trading market. The Notes will not be listed on any securities exchange or quoted on any automated dealer quotation system. Although certain of the underwriters have informed us that they currently intend to make a market in the Notes, as permitted by applicable laws and regulations, they are not obligated to do so and may discontinue any such market making activities at any time without notice. See "Underwriting" in this prospectus supplement. Accordingly, we cannot assure you that a liquid market for the Notes will develop or be maintained.

Global Clearance and Settlement Procedures

Interests in the Notes will trade in DTC's Same Day Funds Settlement System, and any permitted secondary market trading activity in such Notes will, therefore, be required by DTC to be settled in immediately available funds. None of the Company, the Trustee or the paying agent will have any responsibility or liability for the performance by DTC or its participants or indirect participants of their respective obligations under the rules and procedures governing their operations.

Governing Law	The Notes and the indenture will be governed by and construed in accordance with the laws of the State of New York.

RISK FACTORS

        Investing in the Notes involves a number of significant risks. Before you invest in the Notes, you should be aware of various risks associated with the investment, including those described in this prospectus supplement, the accompanying prospectus, any document incorporated by reference herein or therein, and any free writing prospectus we may authorize in connection with this offering. You should carefully consider these risk factors, together with all of the other information included or incorporated by reference in this prospectus supplement and the accompanying prospectus, before you decide whether to make an investment in the Notes. The risks set out in this prospectus supplement, the accompanying prospectus, any document incorporated by reference herein or therein, and any free writing prospectus we may authorize in connection with this offering are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us may also impair our operations and performance. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, you may lose all or part of your investment.

Risks Related to the Notes

         The Notes will be unsecured and therefore will be effectively subordinated to any secured indebtedness we have currently incurred or may incur in the future.

        The Notes will not be secured by any of our assets or any of the assets of our subsidiaries. As a result, the Notes will be effectively subordinated, or junior, to any secured indebtedness or other obligations we or our subsidiaries have currently incurred and may incur in the future (or any indebtedness that is initially unsecured that we later secure) to the extent of the value of the assets securing such indebtedness. Substantially all of our assets are currently pledged as collateral under the Revolving Credit Facility, the SPV Asset Facility I, the SPV Asset Facility II, the SPV Asset Facility III, the SPV Asset Facility IV, CLO I or CLO II. In any liquidation, dissolution, bankruptcy or other similar proceeding, the holders of any of our existing or future secured indebtedness and the secured indebtedness of our subsidiaries may assert rights against the assets pledged to secure that indebtedness in order to receive full payment of their indebtedness before the assets may be used to pay other creditors, including the holders of the Notes. As of September 30, 2019 our total indebtedness was approximately $2.5 billion aggregate principal amount outstanding, of which approximately $1.9 billion was secured by our assets or assets of our subsidiaries and, therefore, will be effectively senior to the Notes. In addition, on October 8, 2019 we issued $425 million in aggregate principal amount of our 2025 Notes and on December 12, 2019 our subsidiaries issued $260 million of indebtedness pursuant to CLO II, which is secured by our assets or assets of our subsidiaries. Secured indebtedness is effectively senior to the Notes to the extent of the value of such assets.

         The Notes will be structurally subordinated to the indebtedness and other liabilities of our subsidiaries.

        The Notes are obligations exclusively of Owl Rock Capital Corporation and not of any of our subsidiaries. None of our subsidiaries are a guarantor of the Notes and the Notes are not required to be guaranteed by any subsidiaries we may acquire or create in the future. Except to the extent we are a creditor with recognized claims against our subsidiaries, all claims of creditors (including trade creditors) and holders of preferred stock, if any, of our subsidiaries will have priority over our equity interests in such subsidiaries (and therefore the claims of our creditors, including holders of the Notes) with respect to the assets of such subsidiaries. Even if we are recognized as a creditor of one or more of our subsidiaries, our claims would still be effectively subordinated to any security interests in the assets of any such subsidiary and to any indebtedness or other liabilities of any such subsidiary senior to our claims. Consequently, the Notes will be structurally subordinated, or junior, to the SPV Asset Facility I, the SPV Asset Facility II, the SPV Asset Facility III, the SPV Asset Facility IV, CLO I, CLO II and all existing and future indebtedness and other obligations (including trade payables) incurred by any of our subsidiaries, financing vehicles or similar facilities and any subsidiaries, financing vehicles or similar facilities that we may in the future acquire or establish. As of September 30, 2019, our subsidiaries had $1.2 billion indebtedness outstanding under the SPV Asset Facility I, the SPV Asset Facility II, the SPV Asset Facility III, the SPV Asset Facility IV and CLO I and on December 12, 2019, our subsidiaries issued $260 million of indebtedness pursuant to CLO II; in addition, our subsidiaries may incur additional indebtedness in the future, all of which would be structurally senior to the Notes.

         Our current indebtedness could adversely affect our business, financial condition and results of operations and our ability to meet our payment obligations under the Notes and our other debt.

        As of September 30, 2019, our total consolidated indebtedness was approximately $2.5 billion aggregate principal amount outstanding, of which approximately $0.7 billion was indebtedness secured by our assets, of which approximately $1.2 billion was indebtedness of our subsidiaries outstanding under the SPV Asset Facility I, the SPV Asset Facility II, the SPV Asset Facility III, the SPV Asset Facility IV, and CLO I and secured by our assets or assets of our subsidiaries, and of which approximately $0.6 billion aggregate principal amount was unsecured indebtedness. In addition, on October 8, 2019 we issued $425 million aggregate principal amount of our 2025 Notes and on December 12, 2019, our subsidiaires issued $260 million of indebtedness pursuant to CLO II.

        The use of debt could have significant consequences on our future operations, including:

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  making it more difficult for us to meet our payment and other obligations under the Notes and our other outstanding indebtedness;

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  resulting in an event of default if we fail to comply with the financial and other restrictive covenants contained in our debt agreements, which event of default could result in substantially all of our debt becoming immediately due and payable;

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  reducing the availability of our cash flow to fund investments, acquisitions and other general corporate purposes, and limiting our ability to obtain additional financing for these purposes;

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  subjecting us to the risk of increased sensitivity to interest rate increases on our indebtedness with variable interest rates; and

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  limiting our flexibility in planning for, or reacting to, and increasing our vulnerability to, changes in our business, the industry in which we operate and the general economy.

Any of the above-listed factors could have an adverse effect on our business, financial condition and results of operations and our ability to meet our payment obligations under the Notes and our other debt.

        Our ability to meet our payment and other obligations under our debt instruments depends on our ability to generate significant cash flow in the future. This, to some extent, is subject to general economic, financial, competitive, legislative and regulatory factors as well as other factors that are beyond our control.

        We cannot assure you that our business will generate sufficient cash flow from operations or that future borrowings will be available to us under our financing arrangements or otherwise in an amount sufficient to enable us to pay our indebtedness, including the Notes, or to fund our other liquidity needs. We may need to refinance all or a portion of our indebtedness, including the Notes, on or before its maturity. The conditions of the financial markets and prevailing interest rates have fluctuated in the past and are likely to fluctuate in the future. We cannot assure you that we will be able to refinance any of our indebtedness on commercially reasonable terms or at all. If we cannot service our indebtedness, we may have to take actions such as selling assets or seeking additional equity. We cannot assure you that any such actions, if necessary, could be effected on commercially reasonable terms or at all, or on terms that would not be disadvantageous to our shareholders or on terms that would not require us to breach the terms and conditions of our existing or future debt agreements, including our payment obligations under the Notes.

         A downgrade, suspension or withdrawal of the credit rating assigned by a rating agency to us or the Notes, if any, or change in the debt markets, could cause the liquidity or market value of the Notes to decline significantly.

        Our credit ratings are an assessment by rating agencies of our ability to pay our debts when due. Consequently, real or anticipated changes in our credit ratings will generally affect the market value of the Notes. These credit ratings may not reflect the potential impact of risks relating to the structure or marketing of the Notes. Credit ratings are not a recommendation to buy, sell or hold any security, and may be revised or withdrawn at any time by the issuing organization in its sole discretion. Neither we nor any underwriter undertakes any obligation to maintain our credit ratings or to advise holders of Notes of any changes in our credit ratings.

         The indenture will contain limited protection for holders of the Notes.

        The indenture offers limited protection to holders of the Notes. The terms of the indenture and the Notes do not restrict our or any of our subsidiaries' ability to engage in, or otherwise be a party to, a variety of corporate transactions, circumstances or events that could have an adverse impact on your investment in the Notes. In particular, the terms of the indenture and the Notes will not place any restrictions on our or our subsidiaries' ability to:

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  issue securities or otherwise incur additional indebtedness or other obligations, including (1) any indebtedness or other obligations that would be pari passu, or equal, in right of payment to the Notes, (2) any indebtedness or other obligations that would be secured and therefore rank effectively senior in right of payment to the Notes to the extent of the value of the assets securing such indebtedness, (3) indebtedness or other obligations of ours that are guaranteed by one or more of our subsidiaries and which therefore are structurally senior to the Notes and (4) securities, indebtedness or other obligations incurred by our subsidiaries that would be senior to our equity interests in our subsidiaries and therefore rank structurally senior to the Notes with respect to the assets of those subsidiaries, in each case other than an incurrence of indebtedness or other obligations that would cause a violation of Section 18(a)(1)(A) as modified by Section 61(a) of the 1940 Act or any successor provisions of the 1940 Act, but giving effect, in either case, to any exemptive relief granted to us by the SEC. Currently, these provisions generally prohibit us from incurring additional borrowings, including through the issuance of additional debt securities, unless our asset coverage, as defined in the 1940 Act, equals at least 200% (or 150% if certain conditions are met) after such borrowings;

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  pay dividends on, or purchase or redeem or make any payments in respect of, capital stock or other securities ranking junior in right of payment to the Notes;

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  sell assets (other than certain limited restrictions on our ability to consolidate, merge or sell all or substantially all of our assets);

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  create liens (including liens on the shares of our subsidiaries) or enter into sale and leaseback transactions;

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  enter into transactions with affiliates;

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  make investments; or

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  create restrictions on the payment of dividends or other amounts to us from our subsidiaries.

        Furthermore, the terms of the indenture and the Notes do not protect holders of the Notes in the event that we experience changes (including significant adverse changes) in our financial condition, results of operations or credit ratings, as they do not require that we or our subsidiaries adhere to any financial tests or ratios or specified levels of net worth, revenues, income, cash flow or liquidity.

        Our ability to recapitalize, incur additional debt and take a number of other actions that are not limited by the terms of the Notes may have important consequences for you as a holder of the Notes, including making it more difficult for us to satisfy our obligations with respect to the Notes or negatively affecting the trading value of the Notes.

        Certain of our current debt instruments include more protections for their holders than the indenture and the Notes. In addition, other debt we issue or incur in the future could contain more protections for its holders than the indenture and the Notes, including additional covenants and events of default. The issuance or incurrence of any such debt with incremental protections could affect the market for and trading levels and prices of the Notes.

         The optional redemption provision may materially adversely affect your return on the Notes.

        The Notes are redeemable in whole or in part at any time or from time to time at our option. We may choose to redeem the Notes at times when prevailing interest rates are lower than the interest rate paid on the Notes. In this circumstance, you may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as that of the Notes being redeemed.

         If we default on our obligations to pay our other indebtedness, we may not be able to make payments on the Notes.

        Any default under the agreements governing our indebtedness or under other indebtedness to which we may be a party, that is not waived by the required lenders or holders and the remedies sought by the holders of such indebtedness could make us unable to pay principal, premium, if any, and interest on the Notes and substantially decrease the market value of the Notes.

        If we are unable to generate sufficient cash flow and are otherwise unable to obtain funds necessary to meet required payments of principal, premium, if any, and interest on our indebtedness, or if we otherwise fail to comply with the various covenants, including financial and operating covenants, in the instruments governing our indebtedness, we could be in default under the terms of the agreements governing such indebtedness. In the event of such default, the holders of such indebtedness could elect to declare all the funds borrowed thereunder to be due and payable, together with accrued and unpaid interest, the lenders under our current indebtedness or other debt we may incur in the future could elect to terminate their commitments, cease making further loans and institute foreclosure proceedings against our assets, and we could be forced into bankruptcy or liquidation.

        If our operating performance declines, we may in the future need to seek to obtain waivers from the required lenders or holders under the agreements governing our indebtedness, or other indebtedness that we may incur in the future, to avoid being in default. If we breach our covenants under the agreements governing our indebtedness and seek a waiver, we may not be able to obtain a waiver from the required lenders or holders. If this occurs, we would be in default and our lenders or debt holders could exercise their rights as described above, and we could be forced into bankruptcy or liquidation.

        If we are unable to repay debt, lenders having secured obligations, including the lenders under certain of our credit facilities, could proceed against the collateral securing the debt. Because our credit facilities, the 2023 Notes and the 2024 Notes have, the indenture will have, and any future debt will likely have, customary cross-default provisions, if the indebtedness thereunder, hereunder or under any future credit facility is accelerated, we may be unable to repay or finance the amounts due. See "Description of the Notes" in this prospectus supplement and "Description of Our Debt Securities" in the accompanying prospectus.

         We may not be able to repurchase the Notes upon a Change of Control Repurchase Event.

        Upon the occurrence of a Change of Control Repurchase Event, as defined in the indenture that governs the Notes, as supplemented, subject to certain conditions, we will be required to offer to repurchase all outstanding Notes at 100% of their principal amount, plus accrued and unpaid interest. The source of funds for that purchase of Notes will be our available cash or cash generated from our operations or other potential sources, including borrowings, investment repayments, sales of assets or sales of equity. We cannot assure you that sufficient funds from such sources will be available at the time of any Change of Control Repurchase Event to make required repurchases of Notes tendered. Before making any such repurchase of Notes, we would also have to comply with certain requirements under our Revolving Credit Facility, to the extent such requirements remain in effect at such time, or otherwise obtain consent from the lenders under the Revolving Credit Facility. Our future debt instruments also may contain similar restrictions and provisions. If the holders of the Notes exercise their right to require us to repurchase all the Notes upon a Change of Control Repurchase Event, the financial effect of this repurchase could cause a default under our existing or future debt instruments, even if the Change of Control Repurchase Event itself would not cause a default. It is possible that we will not have sufficient funds at the time of the Change of Control Repurchase Event to make the required repurchase of the Notes or our other debt. See "Description of the Notes—Offer to Repurchase Upon a Change of Control Repurchase Event" in this prospectus supplement.

         If an active trading market does not develop for the Notes, you may not be able to resell them.

        The Notes are a new issue of debt securities and there currently is no trading market for the Notes. We do not intend to apply for listing of the Notes on any securities exchange or for quotation of the Notes on any automated dealer quotation system. If no active trading market develops, you may not be able to resell the Notes at their fair market value or at all. If the Notes are traded after their initial issuance, they may trade at a discount from their initial offering price depending on prevailing interest rates, the market for similar securities, our credit ratings, general economic conditions, our financial condition, performance and prospects and other factors. Certain of the underwriters have advised us that they currently intend to make a market in the Notes after the offering, but they are not obligated to do so. Such underwriters may discontinue any market-making in the Notes at any time at their sole discretion. In addition, any market-making activity will be subject to limits imposed by law. Accordingly, we cannot assure you that a liquid trading market will develop for the Notes, that you will be able to sell the Notes at a particular time or that the price you receive when you sell will be favorable. To the extent an active trading market does not develop, the liquidity and trading price for the Notes may be harmed. Accordingly, you may be required to bear the financial risk of an investment in the Notes for an indefinite period of time.

Risks Related to our Investments

         The interest rates of our term loans to our portfolio companies that extend beyond 2021 might be subject to change based on recent regulatory changes.

        LIBOR, the London Interbank Offered Rate, is the basic rate of interest used in lending transactions between banks on the London interbank market and is widely used as a reference for setting the interest rate on loans globally. We typically use LIBOR as a reference rate in term loans we extend to portfolio companies such that the interest due to us pursuant to a term loan extended to a portfolio company is calculated using LIBOR. The terms of our debt investments generally include minimum interest rate floors which are calculated based on LIBOR.

        The United Kingdom's Financial Conduct Authority, which regulates LIBOR, announced that it will not compel panel banks to contribute to LIBOR after 2021. It is unclear if at that time LIBOR will cease to exist or if new methods of calculating LIBOR will be established such that it continues to exist after 2021. Central banks and regulators in a number of major jurisdictions (for example, United States, United Kingdom, European Union, Switzerland and Japan) have convened working groups to find, and implement the transition to, suitable replacements for interbank offered rates ("IBORs"). To identify a successor rate for U.S. dollar LIBOR, the Alternative Reference Rates Committee ("ARRC"), a U.S.-based group convened by the Federal Reserve Board and the Federal Reserve Bank of New York, was formed. The ARRC has identified the Secured Overnight Financing Rate ("SOFR") as its preferred alternative rate for LIBOR. SOFR is a measure of the cost of borrowing cash overnight, collateralized by U.S. Treasury securities, and is based on directly observable U.S. Treasury-backed repurchase transactions. Although SOFR appears to be the preferred replacement rate for U.S. dollar LIBOR, at this time, it is not possible to predict the effect of any such changes, any establishment of alternative reference rates or other reforms to LIBOR that may be enacted in the United States, United Kingdom or elsewhere.

        The elimination of LIBOR or any other changes or reforms to the determination or supervision of LIBOR could have an adverse impact on the market for or value of any LIBOR-linked securities, loans, and other financial obligations or extensions of credit held by or due to us or on our overall financial condition or results of operations. In addition, if LIBOR ceases to exist, we may need to renegotiate the credit agreements extending beyond 2021 with our portfolio companies that utilize LIBOR as a factor in determining the interest rate, in order to replace LIBOR with the new standard that is established, which may have an adverse effect on our overall financial condition or results of operations. Following the replacement of LIBOR, some or all of these credit agreements may bear interest a lower interest rate, which could have an adverse impact on our results of operations. Moreover, if LIBOR ceases to exist, we may need to renegotiate certain terms of our credit facilities. If we are unable to do so, amounts drawn under our credit facilities may bear interest at a higher rate, which would increase the cost of our borrowings and, in turn, affect our results of operations.

         The United Kingdom referendum decision to leave the European Union may create significant risks and uncertainty for global markets and our investments.

        The decision made in the United Kingdom referendum to leave the European Union has led to volatility in global financial markets, and in particular in the markets of the United Kingdom and across Europe, and may also lead to weakening in consumer, corporate and financial confidence in the United Kingdom and Europe.

        The United Kingdom and European Union announced in March 2018 an agreement in principle to transitional provisions under which European Union law would remain in force in the United Kingdom until the end of December 2020, but this remains subject to the successful conclusion of an agreement between the United Kingdom and the European Union. In the absence of such an agreement there would be no transitional provisions and the United Kingdom would exit the European Union and the relationship between the United Kingdom and the European Union would be based on the World Trade Organization rules (a "hard Brexit"). On October 28, 2019, the United Kingdom came to an agreement with the European Union to delay the deadline for withdrawal. Unless the United Kingdom parliament approves the withdrawal agreement by January 31, 2020, it is expected that there will be a hard Brexit on that date absent any further agreements to delay the withdrawal. Consequently, due to this political uncertainty, it is not possible to anticipate, in the absence of an intervening action, when the United Kingdom will leave the European Union and whether such departure will benefit from the terms of the withdrawal agreement and the transitional provisions. While it is not currently possible to determine the extent of the impact a hard Brexit may have on our investments, certain measures are being proposed and/or will be introduced, at the European Union level or at the member state level, which are designed to minimize disruption in the financial markets.

        Notwithstanding the foregoing, the extent and process by which the United Kingdom will exit the European Union, and the longer term economic, legal, political and social framework to be put in place between the United Kingdom and the European Union are unclear at this stage and are likely to lead to ongoing political and economic uncertainty and periods of exacerbated volatility in both the United Kingdom and in wider European markets for some time. In particular, the decision made in the United Kingdom referendum may lead to a call for similar referenda in other European jurisdictions which may cause increased economic volatility and uncertainty in the European and global markets. This volatility and uncertainty may have an adverse effect on the economy generally and on our ability, and the ability of our portfolio companies, to execute our respective strategies and to receive attractive returns.

         We are subject to certain risks as a result of our interests in the CLO Preferred Shares.

        Under the terms of the respective loan sale agreement governing CLO I and CLO II (each, a "CLO" and collectively, the "CLOs"), we and ORCC Financing II and ORCC Financing III, respectively, sold and/or contributed to the CLO Issuers and the CLO II Issuers all of the ownership interest in the portfolio loans and participations held by the CLO Issuers and the CLO II Issuers on the CLO Closing Date and the CLO II Closing Date, respectively, for the purchase price and other consideration set forth in such loan sale agreements. As a result of the CLOs, we hold all of the CLO Preferred Shares and CLO II Preferred Shares, which comprise 100% of the equity interests, in the CLO Issuer and the CLO II Issuer and the CLO Issuer and the CLO II Issuer in turn owns 100% of the equity of the CLO Co-Issuer and CLO II Co-Issuer, respectively. As a result, we expect to consolidate the financial statements of the CLO Issuers and the CLO II Issuers in our consolidated financial statements. However, once contributed to a CLO, the underlying loans and participation interests have been securitized and are no longer our direct investment, and the risk return profile has been altered. In general, rather than holding interests in the underlying loans and participation interests, the CLOs resulted in us holding equity interests in the CLO Issuer and the CLO II Issuer, with the CLO Issuer and the CLO II Issuer holding the underlying loans. As a result, we are subject both to the risks and benefits associated with the equity interests of the CLO (i.e., the CLO Preferred Shares and the CLO II Preferred Shares) and, indirectly, the risks and benefits associated with the underlying loans and participation interests held by the CLO Issuers and the CLO II Issuers.

         The subordination of the CLO Preferred Shares and the CLO II Preferred Shares will affect our right to payment.

        The CLO Preferred Shares and the CLO II Preferred Shares are subordinated to the CLO Debt and the CLO Secured Notes (collectively, the "CLO Notes"), respectively, and certain fees and expenses. If an overcollateralization test or an interest coverage test is not satisfied as of a determination date, the proceeds from the underlying loans otherwise payable to the CLO Issuer or the CLO II Issuer (which the CLO Issuer or CLO II Issuer could have distributed with respect to the CLO Preferred Shares or the CLO II Preferred Shares, respectively) will be diverted to the payment of principal on the respective CLO Notes. See "—The CLO Indentures require mandatory redemption of CLO Notes for failure to satisfy coverage tests, which would reduce the amounts available for distribution to us."

        On the scheduled maturity of the respective CLO Notes or if acceleration of the CLO notes occurs after an event of default, proceeds available after the payment of certain administrative expenses will be applied to pay both principal of and interest on the respective CLO Notes until the respective CLO Notes are paid in full before any further payment will be made on the CLO Preferred Shares or the CLO II Preferred Shares, as applicable. As a result, the CLO Preferred Shares and the CLO Preferred Shares would not receive any payments until the relevant CLO Notes are paid in full and under certain circumstances may not receive payments at any time.

        In addition, if an event of default occurs and is continuing with respect to a CLO, the holders of the relevant CLO Notes will be entitled to determine the remedies to be exercised under the indenture pursuant to which the CLO Notes were issued (each, a "CLO Indenture" and collectively, the "CLO Indentures"). Remedies pursued by the holders of the CLO Notes could be adverse to our interests as the holder of the CLO Preferred Shares and CLO II Preferred Shares, as applicable,, and the holders of the CLO Notes will have no obligation to consider any possible adverse effect on such other interests. See "—The holders of certain of CLO Notes will control many rights under the CLO Indentures and therefore, we will have limited rights in connection with an event of default or distributions thereunder."

        The CLO Issuer and the CLO II Issuer will utilize substantial leverage, which is a speculative investment technique that increases the risk us as the owner of the CLO Preferred Shares and the CLO II Preferred Shares, as applicable. As the junior interest in a leveraged capital structure, the CLO Preferred Shares and CLO II Preferred Shares will bear the primary risk of deterioration in performance.

         The holders of certain CLO Notes will control many rights under the CLO Indentures and therefore, we will have limited rights in connection with an event of default or distributions thereunder.

        Under the CLO Indentures, as long as any CLO Notes are outstanding, the holders of the senior-most outstanding class of CLO Notes will have the right to direct the collateral trustee or the CLO Issuer or CLO II Issuer, as applicable, to take certain actions under the CLO Indentures and the Credit Agreement, subject to certain conditions. For example, these holders will have the right to direct certain actions and control certain decisions after an event of default with respect to the acceleration of the maturity of CLO Notes and under certain circumstances, the liquidation of the collateral. Remedies pursued by such holders upon an event of default could be adverse to our interests. Although we as the holder of the CLO Preferred Shares and CLO II Preferred Shares will have the right, subject to the conditions set forth in the applicable CLO Indentures, to purchase the assets in a sale by the collateral trustee, if an event of default (or otherwise, an acceleration of CLO Notes following an event of default) has occurred and is continuing, we will not have any creditors' rights against the CLO Issuer or the CLO II Issuer, as applicable, and will not have the right to determine the remedies to be exercised under the CLO Indentures. There is no guarantee that any funds will remain to make distributions to us as the holder of the CLO Preferred Shares or the CLO II Preferred Shares following any liquidation of the assets and the application of the proceeds from the assets to pay CLO Notes and the fees, expenses, and other liabilities payable by the CLO Issuers and the CLO II Issuers, as applicable.

         The CLO Indenture requires mandatory redemption of the CLO Debt for failure to satisfy coverage tests, which would reduce the amounts available for distribution to us.

        Under the documents governing the CLO Transaction and the CLO II Transaction, there are two coverage tests applicable to the CLO Debt and the Secured Notes.

        The first such test, the interest coverage test compares the amount of interest proceeds received and, other than in the case of defaulted loans, scheduled to be received on the underlying loans held by the CLO Issuer and the CLO Issuers, as applicable, to the amount of interest due and payable on the CLO Debt and the Secured Notes, as applicable, and the amount of fees and expenses senior to the payment of such interest in the priority of distribution of interest proceeds. To satisfy this test interest received on the portfolio loans must equal at least 120% of the amount equal to the interest payable in respect of the CLO Debt and Secured Notes, as applicable, plus the senior fees and expenses.

        The second such test, the overcollateralization test compares the adjusted collateral principal amount of the portfolio of collateral obligations of the CLO Issuer and the CLO II Issuer, as applicable, to the aggregate outstanding principal amount of the CLO Debt and the Secured Notes. To satisfy this second test at any time, this adjusted collateral principal amount must equal at least 138.46% of the outstanding principal amount of the CLO Debt and the 138.50% of the Secured Notes. In this test, certain reductions are applied to the principal balance of collateral obligations in connection with certain events, such as defaults or ratings downgrades to "CCC" levels or below with respect to the loans held by the CLO Issuer and the CLO II Issuer, as applicable. These adjustments increase the likelihood that this test is not satisfied.

        If either coverage test with respect to a CLO is not satisfied on any determination date on which such test is applicable, the CLO Issuer or the CLO II Issuer, as applicable, must apply available amounts to redeem the CLO Debt or the Secured Notes, as applicable, in an amount necessary to cause such test to be satisfied. This would reduce or eliminate the amounts otherwise available to make distributions to us as the holder of the CLO Preferred Shares and the CLO II Preferred Shares.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

        Some of the statements in this prospectus supplement, the accompanying propsectus, any documents we may incorporate by reference herein, and any related free writing prospectus contain forward-looking statements that involve substantial risks and uncertainties. Such statements involve known and unknown risks, uncertainties and other factors and undue reliance should not be placed thereon. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about Owl Rock Capital Corporation (the "Company," "we" or "our"), our current and prospective portfolio investments, our industry, our beliefs and opinions, and our assumptions. Words such as "anticipates," "expects," "intends," "plans," "will," "may," "continue," "believes," "seeks," "estimates," "would," "could," "should," "targets," "projects," "outlook," "potential," "predicts" and variations of these words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including without limitation:

  •
  an economic downturn could impair our portfolio companies' ability to continue to operate, which could lead to the loss of some or all of our investments in such portfolio companies;

  •
  an economic downturn could disproportionately impact the companies that we intend to target for investment, potentially causing us to experience a decrease in investment opportunities and diminished demand for capital from these companies;

  •
  an economic downturn could also impact availability and pricing of our financing and our ability to access the debt and equity capital markets;

  •
  a contraction of available credit and/or an inability to access the equity markets could impair our lending and investment activities;

  •
  interest rate volatility could adversely affect our results, particularly if we elect to use leverage as part of our investment strategy;

  •
  currency fluctuations could adversely affect the results of our investments in foreign companies, particularly to the extent that we receive payments denominated in foreign currency rather than U.S. dollars;

  •
  our future operating results;

  •
  our business prospects and the prospects of our portfolio companies;

  •
  our contractual arrangements and relationships with third parties;

  •
  the ability of our portfolio companies to achieve their objectives;

  •
  competition with other entities and our affiliates for investment opportunities;

  •
  the speculative and illiquid nature of our investments;

  •
  the use of borrowed money to finance a portion of our investments as well as any expectations regarding potential use of leverage;

  •
  the adequacy of our financing sources and working capital;

  •
  the loss of key personnel;

  •
  the timing of cash flows, if any, from the operations of our portfolio companies;

  •
  the ability of the Adviser to locate suitable investments for us and to monitor and administer our investments;

  •
  the ability of the Adviser to attract and retain highly talented professionals;

  •
  our ability to maintain our tax treatment as a regulated investment company RIC under the Code, and as a BDC;

  •
  the effect of legal, tax and regulatory changes; and

  •
  other risks, uncertainties and other factors previously identified in the reports and other documents Owl Rock Capital Corporation has filed with the SEC.

        Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus, the prospectus supplement, any documents we may incorporate by reference herein, and any related free writing prospectus should not be regarded as a representation by us that our plans and objectives will be achieved. These forward-looking statements apply only as of the dates of this prospectus, the prospectus supplement, any documents we may incorporate by reference herein, and any related free writing prospectus. Moreover, we assume no duty and do not undertake to update the forward-looking statements. Because we are an investment company, the forward-looking statements and projections contained in this prospectus are excluded from the safe harbor protection provided by Section 21E of the 1934 Act.

 USE OF PROCEEDS

        We estimate that the net proceeds we will receive from this offering will be approximately $            , based on an offering price of             % per Note, after deducting the fee paid to the underwriters and estimated offering expenses of approximately $            payable by us. Such estimate is subject to change and no assurances can be given that actual expenses will not exceed such amount. We expect to use proceeds from this offering to pay down a portion of our existing indebtedness under the Revolving Credit Facility, which matures on April 2, 2024. Amounts drawn under the Revolving Credit Facility bear interest at either LIBOR plus 2.00% or the prime rate plus 1.00%. We may elect either the LIBOR or prime rate at the time of drawdown, and loans may be converted from one rate to another at any time at our option, subject to certain conditions. As of January 7, 2020, we had approximately $584 million outstanding under the Revolving Credit Facility.

        Affiliates of certain underwriters are lenders under the Revolving Credit Facility. Accordingly, affiliates of certain of the underwriters may receive more than 5% of the proceeds of this offering to the extent the proceeds are used to pay down a portion of our existing indebtedness under the Revolving Credit Facility.

 CAPITALIZATION

        The following table sets forth:

  •
  the actual consolidated capitalization of the Company at September 30, 2019;
  •
  the consolidated capitalization of the Company at September 30, 2019, as adjusted basis to reflect the issuance of $425 million aggregate principal amount of the 2025 Notes and the issuance of $260 million of indebtedness pursuant to CLO II; and
  •
  the consolidated capitalization of the Company at September 30, 2019, as adjusted to reflect the assumed sale of $            of aggregate principal amount of Notes in this offering at an assumed public offering price of $            per Note after deducting the underwriting discounts and commissions and estimated offering expenses of approximately $            payable by us and application of the net proceeds as discussed in more detail under "Use of Proceeds" in this prospectus supplement.

        You should read this table together with "Use of Proceeds" and our most recent balance sheet included in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2019, filed with the SEC on October 30, 2019 and incorporated by reference herein.

($ in thousands, except per share amounts)	September 30, 2019	As Adjusted	As Adjusted for this Offering
Assets
Total investments at fair value	$8,270,254	$8,270,254
Cash and restricted cash	197,618	197,618
Interest receivable	55,534	55,534
Receivable for investments sold	23,261	23,261
Receivable from a controlled affiliate	2,290	2,290
Prepaid expenses and other assets	19,710	19,710

Total Assets	$8,568,667	$8,568,667

Liabilities
Debt (net of unamortized debt issuance costs)
Secured Credit Facilities (net of unamortized debt issuance costs)(1)	1,904,141	1,486,681
Unsecured Notes (net of unamortized debt issuance costs)(2)	554,882	972,343

Total Debt (net of unamortized debt issuance costs)	2,459,023	2,459,023
Distribution payable	128,421	128,421
Management fee payable	14,760	14,760
Payables to affiliates	4,657	4,657
Payable for investments purchased	1,627	1,627
Accrued expenses and other liabilities	35,554	35,554

Total Liabilities	2,644,042	2,644,042

Net Assets
Common shares $0.01 par value, 500,000,000 shares authorized; 389,155,516 shares issued and outstanding	3,892	3,892
Additional paid-in-capital	5,907,924	5,907,924
Total distributable earnings (losses)	12,809	12,809

Total Net Assets	5,924,625	5,924,625

Total Liabilities and Net Assets	$8,568,667	$8,568,667

Net Asset Value Per Share	$15.22	$15.22

(1)
Includes outstanding borrowings under the Revolving Credit Facility, SPV Asset Facility I, SPV Asset Facility II, SPV Asset Facility III, SPV Asset Facility IV and CLO I. The "As Adjusted" column also includes borrowings under CLO II.

(2)
Includes outstanding borrowings under the 2023 Notes and the 2024 Notes. The "As Adjusted" column also includes borrowings under the 2025 Notes.

SENIOR SECURITIES

        Information about our senior securities is shown in the following table as of the unaudited fiscal quarter ended September 30, 2019 and the end of the fiscal years ended December 31, 2018, 2017 and 2016.

Class and Period	Total Amount Outstanding Exclusive of Treasury Securities(1) ($ in thousands)	Asset Coverage per Unit(2)	Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)
Revolving Credit Facility
September 30, 2019 (unaudited)	$716.1	$3,344	—	N/A
December 31, 2018	$308.6	$2,254	—	N/A
December 31, 2017	$—	$2,580	—	N/A
SPV Asset Facility I
September 30, 2019 (unaudited)	$300.0	$3,344	—	N/A
December 31, 2018	$400.0	$2,254	—	N/A
December 31, 2017	$400.0	$2,580	—	N/A
SPV Asset Facility II
September 30, 2019 (unaudited)	$150.0	$3,344	—	N/A
December 31, 2018	$550.0	$2,254	—	N/A
SPV Asset Facility III
September 30, 2019 (unaudited)	$375.0	$3,344	—	N/A
December 31, 2018	$300.0	$2,254	—	N/A
SPV Asset Facility IV
September 30, 2019 (unaudited)	$0.3	$3,344	—	N/A
CLO I
September 30, 2019 (unaudited)	$390.0	$3,344	—	N/A
Subscription Credit Facility
September 30, 2019 (unaudited)	$—	$—	—	N/A
December 31, 2018	$883.0	$2,254	—	N/A
December 31, 2017	$393.5	$2,580	—	N/A
December 31, 2016	$495.0	$2,375	—	N/A
2023 Notes
September 30, 2019 (unaudited)	$150.0	$3,344	—	N/A
December 31, 2018	$150.0	$2,254	—	N/A
December 31, 2017	$138.5	$2,580	—	N/A
2024 Notes
September 30, 2019 (unaudited)	$400.0	$3,344	—	N/A

(1)
Total amount of each class of senior securities outstanding at the end of the period presented.

(2)
Asset coverage per unit is the ratio of the carrying value of our total assets, less all liabilities excluding indebtedness represented by senior securities in this table, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness and is calculated on a consolidated basis.

(3)
The amount to which such class of senior security would be entitled upon our involuntary liquidation in preference to any security junior to it. The "—" in this column indicates information that the SEC expressly does not require to be disclosed for certain types of senior securities.

(4)
Not applicable because the senior securities are not registered for public trading.

 CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

        The following discussion is a summary of certain U.S. federal income tax consequences relevant to the purchase, ownership and disposition of the Notes, but does not purport to be a complete analysis of all potential tax consequences. The discussion is based upon the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder by the U.S. Treasury (the "Treasury Regulations"), rulings and pronouncements issued by the Internal Revenue Service (the "IRS"), and judicial decisions, all as of the date hereof and all of which are subject to change at any time. Any such change may be applied retroactively in a manner that could adversely affect a holder of the Notes. We have not sought any ruling from the IRS with respect to the statements made and the conclusions reached in the following discussion, and there can be no assurance that the IRS will agree with such statements and conclusions.

        This discussion does not address all of the U.S. federal income tax consequences that may be relevant to a holder in light of such holder's particular circumstances or to holders subject to special rules, including, without limitation:

  •
  banks, insurance companies and other financial institutions;

  •
  U.S. expatriates and certain former citizens or long-term residents of the United States;

  •
  holders subject to the alternative minimum tax;

  •
  dealers in securities or currencies;

  •
  traders in securities;

  •
  partnerships, S corporations or other pass-through entities;

  •
  U.S. holders (as defined below) whose functional currency is not the U.S. dollar;

  •
  controlled foreign corporations;

  •
  tax-exempt organizations;

  •
  passive foreign investment companies;

  •
  persons holding the Notes as part of a "straddle," "hedge," "conversion transaction" or other risk reduction transaction; and

  •
  persons deemed to sell the Notes under the constructive sale provisions of the Code.

        In addition, this discussion is limited to persons purchasing the Notes for cash at original issue and at their original "issue price" within the meaning of Section 1273 of the Code (i.e., the first price at which a substantial amount of the Notes are sold to the public for cash). This discussion also does not address the U.S. federal income tax consequences to beneficial owners of the Notes subject to the special tax accounting rules under Section 451(b) of the Code. Moreover, the effects of other U.S. federal tax laws (such as estate and gift tax laws) and any applicable state, local or foreign tax laws are not discussed. The discussion deals only with Notes held as "capital assets" within the meaning of Section 1221 of the Code.

        If an entity taxable as a partnership holds the Notes, the tax treatment of an owner of the entity generally will depend on the status of the particular owner in question and the activities of the entity. Owners of any such entity should consult their tax advisors as to the specific tax consequences to them of holding the Notes indirectly through ownership of such entity.

YOU ARE URGED TO CONSULT YOUR TAX ADVISOR WITH RESPECT TO THE APPLICATION OF THE U.S. FEDERAL INCOME TAX LAWS TO YOUR PARTICULAR SITUATION AS WELL AS ANY TAX CONSEQUENCES OF THE PURCHASE, OWNERSHIP AND DISPOSITION OF THE

NOTES ARISING UNDER THE U.S. FEDERAL ESTATE OR GIFT TAX LAWS OR UNDER THE LAWS OF ANY STATE, LOCAL, FOREIGN OR OTHER TAXING JURISDICTION OR UNDER ANY APPLICABLE INCOME TAX TREATY.

U.S. Holders

        The following is a summary of certain U.S. federal income tax consequences that will apply to you if you are a "U.S. holder" of a Note. As used herein, "U.S. holder" means a beneficial owner of a Note who is for U.S. federal income tax purposes:

  •
  an individual who is a citizen or resident of the United States, including an alien individual who is a lawful permanent resident of the United States or meets the "substantial presence" test under Section 7701(b) of the Code;

  •
  a corporation or other entity taxable as a corporation created or organized in or under the laws of the United States, any state thereof, or the District of Columbia;

  •
  an estate, the income of which is subject to U.S. federal income tax regardless of its source; or

  •
  a trust, if a U.S. court can exercise primary supervision over the administration of the trust and one or more "United States persons" within the meaning of Section 7701(a)(30) of the Code can control all substantial trust decisions, or, if the trust was in existence on August 20, 1996, and it has elected to continue to be treated as a United States person.

Payments of Interest

        Stated interest on the Notes generally will be taxable to a U.S. holder as ordinary income at the time that such interest is received or accrued, in accordance with such U.S. holder's method of tax accounting for U.S. federal income tax purposes.

Sale or Other Taxable Disposition of Notes

        A U.S. holder will recognize gain or loss on the sale, exchange, redemption, retirement or other taxable disposition of a Note equal to the difference between the amount realized upon the disposition (less any portion allocable to any accrued and unpaid interest, which will be taxable as interest to the extent not previously included in income) and the U.S. holder's adjusted tax basis in the Note. A U.S. holder's adjusted tax basis in a Note generally will be equal to the amount that the U.S. holder paid for the Note less any principal payments received by the U.S. holder. Any gain or loss will be a capital gain or loss, and will be a long-term capital gain or loss if the U.S. holder has held the Note for more than one year at the time of disposition. Otherwise, such gain or loss will be a short-term capital gain or loss. Long-term capital gains recognized by certain non-corporate U.S. holders, including individuals, are currently subject to a reduced tax rate. The deductibility of capital losses is subject to limitations.

Information Reporting and Backup Withholding

        A U.S. holder may be subject to information reporting and backup withholding when such U.S. holder receives interest payments on the Notes held or upon the proceeds received upon the sale or other disposition of such Notes (including a redemption or retirement of the Notes). Certain U.S. holders generally are not subject to information reporting or backup withholding. A U.S. holder will be subject to backup withholding if such U.S. holder is not otherwise exempt and such U.S. holder:

  •
  fails to furnish the U.S. holder's taxpayer identification number ("TIN"), which, for an individual, ordinarily is his or her social security number;

  •
  furnishes an incorrect TIN;

  •
  is notified by the IRS that the U.S. holder has failed properly to report payments of interest or dividends; or

  •
  fails to certify, under penalties of perjury, on an IRS Form W-9 (Request for Taxpayer Identification Number and Certification) or a suitable substitute form (or other applicable certificate), that the U.S. holder has furnished a correct TIN and that the IRS has not notified the U.S. holder that the U.S. holder is subject to backup withholding.

        U.S. holders should consult their tax advisors regarding their qualification for an exemption from backup withholding and the procedures for obtaining such an exemption, if applicable. Backup withholding is not an additional tax, and taxpayers may use amounts withheld as a credit against their U.S. federal income tax liability or may claim a refund if they timely provide certain information to the IRS.

Unearned Income Medicare Contribution

        A tax of 3.8% will be imposed on certain "net investment income" (or "undistributed net investment income", in the case of estates and trusts) received by individuals with modified adjusted gross incomes in excess of $200,000 ($250,000 in the case of married individuals filing jointly and $125,000 in the case of married individuals filing a separate return) and certain estates and trusts. "Net investment income" as defined for U.S. federal Medicare contribution purposes generally includes interest payments and gain recognized from the sale or other disposition of the Notes. Tax-exempt trusts, which are not subject to income taxes generally, and foreign individuals will not be subject to this tax. U.S. holders should consult their own tax advisors regarding the effect, if any, of this tax on their ownership and disposition of the Notes.

Non-U.S. Holders

        The following is a summary of certain U.S. federal income tax consequences that will apply to you if you are a "Non-U.S. holder" of a Note. A "Non-U.S. holder" is a beneficial owner of a Note who is not a U.S. holder or a partnership for U.S. federal income tax purposes. Special rules may apply to Non-U.S. holders that are subject to special treatment under the Code, including controlled foreign corporations, passive foreign investment companies, U.S. expatriates, and foreign persons eligible for benefits under an applicable income tax treaty with the U.S. Such Non-U.S. holders should consult their tax advisors to determine the U.S. federal, state, local and other tax consequences that may be relevant to them including any reporting requirements.

Payments of Interest

        Generally, interest income paid to a Non-U.S. holder that is not effectively connected with the Non-U.S. holder's conduct of a U.S. trade or business is subject to withholding tax at a rate of 30% (or, if applicable, a lower treaty rate). Nevertheless, interest paid on a Note to a Non-U.S. holder that is not effectively connected with the Non-U.S. holder's conduct of a U.S. trade or business generally will not be subject to U.S. federal withholding tax provided that:

  •
  such Non-U.S. holder does not directly or indirectly own 10% or more of the total combined voting power of all classes of our voting stock;

  •
  such Non-U.S. holder is not a controlled foreign corporation that is related to us through actual or constructive stock ownership and is not a bank that received such Note on an extension of credit made pursuant to a loan agreement entered into in the ordinary course of its trade or business; and

  •
  either (1) the Non-U.S. holder certifies in a statement provided to us or the paying agent, under penalties of perjury, that it is the beneficial owner of the Notes and not a "United States person" within the meaning of the Code and provides its name and address, (2) a securities clearing organization, bank or other financial institution that holds customers' securities in the ordinary course of its trade or business and holds the Note on behalf of the Non-U.S. holder certifies to us or the paying agent under penalties of perjury that it, or the financial institution between it and the Non-U.S. holder, has received from the Non-U.S. holder a statement, under penalties of perjury, that such Non-U.S. holder is the beneficial owner of the Notes and is not a United States person and provides us or the paying agent with a copy of such statement or (3) the Non-U.S. holder holds its Note directly through a "qualified intermediary" and certain conditions are satisfied.

        Even if the above conditions are not met, a Non-U.S. holder generally will be entitled to a reduction in or an exemption from withholding tax on interest if the Non-U.S. holder provides us or our paying agent with a properly executed IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, or a suitable substitute form (or other applicable certificate) claiming an exemption from or reduction of the withholding tax under the benefit of an income tax treaty between the United States and the Non-U.S. holder's country of residence. A Non-U.S. holder is required to inform the recipient of any change in the information on such statement within 30 days of such change. Special certification rules apply to Non-U.S. holders that are pass-through entities rather than corporations or individuals.

        If interest paid to a Non-U.S. holder is effectively connected with the Non-U.S. holder's conduct of a U.S. trade or business, then, the Non-U.S. holder will be exempt from U.S. federal withholding tax, so long as the Non-U.S. holder has provided an IRS Form W-8ECI or substantially similar substitute form stating that the interest that the Non-U.S. holder receives on the Notes is effectively connected with the Non-U.S. holder's conduct of a trade or business in the United States. In such a case, a Non-U.S. holder will be subject to tax on the interest it receives on a net income basis in the same manner as if such Non-U.S. holder were a U.S. holder. In addition, if the Non-U.S. holder is a foreign corporation, such interest may be subject to a branch profits tax at a rate of 30% or lower applicable treaty rate.

Sale or Other Taxable Disposition of Notes

        Any gain realized by a Non-U.S. holder on the sale, exchange, retirement, redemption or other taxable disposition of a Note generally will not be subject to U.S. federal income tax unless:

  •
  the gain is effectively connected with the Non-U.S. holder's conduct of a trade or business in the United States (and, if required by an applicable income tax treaty, the Non-U.S. holder maintains a U.S. permanent establishment to which such gain is attributable); or

  •
  the Non-U.S. holder is an individual who is present in the United States for 183 days or more in the taxable year of sale, exchange or other disposition, certain conditions are met and the Non-U.S. holder is not eligible for relief under an applicable income tax treaty.

        A Non-U.S. holder described in the first bullet point above will be required to pay U.S. federal income tax on the net gain derived from the sale or other taxable disposition generally in the same manner as if such Non-U.S. holder were a U.S. holder, and if such Non-U.S. holder is a foreign corporation, it may also be required to pay an additional branch profits tax at a 30% rate (or a lower rate if so specified by an applicable income tax treaty). A Non-U.S. holder described in the second bullet point above will be subject to U.S. federal income tax at a rate of 30% (or, if applicable, a lower treaty rate) on the gain derived from the sale or other taxable disposition, which may be offset by certain U.S. source capital losses, even though the Non-U.S. holder is not considered a resident of the United States.

        Certain other exceptions may be applicable, and Non-U.S. holders should consult their own tax advisors with regard to whether taxes will be imposed on capital gain in their individual circumstances.

Information Reporting and Backup Withholding

        The amount of interest that we pay to any Non-U.S. holder on the Notes will be reported to the Non-U.S. holder and to the IRS annually on an IRS Form 1042-S, regardless of whether any tax was actually withheld. Copies of these information returns may also be made available under the provisions of a specific income tax treaty or agreement to the tax authorities of the country in which the Non-U.S. holder resides. However, a Non-U.S. holder generally will not be subject to backup withholding and certain other information reporting with respect to payments that we make to the Non-U.S. holder, provided that we do not have actual knowledge or reason to know that such Non-U.S. holder is a "United States person," within the meaning of the Code, and the Non-U.S. holder has given us the statement described above under "Non-U.S. holders—Payments of Interest."

        If a Non-U.S. holder sells or exchanges a Note through a United States broker or the United States office of a foreign broker, the proceeds from such sale or exchange will be subject to information reporting and backup withholding unless the Non-U.S. holder provides a withholding certificate or other appropriate documentary evidence establishing that such holder is not a U.S. holder to the broker and such broker does not have actual knowledge or reason to know that such holder is a U.S. holder, or the Non-U.S. holder is an exempt recipient eligible for an exemption from information reporting and backup withholding. If a Non-U.S. holder sells or exchanges a Note through the foreign office of a broker who is a United States person or has certain enumerated connections with the United States, the proceeds from such sale or exchange will be subject to information reporting unless the Non-U.S. holder provides to such broker a withholding certificate or other documentary evidence establishing that such holder is not a U.S. holder and such broker does not have actual knowledge or reason to know that such evidence is false, or the Non-U.S. holder is an exempt recipient eligible for an exemption from information reporting. In circumstances where information reporting by the foreign office of such a broker is required, backup withholding will be required only if the broker has actual knowledge that the holder is a U.S. holder.

        A Non-U.S. holder generally will be entitled to credit any amounts withheld under the backup withholding rules against the Non-U.S. holder's U.S. federal income tax liability or may claim a refund provided that the required information is furnished to the IRS in a timely manner.

        Non-U.S. holders are urged to consult their tax advisors regarding the application of information reporting and backup withholding in their particular situations, the availability of an exemption therefrom, and the procedures for obtaining such an exemption, if available.

Foreign Account Tax Compliance Act

        Legislation commonly referred to as the "Foreign Account Tax Compliance Act," or "FATCA," generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions ("FFIs") unless such FFIs either (i) enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners) or (ii) reside in a jurisdiction that has entered into an intergovernmental agreement ("IGA") with the United States to collect and share such information and are in compliance with the terms of such IGA and any enabling legislation or regulations. The types of income subject to the tax include U.S. source interest and dividends. While existing U.S. Treasury regulations would also require withholding on payments of the gross proceeds from the sale of any property that could produce U.S. source interest or dividends, the U.S. Treasury Department has indicated in subsequent proposed regulations its intent to eliminate this requirement. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder's account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not FFIs unless the foreign entity certifies that it does not have a greater than

10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. Depending on the status of a beneficial owner and the status of the intermediaries through which they hold their Notes, beneficial owners could be subject to this 30% withholding tax with respect to interest paid on the Notes and potentially proceeds from the sale of the Notes. Under certain circumstances, a beneficial owner might be eligible for refunds or credits of such taxes.

DESCRIPTION OF THE NOTES

        We will issue the Notes under the base indenture dated April 10, 2019, between us and Wells Fargo Bank, National Association as trustee (the "trustee"), as supplemented by a third supplemental indenture to be dated as of the first settlement date for the Notes. As used in this section, all references to the indenture mean the base indenture as supplemented by the supplemental indenture. The terms of the Notes include those expressly set forth in the indenture and those made part of the indenture by reference to the Trust Indenture Act of 1939, as amended (the "TIA").

        The following description is a summary of the material provisions of the Notes and the indenture and does not purport to be complete. This summary is subject to and is qualified by reference to all the provisions of the Notes and the indenture, including the definitions of certain terms used in the indenture. We urge you to read these documents because they, and not this description, define your rights as a holder of the Notes.

        For purposes of this description, references to "we," "our" and "us" refer only to the Company and not to any of its current or future subsidiaries and references to "subsidiaries" refer only to our consolidated subsidiaries and exclude any investments held by the Company in the ordinary course of business which are not, under GAAP, consolidated on the financial statements of the Company and its subsidiaries.

General

        The Notes:

  •
  will be our direct, general unsecured, senior obligations;

  •
  will initially be issued in an aggregate principal amount of $             million;

  •
  will mature on                        , 20    , unless earlier redeemed or repurchased, as discussed below;

  •
  will bear interest from                        , 2020 at an annual rate of        % payable semi-annually on            and             of each year, beginning on                        , 2020;

  •
  will be subject to redemption at our option as described herein under "—Optional Redemption";

  •
  will be subject to repurchase by us at the option of the holders following a Change of Control Repurchase Event (as defined below under "—Offer to Repurchase Upon a Change of Control Repurchase Event"), at a repurchase price equal to 100% of the principal amount of the Notes to be repurchased, plus accrued and unpaid interest to, but excluding, the date of repurchase;

  •
  will be issued in denominations of $2,000 and integral multiples of $1,000 in excess thereof; and

  •
  will be represented by one or more registered Notes in global form, but in certain limited circumstances may be represented by Notes in definitive form. See "—Book-Entry, Settlement and Clearance".

        The indenture does not limit the amount of debt that may be issued by us or our subsidiaries under the indenture or otherwise but does contain a covenant regarding our asset coverage that would have to be satisfied at the time of incurrence of additional indebtedness. See "—Covenants—Other Covenants". The indenture does not contain any financial covenants and does not restrict us from paying dividends or issuing or repurchasing our other securities. Other than restrictions described under "Offer to Repurchase Upon a Change of Control Repurchase Event" and "Merger, Consolidation or Sale of Assets" below, the indenture does not contain any covenants or other provisions designed to afford holders of the Notes protection in the event of a highly leveraged transaction involving us or in the event of a decline in our credit rating as the result of a takeover, recapitalization, highly leveraged transaction or similar restructuring involving us that could adversely affect such holders.

        We may, without the consent of the holders, issue additional Notes under the indenture with the same terms (except for the issue date, public offering price and, if applicable, the initial interest payment date) and with the same CUSIP numbers as the Notes offered hereby in an unlimited aggregate principal amount; provided that such additional Notes must either be issued in a "qualified reopening" for U.S. federal income tax purposes, with no more than a de minimis amount of original issue discount, or otherwise be part of the same issue as the Notes offered hereby for U.S. federal income tax purposes.

        We do not intend to list the Notes on any securities exchange or any automated dealer quotation system.

Payments on the Notes; Paying Agent and Registrar; Transfer and Exchange

        We will pay the principal of, and interest on, Notes in global form registered in the name of or held by DTC or its nominee in immediately available funds to DTC or its nominee, as the case may be, as the registered holder of such Global Note (as defined below).

        Payment of principal of (and premium, if any) and any such interest on the Notes will be made at the corporate trust office of the paying agent, which initially shall be the trustee, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that, in the case of notes that are not in global form, at our option payment of interest may be made by check mailed to the address of the person entitled thereto as such address shall appear in the security register.

        A holder of Notes may transfer or exchange Notes at the office of the registrar in accordance with the indenture. A holder may be required, among other things, to furnish appropriate endorsements and transfer documents. No service charge will be imposed by us, the trustee or the registrar for any registration of transfer or exchange of Notes, but we may require a holder to pay a sum sufficient to cover any transfer tax or other similar governmental charge required by law or permitted by the indenture.

        The registered holder of the Notes will be treated as its owner for all purposes.

Interest

        The Notes will bear cash interest at a rate of        % per year until maturity. Interest on the Notes will accrue from                              , 2020 or from the most recent date on which interest has been paid or duly provided for. Interest will be payable semiannually in arrears on                        and                         of each year, beginning on                              , 2020.

        Interest will be paid to the person in whose name the Notes is registered at 5:00 p.m. New York City time (the "close of business") on                        or                         (whether or not a business day), as the case may be, immediately preceding the relevant interest payment date. Interest on the Notes will be computed on the basis of a 360-day year composed of twelve 30-day months.

        If any interest payment date, redemption date, the maturity date or any earlier required repurchase date upon a Change of Control Repurchase Event (defined below) of the Notes falls on a day that is not a business day, the required payment will be made on the next succeeding business day and no interest on such payment will accrue in respect of the delay. The term "business day" means, with respect to any of the Notes, any day other than a Saturday, a Sunday or a day on which banking institutions in New York or the city in which the corporate trust office of the trustee is located are authorized or obligated by law or executive order to close.

Ranking

        The Notes will be our direct, general unsecured obligations that will rank:

  •
  senior in right of payment to all of our future indebtedness or other obligations that are expressly subordinated, or junior, in right of payment to the Notes;

  •
  pari passu, or equal, in right of payment with all of our existing and future indebtedness or other obligations that are not so subordinated, or junior, including, without limitation, our 2023 Notes and our 2024 Notes, of which $550 million in aggregate principal amount was outstanding as of September 30, 2019 and our 2025 Notes, of which $425 million in aggregate principal amount was issued on October 8, 2019;

  •
  effectively subordinated, or junior, to any of our secured indebtedness or other obligations (including unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness, including, without limitation, borrowings under the Revolving Credit Facility, of which $0.7 billion was outstanding as of September 30, 2019; and

  •
  structurally subordinated, or junior, to all existing and future indebtedness and other obligations (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities, including, without limitation, borrowings under the SPV Asset Facility I, of which $300 million was outstanding as of September 30, 2019, the SPV Asset Facility II, of which $150 million was outstanding as of September 30, 2019, the SPV Asset Facility III, of which $375 million was outstanding as of September 30, 2019, SPV Asset Facility IV, of which $0.25 million was outstanding as of September 30, 2019, CLO I, of which $390 million was outstanding as of September 30, 2019 and CLO II, of which $260 million was issued on December 12, 2019.

        As of September 30, 2019, our total indebtedness was approximately $2.5 billion aggregate principal amount outstanding, of which approximately $1.9 billion was secured by our assets or assets of our subsidiaries. After giving effect to the issuance of the 2025 Notes on October 8, 2019, the issuance of indebtedness pursuant to the CLO II Transaction on December 12, 2019, our total indebtedness remained unchanged at approximately $2.5 billion aggregate principal amount outstanding as of September 30, 2019 as proceeds from the issuance of these notes and facilities were utlized to repay existing indebtedness. See "Capitalization" in this prospectus supplement.

        In the event of our bankruptcy, liquidation, reorganization or other winding up, our assets that secure secured debt will be available to pay obligations on the Notes only after all indebtedness under such secured debt has been repaid in full from such assets. We advise you that there may not be sufficient assets remaining to pay amounts due on any or all the Notes then outstanding.

Optional Redemption

        We may redeem some or all of the Notes at any time, or from time to time. If we choose to redeem any of the Notes prior to maturity, we will pay a redemption price equal to the greater of the following amounts, plus, in each case, accrued and unpaid interest to the redemption date:

  •
  100% of the principal amount of the Notes to be redeemed, or

  •
  the sum of the present values of the remaining scheduled payments of principal and interest (exclusive of accrued and unpaid interest to the date of redemption) on the Notes to be redeemed, discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) using the applicable Treasury Rate plus            basis points;

provided, however, that if we redeem any of the Notes on or after                        (the date falling            prior to the maturity date of the Notes), the redemption price for the Notes will be equal to

100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest, if any, to, but excluding, the date of redemption.

        If we choose to redeem any of the Notes, we will deliver a notice of redemption to holders of the Notes not less than 30 nor more than 60 days before the redemption date. Any exercise of our option to redeem the Notes will be done in compliance with the 1940 Act. If we are redeeming less than all of the Notes, the particular Notes to be redeemed will be selected by the trustee on a pro rata basis to the extent practicable, or, if a pro rata basis is not practicable for any reason, by lot or in such other manner as the Trustee shall deem fair and appropriate, and in any case in accordance with the applicable procedures of DTC and in accordance with the 1940 Act as directed by the Company; provided, however, that no such partial redemption shall reduce the portion of the principal amount of the Notes not redeemed to less than $2,000. Unless we default in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the Notes or portions of the Notes called for redemption.

        For purposes of calculating the redemption price in connection with the redemption of the Notes, on any redemption date, the following terms have the meanings set forth below:

        "Comparable Treasury Issue" means the United States Treasury security selected by the Reference Treasury Dealer as having a maturity comparable to the remaining term of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financing practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes being redeemed.

        "Comparable Treasury Price" means (1) the average of the remaining Reference Treasury Dealer Quotations for the redemption date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (2) if the Quotation Agent obtains fewer than four such Reference Treasury Dealer quotations, the average of all such quotations.

        "Quotation Agent" means a Reference Treasury Dealer selected by us.

        "Reference Treasury Dealer" means each of (1) BofA Securities, Inc. or its affiliates which are primary U.S. government securities dealers in the United States (a "Primary Treasury Dealer") and their respective successors; provided, however, that if the foregoing or its affiliates shall cease to be a Primary Treasury Dealer, we shall select another Primary Treasury Dealer and (2) three other Primary Treasury Dealer selected by us.

        "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Quotation Agent by such Reference Treasury Dealer at 3:30 p.m. New York time on the third business day preceding such redemption date.

        "Treasury Rate" means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield-to-maturity of the Comparable Treasury Issue (computed as of the third business day immediately preceding the redemption), assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date. The redemption price and the Treasury Rate will be determined by us.

        All determinations made by any Reference Treasury Dealer, including the Quotation Agent, with respect to determining the redemption price will be final and binding absent manifest error.

Offer to Repurchase Upon a Change of Control Repurchase Event

        If a Change of Control Repurchase Event occurs, unless we have exercised our right to redeem the Notes in full, we will make an offer to each holder of the Notes to repurchase all or any part (in minimum denominations of $2,000 and integral multiples of $1,000 principal amount thereabove) of that holder's Notes at a repurchase price in cash equal to 100% of the aggregate principal amount of Notes repurchased plus any accrued and unpaid interest on the Notes repurchased to the date of purchase. Within 30 days following any Change of Control Repurchase Event or, at our option, prior to any Change of Control, but after the public announcement of the Change of Control, we will send a notice to each holder and the trustee describing the transaction or transactions that constitute or may constitute the Change of Control Repurchase Event and offering to repurchase Notes on the payment date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is sent. The notice shall, if sent prior to the date of consummation of the Change of Control, state that the offer to purchase is conditioned on the Change of Control Repurchase Event occurring on or prior to the payment date specified in the notice. We will comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Repurchase Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of ControlRepurchase Event provisions of the Notes, we will comply with the applicable securities laws and regulations and will not be deemed to have breached our obligations under the Change of Control Repurchase Event provisions of the Notes by virtue of such conflict.

        On the Change of Control Repurchase Event payment date, subject to extension if necessary to comply with the provisions of the 1940 Act, we will, to the extent lawful:

  (1)
  accept for payment all Notes or portions of Notes properly tendered pursuant to our offer;

  (2)
  deposit with the paying agent an amount equal to the aggregate purchase price in respect of all Notes or portions of Notes properly tendered; and

  (3)
  deliver or cause to be delivered to the trustee the Notes properly accepted, together with an officers' certificate stating the aggregate principal amount of Notes being purchased by us.

        The paying agent will promptly remit to each holder of Notes properly tendered the purchase price for the Notes, and the trustee will promptly authenticate and mail (or cause to be transferred by book-entry) to each holder a new Notes equal in principal amount to any unpurchased portion of any Notes surrendered; provided that each new Note will be in a minimum principal amount of $2,000 or an integral multiple of $1,000 in excess thereof.

        We will not be required to make an offer to repurchase the Notes upon a Change of Control Repurchase Event if a third party makes an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by us and such third party purchases all Notes properly tendered and not withdrawn under its offer.

        The source of funds that will be required to repurchase Notes in the event of a Change of Control Repurchase Event will be our available cash or cash generated from our operations or other potential sources, including funds provided by a purchaser in the Change of Control transaction, borrowings, sales of assets or sales of equity. We cannot assure you that sufficient funds from such sources will be available at the time of any Change of Control Repurchase Event to make required repurchases of Notes tendered. See "Management's Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources" in our Form 10-Q for the quarter ended September 30, 2019, filed with the SEC on October 30, 2019 and incorporated by reference herein, for a general discussion of our indebtedness. Before making any such repurchase of Notes, we would also have to comply with certain requirements under our Revolving Credit Facility, to the extent such requirements remain in effect at such time, or otherwise obtain consent from the lenders under the Revolving Credit Facility. Our future debt instruments may contain similar restrictions and provisions. If the holders of the Notes exercise their right to require us to repurchase Notes upon a

Change of Control Repurchase Event, the financial effect of this repurchase could cause a default under our existing or future debt instruments, even if the Change of Control Repurchase Event itself would not cause a default. It is possible that we will not have sufficient funds at the time of the Change of Control Repurchase Event to make the required repurchase of the Notes or our other debt. See "Risk Factors—Risks Relating to the Notes—We may not be able to repurchase the Notes upon a Change of Control Repurchase Event" in this prospectus supplement.

        The definition of "Change of Control" includes a phrase relating to the direct or indirect sale, transfer, conveyance or other disposition of "all or substantially all" of our properties or assets and those of our subsidiaries taken as a whole. Although there is a limited body of case law interpreting the phrase "substantially all," there is no precise, established definition of the phrase under applicable law. Accordingly, the ability of a holder of Notes to require us to repurchase the Notes as a result of a sale, transfer, conveyance or other disposition of less than all of our assets and the assets of our subsidiaries taken as a whole to another person or group may be uncertain.

        For purposes of the Notes:

        "Below Investment Grade Rating Event" means the Notes are downgraded below Investment Grade by all three Rating Agencies on any date from the date of the public notice of an arrangement that results in a Change of Control until the end of the 60-day period following public notice of the occurrence of a Change of Control (which period shall be extended so long as the rating of the Notes is under publicly announced consideration for possible downgrade by any of the Rating Agencies); provided that a Below Investment Grade Rating Event otherwise arising by virtue of a particular reduction in rating shall not be deemed to have occurred in respect of a particular Change of Control (and thus shall not be deemed a Below Investment Grade Rating Event for purposes of the definition of Change of Control Repurchase Event hereunder) if the Rating Agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm or inform us in writing that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control shall have occurred at the time of the Below Investment Grade Rating Event).

        "Change of Control" means the occurrence of any of the following:

  (1)
  the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation) in one or a series of related transactions, of all or substantially all of the assets of the Company and its Controlled Subsidiaries taken as a whole to any "person" or "group" (as those terms are used in Section 13(d)(3) of the Exchange Act), other than to any Permitted Holders; provided that, for the avoidance of doubt, a pledge of assets pursuant to any secured debt instrument of the Company or its Controlled Subsidiaries shall not be deemed to be any such sale, lease, transfer, conveyance or disposition;

  (2)
  the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any "person" or "group" (as those terms are used in Section 13(d)(3) of the Exchange Act) (other than any Permitted Holders) becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the outstanding Voting Stock of the Company, measured by voting power rather than number of shares; or

  (3)
  the approval by the Company's stockholders of any plan or proposal relating to the liquidation or dissolution of the Company.

        "Change of Control Repurchase Event" means the occurrence of a Change of Control and a Below Investment Grade Rating Event.

        "Controlled Subsidiary" means any subsidiary of the Company, 50% or more of the outstanding equity interests of which are owned by the Company and its direct or indirect subsidiaries and of which the Company possesses, directly or indirectly, the power to direct or cause the direction of the management or policies, whether through the ownership of voting equity interests, by agreement or otherwise.

        "Fitch" means Fitch, Inc., also known as Fitch Ratings, or any successor thereto.

        "Investment Grade" means a rating of BBB- or better by Fitch (or its equivalent under any successor rating categories of Fitch), BBB- or better by S&P (or its equivalent under any successor rating categories of S&P) and Baa3 or better by Moody's (or its equivalent under any successor rating categories of Moody's) (or, in each case, if such Rating Agency ceases to rate the Notes for reasons outside of our control, the equivalent investment grade credit rating from any Rating Agency selected by us as a replacement Rating Agency).

        "Moody's means Moody's Investor Service or any successor thereto.

        "Permitted Holders" means (i) us, (ii) one or more of our Controlled Subsidiaries and (iii) Owl Rock Capital Advisors LLC or any affiliate of Owl Rock Capital Advisors LLC that is organized under the laws of a jurisdiction located in the United States of America and in the business of managing or advising clients.

        "Rating Agency" means:

  (1)
  each of Fitch, S&P and Moody's; and

  (2)
  if any of Fitch, S&P or Moody's cease to rate the Notes or fails to make a rating of the Notes publicly available for reasons outside of our control, a "nationally recognized statistical rating organization" as defined in Section (3)(a)(62) of the Exchange Act selected by us as a replacement agency for Fitch, S&P and/or Moody's, or both, as the case may be.

        "S&P" means S&P Global Ratings, or any successor thereto.

        "Voting Stock" as applied to stock of any person, means shares, interests, participations or other equivalents in the equity interest (however designated) in such person having ordinary voting power for the election of a majority of the directors (or the equivalent) of such person, other than shares, interests, participations or other equivalents having such power only by reason of the occurrence of a contingency.

Covenants

        In addition to the covenants described in the base indenture, the following covenants shall apply to the Notes.

Merger, Consolidation or Sale of Assets

        The indenture will provide that we will not merge or consolidate with or into any other person (other than a merger of a wholly owned subsidiary into us), or sell, transfer, lease, convey or otherwise dispose of all or substantially all our property (provided that, for the avoidance of doubt, a pledge of assets pursuant to any secured debt instrument of the Company or its subsidiaries shall not be deemed to be any such sale, transfer, lease, conveyance or disposition; and provided further that this covenant shall not apply to any sale, transfer, lease, conveyance, or other disposition of all or substantially all of the Company's property to a wholly owned subsidiary of the Company) in any one transaction or series of related transactions unless:

  •
  we are the surviving person (the "Surviving Person") or the Surviving Person (if other than us) formed by such merger or consolidation or to which such sale, transfer, lease, conveyance or disposition is made shall be a corporation or limited liability company organized and existing under the laws of the United States of America or any state or territory thereof;

  •
  the Surviving Person (if other than us) expressly assumes, by supplemental indenture in form reasonably satisfactory to the trustee, executed and delivered to the trustee by such Surviving Person, the due and punctual payment of the principal of, and premium, if any, and interest on, all the Notes outstanding, and the due and punctual performance and observance of all the covenants and conditions of the indenture to be performed by us;

  •
  immediately before and immediately after giving effect to such transaction or series of related transactions, no default or event of default shall have occurred and be continuing; and

  •
  we shall deliver, or cause to be delivered, to the trustee, an officers' certificate and an opinion of counsel, each stating that such transaction and the supplemental indenture, if any, in respect thereto, comply with this covenant, that all conditions precedent in the indenture relating to such transaction have been complied with.

        For the purposes of this covenant, the sale, transfer, lease, conveyance or other disposition of all the property of one or more of our subsidiaries, which property, if held by us instead of such subsidiaries, would constitute all or substantially all of our property on a consolidated basis, shall be deemed to be the transfer of all or substantially all of our property.

        Although there is a limited body of case law interpreting the phrase "substantially all", there is no precise established definition of the phrase under applicable law. Accordingly, in certain circumstances there may be a degree of uncertainty as to whether a particular transaction would involve "all or substantially all" of the properties or assets of a person. As a result, it may be unclear as to whether the merger, consolidation or sale of assets covenant would apply to a particular transaction as described above absent a decision by a court of competent jurisdiction. Although these types of transactions are permitted under the indenture, certain of the foregoing transactions could constitute a Change of Control that results in a Change of Control Repurchase Event permitting each holder to require us to repurchase the Notes of such holder as described above.

        An assumption by any person of obligations under the Notes and the indenture might be deemed for U.S. federal income tax purposes to be an exchange of the Notes for new Notes by the holders thereof, resulting in recognition of gain or loss for such purposes and possibly other adverse tax consequences to the holders. Holders should consult their own tax advisors regarding the tax consequences of such an assumption.

Other Covenants

  •
  We agree that for the period of time during which the Notes are outstanding, we will not violate, whether or not we are subject thereto, Section 18(a)(1)(A) as modified by Section 61(a) of the 1940 Act or any successor provisions, but giving effect, in either case, to any exemptive relief granted to us by the SEC.

  •
  If, at any time, we are not subject to the reporting requirements of Sections 13 or 15(d) of the Exchange Act to file any periodic reports with the SEC, we agree to furnish to holders of the Notes and the trustee, for the period of time during which the Notes are outstanding, our audited annual consolidated financial statements, within 90 days of our fiscal year end, and unaudited interim consolidated financial statements, within 45 days of our fiscal quarter end (other than our fourth fiscal quarter). All such financial statements will be prepared, in all material respects, in accordance with GAAP, as applicable. Delivery of such financial statements to the trustee is for informational purposes only and the trustee's receipt of such shall not constitute actual or constructive notice of any information contained therein or determinable from information contained therein, including our compliance with any of our covenants hereunder (as to which the trustee is entitled to rely exclusively on officers' certificates).

Modification or Waiver

        There are three types of changes we can make to the indenture and the Notes issued thereunder.

Changes Requiring Your Approval

        First, there are changes that we cannot make to your Notes without your specific approval. The following is a list of those types of changes:

  •
  change the stated maturity of the principal of or interest on the Notes;

  •
  reduce any amounts due on the Notes;

  •
  reduce the amount of principal payable upon acceleration of the maturity of a security following a default;

  •
  adversely affect any right of repayment at the holder's option;

  •
  change the place (except as otherwise described in the prospectus or prospectus supplement) or currency of payment on a debt security;

  •
  impair your right to sue for payment;

  •
  modify the subordination provisions in the indenture in a manner that is adverse to outstanding holders of the Notes;

  •
  reduce the percentage of holders of the Notes whose consent is needed to modify or amend the indenture;

  •
  reduce the percentage of holders of the Notes whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;

  •
  modify certain of the provisions of the indenture dealing with supplemental indentures, modification and waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and

  •
  change any obligation we have to pay additional amounts.

Changes Not Requiring Approval

        The second type of change does not require any vote by the holders of the Notes. This type is limited to clarifications, establishment of the form or terms of new securities of any series as permitted by theindenture, and certain other changes that would not adversely affect holders of the outstanding Notes in any material respect, including adding additional covenants or event of default. We also do not need any approval to make any change that affects only Notes to be issued under the indenture after the change takes effect.

Changes Requiring Majority Approval

        Any other change to the indenture and the Notes would require the following approval:

  •
  If the change affects only one series of the Notes, it must be approved by the holders of a majority in principal amount of the Notes.

  •
  If the change affects more than one series of the Notes issued under the same indenture, it must be approved by the holders of a majority in aggregate principal amount of all of the Notes affected by the change, with all affected series voting together as one class for this purpose.

        The holders of a majority in principal amount of a series of debt securities issued under an indenture, or all series, voting together as one class for this purpose, may waive our compliance with some of our covenants in that indenture. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under "—Changes Requiring Your Approval".

Further Details Concerning Voting

        When taking a vote, we will use the following rules to decide how much principal to attribute to the Notes:

        The Notes will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption. The Notes will also not be eligible to vote if they have been fully defeased as described later under "—Defeasance—Legal Defeasance".

        We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.

        Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the Notes or request a waiver.

Events of Default

        Each of the following is an event of default:

  (1)
  default in the payment of any interest upon any Notes when due and payable and the default continues for a period of 30 days;

  (2)
  default in the payment of the principal of (or premium, if any, on) any Note when it becomes due and payable at its maturity, including upon any redemption date or required repurchase date;

  (3)
  our failure for 60 consecutive days after written notice from the trustee or the holders of at least 25% in principal amount of the Notes then outstanding to us and the trustee, as applicable, has been received to comply with any of our other agreements contained in the Notes or indenture;

  (4)
  default by us or any of our significant subsidiaries, as defined in Article 1, Rule 1-02 of Regulation S-X under the Exchange Act (but excluding any subsidiary which is (a) a non-recourse or limited recourse subsidiary, (b) a bankruptcy remote special purpose vehicle or (c) is not consolidated with the Company for purposes of GAAP), with respect to any mortgage, agreement or other instrument under which there may be outstanding, or by which there may be secured or evidenced, any indebtedness for money borrowed in excess of $100 million in the aggregate of us and/or any such subsidiary, whether such indebtedness now exists or shall hereafter be created (i) resulting in such indebtedness becoming or being declared due and payable or (ii) constituting a failure to pay the principal or interest of any such debt when due and payable at its stated maturity, upon required repurchase, upon declaration of acceleration or otherwise, unless, in either case, such indebtedness is discharged, or such acceleration is rescinded, stayed or annulled, within a period of 30 calendar days after written notice of such failure is given to us by the trustee or to us and the trustee by the holders of at least 25% in aggregate principal amount of the Notes then outstanding;

  (5)
  Pursuant to Section 18(a)(1)(C)(ii) and Section 61 of the 1940 Act, or any successor provisions, on the last business day of each of 24 consecutive calendar months, any class of securities shall have an asset coverage (as such term is used in the 1940 Act) of less than 100%, giving effect to any amendments to such provisions of the 1940 Act or to any exemptive relief granted to us by the SEC; and

  (6)
  certain events of bankruptcy, insolvency, or reorganization involving us occur and remain undischarged or unstayed for a period of 90 days.

        If an event of default occurs and is continuing, then and in every such case (other than an event of default specified in item (6) above) the trustee or the holders of at least 25% in principal amount of the outstanding Notes may declare the entire principal amount of Notes to be due and immediately payable, by a notice in writing to us (and to the trustee if given by the holders), and upon any such declaration such principal or specified portion thereof shall become immediately due and payable. Notwithstanding the foregoing, in the case of the events of bankruptcy, insolvency or reorganization described in item (6) above, 100% of the principal of and accrued and unpaid interest on the Notes will automatically become due and payable.

        At any time after a declaration of acceleration with respect to the Notes has been made and before a judgment or decree for payment of the money due has been obtained by the trustee, the holders of a majority in principal amount of the outstanding Notes, by written notice to us and the trustee, may rescind and annul such declaration and its consequences if (i) we have paid or deposited with the trustee a sum sufficient to pay all overdue installments of interest, if any, on all outstanding Notes, the principal of (and premium, if any, on) all outstanding Notes that have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates borne by or provided for in such Notes, to the extent that payment of such interest is lawful interest upon overdue installments of interest at the rate or rates borne by or provided for in such Notes, and all sums paid or advanced by the trustee and the reasonable compensation, expenses, disbursements and advances of the trustee, its agents and counsel, and (ii) all events of default with respect to the Notes, other than the nonpayment of the principal of (or premium, if any, on) or interest on such Notes that have become due solely by such declaration of acceleration, have been cured or waived. No such rescission will affect any subsequent default or impair any right consequent thereon.

        No holder of Notes will have any right to institute any proceeding, judicial or otherwise, with respect to the indenture, or for the appointment of a receiver or trustee, or for any other remedy under the indenture, unless:

  (i)
  such holder has previously given written notice to the trustee of a continuing event of default with respect to the Notes;

  (ii)
  the holders of not less than 25% in principal amount of the outstanding Notes shall have made written request to the trustee to institute proceedings in respect of such event of default;

  (iii)
  such holder or holders have offered to the trustee security or indemnity satisfactory to the trustee against the costs, expenses and liabilities to be incurred in compliance with such request;

  (iv)
  the trustee for 60 days after its receipt of such notice, request and offer of security or indemnity has failed to institute any such proceeding; and

  (v)
  no direction inconsistent with such written request has been given to the trustee during such 60-day period by the holders of a majority in principal amount of the outstanding Notes.

        Notwithstanding any other provision in the indenture, the holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any, on) and interest, if any, on such Note on the stated maturity or maturity expressed in such Note (or, in the case of redemption, on the redemption date or, in the case of repayment at the option of the holders, on the repayment date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such holder.

        The trustee shall be under no obligation to exercise any of the rights or powers vested in it by the indenture at the request or direction of any of the holders of the Notes unless such holders shall have offered to the trustee security or indemnity satisfactory to the trustee against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction. Subject to the foregoing, the holders of a majority in principal amount of the outstanding Notes shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the trustee or exercising any trust or power conferred on the trustee with respect to the Notes, provided that (i) such direction shall not be in conflict with any rule of law or with this indenture, (ii) the trustee may take any other action deemed proper by the trustee that is not inconsistent with such direction and (iii) the trustee need not take any action that it determines in good faith may involve it in personal liability or be unjustly prejudicial (it being understood that the trustee does not have an affirmative duty to ascertain whether or not any such directions are unduly prejudicial to such holders) to the holders of Notes not consenting.

        The holders of not less than a majority in principal amount of the outstanding Notes may on behalf of the holders of all of the Notes waive any past default under the indenture with respect to the Notes and its consequences, except a default (i) in the payment of (or premium, if any, on) or interest, if any, on any of the Notes, or (ii) in respect of a covenant or provision of the indenture which cannot be modified or amended without the consent of the holder of each outstanding Note affected. Upon any such waiver, such default shall cease to exist, and any event of default arising therefrom shall be deemed to have been cured, for every purpose, but no such waiver shall extend to any subsequent or other default or event of default or impair any right consequent thereto.

        We are required to deliver to the trustee, within 120 days after the end of each fiscal year, an officers' certificate stating that to the knowledge of the signers whether we are in default in the performance of any of the terms, provisions or conditions of the indenture.

        Within 90 days after the occurrence of any default under the indenture with respect to the Notes, the trustee shall transmit notice of such default actually known to a responsible officer of the trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any, on) or interest, if any, on any of the Notes, the trustee shall be protected in withholding such notice if and so long as it in good faith determines that withholding of such notice is in the interest of the holders of the Notes.

Satisfaction and Discharge

        We may satisfy and discharge our obligations under the indenture by delivering to the securities registrar for cancellation all outstanding Notes or by depositing with the trustee, in trust, funds in U.S. dollars in an amount sufficient to pay all of the outstanding Notes after the Notes have become due and payable or will become due and payable within one year (or scheduled for redemption within one year). Such discharge is subject to terms contained in the indenture.

Defeasance

        The Notes will be subject to covenant defeasance and legal defeasance.

Covenant Defeasance

        If certain conditions are satisfied, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the Notes were issued. This is called "covenant defeasance." In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your Notes. In order to achieve covenant defeasance, we must do the following:

  •
  deposit in trust for the benefit of all holders of the Notes a combination of money and United States government or United States government agency notes or bonds that will generate enough cash, in the opinion of a nationally recognized investment bank, appraisal firm or firm of independent public accountants, to make interest, principal and any other payments on the Notes on their various due dates.

  •
  deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to recognize income, gain, or loss for U.S. federal income tax purposes as a result of such covenant defeasance or to be taxed on the Notes any differently than if we did not make the deposit and repaid the Notes at maturity.

  •
  deliver to the trustee a legal opinion and officers' certificate stating that all conditions precedent to covenant defeasance have been complied with.

        If we accomplished covenant defeasance, you can still look to us for repayment of the Notes if there were a shortfall in the trust deposit or the trustee is prevented from making payment. For example, if one of the remaining Events of Default occurred (such as our bankruptcy) and the Notes became immediately due and payable, there might be a shortfall. Depending on the event causing the default, you may not be able to obtain payment of the shortfall.

Legal Defeasance

        If there is a change in U.S. federal tax law, as described below, we can legally release ourselves from all payment and other obligations on the Notes (called "defeasance" or "legal defeasance") if we put in place the following other arrangements for you to be repaid:

  •
  We must deposit in trust for the benefit of all holders of the Notes a combination of money and United States government or United States government agency notes or bonds that will generate enough cash, in the opinion of a nationally recognized investment bank, appraisal firm or firm of independent public accountants, to make interest, principal and any other payments on the Notes on their various due dates.

  •
  We must deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an IRS ruling that allows us to make the above deposit without causing you to recognize income, gain, or loss for U.S. federal income tax purposes as a result of such defeasance or to be taxed on the Notes any differently than if we did not make the deposit and repaid the Notes at maturity. Under current U.S. federal tax law, the deposit and our legal release from the Notes would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your Notes and you would recognize gain or loss on the Notes at the time of the deposit.

  •
  We must deliver to the trustee a legal opinion and officers' certificate stating that all conditions precedent to defeasance have been complied with.

        If we ever accomplished legal defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the Notes. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent.

Trustee

        Wells Fargo Bank, National Association is the trustee, security registrar and paying agent. Wells Fargo Bank, National Association, in each of its capacities, including without limitation as trustee, security registrar and paying agent, assumes no responsibility for the accuracy or completeness of the information concerning us or our affiliates or any other party contained in this prospectus or the related documents or for any failure by us or any other party to disclose events that may have occurred and may affect the significance or accuracy of such information, or for any information provided to it by us, including but not limited to settlement amounts and any other information. Neither the trustee nor any paying agent shall be responsible for determining whether any Change of Control or Below Investment Grade Rating Event has occurred and whether any Change of Control offer with respect to the Notes is required.

        We may maintain banking relationships in the ordinary course of business with the trustee and its affiliates.

Resignation of Trustee

        The trustee may resign or be removed with respect to the Notes provided that a successor trustee is appointed to act with respect to these series. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Governing Law

        The indenture provides that it and the Notes shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws that would cause the application of laws of another jurisdiction.

Book-Entry, Settlement and Clearance

Global Notes

        The Notes will be initially issued in the form of one or more registered Notes in global form, without interest coupons (the "Global Notes"). Upon issuance, each of the Global Notes will be deposited with the trustee as custodian for DTC and registered in the name of Cede & Co., as nominee of DTC.

        Ownership of beneficial interests in a Global Note will be limited to persons who have accounts with DTC ("DTC participants") or persons who hold interests through DTC participants. We expect that under procedures established by DTC:

  •
  upon deposit of a Global Note with DTC's custodian, DTC will credit portions of the principal amount of the Global Note to the accounts of the DTC participants designated by the underwriters; and

  •
  ownership of beneficial interests in a Global Note will be shown on, and transfer of ownership of those interests will be effected only through, records maintained by DTC (with respect to interests of DTC participants) and the records of DTC participants (with respect to other owners of beneficial interests in the Global Note).

        Beneficial interests in Global Notes may not be exchanged for Notes in physical, certificated form except in the limited circumstances described below.

Book-Entry Procedures for Global Notes

        All interests in the Global Notes will be subject to the operations and procedures of DTC. We provide the following summary of those operations and procedures solely for the convenience of investors. The operations and procedures of DTC are controlled by that settlement system and may be changed at any time. Neither we, the trustee nor the underwriters are responsible for those operations or procedures.

        DTC has advised us that it is:

  •
  a limited purpose trust company organized under the laws of the State of New York;

  •
  a "banking organization" within the meaning of the New York State Banking Law;

  •
  a member of the Federal Reserve System;

  •
  a "clearing corporation" within the meaning of the Uniform Commercial Code; and

  •
  a "clearing agency" registered under Section 17A of the Exchange Act.

        DTC was created to hold securities for its participants and to facilitate the clearance and settlement of securities transactions between its participants through electronic book-entry changes to the accounts of its participants. DTC's participants include securities brokers and dealers, including the underwriters; banks and trust companies; clearing corporations and other organizations. Indirect access to DTC's system is also available to others such as banks, brokers, dealers and trust companies; these indirect participants clear through or maintain a custodial relationship with a DTC participant, either directly or indirectly. Investors who are not DTC participants may beneficially own securities held by or on behalf of DTC only through DTC participants or indirect participants in DTC.

        So long as DTC's nominee is the registered owner of a Global Note, that nominee will be considered the sole owner or holder of the Notes represented by that Global Note for all purposes under the indenture. Except as provided below, owners of beneficial interests in a Global Note:

  •
  will not be entitled to have Notes represented by the Global Note registered in their names;

  •
  will not receive or be entitled to receive physical, certificated Notes; and

  •
  will not be considered the owners or holders of the Notes under the indenture for any purpose, including with respect to receiving notices or the giving of any direction, instruction or approval to the trustee under the indenture.

        As a result, each investor who owns a beneficial interest in a Global Note must rely on the procedures of DTC to exercise any rights of a holder of Notes under the indenture (and, if the investor is not a participant or an indirect participant in DTC, on the procedures of the DTC participant through which the investor owns its interest).

        Payments of principal and interest with respect to the Notes represented by a Global Note will be made by the trustee to DTC's nominee as the registered holder of the Global Note. Neither we nor the trustee will have any responsibility or liability for the payment of amounts to owners of beneficial interests in a Global Note, for any aspect of the records relating to or payments made on account of those interests by DTC, or for maintaining, supervising or reviewing any records of DTC relating to those interests.

        Payments by participants and indirect participants in DTC to the owners of beneficial interests in a Global Note will be governed by standing instructions and customary industry practice and will be the responsibility of those participants or indirect participants and DTC.

        Cross-market transfers of beneficial interests in Global Notes between DTC participants, on the one hand, and Euroclear or Clearstream participants, on the other hand, will be effected within DTC through the DTC participants that are acting as depositaries for Euroclear and Clearstream. To deliver or receive an interest in a Global Note held in a Euroclear or Clearstream account, an investor must send transfer instructions to Euroclear or Clearstream, as the case may be, under the rules and procedures of that system and within the established deadlines of that system. If the transaction meets its settlement requirements, Euroclear or Clearstream, as the case may be, will send instructions to its DTC depositary to take action to effect final settlement by delivering or receiving interests in the relevant Global Notes in DTC, and making or receiving payment under normal procedures for same-day funds settlement applicable to DTC. Euroclear and Clearstream participants may not deliver instructions directly to the DTC depositaries that are acting for Euroclear or Clearstream.

        Because the settlement of cross-market transfers takes place during New York business hours, DTC participants may employ their usual procedures for sending securities to the applicable DTC participants acting as depositaries for Euroclear and Clearstream. The sale proceeds will be available to the DTC participant seller on the settlement date. Thus, to a DTC participant, a cross-market transaction will settle no differently from a trade between two DTC participants. Because of time zone differences, the securities account of a Euroclear or Clearstream participant that purchases an interest in a Global Note from a DTC participant will be credited on the business day for Euroclear or Clearstream immediately following the DTC settlement date. Cash received in Euroclear or Clearstream from the sale of an interest in a Global Note to a DTC participant will be reflected in the account of the Euroclear of Clearstream participant the following business day, and receipt of the cash proceeds in the Euroclear or Clearstream participant's account will be back-valued to the date on which settlement occurs in New York. DTC, Euroclear and Clearstream have agreed to the above procedures to facilitate transfers of interests in the Global Notes among participants in those settlement systems. However, the settlement systems are not obligated to perform these procedures and may discontinue or change these procedures at any time. Neither we nor the trustee will have any responsibility or liability for the performance by DTC, Euroclear or Clearstream or their participants or indirect participants of their obligations under the rules and procedures governing their operations, including maintaining, supervising or reviewing the records relating to, or payments made on account of, beneficial ownership interests in Global Notes.

        Transfers between participants in DTC will be effected under DTC's procedures and will be settled in same-day funds.

Certificated Notes

        Notes in physical, certificated form will be issued and delivered to each person that DTC identifies as a beneficial owner of the related Notes only if:

  •
  DTC notifies us at any time that it is unwilling or unable to continue as depositary for the Global Notes and a successor depositary is not appointed within 90 days;

  •
  DTC ceases to be registered as a clearing agency under the Exchange Act and a successor depositary is not appointed within 90 days; or

  •
  an event of default with respect to the Notes has occurred and is continuing and such beneficial owner requests that its Notes be issued in physical, certificated form.

 UNDERWRITING

        BofA Securities, Inc. is acting as the representative of the underwriters. We have entered into an underwriting agreement with the underwriters. Subject to the terms and conditions of the underwriting agreement, we have agreed to sell to the underwriters, and each underwriter has severally agreed to purchase, at the public offering price less the underwriting discounts and commissions set forth on the cover page of this prospectus supplement, the aggregate principal amount of Notes set forth below:

Name	Prinicpal Amount of Notes to be Purchased
BofA Securities, Inc.	$
Seaport Global Securities LLC

Total	$

        The underwriters are committed to purchase all the Notes offered by us if they purchase any Notes. The underwriting agreement also provides that if an underwriter defaults, the purchase commitments of non-defaulting underwriters may also be increased or the offering may be terminated.

        We have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act.

        The underwriters are offering the Notes, subject to prior sale, when, as and if issued to and accepted by them, subject to approval of legal matters by their counsel, including the validity of the Notes, and other conditions contained in the purchase agreement, such as the receipt by the underwriters of officers' certificates and legal opinions. The underwriters reserve the right to withdraw, cancel or modify offers to the public and to reject orders in whole or in part.

Commissions and Discounts

        The underwriters propose to offer some of the Notes to the public at the public offering price set forth on the cover page of this prospectus supplement and some of the Notes to certain other dealers at the public offering price less a concession not in excess of        % of the aggregate principal amount of the Notes. The underwriters may allow, and the dealers may reallow, a discount not in excess of        % of the aggregate principal amount of the Notes. After the initial offering of the Notes to the public, the public offering price and other selling terms may be changed. No such change shall change the amount of proceeds to be received by us as set forth on the cover page of this prospectus.

        The following table shows the public offering price, underwriting discount and proceeds before expenses to us.

	Per Note		Amount
Public offering price		%	$
Underwriting discount		%	$
Proceeds to us, before expenses		%	$

        The expenses of the offering, not including the underwriting discount, are estimated at $            and are payable by us.

No Sales of Similar Securities

        Subject to certain exceptions, we have agreed not to directly or indirectly, offer, pledge, sell, contract to sell, grant any option for the sale of, or otherwise transfer or dispose of any debt securities issued or guaranteed by us or any securities convertible into or exercisable or exchangeable for debt securities issued or guaranteed by us or file any registration statement under the Securities Act with respect to any of the foregoing until the settlement date of this offering without first obtaining the written consent of BofA Securities, Inc. This consent may be given at any time without public notice.

Listing

        The Notes are a new issue of securities with no established trading market. The Notes will not be listed on any securities exchange or quoted on any automated dealer quotation system.

        We have been advised by the underwriters that they presently intend to make a market in the Notes after completion of the offering as permitted by applicable laws and regulations. The underwriters are not obligated, however, to make a market in the Notes and any such market-making may be discontinued at any time in the sole discretion of the underwriters without any notice. Accordingly, no assurance can be given as to the liquidity of, or development of a public trading market for, the Notes. If an active public trading market for the Notes does not develop, the market price and liquidity of the Notes may be adversely affected.

Price Stabilization, Short Positions

        In connection with the offering, the underwriters may purchase and sell Notes in the open market. These transactions may include over-allotment, covering transactions and stabilizing transactions. Over-allotment involves sales of securities in excess of the aggregate principal amount of securities to be purchased by the underwriters in the offering, which creates a short position for the underwriters. Covering transactions involve purchases of the securities in the open market after the distribution has been completed in order to cover short positions. Stabilizing transactions consist of certain bids or purchases of securities made for the purpose of preventing or retarding a decline in the market price of the securities while the offering is in progress.

        The underwriters may also impose a penalty bid. This occurs when a particular underwriter repays to the underwriters a portion of the underwriting discount received by it because the representative has repurchased Notes sold by or for the account of such underwriter in stabilizing or short covering transactions.

        Any of these activities may cause the price of the Notes to be higher than the price that otherwise would exist in the open market in the absence of such transactions. These transactions may be effected in the over-the-counter market or otherwise and, if commenced, may be discontinued at any time without any notice relating thereto.

        Neither we nor any of the underwriters make any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the Notes. In addition, neither we nor any of the underwriters make any representation that the representative will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

Other Relationships

        The underwriters and their respective affiliates are full service financial institutions engaged in various activities, which may include sales and trading, commercial and investment banking, advisory, investment management, investment research, principal investment, hedging, market making, brokerage and other financial and non-financial activities and services. Certain of the underwriters and their respective affiliates have provided, and may in the future provide, a variety of these services to us and to persons and entities with relationships with us, for which they received or will receive customary fees and expenses. Certain of the underwriters and their affiliates were underwriters in connection with the offering of our 2024 Notes, our 2025 Notes and our initial public offering, for which they have received customary fees.

        In the ordinary course of their various business activities, the underwriters and their respective affiliates, officers, directors and employees may purchase, sell or hold a broad array of investments and actively traded securities, derivatives, loans, commodities, currencies, credit default swaps and other financial instruments for their own account and for the accounts of their customers, and such investment and trading activities may involve or relate to assets, securities or instruments of us (directly, as collateral securing other obligations or otherwise) or persons and entities with relationships with us. Certain of the underwriters and their affiliates that have a lending relationship with us routinely hedge their credit exposure to us consistent with their customary risk management policies. Typically, such underwriters and their affiliates would hedge such exposure by entering into transactions which consist of either the purchase of credit default swaps or the creation of short positions in our securities, including potentially the Notes offered hereby. Any such credit default swaps or short positions could adversely affect future trading prices of the Notes offered hereby. The underwriters and their respective affiliates may also communicate independent investment recommendations, market color or trading ideas or publish or express independent research views in respect of such assets, securities or instruments and may at any time hold, or recommend to clients that they should acquire, long or short positions in such assets, securities and instruments.

        We expect to use proceeds from this offering to pay down a portion of our existing indebtedness under the Revolving Credit Facility, which matures on April 2, 2024. Amounts drawn under the Revolving Credit Facility bear interest at either LIBOR plus 2.00% or the prime rate plus 1.00%. We may elect either the LIBOR or prime rate at the time of drawdown, and loans may be converted from one rate to another at any time at our option, subject to certain conditions. Bank of America, N.A. is the syndication agent under the Revolving Credit Facility and Merrill Lynch, Pierce, Fenner & Smith Incorporated is a joint lead arranger and joint book runner under the Revolving Credit Facility. Accordingly, affiliates of certain of the underwriters may receive more than 5% of the proceeds of this offering to the extent the proceeds are used to pay down a portion of our existing indebtedness under the Revolving Credit Facility.

        The underwriters or their affiliates may also trade in our securities, securities of our portfolio companies or other financial instruments related thereto for their own accounts or for the account of others and may extend loans or financing directly or through derivative transactions to the Adviser or any of our portfolio companies.

Settlement

        We expect that delivery of the Notes will be made to investors on or about                              , 2020, which will be the            business day following the date hereof. Under Rule 15c6-1 under the Securities Exchange Act of 1934, as amended, trades in the secondary market are required to settle in two business days, unless the parties to any such trade expressly agree otherwise. Purchasers of the Notes who wish to trade the Notes on the date hereof or the next            succeeding business days should consult their advisors.

Principal Business Addresses

        The principal business address of BofA Securities, Inc. is One Bryant Park, New York, NY 10036.

Other Jurisdictions

        Other than in the United States, no action has been taken by us or the underwriters that would permit a public offering of the Notes offered by this prospectus supplement and the accompanying prospectus in any jurisdiction where action for that purpose is required. The Notes offered by this prospectus supplement and the accompanying prospectus may not be offered or sold, directly or indirectly, nor may this prospectus supplement and the accompanying prospectus or any other offering material or advertisements in connection with the offer and sale of any such securities be distributed or published in any jurisdiction, except under circumstances that will result in compliance with the applicable rules and regulations of that jurisdiction. Persons into whose possession this prospectus supplement and the accompanying prospectus comes are advised to inform themselves about and to observe any restrictions relating to the offering and the distribution of this prospectus. This prospectus supplement and the accompanying prospectus does not constitute an offer to sell or a solicitation of an offer to buy any Notes offered by this prospectus supplement and the accompanying prospectus in any jurisdiction in which such an offer or a solicitation is unlawful.

Notice to Prospective Investors in the European Economic Area

        The Notes are not intended to be offered, sold or otherwise made available to and should not be offered, sold or otherwise made available to any retail investor in the European Economic Area ("EEA"). For these purposes, a retail investor means a person who is one (or more) of: (i) a retail client as defined in point (11) of Article 4(1) of Directive 2014/65/EU (as amended, "MiFID II"); or (ii) a customer within the meaning of Directive 2002/92/EC (as amended and superceded, the "Insurance Mediation Directive"), where that customer would not qualify as a professional client as defined in point (10) of Article 4(1) of MiFID II; or (iii) not a qualified investor as defined in Directive 2003/71/EC (as amended, the "Prospectus Directive"). Consequently no key information document required by Regulation (EU) No 1286/2014 (as amended, the "PRIIPs Regulation") for offering or selling the Notes or otherwise making them available to retail investors in the EEA has been prepared and therefore offering or selling the Notes or otherwise making them available to any retail investor in the EEA may be unlawful under the PRIIPs Regulation. This prospectus has been prepared on the basis that any offer of Notes in any Member State of the EEA will be made pursuant to an exemption under the Prospectus Directive from the requirement to publish a prospectus for offers of the Notes. This prospectus is not a prospectus for the purposes of the Prospectus Directive.

Notice to Prospective Investors in the United Kingdom

        Each underwriter has represented and agreed that:

  (a)
  it has only communicated or caused to be communicated and will only communicate or cause to be communicated an invitation or inducement to engage in investment activity (within the meaning of Section 21 of the Financial Services and Markets Act 2000 (FSMA)) received by it in connection with the issue or sale of the Notes in circumstances in which Section 21(1) of the FSMA does not apply to the Issuer; and

  (b)
  it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the Notes in, from or otherwise involving the United Kingdom.

Notice to Prospective Investors in Canada

        This prospectus constitutes an "exempt offering document" as defined in and for the purposes of applicable Canadian securities laws. No prospectus has been filed with any securities commission or similar regulatory authority in Canada in connection with the offer and sale of the Notes. No securities commission or similar regulatory authority in Canada has reviewed or in any way passed upon this prospectus or on the merits of the Notes and any representation to the contrary is an offence.

        Canadian investors are advised that this prospectus has been prepared in reliance on section 3A.3 of National Instrument 33-105 Underwriting Conflicts ("NI 33-105"). Pursuant to section 3A.3 of NI 33-105, the Company and the underwriters in the offering are exempt from the requirement to provide Canadian investors with certain conflicts of interest disclosure pertaining to "connected issuer" and/or "related issuer" relationships as would otherwise be required pursuant to subsection 2.1(1) of NI 33-105.

Resale Restrictions

        The offer and sale of the Notes in Canada is being made on a private placement basis only and is exempt from the requirement that the Company prepares and files a prospectus under applicable Canadian securities laws. Any resale of Notes by a Canadian investor in this offering must be made in accordance with applicable Canadian securities laws, which may vary depending on the relevant jurisdiction, and which may require resales to be made in accordance with Canadian prospectus requirements, a statutory exemption from the prospectus requirements, in a transaction exempt from the prospectus requirements or otherwise under a discretionary exemption from the prospectus requirements granted by the applicable local Canadian securities regulatory authority. These resale restrictions may under certain circumstances apply to resales of the Notes outside of Canada.

Representations of Purchasers

        Each Canadian investor who purchases the Notes will be deemed to have represented to the Company, the underwriters and to each dealer from whom a purchase confirmation is received, as applicable, that the investor is (i) purchasing as principal, or is deemed to be purchasing as principal in accordance with applicable Canadian securities laws; (ii) an "accredited investor" as such term is defined in section 1.1 of National Instrument 45-106 Prospectus Exemptions or, in Ontario, as such term is defined in section 73.3(1) of the Securities Act (Ontario); and (iii) a "permitted client" as such term is defined in section 1.1 of National Instrument 31-103 Registration Requirements, Exemptions and Ongoing Registrant Obligations.

Taxation and Eligibility for Investment

        Any discussion of taxation and related matters contained in this prospectus does not purport to be a comprehensive description of all of the tax considerations that may be relevant to a Canadian investor when deciding to purchase the Notes and, in particular, does not address any Canadian tax considerations. No representation or warranty is hereby made as to the tax consequences to a resident, or deemed resident, of Canada of an investment in the Notes or with respect to the eligibility of the Notes for investment by such investor under relevant Canadian federal and provincial legislation and regulations.

Rights of Action for Damages or Rescission

        Securities legislation in certain of the Canadian jurisdictions provides certain purchasers of securities pursuant to an offering memorandum (such as this prospectus), including where the distribution involves an "eligible foreign security" as such term is defined in Ontario Securities Commission Rule 45-501 Ontario Prospectus and Registration Exemptions and in Multilateral Instrument 45-107 Listing Representation and Statutory Rights of Action Disclosure Exemptions, as applicable, with a remedy for damages or rescission, or both, in addition to any other rights they may have at law, where the offering memorandum, or other offering document that constitutes an offering memorandum, and any amendment thereto, contains a "misrepresentation" as defined under applicable

Canadian securities laws. These remedies, or notice with respect to these remedies, must be exercised or delivered, as the case may be, by the purchaser within the time limits prescribed under, and are subject to limitations and defences under, applicable Canadian securities legislation. In addition, these remedies are in addition to and without derogation from any other right or remedy available at law to the investor.

Language of Documents

        Upon receipt of this document, each Canadian investor hereby confirms that it has expressly requested that all documents evidencing or relating in any way to the sale of the securities described herein (including for greater certainty any purchase confirmation or any notice) be drawn up in the English language only. Par la réception de ce document, chaque investisseur canadien confirme par les présentes qu'il a expressément exigé que tous les documents faisant foi ou se rapportant de quelque manière que ce soit à la vente des valeurs mobilières décrites aux présentes (incluant, pour plus de certitude, toute confirmation d'achat ou tout avis) soient rédigés en anglais seulement.

Notice to Prospective Investors in Singapore

        This prospectus has not been registered as a prospectus with the Monetary Authority of Singapore. Accordingly, this prospectus and any other document or material in connection with the offer or sale, or invitation for subscription or purchase, of the notes may not be circulated or distributed, nor may the notes be offered or sold, or be made the subject of an invitation for subscription or purchase, whether directly or indirectly, to persons in Singapore other than (i) to an institutional investor (as defined in Section 4A of the Securities and Futures Act, Chapter 289 of Singapore (the "SFA")) under Section 274 of the SFA, (ii) to a relevant person (as defined in Section 275(2) of the SFA) pursuant to Section 275(1) of the SFA, or any person pursuant to Section 275(1A) of the SFA, and in accordance with the conditions specified in Section 275 of the SFA or (iii) otherwise pursuant to, and in accordance with the conditions of, any other applicable provision of the SFA, in each case subject to conditions set forth in the SFA.

        Where the notes are subscribed or purchased under Section 275 of the SFA by a relevant person which is a corporation (which is not an accredited investor (as defined in Section 4A of the SFA)) the sole business of which is to hold investments and the entire share capital of which is owned by one or more individuals, each of whom is an accredited investor, the securities (as defined in Section 239(1) of the SFA) of that corporation shall not be transferable for 6 months after that corporation has acquired the notes under Section 275 of the SFA except: (1) to an institutional investor under Section 274 of the SFA or to a relevant person (as defined in Section 275(2) of the SFA), (2) where such transfer arises from an offer in that corporation's securities pursuant to Section 275(1A) of the SFA, (3) where no consideration is or will be given for the transfer, (4) where the transfer is by operation of law, (5) as specified in Section 276(7) of the SFA, or (6) as specified in Regulation 32 of the Securities and Futures (Offers of Investments) (Shares and Debentures) Regulations 2005 of Singapore ("Regulation 32").

        Where the notes are subscribed or purchased under Section 275 of the SFA by a relevant person which is a trust (where the trustee is not an accredited investor (as defined in Section 4A of the SFA)) whose sole purpose is to hold investments and each beneficiary of the trust is an accredited investor, the beneficiaries' rights and interest (howsoever described) in that trust shall not be transferable for 6 months after that trust has acquired the notes under Section 275 of the SFA except: (1) to an institutional investor under Section 274 of the SFA or to a relevant person (as defined in Section 275(2) of the SFA), (2) where such transfer arises from an offer that is made on terms that such rights or interest are acquired at a consideration of not less than S$200,000 (or its equivalent in a foreign currency) for each transaction (whether such amount is to be paid for in cash or by exchange of securities or other assets), (3) where no consideration is or will be given for the transfer, (4) where the transfer is by operation of law, (5) as specified in Section 276(7) of the SFA, or (6) as specified in Regulation 32.

        Singapore Securities and Futures Act Product Classification—Solely for the purposes of its obligations pursuant to sections 309B(1)(a) and 309B(1)(c) of the SFA, the Company has determined, and hereby notifies all relevant persons (as defined in Section 309A of the SFA) that the Notes are "prescribed capital markets products" (as defined in the Securities and Futures (Capital Markets Products) Regulations 2018) and Excluded Investment Products (as defined in MAS Notice SFA 04-N12: Notice on the Sale of Investment Products and MAS Notice FAA-N16: Notice on Recommendations on Investment Products).

Notice to Prospective Investors in Israel

        No action has been, or will be, taken in Israel that would permit an offering of the Notes or a distribution of this prospectus supplement and the accompanying prospectus to the public in Israel. In particular, neither the prospectus supplement nor the accompanying prospectus has been reviewed or approved by the Israel Securities Authority. The Notes are being offered to a limited number of qualified investors listed on the first addendum of the Securities Law (a "Qualified Investor"), in all cases under the circumstances that will fall within the private placement exemption of the Israeli Securities Law of 1968 ("Securities Law"). This prospectus supplement and the accompanying prospectus may not be reproduced or used for any other purpose, nor be furnished to any other person other than those to whom copies have been sent. Any investor in the Notes shall be required to declare in writing prior to such purchase that it qualifies as a Qualified Investor, agrees to be deemed a Qualified Investor, and is aware of the consequences of being classified as a Qualified Investor, that it will comply with the guidelines of the Israel Securities Authority with respect to the sale or offer of securities to Qualified Investors (including those published on September 21, 2014), and that it is purchasing the Notes for its own benefit and on its own account and not with the aim or intention of distributing or offering the Notes to other parties. Nothing in this prospectus supplement or the accompanying prospectus should be considered 'investment advice', or 'investment marketing' as defined in the Regulation of Investment Advice, Investment Marketing and Portfolio Management Law of 1995. Any investor who purchases the Notes shall be required to declare in writing that it has the knowledge, expertise and experience in financial and business matters so as to be capable of evaluating the risks and merits of an investment in the Notes, without relying on any of the materials provided.

LEGAL MATTERS

        The validity of the Notes offered hereby and certain legal matters for us in connection with the offering will be passed upon for us by Eversheds Sutherland (US) LLP. Eversheds Sutherland (US) LLP also represents the Adviser. Certain legal matters in connection with the offering will be passed upon for the underwriters by Ropes & Gray LLP.

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

        This prospectus supplement is part of a registration statement that we have filed with the SEC. Pursuant to the SBCAA, we are allowed to "incorporate by reference" the information that we file with the SEC, which means that we can disclose important information to you by referring you to such information incorporated by reference. The information incorporated by reference is considered to comprise a part of this prospectus supplement from the date we file any such document. Any reports filed by us with the SEC subsequent to the date of this prospectus supplement and before the date that any offering of any securities by means of this prospectus supplement and the accompanying prospectus is terminated will automatically update and, where applicable, supersede any information contained in this prospectus supplement or incorporated by reference in this prospectus supplement.

        We incorporate by reference into this prospectus supplement our filings listed below and any future filings that we may file with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, subsequent to the date of this prospectus supplement until all of the securities offered by this prospectus supplement have been sold or we otherwise terminate the offering of those securities; provided, however, that information "furnished" under Item 2.02 or Item 7.01 of Form 8-K or other information "furnished" to the SEC which is not deemed filed is not incorporated by reference in this prospectus supplement and any accompanying prospectus. Information that we file with the SEC subsequent to the date of this prospectus supplement will automatically update and may supersede information in this prospectus supplement and other information previously filed with the SEC.

        The prospectus supplement incorporates by reference the documents set forth below that have been previously filed with the SEC:

  •
  our Annual Report on Form 10-K for the fiscal year ended December 31, 2018, filed with the SEC on February 27, 2019, including the information specifically incorporated by reference into the Form 10-K from our Definitive Proxy Statement on Schedule 14A, filed with the SEC on March 14, 2019;

  •
  our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2019, June 30, 2019 and September 30, 2019 filed with the SEC on May 8, 2019, July 30, 2019 and October 30, 2019, respectively;

  •
  our Current Reports on Form 8-K filed with the SEC on July 9, 2019, July 18, 2019, July 24, 2019, July 30, 2019, August 6, 2019, November 27, 2019 and December 13, 2019.

        See "Available Information" in the accompanying prospectus for information on how to obtain a copy of these filings.

Owl Rock Capital Corporation

$3,000,000,000
Common Stock
Preferred stock
Subscription Rights
Warrants
Debt Securities

          We are a specialty finance company focused on lending to U.S. middle market companies. We define "middle market companies" to generally mean companies with earnings before interest expense, income tax expense, depreciation and amortization ("EBITDA") between $10 million and $250 million annually, and/or annual revenue of $50 million to $2.5 billion at the time of investment. We may on occasion invest in smaller or larger companies if an attractive opportunity presents itself, especially when there are dislocations in the capital markets, including the high yield and syndicated loan markets.

          We invest in senior secured or unsecured loans, subordinated loans or mezzanine loans and, to a lesser extent, equity-related securities including warrants, preferred stock and similar forms of senior equity, which may or may not be convertible into a portfolio company's common equity. The debt in which we invest typically is not rated by any rating agency, but if these instruments were rated, they would likely receive a rating of below investment grade (that is, below BBB- or Baa3), which is often referred to as "high yield" or "junk". Our investment objective is to generate current income and, to a lesser extent, capital appreciation by targeting investment opportunities with favorable risk-adjusted returns. While we believe that current market conditions favor extending credit to middle market companies in the United States, our investment strategy is intended to generate favorable returns across credit cycles with an emphasis on preserving capital.

          We are an externally managed, closed-end management investment company that has elected to be regulated as a business development company ("BDC") under the Investment Company Act of 1940, as amended (the "1940 Act"). We have elected to be treated, and intend to qualify annually, as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code") for U.S. federal income tax purposes. As a BDC and a RIC, we are required to comply with certain regulatory requirements.

          We are an "emerging growth company," as defined in Section 2(a) of the U.S. Securities Act of 1933, as amended (the "Securities Act"), and will be subject to reduced public company reporting requirements.

          We may offer, from time to time, in one or more offerings or series, up to $3 billion of our common stock, preferred stock, debt securities, subscription rights to purchase shares of our common stock or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, which we refer to, collectively, as the "securities." The preferred stock, debt securities, subscription rights and warrants offered hereby may be convertible or exchangeable into shares of our common stock. The securities may be offered at prices and on terms to be described in one or more supplements to this prospectus.

          In the event we offer common stock, the offering price per share of our common stock less any underwriting discounts or commissions will generally not be less than the net asset value per share of our common stock at the time we make the offering. However, we may issue shares of our common stock pursuant to this prospectus at a price per share that is less than our net asset value per share (i) in connection with a rights offering to our existing shareholders, (ii) with the prior approval of the majority of our outstanding voting securities or (iii) under such other circumstances as the Securities and Exchange Commission may permit.

          The securities may be offered directly to one or more purchasers, or through agents designated from time to time by us, or to or through underwriters or dealers. Each prospectus supplement relating to an offering will identify any agents or underwriters involved in the sale of the securities, and will disclose any applicable purchase price, fee, discount or commissions arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See "Plan of Distribution." We may not sell any of the securities pursuant to this registration statement through agents, underwriters or dealers without delivery of this prospectus and a prospectus supplement describing the method and terms of the offering of such securities.

          Our common stock is traded on the New York Stock Exchange under the symbol "ORCC." On September 19, 2019, the last reported sales price of our common stock on the NYSE was $18.04 per share. The net asset value per share of our common stock at June 30, 2019 (the last date prior to the date of this prospectus for which we reported net asset value) was $15.28.

          Investing in our securities involves a high degree of risk, including credit risk and the risk of the use of leverage, and is highly speculative. In addition, shares of closed-end investment companies, including BDCs, frequently trade at a discount to their net asset values. If shares of our common stock trade at a discount to our net asset value, purchasers in this offering will face increased risk of loss. Before buying any shares of our common stock, you should read the discussion of the material risks of investing in our common stock, including the risk of leverage, in "Risk Factors" beginning on page 32 of this prospectus.

          This prospectus contains important information you should know before investing in our securities. Please read this prospectus before investing and keep it for future reference. We also file periodic and current reports, proxy statements and other information about us with the U.S. Securities and Exchange Commission (the "SEC"). This information is available free of charge by contacting us at 399 Park Avenue, 38th floor, New York, NY 10022, calling us at (212) 419-3000 or visiting our corporate website located at www.owlrockcapitalcorporation.com. Information on our website is not incorporated into or a part of this prospectus. The SEC also maintains a website at http://www.sec.gov that contains this information.

          Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The date of this prospectus is September 23, 2019.

        We have not authorized anyone to give you any information other than in this prospectus, any prospectus supplement to this prospectus, any free writing prospectus, or any information that we have incorporated by reference herein or therein and we take no responsibility for any other information that others may give you. We are not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this prospectus and any prospectus supplements is accurate only as of the date on their respective front covers. Our business, financial condition, results of operations and prospects may have changed since that date. We will update these documents to reflect material changes only as required by law.

i

 ABOUT THIS PROSPECTUS

        This prospectus is part of a registration statement that we have filed with the U.S. Securities and Exchange Commission (the "SEC"), using the "shelf" registration process. Under the shelf registration process, we may offer, from time to time, in one or more offerings or series, up to $3 billion of our common stock, preferred stock, debt securities, subscription rights to purchase shares of our common stock, or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities on terms to be determined at the time of the offering. The securities may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of the securities that we may offer. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. We may also authorize one or more free writing prospectuses to be provided to you that may contain material information relating to these offerings. Such prospectus supplement and/or free writing prospectus (collectively referred to hereinafter as the "prospectus supplement") may also add, update or change information contained in this prospectus or in the documents we incorporate by reference herein. This prospectus and the prospectus supplement, together with any documents incorporated by reference herein, will include all material information relating to the applicable offering. Please carefully read this prospectus and the prospectus supplement, together with any documents incorporated by reference in this prospectus and the applicable prospectus supplement, any exhibits and the additional information described under the headings "Available Information," "Incorporation of Certain Information By Reference," "Prospectus Summary" and "Risk Factors" before you make an investment decision.

ii

 PROSPECTUS SUMMARY

        This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider before investing in our securities. You should read our entire prospectus before investing in our securities. Throughout this prospectus we refer to Owl Rock Capital Corporation as "we," "us," "our" or the "Company," and to "Owl Rock Capital Advisors LLC," our investment adviser, as "Owl Rock Capital Advisors," "ORCA" or the "Adviser."

Owl Rock Capital Corporation

        We were formed on October 15, 2015 as a corporation under the laws of the State of Maryland. We are a specialty finance company focused on lending to U.S. middle-market companies. Since we began investment activities in April 2016 through June 30, 2019, our Adviser and its affiliates have originated $14.8 billion aggregate principal amount of investments, of which $13.5 billion of aggregate principal amount of investments, prior to any subsequent exits or repayments, was retained by either us or a corporation or fund advised by our Adviser or its affiliates.

        Our capital will be used by our portfolio companies to support growth, acquisitions, market or product expansion, refinancings and/or recapitalizations. We define "middle market companies" to generally mean companies with earnings before interest expense, income tax expense, depreciation and amortization ("EBITDA") between $10 million and $250 million annually, and/or annual revenue of $50 million to $2.5 billion at the time of investment. We may on occasion invest in smaller or larger companies if an attractive opportunity presents itself, especially when there are dislocations in the capital markets, including the high yield and syndicated loan markets. We generally invest in companies with a low loan-to-value ratio, which we consider to be 50% or below. Our target credit investments will typically have maturities between three and ten years and generally range in size between $20 million and $250 million. The investment size will vary with the size of our capital base. The debt in which we invest typically is not rated by any rating agency, but if these instruments were rated, they would likely receive a rating of below investment grade (that is, below BBB– or Baa3), which is often referred to as "high yield" or "junk". As of June 30, 2019, our average debt investment size in each of our portfolio companies was approximately $80.2 million based on fair value. As of June 30, 2019, our portfolio companies, excluding the investment in Sebago Lake LLC, a joint venture between us and The Regents of the University of California, and certain investments that fall outside of our typical borrower profile, representing 96.7% of our total portfolio based on fair value, had weighted average annual revenue of $444 million and weighted average annual EBITDA of $79 million.

        We invest in senior secured or unsecured loans, subordinated loans or mezzanine loans and, to a lesser extent, equity-related securities including warrants, preferred stock and similar forms of senior equity, which may or may not be convertible into a portfolio company's common equity. Our investment objective is to generate current income and, to a lesser extent, capital appreciation by targeting investment opportunities with favorable risk-adjusted returns. While we believe that current market conditions favor extending credit to middle market companies in the United States, our investment strategy is intended to generate favorable returns across credit cycles with an emphasis on preserving capital.

        We are an externally managed, closed-end management investment company that has elected to be regulated as a business development company ("BDC") under the 1940 Act. We have elected to be treated, and intend to qualify annually, as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code") for U.S. federal income tax purposes. As a BDC and a RIC, we are required to comply with certain regulatory requirements. As a BDC, at least 70% of our assets must be assets of the type listed in Section 55(a) of the 1940 Act, as described herein. We will not invest more than 20% of our total assets in companies whose principal place of business is outside the United States. See "Regulation" and "Certain U.S. Federal Income Tax Considerations".

        We generally intend to distribute, out of assets legally available for distribution, substantially all of our available earnings, on a quarterly basis, as determined by our Board in its sole discretion.

        To achieve our investment objective, we will leverage the Adviser's investment team's extensive network of relationships with other sophisticated institutions to source, evaluate and, as appropriate, partner with on transactions. There are no assurances that we will achieve our investment objective.

        We may borrow money from time to time if immediately after such borrowing, the ratio of our total assets (less total liabilities other than indebtedness represented by senior securities) to our total indebtedness represented by senior securities plus preferred stock, if any, is at least 200% (or 150% if certain conditions are met). This means that generally, we can borrow up to $1 for every $1 of investor equity (or, if certain conditions are met, we can borrow up to $2 for every $1 of investor equity).

        We currently have in place a senior secured revolving credit facility (the "Revolving Credit Facility"), three special purpose vehicle asset credit facilities (the "SPV Asset Facility I", the "SPV Asset Facility II" and the "SPV Asset Facility III", respectively) and a term debt securitization transaction (the "CLO Transaction"), also known as a collateralized loan obligation transaction, and in the future may enter into additional credit facilities. In addition, we have issued unsecured notes maturing in 2023 (the "2023 Notes") in a private placement, notes maturing in 2024 (the "2024 Notes") in a registered offering, and may issue additional unsecured notes. We expect to use our credit facilities and other borrowings, along with proceeds from the rotation of our portfolio and the proceeds of the securities issued hereby to finance our investment objectives. See "Regulation" for discussion of BDC regulation and other regulatory considerations. See "Management's Discussion and Analysis of Financial Condition and Results of Operations—Debt."

Investment Portfolio

        As of June 30, 2019, based on fair value, our portfolio consisted of 81.3% first lien senior secured debt investments (of which 42.3% were unitranche debt investments (including "last out" portions of such loans)), 16.9% second lien senior secured debt investments, 0.3% unsecured debt investments, 1.3% investment funds and vehicles, and 0.2% equity investments. As of June 30, 2019, 99.7% of our debt investments based on fair value in our portfolio were at floating rates. As of June 30, 2019, we had investments in 90 portfolio companies with an aggregate fair value of $7.2 billion.

        As of June 30, 2019, our portfolio was invested across 27 different industries. The largest industries in our portfolio as of June 30, 2019 were internet software and services and professional services, which represented, as a percentage of our portfolio, 10.1% and 10.0%, respectively, based on fair value.

        As of June 30, 2019, our weighted average total yield of the portfolio at fair value and amortized cost was 9.1% and 9.1%, respectively, and our weighted average yield of debt and income producing securities at fair value and amortized cost was 9.1% and 9.1%, respectively.

        As of June 30, 2019, our portfolio companies, excluding the investment in Sebago Lake and certain investments that fall outside of our typical borrower profile, representing 96.7% of our total portfolio based on fair value, had weighted average annual revenue of $444 million and weighted average annual EBITDA of $79 million.

Corporate Structure

        Our portfolio is subject to diversification and other requirements because we have elected to be regulated as a BDC under the 1940 Act and as a RIC for U.S. federal income tax purposes. We made our BDC election on March 3, 2016. We intend to maintain these elections. See "Regulation" for more information on these requirements.

        On April 27, 2016, we formed a wholly-owned subsidiary, OR Lending LLC, a Delaware limited liability company, which holds a California finance lenders license. OR Lending LLC originates loans to borrowers headquartered in California. From time to time we may form wholly-owned subsidiaries to facilitate our normal course of business.

        The following chart depicts our ownership structure:

(1)
From time to time we may form wholly-owned subsidiaries to facilitate the normal course of business.

The Adviser—Owl Rock Capital Advisors LLC

        The Adviser serves as our investment adviser pursuant to an investment advisory agreement between us and the Adviser. The Adviser is registered with the SEC as an investment adviser under the U.S. Investment Advisers Act of 1940, as amended (the "Advisers Act"). The Adviser is an indirect subsidiary of Owl Rock Capital Partners LP ("Owl Rock Capital Partners"). Owl Rock Capital Partners is led by its three co-founders, Douglas I. Ostrover, Marc S. Lipschultz and Craig W. Packer. The Adviser's investment team (the "Investment Team") is also led by Douglas I. Ostrover, Marc S. Lipschultz and Craig W. Packer and is supported by certain members of the Adviser's senior executive team and the investment committee (the "Investment Committee"). The Investment Committee is comprised of Douglas I. Ostrover, Marc S. Lipschultz, Craig W. Packer and Alexis Maged. The Adviser has limited operating history. Subject to the overall supervision of the Board, the Adviser manages our day-to-day operations, and provides investment advisory and management services to us.

        The Adviser also serves as investment adviser to Owl Rock Capital Corporation II. Owl Rock Capital Corporation II is a corporation formed under the laws of the State of Maryland that, like us, has elected to be treated as a BDC under the 1940 Act. Owl Rock Capital Corporation II's investment objective is similar to ours, which is to generate current income, and to a lesser extent, capital appreciation by targeting investment opportunities with favorable risk-adjusted returns. As of June 30, 2019, Owl Rock Capital Corporation II had raised gross proceeds of approximately $691.8 million, including seed capital contributed by the Adviser in September 2016 and approximately $10.0 million in gross proceeds raised from certain individuals and entities affiliated with the Adviser.

        The Adviser is affiliated with Owl Rock Technology Advisors LLC ("ORTA") and Owl Rock Capital Private Fund Advisors LLC ("ORCPFA"), which also are investment advisers and subsidiaries of Owl Rock Capital Partners. The Adviser, ORTA and ORCPFA are collectively referred to as the "Owl Rock Advisers" and together with Owl Rock Capital Partners are referred to, collectively, as

"Owl Rock." ORTA's and ORCPFA's investment teams are led by Douglas I. Ostrover, Marc S. Lipschultz and Craig W. Packer. ORTA serves as investment adviser to Owl Rock Technology Finance Corp. and ORCPFA serves as investment adviser to Owl Rock First Lien Master Fund, L.P. Owl Rock Technology Finance Corp. is a BDC and its investment objective is to maximize total return by generating current income from its debt investments and other income producing securities, and capital appreciation from its equity and equity-linked investments. Owl Rock Technology Finance Corp. has adopted a policy to invest, under normal circumstances, at least 80% of the value of its assets in technology-related companies.

        Owl Rock Technology Finance Corp. conducts private offerings of its common stock to investors in reliance on exemptions from the registration requirements of the Securities Act. As of June 30, 2019, Owl Rock Technology Finance Corp. had approximately $2.1 billion in total Capital Commitments from investors of which approximately $0.6 billion had been drawn.

        Owl Rock First Lien Master Fund intends to originate and make loans to, and make debt investments in, U.S. middle market companies.

        In addition to Owl Rock Capital Corporation II, Owl Rock Technology Finance Corp. and Owl Rock First Lien Master Fund, L.P., the Adviser and its affiliates (including Owl Rock Technology Advisors LLC and Owl Rock Capital Private Funds Advisors LLC (collectively with the Adviser, the "Owl Rock Advisers")) may provide management or investment advisory services to entities that have overlapping objectives with us. The Adviser and its affiliates may face conflicts in the allocation of investment opportunities to us and others. In order to address these conflicts, the Owl Rock Advisers have put in place an allocation policy that addresses the allocation of investment opportunities as well as co-investment restrictions under the 1940 Act.

        In addition, we, the Adviser and certain of its affiliates have been granted exemptive relief by the SEC to co-invest with other funds managed by the Adviser or its affiliates in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. Pursuant to such exemptive relief, we generally are permitted to co-invest with certain of our affiliates if a "required majority" (as defined in Section 57(o) of the 1940 Act) of our independent directors make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transaction, including the consideration to be paid, are reasonable and fair to us and our shareholders and do not involve overreaching of us or our shareholders on the part of any person concerned, (2) the transaction is consistent with the interests of our shareholders and is consistent with our investment objective and strategies, and (3) the investment by our affiliates would not disadvantage us, and our participation would not be on a basis different from or less advantageous than that on which our affiliates are investing. The Owl Rock Advisers' allocation policy incorporates the conditions of the exemptive relief. As a result of the exemptive relief, there could be significant overlap in our investment portfolio and the investment portfolio of Owl Rock Capital Corporation II, Owl Rock Technology Finance Corp. and/or other funds established by the Adviser or its affiliates that could avail themselves of the exemptive relief. See "Risk Factors—Risks Related to our Adviser and its Affiliates—We may compete for capital and investment opportunities with other entities managed by our Adviser or its affiliates, subjecting our Adviser to certain conflicts of interest".

        The Adviser or its affiliates may engage in certain origination activities and receive attendant arrangement, structuring or similar fees. These protections may lead our Adviser to act in a riskier manner when acting on our behalf than it would when acting for its own account. See "Risk Factors—Risks Related to our Adviser and its Affiliates—The Adviser and its affiliates may face conflicts of interest with respect to services performed for issuers in which we invest."

Investment Advisory Agreement

        On March 1, 2016, we entered into an investment advisory agreement (the "Original Investment Advisory Agreement") with the Adviser, which, with the approval of the Board, including a majority of our independent directors, was amended and restated on February 27, 2019 (as amended and restated, the "Investment Advisory Agreement") to reduce the fees that the Company will pay the Adviser following the listing of our common stock on a national securities exchange. Under the terms of the Investment Advisory Agreement, the Adviser is responsible for managing our business and activities, including sourcing investment opportunities, conducting research, performing diligence on potential investments, structuring its investments, and monitoring our portfolio companies on an ongoing basis through a team of investment professionals.

        We pay the Adviser a fee for its services under the Investment Advisory Agreement consisting of two components: a Management Fee and an Incentive Fee. The cost of both the Management Fee and the Incentive Fee will ultimately be borne by our shareholders.

        The Management Fee is payable quarterly in arrears. The Management Fee is payable at an annual rate of 1.5% of our average gross assets excluding cash and cash equivalents but including assets purchased with borrowed amounts, at the end of the two most recently completed calendar quarters payable quarterly in arrears. The Management Fee for any partial month or quarter, as the case may be, will be appropriately prorated and adjusted for any share issuances or repurchases during the relevant calendar months or quarters, as the case may be. For purposes of the Investment Advisory Agreement, gross assets means our total assets determined on a consolidated basis in accordance with generally accepted accounting principles in the United States, excluding cash and cash equivalents, but including assets purchased with borrowed amounts.

        The Incentive Fee consists of two components that are independent of each other, with the result that one component may be payable even if the other is not. A portion of the Incentive Fee is based on our income and a portion is based on our capital gains, each as described below. The portion of the Incentive Fee based on income is determined and paid quarterly in arrears commencing with the first calendar quarter following July 18, 2019, the date of our listing on the New York Stock Exchange (the "Listing Date"), and equals 100% of the pre-Incentive Fee net investment income in excess of a 1.5% quarterly "hurdle rate," until the Adviser has received 17.5% of the total pre-Incentive Fee net investment income for that calendar quarter and, for pre-Incentive Fee net investment income in excess of 1.82% quarterly, 17.5% of all remaining pre-Incentive Fee net investment income for that calendar quarter. The 100% "catch-up" provision for pre-Incentive Fee net investment income in excess of the 1.5% "hurdle rate" is intended to provide the Adviser with an incentive fee of 17.5% on all pre-Incentive Fee net investment income when that amount equals 1.82% in a calendar quarter (7.27% annualized), which is the rate at which catch-up is achieved. Once the "hurdle rate" is reached and catch-up is achieved, 17.5% of any pre- Incentive Fee net investment income in excess of 1.82% in any calendar quarter is payable to the Adviser.

        The second component of the incentive fee, the capital gains incentive fee, payable at the end of each calendar year in arrears, equals 17.5% of cumulative realized capital gains from July 18, 2019, the Listing Date, to the end of each calendar year, less cumulative realized capital losses and unrealized capital depreciation from the Listing Date to the end of each calendar year, less the aggregate amount of any previously paid capital gains incentive fee for prior periods. In no event will the capital gains incentive fee payable pursuant to the Investment Advisory Agreement be in excess of the amount permitted by the Advisers Act, including Section 205 thereof.

        In addition, the Adviser agreed at all times prior to the fifteen-month anniversary of the Listing Date, to waive (i) any portion of the Management Fee that is in excess of 0.75% of our gross assets, excluding cash and cash equivalents but including assets purchased with borrowed amounts at the end of the two most recently completed calendar quarters, calculated in accordance with the Investment

Advisory Agreement, and (ii) the Incentive Fee (including, for the avoidance of doubt, the Capital Gains Incentive Fee). See "Management and Other Agreements—Investment Advisory Agreement" for further information.

Administration Agreement

        On March 1, 2016, we entered into an Administration Agreement with the Adviser, which was re-approved by the Board, including a majority of our independent directors, on February 27, 2019. Under the terms of the Administration Agreement, the Adviser performs, or oversees, the performance of, required administrative services, which includes providing office space, equipment and office services, maintaining financial records, preparing reports to shareholders and reports filed with the SEC, and managing the payment of expenses and the performance of administrative and professional services rendered by others. The Administration Agreement also provides that we reimburse the Adviser for certain organization costs incurred prior to the commencement of our operations, and for certain offering costs. We reimburse the Adviser for services performed for it pursuant to the terms of the Administration Agreement. In addition, pursuant to the terms of the Administration Agreement, the Adviser may delegate its obligations under the Administration Agreement to an affiliate or to a third party and we will reimburse the Adviser for any services performed for it by such affiliate or third party. See "Management and Other Agreements—Administration Agreement" for further information.

Market Trends

        We believe the middle-market lending environment provides opportunities for us to meet our goal of making investments that generate attractive risk-adjusted returns based on a combination of the following factors:

        Limited Availability of Capital for Middle-Market Companies.    We believe that regulatory and structural changes in the market have reduced the amount of capital available to U.S. middle-market companies. In particular, we believe there are currently fewer providers of capital to middle market companies. We believe that many commercial and investment banks have, in recent years, de-emphasized their service and product offerings to middle-market businesses in favor of lending to large corporate clients and managing capital markets transactions. In addition, these lenders may be constrained in their ability to underwrite and hold bank loans and high yield securities for middle-market issuers as they seek to meet existing and future regulatory capital requirements. We also believe that there is a lack of market participants that are willing to hold meaningful amounts of certain middle-market loans. As a result, we believe our ability to minimize syndication risk for a company seeking financing by being able to hold its loans without having to syndicate them, coupled with reduced capacity of traditional lenders to serve the middle-market, present an attractive opportunity to invest in middle-market companies.

        Capital Markets Have Been Unable to Fill the Void in U.S. Middle Market Finance Left by Banks.    While underwritten bond and syndicated loan markets have been robust in recent years, middle market companies are less able to access these markets for reasons including the following:

        High Yield Market—Middle market companies generally are not issuing debt in an amount large enough to be an attractively sized bond. High yield bonds are generally purchased by institutional investors who, among other things, are focused on the liquidity characteristics of the bond being issued. For example, mutual funds and exchange traded funds ("ETFs") are significant buyers of underwritten bonds. However, mutual funds and ETFs generally require the ability to liquidate their investments quickly in order to fund investor redemptions and/or comply with regulatory requirements. Accordingly, the existence of an active secondary market for bonds is an important consideration in these entities' initial investment decision. Because there is typically little or no active secondary market for the debt of U.S. middle market companies, mutual funds and ETFs generally do not provide debt capital to U.S.

middle market companies. We believe this is likely to be a persistent problem and creates an advantage for those like us who have a more stable capital base and have the ability to invest in illiquid assets.

        Syndicated Loan Market—While the syndicated loan market is modestly more accommodating to middle market issuers, as with bonds, loan issue size and liquidity are key drivers of institutional appetite and, correspondingly, underwriters' willingness to underwrite the loans. Loans arranged through a bank are done either on a "best efforts" basis or are underwritten with terms plus provisions that permit the underwriters to change certain terms, including pricing, structure, yield and tenor, otherwise known as "flex", to successfully syndicate the loan, in the event the terms initially marketed are insufficiently attractive to investors. Furthermore, banks are generally reluctant to underwrite middle market loans because the arrangement fees they may earn on the placement of the debt generally are not sufficient to meet the banks' return hurdles. Loans provided by companies such as ours provide certainty to issuers in that we can commit to a given amount of debt on specific terms, at stated coupons and with agreed upon fees. As we are the ultimate holder of the loans, we do not require market "flex" or other arrangements that banks may require when acting on an agency basis.

        Robust Demand for Debt Capital.    We believe U.S. middle market companies will continue to require access to debt capital to refinance existing debt, support growth and finance acquisitions. In addition, we believe the large amount of uninvested capital held by funds of private equity firms, estimated by Preqin Ltd., an alternative assets industry data and research company, to be $1.26 trillion as of March 2019, will continue to drive deal activity. We expect that private equity sponsors will continue to pursue acquisitions and leverage their equity investments with secured loans provided by companies such as us.

        The Middle Market is a Large Addressable Market.    According to GE Capital's National Center for the Middle Market 2nd quarter 2019 Middle Market Indicator, there are approximately 200,000 U.S. middle market companies, which have approximately 47.9 million aggregate employees. Moreover, the U.S. middle market accounts for one-third of private sector gross domestic product ("GDP"). GE defines U.S. middle market companies as those between $10 million and $1 billion in annual revenue, which we believe has significant overlap with our definition of U.S. middle market companies.

        Attractive Investment Dynamics.    An imbalance between the supply of, and demand for, middle market debt capital creates attractive pricing dynamics. We believe the directly negotiated nature of middle market financings also generally provides more favorable terms to the lender, including stronger covenant and reporting packages, better call protection, and lender-protective change of control provisions. Additionally, we believe BDC managers' expertise in credit selection and ability to manage through credit cycles has generally resulted in BDCs experiencing lower loss rates than U.S. commercial banks through credit cycles. Further, we believe that historical middle market default rates have been lower, and recovery rates have been higher, as compared to the larger market capitalization, broadly distributed market, leading to lower cumulative losses.

        Conservative Capital Structures.    Following the credit crisis, which we define broadly as occurring between mid-2007 and mid-2009, lenders have generally required borrowers to maintain more equity as a percentage of their total capitalization, specifically to protect lenders during economic downturns. With more conservative capital structures, U.S. middle market companies have exhibited higher levels of cash flows available to service their debt. In addition, U.S. middle market companies often are characterized by simpler capital structures than larger borrowers, which facilitates a streamlined underwriting process and, when necessary, restructuring process.

        Attractive Opportunities in Investments in Loans.    We invest in senior secured or unsecured loans, subordinated loans or mezzanine loans and, to a lesser extent, equity-related securities. We believe that opportunities in senior secured loans are significant because of the floating rate structure of most senior secured debt issuances and because of the strong defensive characteristics of these types of investments. Given the current low interest rate environment, we believe that debt issues with floating interest rates offer a superior return profile as compared with fixed-rate investments, since floating rate structures are generally less susceptible to declines in value experienced by fixed-rate securities in a rising interest rate environment. Senior secured debt also provides strong defensive characteristics. Senior secured debt has priority in payment among an issuer's security holders whereby holders are due to receive payment before junior creditors and equity holders. Further, these investments are secured by the issuer's assets, which may provide protection in the event of a default.

Potential Competitive Advantages

        We believe that the Adviser's disciplined approach to origination, fundamental credit analysis, portfolio construction and risk management should allow us to achieve attractive risk-adjusted returns while preserving our capital. We believe that we represent an attractive investment opportunity for the following reasons:

        Experienced Team with Expertise Across all Levels of the Corporate Capital Structure.    The members of the Investment Committee have over 25 years of experience in private lending and investing at all levels of a company's capital structure, particularly in high yield securities, leveraged loans, high yield credit derivatives and distressed securities, as well as experience in operations, corporate finance and mergers and acquisitions. The members of the Investment Committee have diverse backgrounds with investing experience through multiple business and credit cycles. Moreover, certain members of the Investment Committee and other executives and employees of the Adviser and its affiliates have operating and/or investing experience on behalf of business development companies. We believe this experience provides the Adviser with an in-depth understanding of the strategic, financial and operational challenges and opportunities of middle market companies and will afford it numerous tools to manage risk while preserving the opportunity for attractive risk-adjusted returns on our investments.

        Distinctive Origination Platform.    To date, a substantial majority of our investments have been sourced directly. We believe that our origination platform provides us the ability to originate investments without the assistance of investment banks or other traditional Wall Street intermediaries. The Investment Team includes over 50 investment professionals and is responsible for originating, underwriting, executing and managing the assets of our direct lending transactions and for sourcing and executing opportunities directly. The Investment Team has significant experience as transaction originators and building and maintaining strong relationships with private equity sponsors and companies.

        The Investment Team also maintains direct contact with banks, corporate advisory firms, industry consultants, attorneys, investment banks, "club" investors and other potential sources of lending opportunities. We believe the Adviser's ability to source through multiple channels allows us to generate investment opportunities that have more attractive risk-adjusted return characteristics than by relying solely on origination flow from investment banks or other intermediaries and to be more selective investors.

        Since its inception through June 30, 2019, the Adviser and its affiliates have reviewed over 3,500 opportunities and sourced potential investment opportunities from over 390 private equity sponsors and venture capital firms. We believe that the Adviser receives "early looks" and "last looks" based on its relationships, allowing it to be highly selective in the transactions it pursues.

        Potential Long-Term Investment Horizon.    We believe our potential long-term investment horizon gives us flexibility, allowing us to maximize returns on our investments. We invest using a long-term focus, which we believe provides us with the opportunity to increase total returns on invested capital, as compared to other private company investment vehicles or investment vehicles with daily liquidity requirements (e.g., open-ended mutual funds and ETFs).

        Defensive, Income-Orientated Investment Philosophy.    The Adviser employs a defensive investment approach focused on long-term credit performance and principal protection. This investment approach involves a multi-stage selection process for each investment opportunity as well as ongoing monitoring of each investment made, with particular emphasis on early detection of credit deterioration. This strategy is designed to minimize potential losses and achieve attractive risk adjusted returns.

        Active Portfolio Monitoring.    The Adviser closely monitors the investments in our portfolio and takes a proactive approach to identifying and addressing sector- or company-specific risks. The Adviser receives and reviews detailed financial information from portfolio companies no less than quarterly and seeks to maintain regular dialogue with portfolio company management teams regarding current and forecasted performance. We anticipate that many of our investments will have financial covenants that we believe will provide an early warning of potential problems facing our borrowers, allowing lenders, including us, to identify and carefully manage risk. Further, we anticipate that many of our equity investments will provide us the opportunity to nominate a member or observer to the board of directors of the portfolio company, which we believe will allow us to closely monitor the performance of our portfolio companies.

Structure of Investments

        Our investment objective is to generate current income and, to a lesser extent, capital appreciation by targeting investment opportunities with favorable risk-adjusted returns.

        We expect that generally our portfolio composition will be majority debt or income producing securities, which may include "covenant-lite" loans (as defined below), with a lesser allocation to equity or equity-linked opportunities. In addition, we may invest a portion of our portfolio in opportunistic investments, which will not be our primary focus, but will be intended to enhance returns to our shareholders. These investments may include high-yield bonds and broadly-syndicated loans. Our portfolio composition may fluctuate from time to time based on market conditions and interest rates.

        Covenants are contractual restrictions that lenders place on companies to limit the corporate actions a company may pursue. Generally, the loans in which we expect to invest will have financial maintenance covenants, which are used to proactively address materially adverse changes in a portfolio company's financial performance. However, to a lesser extent, we may invest in "covenant-lite" loans. We use the term "covenant-lite" to refer generally to loans that do not have a complete set of financial maintenance covenants. Generally, "covenant-lite" loans provide borrower companies more freedom to negatively impact lenders because their covenants are incurrence-based, which means they are only tested and can only be breached following an affirmative action of the borrower, rather than by a deterioration in the borrower's financial condition. Accordingly, to the extent we invest in "covenant-lite" loans, we may have fewer rights against a borrower and may have a greater risk of loss on such investments as compared to investments in or exposure to loans with financial maintenance covenants.

        Debt Investments.    The terms of our debt investments are tailored to the facts and circumstances of each transaction. The Adviser negotiates the structure of each investment to protect our rights and manage our risk. We intend to invest in the following types of debt:

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  First-lien debt.  First-lien debt typically is senior on a lien basis to other liabilities in the issuer's capital structure and has the benefit of a first-priority security interest in assets of the issuer. The security interest ranks above the security interest of any second-lien lenders in those assets. Our first-lien debt may include stand-alone first-lien loans, "unitranche" loans (including "last-out" portions of such loans) and secured corporate bonds with similar features to these categories of first-lien loans.

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    Stand-alone first lien loans.    Stand-alone first-lien loans are traditional first-lien loans. All lenders in the facility have equal rights to the collateral that is subject to the first-priority security interest.

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    Unitranche loans.    Unitranche loans (including "last out" portions of such loans), combine features of first-lien, second-lien and mezzanine debt, generally in a first-lien position. In many cases, we may provide the issuer most, if not all, of the capital structure above their equity. The primary advantages to the issuer are the ability to negotiate the entire debt financing with one lender and the elimination of intercreditor issues. "Last out" first-lien loans have a secondary priority behind super-senior "first out" first-lien loans in the collateral securing the loans in certain circumstances. The arrangements for a "last out" first-lien loan are set forth in an "agreement among lenders," which provides lenders with "first out" and "last out" payment streams based on a single lien on the collateral. Since the "first out" lenders generally have priority over the "last out" lenders for receiving payment under certain specified events of default, or upon the occurrence of other triggering events under intercreditor agreements or agreements among lenders, the "last out" lenders bear a greater risk and, in exchange, receive a higher effective interest rate, through arrangements among the lenders, than the "first out" lenders or lenders in stand-alone first-lien loans. Agreements among lenders also typically provide greater voting rights to the "last out" lenders than the intercreditor agreements to which second-lien lenders often are subject. Among the types of first-lien debt in which we may invest, "last out" first-lien loans generally have higher effective interest rates than other types of first-lien loans, since "last out" first-lien loans rank below standalone first lien loans.

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  Second-lien debt.  Our second-lien debt may include secured loans, and, to a lesser extent, secured corporate bonds, with a secondary priority behind first-lien debt. Second-lien debt typically is senior on a lien basis to unsecured liabilities in the issuer's capital structure and has the benefit of a security interest over assets of the issuer, though ranking junior to first-lien debt secured by those assets. First-lien lenders and second-lien lenders typically have separate liens on the collateral, and an intercreditor agreement provides the first-lien lenders with priority over the second-lien lenders' liens on the collateral.

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  Mezzanine debt.  Structurally, mezzanine debt usually ranks subordinate in priority of payment to first-lien and second-lien debt, is often unsecured, and may not have the benefit of financial covenants common in first-lien and second-lien debt. However, mezzanine debt ranks senior to common and preferred equity in an issuer's capital structure. Mezzanine debt investments generally offer lenders fixed returns in the form of interest payments and may provide lenders an opportunity to participate in the capital appreciation, if any, of an issuer through an equity interest. This equity interest typically takes the form of an equity co-investment or warrants. Due to its higher risk profile and often less restrictive covenants compared to senior secured loans, mezzanine debt generally bears a higher stated interest rate than first-lien and second-lien debt.

        Our debt investments are typically structured with the maximum seniority and collateral that we can reasonably obtain while seeking to achieve our total return target. The Adviser seeks to limit the downside potential of our investments by:

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  requiring a total return on our investments (including both interest and potential equity appreciation) that compensates us for credit risk;

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  negotiating covenants in connection with our investments consistent with preservation of our capital. Such restrictions may include affirmative covenants (including reporting requirements), negative covenants (including financial covenants), lien protection, change of control provisions and board rights, including either observation rights or rights to a seat on the board under some circumstances; and

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  including debt amortization requirements, where appropriate, to require the timely repayment of principal of the loan, as well as appropriate maturity dates.

        Within our portfolio, the Adviser aims to maintain the appropriate proportion among the various types of first-lien loans, as well as second-lien debt and mezzanine debt, to allow us to achieve our target returns while maintaining our targeted amount of credit risk.

        Equity Investments.    Our investment in a portfolio company may include equity or an equity-linked interest, such as a warrant or profit participation right. In certain instances, we will make direct equity investments, although those situations are generally limited to those cases where we are also making an investment in a more senior part of the capital structure of the issuer. We anticipate that generally any equity or equity-linked securities we hold will be minority positions.

Operating and Regulatory Structure

        We are an externally managed closed-end management investment company that has elected to be regulated as a BDC under the 1940 Act. In addition, for tax purposes we have elected to be treated and intend to qualify each year as a RIC under Subchapter M of the Code. See "Certain U.S. Federal Income Tax Considerations". Our investment activities are managed by Owl Rock Capital Advisors and supervised by the Board, a majority of whom are independent of Owl Rock Capital Advisors and its affiliates. As a BDC, we will be required to comply with certain regulatory requirements. See "Regulation".

Use of Leverage

        The amount of leverage we use in any period depends on a variety of factors, including cash available for investing, the cost of financing and general economic and market conditions. Generally, pursuant to the 1940 Act, our total borrowings are limited so that we cannot incur additional borrowings if immediately after such borrowing, the ratio of our total assets (less total liabilities other than indebtedness represented by senior securities) to our total indebtedness represented by senior securities plus preferred stock, if any, is at least 200%; however, legislation enacted in March 2018 has modified the 1940 Act by allowing a BDC to increase the maximum amount of leverage it may incur from an asset coverage ratio of 200% to an asset coverage ratio of 150%, if certain requirements are met. The reduced asset coverage requirement would permit a BDC to double the amount of leverage it could incur. This means that generally, a BDC can borrow up to $1 for every $1 of investor equity or, if certain requirements are met and it reduces its asset coverage ratio, it can borrow up to $2 for every $1 of investor equity. We are permitted to increase our leverage capacity if shareholders representing at least a majority of the votes cast, when quorum is met, approve a proposal to do so. If we receive such shareholder approval, we would be permitted to increase our leverage capacity on the first day after such approval. Alternatively, we may increase the maximum amount of leverage we may incur to an asset coverage ratio of 150% if the "required majority" (as defined in Section 57(o) of the 1940 Act) of the independent members of the Board approve such increase with such approval becoming effective after one year. In either case, we would be required to make certain disclosures on our website and in SEC filings regarding, among other things, the receipt of approval to increase our leverage, our leverage capacity and usage, and risks related to leverage. In addition, before incurring any such additional leverage, we would have to renegotiate or receive a waiver from the contractual leverage limitations under our existing credit facilities and notes. In connection with this offering, neither the Board nor our shareholders are being asked to approve a reduced asset coverage ratio. See "Regulation—Senior Securities; Coverage Ratio".

        In any period, our interest expense will depend largely on the extent of our borrowing and we expect interest expense will increase as we increase our leverage over time subject to the limits of the 1940 Act. In addition, we may dedicate assets to financing facilities.

        We currently have in place the Revolving Credit Facility, the SPV Asset Facility I, the SPV Asset Facility II, the SPV Asset Facility III and the CLO Transaction and in the future may enter into additional credit facilities. In addition, we have issued the 2023 Notes and the 2024 Notes. As of June 30, 2019, we had $1.6 billion of debt outstanding with $1.8 billion available under our existing credit facilities. As of June 30, 2019, our asset coverage ratio was 430%.

        See "Risk Factors—Risks Related to Our Business—To the extent that we borrow money, the potential for gain or loss on amounts invested in us will be magnified and may increase the risk of investing in us. Borrowed money may also adversely affect the return on our assets, reduce cash available to service our debt or for distribution to our shareholders, and result in losses"; "Risk Factors—Risks Related to Business Development Companies—Regulations governing our operation as a business development company and RIC affect our ability to raise capital and the way in which we raise additional capital or borrow for investment purposes, which may have a negative effect on our growth. As a business development company, the necessity of raising additional capital may expose us to risks, including risks associated with leverage"; "The Company—General"; and "Regulation".

Conflicts of Interests

        We have entered into both the Investment Advisory Agreement and the Administration Agreement with the Adviser. Pursuant to the Investment Advisory Agreement, we will pay the Adviser a base management fee and an incentive fee. See "Management and Other Agreements—Compensation of the Adviser" for a description of how the fees payable to the Adviser will be determined. Pursuant to the Administration Agreement, we will reimburse the Adviser for expenses necessary to perform services related to our administration and operations. In addition, the Adviser or its affiliates may engage in certain origination activities and receive attendant arrangement, structuring or similar fees.

        Our executive officers, certain of our directors and certain other finance professionals of Owl Rock Capital Partners also serve as executives of Owl Rock and officers and directors of the Company and certain professionals of Owl Rock Capital Partners and the Adviser are officers of Owl Rock Capital Securities LLC. In addition, our executive officers and directors and the members of the Adviser and members of its investment committee serve as officers, directors or principals of affiliated entities that operate in the same, or a related, line of business as we do (including the Owl Rock Advisers) including serving on their respective investment committees and/or on the investment committees of investment funds, accounts or other investment vehicles managed by our affiliates which may have investment objectives similar to our investment objective. At times, we compete with these other entities managed by the Adviser as well as entities managed by the other Owl Rock Advisers, including Owl Rock Capital Corporation II, Owl Rock Technology Finance Corp., and Owl Rock First Lien Master Fund (the "Owl Rock Clients"), for capital and investment opportunities. As a result, we may not be given the opportunity to participate or participate fully in certain investments made by the Owl Rock Clients. This can create a potential conflict when allocating investment opportunities among us and such other Owl Rock Clients. An investment opportunity that is suitable for multiple clients of the Adviser and its affiliates may not be capable of being shared among some or all of such clients and affiliates due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. However, in order for the Adviser and its affiliates to fulfill their fiduciary duties to each of their clients, the Owl Rock Advisers have put in place an investment allocation policy that seeks to ensure the fair and equitable allocation of investment opportunities over time and addresses the co-investment restrictions set forth under the 1940 Act.

Allocation of Investment Opportunities

        The Owl Rock Advisers intend to allocate investment opportunities in a manner that is fair and equitable over time and is consistent with its allocation policy, so that no client of the Adviser or its affiliates is disadvantaged in relation to any other client of the Adviser or its affiliates, taking into account such factors as the relative amounts of capital available for new investments, cash on hand, existing commitments and reserves, the investment programs and portfolio positions of the participating investment accounts, the clients for which participation is appropriate, targeted leverage level, targeted asset mix and any other factors deemed appropriate.

        The Owl Rock Advisers have put in place an investment allocation policy that seeks to ensure the equitable allocation of investment opportunities and addresses the co-investment restrictions set forth under the 1940 Act. When we engage in co-investments as permitted by the exemptive relief described below, we will do so in a manner consistent with the Owl Rock Advisers' allocation policy. In situations where co-investment with other entities managed by the Adviser or its affiliates is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer, a committee comprised of certain executive officers of the Owl Rock Advisers (including executive officers of the Adviser) along with other officers and employees, will need to decide whether we or such other entity or entities will proceed with the investment. The allocation committee will make these determinations based on the Owl Rock Advisers' allocation policy, which generally requires that such opportunities be offered to eligible accounts in a manner that will be fair and equitable over time.

        The Owl Rock Advisers' allocation policy is designed to manage the potential conflicts of interest between the Adviser's fiduciary obligations to us and its or its affiliates' similar fiduciary obligations to other clients, including Owl Rock Capital Corporation II, Owl Rock Technology Finance Corp. and Owl Rock First Lien Master Fund; however, there can be no assurance that Owl Rock's efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to us. Not all conflicts of interest can be expected to be resolved in our favor.

        The allocation of investment opportunities among us and any of the other investment funds sponsored or accounts managed by the Adviser or its affiliates may not always, and often will not, be proportional. In general, pursuant to the Owl Rock Advisers' allocation policy, the process for making an allocation determination includes an assessment as to whether a particular investment opportunity (including any follow-on investment in, or disposition from, an existing portfolio company held by the Company or another investment fund or account) is suitable for us or another investment fund or account including Owl Rock Capital Corporation II, Owl Rock Technology Finance Corp. and Owl Rock First Lien Master Fund. In making this assessment, Owl Rock may consider a variety of factors, including, without limitation: the investment objectives, guidelines and strategies applicable to the investment fund or account; the nature of the investment, including its risk-return profile and expected holding period; portfolio diversification and concentration concerns; the liquidity needs of the investment fund or account; the ability of the investment fund or account to accommodate structural, timing and other aspects of the investment process; the life cycle of the investment fund or account; legal, tax and regulatory requirements and restrictions, including, as applicable, compliance with the 1940 Act (including requirements and restrictions pertaining to co-investment opportunities discussed below); compliance with existing agreements of the investment fund or account; the available capital of the investment fund or account; diversification requirements for BDCs or RICs; the gross asset value and net asset value of the investment fund or account; the current and targeted leverage levels for the investment fund or account; and portfolio construction considerations. The relevance of each of these criteria will vary from investment opportunity to investment opportunity. In circumstances where the investment objectives of multiple investment funds or accounts regularly overlap, while the specific facts and circumstances of each allocation decision will be determinative, the Owl Rock Advisers may afford prior decisions precedential value.

        Pursuant to the Owl Rock Advisers' allocation policy, if through the foregoing analysis, it is determined that an investment opportunity is appropriate for multiple investment funds or accounts, the Owl Rock Advisers generally will determine the appropriate size of the opportunity for each such investment fund or account. If an investment opportunity falls within the mandate of two or more investment funds or accounts, and there are no restrictions on such funds or accounts investing with each other, then each investment fund or account will receive the amount of the investment that it is seeking, as determined based on the criteria set forth above.

        Certain allocations may be more advantageous to us relative to one or all of the other investment funds, or vice versa. While the Owl Rock Advisers will seek to allocate investment opportunities in a way that it believes in good faith is fair and equitable over time, there can be no assurance that our actual allocation of an investment opportunity, if any, or terms on which the allocation is made, will be as favorable as they would be if the conflicts of interest to which the Adviser may be subject did not exist.

Exemptive Relief

        We, the Adviser and certain of our affiliates have been granted exemptive relief by the SEC to co-invest with other funds managed by the Adviser or its affiliates in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. Pursuant to such exemptive relief, we generally are permitted to co-invest with certain of our affiliates if a "required majority" (as defined in Section 57(o) of the 1940 Act) of our independent directors make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transaction, including the consideration to be paid, are reasonable and fair to us and our shareholders and do not involve overreaching of us or our shareholders on the part of any person concerned, (2) the transaction is consistent with the interests of our shareholders and is consistent with our investment objective and strategies, and (3) the investment by our affiliates would not disadvantage us, and our participation would not be on a basis different from or less advantageous than that on which our affiliates are investing. The Owl Rock Advisers' investment allocation policy incorporates the conditions of the exemptive relief. As a result of the exemptive relief, there could be significant overlap in our investment portfolio and the investment portfolio of Owl Rock Capital Corporation II, Owl Rock Technology Finance Corp. and/or other funds established by the Adviser or its affiliates that could avail themselves of the exemptive relief. See "Related-Party Transactions and Certain Relationships".

Stock Repurchase Plan

        On July 7, 2019, our Board approved the Company 10b5-1 Plan, to acquire up to $150 million in the aggregate of our common stock at prices below our net asset value per share over a specified period, in accordance with the guidelines specified in Rule 10b-18 and Rule 10b5-1 of the Exchange Act. We put the Company 10b5-1 Plan in place because we believe that, in the current market conditions, if our common stock is trading below our then-current net asset value per share, it is in the best interest of our shareholders for us to reinvest in our portfolio.

        The Company 10b5-1 Plan is intended to allow us to repurchase our common stock at times when we otherwise might be prevented from doing so under insider trading laws. The Company 10b5-1 Plan requires Goldman Sachs & Co. LLC, as our agent, to repurchase shares of common stock on our behalf when the market price per share is below the most recently reported net asset value per share (including any updates, corrections or adjustments publicly announced by us to any previously announced net asset value per share). Under the Company 10b5-1 Plan, the agent will increase the volume of purchases made as the price of our common stock declines, subject to volume restrictions. The timing and amount of any stock repurchases will depend on the terms and conditions of the Company 10b5-1 Plan, the market price of our common stock and trading volumes, and no assurance can be given that any particular amount of common stock will be repurchased.

        The purchase of shares pursuant to the Company 10b5-1 Plan is intended to satisfy the conditions of Rule 10b5-1 and Rule 10b-18 under the Exchange Act, and will otherwise be subject to applicable law, including Regulation M, which may prohibit purchases under certain circumstances. See "The Company—Stock Repurchase Plan."

        The Company 10b5-1 Plan will commence on August 19, 2019 and terminate upon the earliest to occur of (i) 18-months (tolled for periods during which the Company 10b5-1 Plan is suspended), (ii) the end of the trading day on which the aggregate purchase price for all shares purchased under the Company 10b5-1 Plan equals $150 million and (iii) the occurrence of certain other events described in the Company 10b5-1 Plan.

Corporate Information

        Our principal executive offices are located at 399 Park Avenue, 38th floor, New York, NY 10022 and our telephone number is (212) 419-3000. Our corporate website is located at www.owlrockcapitalcorporation.com. Information on our website is not incorporated into or a part of this prospectus.

Implications of Being an Emerging Growth Company

        We are an emerging growth company as defined in the JOBS Act and we are eligible to take advantage of certain specified reduced disclosure and other requirements that are otherwise generally applicable to public companies that are not "emerging growth companies" including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act"). We expect to remain an emerging growth company for up to five years following our initial public offering of common equity securities ("IPO") or until the earliest of (i) the last day of the first fiscal year in which our annual gross revenues exceed $1.07 billion, (ii) December 31 of the fiscal year that we become a "large accelerated filer" as defined in Rule 12b-2 under the Securities and Exchange Act of 1934, as amended (the "1934 Act"), which would occur if the market value of our common stock that is held by non-affiliates exceeds $700.0 million as of the last business day of our most recently completed second fiscal quarter and we have been publicly reporting for at least 12 months or (iii) the date on which we have issued more than $1.0 billion in non-convertible debt securities during the preceding three-year period. In addition, we will take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act for complying with new or revised accounting standards.

Recent Developments

Initial Public Offering

        On July 22, 2019 we closed our IPO, issuing 10,000,000 shares of our common stock, par value $0.01 per share at a public offering price of $15.30 per share. Net of underwriting fees and offering costs, we received total cash proceeds of $141.3 million. Our common stock began trading on the New York Stock Exchange ("NYSE") under the symbol "ORCC" on July 18, 2019. On August 2, 2019, a total of 1,500,000 shares of our common stock were issued pursuant to the exercise of the underwriters' over-allotment option. Net of underwriting fees and offering costs, the Company received additional total cash proceeds of $21.57 million.

SPV Asset Facility IV

        On August 2, 2019, ORCC Financing IV LLC ("ORCC Financing IV"), a Delaware limited liability company and our newly formed subsidiary, entered into a Credit Agreement (the "SPV Asset Facility IV"), with ORCC Financing IV, as borrower, Société Générale, as initial Lender and as Administrative Agent, State Street Bank and Trust Company, as Collateral Agent, Collateral Administrator and Custodian, and Cortland Capital Market Services LLC as Document Custodian and the lenders from time to time party thereto pursuant to Assignment and Assumption Agreements.

        From time to time, we expect to sell and contribute certain investments to ORCC Financing IV pursuant to a Sale and Contribution Agreement by and between us and ORCC Financing IV. No gain or loss will be recognized as a result of the contribution. Proceeds from SPV Asset Facility IV will be used to finance the origination and acquisition of eligible assets by ORCC Financing IV, including the purchase of such assets from us. We retain a residual interest in assets contributed to or acquired by ORCC Financing IV through our ownership of ORCC Financing IV. The maximum principal amount of SPV Asset Facility IV is $250 million; the availability of this amount is subject to an overcollateralization ratio test, which is based on the value of ORCC Financing IV's assets from time to time, and satisfaction of certain conditions, including an interest coverage ratio test, certain concentration limits and collateral quality tests.

        SPV Asset Facility IV provides for the ability to (1) draw term loans and (2) draw and redraw revolving loans under SPV Asset Facility IV for a period of up to two years after August 2, 2019 unless the revolving commitments are terminated or converted to term loans sooner as provided in SPV Asset Facility IV (the "SPV Asset Facility IV Commitment Termination Date"). Unless otherwise terminated, SPV Asset Facility IV will mature on August 1, 2029 (the "SPV Asset Facility IV Stated Maturity"). Prior to the SPV Asset Facility IV Stated Maturity, proceeds received by ORCC Financing IV from principal and interest, dividends, or fees on assets must be used to pay fees, expenses and interest on outstanding borrowings, and the excess may be returned to us, subject to certain conditions. On the SPV Asset Facility IV Stated Maturity, ORCC Financing IV must pay in full all outstanding fees and expenses and all principal and interest on outstanding borrowings, and the excess may be returned to us.

        Amounts drawn bear interest at LIBOR (or, in the case of certain lenders that are commercial paper conduits, the lower of their cost of funds and LIBOR plus 0.25%) plus a spread ranging from 2.15% to 2.50%. From August 2, 2019 to the SPV Asset Facility IV Commitment Termination Date, there is a commitment fee ranging from 0.50% to 1.00% per annum on the undrawn amount, if any, of the revolving commitments in the SPV Asset Facility IV. The SPV Asset Facility IV contains customary covenants, including certain financial maintenance covenants, limitations on the activities of ORCC Financing IV, including limitations on incurrence of incremental indebtedness, and customary events of default. The SPV Asset Facility IV is secured by a perfected first priority security interest in the assets of ORCC Financing IV and on any payments received by ORCC Financing IV in respect of those assets. Assets pledged to the Lenders will not be available to pay our debts.

        Borrowings of ORCC Financing IV are considered our borrowings for purposes of complying with the asset coverage requirements under the 1940 Act.

Risk Factors

        An investment in our securities involves a high degree of risk and may be considered speculative. You should carefully consider the information found in "Risk Factors" before deciding to invest in our securities. Risks involved in an investment in us include:

  •
  we have a limited operating history;

  •
  price declines in the corporate leveraged loan market may adversely affect the fair value of our portfolio, reducing our net asset value through increased net unrealized depreciation and the incurrence of realized losses;

  •
  economic recessions or downturns could impair our portfolio companies and harm our operating results;

  •
  our ability to achieve our investment objective depends on our Adviser's ability to manage and support our investment process. If our Adviser were to lose a significant number of its key professionals, or terminate the Advisory Agreement, our ability to achieve our investment objective could be significantly harmed;

  •
  regulations governing our operation as a BDC and RIC affect our ability to raise capital and the way in which we raise additional capital or borrow for investment purposes, which may have a negative effect on our growth;

  •
  recent legislation may allow us to incur additional leverage;

  •
  to the extent that we borrow money, the potential for gain or loss on amounts invested in us will be magnified and may increase the risk of investing in us;

  •
  we may face increasing competition for investment opportunities, which could delay further deployment of our capital, reduce returns and result in losses;

  •
  because our business model depends to a significant extent upon the Adviser's relationships with corporations, financial institutions and investment firms, the inability of our Adviser to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business;

  •
  we may be obligated to pay our Adviser incentive fees even if we incur a net loss due to a decline in the value of our portfolio and even if our earned interest income is not payable in cash;

  •
  we will be subject to corporate-level U.S. federal income tax if we are unable to maintain our tax treatment as a RIC under Subchapter M of the Code or if we make investments through taxable subsidiaries;

  •
  we may compete for capital and investment opportunities with other entities managed by our Adviser or its affiliates, subjecting our Adviser to certain conflicts of interest;

  •
  the Adviser and its affiliates, including our officers and some of our directors, may face conflicts of interest caused by compensation arrangements with us and our affiliates which could result in increased risk taken by us;

  •
  our Board may change our operating policies and strategies without prior notice or shareholder approval, the effects of which may be adverse to our shareholders;

  •
  changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy;

  •
  our investment portfolio is recorded at fair value as determined in good faith in accordance with procedures established by our Board and, as a result, there is and will be uncertainty as to the value of our portfolio investments;

  •
  the lack of liquidity in our investments may adversely affect our business;

  •
  we generally will not control the business operations of our portfolio companies and, due to the illiquid nature of our holdings in our portfolio companies, we may not be able to dispose of our interest in our portfolio companies;

  •
  we will be exposed to risks associated with changes in interest rates;

  •
  defaults by our portfolio companies could jeopardize a portfolio company's ability to meet its obligations under the debt or equity investment that we hold which could harm our operating results;

  •
  subordinated liens on collateral securing debt investments that we may make to portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us;

  •
  our ability to enter into transactions with our affiliates will be restricted;

  •
  international investments create additional risks;

  •
  the amount of any distributions we may make on our common stock is uncertain. We may not be able to pay you distributions, or be able to sustain distributions at any particular level, and our distributions per share, if any, may not grow over time, and our distributions per share may be reduced; and

  •
  the market price of our common stock may fluctuate significantly.

THE OFFERING SUMMARY

        We may offer, from time to time, in one or more offerings or series, up to $3 billion of our common stock, preferred stock, debt securities, subscription rights to purchase shares of our common stock or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, on terms to be determined at the time of the offering. We will offer our securities at prices and on terms to be set forth in one or more supplements to this prospectus. The offering price per share of our common stock, less any underwriting commissions or discounts, generally will not be less than the net asset value per share of our common stock at the time of such an offering. However, we may issue shares of our common stock pursuant to this prospectus at a price per share that is less than our net asset value per share (a) in connection with a rights offering to our existing shareholders, (b) with the prior approval of the majority of our outstanding voting securities or (c) under such other circumstances as the SEC may permit. Any such issuance of shares of our common stock below net asset value may be dilutive to the net asset value of our common stock. See "Risk Factors—Risks Related to Offerings Pursuant to this Prospectus."

        We may offer our securities directly to one or more purchasers, including existing shareholders in a rights offering by us, through agents that we designate from time to time or to or through underwriters or dealers. The prospectus supplement relating to each offering will identify any agents or underwriters involved in the sale of our securities, and will set forth any applicable purchase price, fee, commission or discount arrangement between us and the agents or underwriters or among the underwriters or the basis upon which such amount may be calculated. See "Plan of Distribution." We may not sell any of the securities pursuant to the registration statement of which this prospectus is a part through agents, underwriters or dealers without delivery of this prospectus and a prospectus supplement describing the method and terms of the offering of our securities.

        Set forth below is additional information regarding offerings of our securities:

Use of Proceeds	Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds from the sale of our securities for general corporate purposes, which may include, among other things, investing in accordance with our investment objective and repaying indebtedness (which will be subject to reborrowing).
Each supplement to this prospectus relating to an offering will more fully identify the use of the proceeds from such offering.
See "Use of Proceeds."
Symbol on the New York Stock Exchange	"ORCC"
Distributions	We intend to pay quarterly distributions to our shareholders out of assets legally available for distribution.

The specific tax characteristics of our distributions will be reported to shareholders after the end of the calendar year. Future quarterly dividends, if any, will be determined by our Board. See "Distributions."

To maintain our tax treatment as a RIC, we must make certain distributions. See "Certain U.S. Federal Income Tax Considerations—Taxation as a Regulated Investment Company."

Taxation

We have elected to be treated as a RIC for U.S. federal income tax purposes, and we intend to operate in a manner so as to continue to qualify for the tax treatment applicable to RICs. Our tax treatment as a RIC will enable us to deduct from our taxable income qualifying distributions to our shareholders, so that we will be subject to corporate-level U.S. federal income taxation only in respect of earnings that we retain and do not distribute.

To maintain our status as a RIC and to avoid being subject to corporate-level U.S. federal income taxation on our earnings, we must, among other things:
• maintain our election under the 1940 Act to be treated as a BDC;

•

derive in each taxable year at least 90% of our gross income from dividends, interest, gains from the sale or other disposition of stock or securities and other specified categories of investment income; and

• maintain diversified holdings.

In addition, to receive tax treatment as a RIC, we must distribute (or be treated as distributing) in each taxable year dividends for tax purposes equal to at least 90% of our investment company taxable income and net tax-exempt income for that taxable year.

As a RIC, we generally will not be subject to corporate-level U.S. federal income tax on our investment company taxable income and net capital gains that we distribute to shareholders. If we fail to distribute our investment company taxable income or net capital gains on a timely basis, we will be subject to a nondeductible 4% U.S. federal excise tax. We may choose to carry forward investment company taxable income in excess of current year distributions into the next tax year and pay a 4% excise tax on such income. Any carryover of investment company taxable income or net capital gains must be timely declared and distributed as a dividend in the taxable year following the taxable year in which the income or gains were earned. See "Distributions" and "Certain U.S. Federal Income Tax Considerations."

Leverage

As a BDC, we are permitted under the 1940 Act to borrow funds or issue "senior securities" to finance a portion of our investments. As a result, we are exposed to the risks of leverage, which may be considered a speculative investment technique.

Leverage increases the potential for gain and loss on amounts invested and, as a result, increases the risks associated with investing in our securities. With certain limited exceptions, we may issue "senior securities," including borrowing money from banks or other financial institutions only in amounts such that the ratio of our total assets (less total liabilities other than indebtedness represented by senior securities) to our total indebtedness represented by senior securities plus preferred stock, if any, is at least 200% (or 150% if certain conditions are met) after such incurrence or issuance. This means that generally, we can borrow up to $1 for every $1 of investor equity (or, if certain conditions are met, we can borrow up to $2 for every $1 of investor equity). The costs associated with our borrowings, including any increase in the management fee payable to the Adviser, are borne by our shareholders. In connection with this offering, neither the Board nor our shareholders are being asked to approve a reduced asset coverage ratio. See "Regulation."

As of June 30, 2019, our asset coverage was 430%.
Dividend reinvestment plan

We have adopted an "opt out" dividend reinvestment plan for our shareholders. As a result, if we declare a cash dividend or other distribution, each shareholder that has not "opted out" of our dividend reinvestment plan will have their dividends or distributions automatically reinvested in additional shares of our common stock rather than receiving cash distributions. There will be no up-front selling commissions or dealer manager fees to you if you elect to participate in the dividend reinvestment plan. We will pay the plan administrator fees under the plan.

Shareholders who receive dividends and other distributions in the form of shares of common stock generally are subject to the same U.S. federal tax consequences as shareholders who elect to receive their distributions in cash; however, since their cash dividends will be reinvested, those shareholders will not receive cash with which to pay any applicable taxes on reinvested dividends. See "Dividend Reinvestment Plan."

Investment Advisory Fees

We pay the Adviser a fee for its services under the Investment Advisory Agreement consisting of two components: a Management Fee and an Incentive Fee. The cost of both the Management Fee and the Incentive Fee will ultimately be borne by our shareholders.

The Management Fee is payable quarterly in arrears. The Management Fee is payable at an annual rate of 1.5% of our average gross assets excluding cash and cash equivalents but including assets purchased with borrowed amounts, at the end of the two most recently completed calendar quarters payable quarterly in arrears. The Management Fee for any partial month or quarter, as the case may be, will be appropriately prorated and adjusted for any share issuances or repurchases during the relevant calendar months or quarters, as the case may be. For purposes of the Investment Advisory Agreement, gross assets means our total assets determined on a consolidated basis in accordance with generally accepted accounting principles in the United States, excluding cash and cash equivalents, but including assets purchased with borrowed amounts.

The Incentive Fee consists of two components that are independent of each other, with the result that one component may be payable even if the other is not. A portion of the Incentive Fee is based on our income and a portion is based on our capital gains, each as described below. The portion of the Incentive Fee based on income is determined and paid quarterly in arrears commencing with the first calendar quarter following the Listing Date, and equals 100% of the pre-Incentive Fee net investment income in excess of a 1.5% quarterly "hurdle rate," until the Adviser has received 17.5% of the total pre-Incentive Fee net investment income for that calendar quarter and, for pre-Incentive Fee net investment income in excess of 1.82% quarterly, 17.5% of all remaining pre-Incentive Fee net investment income for that calendar quarter. The 100% "catch-up" provision for pre-Incentive Fee net investment income in excess of the 1.5% "hurdle rate" is intended to provide the Adviser with an incentive fee of 17.5% on all pre-Incentive Fee net investment income when that amount equals 1.82% in a calendar quarter (7.27% annualized), which is the rate at which catch-up is achieved. Once the "hurdle rate" is reached and catch-up is achieved, 17.5% of any pre-Incentive Fee net investment income in excess of 1.82% in any calendar quarter is payable to the Adviser.

The second component of the incentive fee, the capital gains incentive fee, payable at the end of each calendar year in arrears, equals 17.5% of cumulative realized capital gains from the Listing Date to the end of each calendar year, less cumulative realized capital losses and unrealized capital depreciation from the Listing Date to the end of each calendar year, less the aggregate amount of any previously paid capital gains incentive fee for prior periods. In no event will the capital gains incentive fee payable pursuant to the Investment Advisory Agreement be in excess of the amount permitted by the Advisers Act, including Section 205 thereof.

In addition, the Adviser agreed at all times prior to the fifteen-month anniversary of the Listing Date, to waive (i) any portion of the Management Fee that is in excess of 0.75% of the Company's gross assets, excluding cash and cash-equivalents but including assets purchased with borrowed amounts at the end of the two most recently completed calendar quarters, calculated in accordance with the Investment Advisory Agreement, and (ii) the entire Incentive Fee (including, for the avoidance of doubt, both the portion of the Incentive Fee based on our income and the Capital Gains Incentive Fee).

See "Management and Other Agreements—Investment Advisory Agreement."
Administration Agreement	We reimburse the Adviser under the Administration Agreement, for certain administrative services to us.

These services include providing office space, equipment and office services, maintaining financial records, preparing reports to shareholders and reports filed with the SEC, and managing the payment of expenses and the performance of administrative and professional services rendered by others. The Company will reimburse the Adviser for services performed for it pursuant to the terms of the Administration Agreement. In addition, pursuant to the terms of the Administration Agreement, the Adviser may delegate its obligations under the Administration Agreement to an affiliate or to a third party and the Company will reimburse the Adviser for any services performed for it by such affiliate or third party. See "Management and Other Agreements—Administration Agreement."

License Arrangements

We have entered into a license agreement (the "License Agreement") with an affiliate of Owl Rock Capital Partners, pursuant to which we were granted a non-exclusive license to use the name "Owl Rock." Under the License Agreement, we have a right to use the Owl Rock name for so long as Owl Rock Capital Partners or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we have no legal right to the "Owl Rock" name or logo. See "Management and Other Agreements—License Agreement."

Trading at a Discount

Shares of closed-end investment companies, including BDCs frequently trade at a discount to their net asset value. We are not generally able to issue and sell our common stock at a price below our net asset value per share unless we have shareholder approval. The risk that our shares may trade at a discount to our net asset value is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our shares will trade above, at or below net asset value. See "Risk Factors."

Custodian, Transfer and Dividend Paying Agent and Registrar	State Street serves as our custodian and will serve as our transfer and dividend paying agent and registrar. See "Custodian, Transfer and Dividend Paying Agent and Registrar."
Available Information

We have filed with the SEC a registration statement on Form N-2, of which this prospectus is a part, under the Securities Act. This registration statement contains additional information about us and the securities being offered by this prospectus. We are also required to file periodic reports, current reports, proxy statements and other information with the SEC. This information is available on the SEC's website at http://www.sec.gov.

We maintain a website at www.owlrockcapitalcorporation.com and make all of our periodic and current reports, proxy statements and other information available, free of charge, on or through our website. Information on our website is not incorporated into or part of this prospectus. You may also obtain such information free of charge by contacting us in writing at 399 Park Avenue, 38th floor, New York, New York 10022, Attention: Investor Relations, or by emailing us at ORCCIR@owlrock.com.

Incorporation of Certain Information by Reference

This prospectus is part of a registration statement that we have filed with the SEC. In accordance with the Small Business Credit Availability Act (the "SBCAA"), we are allowed to "incorporate by reference" the information that we file with the SEC, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to comprise a part of this prospectus from the date we file any such document. Any reports filed by us with the SEC subsequent to the date of this prospectus and before the date that any offering of any securities by means of this prospectus and any supplement thereto is terminated will automatically update and, where applicable, supersede any information contained in this prospectus or incorporated by reference in this prospectus. See "Incorporation of Certain Information by Reference."

 FEES AND EXPENSES

        The following table is intended to assist you in understanding the costs and expenses that you will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. The expenses shown in the table under "Annual expenses" are based on estimated amounts for our current fiscal year. The following table should not be considered a representation of our future expenses. Actual expenses may be greater or less than shown. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by "us" or "the Company" or that "we" will pay fees or expenses, you will indirectly bear these fees or expenses as an investor in the Company.

Shareholder transaction expenses:
Sales load (as a percentage of offering price)		%(1)
Offering expenses (as a percentage of offering price)		%(2)
Dividend reinvestment plan expenses		%(3)

Total shareholder transaction expenses (as a percentage of offering price)		%

Annual expenses (as a percentage of net assets attributable to common stock):
Management Fee payable under the Investment Advisory Agreement	2.6	%(4)(6)
Incentive Fee payable under the Investment Advisory Agreement	1.8	%(5)(6)
Interest payments on borrowed funds	3.9	%(7)
Other expenses	0.3	%(8)(9)
Acquired Fund Fees and Expenses	0.2	%(10)

Total annual expenses	8.8	%(9)

Management Fee waiver	(1.3	)%(4)(6)
Incentive Fee waiver	(1.8	)%(5)(6)

Total net annual expenses	5.7	%(9)(11)

(1)
In the event that the securities to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load (underwriting discount or commission).

(2)
The related prospectus supplement will disclose the estimated amount of offering expenses, the offering price and the estimated amount of offering expenses borne by the Company as a percentage of the offering price.

(3)
The expenses of the dividend reinvestment plan are included in "other expenses" in the table above. For additional information, see "Dividend Reinvestment Plan."

(4)
The Management Fee is 1.50% of our average gross assets (excluding cash and cash equivalents but including assets purchased with borrowed amounts). We may from time to time decide it is appropriate to change the terms of the agreement. Under the 1940 Act, any material change to our Investment Advisory Agreement must be submitted to shareholders for approval. See "Management and Other Agreements—Investment Advisory Agreement; Administration Agreement; License Agreement."

The Management Fee reflected in the table is calculated by determining the ratio that the Management Fee bears to our net assets attributable to common stock (rather than our gross assets).

(5)
The Incentive Fee consists of two components that are independent of each other, with the result that one component may be payable even if the other is not. A portion of the Incentive Fee is based on our income and a portion is based on our capital gains, each as described below. The portion of the Incentive Fee based on income is determined and paid quarterly in arrears commencing with the first calendar quarter following the Listing Date, and equals 100% of the pre-Incentive Fee net investment income in excess of a 1.5% quarterly "hurdle rate," until the Adviser has received 17.5% of the total pre-Incentive Fee net investment income for that calendar quarter and, for pre-Incentive Fee net investment income in excess of 1.82% quarterly, 17.5% of all remaining pre-Incentive Fee net investment income for that calendar quarter. The 100% "catch-up" provision for pre-Incentive Fee net investment income in excess of the 1.5% "hurdle rate" is intended to provide the Adviser with an incentive fee of 17.5% on all pre-Incentive Fee net investment income when that amount equals 1.82% in a calendar quarter (7.27% annualized), which is the rate at which catch-up is achieved. Once the "hurdle rate" is reached and catch-up is achieved, 17.5% of any pre-Incentive Fee net investment income in excess of 1.82% in any calendar quarter is payable to the Adviser.

Pre-Incentive Fee net investment income means dividends (including reinvested dividends), interest and fee income accrued by us during the calendar quarter, minus operating expenses for the calendar quarter (including the Management Fee, expenses payable under the Administration Agreement, as discussed below, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the Incentive Fee). Pre-Incentive Fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest ("PIK") and zero coupon securities), accrued income that we may not have received in cash. The Adviser is not obligated to return the Incentive Fee it receives on PIK interest that is later determined to be uncollectible in cash. Pre-Incentive Fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

To determine whether pre-Incentive Fee net investment income exceeds the hurdle rate, pre-Incentive Fee net investment income is expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter commencing with the first calendar quarter following the Listing Date. Because of the structure of the Incentive Fee, it is possible that we may pay an Incentive Fee in a calendar quarter in which we incur a loss. For example, if we receive pre-Incentive Fee net investment income in excess of the quarterly hurdle rate, we will pay the applicable Incentive Fee even if we have incurred a loss in that calendar quarter due to realized and unrealized capital losses. In addition, because the quarterly hurdle rate is calculated based on our net assets, decreases in our net assets due to realized or unrealized capital losses in any given calendar quarter may increase the likelihood that the hurdle rate is reached and therefore the likelihood of us paying an Incentive Fee for that calendar quarter. Our net investment income used to calculate this component of the Incentive Fee is also included in the amount of our gross assets used to calculate the Management Fee because gross assets are total assets (including cash received) before deducting liabilities (such as declared dividend payments).

The second component of the Incentive Fee, the Capital Gains Incentive Fee, payable at the end of each calendar year in arrears, equals 17.5% of cumulative realized capital gains from the Listing Date to the end of each calendar year, less cumulative realized capital losses and unrealized capital depreciation from the Listing Date to the end of each calendar year. Each year, the fee paid for the Capital Gains Incentive Fee is net of the aggregate amount of any previously paid Capital Gains Incentive Fee for prior periods. We will accrue, but will not pay, a Capital Gains Incentive Fee with respect to unrealized appreciation because a Capital Gains Incentive Fee would be owed to the Adviser if we were to sell the relevant investment and realize a capital gain. For the sole purpose of calculating the Capital Gains Incentive Fee, the cost basis as of the Listing Date for all of our investments made prior to the Listing Date will be equal to the fair market value of such investments as of the last day of the quarter in which the Listing Date occurred; provided, however, that in no event will the Capital Gains Fee payable pursuant to the Investment Advisory Agreement be in excess of the amount permitted by the Advisers Act, including Section 205 thereof.

  See "Management and Other Agreements—Payment of Our Expenses."

(6)
The Adviser agreed at all times prior to the fifteen-month anniversary of the Listing Date, to waive (i) any portion of the Management Fee that is in excess of 0.75% of our gross assets, excluding cash and cash-equivalents but including assets purchased with borrowed amounts at the end of the two most recently completed calendar quarters, calculated in accordance with the Investment Advisory Agreement, and (ii) the entire Incentive Fee (including, for the avoidance of doubt, both the portion of the Incentive Fee based on our income and the Capital Gains Incentive Fee).

(7)
Interest payments on borrowed funds represents an estimate of our annualized interest expense based on borrowings under the Revolving Credit Facility, our subscription line revolving credit facility (the "Subscription Credit Facility"), our SPV Asset Facilities, the 2023 Notes, the 2024 Notes, and the CLO Transaction. The assumed weighted average interest rate on our total debt outstanding was 5.0%. We may borrow additional funds from time to time to make investments to the extent we determine that the economic situation is conducive to doing so. We may also issue additional debt securities or preferred stock, subject to our compliance with applicable requirements under the 1940 Act. The Subscription Credit Facility was paid off with the proceeds from the capital call drawdown notice we delivered on June 4, 2019 and terminated on June 19, 2019.

(8)
Includes our overhead expenses, such as payments under the Administration Agreement for certain expenses incurred by the Adviser. See "Management and Other Agreements—Investment Advisory Agreement; Administration Agreement; License Agreement." We based these expenses on estimated amounts for the current fiscal year.

(9)
Estimated.

(10)
Our shareholders indirectly bear the expenses of underlying funds or other investment vehicles in which we invest that (1) are investment companies or (2) would be investment companies under section 3(a) of the 1940 Act but for the exceptions to that definition provided for in sections 3(c)(1) and 3(c)(7) of the 1940 Act ("Acquired Funds"). This amount includes the estimated annual fees and expenses of Sebago Lake, LLC, our joint venture with The Regents of the University of California, which is our only Acquired Fund as of July 1, 2019.

(11)
This table reflects all of the fees and expenses borne by us with respect to the CLO Transaction but does not include fees payable to but waived by the Adviser for serving as collateral manager to the CLO Issuer.

Example

        The following example demonstrates the projected dollar amount of total cumulative expenses over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed we would have no additional leverage (taking into account the repayment of certain credit facility indebtedness as described in "Use of Proceeds") and that our annual operating expenses would remain at the levels set forth in the table above. Transaction expenses are included in the following example.

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return from realized capital gains	$56	$223	$400	$846

        The foregoing table is to assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly. While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. Because the income portion of the Incentive Fee under the Investment Advisory Agreement is unlikely to be significant assuming a 5% annual return, the example assumes that the 5% annual return will be generated entirely through the realization of capital gains on our assets and, as a result, will trigger the payment of the capital gains portion of the Incentive Fee under the Investment Advisory Agreement. The income portion of the Incentive Fee under the Investment Advisory Agreement, which, assuming a 5% annual return, would either not be payable or have an immaterial impact on the expense amounts shown above, is not included in the example. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an Incentive Fee of a material amount, our expenses, and returns to our investors, would be higher. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, if our Board authorizes and we declare a cash dividend, participants in our dividend reinvestment plan who have not otherwise elected to receive cash will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the dividend. See "Dividend Reinvestment Plan" for additional information regarding our dividend reinvestment plan.

        This example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.

 SELECTED FINANCIAL DATA AND OTHER INFORMATION

        The following table below sets forth our selected consolidated historical financial data for the six months ended June 30, 2019 and June 30, 2018 and the years ended December 31, 2018, 2017 and 2016. The selected consolidated historical financial data has been derived from our audited consolidated financial statements as of and for the years ended December 31, 2018, 2017 and 2016, and the unaudited consolidated financial statements for the three and six months ended June 30, 2019 and 2018, which are included elsewhere in this prospectus and our SEC filings.

        The selected consolidated financial information and other data presented below should be read in conjunction with our consolidated financial statements and notes thereto and "Management's Discussion and Analysis of Financial Condition and Results of Operations," which are included elsewhere in this prospectus.

($ in millions, except per share amounts)	For the Six Months Ended June 30, 2019 (Unaudited)	For the Six Months Ended June 30, 2018 (Unaudited)	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
Consolidated Statement of Operations Data
Income
Total investment income	$327.6	$151.5	$388.7	$159.9	$28.8
Expenses
Total expenses	110.5	59.9	142.2	65.9	19.4

Net investment income before income taxes	217.1	91.6	246.5	94.0	9.4
Excise tax expense	1.5	0.6	1.1	0.2	0.4

Net investment income after income taxes	215.6	91.0	245.4	93.8	9.0
Total change in net unrealized gain (loss)	23.5	7.8	(43.6)	9.2	7.6
Total change in realized gain (loss)	—	(3.8)	0.4	0.7	—

Increase in net assets resulting from operations	$239.1	$95.0	$202.2	$103.7	$16.6

Earnings per common share—basic and diluted	$0.92	$0.85	$1.38	$1.55	$0.78

($ in millions, except per share amounts)	June 30, 2019 (Unaudited)	June 30, 2018 (Unaudited)	December 31, 2018	December 31, 2017	December 31, 2016
Consolidated Balance Sheet Data
Cash and restricted cash	$247.8	$161.6	$127.6	$20.1	$209.4
Investments at fair value	7,240.8	3,485.4	5,784.1	2,389.8	967.4
Total assets	7,547.8	3,668.9	5,951.0	2,443.5	1,180.8
Total debt (net of unamortized debt issuance costs)	1,570.6	1,485.5	2,567.7	919.4	491.9
Total liabilities	1,837.9	1,570.9	2,686.2	971.0	500.3
Total net assets	$5,709.9	$2,098.0	$3,264.8	$1,472.5	$680.5
Net asset value per share	$15.28	$15.21	$15.10	$15.03	$14.85
Other Data:
Number of portfolio companies	90	51	73	40	21
Distributions Declared Per Share	$0.77	$0.67	$1.42	$1.35	$0.06
Total return based on net asset value(1)	6.4%	5.7%	10.2%	10.6%	(0.6)%
Weighted average total yield of portfolio at fair value	9.1%	9.4%	9.4%	8.8%	9.0%
Weighted average total yield of portfolio at amortized cost	9.1%	9.4%	9.4%	8.9%	9.0%
Weighted average yield of debt and income producing securities at fair value	9.1%	9.4%	9.4%	8.8%	9.0%
Weighted average yield of debt and income producing securities at amortized cost	9.1%	9.4%	9.4%	8.9%	9.0%
Fair value of debt investments as a percentage of principal	98.3%	98.8%	97.9%	98.9%	98.8%

(1)
Total return is calculated as the change in NAV per share during the period, plus distributions per share (assuming dividends and distributions, if any, are reinvested in accordance with the Company's dividend reinvestment plan), if any, divided by the beginning NAV per share.

SELECTED QUARTERLY FINANCIAL DATA
(dollar amounts in thousands, except per share data)

	For the three months ended
(amounts in thousands, except share and per share data)	March 31, 2019	June 30, 2019
Investment income	$151,475	$176,135
Net expenses	$55,470	$56,513

Net investment income (loss)	$96,005	$119,622
Net realized and unrealized gains (losses)	$18,482	$5,048

Increase (decrease) in net assets resulting from operations	$114,487	$124,670
Net asset value per share as of the end of the quarter	$15.26	$15.28
Earnings (losses) per share—basic and diluted	$0.49	$0.44

	For the three months ended
(amounts in thousands, except share and per share data)	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018
Investment income	$65,444	$86,100	$110,485	$126,829
Net expenses	$26,767	$33,759	$38,877	$43,933

Net investment income (loss)	$38,677	$52,341	$71,608	$82,896
Net realized and unrealized gains (losses)	$5,599	$(1,626)	$718	$(47,970)

Increase (decrease) in net assets resulting from operations	$44,276	$50,715	$72,326	$34,926
Net asset value per share as of the end of the quarter	$15.14	$15.21	$15.27	$15.10
Earnings (losses) per share—basic and diluted	$0.44	$0.41	$0.44	$0.18

	For the three months ended
(amounts in thousands, except share and per share data)	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017
Investment income	$23,313	$32,839	$47,354	$56,373
Net expenses	$10,529	$13,563	$18,979	$23,018

Net investment income (loss)	$12,784	$19,276	$28,375	$33,355
Net realized and unrealized gains (losses)	$5,434	$776	$(1,093)	$4,833

Increase (decrease) in net assets resulting from operations	$18,218	$20,052	$27,282	$38,188
Net asset value per share as of the end of the quarter	$15.05	$15.15	$15.27	$15.03
Earnings (losses) per share—basic and diluted	$0.40	$0.35	$0.37	$0.41

RISK FACTORS

        Investing in our securities involves a number of significant risks. Before you invest in our securities, you should be aware of various risks associated with the investment, including those described in this prospectus, the accompanying prospectus supplement, any document incorporated by reference herein, and any free writing prospectus we may authorize in connection with a specific offering. You should carefully consider these risk factors, together with all of the other information included in this prospectus, before you decide whether to make an investment in our securities. The risks set out in this prospectus, the accompanying prospectus supplement, any document incorporated by reference herein, and any free writing prospectus we may authorize in connection with a specific offering are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us may also impair our operations and performance. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, you may lose all or part of your investment.

Risks Related to Our Business

         We have a limited operating history.

        We were formed on October 15, 2015 and are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve or sustain our investment objective and that the value of your investment could decline substantially or your investment could become worthless.

         The lack of liquidity in our investments may adversely affect our business.

        We may acquire a significant percentage of our portfolio company investments from privately held companies in directly negotiated transactions. Substantially all of these investments are subject to legal and other restrictions on resale or are otherwise less liquid than exchange-listed securities or other securities for which there is an active trading market. We typically would be unable to exit these investments unless and until the portfolio company has a liquidity event such as a sale, refinancing, or initial public offering.

        The illiquidity of our investments may make it difficult or impossible for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments, which could have a material adverse effect on our business, financial condition and results of operations.

        Moreover, investments purchased by us that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer, market events, economic conditions or investor perceptions.

         Defaults under our current borrowings or any future borrowing facility or notes may adversely affect our business, financial condition, results of operations and cash flows.

        Our borrowings may include customary covenants, including certain limitations on our incurrence of additional indebtedness and on our ability to make distributions to our shareholders, or redeem, repurchase or retire shares of stock, upon the occurrence of certain events and certain financial covenants related to asset coverage and liquidity and other maintenance covenants, as well as customary events of default. In the event we default under the terms of our current or future borrowings, our business could be adversely affected as we may be forced to sell a portion of our investments quickly and prematurely at what may be disadvantageous prices to us in order to meet our outstanding payment obligations and/or support working capital requirements under the terms of our current or future borrowings, any of which would have a material adverse effect on our business, financial condition, results of operations and cash flows. An event of default under the terms of our current or any future borrowings could result in an accelerated maturity date for all amounts outstanding thereunder, and in some instances, lead to a cross-default under other borrowings. This could reduce our liquidity and cash flow and impair our ability to grow our business.

        Collectively, substantially all of our assets are currently pledged as collateral under our credit facilities. If we were to default on our obligations under the terms of our credit facilities or any future secured debt instrument the agent for the applicable creditors would be able to assume control of the disposition of any or all of our assets securing such debt, including the selection of such assets to be disposed and the timing of such disposition, which would have a material adverse effect on our business, financial condition, results of operations and cash flows.

         Provisions in our borrowings or any other future borrowings may limit discretion in operating our business.

        Any security interests and/or negative covenants required by a credit facility we enter into or notes we issue may limit our ability to create liens on assets to secure additional debt and may make it difficult for us to restructure or refinance indebtedness at or prior to maturity or obtain additional debt or equity financing.

        A credit facility may be backed by all or a portion of our loans and securities on which the lenders will have a security interest. We may pledge up to 100% of our assets and may grant a security interest in all of our assets under the terms of any debt instrument we enter into with lenders. We expect that any security interests we grant will be set forth in a pledge and security agreement and evidenced by the filing of financing statements by the agent for the lenders. In addition, we expect that the custodian for our securities serving as collateral for such loan would include in its electronic systems notices indicating the existence of such security interests and, following notice of occurrence of an event of default, if any, and during its continuance, will only accept transfer instructions with respect to any such securities from the lender or its designee. If we were to default under the terms of any debt instrument, the agent for the applicable lenders would be able to assume control of the timing of disposition of any or all of our assets securing such debt, which would have a material adverse effect on our business, financial condition, results of operations and cash flows.

        In addition, any security interests and/or negative covenants required by a credit facility may limit our ability to create liens on assets to secure additional debt and may make it difficult for us to restructure or refinance indebtedness at or prior to maturity or obtain additional debt or equity financing. In addition, if our borrowing base under a credit facility were to decrease, we may be required to secure additional assets in an amount sufficient to cure any borrowing base deficiency. In the event that all of our assets are secured at the time of such a borrowing base deficiency, we could be required to repay advances under a credit facility or make deposits to a collection account, either of which could have a material adverse impact on our ability to fund future investments and to make distributions.

        In addition, we may be subject to limitations as to how borrowed funds may be used, which may include restrictions on geographic and industry concentrations, loan size, payment frequency and status, average life, collateral interests and investment ratings, as well as regulatory restrictions on leverage which may affect the amount of funding that may be obtained. There may also be certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on delinquencies and charge-offs, a violation of which could limit further advances and, in some cases, result in an event of default. An event of default under a credit facility could result in an accelerated maturity date for all amounts outstanding thereunder, which could have a material adverse effect on our business and financial condition and could lead to cross default under other credit facilities. This could reduce our liquidity and cash flow and impair our ability to manage our business.

        Under the terms of the Revolving Credit Facility, we have agreed not to incur any additional secured indebtedness other than in certain limited circumstances in which the incurrence is permitted under the Revolving Credit Facility. In addition, if our borrowing base under the Revolving Credit Facility were to decrease, we would be required to secure additional assets or repay advances under the Revolving Credit Facility which could have a material adverse impact on our ability to fund future investments and to make distributions.

        In addition, under the terms of our credit facilities we are subject to limitations as to how borrowed funds may be used, as well as regulatory restrictions on leverage which may affect the amount of funding that we may obtain. There may also be certain requirements relating to portfolio performance, a violation of which could limit further advances and, in some cases, result in an event of default. This could reduce our liquidity and cash flow and impair our ability to grow our business.

        The Note Purchase Agreement, pursuant to which the 2023 Notes were issued, includes prohibitions on certain fundamental changes at the Company or any subsidiary guarantor.

         We borrow money, which may magnify the potential for gain or loss and may increase the risk of investing in us.

        As part of our business strategy, we may borrow from and issue senior debt securities to banks, insurance companies and other lenders or investors. Holders of these senior securities will have fixed-dollar claims on our assets that are superior to the claims of our common shareholders. If the value of our assets decreases, leverage would cause our net asset value to decline more sharply than it otherwise would have if we did not employ leverage. Similarly, any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make common stock dividend payments.

        Our ability to service any borrowings that we incur will depend largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures. Moreover, the management fee will be payable based on our average gross assets excluding cash and cash equivalents but including assets purchased with borrowed amounts, which may give our Investment Adviser an incentive to use leverage to make additional investments. See "—Our fee structure may create incentives for our Adviser to make speculative investments or use substantial leverage." The amount of leverage that we employ will depend on our Investment Adviser's and our Board's assessment of market and other factors at the time of any proposed borrowing. We cannot assure you that we will be able to obtain credit at all or on terms acceptable to us, which could affect our return on capital.

        In addition to having fixed-dollar claims on our assets that superior to the claims of our common shareholders, obligations to lenders may be secured by a first priority security interest in our portfolio of investments and cash.

        The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns on our portfolio, net of expenses. Leverage generally magnifies the return of shareholders when the portfolio return is positive and magnifies their losses when the portfolio return is negative. The calculations in the table below are hypothetical, and actual returns may be higher or lower than those appearing in the table below.

	Assumed Return on Our Portfolio (Net of Expenses)
	–10%	–5%	0%	5%	10%
Corresponding return to common shareholder(1)	14.60%	7.99%	1.38%	5.23%	11.84%

(1)
Assumes, as of June 30, 2019, (i) $7.5 billion in total assets, (ii) $1.6 billion in outstanding indebtedness, (iii) $5.7 billion in net assets and (iv) weighted average interest rate, excluding fees (such as fees on undrawn amounts and amortization of financing costs), of 5.0%.

        See "Management's Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources" for more information regarding our borrowings.

         Price declines in the corporate leveraged loan market may adversely affect the fair value of our portfolio, reducing our net asset value through increased net unrealized depreciation and the incurrence of realized losses.

        Conditions in the U.S. corporate debt market may experience disruption or deterioration in the future, which may cause pricing levels to decline or be volatile. As a result, our net asset value could decline through an increase in unrealized depreciation and incurrence of realized losses in connection with the sale or other disposition of our investments, which could have a material adverse effect on our business, financial condition and results of operations.

         If we are unable to obtain additional debt financing, or if our borrowing capacity is materially reduced, our business could be materially adversely affected.

        We may want to obtain additional debt financing, or need to do so upon maturity of our credit facilities, in order to obtain funds which may be made available for investments. The revolving period under the Revolving Credit Facility ends on January 31, 2020, and the Revolving Credit Facility matures on March 29, 2023. The SPV Asset Facility I, the 2023 Notes, the SPV Asset Facility II, the SPV Asset Facility III, the 2024 Notes and the CLO Transaction mature on December 21, 2022, June 21, 2023, October 10, 2026, December 14, 2023, April 15, 2024 and May 20, 2031, respectively. If we are unable to renew or replace any such facilities and enter into new debt financing facilities or other debt financing on commercially reasonable terms, our liquidity may be reduced significantly. In addition, if we are unable to repay amounts outstanding under any such facilities and are declared in default or are unable to renew or refinance these facilities, we may not be able to make new investments or operate our business in the normal course. These situations may arise due to circumstances that we may be unable to control, such as lack of access to the credit markets, a severe decline in the value of the U.S. dollar, an economic downturn or an operational problem that affects us or third parties, and could materially damage our business operations, results of operations and financial condition.

         To the extent that we borrow money, the potential for gain or loss on amounts invested in us will be magnified and may increase the risk of investing in us. Borrowed money may also adversely affect the return on our assets, reduce cash available to service our debt or for distribution to our shareholders, and result in losses.

        The use of borrowings, also known as leverage, increases the volatility of investments by magnifying the potential for gain or loss on invested equity capital. To the extent that we use leverage to partially finance our investments through borrowing from banks and other lenders, you will experience increased risks of investing in our securities. If the value of our assets decreases, leverage would cause our net asset value to decline more sharply than it otherwise would if we had not borrowed and employed leverage. Similarly, any decrease in our income would cause net income to decline more sharply than it would have if we had not borrowed and employed leverage. Such a decline could negatively affect our ability to service our debt or make distributions to our shareholders. In addition, our shareholders will bear the burden of any increase in our expenses as a result of our use of leverage, including interest expenses.

        The amount of leverage that we employ will depend on our Adviser's and our Board's assessment of market and other factors at the time of any proposed borrowing. There can be no assurance that leveraged financing will be available to us on favorable terms or at all. Moreover, we may not be able to meet our financing obligations and, to the extent that we cannot, we risk the loss of some or all of our assets to liquidation or sale to satisfy the obligations. In such an event, we may be forced to sell assets at significantly depressed prices due to market conditions or otherwise, which may result in losses.

        As a business development company, generally, the ratio of our total assets (less total liabilities other than indebtedness represented by senior securities) to our total indebtedness represented by senior securities plus preferred stock, if any, must be at least 200%; however, legislation enacted in March 2018 has modified the 1940 Act by allowing a BDC to increase the maximum amount of leverage it may incur from an asset coverage ratio of 200% to an asset coverage ratio of 150%, if certain requirements are met. This means that generally, we can borrow up to $1 for every $1 of investor equity (or, if certain conditions are met, we can borrow up to $2 for every $1 of investor equity). The reduced asset coverage requirement would permit a BDC to double the amount of leverage it could incur. For additional information about the asset coverage requirements, see "Regulation—Senior Securities; Coverage Ratio". If this ratio declines below 200% (or 150% if certain requirements are met), we cannot incur additional debt and could be required to sell a portion of our investments to repay some indebtedness when it may be disadvantageous to do so. This could have a material adverse effect on our operations, and we may not be able to service our debt or make distributions.

         Global economic, political and market conditions may adversely affect our business, financial condition and results of operations, including our revenue growth and profitability.

        The worldwide financial markets, as well as various social and political tensions in the United States and around the world, may contribute to increased market volatility, may have long-term effects on the United States and worldwide financial markets, and may cause economic uncertainties or deterioration in the United States and worldwide. We monitor developments and seek to manage our investments in a manner consistent with achieving our investment objective, but there can be no assurance that we will be successful in doing so.

        In August 2011 and then affirmed in August 2013, Standard & Poor's Rating Services lowered its long-term sovereign credit rating on the U.S. from "AAA" to "AA+". Additionally, in January of 2012, Standard & Poor's Rating Services lowered its long-term sovereign credit rating for several large European countries. These ratings negatively impacted global markets and economic conditions. Although U.S. lawmakers have taken steps to avoid further downgrades, U.S. budget deficit concerns and similar conditions in Europe, China and elsewhere have increased the possibility of additional credit-rating downgrades and worsening global economic and market conditions. The current political climate has also intensified concerns about a potential trade war between the United States and China in connection with each country's recent or proposed tariffs on the other country's products. There can be no assurance that current or future governmental measures to mitigate these conditions will be effective. These conditions, government actions, market and economic disruptions and future developments may cause interest rates and borrowing costs to rise, which may adversely affect our ability to access debt financing on favorable terms and may increase the interest costs of our borrowers, hampering their ability to repay us. Continued or future adverse economic conditions could have a material adverse effect on our business, financial condition and results of operations.

        In October 2014, the Federal Reserve announced that it was concluding its bond-buying program, or quantitative easing, which was designed to stimulate the economy and expand the Federal Reserve's holdings of long-term securities, suggesting that key economic indicators, such as the unemployment rate, had showed signs of improvement since the inception of the program. It is possible that, without quantitative easing by the Federal Reserve, these developments, along with the United States government's credit and deficit concerns and other global economic conditions, could cause interest rates and borrowing costs to rise, which may negatively impact our ability to access the debt markets on favorable terms. Additionally, in December 2016, the Federal Reserve raised its federal funds target rate. However, if key economic indicators, such as the unemployment rate or inflation, do not progress at a rate consistent with the Federal Reserve's objectives, the target range for the federal funds rate may further increase and cause interest rates and borrowing costs to rise, which may negatively impact our ability to access the debt markets on favorable terms and may also increase the costs of our borrowers, hampering their ability to repay us.

         Economic recessions or downturns could impair our portfolio companies and harm our operating results.

        Many of our portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay our debt investments during these periods. Therefore, our non-performing assets may increase, and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions may also decrease the value of any collateral securing our loans. A severe recession may further decrease the value of such collateral and result in losses of value in our portfolio and a decrease in our revenues, net income, assets and net worth.

        Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us on terms we deem acceptable. These events could prevent us from increasing investments and harm our operating results.

        The occurrence of recessionary conditions and/or negative developments in the domestic and international credit markets may significantly affect the markets in which we do business, the value of our investments, and our ongoing operations, costs and profitability. Any such unfavorable economic conditions, including rising interest rates, may also increase our funding costs, limit our access to capital markets or negatively impact our ability to obtain financing, particularly from the debt markets. In addition, any future financial market uncertainty could lead to financial market disruptions and could further impact our ability to obtain financing. These events could limit our investment originations, limit our ability to grow and negatively impact our operating results and financial condition.

         Our ability to achieve our investment objective depends on our Adviser's ability to manage and support our investment process. If our Adviser were to lose a significant number of its key professionals, or terminate the Advisory Agreement, our ability to achieve our investment objective could be significantly harmed.

        We do not have any employees. Additionally, we have no internal management capacity other than our appointed executive officers and will be dependent upon the investment expertise, skill and network of business contacts of our Adviser to achieve our investment objective. Our Adviser will evaluate, negotiate, structure, execute, monitor, and service our investments. Our success will depend to a significant extent on the continued service and coordination of our Adviser, including its key professionals. The departure of a significant number of key professionals from our Adviser could have a material adverse effect on our ability to achieve our investment objective.

        Our ability to achieve our investment objective also depends on the ability of our Adviser to identify, analyze, invest in, finance, and monitor companies that meet our investment criteria. Our Adviser's capabilities in structuring the investment process, providing competent, attentive and efficient services to us, and facilitating access to financing on acceptable terms depend on the involvement of investment professionals of adequate number and sophistication to match the corresponding flow of transactions. To achieve our investment objective, our Adviser may need to retain, hire, train, supervise, and manage new investment professionals to participate in our investment selection and monitoring process. Our Adviser may not be able to find qualified investment professionals in a timely manner or at all. Any failure to do so could have a material adverse effect on our business, financial condition and results of operations.

        In addition, the Investment Advisory Agreement has a termination provision that allows the agreement to be terminated by us on 60 days' notice without penalty by the vote of a Majority of the Outstanding Shares of our common stock or by the vote of our independent directors. "Majority of the Outstanding Shares" means the lesser of (1) 67% or more of the outstanding shares of common stock present at a meeting, if the holders of more than 50% of the outstanding shares of common stock are present or represented by proxy or (2) a majority of outstanding shares of common stock. Furthermore, the Investment Advisory Agreement automatically terminates in the event of its assignment, as defined in the 1940 Act, by the Adviser. If the Adviser resigns or is terminated, or if we do not obtain the requisite approvals of shareholders and our Board to approve an agreement with the Adviser after an assignment, we may not be able to find a new investment adviser or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms prior to the termination of the Investment Advisory Agreement, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption and costs under any new agreements that we enter into could increase. Our financial condition, business and results of operations, as well as our ability to meet our payment obligations under our indebtedness may decline.

         Because our business model depends to a significant extent upon the Adviser's relationships with corporations, financial institutions and investment firms, the inability of our Adviser to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.

        Our Adviser depends on its relationships with corporations, financial institutions and investment firms, and we will rely to a significant extent upon these relationships to provide us with potential investment opportunities. If our Adviser fails to maintain its existing relationships or develop new relationships or sources of investment opportunities, we may not be able to grow our investment portfolio. In addition, individuals with whom our Adviser has relationships are not obligated to provide us with investment opportunities, and, therefore, there is no assurance that such relationships will generate investment opportunities for us.

         We may face increasing competition for investment opportunities, which could delay further deployment of our capital, reduce returns and result in losses.

        We may compete for investments with other business development companies and investment funds (including registered investment companies, private equity funds and mezzanine funds), including Owl Rock Capital Corporation II, Owl Rock Technology Finance Corp., Owl Rock First Lien Master Fund, L.P. and other clients of the Adviser or its affiliates, as well as traditional financial services companies such as commercial banks and other sources of funding. Moreover, alternative investment vehicles, such as hedge funds, continue to increase their investment focus in our target market of privately owned U.S. companies. We may experience increased competition from banks and investment vehicles who may continue to lend to the middle market. Additionally, the Federal Reserve and other bank regulators may periodically provide incentives to U.S. commercial banks to originate more loans to U.S. middle market private companies. As a result of these market participants and regulatory incentives, competition for investment opportunities in privately owned U.S. companies is strong and may intensify. Many of our competitors are substantially larger and have considerably greater financial, technical, and marketing resources than we do. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to us. In addition, some competitors may have higher risk tolerances or different risk assessments than us. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than we are able to do.

        We may lose investment opportunities if we do not match our competitors' pricing, terms, and investment structure criteria. If we are forced to match these competitors' investment terms criteria, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. A significant increase in the number and/or the size of our competitors in our target market could force us to accept less attractive investment terms. Furthermore, many competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a business development company or the source of income, asset diversification and distribution requirements we must satisfy to maintain our RIC tax treatment. The competitive pressures we face, and the manner in which we react or adjust to competitive pressures, may have a material adverse effect on our business, financial condition, results of operations, effective yield on investments, investment returns, leverage ratio, and cash flows. As a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time. Also, we may not be able to identify and make investments that are consistent with our investment objective.

         Our investment portfolio will be recorded at fair value as determined in good faith in accordance with procedures established by our Board and, as a result, there is and will be uncertainty as to the value of our portfolio investments.

        Under the 1940 Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined in accordance with procedures established by our Board. There is not a public market or active secondary market for many of the types of investments in privately held companies that we hold and intend to make. Our investments may not be publicly traded or actively traded on a secondary market but, instead, may be traded on a privately negotiated over-the-counter secondary market for institutional investors, if at all. As a result, we will value these investments quarterly at fair value as determined in good faith in accordance with valuation policy and procedures approved by our Board.

        The determination of fair value, and thus the amount of unrealized appreciation or depreciation we may recognize in any reporting period, is to a degree subjective, and our Adviser has a conflict of interest in making recommendations of fair value. We will value our investments quarterly at fair value as determined in good faith by our Board, based on, among other things, input of the Adviser, our Audit Committee and independent third-party valuation firm(s) engaged at the direction of the Board. The types of factors that may be considered in determining the fair values of our investments include the nature and realizable value of any collateral, the portfolio company's ability to make payments and its earnings, the markets in which the portfolio company does business, comparison to publicly traded companies, discounted cash flow, current market interest rates and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, the valuations may fluctuate significantly over short periods of time due to changes in current market conditions. The determinations of fair value in accordance with procedures established by our Board may differ materially from the values that would have been used if an active market and market quotations existed for such investments. Our net asset value could be adversely affected if the determinations regarding the fair value of the investments were materially higher than the values that we ultimately realize upon the disposal of such investments.

         Our Board may change our operating policies and strategies without prior notice or shareholder approval, the effects of which may be adverse to our shareholders.

        Our Board has the authority to modify or waive current operating policies, investment criteria and strategies without prior notice and without shareholder approval. We cannot predict the effect any changes to current operating policies, investment criteria and strategies would have on our business, net asset value, operating results and the value of our securities. However, the effects might be adverse, which could negatively impact our ability to pay you distributions and cause you to lose all or part of your investment.

         Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.

        We and our portfolio companies will be subject to regulation at the local, state, and federal levels. Changes to the laws and regulations governing our permitted investments may require a change to our investment strategy. Such changes could differ materially from our strategies and plans as set forth in this prospectus and may shift our investment focus from the areas of expertise of our Adviser. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment in us.

         Changes to United States tariff and import/export regulations may have a negative effect on our portfolio companies and, in turn, harm us.

        Significant changes to U.S. trade policy, including changes to current legislation and trade agreements and the imposition of tariffs have been discussed by the current U.S. presidential administration and certain members of Congress. Recently, the administration has imposed tariffs on a range of goods imported into the U.S., and a few countries have retaliated with tariffs against the United States. These retaliatory actions could trigger extended "trade wars" between the U.S. and its trading partners, resulting in additional barriers to the international market, inclusive of customers, vendors, and potential investors. Under these circumstances, the cost of goods for some portfolio companies could increase, resulting in lower consumer demand for their goods and reduced cash flows. While it is unknown whether and to what extent new legislation will be enacted into law, the enactment or amendment of trade legislation and/or renegotiation of trade agreements may impose additional compliance costs on portfolio companies, restrict their ability to participate in international markets and otherwise disrupt their current operations.

         We are an "emerging growth company" under the JOBS Act, and we cannot be certain if the reduced disclosure requirements applicable to emerging growth companies will make our securities less attractive to investors.

        We are and we will remain an "emerging growth company" as defined in the JOBS Act until the earlier of (a) the last day of the fiscal year (i) following the fifth anniversary of the completion of our IPO, (ii) in which we have total annual gross revenue of at least $1.07 billion, or (iii) in which we are deemed to be a large accelerated filer, which means the market value of our common stock that is held by non-affiliates exceeds $700 million as of the prior June 30th, and (b) the date on which we have issued more than $1.0 billion in non-convertible debt securities during the prior three-year period. For so long as we remain an "emerging growth company" we may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not "emerging growth companies" including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act. We cannot predict if investors will find our securities less attractive because we will rely on some or all of these exemptions.

        In addition, Section 107 of the JOBS Act also provides that an "emerging growth company" can take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act for complying with new or revised accounting standards. In other words, an "emerging growth company" can delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. We intend to take advantage of such extended transition periods.

         Our status as an "emerging growth company" under the JOBS Act may make it more difficult to raise capital as and when we need it.

        Because of the exemptions from various reporting requirements provided to us as an "emerging growth company" and because we will have an extended transition period for complying with new or revised financial accounting standards, we may be less attractive to investors and it may be difficult for us to raise additional capital as and when we need it. Investors may be unable to compare our business with other companies in our industry if they believe that our financial accounting is not as transparent as other companies in our industry. If we are unable to raise additional capital as and when we need it, our financial condition and results of operations may be materially and adversely affected.

         We expend significant financial and other resources to comply with the requirements of being a public entity.

        As a public entity, we are subject to the reporting requirements of the 1934 Act and requirements of the Sarbanes-Oxley Act. The 1934 Act requires that we file annual, quarterly and current reports with respect to our business and financial condition. The Sarbanes-Oxley Act requires that we maintain effective disclosure controls and procedures and internal controls over financial reporting, which are discussed below. In order to maintain and improve the effectiveness of our disclosure controls and procedures and internal controls, significant resources and management oversight are required. We have implemented procedures, processes, policies and practices for the purpose of addressing the standards and requirements applicable to public companies. These activities may divert management's attention from other business concerns, which could have a material adverse effect on our business, financial condition, results of operations and cash flows.

        The systems and resources necessary to comply with public company reporting requirements will increase further once we cease to be an "emerging growth company" under the JOBS Act. As long as we remain an emerging growth company, we intend to take advantage of certain exemptions from various reporting requirements that are applicable to other public companies, including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act. We expect to remain an emerging growth company for up to five years following the completion of our IPO of common equity securities or until the earliest of (i) the last day of the first fiscal year in which our annual gross revenues exceed $1.07 billion, (ii) December 31 of the fiscal year that we become a "large accelerated filer" as defined in Rule 12b-2 under the 1934 Act which would occur if the market value of our common stock that is held by non-affiliates exceeds $700.0 million as of the last business day of our most recently completed second fiscal quarter and we have been publicly reporting for at least 12 months or (iii) the date on which we have issued more than $1.0 billion in non-convertible debt securities during the preceding three-year period.

         We may experience fluctuations in our operating results.

        We may experience fluctuations in our operating results due to a number of factors, including our ability or inability to make investments in companies that meet our investment criteria, interest rates and default rates on the debt investments we make, the level of our expenses, variations in and the timing of the recognition of realized gains or losses, unrealized appreciation or depreciation, the degree to which we encounter competition in our markets, and general economic conditions. These occurrences could have a material adverse effect on our results of operations, our ability to pay distributions to our shareholders.

         Any unrealized depreciation we experience on our portfolio may be an indication of future realized losses, which could reduce our income available for distribution.

        As a business development company, we are required to carry our investments at market value or, if no market value is ascertainable, at the fair value as determined in good faith in accordance with procedures established by our Board. Decreases in the market values or fair values of our investments relative to amortized cost will be recorded as unrealized depreciation. Any unrealized losses in our portfolio could be an indication of a portfolio company's inability to meet its repayment obligations to us with respect to the affected loans. This could result in realized losses in the future and ultimately in reductions of our income available for distribution in future periods. In addition, decreases in the market value or fair value of our investments will reduce our net asset value. See "Management's Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies—Investments at Fair Value."

         We are only subject to certain limitations with respect to the proportion of our assets that may be invested in a single issuer.

        We intend to operate as a non-diversified management investment company; however, we are currently and may, from time to time, in the future, be considered a diversified management investment company pursuant to the definitions set forth in the 1940 Act. In addition, we are subject to the asset diversification requirements associated with our qualification as a RIC for U.S. federal income tax purposes. While we are not targeting any specific industries, our investments may be focused on relatively few industries. To the extent that we hold large positions in a small number of issuers, or within a particular industry, our net asset value may be subject to greater fluctuation. We may also be more susceptible to any single economic or regulatory occurrence or a downturn in particular industry.

         We are dependent on information systems and systems failures could significantly disrupt our business, which may, in turn, negatively affect our liquidity, financial condition or results of operations.

        Our business is dependent on our and third parties' communications and information systems. Any failure or interruption of those systems, including as a result of the termination of an agreement with any third-party service providers, could cause delays or other problems in our activities. Our financial, accounting, data processing, portfolio monitoring, backup or other operating systems and facilities may fail to operate properly or become disabled or damaged as a result of a number of factors including events that are wholly or partially beyond our control. There could be:

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  sudden electrical or telecommunications outages;

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  natural disasters such as earthquakes, tornadoes and hurricanes;

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  disease pandemics;

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  events arising from local or larger scale political or social matters, including terrorist acts;

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  outages due to idiosyncratic issues at specific service providers; and

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  cyber-attacks.

        These events, in turn, could have a material adverse effect on our operating results and negatively affect the net asset value of our common stock and our ability to pay distributions to our shareholders.

         Internal and external cyber threats, as well as other disasters, could impair our ability to conduct business effectively.

        The occurrence of a disaster, such as a cyber-attack against us or against a third-party that has access to our data or networks, a natural catastrophe, an industrial accident, failure of our disaster recovery systems, or consequential employee error, could have an adverse effect on our ability to communicate or conduct business, negatively impacting our operations and financial condition. This adverse effect can become particularly acute if those events affect our electronic data processing, transmission, storage, and retrieval systems, or impact the availability, integrity, or confidentiality of our data.

        We depend heavily upon computer systems to perform necessary business functions. Despite our implementation of a variety of security measures, our computer systems, networks, and data, like those of other companies, could be subject to cyber-attacks and unauthorized access, use, alteration, or destruction, such as from physical and electronic break-ins or unauthorized tampering. If one or more of these events occurs, it could potentially jeopardize the confidential, proprietary, and other information processed, stored in, and transmitted through our computer systems and networks. Such an attack could cause interruptions or malfunctions in our operations, which could result in financial losses, litigation, regulatory penalties, client dissatisfaction or loss, reputational damage, and increased costs associated with mitigation of damages and remediation.

        Third parties with which we do business may also be sources of cybersecurity or other technological risk. We outsource certain functions and these relationships allow for the storage and processing of our information, as well as client, counterparty, employee, and borrower information. While we engage in actions to reduce our exposure resulting from outsourcing, ongoing threats may result in unauthorized access, loss, exposure, destruction, or other cybersecurity incidents that adversely affects our data, resulting in increased costs and other consequences as described above.

         Cybersecurity risks and cyber incidents may adversely affect our business or the business of our portfolio companies by causing a disruption to our operations or the operations of our portfolio companies, a compromise or corruption of our confidential information or the confidential information of our portfolio companies and/or damage to our business relationships or the business relationships of our portfolio companies, all of which could negatively impact the business, financial condition and operating results of us or our portfolio companies.

        A cyber incident is considered to be any adverse event that threatens the confidentiality, integrity or availability of the information resources of us or our portfolio companies. These incidents may be an intentional attack or an unintentional event and could involve gaining unauthorized access to our information systems or those of our portfolio companies for purposes of misappropriating assets, stealing confidential information, corrupting data or causing operational disruption. The result of these incidents may include disrupted operations, misstated or unreliable financial data, liability for stolen assets or information, increased cybersecurity protection and insurance costs, litigation and damage to business relationships. As our and our portfolio companies' reliance on technology has increased, so have the risks posed to our information systems, both internal and those provided by third-party service providers, and the information systems of our portfolio companies. We have implemented processes, procedures and internal controls to help mitigate cybersecurity risks and cyber intrusions, but these measures, as well as our increased awareness of the nature and extent of a risk of a cyber-incident, do not guarantee that a cyber-incident will not occur and/or that our financial results, operations or confidential information will not be negatively impacted by such an incident.

         We are exposed to risks associated with changes in interest rates.

        Because we borrow money to make investments, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income.

        A reduction in the interest rates on new investments relative to interest rates on current investments could have an adverse impact on our net investment income. However, an increase in interest rates could decrease the value of any investments we hold which earn fixed interest rates and also could increase our interest expense, thereby decreasing our net income. Also, an increase in interest rates available to investors could make an investment in our common stock less attractive if we are not able to increase our dividend rate, which could reduce the value of our common stock. Further, rising interest rates could also adversely affect our performance if such increases cause our borrowing costs to rise at a rate in excess of the rate that our investments yield.

        In periods of rising interest rates, to the extent we borrow money subject to a floating interest rate, our cost of funds would increase, which could reduce our net investment income. Further, rising interest rates could also adversely affect our performance if we hold investments with floating interest rates, subject to specified minimum interest rates (such as a LIBOR floor), while at the same time engaging in borrowings subject to floating interest rates not subject to such minimums. In such a scenario, rising interest rates may increase our interest expense, even though our interest income from investments is not increasing in a corresponding manner as a result of such minimum interest rates.

        If general interest rates rise, there is a risk that the portfolio companies in which we hold floating rate securities will be unable to pay escalating interest amounts, which could result in a default under their loan documents with us. Rising interest rates could also cause portfolio companies to shift cash from other productive uses to the payment of interest, which may have a material adverse effect on their business and operations and could, over time, lead to increased defaults. In addition, rising interest rates may increase pressure on us to provide fixed rate loans to our portfolio companies, which could adversely affect our net investment income, as increases in our cost of borrowed funds would not be accompanied by increased interest income from such fixed-rate investments.

         The interest rates of our term loans to our portfolio companies that extend beyond 2021 might be subject to change based on recent regulatory changes.

        LIBOR, the London Interbank Offered Rate, is the basic rate of interest used in lending transactions between banks on the London interbank market and is widely used as a reference for setting the interest rate on loans globally. We typically use LIBOR as a reference rate in term loans we extend to portfolio companies such that the interest due to us pursuant to a term loan extended to a portfolio company is calculated using LIBOR. The terms of our debt investments generally include minimum interest rate floors which are calculated based on LIBOR.

        On July 27, 2017, the United Kingdom's Financial Conduct Authority, which regulates LIBOR, announced that it intends to phase out LIBOR by the end of 2021. It is unclear if at that time whether LIBOR will cease to exist or if new methods of calculating LIBOR will be established such that it continues to exist after 2021. The U.S. Federal Reserve, in conjunction with the Alternative Reference Rates Committee, a steering committee comprised of large U.S. financial institutions, is considering replacing U.S. dollar LIBOR with a new index calculated by short term repurchase agreements, backed by Treasury securities called the Secured Overnight Financing Rate ("SOFR"). The first publication of SOFR was released in April 2018. Whether or not SOFR attains market traction as a LIBOR replacement remains a question and the future of LIBOR at this time is uncertain. At this time, it is not possible to predict the effect of any such changes, any establishment of alternative reference rates or any other reforms to LIBOR that may be enacted. The elimination of LIBOR or any other changes or reforms to the determination or supervision of LIBOR could have an adverse impact on the market for or value of any LIBOR-linked securities, loans, and other financial obligations or extensions of credit held by or due to us or on our overall financial condition or results of operations. In addition, if LIBOR ceases to exist, we may need to renegotiate the credit agreements extending beyond 2021 with our portfolio companies that utilize LIBOR as a factor in determining the interest rate, in order to replace LIBOR with the new standard that is established, which may have an adverse effect on our overall financial condition or results of operations. Following the replacement of LIBOR, some or all of these credit agreements may bear interest a lower interest rate, which could have an adverse impact on our results of operations. Moreover, if LIBOR ceases to exist, we may need to renegotiate certain terms of our credit facilities. If we are unable to do so, amounts drawn under our credit facilities may bear interest at a higher rate, which would increase the cost of our borrowings and, in turn, affect our results of operations.

         The United Kingdom referendum decision to leave the European Union may create significant risks and uncertainty for global markets and our investments.

        The decision made in the United Kingdom referendum to leave the European Union has led to volatility in global financial markets, and in particular in the markets of the United Kingdom and across Europe, and may also lead to weakening in consumer, corporate and financial confidence in the United Kingdom and Europe. The extent and process by which the United Kingdom will exit the European Union, and the longer term economic, legal, political and social framework to be put in place between the United Kingdom and the European Union are unclear at this stage and are likely to lead to ongoing political and economic uncertainty and periods of exacerbated volatility in both the United Kingdom and in wider European markets for some time. In particular, the decision made in the United Kingdom referendum may lead to a call for similar referenda in other European jurisdictions which may cause increased economic volatility and uncertainty in the European and global markets. This volatility and uncertainty may have an adverse effect on the economy generally and on our ability, and the ability of our portfolio companies, to execute our respective strategies and to receive attractive returns.

        In particular, currency volatility may mean that our returns and the returns of our portfolio companies will be adversely affected by market movements and may make it more difficult, or more expensive, for us to implement appropriate currency hedging. Potential declines in the value of the British Pound and/or the euro against other currencies, along with the potential downgrading of the United Kingdom's sovereign credit rating, may also have an impact on the performance of any of our portfolio companies located in the United Kingdom or Europe.

Risks Related to Our Adviser and Its Affiliates

         The Adviser and its affiliates have limited experience managing a business development company.

        Our Adviser and its affiliates have limited experience managing a vehicle regulated as a business development company and may not be able to operate our business successfully or achieve our investment objective. As a result, an investment in our securities may entail more risk than the securities of a comparable company with a substantial operating history.

        The 1940 Act and the Code impose numerous constraints on the operations of business development companies and RICs that do not apply to the other types of investment vehicles previously managed by the personnel of our Adviser and its affiliates. For example, under the 1940 Act, business development companies are generally required to invest at least 70% of their total assets primarily in securities of qualifying U.S. private or thinly traded companies. Moreover, qualification for RIC tax treatment under Subchapter M of the Code requires satisfaction of source-of-income, asset diversification and other requirements. Any failure by us to comply with these provisions could prevent us from maintaining our qualification as a business development company or tax treatment as a RIC or could force us to pay unexpected taxes and penalties, which could be material. Our Adviser's and its affiliates' limited experience in managing a portfolio of assets under such constraints may hinder their ability to take advantage of attractive investment opportunities and, as a result, make it more difficult for us to achieve our investment objective.

         The Adviser and its affiliates, including our officers and some of our directors, may face conflicts of interest caused by compensation arrangements with us and our affiliates, which could result in increased risk-taking by us.

        The Adviser and its affiliates will receive substantial fees from us in return for their services. Following the Listing Date, these fees may include certain incentive fees based on the amount of appreciation of our investments. These fees could influence the advice provided to us. Generally, the more equity we sell in public offerings and the greater the risk assumed by us with respect to our investments, including through the use of leverage, the greater the potential for growth in our assets and profits, and, correlatively, the fees payable by us to our Adviser. These compensation arrangements could affect our Adviser's or its affiliates' judgment with respect to public offerings of equity and investments made by us, which allow our Adviser to earn increased asset management fees.

         The time and resources that individuals associated with our Adviser devote to us may be diverted, and we may face additional competition due to the fact that neither our Adviser nor its affiliates is prohibited from raising money for or managing another entity that makes the same types of investments that we target.

        The Adviser and its affiliates currently manage Owl Rock Capital Corporation II, Owl Rock Technology Finance Corp. and Owl Rock First Lien Master Fund and are not prohibited from raising money for and managing future investment entities that make the same or similar types of investments as those we target. As a result, the time and resources that our Adviser devotes to us may be diverted, and during times of intense activity in other investment programs they may devote less time and resources to our business than is necessary or appropriate. In addition, we may compete with any such investment entity also managed by the Adviser or its affiliates for the same investors and investment opportunities.

         The Adviser and its affiliates may face conflicts of interest with respect to services performed for issuers in which we invest.

        Our Adviser and its affiliates may provide a broad range of financial services to companies in which we invest, including providing arrangement, syndication, origination structuring and other services to our borrowers, in compliance with applicable law, and will generally be paid fees for such services. In addition, affiliates of our Adviser may act as placement agents or in similar capacities in connection with an offering of securities by one of the companies in our portfolio. Any compensation received by our Adviser or its affiliates for providing these services will not be shared with us and may be received before we realize a return on our investment. Our Adviser and its affiliates may face conflicts of interest with respect to services performed for these companies, on the one hand, and investments recommended to us, on the other hand.

         The Adviser or its affiliates may have incentives to favor their respective other accounts and clients over us, which may result in conflicts of interest that could be harmful to us.

        Because our Adviser and its affiliates manage assets for, or may in the future manage assets for, other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans, co-invest vehicles and certain high net worth individuals), certain conflicts of interest are present. For instance, the Adviser and its affiliates may receive asset management performance-based, or other fees from certain accounts that are higher than the fees received by our Adviser from us. In those instances, a portfolio manager for our Adviser has an incentive to favor the higher fee and/or performance-based fee accounts over us.

        In addition, a conflict of interest exists to the extent our Adviser, its affiliates, or any of their respective executives, portfolio managers or employees have proprietary or personal investments in other investment companies or accounts or when certain other investment companies or accounts are investment options in our Adviser's or its affiliates' employee benefit plans. In these circumstances, our Adviser has an incentive to favor these other investment companies or accounts over us. Our Board will seek to monitor these conflicts but there can be no assurances that such monitoring will fully mitigate any such conflicts.

         Our fee structure may create incentives for our Adviser to make speculative investments or use substantial leverage.

        The incentive fee payable by us to our Adviser after the Listing Date may create an incentive for our Adviser to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangements. The way in which the incentive fee is determined may encourage our Adviser to use leverage to increase the leveraged return on our investment portfolio.

        In addition, the fact that our base management fee is payable based upon our average gross assets (which includes any borrowings used for investment purposes) may encourage our Adviser to use leverage to make additional investments. Such a practice could make such investments more risky than would otherwise be the case, which could result in higher investment losses, particularly during cyclical economic downturns. Under certain circumstances, the use of substantial leverage (up to the limits prescribed by the 1940 Act) may increase the likelihood of our defaulting on our borrowings, which would be detrimental to holders of our securities.

         We may compete for capital and investment opportunities with other entities managed by our Adviser or its affiliates, subjecting our Adviser to certain conflicts of interests.

        Our Adviser will experience conflicts of interest in connection with the management of our business affairs relating to and arising from a number of matters, including: the allocation of investment opportunities by our Adviser and its affiliates; compensation to our Adviser; services that may be provided by our Adviser and its affiliates to issuers in which we invest; investments by us and other clients of our Adviser, subject to the limitations of the 1940 Act; the formation of additional investment funds managed by our Adviser; differing recommendations given by our Adviser to us versus other clients; our Adviser's use of information gained from issuers in our portfolio for investments by other clients, subject to applicable law; and restrictions on our Adviser's use of "inside information" with respect to potential investments by us.

        Specifically, we may compete for investments with affiliated business development companies or funds that are also advised by our Adviser, such as Owl Rock Capital Corporation II and Owl Rock Technology Finance Corp., subjecting our Adviser and its affiliates to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending investments on our behalf. To mitigate these conflicts, the Owl Rock Advisers will seek to execute such transactions for all of the participating investment accounts, including us, on a fair and equitable basis and in accordance with the Owl Rock Advisers allocation policy, taking into account such factors as the relative amounts of capital available for new investments; cash on hand; existing commitments and reserves; the investment programs and portfolio positions of the participating investment accounts, including portfolio construction, diversification and concentration considerations; the investment objectives, guidelines and strategies of each client; the clients for which participation is appropriate' each client's life cycle; targeted leverage level; targeted asset mix and any other factors deemed appropriate.

        We may be prohibited under the 1940 Act from participating in certain transactions with our affiliates without the prior approval of our directors who are not interested persons and, in some cases, the prior approval of the SEC. We, our Adviser and certain affiliates have been granted exemptive relief by the SEC to permit us to co-invest with other funds managed by our Adviser or certain of its affiliates, including Owl Rock Capital Corporation II and Owl Rock Technology Finance Corp., in a

manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. Pursuant to such exemptive relief, we generally are permitted to co-invest with certain of our affiliates if a "required majority" (as defined in Section 57(o) of the 1940 Act) of our independent directors make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transaction, including the consideration to be paid, are reasonable and fair to us and our shareholders and do not involve overreaching of us or our shareholders on the part of any person concerned, (2) the transaction is consistent with the interests of our shareholders and is consistent with our investment objective and strategies, and (3) the investment by our affiliates would not disadvantage us, and our participation would not be on a basis different from or less advantageous than that on which our affiliates are investing. The Owl Rock Advisers allocation policy seeks to ensure equitable allocation of investment opportunities between us, and/or other funds managed by our Adviser or its affiliates. As a result of the exemptive relief, there could be significant overlap in our investment portfolio and the investment portfolio of other funds established by the Adviser or its affiliates that could avail themselves of the exemptive relief.

         Actions by the Adviser or its affiliates on behalf of their other accounts and clients may be adverse to us and our investments and harmful to us.

        Our Adviser and its affiliates manage assets for accounts other than us, including private funds (for purposes of this section, "Adviser Funds") including, but not limited to, Owl Rock Capital Corporation II, Owl Rock Technology Finance Corp. and Owl Rock First Lien Master Fund. Actions taken by our Adviser or its affiliates on behalf of its Adviser Funds may be adverse to us and our investments, which could harm our performance. For example, we may invest in the same credit obligations as other Adviser Funds, although, to the extent permitted under the 1940 Act, our investments may include different obligations of the same issuer. Decisions made with respect to the securities held by one Adviser Fund may cause (or have the potential to cause) harm to the different class of securities of the issuer held by other Adviser Funds (including us).

         Our access to confidential information may restrict our ability to take action with respect to some investments, which, in turn, may negatively affect our results of operations.

        We, directly or through our Adviser, may obtain confidential information about the companies in which we have invested or may invest or be deemed to have such confidential information. Our Adviser may come into possession of material, non-public information through its members, officers, directors, employees, principals or affiliates. The possession of such information may, to our detriment, limit the ability of us and our Adviser to buy or sell a security or otherwise to participate in an investment opportunity. In certain circumstances, employees of our Adviser may serve as board members or in other capacities for portfolio or potential portfolio companies, which could restrict our ability to trade in the securities of such companies. For example, if personnel of our Adviser come into possession of material non-public information with respect to our investments, such personnel will be restricted by our Adviser's information-sharing policies and procedures or by law or contract from sharing such information with our management team, even where the disclosure of such information would be in our best interests or would otherwise influence decisions taken by the members of the management team with respect to that investment. This conflict and these procedures and practices may limit the freedom of our Adviser to enter into or exit from potentially profitable investments for us, which could have an adverse effect on our results of operations. Accordingly, there can be no assurance that we will be able to fully leverage the resources and industry expertise of our Adviser in the course of its duties. Additionally, there may be circumstances in which one or more individuals associated with our Adviser will be precluded from providing services to us because of certain confidential information available to those individuals or to other parts of our Adviser.

         We may be obligated to pay our Adviser incentive fees even if we incur a net loss due to a decline in the value of our portfolio and even if our earned interest income is not payable in cash.

        Upon the Listing Date, the Investment Advisory Agreement entitles our Adviser to receive an incentive fee based on our pre-incentive fee net investment income regardless of any capital losses. In such case, we may be required to pay our Adviser an incentive fee for a fiscal quarter even if there is a decline in the value of our portfolio or if we incur a net loss for that quarter.

        Any incentive fee payable by us that relates to the pre-incentive fee net investment income may be computed and paid on income that may include interest that has been accrued but not yet received or interest in the form of securities received rather than cash ("payment-in-kind" or "PIK" income"). PIK income will be included in the pre-incentive fee net investment income used to calculate the incentive fee to our Adviser even though we do not receive the income in the form of cash. If a portfolio company defaults on a loan that is structured to provide accrued interest income, it is possible that accrued interest income previously included in the calculation of the incentive fee will become uncollectible. Our Adviser is not obligated to reimburse us for any part of the incentive fee it received that was based on accrued interest income that we never receive as a result of a subsequent default.

        The quarterly incentive fee on income is recognized and paid without regard to: (i) the trend of pre-incentive fee net investment income as a percent of adjusted capital over multiple quarters in arrears which may in fact be consistently less than the quarterly preferred return, or (ii) the net income or net loss in the current calendar quarter, the current year or any combination of prior periods.

        For federal income tax purposes, we may be required to recognize taxable income in some circumstances in which we do not receive a corresponding payment in cash and to make distributions with respect to such income to maintain our tax treatment as a RIC and/or minimize corporate level U.S. federal income or excise tax. Under such circumstances, we may have difficulty distributing to our shareholders, for each taxable year, at least 90% of our "investment company taxable income," which is generally our ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses (the "Annual Distribution Requirement") necessary to maintain RIC tax treatment under the Code. This difficulty in making the required distribution may be amplified to the extent that we are required to pay the incentive fee on income with respect to such accrued income. As a result, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital, or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

         Our ability to enter into transactions with our affiliates is restricted.

        We are prohibited under the 1940 Act from participating in certain transactions with certain of our affiliates without the prior approval of a majority of our independent directors and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act, and we will generally be prohibited from buying or selling any securities from or to such affiliate on a principal basis, absent the prior approval of our Board and, in some cases, the SEC. The 1940 Act also prohibits certain "joint" transactions with certain of our affiliates, including other funds or clients advised by the Adviser or its affiliates, which in certain circumstances could include investments in the same portfolio company (whether at the same or different times to the extent the transaction involves a joint investment), without prior approval of our Board and, in some cases, the SEC. If a person acquires more than 25% of our voting securities, we will be prohibited from buying or selling any security from or to such person or certain of that person's affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates or anyone who is under common control with us. The SEC has interpreted the business development company regulations governing transactions with affiliates to prohibit certain joint transactions involving entities that share a common investment adviser. As a result of these restrictions, we may be prohibited from buying or selling any security from or to any portfolio company that is controlled by a fund managed by either of our Adviser or its affiliates without the prior approval of the SEC, which may limit the scope of investment or disposition opportunities that would otherwise be available to us.

        On February 7, 2017, we, the Adviser and certain of our affiliates received exemptive relief from the SEC to permit us to co-invest with other funds managed by the Adviser or its affiliates in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. Pursuant to such exemptive relief, we generally are permitted to co-invest with certain of our affiliates if a "required majority" (as defined in Section 57(o) of the 1940 Act) of our independent directors make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transaction, including the consideration to be paid, are reasonable and fair to us and our shareholders and do not involve overreaching of us or our shareholders on the part of any person concerned, (2) the transaction is consistent with the interests of our shareholders and is consistent with our investment objective and strategies, and (3) the investment by our affiliates would not disadvantage us, and our participation would not be on a basis different from or less advantageous than that on which our affiliates are investing.

        In situations when co-investment with the Adviser's or its affiliates' other clients is not permitted under the 1940 Act and related rules, existing or future staff guidance, or the terms and conditions of the exemptive relief granted to us by the SEC, our Adviser will need to decide which client or clients will proceed with the investment.

        Generally, we will not be entitled to make a co-investment in these circumstances and, to the extent that another client elects to proceed with the investment, we will not be permitted to participate. Moreover, except in certain circumstances, we will not invest in any issuer in which an affiliate's other client holds a controlling interest.

         We may make investments that could give rise to a conflict of interest.

        We do not expect to invest in, or hold securities of, companies that are controlled by an affiliate's other clients. However, our Adviser or an affiliate's other clients may invest in, and gain control over, one of our portfolio companies. If our Adviser or an affiliate's other client, or clients, gains control over one of our portfolio companies, it may create conflicts of interest and may subject us to certain restrictions under the 1940 Act. As a result of these conflicts and restrictions our Adviser may be unable to implement our investment strategies as effectively as they could have in the absence of such conflicts or restrictions. For example, as a result of a conflict or restriction, our Adviser may be unable to engage in certain transactions that it would otherwise pursue. In order to avoid these conflicts and restrictions, our Adviser may choose to exit such investments prematurely and, as a result, we may forego any positive returns associated with such investments. In addition, to the extent that an affiliate's other client holds a different class of securities than us as a result of such transactions, our interests may not be aligned.

         The recommendations given to us by our Adviser may differ from those rendered to their other clients.

        Our Adviser and its affiliates may give advice and recommend securities to other clients which may differ from advice given to, or securities recommended or bought for, us even though such other clients' investment objectives may be similar to ours, which could have an adverse effect on our business, financial condition and results of operations.

         Our Adviser's liability is limited under the Investment Advisory Agreement, and we are required to indemnify our Adviser against certain liabilities, which may lead our Adviser to act in a riskier manner on our behalf than it would when acting for its own account.

        Our Adviser has not assumed any responsibility to us other than to render the services described in the Investment Advisory Agreement (and, separately, under the Administration Agreement), and it will not be responsible for any action of our Board in declining to follow our Adviser's advice or recommendations. Pursuant to the Investment Advisory Agreement, our Adviser and its directors, officers, shareholders, members, agents, employees, controlling persons, and any other person or entity affiliated with, or acting on behalf of our Adviser will not be liable to us for their acts under the Investment Advisory Agreement, absent willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. We have also agreed to indemnify, defend and protect our Adviser and its directors, officers, shareholders, members, agents, employees, controlling persons and any other person or entity affiliated with, or acting on behalf of our Adviser with respect to all damages, liabilities, costs and expenses resulting from acts of our Adviser not arising out of willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. These protections may lead our Adviser to act in a riskier manner when acting on our behalf than it would when acting for its own account. However, in accordance with Section 17(i) of the 1940 Act, neither the Adviser nor any of its affiliates, directors, officers, members, employees, agents, or representatives may be protected against any liability to us or our investors to which it would otherwise be subject by reason of willful malfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of its office. These protections may lead our Adviser to act in a riskier manner when acting on our behalf than it would when acting for its own account.

         The Adviser's failure to comply with pay-to-play laws, regulations and policies could have an adverse effect on the Adviser, and thus, us.

        A number of U.S. states and municipal pension plans have adopted so-called "pay-to-play" laws, regulations or policies which prohibit, restrict or require disclosure of payments to (and/or certain contacts with) state officials by individuals and entities seeking to do business with state entities, including those seeking investments by public retirement funds. The SEC has adopted a rule that, among other things, prohibits an investment adviser from providing advisory services for compensation to a government client for two years after the adviser or certain of its executives or employees makes a contribution to certain elected officials or candidates. If the Adviser, any of its employees or affiliates or any service provider acting on its behalf, fails to comply with such laws, regulations or policies, such non-compliance could have an adverse effect on the Adviser, and thus, us.

Risks Related to Business Development Companies

         The requirement that we invest a sufficient portion of our assets in qualifying assets could preclude us from investing in accordance with our current business strategy; conversely, the failure to invest a sufficient portion of our assets in qualifying assets could result in our failure to maintain our status as a business development company.

        As a business development company, the 1940 Act prohibits us from acquiring any assets other than certain qualifying assets unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. Therefore, we may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets. Conversely, if we fail to invest a sufficient portion of our assets in qualifying assets, we could lose our status as a business development company, which would have a material adverse effect on our business, financial condition and results of operations. Similarly, these rules could prevent us from making additional investments in existing portfolio companies, which could result in the dilution of our position, or could require us to dispose of investments at an inopportune time to comply with the 1940 Act. If we were forced to sell non-qualifying investments in the portfolio for compliance purposes, the proceeds from such sale could be significantly less than the current value of such investments.

         Failure to maintain our status as a business development company would reduce our operating flexibility.

        If we do not remain a business development company, we might be regulated as a closed-end investment company under the 1940 Act, which would subject us to substantially more regulatory restrictions and correspondingly decrease our operating flexibility.

         Regulations governing our operation as a business development company and RIC affect our ability to raise capital and the way in which we raise additional capital or borrow for investment purposes, which may have a negative effect on our growth. As a business development company, the necessity of raising additional capital may expose us to risks, including risks associated with leverage.

        As a result of the Annual Distribution Requirement to qualify for tax treatment as a RIC, we may need to access the capital markets periodically to raise cash to fund new investments in portfolio companies. Currently, we may issue "senior securities," including borrowing money from banks or other financial institutions only in amounts such the ratio of our total assets (less total liabilities other than indebtedness represented by senior securities) to our total indebtedness represented by senior securities plus preferred stock, if any, equals at least 200% (or 150% if certain requirements are met) after such incurrence or issuance. If we issue senior securities, we will be exposed to risks associated with leverage, including an increased risk of loss. Our ability to issue different types of securities is also limited. Compliance with RIC distribution requirements may unfavorably limit our investment opportunities and reduce our ability in comparison to other companies to profit from favorable spreads between the rates at which we can borrow and the rates at which we can lend. Therefore, we intend to seek to continuously issue equity securities, which may lead to shareholder dilution.

        We may borrow to fund investments. If the value of our assets declines, we may be unable to satisfy the asset coverage test under the 1940 Act, which would prohibit us from paying distributions and could prevent us from qualifying for tax treatment as a RIC, which would generally result in a corporate-level U.S. federal income tax on any income and net gains. If we cannot satisfy the asset coverage test, we may be required to sell a portion of our investments and, depending on the nature of our debt financing, repay a portion of our indebtedness at a time when such sales may be disadvantageous.

        In addition, we anticipate that as market conditions permit, we may securitize our loans to generate cash for funding new investments. To securitize loans, we may create a wholly owned subsidiary, contribute a pool of loans to the subsidiary and have the subsidiary issue primarily investment grade debt securities to purchasers who would be expected to be willing to accept a substantially lower interest rate than the loans earn. We would retain all or a portion of the equity in the securitized pool of loans. Our retained equity would be exposed to any losses on the portfolio of loans before any of the debt securities would be exposed to such losses.

Risks Related to Our Investments

         Our investments in portfolio companies may be risky, and we could lose all or part of our investments.

        Our strategy focuses primarily on originating and making loans to, and making debt and equity investments in, U.S. middle market companies, with a focus on originated transactions sourced through the networks of our Adviser. Short transaction closing timeframes associated with originated transactions coupled with added tax or accounting structuring complexity and international transactions may result in higher risk in comparison to non-originated transactions.

        First-Lien Debt.    When we make a first-lien loan, we generally take a security interest in the available assets of the portfolio company, including the equity interests of its subsidiaries, which we expect to help mitigate the risk that we will not be repaid. However, there is a risk that the collateral securing our loans may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise, and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital. In some circumstances, our lien is, or could become, subordinated to claims of other creditors. Consequently, the fact that a loan is secured does not guarantee that we will receive principal and interest payments according to the loan's terms, or at all, or that we will be able to collect on the loan should we need to enforce our remedies.

        Unitranche Loans—In addition, in connection with any unitranche loans (including "last out" portions of such loans) in which we may invest, we would enter into agreements among lenders. Under these agreements, our interest in the collateral of the first-lien loans may rank junior to those of other lenders in the loan under certain circumstances. This may result in greater risk and loss of principal on these loans.

        Second-Lien and Mezzanine Debt.    Our investments in second-lien and mezzanine debt generally are subordinated to senior loans and will either have junior security interests or be unsecured. As such, other creditors may rank senior to us in the event of insolvency. This may result in greater risk and loss of principal.

        Equity Investments.    When we invest in first-lien debt, second-lien debt or mezzanine debt, we may acquire equity securities, such as warrants, options and convertible instruments, as well. In addition, we may invest directly in the equity securities of portfolio companies. We seek to dispose of these equity interests and realize gains upon our disposition of these interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

        Most debt securities in which we intend to invest will not be rated by any rating agency and, if they were rated, they would be rated as below investment grade quality and are commonly referred to as "high yield" or "junk". Debt securities rated below investment grade quality are generally regarded as having predominantly speculative characteristics and may carry a greater risk with respect to a borrower's capacity to pay interest and repay principal. In addition, some of the loans in which we may invest may be "covenant-lite" loans. We use the term "covenant-lite" loans to refer generally to loans that do not have a complete set of financial maintenance covenants. Generally, "covenant-lite" loans provide borrower companies more freedom to negatively impact lenders because their covenants are incurrence-based, which means they are only tested and can only be breached following an affirmative action of the borrower, rather than by a deterioration in the borrower's financial condition. Accordingly, to the extent we invest in "covenant-lite" loans, we may have fewer rights against a borrower and may have a greater risk of loss on such investments as compared to investments in or exposure to loans with financial maintenance covenants.

         We may invest through joint ventures, partnerships or other special purpose vehicles and our investments through these vehicles may entail greater risks, or risks that we otherwise would not incur, if we otherwise made such investments directly.

        We may make indirect investments in portfolio companies through joint ventures, partnerships or other special purpose vehicles ("Investment Vehicles") including Sebago Lake LLC. In general, the risks associated with indirect investments in portfolio companies through a joint venture, partnership or other special purpose vehicle are similar to those associated with a direct investment in a portfolio company. While we intend to analyze the credit and business of a potential portfolio company in determining whether to make an investment in an Investment Vehicle, we will nonetheless be exposed to the creditworthiness of the Investment Vehicle. In the event of a bankruptcy proceeding against the portfolio company, the assets of the portfolio company may be used to satisfy its obligations prior to the satisfaction of our investment in the Investment Vehicle (i.e., our investment in the Investment Vehicle could be structurally subordinated to the other obligations of the portfolio company). In addition, if we are to invest in an Investment Vehicle, we may be required to rely on our partners in the Investment Vehicle when making decisions regarding such Investment Vehicle's investments, accordingly, the value of the investment could be adversely affected if our interests diverge from those of our partners in the Investment Vehicle.

         If the assets securing the loans that we make decrease in value, then we may lack sufficient collateral to cover losses.

        To attempt to mitigate credit risks, we intend to take a security interest in the available assets of our portfolio companies. There is no assurance that we will obtain or properly perfect our liens.

        There is a risk that the collateral securing our loans may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of a portfolio company to raise additional capital. In some circumstances, our lien could be subordinated to claims of other creditors. Consequently, the fact that a loan is secured does not guarantee that we will receive principal and interest payments according to the loan's terms, or that we will be able to collect on the loan should we be forced to enforce our remedies.

         We may suffer a loss if a portfolio company defaults on a loan and the underlying collateral is not sufficient.

        In the event of a default by a portfolio company on a secured loan, we will only have recourse to the assets collateralizing the loan. If the underlying collateral value is less than the loan amount, we will suffer a loss. In addition, we may make loans that are unsecured, which are subject to the risk that other lenders may be directly secured by the assets of the portfolio company. In the event of a default, those collateralized lenders would have priority over us with respect to the proceeds of a sale of the underlying assets. In cases described above, we may lack control over the underlying asset collateralizing our loan or the underlying assets of the portfolio company prior to a default, and as a result the value of the collateral may be reduced by acts or omissions by owners or managers of the assets.

        In the event of bankruptcy of a portfolio company, we may not have full recourse to its assets in order to satisfy our loan, or our loan may be subject to "equitable subordination." This means that depending on the facts and circumstances, including the extent to which we actually provided significant "managerial assistance," if any, to that portfolio company, a bankruptcy court might re-characterize our debt holding and subordinate all or a portion of our claim to that of other creditors. In addition, certain of our loans are subordinate to other debt of the portfolio company. If a portfolio company defaults on our loan or on debt senior to our loan, or in the event of a portfolio company bankruptcy, our loan will be satisfied only after the senior debt receives payment. Where debt senior to our loan exists, the presence of intercreditor arrangements may limit our ability to amend our loan documents, assign our loans, accept prepayments, exercise our remedies (through "standstill" periods) and control decisions made in bankruptcy proceedings relating to the portfolio company. Bankruptcy and portfolio company litigation can significantly increase collection losses and the time needed for us to acquire the underlying collateral in the event of a default, during which time the collateral may decline in value, causing us to suffer losses.

        If the value of collateral underlying our loan declines or interest rates increase during the term of our loan, a portfolio company may not be able to obtain the necessary funds to repay our loan at maturity through refinancing. Decreasing collateral value and/or increasing interest rates may hinder a portfolio company's ability to refinance our loan because the underlying collateral cannot satisfy the debt service coverage requirements necessary to obtain new financing. If a borrower is unable to repay our loan at maturity, we could suffer a loss which may adversely impact our financial performance.

         The credit ratings of certain of our investments may not be indicative of the actual credit risk of such rated instruments.

        Rating agencies rate debt securities based upon their assessment of the likelihood of the receipt of principal and interest payments. Rating agencies do not consider the risks of fluctuations in market value or other factors that may influence the value of debt securities. Therefore, the credit rating assigned to a particular instrument may not fully reflect the true risks of an investment in such instrument. Credit rating agencies may change their methods of evaluating credit risk and determining ratings. These changes may occur quickly and often. While we may give some consideration to ratings, ratings may not be indicative of the actual credit risk of our investments in rated instruments.

         Prepayments of our debt investments by our portfolio companies could adversely impact our results of operations and reduce our return on equity.

        We are subject to the risk that the investments we make in our portfolio companies may be repaid prior to maturity. When this occurs, we will generally reinvest these proceeds in temporary investments, pending their future investment in new portfolio companies. These temporary investments will typically have substantially lower yields than the debt being prepaid and we could experience significant delays in reinvesting these amounts. Any future investment in a new portfolio company may also be at lower yields than the debt that was repaid. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elect to prepay amounts owed to us. Additionally, prepayments, net of prepayment fees, could negatively impact our return on equity. This risk will be more acute when interest rates decrease, as we may be unable to reinvest at rates as favorable as when we made our initial investment.

         A redemption of convertible securities held by us could have an adverse effect on our ability to achieve our investment objective.

        A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by us is called for redemption, we will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on our ability to achieve our investment objective.

         To the extent original issue discount (OID) and payment-in-kind (PIK) interest income constitute a portion of our income, we will be exposed to risks associated with the deferred receipt of cash representing such income.

        Our investments may include OID and PIK instruments. To the extent OID and PIK constitute a portion of our income, we will be exposed to risks associated with such income being required to be included in income for financial reporting purposes in accordance with U.S. generally accepted accounting principles ("U.S. GAAP") and taxable income prior to receipt of cash, including the following:

  •
  Original issue discount instruments may have unreliable valuations because the accruals require judgments about collectability or deferred payments and the value of any associated collateral;

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  Original issue discount instruments may create heightened credit risks because the inducement to the borrower to accept higher interest rates in exchange for the deferral of cash payments typically represents, to some extent, speculation on the part of the borrower;

  •
  For U.S. GAAP purposes, cash distributions to shareholders that include a component of OID income do not come from paid-in capital, although they may be paid from the offering proceeds. Thus, although a distribution of OID income may come from the cash invested by the shareholders, the 1940 Act does not require that shareholders be given notice of this fact;

  •
  The presence of OID and PIK creates the risk of non-refundable cash payments to our Adviser in the form of incentive fees on income based on non-cash OID and PIK accruals that may never be realized; and

  •
  In the case of PIK, "toggle" debt, which gives the issuer the option to defer an interest payment in exchange for an increased interest rate in the future, the PIK election has the simultaneous effect of increasing the investment income, thus increasing the potential for realizing incentive fees.

         Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

        Our strategy focuses on investing primarily in the debt of privately owned U.S. companies with a focus on originated transactions sourced through the networks of our Adviser. Our portfolio companies may have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt in which we invest. By their terms, such debt instruments may entitle the holders to receive payment of interest or principal on or before the dates on which we are entitled to receive payments with respect to the debt instruments in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, any holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt instruments in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company and our portfolio company may not have sufficient assets to pay all equally ranking credit even if we hold senior, first-lien debt.

         If we cannot obtain debt financing or equity capital on acceptable terms, our ability to acquire investments and to expand our operations will be adversely affected.

        The net proceeds from the sale of our shares will be used for our investment opportunities, and, if necessary, the payment of operating expenses and the payment of various fees and expenses such as base management fees, incentive fees, other fees and distributions. Any working capital reserves we maintain may not be sufficient for investment purposes, and we may require additional debt financing or equity capital to operate. We are required to distribute at least 90% of our net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to our shareholders to maintain our tax treatment as a RIC. Accordingly, in the event that we need additional capital in the future for investments or for any other reason we may need to access the capital markets periodically to issue debt or equity securities or borrow from financial institutions in order to obtain such additional capital. These sources of funding may not be available to us due to unfavorable economic conditions, which could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. Consequently, if we cannot obtain further debt or equity financing on acceptable terms, our ability to acquire additional investments and to expand our operations will be adversely affected. As a result, we would be less able to diversify our portfolio and achieve our investment objective, which may negatively impact our results of operations and reduce our ability to make distributions to our shareholders.

         Subordinated liens on collateral securing debt investments that we may make to portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us.

        Certain debt investments that we will make in portfolio companies will be secured on a second priority lien basis by the same collateral securing senior debt of such companies. We also make debt investments in portfolio companies secured on a first priority basis. The first priority liens on the collateral will secure the portfolio company's obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the portfolio company under the agreements governing the debt. In the event of a default, the holders of obligations secured by the first priority liens on the collateral will generally control the liquidation of and be entitled to receive proceeds from any realization of the collateral to repay their obligations in full before us. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the debt obligations secured by the first priority or second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds are not sufficient to repay amounts outstanding under the debt obligations secured by the first priority or second priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the portfolio company's remaining assets, if any.

        We may also make unsecured debt investments in portfolio companies, meaning that such investments will not benefit from any interest in collateral of such companies. Liens on any such portfolio company's collateral, if any, will secure the portfolio company's obligations under its outstanding secured debt and may secure certain future debt that is permitted to be incurred by the portfolio company under its secured debt agreements. The holders of obligations secured by such liens will generally control the liquidation of, and be entitled to receive proceeds from, any realization of such collateral to repay their obligations in full before us. In addition, the value of such collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from sales of such collateral would be sufficient to satisfy our unsecured debt obligations after payment in full of all secured debt obligations. If such proceeds were not sufficient to repay the outstanding secured debt obligations, then our unsecured claims would rank equally with the unpaid portion of such secured creditors' claims against the portfolio company's remaining assets, if any.

        The rights we may have with respect to the collateral securing the debt investments we make in our portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more inter-creditor agreements that we enter into with the holders of senior debt. Under such an inter-creditor agreement, at any time obligations that have the benefit of the first priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first priority liens: the ability to cause the commencement of enforcement proceedings against the collateral; the ability to control the conduct of such proceedings; the approval of amendments to collateral documents; releases of liens on the collateral; and waivers of past defaults under collateral documents. We may not have the ability to control or direct such actions, even if our rights are adversely affected.

         Certain of our investments may be adversely affected by laws relating to fraudulent conveyance or voidable preferences.

        Certain of our investments could be subject to federal bankruptcy law and state fraudulent transfer laws, which vary from state to state, if the debt obligations relating to certain investments were issued with the intent of hindering, delaying or defrauding creditors or, in certain circumstances, if the issuer receives less than reasonably equivalent value or fair consideration in return for issuing such debt obligations. If the debt proceeds are used for a buyout of shareholders, this risk is greater than if the debt proceeds are used for day-to-day operations or organic growth. If a court were to find that the issuance of the debt obligations was a fraudulent transfer or conveyance, the court could void or otherwise refuse to recognize the payment obligations under the debt obligations or the collateral supporting such obligations, further subordinate the debt obligations or the liens supporting such obligations to other existing and future indebtedness of the issuer or require us to repay any amounts received by us with respect to the debt obligations or collateral. In the event of a finding that a fraudulent transfer or conveyance occurred, we may not receive any repayment on such debt obligations.

        Under certain circumstances, payments to us and distributions by us to our shareholders may be reclaimed if any such payment or distribution is later determined to have been a fraudulent conveyance, preferential payment or similar transaction under applicable bankruptcy and insolvency laws. Furthermore, investments in restructurings may be adversely affected by statutes relating to, among other things, fraudulent conveyances, voidable preferences, lender liability and the court's discretionary power to disallow, subordinate or disenfranchise particular claims or recharacterize investments made in the form of debt as equity contributions.

         There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

        Although we intend to structure certain of our investments as senior debt, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, including the extent to which we provided managerial assistance to that portfolio company or a representative of us or our Adviser sat on the board of directors of such portfolio company, a bankruptcy court might recharacterize our debt investment and subordinate all or a portion of our claim to that of other creditors. In situations where a bankruptcy carries a high degree of political significance, our legal rights may be subordinated to other creditors.

        In addition, a number of U.S. judicial decisions have upheld judgments obtained by borrowers against lending institutions on the basis of various evolving legal theories, collectively termed "lender liability." Generally, lender liability is founded on the premise that a lender has violated a duty (whether implied or contractual) of good faith, commercial reasonableness and fair dealing, or a similar duty owed to the borrower or has assumed an excessive degree of control over the borrower resulting in the creation of a fiduciary duty owed to the borrower or its other creditors or shareholders. Because of the nature of our investments in portfolio companies (including that, as a business development company, we may be required to provide managerial assistance to those portfolio companies if they so request upon our offer), we may be subject to allegations of lender liability.

         We generally will not control the business operations of our portfolio companies and, due to the illiquid nature of our holdings in our portfolio companies, we may not be able to dispose of our interests in our portfolio companies.

        We do not currently, and do not expect in the future to control most of our portfolio companies, although we may have board representation or board observation rights, and our debt agreements may impose certain restrictive covenants on our borrowers. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree and the management of such company, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve our interests as a debt investor. Due to the lack of liquidity for our investments in private companies, we may not be able to dispose of our interests in our portfolio companies as readily as we would like or at a favorable value. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings.

         We will be exposed to risks associated with changes in interest rates.

        General interest rate fluctuations may have a substantial negative impact on our investments and investment opportunities and, accordingly, may have a material adverse effect on our ability to achieve our investment objective and the rate of return on invested capital. Because we may borrow money to make investments, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest these funds. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income.

        Many of our debt investments are based on floating interest rates, such as LIBOR, EURIBOR, the Federal Funds Rate or the Prime Rate, that reset on a periodic basis, and that many of our investments will be subject to interest rate floors. A reduction in the interest rates on new investments relative to interest rates on current investments could have an adverse impact on our net investment income, which also could be negatively impacted by our borrowers making prepayments on their loans. On the other hand, an increase in interest rates could increase the interest repayment obligations of our borrowers and result in challenges to their financial performance and ability to repay their obligations. In addition, our cost of funds likely will increase because the interest rates on the majority of amounts we may borrow are likely to be floating, which could reduce our net investment income to the extent any debt investments have fixed interest rates, and the interest rate on investments with an interest rate floor will not increase until interest rates exceed the applicable floor.

        Trading prices for debt that pays a fixed rate of return tend to fall as interest rates rise. Trading prices tend to fluctuate more for fixed-rate securities that have longer maturities. Moreover, an increase in interest rates available to investors could make investment in our common stock less attractive if we are not able to increase our dividend rate, which could reduce the value of our common stock. Federal Reserve policy, including with respect to certain interest rates and the decision to end its quantitative easing policy, may also adversely affect the value, volatility and liquidity of dividend- and interest-paying securities. Market volatility, rising interest rates and/or a return to unfavorable economic conditions could adversely affect our business.
        We may enter into certain hedging transactions, such as interest rate swap agreements, in an effort to mitigate our exposure to adverse fluctuations in interest rates and we may increase our floating rate investments to position the portfolio for rate increases. However, we cannot assure you that such transactions will be successful in mitigating our exposure to interest rate risk or if we will enter into such interest rate hedges. Hedging transactions may also limit our ability to participate in the benefits of lower interest rates with respect to our portfolio investments.

        We will not have a policy governing the maturities of our investments. This means that we are subject to greater risk (other things being equal) than a fund invested solely in shorter-term securities. A decline in the prices of the debt we own could adversely affect our net asset value. Also, an increase in interest rates available to investors could make an investment in our common stock less attractive if we are not able to increase our dividend rate.

        To the extent that we make floating rate debt investments, a rise in the general level of interest rates would lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates may result in an increase in the amount of the Incentive Fee payable to the Adviser.

         International investments create additional risks.

        We may make investments in portfolio companies that are domiciled outside of the United States. Pursuant to our investment policies, we will not invest more than 20% of our total assets in companies whose principal place of business is outside the United States. Our investments in foreign portfolio companies are deemed "non-qualifying assets", which means that, as required by the 1940 Act, such investments, along with other investments in non-qualifying assets, may not constitute more than 30% of our total assets at the time of our acquisition of any such asset, after giving effect to the acquisition. Notwithstanding the limitation on our ownership of foreign portfolio companies, such investments subject us to many of the same risks as our domestic investments, as well as certain additional risks, including the following:

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  foreign governmental laws, rules and policies, including those relating to taxation and bankruptcy and restricting the ownership of assets in the foreign country or the repatriation of profits from the foreign country to the United States and any adverse changes in these laws;

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  foreign currency devaluations that reduce the value of and returns on our foreign investments;

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  adverse changes in the availability, cost and terms of investments due to the varying economic policies of a foreign country in which we invest;

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  adverse changes in tax rates, the tax treatment of transaction structures and other changes in operating expenses of a particular foreign country in which we invest;

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  the assessment of foreign-country taxes (including withholding taxes, transfer taxes and value added taxes, any or all of which could be significant) on income or gains from our investments in the foreign country;

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  changes that adversely affect the social, political and/or economic stability of a foreign country in which we invest;

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  high inflation in the foreign countries in which we invest, which could increase the costs to us of investing in those countries;

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  deflationary periods in the foreign countries in which we invest, which could reduce demand for our assets in those countries and diminish the value of such investments and the related investment returns to us; and

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  legal and logistical barriers in the foreign countries in which we invest that materially and adversely limit our ability to enforce our contractual rights with respect to those investments.

        In addition, we may make investments in countries whose governments or economies may prove unstable. Certain of the countries in which we may invest may have political, economic and legal systems that are unpredictable, unreliable or otherwise inadequate with respect to the implementation, interpretation and enforcement of laws protecting asset ownership and economic interests. In some of the countries in which we may invest, there may be a risk of nationalization, expropriation or confiscatory taxation, which may have an adverse effect on our portfolio companies in those countries and the rates of return that we are able to achieve on such investments. We may also lose the total value of any investment which is nationalized, expropriated or confiscated. The financial results and investment opportunities available to us, particularly in developing countries and emerging markets, may be materially and adversely affected by any or all of these political, economic and legal risks.

         We expose ourselves to risks when we engage in hedging transactions.

        We have entered, and may in the future enter, into hedging transactions, which may expose us to risks associated with such transactions. We may seek to utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates and the relative value of certain debt securities from changes in market interest rates. Use of these hedging instruments may include counter-party credit risk. To the extent we have non-U.S. investments, particularly investments denominated in non-U.S. currencies, our hedging costs will increase.

        Hedging against a decline in the values of our portfolio positions would not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions were to decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for gain if the values of the underlying portfolio positions were to increase. It also may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price.

        The success of our hedging strategy will depend on our ability to correctly identify appropriate exposures for hedging. In connection with our 2023 Notes and 2024 Notes, which bear interest at fixed rates, we entered into interest rate swaps to continue to align the interest rates of our liabilities with our investment portfolio, which consists of predominately floating rate loans. However, unanticipated changes in currency exchange rates or other exposures that we might hedge may result in poorer overall investment performance than if we had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary, as may the time period in which the hedge is effective relative to the time period of the related exposure.

        For a variety of reasons, we may not seek to (or be able to) establish a perfect correlation between such hedging instruments and the positions being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations. Income derived from hedging transactions also is not eligible to be distributed to non-U.S. stockholders free from withholding taxes. Changes to the regulations applicable to the financial instruments we use to accomplish our hedging strategy could affect the effectiveness of that strategy. See "—Risks Related to Our Investments—The new market structure applicable to derivatives imposed by the Dodd-Frank Act may affect our ability to use over-the-counter ("OTC") derivatives." and "—Risks Related to Our Investments—We will be exposed to risks associated with changes in interest rates."

        Finally, the SEC has issued a proposed rule, Rule 18f-4, that if adopted would potentially constrain our ability to use swaps and other derivatives. Among other requirements, the proposed rule could potentially force us to reduce our use of leverage if our aggregate exposure to swap or derivative positions, together with outstanding leverage and any financial commitments to our portfolio companies, exceeds 150 percent of our net asset value, absent an assessment that our use of derivatives reduces our actual portfolio risk. In addition, we may be required under the proposed rule to carry sufficient cash and cash equivalents to meet our actual, and in some cases, expected future, obligations under any swaps or derivatives we currently have in place, which could cause the returns on our overall portfolio to be lower as a result. We cannot assure you when or if the proposed rule will be adopted by the SEC, and if adopted, whether the final rule will similarly constrain our ability to utilize swaps and derivatives in the future.

         The new market structure applicable to derivatives imposed by the Dodd-Frank Act may affect our ability to use over-the-counter ("OTC") derivatives for hedging purposes.

        The Dodd-Frank Act enacted, and the U.S. Commodity Futures Trading Commission ("CFTC") and SEC have issued or proposed rules to implement, both broad new regulatory requirements and broad new structural requirements applicable to OTC derivatives markets and, to a lesser extent, listed commodity futures (and futures options) markets. Similar changes are in the process of being implemented in other major financial markets.

        Recent and anticipated regulatory changes require that certain types of OTC derivatives, including those that we may use for hedging activities, including interest rate and credit default swaps, be cleared and traded on regulated platforms, and these regulatory changes are expected to apply to foreign exchange transactions in the future. U.S. regulators have also adopted rules requiring us to post collateral with respect to cleared OTC derivatives (such as the interest rate swaps we entered into in connection the 2023 Notes and the 2024 Notes) and rules imposing margin requirements for OTC derivatives executed with registered swap dealers that are not cleared. The margin requirements for cleared and uncleared OTC derivatives may require that our Adviser, in order to maintain its exemption from commodity pool operator ("CPO") registration under the CFTC No-Action Letter 12-40, limit our ability to enter into hedging transactions or to obtain synthetic investment exposures, in either case adversely affecting our ability to mitigate risk. Furthermore, any failure by us to fulfill any collateral requirement (e.g., a so-called "margin call") may result in a default and could have a material adverse impact on its business, financial condition and results of operations.

        The Dodd-Frank Act also imposed requirements relating to real-time public and regulatory reporting of OTC derivative transactions, enhanced documentation requirements, position limits on an expanded array of derivatives, and recordkeeping requirements. Taken as a whole, these changes could significantly increase the cost of using uncleared OTC derivatives to hedge risks, including interest rate and foreign exchange risk; reduce the level of exposure we are able to obtain for risk management purposes through OTC derivatives (including as the result of the CFTC imposing position limits on additional products); reduce the amounts available to us to make non-derivatives investments; impair liquidity in certain OTC derivatives; and adversely affect the quality of execution pricing obtained by us, all of which could adversely impact our investment returns.

         We may enter into total return swaps that would expose us to certain risks, including market risk, liquidity risk and other risks similar to those associated with the use of leverage.

        A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in the market value of the assets underlying the total return swap, which may include a specified security or loan, basket of securities or loans or securities or loan indices during the specified period, in return for periodic payments based on a fixed or variable interest rate. A total return swap is typically used to obtain exposure to a security, loan or market without owning or taking physical custody of such security or loan or investing directly in such market. A total return swap may effectively add leverage to our portfolio because, in addition to our total net assets, we would be subject to investment exposure on the amount of securities or loans subject to the total return swap. A total return swap is also subject to the risk that a counterparty will default on its payment obligations thereunder or that we will not be able to meet our obligations to the counterparty. In addition, because a total return swap is a form of synthetic leverage, such arrangements are subject to risks similar to those associated with the use of leverage.

         Defaults by our portfolio companies could jeopardize a portfolio company's ability to meet its obligations under the debt or equity investments that we hold which could harm our operating results.

        A portfolio company's failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its debt financing and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio company's ability to meet its obligations under the debt or equity investments that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company. In addition, some of the loans in which we may invest may be "covenant-lite" loans. We use the term "covenant-lite" loans to refer generally to loans that do not have a complete set of financial maintenance covenants. Generally, "covenant-lite" loans provide borrower companies more freedom to negatively impact lenders because their covenants are incurrence-based, which means they are only tested and can only be breached following an affirmative action of the borrower, rather than by a deterioration in the borrower's financial condition. Accordingly, to the extent we invest in "covenant-lite" loans, we may have fewer rights against a borrower and may have a greater risk of loss on such investments as compared to investments in or exposure to loans with financial maintenance covenants.

        As part of our lending activities, we may in certain opportunistic circumstances originate loans to companies that are experiencing significant financial or business difficulties, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Any such investment would involve a substantial degree of risk. In any reorganization or liquidation proceeding relating to a company that we fund, we may lose all or part of the amounts advanced to the borrower or may be required to accept collateral with a value less than the amount of the loan advanced by us to the borrower.

         Our portfolio may be focused on a limited number of portfolio companies or industries, which will subject us to a risk of significant loss if any of these companies defaults on its obligations under any of its debt instruments or if there is a downturn in a particular industry.

        Beyond the asset diversification requirements associated with our qualification as a RIC for U.S. federal income tax purposes, we do not have fixed guidelines for diversification. While we are not targeting any specific industries, our investments may be focused on relatively few industries. As a result, the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment. Additionally, a downturn in any particular industry in which we are invested could significantly affect our aggregate returns.

         We cannot guarantee that we will be able to obtain various required licenses in U.S. states or in any other jurisdiction where they may be required in the future.

        We are required to have and may be required in the future to obtain various state licenses to, among other things, originate commercial loans, and may be required to obtain similar licenses from other authorities, including outside of the United States, in the future in connection with one or more investments. Applying for and obtaining required licenses can be costly and take several months. We cannot assure you that we will maintain or obtain all of the licenses that we need on a timely basis. We also are and will be subject to various information and other requirements to maintain and obtain these licenses, and we cannot assure you that we will satisfy those requirements. Our failure to maintain or obtain licenses that we require, now or in the future, might restrict investment options and have other adverse consequences.

         An investment strategy focused primarily on privately held companies presents certain challenges, including the lack of available information about these companies.

        We invest primarily in privately held companies. Investments in private companies pose certain incremental risks as compared to investments in public companies including that they:

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  have reduced access to the capital markets, resulting in diminished capital resources and ability to withstand financial distress;

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  may have limited financial resources and may be unable to meet their obligations under their debt obligations that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of our realizing any guarantees we may have obtained in connection with our investment;

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  may have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors' actions and changing market conditions, as well as general economic downturns;

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  are more likely to depend on the management talents and efforts of a small group of persons and, therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on the company and, in turn, on us; and

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  generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position.

        In addition, investments in private companies tend to be less liquid. The securities of private companies are not publicly traded or actively traded on the secondary market and are, instead, traded on a privately negotiated over-the-counter secondary market for institutional investors. These over-the-counter secondary markets may be inactive during an economic downturn or a credit crisis and in any event often have lower volumes than publicly traded securities even in normal market conditions. In addition, the securities in these companies will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. If there is no readily available market for these investments, we are required to carry these investments at fair value as determined by our Board. As a result, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments. We may also face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we, our Adviser or any of its affiliates have material nonpublic information regarding such portfolio company or where the sale would be an impermissible joint transaction under the 1940 Act. The reduced liquidity of our investments may make it difficult for us to dispose of them at a favorable price, and, as a result, we may suffer losses.

        Finally, little public information generally exists about private companies and these companies may not have third-party credit ratings or audited financial statements. We must therefore rely on the ability of our Adviser to obtain adequate information through due diligence to evaluate the creditworthiness and potential returns from investing in these companies, and to monitor the activities and performance of these investments. To the extent that we (or other clients of the Adviser) may hold a larger number of investments, greater demands will be placed on the Adviser's time, resources and personnel in monitoring such investments, which may result in less attention being paid to any individual investment and greater risk that our investment decisions may not be fully informed. Additionally, these companies and their financial information will not generally be subject to the Sarbanes-Oxley Act of 2002 and other rules that govern public companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments.

         Certain investment analyses and decisions by the Adviser may be required to be undertaken on an expedited basis.

        Investment analyses and decisions by the Adviser may be required to be undertaken on an expedited basis to take advantage of certain investment opportunities. While we generally will not seek to make an investment until the Adviser has conducted sufficient due diligence to make a determination as to the acceptability of the credit quality of the investment and the underlying issuer, in such cases, the information available to the Adviser at the time of making an investment decision may be limited. Therefore, no assurance can be given that the Adviser will have knowledge of all circumstances that may adversely affect an investment. In addition, the Adviser may rely upon independent consultants in connection with its evaluation of proposed investments. No assurance can be given as to the accuracy or completeness of the information provided by such independent consultants and we may incur liability as a result of such consultants' actions, many of whom we will have limited recourse against in the event of any such inaccuracies.

         We may not have the funds or ability to make additional investments in our portfolio companies.

        After our initial investment in a portfolio company, we may be called upon from time to time to provide additional funds to such company or have the opportunity to increase our investment through the exercise of a warrant or other right to purchase common stock. There is no assurance that we will make, or will have sufficient funds to make, follow-on investments. Even if we do have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we may not want to increase our level of risk, we prefer other opportunities, we are limited in our ability to do so by compliance with business development company requirements or in order to maintain our RIC status. Our ability to make follow-on investments may also be limited by our Adviser's allocation policies. Any decision not to make a follow-on investment or any inability on our part to make such an investment may have a negative impact on a portfolio company in need of such an investment, may result in a missed opportunity for us to increase our participation in a successful investment or may reduce the expected return to us on the investment.

         Recent legislation may allow us to incur additional leverage.

        The 1940 Act generally prohibits us from incurring indebtedness unless immediately after such borrowing the ratio of our total assets (less total liabilities other than indebtedness represented by senior securities) to our total indebtedness represented by senior securities plus preferred stock, if any, must be at least 200%. However, legislation enacted in March 2018 has modified the 1940 Act by allowing a BDC to increase the maximum amount of leverage it may incur from an asset coverage ratio of 200% to an asset coverage ratio of 150%, if certain requirements are met. This means that generally, a BDC can borrow up to $1 for every $1 of investor equity or, if certain requirements are met and it reduces its asset coverage ratio, it can borrow up to $2 for every $1 of investor equity. The reduced asset coverage requirement would permit a BDC to double the amount of leverage it could incur. Under the legislation, we are allowed to increase our leverage capacity if shareholders representing at least a majority of the votes cast, when quorum is met, approve a proposal to do so. If we receive shareholder approval, we would be allowed to increase our leverage capacity on the first day after such approval. Alternatively, the legislation allows the majority of our independent directors to approve an increase in our leverage capacity, and such approval would become effective after one year. In either case, we would be required to make certain disclosures on our website and in SEC filings regarding, among other things, the receipt of approval to increase our leverage, our leverage capacity and usage, and risks related to leverage. In addition, before incurring any such additional leverage, we would have to renegotiate or receive a waiver from the contractual leverage limitations under our existing credit facilities and notes. We cannot assure you that we will be able to negotiate a change to our credit facilities or notes to allow us to incur additional leverage or that any such an amendment will be available to us on favorable terms.

        As a result of this legislation, we may be able to increase our leverage up to an amount that reduces our asset coverage ratio from 200% to 150%. Leverage magnifies the potential for loss on investments in our indebtedness and on invested equity capital. As we use leverage to partially finance our investments, you will experience increased risks of investing in our securities. If the value of our assets increases, then leveraging would cause the net asset value attributable to our common stock to increase more sharply than it would have had we not leveraged. Conversely, if the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged our business. Similarly, any increase in our income in excess of interest payable on the borrowed funds would cause our net investment income to increase more than it would without the leverage, while any decrease in our income would cause net investment income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to pay common stock dividends, scheduled debt payments or other payments related to our securities. Leverage is generally considered a speculative investment technique. See "—Risks Related to Our Business—To the extent that we borrow money, the potential for gain or loss on amounts invested in us will be magnified and may increase the risk of investing in us. Borrowed money may also adversely affect the return on our assets, reduce cash available to service our debt or for distribution to our shareholders, and result in losses."

         We are subject to certain risks as a result of our interests in the CLO Preferred Shares.

        Under the terms of the loan sale agreement governing the CLO Transaction, we and ORCC Financing II sold and/or contributed to the CLO Issuers all of the ownership interest in the portfolio loans and participations held by the CLO Issuers on the CLO Closing Date for the purchase price and other consideration set forth in such loan sale agreements. As a result of the CLO Transaction, we hold all of the CLO Preferred Shares, which comprise 100% of the equity interests, in the CLO Issuer and the CLO Issuer in turn owns 100% of the equity of the CLO Co-Issuer. As a result, we expect to consolidate the financial statements of the CLO Issuers in our consolidated financial statements. However, once contributed to a CLO, the underlying loans and participation interests have been securitized and are no longer our direct investment, and the risk return profile has been altered. In general, rather than holding interests in the underlying loans and participation interests, the CLO Transaction resulted in us holding equity interests in the CLO Issuer, with the CLO Issuer holding the underlying loans. As a result, we are subject both to the risks and benefits associated with the equity interests of the CLO (i.e., the CLO Preferred Shares) and, indirectly, the risks and benefits associated with the underlying loans and participation interests held by the CLO Issuers.

         The subordination of the CLO Preferred Shares will affect our right to payment.

        The CLO Preferred Shares are subordinated to the CLO Debt and certain fees and expenses. If an overcollateralization test or an interest coverage test is not satisfied as of a determination date, the proceeds from the underlying loans otherwise payable to the CLO Issuer (which the CLO Issuer could have distributed with respect to the CLO Preferred Shares) will be diverted to the payment of principal on the CLO Debt. See "—The CLO Indenture requires mandatory redemption of the CLO Debt for failure to satisfy coverage tests, which would reduce the amounts available for distribution to us ."

        On the scheduled maturity of the CLO Debt or if acceleration of the CLO Debt occurs after an event of default, proceeds available after the payment of certain administrative expenses will be applied to pay both principal of and interest on the CLO Debt until the CLO Debt is paid in full before any further payment will be made on the CLO Preferred Shares. As a result, the CLO Preferred Shares would not receive any payments until the CLO Debt is paid in full and under certain circumstances may not receive payments at any time.

        In addition, if an event of default occurs and is continuing, the holders of the CLO Debt will be entitled to determine the remedies to be exercised under the indenture pursuant to which the CLO Debt was issued (the "CLO Indenture"). Remedies pursued by the holders of the CLO Debt could be adverse to our interests as the holder of the CLO Preferred Shares, and the holders of the CLO Debt will have no obligation to consider any possible adverse effect on such other interests. See "—The holders of certain of the CLO Debt will control many rights under the CLO Indenture and therefore, we will have limited rights in connection with an event of default or distributions thereunder."

        The CLO Issuer will utilize substantial leverage, which is a speculative investment technique that increases the risk us as the owner of the CLO Preferred Shares. As the junior interest in a leveraged capital structure, the CLO Preferred Shares will bear the primary risk of deterioration in performance of the collateral obligations, including defaults and losses, a reduction of realized yield or other factors.

         The holders of certain of the CLO Debt will control many rights under the CLO Indenture and therefore, we will have limited rights in connection with an event of default or distributions thereunder.

        Under the CLO Indenture, as long as any CLO Debt is outstanding, the holders of the senior-most outstanding class of CLO Debt will have the right to direct the collateral trustee or the CLO Issuer to take certain actions under the CLO Indenture and the Credit Agreement, subject to certain conditions. For example, these holders will have the right to direct certain actions and control certain decisions after an event of default with respect to the acceleration of the maturity of the CLO Debt and under certain circumstances, the liquidation of the collateral. Remedies pursued by such holders upon an event of default could be adverse to our interests. Although we as the holder of the CLO Preferred Shares will have the right, subject to the conditions set forth in the CLO Indenture, to purchase the assets in a sale by the collateral trustee, if an event of default (or otherwise, an acceleration of the CLO Debt following an event of default) has occurred and is continuing, we will not have any creditors' rights against the CLO Issuer and will not have the right to determine the remedies to be exercised under the CLO Indenture. There is no guarantee that any funds will remain to make distributions to us as the holder of the CLO Preferred Shares following any liquidation of the assets and the application of the proceeds from the assets to pay the CLO Debt and the fees, expenses, and other liabilities payable by the CLO Issuers.

         The CLO Indenture requires mandatory redemption of the CLO Debt for failure to satisfy coverage tests, which would reduce the amounts available for distribution to us.

        Under the documents governing the CLO Transaction, there are two coverage tests applicable to the CLO Debt.

        The first such test, the interest coverage test compares the amount of interest proceeds received and, other than in the case of defaulted loans, scheduled to be received on the underlying loans held by the CLO Issuer to the amount of interest due and payable on the CLO Debt and the amount of fees and expenses senior to the payment of such interest in the priority of distribution of interest proceeds. To satisfy this test interest received on the portfolio loans must equal at least 120% of the amount equal to the interest payable in respect of the CLO Debt plus the senior fees and expenses.

        The second such test, the overcollateralization test compares the adjusted collateral principal amount of the portfolio of collateral obligations of the CLO Issuer to the aggregate outstanding principal amount of the CLO Debt. To satisfy this second test at any time, this adjusted collateral principal amount must equal at least 138.46% of the outstanding principal amount of the CLO Debt. In this test, certain reductions are applied to the principal balance of collateral obligations in connection with certain events, such as defaults or ratings downgrades to "CCC" levels or below with respect to the loans held by the CLO Issuer. These adjustments increase the likelihood that this test is not satisfied.

        If either coverage test is not satisfied on any determination date on which such test is applicable, the CLO Issuer must apply available amounts to redeem the CLO Debt in an amount necessary to cause such test to be satisfied. This would reduce or eliminate the amounts otherwise available to make distributions to us as the holder of the CLO Preferred Shares.

Risks Related to Offerings Pursuant to this Prospectus

         We cannot assure you that the market price of shares of our common stock will not decline.

        Shares of closed-end investment companies, including BDCs, frequently trade at a discount from their net asset value and our stock may also be discounted in the market. This characteristic of closed-end investment companies is separate and distinct from the risk that our net asset value per share of common stock may decline. In the past, shares of BDCs, including at times shares of our common stock, have traded at prices per share below net asset value per share. We cannot predict whether our common stock will trade at a price per share above, at or below net asset value per share. In addition, if our common stock trades below its net asset value per share, we will generally not be able to sell additional shares of our common stock to the public at its market price without first obtaining the approval of a majority of our shareholders (including a majority of our unaffiliated shareholders) and our independent directors for such issuance.

         A shareholder's interest in us will be diluted if we issue additional shares, which could reduce the overall value of an investment in us.

        Our shareholders do not have preemptive rights to purchase any shares we issue in the future. Our charter authorizes us to issue up to 500 million shares of common stock. Pursuant to our charter, a majority of our entire Board may amend our charter to increase the number of shares of common stock we may issue without shareholder approval. Our Board may elect to sell additional shares in the future or issue equity interests in private offerings. To the extent we issue additional equity interests at or below net asset value, your percentage ownership interest in us may be diluted. In addition, depending upon the terms and pricing of any additional offerings and the value of our investments, you may also experience dilution in the book value and fair value of your shares.

        Under the 1940 Act, we generally are prohibited from issuing or selling our common stock at a price below net asset value per share, which may be a disadvantage as compared with certain public companies. We may, however, sell our common stock, or warrants, options, or rights to acquire our common stock, at a price below the current net asset value of our common stock if our Board and independent directors determine that such sale is in our best interests and the best interests of our shareholders, and our shareholders, including a majority of those shareholders that are not affiliated with us, approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our Board, closely approximates the fair value of such securities (less any distributing commission or discount). If we raise additional funds by issuing common stock or senior securities convertible into, or exchangeable for, our common stock, then the percentage ownership of our shareholders at that time will decrease and you will experience dilution.

         Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

        Sales of substantial amounts of our common stock or the perception that such sales could occur could adversely affect the prevailing market prices for our common stock. If this occurs, it could impair our ability to raise additional capital through the sale of equity securities should we desire to do so. We cannot predict what effect, if any, future sales of securities or the availability of securities for future sales will have on the market price of our common stock prevailing from time to time.

         Certain provisions of our charter and actions of our Board could deter takeover attempts and have an adverse impact on the value of shares of our common stock.

        Our charter, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from attempting to acquire us. Our Board is divided into three classes of directors serving staggered three-year terms. Our Board may, without shareholder action, authorize the issuance of shares in one or more classes or series, including shares of preferred stock; and our Board may, without shareholder action, amend our charter to increase the number of shares of our common stock, of any class or series, that we will have authority to issue. These anti-takeover provisions may inhibit a change of control in circumstances that could give the holders of shares of our common stock the opportunity to realize a premium over the value of shares of our common stock.

         Investing in our securities involves a high degree of risk.

        The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options, including volatility or loss of principal. Our investments in portfolio companies may be highly speculative and aggressive and, therefore, an investment in our common stock may not be suitable for someone with lower risk tolerance.

         The market value of our common stock may fluctuate significantly.

        The market value and liquidity, if any, of the market for shares of our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

  •
  changes in the value of our portfolio of investments and derivative instruments as a result of changes in market factors, such as interest rate shifts, and also portfolio specific performance, such as portfolio company defaults, among other reasons;

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  changes in regulatory policies or tax guidelines, particularly with respect to RICs or BDCs;

  •
  loss of RIC or BDC status;

  •
  distributions that exceed our net investment income and net income as reported according to GAAP;

  •
  changes in earnings or variations in operating results;

  •
  changes in accounting guidelines governing valuation of our investments;

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  any shortfall in revenue or net income or any increase in losses from levels expected by investors;

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  departure of our Adviser or certain of its key personnel;

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  general economic trends and other external factors; and

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  loss of a major funding source.

         The amount of any distributions we may make is uncertain. We may not be able to pay you distributions, or be able to sustain distributions at any particular level, and our distributions per share, if any, may not grow over time, and our distributions per share may be reduced. We have not established any limit on the extent to which we may use borrowings, if any, and we may use offering proceeds to fund distributions (which may reduce the amount of capital we ultimately invest in portfolio companies).

        Subject to our Board's discretion and applicable legal restrictions, we intend to authorize and declare cash distributions on a monthly or quarterly basis and pay such distributions on a monthly or quarterly basis. We expect to pay distributions out of assets legally available for distribution. However, we cannot assure you that we will achieve investment results that will allow us to make a consistent targeted level of cash distributions or year-to-year increases in cash distributions. Our ability to pay distributions might be adversely affected by the impact of the risks described herein. In addition, the inability to satisfy the asset coverage test applicable to us as a business development company under the 1940 Act can limit our ability to pay distributions. Distributions from offering proceeds also could reduce the amount of capital we ultimately invest in debt or equity securities of portfolio companies. We cannot assure you that we will pay distributions to our shareholders in the future.

         Distributions on our common stock may exceed our taxable earnings and profits. Therefore, portions of the distributions that we pay may represent a return of capital to you. A return of capital is a return of a portion of your original investment in shares of our common stock. As a result, a return of capital will (i) lower your tax basis in your shares and thereby increase the amount of capital gain (or decrease the amount of capital loss) realized upon a subsequent sale or redemption of such shares, and (ii) reduce the amount of funds we have for investment in portfolio companies. We have not established any limit on the extent to which we may use offering proceeds to fund distributions.

        We may pay our distributions from offering proceeds in anticipation of future cash flow, which may constitute a return of your capital and will lower your tax basis in your shares, thereby increasing the amount of capital gain (or decreasing the amount of capital loss) realized upon a subsequent sale or redemption of such shares, even if such shares have not increased in value or have, in fact, lost value.

         Shareholders will experience dilution in their ownership percentage if they do not participate in our dividend reinvestment plan.

        All distributions declared in cash payable to shareholders that are participants in our dividend reinvestment plan will generally be automatically reinvested in shares of our common stock if the investor opts in to the plan. As a result, shareholders that do not elect to participate in our dividend reinvestment plan may experience dilution over time.

         Shareholders may experience dilution in the net asset value of their shares if they do not participate in our dividend reinvestment plan and if our shares are trading at a discount to net asset value.

        All distributions declared in cash payable to shareholders that are participants in our dividend reinvestment plan will generally be automatically reinvested in shares of our common stock if the investor opts in to the plan. As a result, shareholders who do not elect to participate in our dividend reinvestment plan may experience accretion to the net asset value of their shares if our shares are trading at a premium to net asset value and dilution if our shares are trading at a discount to net asset value. The level of accretion or discount would depend on various factors, including the proportion of our shareholders who participate in the plan, the level of premium or discount at which our shares are trading and the amount of the distribution payable to shareholders.

         Purchases of our common stock by us under the Company 10b5-1 Plan may result in the price of our common stock being higher than the price that otherwise might exist in the open market.

        On July 7, 2019, our Board approved the Company 10b5-1 Plan. Under the Company 10b5-1 Plan, Goldman Sachs & Co. LLC, as agent for the Company, will acquire up to $150 million in the aggregate of our common stock during the period beginning on August 19, 2019 and ending on the earlier of the date on which all the capital committed to the Company 10b5-1 Plan has been exhausted or 18 months (tolled for periods during which the Company 10b5-1 Plan is suspended), subject to certain conditions.

        Whether purchases will be made under the Company 10b5-1 Plan and how much will be purchased at any time is uncertain, dependent on prevailing market prices and trading volumes, all of which we cannot predict. These activities may have the effect of maintaining the market price of our common stock or retarding a decline in the market price of the common stock, and, as a result, the price of our common stock may be higher than the price that otherwise might exist in the open market.

         Purchases of our common stock by us under the Company 10b5-1 Plan may result in dilution to our net asset value per share.

        The Company 10b5-1 Plan is intended to require Goldman Sachs & Co. LLC, as our agent, to repurchase shares of common stock on our behalf when the market price per share is below the most recently reported net asset value per share (including any updates, corrections or adjustments publicly announced by us to any previously announced net asset value per share). Under the Company 10b5-1 Plan, the agent will increase the volume of purchases made as the price of our common stock declines, subject to volume restrictions.

        Because purchases under the Company 10b5-1 Plan will be made beginning at any price below our most recently reported net asset value per share, if our net asset value per share as of the end of a quarter is lower than the net asset per share as of the end of the prior quarter, purchases under the Company 10b5-1 Plan during the period from the end of a quarter to the time of our earnings release announcing the new net asset value per share for that quarter may result in dilution to our net asset value per share. This dilution would occur because we would repurchase shares under the Company 10b5-1 Plan at a price above the net asset value per share as of the end of the most recent quarter end, which would cause a proportionately smaller increase in our shareholders' interest in our earnings and assets and their voting interest in us than the decrease in our assets resulting from such repurchase. As a result of any such dilution, our market price per share may decline. The actual dilutive effect will depend on the number of shares of common stock that could be so repurchased, the price and the timing of any repurchases under the Company 10b5-1 Plan.

         If we issue preferred stock or convertible debt securities, the net asset value of our common stock may become more volatile.

        We cannot assure you that the issuance of preferred stock and/or convertible debt securities would result in a higher yield or return to the holders of our common stock. The issuance of preferred stock or convertible debt would likely cause the net asset value of our common stock to become more volatile. If the dividend rate on the preferred stock, or the interest rate on the convertible debt securities, were to approach the net rate of return on our investment portfolio, the benefit of such leverage to the holders of our common stock would be reduced. If the dividend rate on the preferred stock, or the interest rate on the convertible debt securities, were to exceed the net rate of return on our portfolio, the use of leverage would result in a lower rate of return to the holders of common stock than if we had not issued the preferred stock or convertible debt securities. Any decline in the net asset value of our investment would be borne entirely by the holders of our common stock. Therefore, if the market value of our portfolio were to decline, the leverage would result in a greater decrease in net asset value to the holders of our common stock than if we were not leveraged through the issuance of preferred stock or debt securities. This decline in net asset value would also tend to cause a greater decline in the market price, if any, for our common stock.

        There is also a risk that, in the event of a sharp decline in the value of our net assets, we would be in danger of failing to maintain required asset coverage ratios, which may be required by the preferred stock or convertible debt, or our current investment income might not be sufficient to meet the dividend requirements on the preferred stock or the interest payments on the debt securities. In order to counteract such an event, we might need to liquidate investments in order to fund the redemption of some or all of the preferred stock or convertible debt. In addition, we would pay (and the holders of our common stock would bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred stock, debt securities, convertible debt, or any combination of these securities. Holders of preferred stock or convertible debt may have different interests than holders of common stock and may at times have disproportionate influence over our affairs.

         Holders of any preferred stock that we may issue will have the right to elect certain members of our Board and have class voting rights on certain matters.

        The 1940 Act requires that holders of shares of preferred stock must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more, until such arrearage is eliminated. In addition, certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock, including changes in fundamental investment restrictions and conversion to open-end status and, accordingly, preferred shareholders could veto any such changes. Restrictions imposed on the declarations and payment of dividends or other distributions to the holders of our common stock and preferred stock, both by the 1940 Act and by requirements imposed by rating agencies, might impair our ability to maintain our tax treatment as a RIC for U.S. federal income tax purposes.

         We will have broad discretion over the use of proceeds of any offering made pursuant to this prospectus, to the extent it is successful.

        We will have significant flexibility in applying the proceeds of any offering made pursuant to this prospectus. For example, we may pay operating expenses from net proceeds, which could limit our ability to achieve our investment objective.

         Your interest in us may be diluted if you do not fully exercise your subscription rights in any rights offering. In addition, if the subscription price is less than our net asset value per share, then you will experience an immediate dilution of the aggregate net asset value of your shares.

        In the event we issue subscription rights, shareholders who do not fully exercise their subscription rights should expect that they will, at the completion of a rights offering pursuant to this prospectus, own a smaller proportional interest in us than would otherwise be the case if they fully exercised their rights. We cannot state precisely the amount of any such dilution in share ownership because we do not know at this time what proportion of the shares will be purchased as a result of such rights offering.

        In addition, if the subscription price is less than the net asset value per share of our common stock, then our shareholders would experience an immediate dilution of the aggregate net asset value of their shares as a result of the offering. The amount of any decrease in net asset value is not predictable because it is not known at this time what the subscription price and net asset value per share will be on the expiration date of a rights offering or what proportion of the shares will be purchased as a result of such rights offering. Such dilution could be substantial.

U.S. Federal Income Tax Risks

         We cannot predict how tax reform legislation will affect us, our investments, or our shareholders, and any such legislation could adversely affect our business.

        Legislative or other actions relating to taxes could have a negative effect on us. The rules dealing with U.S. federal income taxation are constantly under review by persons involved in the legislative process and by the IRS and the U.S. Treasury Department. In December 2017, the U.S. House of Representatives and U.S. Senate passed tax reform legislation, which the President signed into law. Such legislation made many changes to the Internal Revenue Code, including significant changes to the taxation of business entities, the deductibility of interest expense, and the tax treatment of capital investment. We cannot predict with certainty how any changes in the tax laws might affect us, our shareholders, or our portfolio investments. New legislation and any U.S. Treasury regulations, administrative interpretations or court decisions interpreting such legislation could significantly and negatively affect our ability to qualify for tax treatment as a RIC or the U.S. federal income tax consequences to us and our shareholders of such qualification, or could have other adverse consequences. Potential investors are urged to consult with their tax advisor regarding tax legislative, regulatory, or administrative developments and proposals and their potential effect on an investment in our securities.

         We will be subject to corporate-level U.S. federal income tax if we are unable to maintain our tax treatment as a RIC under Subchapter M of the Code or if we make investments through taxable subsidiaries.

        To maintain RIC tax treatment under the Code, we must meet the following minimum annual distribution, income source and asset diversification requirements. See "Certain U.S. Federal Income Tax Considerations".

        The Annual Distribution Requirement for a RIC will be satisfied if we distribute to our shareholders on an annual basis at least 90% of our "investment company taxable income," which is generally our net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses. In addition, a RIC may, in certain cases, satisfy the 90% distribution requirement by distributing dividends relating to a taxable year after the close of such taxable year under the "spillback dividend" provisions of Subchapter M. We would be taxed, at regular corporate rates, on retained income and/or gains, including any short-term capital gains or long-term capital gains. Because we may use debt financing, we are subject to (i) an asset coverage ratio requirement under the 1940 Act and may, in the future, be subject to (ii) certain financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirements. If we are unable to obtain cash from other sources, or choose or are required to retain a portion of our taxable income or gains, we could (1) be required to pay excise taxes and (2) fail to qualify for RIC tax treatment, and thus become subject to corporate-level income tax on our taxable income (including gains).

        The income source requirement will be satisfied if we obtain at least 90% of our annual income from dividends, interest, gains from the sale of stock or securities, or other income derived from the business of investing in stock or securities.

        The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. Specifically, at least 50% of the value of our assets must consist of cash, cash-equivalents (including receivables), U.S. government securities, securities of other RICs, and other acceptable securities if such securities or any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and no more than 25% of the value of our assets can be invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain "qualified publicly traded partnerships." Failure to meet these requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

        If we fail to qualify for or maintain RIC tax treatment for any reason and are subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution, and the amount of our distributions.

        We may invest in certain debt and equity investments through taxable subsidiaries and the net taxable income of these taxable subsidiaries will be subject to federal and state corporate income taxes. We may invest in certain foreign debt and equity investments which could be subject to foreign taxes (such as income tax, withholding, and value added taxes).

         We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

        For U.S. federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, since we will likely hold debt obligations that are treated under applicable tax rules as having OID (such as debt instruments with PIK, secondary market purchases of debt securities at a discount to par, interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), we must include in income each year a portion of the OID that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as unrealized appreciation for foreign currency forward contracts and deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. Furthermore, we may invest in non-U.S. corporations (or other non-U.S. entities treated as corporations for U.S. federal income tax purposes) that could be treated under the Code and U.S. Treasury regulations as "passive foreign investment companies" and/or "controlled foreign corporations." The rules relating to investment in these types of non-U.S. entities are designed to ensure that U.S. taxpayers are either, in effect, taxed currently (or on an accelerated basis with respect to corporate-level events) or taxed at increased tax rates at distribution or disposition. In certain circumstances this could require us to recognize income where we do not receive a corresponding payment in cash.

        Unrealized appreciation on derivatives, such as foreign currency forward contracts, may be included in taxable income while the receipt of cash may occur in a subsequent period when the related contract expires. Any unrealized depreciation on investments that the foreign currency forward contracts are designed to hedge are not currently deductible for tax purposes. This can result in increased taxable income whereby we may not have sufficient cash to pay distributions.

        We anticipate that a portion of our income may constitute OID or other income required to be included in taxable income prior to receipt of cash. Further, we may elect to amortize market discounts with respect to debt securities acquired in the secondary market and include such amounts in our taxable income in the current year, instead of upon disposition, as an election not to do so would limit our ability to deduct interest expenses for tax purposes. Because any OID or other amounts accrued will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our shareholders in order to satisfy the Annual Distribution Requirement, even if we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the Annual Distribution Requirement necessary to maintain RIC tax treatment under the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital, make a partial share distribution, or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, and choose not to make a qualifying share distribution, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level U.S. federal income tax.

 SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

        Some of the statements in this prospectus, the prospectus supplement, any documents we may incorporate by reference herein, and any related free writing prospectus contain forward-looking statements that involve substantial risks and uncertainties. Such statements involve known and unknown risks, uncertainties and other factors and undue reliance should not be placed thereon. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about Owl Rock Capital Corporation (the "Company," "we" or "our"), our current and prospective portfolio investments, our industry, our beliefs and opinions, and our assumptions. Words such as "anticipates," "expects," "intends," "plans," "will," "may," "continue," "believes," "seeks," "estimates," "would," "could," "should," "targets," "projects," "outlook," "potential," "predicts" and variations of these words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including without limitation:

  •
  an economic downturn could impair our portfolio companies' ability to continue to operate, which could lead to the loss of some or all of our investments in such portfolio companies;

  •
  an economic downturn could disproportionately impact the companies that we intend to target for investment, potentially causing us to experience a decrease in investment opportunities and diminished demand for capital from these companies;

  •
  an economic downturn could also impact availability and pricing of our financing;

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  a contraction of available credit and/or an inability to access the equity markets could impair our lending and investment activities;

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  interest rate volatility could adversely affect our results, particularly if we elect to use leverage as part of our investment strategy;

  •
  currency fluctuations could adversely affect the results of our investments in foreign companies, particularly to the extent that we receive payments denominated in foreign currency rather than U.S. dollars;

  •
  our future operating results;

  •
  our business prospects and the prospects of our portfolio companies;

  •
  our contractual arrangements and relationships with third parties;

  •
  the ability of our portfolio companies to achieve their objectives;

  •
  competition with other entities and our affiliates for investment opportunities;

  •
  the speculative and illiquid nature of our investments;

  •
  the use of borrowed money to finance a portion of our investments as well as any expectations regarding potential use of leverage;

  •
  the adequacy of our financing sources and working capital;

  •
  the loss of key personnel;

  •
  the timing of cash flows, if any, from the operations of our portfolio companies;

  •
  the ability of the Adviser to locate suitable investments for us and to monitor and administer our investments;

  •
  the ability of the Adviser to attract and retain highly talented professionals;

  •
  our ability to maintain our tax treatment as a regulated investment company RIC under the Code, and as a BDC;

  •
  the effect of legal, tax and regulatory changes; and

  •
  other risks, uncertainties and other factors previously identified in the reports and other documents Owl Rock Capital Corporation has filed with the SEC.

        Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus, the prospectus supplement, any documents we may incorporate by reference herein, and any related free writing prospectus should not be regarded as a representation by us that our plans and objectives will be achieved. These forward-looking statements apply only as of the dates of this prospectus, the prospectus supplement, any documents we may incorporate by reference herein, and any related free writing prospectus. Moreover, we assume no duty and do not undertake to update the forward-looking statements. Because we are an investment company, the forward-looking statements and projections contained in this prospectus are excluded from the safe harbor protection provided by Section 21E of the 1934 Act.

 USE OF PROCEEDS

        Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds from the sale of our securities pursuant to this prospectus for general corporate purposes, which may include, among other things, investing in accordance with our investment objective and strategies described in this prospectus and repaying indebtedness (which will be subject to reborrowing). The supplement to this prospectus relating to an offering will more fully identify the use of the proceeds from such offering.

        We estimate that it will take less than three months for us to substantially invest the net proceeds of any offering made pursuant to this prospectus, depending on the availability of attractive opportunities, market conditions and the amount raised.

        Proceeds not immediately used for new investments or the temporary repayment of debt will be invested primarily in cash, cash equivalents, U.S. government securities and other high-quality investments that mature in one year or less from the date of investment. These securities may have lower yields than the types of investments we would typically make in accordance with our investment objective and, accordingly, may result in lower dividends, if any, during such period.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

        Our common stock is traded on the NYSE under the symbol "ORCC." Our common stock has traded at prices both above and below our net asset value per share. It is not possible to predict whether our common stock will trade at a price per share at, above or below net asset value per share. See "Risk Factors—Risks Related to Offerings Pursuant to This Prospectus."

        The following table sets forth the net asset value per share of our common stock, the range of high and low closing sales prices of our common stock reported on the NYSE, the closing sales price as a premium (discount) to net asset value and the dividends declared by us in each fiscal quarter since we began trading on the NYSE. On September 19, 2019, the last reported closing sales price of our common stock on the NYSE was $18.04 per share, which represented a premium of approximately 18% to the net asset value per share reported by us as of June 30, 2019, the last date prior to the date of this prospectus for which we reported net asset value.

							High Sales Price Premium (Discount) to Net Asset Value(2)		Low Sales Price Premium (Discount) to Net Asset Value(2)
			Price Range
	Net Asset Value(1)										Cash Dividend Per Share(3)
Class and Period			High		Low
Year ended December 31, 2019
First Quarter	$15.26		N/A	(5)	N/A	(5)	N/A		N/A		$0.33
Second Quarter	$15.28		N/A	(5)	N/A	(5)	N/A		N/A		$0.44
Third Quarter (through September 19, 2019)		*	$18.04		$15.49		*	%	*	%	$0.33	(4)

(1)
Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low closing sales prices. The net asset values shown are based on outstanding shares at the end of the relevant quarter.

(2)
Calculated as the respective high or low closing sales price less net asset value, divided by net asset value (in each case, as of the applicable quarter).

(3)
Represents the dividend or distribution declared in the relevant quarter.

(4)
Consists of a quarterly dividend of $0.31 per share and additional dividends of $0.02 per share, all of which were declared in the second quarter of 2019, payable on or before November 15, 2019, subject to the satisfaction of certain Maryland Law requirements.

(5)
On July 22, 2019, the Company closed its initial public offering ("IPO"), issuing 10 million shares of its common stock at a public offering price of $15.30 per share. On August 2, 2019, the Company issued a total of 1,500,000 shares of its common stock pursuant to the exercise of the underwriters' over-allotment option.

*
Net asset value has not yet been calculated for this period.

        To maintain our tax treatment as a RIC, we must distribute (or be treated as distributing) in each taxable year dividends of an amount equal to at least 90% of our investment company taxable income (which includes, among other items, dividends, interest, the excess of any net short-term capital gains over net long-term capital losses, as well as other taxable income (excluding any net capital gains) reduced by deductible expenses) and 90% of our net tax-exempt income for that taxable year. As a RIC, we generally will not be subject to corporate-level U.S. federal income tax on our investment company taxable income and net capital gains that we distribute to shareholders. In addition, to avoid the imposition of a nondeductible 4% U.S. federal excise tax, we must distribute (or be treated as distributing) in each calendar year an amount at least equal to the sum of:

  •
  98% of our net ordinary income, excluding certain ordinary gains and losses, recognized during a calendar year;

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  98.2% of our capital gain net income, adjusted for certain ordinary gains and losses, recognized for the twelve-month period ending on October 31 of such calendar year; and

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  100% of any income or gains recognized, but not distributed, in preceding years on which we paid no corporate level U.S. federal income tax.

        We have previously incurred, and can be expected to incur in the future, such excise tax on a portion of our income and gains. While we intend to distribute income and capital gains to minimize exposure to the 4% excise tax, we may not be able to, or may not choose to, distribute amounts sufficient to avoid the imposition of the tax entirely. In that event, we will be liable for the tax only on the amount by which we do not meet the foregoing distribution requirement. See "Risk Factors—Federal Income Tax Risks—We will be subject to corporate-level income tax if we are unable to qualify and maintain our qualification as a RIC under Subchapter M of the Code or if we make investments through taxable subsidiaries."

  Dividends Declared

        On May 28, 2019, our Board declared a distribution of $0.31 per share, for shareholders of record on September 30, 2019 payable on or before November 15, 2019. In addition to the $0.31 per share distribution, our Board also declared the following special distributions:

Record Date	Distribution Date (on or before)	Special Distribution Amount (per share)
September 30, 2019	November 15, 2019	$0.02
December 31, 2019	January 31, 2020	$0.04
March 31, 2020	May 15, 2020	$0.08
June 30, 2020	August 14, 2020	$0.08
September 30, 2020	November 13, 2020	$0.08
December 31, 2020	January 19, 2021	$0.08

        The following table reflects the distributions declared on shares of the Company's common stock during the six months ended June 30, 2019:

	June 30, 2019
Date Declared	Record Date	Payment Date	Distribution per Share
June 4, 2019	June 14, 2019	August 15, 2019	$0.44
February 27, 2019	March 31, 2019	May 15, 2019	$0.33

Total Distributions Declared			$0.77

        The following table reflects the distributions declared on shares of our common stock during the year ended December 31, 2018:

	December 31, 2018
Date Declared	Record Date	Payment Date	Distribution per Share
November 6, 2018	December 31, 2018	January 31, 2019	$0.36
August 7, 2018	September 30, 2018	November 15, 2018	$0.39
June 22, 2018	June 30, 2018	August 15, 2018	$0.34
March 2, 2018	March 31, 2018	April 30, 2018	$0.33

Total Distributions Declared			$1.42

        The following table reflects the distributions declared on shares of our common stock during the year ended December 31, 2017:

	December 31, 2017
Date Declared	Record Date	Payment Date	Distribution per Share
November 7, 2017	December 31, 2017	January 31, 2018	$0.34
November 7, 2017	November 7, 2017	November 14, 2017	$0.32
August 8, 2017	August 8, 2017	August 15, 2017	$0.26
May 9, 2017	May 9, 2017	May 15, 2017	$0.24
March 7, 2017	March 7, 2017	March 15, 2017	$0.19

Total Distributions Declared			$1.35

        The following table reflects the distribution declared on shares of our common stock during the year ended December 31, 2016:

	December 31, 2016
Date Declared	Record Date	Payment Date	Distribution per Share
November 8, 2016	November 15, 2016	November 30, 2016	$0.06

Total Distributions Declared			$0.06

  Dividend Reinvestment

        We have adopted an "opt out" dividend reinvestment plan for our shareholders. See "Dividend Reinvestment Plan".

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
AND RESULTS OF OPERATIONS

        The discussion and analysis of our financial condition and results of operations should be read in conjunction with "Selected Financial Data and Other Information" and our consolidated financial statements and related notes appearing elsewhere in this prospectus. The information in this section contains forward-looking statements, which relate to future events or the future performance or financial condition of Owl Rock Capital Corporation and involves numerous risks and uncertainties. Please see "Risk Factors" and "Special Note Regarding Forward-Looking Statements" for a discussion of uncertainties, risk and assumptions associated with these statements.

Overview

        Owl Rock Capital Corporation (the "Company", "we", "us" or "our") is a Maryland corporation formed on October 15, 2015. We were formed primarily to originate and make loans to, and make debt and equity investments in, U.S. middle market companies. We invest in senior secured or unsecured loans, subordinated loans or mezzanine loans and, to a lesser extent, equity-related securities including warrants, preferred stock and similar forms of senior equity, which may or may not be convertible into a portfolio company's common equity. Our investment objective is to generate current income, and to a lesser extent, capital appreciation by targeting investment opportunities with favorable risk-adjusted returns.

        We are managed by Owl Rock Capital Advisors LLC ("the Adviser" or "our Adviser"). The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940. Subject to the overall supervision of our board of directors (the "Board"), the Adviser manages our day-to-day operations, and provides investment advisory and management services to us. The Adviser or its affiliates may engage in certain origination activities and receive attendant arrangement, structuring or similar fees. The Adviser is responsible for managing our business and activities, including sourcing investment opportunities, conducting research, performing diligence on potential investments, structuring our investments, and monitoring our portfolio companies on an ongoing basis through a team of investment professionals. The Board consists of seven directors, four of whom are independent.

        On July 22, 2019, we closed our initial public offering ("IPO"), issuing 10 million shares of our common stock at a public offering price of $15.30 per share. Net of underwriting fees and offering costs, we received total cash proceeds of $141.3 million. We have granted the underwriters an option to purchase up to an additional 1,500,000 shares of common stock from, at the public offering price, less the sales load payable by us, on or before August 16, 2019. Our common stock began trading on the New York Stock Exchange ("NYSE") under the symbol "ORCC" on July 18, 2019.

        The Adviser also serves as investment adviser to Owl Rock Capital Corporation II. Owl Rock Capital Corporation II is a corporation formed under the laws of the State of Maryland that, like us, has elected to be treated as a business development company ("BDC") under the 1940 Act. Owl Rock Capital Corporation II's investment objective is similar to ours, which is to generate current income, and to a lesser extent, capital appreciation by targeting investment opportunities with favorable risk-adjusted returns. As of June 30, 2019, Owl Rock Capital Corporation II had raised gross proceeds of approximately $691.8 million, including seed capital contributed by the Adviser in September 2016 and approximately $10.0 million in gross proceeds raised from certain individuals and entities affiliated with the Adviser.

        The Adviser is under common control with Owl Rock Technology Advisors LLC ("ORTA") and Owl Rock Capital Private Fund Advisors LLC ("ORCPFA"), which also are investment advisers and subsidiaries of Owl Rock Capital Partners. The Adviser, ORTA and ORCPFA are referred to as the "Owl Rock Advisers" and together with Owl Rock Capital Partners are referred to, collectively, as "Owl Rock."

        We may be prohibited under the 1940 Act from participating in certain transactions with our affiliates without the prior approval of our directors who are not interested persons and, in some cases, the prior approval of the SEC. We, our Adviser and certain affiliates have been granted exemptive relief by the SEC to permit us to co-invest with other funds managed by our Adviser or certain of its affiliates, including Owl Rock Capital Corporation II and Owl Rock Technology Finance Corp., in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. Pursuant to such exemptive relief, we generally are permitted to co-invest with certain of our affiliates if a "required majority" (as defined in Section 57(o) of the 1940 Act) of our independent directors make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transactions, including the consideration to be paid, are reasonable and fair to us and our shareholders and do not involve overreaching by us or our shareholders on the part of any person concerned, (2) the transaction is consistent with the interests of our shareholders and is consistent with our investment objective and strategies, and (3) the investment by our affiliates would not disadvantage us, and our participation would not be on a basis different from or less advantageous than that on which our affiliates are investing. Owl Rock Advisers' investment allocation policy seeks to ensure equitable allocation of investment opportunities between us and/or other funds managed by our Adviser or its affiliates. As a result of the exemptive relief, there could be significant overlap in our investment portfolio and the investment portfolio of other funds established by the Adviser or its affiliates that could avail themselves of the exemptive relief.

        On April 27, 2016, we formed a wholly-owned subsidiary, OR Lending LLC, a Delaware limited liability company, which holds a California finance lenders license. OR Lending LLC loans to borrowers headquartered in California. For time to time we may form wholly-owned subsidiaries to facilitate our normal course of business.

        We have elected to be regulated as a BDC under the 1940 Act and as a regulated investment company ("RIC") for tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). As a result, we are required to comply with various statutory and regulatory requirements, such as:

  •
  the requirement to invest at least 70% of our assets in "qualifying assets", as such term is defined in the 1940 Act;

  •
  source of income limitations;

  •
  asset diversification requirements; and

  •
  the requirement to distribute (or be treated as distributing) in each taxable year at least 90% of our investment company taxable income and tax-exempt interest for that taxable year.

Our Investment Framework

        We are a Maryland corporation organized primarily to originate and make loans to, and make debt and equity investments in, U.S. middle market companies. Our investment objective is to generate current income, and to a lesser extent, capital appreciation by targeting investment opportunities with favorable risk-adjusted returns. Since our Adviser and its affiliates began investment activities in April 2016 through June 30, 2019, our Adviser and its affiliates have originated $14.8 billion aggregate principal amount of investments, of which $13.5 billion of aggregate principal amount of investments prior to any subsequent exits or repayments, was retained by either us or a corporation or fund advised by our Adviser or its affiliates. We seek to generate current income primarily in U.S. middle market companies through direct originations of senior secured loans or originations of unsecured loans, subordinated loans or mezzanine loans and, to a lesser extent, investments in equity-related securities including warrants, preferred stock and similar forms of senior equity.

        We define "middle market companies" generally to mean companies with earnings before interest expense, income tax expense, depreciation and amortization, or "EBITDA," between $10 million and

$250 million annually and/or annual revenue of $50 million to $2.5 billion at the time of investment, although we may on occasion invest in smaller or larger companies if an opportunity presents itself.

        We expect that generally our portfolio composition will be majority debt or income producing securities, which may include "covenant-lite" loans (as defined below), with a lesser allocation to equity or equity-linked opportunities. In addition, we may invest a portion of our portfolio in opportunistic investments, which will not be our primary focus, but will be intended to enhance returns to our Shareholders. These investments may include high-yield bonds and broadly-syndicated loans. In addition, we generally do not intend to invest more than 20% of our total assets in companies whose principal place of business is outside the United States, although we do not generally intend to invest in companies whose principal place of business is in an emerging market. Our portfolio composition may fluctuate from time to time based on market conditions and interest rates.

        Covenants are contractual restrictions that lenders place on companies to limit the corporate actions a company may pursue. Generally, the loans in which we expect to invest will have financial maintenance covenants, which are used to proactively address materially adverse changes in a portfolio company's financial performance. However, to a lesser extent, we may invest in "covenant-lite" loans. We use the term "covenant-lite" to refer generally to loans that do not have a complete set of financial maintenance covenants. Generally, "covenant-lite" loans provide borrower companies more freedom to negatively impact lenders because their covenants are incurrence-based, which means they are only tested and can only be breached following an affirmative action of the borrower, rather than by a deterioration in the borrower's financial condition. Accordingly, to the extent we invest in "covenant-lite" loans, we may have fewer rights against a borrower and may have a greater risk of loss on such investments as compared to investments in or exposure to loans with financial maintenance covenants.

        As of June 30, 2019, our average debt investment size in each of our portfolio companies was approximately $80.2 million based on fair value. As of June 30, 2019, our portfolio companies, excluding the investment in Sebago Lake and certain investments that fall outside of our typical borrower profile and represent 96.7% of our total portfolio based on fair value, had weighted average annual revenue of $444 million and weighted average annual EBITDA of $79 million.

        The companies in which we invest use our capital to support their growth, acquisitions, market or product expansion, refinancings and/or recapitalizations. The debt in which we invest typically is not rated by any rating agency, but if these instruments were rated, they would likely receive a rating of below investment grade (that is, below BBB– or Baa3), which is often referred to as "high yield" or "junk".

Key Components of Our Results of Operations

  Investments

        We focus primarily on the direct origination of loans to middle market companies domiciled in the United States.

        Our level of investment activity (both the number of investments and the size of each investment) can and will vary substantially from period to period depending on many factors, including the amount of debt and equity capital available to middle market companies, the level of merger and acquisition activity for such companies, the general economic environment and the competitive environment for the types of investments we make.

        In addition, as part of our risk strategy on investments, we may reduce the levels of certain investments through partial sales or syndication to additional lenders.

  Revenues

        We generate revenues primarily in the form of interest income from the investments we hold. In addition, we may generate income from dividends on either direct equity investments or equity interests obtained in connection with originating loans, such as options, warrants or conversion rights. Our debt investments typically have a term of three to ten years. As of June 30, 2019, 99.7% of our debt investments based on fair value bear interest at a floating rate, subject to interest rate floors, in certain cases. Interest on our debt investments is generally payable either monthly or quarterly.

        Our investment portfolio consists primarily of floating rate loans, and our credit facilities bear interest at floating rates. Macro trends in base interest rates like London Interbank Offered Rate ("LIBOR") may affect our net investment income over the long term. However, because we generally originate loans to a small number of portfolio companies each quarter, and those investments vary in size, our results in any given period, including the interest rate on investments that were sold or repaid in a period compared to the interest rate of new investments made during that period, often are idiosyncratic, and reflect the characteristics of the particular portfolio companies that we invested in or exited during the period and not necessarily any trends in our business or macro trends.

        Loan origination fees, original issue discount and market discount or premium are capitalized, and we accrete or amortize such amounts under U.S. GAAP as interest income using the effective yield method for term instruments and the straight-line method for revolving or delayed draw instruments. Repayments of our debt investments can reduce interest income from period to period. The frequency or volume of these repayments may fluctuate significantly. We record prepayment premiums on loans as interest income. We may also generate revenue in the form of commitment, loan origination, structuring, or due diligence fees, fees for providing managerial assistance to our portfolio companies and possibly consulting fees.

        Dividend income on equity investments is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly traded companies.

        Our portfolio activity also reflects the proceeds from sales of investments. We recognize realized gains or losses on investments based on the difference between the net proceeds from the disposition and the amortized cost basis of the investment without regard to unrealized gains or losses previously recognized. We record current period changes in fair value of investments that are measured at fair value as a component of the net change in unrealized gains (losses) on investments in the consolidated statement of operations.

  Expenses

        Our primary operating expenses include the payment of the management fee and, following the Listing Date, the incentive fee, and expenses reimbursable under the Administration Agreement and Investment Advisory Agreement. The management fee and incentive fee compensate our Adviser for work in identifying, evaluating, negotiating, closing, monitoring and realizing our investments.

        Except as specifically provided below, all investment professionals and staff of the Adviser, when and to the extent engaged in providing investment advisory and management services to us, the base compensation, bonus and benefits, and the routine overhead expenses of such personnel allocable to such services, are provided and paid for by the Adviser. We bear our allocable portion of the compensation paid by the Adviser (or its affiliates) to our Chief Compliance Officer and Chief Financial Officer and their respective staffs (based on a percentage of time such individuals devote, on an estimated basis, to our business affairs). We bear all other costs and expenses of our operations, administration and transactions, including, but not limited to (i) investment advisory fees, including management fees and incentive fees, to the Adviser, pursuant to the Investment Advisory Agreement; (ii) our allocable portion of overhead and other expenses incurred by the Adviser in performing its administrative obligations under the Administration Agreement; and (iii) all other expenses of its operations and transactions including, without limitation, those relating to:

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  the cost of our organization and offerings;

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  the cost of calculating our net asset value, including the cost of any third-party valuation services;

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  the cost of effecting any sales and repurchases of our common stock and other securities;

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  fees and expenses payable under any dealer manager agreements, if any;

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  debt service and other costs of borrowings or other financing arrangements;

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  costs of hedging;

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  expenses, including travel expense, incurred by the Adviser, or members of the investment team, or payable to third parties, performing due diligence on prospective portfolio companies and, if necessary, enforcing our rights;

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  transfer agent and custodial fees;

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  fees and expenses associated with marketing efforts;

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  federal and state registration fees, any stock exchange listing fees and fees payable to rating agencies;

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  federal, state and local taxes;

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  independent directors' fees and expenses including certain travel expenses;

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  costs of preparing financial statements and maintaining books and records and filing reports or other documents with the SEC (or other regulatory bodies) and other reporting and compliance costs, including registration and listing fees, and the compensation of professionals responsible for the preparation of the foregoing;

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  the costs of any reports, proxy statements or other notices to our shareholders (including printing and mailing costs), the costs of any shareholder or director meetings and the compensation of investor relations personnel responsible for the preparation of the foregoing and related matters;

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  commissions and other compensation payable to brokers or dealers;

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  research and market data;

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  fidelity bond, directors' and officers' errors and omissions liability insurance and other insurance premiums;

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  direct costs and expenses of administration, including printing, mailing, long distance telephone and staff;

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  fees and expenses associated with independent audits, outside legal and consulting costs;

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  costs of winding up;

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  costs incurred in connection with the formation or maintenance of entities or vehicles to hold our assets for tax or other purposes;

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  extraordinary expenses (such as litigation or indemnification); and

  •
  costs associated with reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws.

        We expect, but cannot assure, that our general and administrative expenses will increase in dollar terms during periods of asset growth, but will decline as a percentage of total assets during such periods.

  Leverage

        The amount of leverage we use in any period depends on a variety of factors, including cash available for investing, the cost of financing and general economic and market conditions. Generally, our total borrowings are limited so that we cannot incur additional borrowings, including through the issuance of additional debt securities, if such additional indebtedness would cause our asset coverage ratio to fall below 200%, as defined in the 1940 Act; however, recent legislation has modified the 1940 Act by allowing a BDC to increase the maximum amount of leverage it may incur from an asset coverage ratio of 200% to an asset coverage ratio of 150%, if certain requirements are met. This means that generally, we can borrow up to $1 for every $1 of investor equity (or, if certain conditions are met, we can borrow up to $2 for every $1 of investor equity). The reduced asset coverage requirement would permit a BDC to double the amount of leverage it could incur. We are permitted to increase our leverage capacity if shareholders representing at least a majority of the votes cast, when quorum is met, approve a proposal to do so. If we receive such shareholder approval, we would be permitted to increase our leverage capacity on the first day after such approval. Alternatively, we may increase the maximum amount of leverage we may incur to an asset coverage ratio of 150% if the required majority (as defined in Section 57(o) of the 1940 Act) of the independent members of our Board approves such increase with such approval becoming effective after one year. In either case, we would be required to make certain disclosures on our website and in SEC filings regarding, among other things, the receipt of approval to increase our leverage, our leverage capacity and usage, and risks related to leverage. In addition, before incurring any such additional leverage, we would have to renegotiate or receive a waiver from the contractual leverage limitations under our existing credit facilities and notes.

        In any period, our interest expense will depend largely on the extent of our borrowing, and we expect interest expense will increase as we increase our debt outstanding. In addition, we may dedicate assets to financing facilities.

  Market Trends

        We believe the middle-market lending environment provides opportunities for us to meet our goal of making investments that generate attractive risk-adjusted returns based on a combination of the following factors:

        Limited Availability of Capital for Middle-Market Companies.    We believe that regulatory and structural changes in the market have reduced the amount of capital available to U.S. middle-market companies. In particular, we believe there are currently fewer providers of capital to middle market companies. We believe that many commercial and investment banks have, in recent years, de-emphasized their service and product offerings to middle-market businesses in favor of lending to large corporate clients and managing capital markets transactions. In addition, these lenders may be constrained in their ability to underwrite and hold bank loans and high yield securities for middle-market issuers as they seek to meet existing and future regulatory capital requirements. We also believe that there is a lack of market participants that are willing to hold meaningful amounts of certain middle-market loans. As a result, we believe our ability to minimize syndication risk for a company seeking financing by being able to hold its loans without having to syndicate them, coupled with reduced capacity of traditional lenders to serve the middle-market, present an attractive opportunity to invest in middle-market companies.

        Capital Markets Have Been Unable to Fill the Void in U.S. Middle Market Finance Left by Banks.    While underwritten bond and syndicated loan markets have been robust in recent years, middle market companies are less able to access these markets for reasons including the following:

        High Yield Market—Middle market companies generally are not issuing debt in an amount large enough to be an attractively sized bond. High yield bonds are generally purchased by institutional investors who, among other things, are focused on the liquidity characteristics of the bond being issued.

For example, mutual funds and exchange traded funds ("ETFs") are significant buyers of underwritten bonds. However, mutual funds and ETFs generally require the ability to liquidate their investments quickly in order to fund investor redemptions and/or comply with regulatory requirements. Accordingly, the existence of an active secondary market for bonds is an important consideration in these entities' initial investment decision. Because there is typically little or no active secondary market for the debt of U.S. middle market companies, mutual funds and ETFs generally do not provide debt capital to U.S. middle market companies. We believe this is likely to be a persistent problem and creates an advantage for those like us who have a more stable capital base and have the ability to invest in illiquid assets.

        Syndicated Loan Market—While the syndicated loan market is modestly more accommodating to middle market issuers, as with bonds, loan issue size and liquidity are key drivers of institutional appetite and, correspondingly, underwriters' willingness to underwrite the loans. Loans arranged through a bank are done either on a "best efforts" basis or are underwritten with terms plus provisions that permit the underwriters to change certain terms, including pricing, structure, yield and tenor, otherwise known as "flex", to successfully syndicate the loan, in the event the terms initially marketed are insufficiently attractive to investors. Furthermore, banks are generally reluctant to underwrite middle market loans because the arrangement fees they may earn on the placement of the debt generally are not sufficient to meet the banks' return hurdles. Loans provided by companies such as ours provide certainty to issuers in that we can commit to a given amount of debt on specific terms, at stated coupons and with agreed upon fees. As we are the ultimate holder of the loans, we do not require market "flex" or other arrangements that banks may require when acting on an agency basis.

        Robust Demand for Debt Capital.    We believe U.S. middle market companies will continue to require access to debt capital to refinance existing debt, support growth and finance acquisitions. In addition, we believe the large amount of uninvested capital held by funds of private equity firms, estimated by Preqin Ltd., an alternative assets industry data and research company, to be $1.26 trillion as of March 2019, will continue to drive deal activity. We expect that private equity sponsors will continue to pursue acquisitions and leverage their equity investments with secured loans provided by companies such as us.

        The Middle Market is a Large Addressable Market.    According to GE Capital's National Center for the Middle Market 2nd quarter 2019 Middle Market Indicator, there are approximately 200,000 U.S. middle market companies, which have approximately 47.9 million aggregate employees. Moreover, the U.S. middle market accounts for one-third of private sector gross domestic product ("GDP"). GE defines U.S. middle market companies as those between $10 million and $1 billion in annual revenue, which we believe has significant overlap with our definition of U.S. middle market companies.

        Attractive Investment Dynamics.    An imbalance between the supply of, and demand for, middle market debt capital creates attractive pricing dynamics. We believe the directly negotiated nature of middle market financings also generally provides more favorable terms to the lender, including stronger covenant and reporting packages, better call protection, and lender-protective change of control provisions. Additionally, we believe BDC managers' expertise in credit selection and ability to manage through credit cycles has generally resulted in BDCs experiencing lower loss rates than U.S. commercial banks through credit cycles. Further, we believe that historical middle market default rates have been lower, and recovery rates have been higher, as compared to the larger market capitalization, broadly distributed market, leading to lower cumulative losses.

        Conservative Capital Structures.    Following the credit crisis, which we define broadly as occurring between mid-2007 and mid-2009, lenders have generally required borrowers to maintain more equity as a percentage of their total capitalization, specifically to protect lenders during economic downturns. With more conservative capital structures, U.S. middle market companies have exhibited higher levels of cash flows available to service their debt. In addition, U.S. middle market companies often are characterized by simpler capital structures than larger borrowers, which facilitates a streamlined underwriting process and, when necessary, restructuring process.

        Attractive Opportunities in Investments in Loans.    We invest in senior secured or unsecured loans, subordinated loans or mezzanine loans and, to a lesser extent, equity-related securities. We believe that opportunities in senior secured loans are significant because of the floating rate structure of most senior secured debt issuances and because of the strong defensive characteristics of these types of investments. Given the current low interest rate environment, we believe that debt issues with floating interest rates offer a superior return profile as compared with fixed-rate investments, since floating rate structures are generally less susceptible to declines in value experienced by fixed-rate securities in a rising interest rate environment. Senior secured debt also provides strong defensive characteristics. Senior secured debt has priority in payment among an issuer's security holders whereby holders are due to receive payment before junior creditors and equity holders. Further, these investments are secured by the issuer's assets, which may provide protection in the event of a default.

Portfolio and Investment Activity

        As of June 30, 2019, based on fair value, our portfolio consisted of 81.3% first lien senior secured debt investments (of which 42.3% were unitranche debt investments (including "last out" portions of such loans)), 16.9% second lien senior secured debt investments, 0.3% unsecured debt investments, 1.3% investment funds and vehicles, and 0.2% equity investments.

        As of June 30, 2019, our weighted average total yield of the portfolio at fair value and amortized cost was 9.1% and 9.1%, respectively, and our weighted average yield of debt and income producing securities at fair value and amortized cost was 9.1% and 9.1%, respectively.

        As of June 30, 2019, we had investments in 90 portfolio companies with an aggregate fair value of $7.2 billion.

        Our investment activity for the three months ended June 30, 2019 and 2018 and the years ended December 31, 2018, 2017 and 2016 is presented below (information presented herein is at par value unless otherwise indicated).

	For the Three Months Ended June 30,		For the Years Ended December 31,
($ in thousands)	2019	2018	2018	2017	2016
New investment commitments
Gross originations	$953,381	$1,130,955	$5,814,181	$2,277,528	$1,173,032
Less: Sell downs	—	(139,091)	(618,040)	(396,375)	(172,500)

Total new investment commitments	$953,381	$991,864	$5,196,141	$1,881,153	$1,000,532

Principal amount of investments funded:
First-lien senior secured debt investments	$630,213	$723,175	$3,388,527	$1,242,944	$584,660
Second-lien senior secured debt investments	140,684	71,506	799,701	434,750	395,500
Unsecured debt investments	—	—	23,000	—	—
Equity investments	1,991	340	11,215	2,760	—
Investment funds and vehicles	—	19,313	26,110	65,028	—

Total principal amount of investments funded	$772,888	$814,334	$4,248,553	$1,745,482	$980,160

Principal amount of investments sold or repaid:
First-lien senior secured debt investments	$(419,460)	$(310,672)	$(536,715)	$(187,351)	$—
Second-lien senior secured debt investments	(43,700)	(84,250)	(341,600)	(138,500)	—
Unsecured debt investments	—	—	—	—	—
Equity investments	—	—	(2,760)	—	—
Investment funds and vehicles	(2,000)	—	—	—	—

Total principal amount of investments sold or repaid	$(465,160)	$(394,922)	$(881,075)	$(325,851)	$—

Number of new investment commitments in new portfolio companies(1)	13	9	44	25	21
Average new investment commitment amount	$54,791	$85,691	$105,689	$72,566	$47,644
Weighted average term for new investment commitments (in years)	6.3	5.9	6.2	6.0	6.4
Percentage of new debt investment commitments at floating rates	100.0%	100.0%	99.6%	98.1%	98.0%
Percentage of new debt investment commitments at fixed rates	0.0%	0.0%	0.4%	1.9%	2.0%
Weighted average interest rate of new investment commitments(2)	8.2%	9.1%	8.8%	8.3%	8.5%
Weighted average spread over LIBOR of new floating rate investment commitments	5.9%	6.8%	6.0%	6.5%	7.3%

(1)
Number of new investment commitments represents commitments to a particular portfolio company.

(2)
Assumes each floating rate commitment is subject to the greater of the interest rate floor (if applicable) or 3-month LIBOR, which was 2.32% and 2.34% as of June 30, 2019 and 2018, respectively, and 2.81%, 1.69% and 1.00% as of December 31, 2018, 2017 and 2016, respectively.

        As of June 30, 2019 and December 31, 2018, our investments consisted of the following:

	June 30, 2019			December 31, 2018
($ in thousands)	Amortized Cost	Fair Value		Amortized Cost	Fair Value
First-lien senior secured debt investments	$5,888,168	$5,884,919	(1)	$4,566,573	$4,554,835
Second-lien senior secured debt investments	1,227,740	1,226,861		1,119,507	1,109,366
Unsecured debt investments	23,000	24,435		23,000	22,183
Equity investments	13,206	14,355		11,215	11,063
Investment funds and vehicles(2)	91,638	90,185		91,138	86,622

Total Investments	$7,243,752	$7,240,755		$5,811,433	$5,784,069

(1)
$2,490,961 of which are unitranche loans.

(2)
Includes investment in Sebago Lake.

        The table below describes investments by industry composition based on fair value as of June 30, 2019 and December 31, 2018:

	June 30, 2019	December 31, 2018
Advertising and media	3.4%	4.2%
Aerospace and defense	2.7	—
Automotive	2.1	2.6
Buildings and real estate	6.5	5.2
Business services	5.1	7.6
Chemicals	3.3	1.7
Consumer products	3.3	1.8
Containers and packaging	0.6	0.7
Distribution	8.7	10.6
Education	4.3	3.0
Energy equipment and services	1.7	1.6
Financial services	1.8	1.9
Food and beverage	6.9	8.4
Healthcare providers and services	8.9	6.5
Healthcare technology	1.6	0.7
Household products	0.7	0.9
Infrastructure and environmental services	2.9	3.4
Insurance	2.1	0.6
Internet software and services	10.1	9.5
Investment funds and vehicles(1)	1.2	1.5
Leisure and entertainment	2.7	3.8
Manufacturing	1.8	1.8
Oil and gas	2.9	4.9
Professional services	10.0	11.4
Specialty retail	2.5	2.8
Telecommunications	0.5	0.6
Transportation	1.7	2.3

Total	100.0%	100.0%

(1)
Includes investment in Sebago Lake.

        The table below describes investments by geographic composition based on fair value as of June 30, 2019 and December 31, 2018:

	June 30, 2019	December 31, 2018
United States:
Midwest	17.2%	17.3%
Northeast	16.9	22.0
South	42.7	36.7
West	18.4	20.1
Belgium	1.3	1.6
Canada	1.3	0.9
United Kingdom	2.2	1.4

Total	100.0%	100.0%

        The weighted average yields and interest rates of our investments at fair value as of June 30, 2019 and December 31, 2018 were as follows:

	June 30, 2019	December 31, 2018
Weighted average total yield of portfolio	9.1%	9.4%
Weighted average total yield of debt and income producing securities	9.1%	9.4%
Weighted average interest rate of debt securities	8.5%	9.0%
Weighted average spread over LIBOR of all floating rate investments	6.1%	6.3%

        The weighted average yield of our debt and income producing securities is not the same as a return on investment for our shareholders but, rather, relates to our investment portfolio and is calculated before the payment of all of our and our subsidiaries' fees and expenses. The weighted average yield was computed using the effective interest rates as of each respective date, including accretion of original issue discount and loan origination fees, but excluding investments on non-accrual status, if any. There can be no assurance that the weighted average yield will remain at its current level.

        Our Adviser monitors our portfolio companies on an ongoing basis. It monitors the financial trends of each portfolio company to determine if they are meeting their respective business plans and to assess the appropriate course of action with respect to each portfolio company. Our Adviser has several methods of evaluating and monitoring the performance and fair value of our investments, which may include the following:

  •
  assessment of success of the portfolio company in adhering to its business plan and compliance with covenants;

  •
  periodic and regular contact with portfolio company management and, if appropriate, the financial or strategic sponsor, to discuss financial position, requirements and accomplishments;

  •
  comparisons to other companies in the portfolio company's industry; and

  •
  review of monthly or quarterly financial statements and financial projections for portfolio companies.

        As part of the monitoring process, our Adviser employs an investment rating system to categorize our investments. In addition to various risk management and monitoring tools, our Adviser rates the credit risk of all investments on a scale of 1 to 5. This system is intended primarily to reflect the underlying risk of a portfolio investment relative to our initial cost basis in respect of such portfolio investment (i.e., at the time of origination or acquisition), although it may also take into account the performance of the portfolio company's business, the collateral coverage of the investment and other relevant factors. The rating system is as follows:

Investment Rating	Description
1	Investments rated 1 involve the least amount of risk to our initial cost basis. The borrower is performing above expectations, and the trends and risk factors for this investment since origination or acquisition are generally favorable;
2
Investments rated 2 involve an acceptable level of risk that is similar to the risk at the time of origination or acquisition. The borrower is generally performing as expected and the risk factors are neutral to favorable. All investments or acquired investments in new portfolio companies are initially assessed a rating of 2;
3	Investments rated 3 involve a borrower performing below expectations and indicates that the loan's risk has increased somewhat since origination or acquisition;
4
Investments rated 4 involve a borrower performing materially below expectations and indicates that the loan's risk has increased materially since origination or acquisition. In addition to the borrower being generally out of compliance with debt covenants, loan payments may be past due (but generally not more than 120 days past due); and
5
Investments rated 5 involve a borrower performing substantially below expectations and indicates that the loan's risk has increased substantially since origination or acquisition. Most or all of the debt covenants are out of compliance and payments are substantially delinquent. Loans rated 5 are not anticipated to be repaid in full and we will reduce the fair market value of the loan to the amount we anticipate will be recovered.

        Our Adviser rates the investments in our portfolio at least quarterly and it is possible that the rating of a portfolio investment may be reduced or increased over time. For investments rated 3, 4 or 5, our Adviser enhances its level of scrutiny over the monitoring of such portfolio company.

        The following table shows the composition of our portfolio on the 1 to 5 rating scale as of June 30, 2019 and December 31, 2018:

	June 30, 2019		December 31, 2018
Investment Rating	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
($ in thousands)
1	$758,372	10.5%	$748,877	12.9%
2	6,065,609	83.8	4,665,758	80.7
3	416,774	5.7	369,434	6.4
4	—	—	—	—
5	—	—	—	—

Total	$7,240,755	100.0%	$5,784,069	100.0%

        The following table shows the amortized cost of our performing and non-accrual debt investments as of June 30, 2019 and December 31, 2018:

	June 30, 2019		December 31, 2018
($ in thousands)	Amortized Cost	Percentage	Amortized Cost	Percentage
Performing	$7,138,908	100.0%	$5,709,080	100.0%
Non-accrual	—	—	—	—

Total	$7,138,908	100.0%	$5,709,080	100.0%

        Loans are generally placed on non-accrual status when there is reasonable doubt that principal or interest will be collected in full. Accrued interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management's judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest is paid current and, in management's judgment, are likely to remain current. Management may make exceptions to this treatment and determine to not place a loan on non-accrual status if the loan has sufficient collateral value and is in the process of collection.

  Sebago Lake LLC

        Sebago Lake, a Delaware limited liability company, was formed as a joint venture between us and The Regents of the University of California ("Regents") and commenced operations on June 20, 2017. Sebago Lake's principal purpose is to make investments, primarily in senior secured loans that are made to middle-market companies or in broadly syndicated loans. Both we and Regents (the "Members") have a 50% economic ownership in Sebago Lake. Except under certain circumstances, contributions to Sebago Lake cannot be redeemed. Each of the Members initially agreed to contribute up to $100 million to Sebago Lake. On July 26, 2018, each of the Members increased their contribution to Sebago Lake up to an aggregate of $125 million. As of June 30, 2019, each Member has funded $91.6 million of their respective $125 million commitments. Sebago Lake is managed by the Members, each of which have equal voting rights. Investment decisions must be approved by each of the Members.

        We have determined that Sebago Lake is an investment company under Accounting Standards Codification ("ASC") 946, however, in accordance with such guidance, we will generally not consolidate its investment in a company other than a wholly owned investment company subsidiary or a controlled operating company whose business consists of providing services to the Company. Accordingly, we do not consolidate our non-controlling interest in Sebago Lake.

        During 2018, we acquired one investment from Sebago Lake at fair market value. The transaction generated a realized gain of $0.1 million for Sebago Lake. During 2017, we sold our investment in three portfolio companies at fair market value to Sebago Lake generating a realized gain of $0.5 million.

        As of June 30, 2019 and December 31, 2018, Sebago Lake had total investments in senior secured debt at fair value of $499.8 million and $531.5 million, respectively. The determination of fair value is in accordance with ASC 820; however, such fair value is not included in our Board's valuation process.

The following table is a summary of Sebago Lake's portfolio as well as a listing of the portfolio investments in Sebago Lake's portfolio as of June 30, 2019 and December 31, 2018:

($ in thousands)	June 30, 2019	December 31, 2018
Total senior secured debt investments(1)	$507,306	$545,553
Weighted average spread over LIBOR(1)	4.59%	4.66%
Number of portfolio companies	16	16
Largest funded investment to a single borrower(1)	$49,517	$49,768

(1)
At par.

Sebago Lake's Portfolio as of June 30, 2019 ($ in thousands)
Company(1)(2)(4)(5)	Investment	Interest	Maturity Date	Par / Units	Amortized Cost(3)	Fair Value	Percentage of Members' Equity
Debt Investments
Aerospace and defense
Applied Composites Holdings, LLC (fka AC&A Enterprises Holdings, LLC)(7)	First lien senior secured loan	L + 5.50%	12/21/2023	35,368	$34,813	34,800	19.3%
Applied Composites Holdings, LLC (fka AC&A Enterprises Holdings, LLC)(9)(11)(14)	First lien senior secured revolving loan	P + 4.50%	12/21/2022	750	708	702	0.4%
Dynasty Acquisition Co., Inc. (dba StandardAero Limited)(7)	First lien senior secured loan	L + 4.00%	4/4/2026	40,000	39,805	39,800	22.1%
Space Exploration Technologies Corp.(6)	First lien senior secured loan	L + 4.25%	11/21/2025	24,875	24,644	24,626	13.7%

				100,993	99,970	99,928	55.5%
Education
SSH Group Holdings, Inc. (dba Stratford School)(7)(10)	First lien senior secured loan	L + 4.25%	7/30/2025	34,737	34,643	34,492	19.1%
Food and beverage
DecoPac, Inc.(7)	First lien senior secured loan	L + 4.25%	9/30/2024	20,561	20,483	20,602	11.4%
DecoPac, Inc.(6)(11)(14)	First lien senior secured revolving loan	L + 4.25%	9/29/2023	714	702	715	0.4%
FQSR, LLC (dba KBP Investments)(7)	First lien senior secured loan	L + 5.50%	5/14/2023	24,632	24,335	24,336	13.5%
FQSR, LLC (dba KBP Investments)(7)(11)(13)(14)	First lien senior secured delayed draw term loan	L + 5.50%	5/14/2020	3,305	3,233	3,231	1.8%
Give & Go Prepared Foods Corp.(6)(10)	First lien senior secured loan	L + 4.25%	7/29/2023	24,563	24,518	22,475	12.5%
Sovos Brands Intermediate, Inc.(8)	First lien senior secured loan	L + 5.00%	7/20/2025	44,775	44,368	44,341	24.6%

				118,550	117,639	115,700	64.2%
Healthcare equipment and services
Cadence, Inc.(6)	First lien senior secured loan	L + 4.50%	5/21/2025	27,473	26,888	26,915	14.9%

Sebago Lake's Portfolio as of June 30, 2019 ($ in thousands)
Company(1)(2)(4)(5)	Investment	Interest	Maturity Date	Par / Units	Amortized Cost(3)	Fair Value	Percentage of Members' Equity
Cadence, Inc.(11)(12)(14)	First lien senior secured revolving loan	L + 4.50%	5/21/2025	—	(143)	(149)	(0.1)%

				27,473	26,745	26,766	14.8%
Healthcare technology
VVC Holdings Corp. (dba Athenahealth, Inc.)(7)(10)	First lien senior secured loan	L + 4.50%	2/11/2026	19,950	19,566	19,884	11.0%
Infrastructure and environmental services
CHA Holding, Inc.(7)	First lien senior secured loan	L + 4.50%	4/10/2025	24,750	24,655	24,651	13.7%
CHA Holding, Inc.(7)(11)(13)(14)	First lien senior secured delayed draw term loan	L + 4.50%	10/10/2019	5,217	5,195	5,196	2.9%

				29,967	29,850	29,847	16.6%
Insurance
Integro Parent Inc.(7)	First lien senior secured loan	L + 5.75%	10/28/2022	44,425	44,250	43,936	24.3%
Integro Parent Inc.(11)(12)(14)	First lien senior secured revolving loan	L + 4.50%	10/30/2021	—	(21)	(54)	—%
USRP Holdings, Inc. (dba U.S. Retirement and Benefits Partners)(7)	First lien senior secured loan	L + 4.25%	3/29/2025	34,737	34,003	33,779	18.7%
USRP Holdings, Inc. (dba U.S. Retirement and Benefits Partners)(7)(11)(14)	First lien senior secured revolving loan	L + 4.25%	3/29/2023	1,125	985	946	0.5%
USRP Holdings, Inc. (dba U.S. Retirement and Benefits Partners)(7)(11)(13)	First lien senior secured delayed draw term loan	L + 4.25%	3/29/2020	6,132	5,953	5,892	3.3%

				86,419	85,170	84,499	46.8%
Internet software and services
DigiCert, Inc.(6)(10)	First lien senior secured loan	L + 4.00%	10/31/2024	49,517	49,276	49,271	27.3%
Manufacturing
Engineered Machinery Holdings(7)	First lien senior secured loan	L + 4.25%	7/19/2024	14,925	14,646	14,627	8.1%
Transportation
Uber Technologies, Inc.(6)(10)	First lien senior secured loan	L + 4.00%	4/4/2025	24,775	24,630	24,765	13.7%

Total Debt Investments				$507,306	$502,135	$499,779	277.1%

Total Investments				$507,306	$502,135	$499,779	277.1%

(1)
Certain portfolio company investments are subject to contractual restrictions on sales.

(2)
Unless otherwise indicated, Sebago Lake's investments are pledged as collateral supporting the amounts outstanding under Sebago Lake's credit facility.

(3)
The amortized cost represents the original cost adjusted for the amortization of discounts and premiums, as applicable, on debt investments using the effective interest method.

(4)
Unless otherwise indicated, all investments are considered Level 3 investments.

(5)
Unless otherwise indicated, loan contains a variable rate structure, and may be subject to an interest rate floor. Variable rate loans bear interest at a rate that may be determined by reference to either the London Interbank Offered Rate ("LIBOR" or "L") (which can include one-, two-, three- or six-month LIBOR) or an alternate base rate (which can include the Federal Funds Effective Rate or the Prime Rate), at the borrower's option, and which reset periodically based on the terms of the loan agreement.

(6)
The interest rate on these loans is subject to 1 month LIBOR, which as of June 30, 2019 was 2.40%.

(7)
The interest rate on these loans is subject to 3 month LIBOR, which as of June 30, 2019 was 2.32%.

(8)
The interest rate on these loans is subject to 6 month LIBOR, which as of June 30, 2019 was 2.20%.

(9)
The interest rate on these loans is subject to Prime, which as of June 30, 2019 was 5.50%.

(10)
Level 2 investment.

(11)
Position or portion thereof is an unfunded loan commitment.

(12)
The negative cost is the result of the capitalized discount being greater than the principal amount outstanding on the loan. The negative fair value is the result of the capitalized discount on the loan.

(13)
The date disclosed represents the commitment period of the unfunded term loan. Upon expiration of the commitment period, the funded portion of the term loan may be subject to a longer maturity date.

(14)
Investment is not pledged as collateral under Sebago Lake's credit facility.

Sebago Lake's Portfolio as of December 31, 2018 ($ in thousands)
Company(1)(2)(4)(5)	Investment	Interest	Maturity Date	Par / Units	Amortized Cost(3)	Fair Value	Percentage of Members' Equity
Debt Investments
Aerospace and defense
Applied Composites Holdings, LLC (fka AC&A Enterprises Holdings, LLC)(8)	First lien senior secured loan	L + 5.50%	12/21/2023	$35,547	$34,936	$34,765	20.1%
Applied Composites Holdings, LLC (fka AC&A Enterprises Holdings, LLC)(11)(12)(14)	First lien senior secured revolving loan	L + 5.50%	12/21/2022	—	(48)	(66)	—%
Space Exploration Technologies Corp.(6)	First lien senior secured loan	L + 4.25%	11/21/2025	25,000	24,751	24,750	14.3%

				60,547	59,639	59,449	34.4%
Education
SSH Group Holdings, Inc. (dba Stratford School)(8)	First lien senior secured loan	L + 4.25%	7/30/2025	34,913	34,812	34,383	19.8%
Food and beverage
DecoPac, Inc.(8)	First lien senior secured loan	L + 4.25%	9/30/2024	21,161	21,074	20,949	12.1%
DecoPac, Inc.(11)(12)(14)	First lien senior secured revolving loan	L + 4.25%	9/29/2023	—	(14)	(32)	—%
FQSR, LLC (dba KBP Investments)(8)	First lien senior secured loan	L + 5.50%	5/14/2023	24,756	24,426	24,202	14.0%
FQSR, LLC (dba KBP Investments)(8)(11)(13)(14)	First lien senior secured delayed draw term loan	L + 5.50%	5/14/2020	3,305	3,224	3,168	1.8%
Give & Go Prepared Foods Corp.(8)	First lien senior secured loan	L + 4.25%	7/29/2023	24,688	24,638	21,725	12.5%
Sovos Brands Intermediate, Inc.(8)	First lien senior secured loan	L + 5.00%	7/20/2025	45,000	44,556	44,550	25.7%

				118,910	117,904	114,562	66.1%

Sebago Lake's Portfolio as of December 31, 2018 ($ in thousands)
Company(1)(2)(4)(5)	Investment	Interest	Maturity Date	Par / Units	Amortized Cost(3)	Fair Value	Percentage of Members' Equity
Healthcare equipment and services
Beaver-Visitec International Holdings, Inc.(7)	First lien senior secured loan	L + 4.00%	8/19/2023	40,019	39,835	39,659	22.9%
Cadence, Inc.(6)	First lien senior secured loan	L + 4.50%	5/21/2025	24,599	24,034	23,418	13.5%
Cadence, Inc.(11)(12)(14)	First lien senior secured revolving loan	L + 4.50%	5/21/2025	—	(161)	(301)	(0.2)%

				64,618	63,708	62,776	36.2%
Infrastructure and environmental services
CHA Holding, Inc.(8)	First lien senior secured loan	L + 4.50%	4/10/2025	24,875	24,772	24,601	14.2%
CHA Holding, Inc.(11)(12)(13)(14)	First lien senior secured delayed draw term loan	L + 4.50%	10/10/2019	—	(24)	(60)	—%

				24,875	24,748	24,541	14.2%
Insurance
Integro Parent Inc.(8)	First lien senior secured loan	L + 5.75%	10/28/2022	44,655	44,456	43,749	25.3%
Integro Parent Inc.(8)(11)(14)	First lien senior secured revolving loan	L + 4.50%	10/30/2021	1,830	1,805	1,728	1.0%
USRP Holdings, Inc. (dba U.S. Retirement and Benefits Partners)(8)	First lien senior secured loan	L + 4.25%	3/29/2025	34,822	34,095	33,608	19.3%
USRP Holdings, Inc. (dba U.S. Retirement and Benefits Partners)(9)(11)(14)	First lien senior secured revolving loan	P + 3.25%	3/29/2023	1,250	1,091	1,019	0.6%
USRP Holdings, Inc. (dba U.S. Retirement and Benefits Partners)(8)(11)(13)	First lien senior secured delayed draw term loan	L + 4.25%	3/29/2020	6,147	5,953	5,843	3.4%
Worley Claims Services, LLC(7)	First lien senior secured loan	L + 5.50%	8/7/2022	29,568	29,323	29,273	16.9%
Worley Claims Services, LLC(11)(12)(13)(14)	First lien senior secured delayed draw term loan	L + 5.50%	2/7/2019	—	(28)	—	—%

				118,272	116,695	115,220	66.5%
Internet software and services
DigiCert, Inc.(6)(10)	First lien senior secured loan	L + 4.00%	10/31/2024	49,768	49,505	48,623	28.1%
Manufacturing
ACProducts, Inc.(8)	First lien senior secured loan	L + 4.75%	1/3/2022	48,750	48,320	47,726	27.5%
Transportation
Uber Technologies, Inc.(6)(10)	First lien senior secured loan	L + 4.00%	4/4/2025	24,900	24,745	24,235	14.0%

Total Debt Investments				$545,553	$540,076	$531,515	306.8%

Total Investments				$545,553	$540,076	$531,515	306.8%

(1)
Certain portfolio company investments are subject to contractual restrictions on sales.

(2)
Unless otherwise indicated, Sebago Lake's investments are pledged as collateral supporting the amounts outstanding under Sebago Lake's credit facility.

(3)
The amortized cost represents the original cost adjusted for the amortization of discounts and premiums, as applicable, on debt investments using the effective interest method.

(4)
Unless otherwise indicated, all investments are considered Level 3 investments.

(5)
Unless otherwise indicated, loan contains a variable rate structure, and may be subject to an interest rate floor. Variable rate loans bear interest at a rate that may be determined by reference to either the London Interbank Offered Rate ("LIBOR" or "L") (which can include one-, two-, three- or six-month LIBOR) or an alternate base rate (which can include the Federal Funds Effective Rate or the Prime Rate), at the borrower's option, and which reset periodically based on the terms of the loan agreement.

(6)
The interest rate on these loans is subject to 1 month LIBOR, which as of December 31, 2018 was 2.50%.

(7)
The interest rate on these loans is subject to 2 month LIBOR, which as of December 31, 2018 was 2.61%.

(8)
The interest rate on these loans is subject to 3 month LIBOR, which as of December 31, 2018 was 2.81%.

(9)
The interest rate on these loans is subject to Prime, which as of December 31, 2018 was 5.50%.

(10)
Level 2 investment.

(11)
Position or portion thereof is an unfunded loan commitment.

(12)
The negative cost is the result of the capitalized discount being greater than the principal amount outstanding on the loan. The negative fair value is the result of the capitalized discount on the loan.

(13)
The date disclosed represents the commitment period of the unfunded term loan. Upon expiration of the commitment period, the funded portion of the term loan may be subject to a longer maturity date.

(14)
Investment is not pledged as collateral under Sebago Lake's credit facility.

        Below is selected balance sheet information for Sebago Lake as of June 30, 2019 and December 31, 2018:

($ in thousands)	June 30, 2019 (Unaudited)	December 31, 2018
Assets
Investments at fair value (amortized cost of $502,135 and $540,076, respectively)	$499,779	$531,515
Cash	11,017	13,487
Interest receivable	1,487	1,925
Prepaid expenses and other assets	108	455

Total Assets	$512,391	$547,382

Liabilities
Debt (net of unamortized debt issuance costs of $4,633 and $5,368, respectively)	$324,051	$356,611
Loan origination and structuring fees payable	—	4,871
Distributions payable	5,168	6,460
Accrued expenses and other liabilities	2,803	6,196

Total Liabilities	$332,022	$374,138
Members' Equity
Members' Equity	180,369	173,244

Members' Equity	180,369	173,244

Total Liabilities and Members' Equity	$512,391	$547,382

        Below is selected statement of operations information for Sebago Lake for the three and six months ended June 30, 2019 and 2018:

	Three Months Ended June 30,		Six Months Ended June 30,
($ in thousands)	2019	2018	2019	2018
Investment Income
Interest income	$10,087	$8,547	$20,483	$14,706
Other income	57	127	125	220

Total Investment Income	10,144	8,674	20,608	14,926

Expenses
Loan origination and structuring fee	—	1,636	—	2,819
Interest expense	4,551	3,902	9,184	6,526
Professional fees	175	223	355	412

Total Expenses	4,726	5,761	9,539	9,757

Net Investment Income Before Taxes	5,418	2,913	11,069	5,169

Taxes	253	—	587	—

Net Investment Income After Taxes	$5,165	$2,913	$10,482	$5,169

Net Realized and Unrealized Gain (Loss) on Investments
Net Unrealized Gain (Loss) on Investments	2,035	(1,947)	6,205	(1,687)

Total Net Unrealized Gain (Loss) on Investments	2,035	(1,947)	6,205	(1,687)

Net Increase in Members' Equity Resulting from Operations	$7,200	$966	$16,687	$3,482

        On August 9, 2017, Sebago Lake Financing LLC and SL Lending LLC, wholly-owned subsidiaries of Sebago Lake, entered into a credit facility with Goldman Sachs Bank USA. Goldman Sachs Bank USA serves as the sole lead arranger, syndication agent and administrative agent, and State Street Bank and Trust Company serves as the collateral administrator and agent. The credit facility includes a maximum borrowing capacity of $400 million. As of June 30, 2019, there was $328.7 million outstanding under the credit facility. For the three and six months ended June 30, 2019 and 2018, the components of interest expense were as follows:

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
($ in thousands)	2019	2018	2019	2018
Interest expense	$4,142	$3,496	$8,368	$5,795
Amortization of debt issuance costs	409	406	816	731

Total Interest Expense	$4,551	$3,902	$9,184	$6,526

Average interest rate	4.8%	4.4%	4.8%	4.2%
Average daily borrowings	$340,266	$315,669	$344,317	$277,319

  Loan Origination and Structuring Fees

        If the loan origination and structuring fees earned by Sebago Lake during a fiscal period exceed Sebago Lake's expenses and other obligations (excluding financing costs), such excess is allocated to the

Member(s) responsible for the origination of the loans pro rata in accordance with the total loan origination and structuring fees earned by Sebago Lake with respect to the loans originated by such Member; provided, that in no event will the amount allocated to a Member exceed 1% of the par value of the loans originated by such Member in any fiscal year. The loan origination and structuring fee is accrued quarterly and included in other income from controlled, affiliated investments on our Consolidated Statements of Operations and paid annually. On February 27, 2019, the Members agreed to amend the terms of Sebago Lake's operating agreement to eliminate the allocation of excess loan origination and structuring fees to the Members. As such, for the three and six months ended June 30, 2019, we accrued no income based on loan origination and structuring fees. For the three and six months ended June 30, 2018, we accrued income based on loan origination and structuring fees of $1.6 million and $2.8 million, respectively.

Results of Operations

For the three and six months ended June 30, 2019 and 2018

        The following table represents the operating results for the three and six months ended June 30, 2019 and 2018:

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
($ in millions)	2019	2018	2019	2018
Total Investment Income	$176.1	$86.1	$327.6	$151.5
Less: Expenses	56.7	33.2	110.5	59.9

Net Investment Income (Loss) Before Taxes	$119.4	$52.9	$217.1	$91.6
Less: Income taxes, including excise taxes	(0.2)	0.5	1.5	0.6

Net Investment Income (Loss) After Taxes	$119.6	$52.4	$215.6	$91.0
Net change in unrealized gain (loss)	5.1	2.3	23.5	7.8
Net realized gain (loss)	—	(4.0)	—	(3.8)

Net Increase (Decrease) in Net Assets Resulting from Operations	$124.7	$50.7	$239.1	$95.0

        Net increase (decrease) in net assets resulting from operations can vary from period to period as a result of various factors, including the level of new investment commitments, expenses, the recognition of realized gains and losses and changes in unrealized appreciation and depreciation on the investment portfolio.

  Investment Income

        Investment income for the three and six months ended June 30, 2019 and 2018 were as follows:

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
($ in millions)	2019	2018	2019	2018
Interest income from investments	$171.4	$79.9	$317.8	$141.2
Dividend income	2.6	1.6	5.3	2.9
Other income	2.1	4.6	4.5	7.4

Total investment income	$176.1	$86.1	$327.6	$151.5

  For the three months ended June 30, 2019 and 2018

        Investment income increased to $176.1 million for the three months ended June 30, 2019 from $86.1 million for the same period in prior year primarily due to an increase in interest income as a result of an increase in our investment portfolio, as well as an increase in interest income from the acceleration of the amortization of upfront fees and prepayment fees as a result of receiving full paydowns from four investments. Our investment portfolio, at par, increased from $3.5 billion as of June 30, 2018, to $7.4 billion as of June 30, 2019. In addition to the growth in the portfolio, the incremental increase in investment income was due to an increase in dividend income earned from our investment in Sebago Lake of $1.0 million year-over-year. Other income decreased period over period due to $1.6 million of Sebago Lake fee income received for the three months ended June 30, 2018 that is no longer received subsequent to December 31, 2018 and a decrease in incremental fee income of $0.9 million. We expect that investment income will continue to increase provided that our investment portfolio continues to increase.

  For the six months ended June 30, 2019 and 2018

        Investment income increased to $327.6 million for the six months ended June 30, 2019 from $151.5 million for the same period in prior year primarily due to an increase in interest income as a result of an increase in our investment portfolio, as well as an increase in interest income from the acceleration of the amortization of upfront fees and prepayment fees period over period. Our investment portfolio, at par, increased from $3.5 billion as of June 30, 2018, to $7.4 billion as of June 30, 2019. In addition to the growth in the portfolio, the incremental increase in investment income was due to an increase in dividend income earned from our investment in Sebago Lake of $2.4 million year-over-year. Other income decreased primarily as a result of $2.8 million of Sebago Lake fee income received for the six months ended June 30, 2018 that is no longer received subsequent to December 31, 2018. We expect that investment income will continue to increase provided that our investment portfolio continues to increase.

  Expenses

        Expenses for the three months ended June 30, 2019 and 2018 were as follows:

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
($ in millions)	2019	2018	2019	2018
Interest expense	$36.9	$17.1	$71.6	$29.2
Management fee	15.5	12.7	30.6	24.8
Professional fees	2.3	1.7	4.5	3.0
Directors' fees	0.1	0.1	0.3	0.3
Other general and administrative	1.9	1.6	3.5	2.6

Total expenses	$56.7	$33.2	$110.5	$59.9

        Under the terms of the Administration Agreement, we reimburse the Adviser for services performed for us. In addition, pursuant to the terms of the Administration Agreement, the Adviser may delegate its obligations under the Administration Agreement to an affiliate or to a third party and we reimburse the Adviser for any services performed for us by such affiliate or third party.

  For the three months ended June 30, 2019 and 2018

        Total expenses increased to $56.7 million for the three months ended June 30, 2019 from $33.2 million for the same period in the prior year primarily due to an increase in management fees and interest expense. The increase in interest expense of $19.8 million was driven by both an increase in average daily borrowings to $2.7 billion from $1.5 billion period over period, and an increase in the average interest rate to 5.0% from 4.0% period over period. The increase in management fees of $2.8 million is primarily due to an increase in gross assets, partially offset by a decrease in unfunded commitments. We expect that interest expense will continue to increase, provided that we continue to re-deploy our leverage.

  For the six months ended June 30, 2019 and 2018

        Total expenses increased to $110.5 million for the six months ended June 30, 2019 from $59.9 million for the same period in the prior year primarily due to an increase in management fees and interest expense. The increase in interest expense of $42.4 million was driven by both an increase in average daily borrowings to $2.7 billion from $1.3 billion period over period, and an increase in the average interest rate to 4.8% from 3.9% period over period. The increase in management fees of $5.8 million is primarily due to an increase in gross assets and partially offset by a decrease in unfunded commitments. We expect that interest expense will continue to increase, provided that we continue to re-deploy our leverage.

  Income Taxes, Including Excise Taxes

        We have elected to be treated as a RIC under Subchapter M of the Code, and we intend to operate in a manner so as to continue to qualify for the tax treatment applicable to RICs. To qualify for tax treatment as a RIC, we must, among other things, distribute to our shareholders in each taxable year generally at least 90% of our investment company taxable income, as defined by the Code, and net tax-exempt income for that taxable year. To maintain our tax treatment as a RIC, we, among other things, intend to make the requisite distributions to our shareholders, which generally relieves us from corporate-level U.S. federal income taxes.

        Depending on the level of taxable income earned in a tax year, we can be expected to carry forward taxable income (including net capital gains, if any) in excess of current year dividend distributions from the current tax year into the next tax year and pay a nondeductible 4% U.S. federal excise tax on such taxable income, as required. To the extent that we determine that our estimated current year annual taxable income will be in excess of estimated current year dividend distributions from such income, we will accrue excise tax on estimated excess taxable income.

        For the three and six months ended June 30, 2019 we recorded expenses of $(0.2) million and $1.5 million for U.S. federal excise tax, respectively. For the three and six months ended June 30, 2018 we recorded expenses of $0.5 million and $0.6 million for U.S. federal excise tax, respectively.

  Net Unrealized Gains (Losses) on Investments

        We fair value our portfolio investments quarterly and any changes in fair value are recorded as unrealized gains or losses. During the three and six months ended June 30, 2019 and 2018, net unrealized gains (losses) on our investment portfolio were comprised of the following:

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
($ in millions)	2019	2018	2019	2018
Net unrealized gain (loss) on investments	$5.1	$2.3	$23.5	$7.8
Translation of assets and liabilities in foreign currencies	—	—	—	—

Net unrealized gain (loss) on investments	$5.1	$2.3	$23.5	$7.8

  For the three months ended June 30, 2019 and 2018

        For the three months ended June 30, 2019, we had $17.1 million in unrealized appreciation on 35 portfolio company investments, which was offset by $12.0 million in unrealized depreciation on 55 portfolio company investments. For the three months ended June 30, 2018 we had $12.8 million in unrealized appreciation on 17 portfolio company investments, which was offset by $10.5 million in unrealized depreciation on 39 portfolio company investments.

  For the six months ended June 30, 2019 and 2018

        For the six months ended June 30, 2019, we had $41.1 million in unrealized appreciation on 53 portfolio company investments, which was offset by $17.6 million in unrealized depreciation on 37 portfolio company investments. For the six months ended June 30, 2018 we had $18.1 million in unrealized appreciation on 28 portfolio company investments, which was offset by $10.3 million in unrealized depreciation on 30 portfolio company investments.

  Net Realized Gains (Losses) on Investments

        The realized gains and losses on fully exited and partially exited portfolio companies during the three and six months ended June 30, 2019 and 2018 were comprised of the following:

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
($ in millions)	2019	2018	2019	2018
Net realized gain (loss) on investments	$(0.2)	$(4.0)	$(0.2)	$(3.8)
Net realized gain (loss) on foreign currency transactions	0.2	—	0.2	—

Net realized gain (loss) on investments	$—	$(4.0)	$—	$(3.8)

  For the years ended December 31, 2018, 2017 and 2016

        The following table represents the operating results for the years ended December 31, 2018, 2017 and 2016:

	Years Ended December 31,
($ in millions)	2018	2017	2016
Total Investment Income	$388.7	$159.9	$28.8
Less: Expenses	142.2	65.9	19.4

Net Investment Income (Loss) Before Taxes	$246.5	$94.0	$9.4
Less: Income taxes, including excise taxes	1.1	0.2	0.4

Net Investment Income (Loss) After Taxes	$245.4	$93.8	$9.0
Net change in unrealized gain (loss)	(43.6)	9.2	7.6
Net realized gain (loss)	0.4	0.7	—

Net Increase (Decrease) in Net Assets Resulting from Operations	$202.2	$103.7	$16.6

        Net increase (decrease) in net assets resulting from operations can vary from period to period as a result of various factors, including the level of new investment commitments, expenses, the recognition of realized gains and losses and changes in unrealized appreciation and depreciation on the investment portfolio.

  Investment Income

        Investment income for the years ended December 31, 2018, 2017 and 2016 were as follows:

	Years Ended December 31,
($ in millions)	2018	2017	2016
Interest income from investments	$366.8	$151.2	$27.9
Dividend income	8.4	0.1	—
Other income	13.5	8.6	0.9

Total investment income	$388.7	$159.9	$28.8

  For the years ended December 31, 2018 and 2017

        Investment income increased to $388.7 million for the year ended December 31, 2018 from $159.9 million for the same period in prior year primarily due to an increase in interest income as a result of an increase in our investment portfolio. Our investment portfolio, at par, increased from $2.4 billion as of December 31, 2017, to $5.9 billion as of December 31, 2018. In addition to the growth in the portfolio, the incremental increase in investment income was due to an increase in dividend income earned from our investment in Sebago Lake of $8.3 million year-over-year, and an increase of $4.9 million in other income, primarily driven by incremental fee income.

  For the years ended December 31, 2017 and 2016

        Investment income increased to $159.9 million for the year ended December 31, 2017 from $28.8 million for the same period in prior year due to increase in interest income as a result of an increase in our investment portfolio, dividend income and other income earned during the year ended December 31, 2017.

  Expenses

        Expenses for the year ended December 31, 2018, 2017 and 2016 were as follows:

	Years Ended December 31,
($ in millions)	2018	2017	2016
Initial Organization	$—	$—	$1.2
Interest expense	76.8	24.6	2.8
Management fee	52.1	31.1	9.2
Professional fees	7.8	5.4	3.0
Directors' fees	0.5	0.4	0.3
Other general and administrative	5.0	4.4	2.9

Total expenses	$142.2	$65.9	$19.4

        Under the terms of the Administration Agreement, we reimburse the Adviser for services performed for us. In addition, pursuant to the terms of the Administration Agreement, the Adviser may delegate its obligations under the Administration Agreement to an affiliate or to a third party and we reimburse the Adviser for any services performed for us by such affiliate or third party.

  For the years ended December 31, 2018 and 2017

        Total expenses increased to $142.2 million for the year ended December 31, 2018 from $65.9 million for the same period in the prior year primarily due to an increase in management fees and interest expense. The increase in interest expense of $52.2 million is driven by both an increase in average daily borrowings to $1.6 billion from $0.7 billion period over period, and an increase in the average interest rate to 4.27% from 2.85% period over period. The increase in management fees of $21.0 million is primarily due to an increase in gross assets and unfunded equity commitments.

  For the years ended December 31, 2017 and 2016

        Total expenses increased to $65.9 million for the year ended December 31, 2017 from $19.4 million for the same period in prior year due to an increase in management fees, interest expense and other expenses of $21.9 million, $21.8 million and $4.0 million, respectively, partially offset by initial organization expenses incurred during the year ended December 31, 2016 of $1.2 million.

  Income Taxes, Including Excise Taxes

        We have elected to be treated as a RIC under Subchapter M of the Code, and we intend to operate in a manner so as to continue to qualify for the tax treatment applicable to RICs. To qualify for tax treatment as a RIC, we must, among other things, distribute to our shareholders in each taxable year generally at least 90% of our investment company taxable income, as defined by the Code, and net tax-exempt income for that taxable year. To maintain our tax treatment as a RIC, we, among other things, intend to make the requisite distributions to our shareholders, which generally relieves us from corporate-level U.S. federal income taxes.

        Depending on the level of taxable income earned in a tax year, we can be expected to carry forward taxable income (including net capital gains, if any) in excess of current year dividend distributions from the current tax year into the next tax year and pay a nondeductible 4% U.S. federal excise tax on such taxable income, as required. To the extent that we determine that our estimated current year annual taxable income will be in excess of estimated current year dividend distributions from such income, we will accrue excise tax on estimated excess taxable income.

        For the years ended December 31, 2018, 2017 and 2016 we recorded expenses of $1.1 million, $0.2 million and $0.4 million for U.S. federal excise tax, respectively.

  Net Unrealized Gains (Losses) on Investments

        We fair value our portfolio investments quarterly and any changes in fair value are recorded as unrealized gains or losses. During the years ended December 31, 2018, 2017 and 2016, net unrealized gains (losses) on our investment portfolio were comprised of the following:

	Years Ended December 31,
($ in millions)	2018	2017	2016
Net unrealized gain (loss) on investments	$(43.6)	$9.2	$7.6

Net unrealized gain (loss) on investments	$(43.6)	$9.2	$7.6

  Net Realized Gains (Losses) on Investments

        The realized gains and losses on fully exited and partially exited portfolio companies during the years ended December 31, 2018, 2017 and 2016 were comprised of the following:

	Years Ended December 31,
($ in millions)	2018	2017	2016
Net realized gain (loss) on investments	$0.4	0.7	$—

Net realized gain (loss) on investments	$0.4	$0.7	$—

  Realized Gross Internal Rate of Return

        Since we began investing in 2016 through June 30, 2019, our exited investments have resulted in an aggregate cash flow realized gross internal rate of return to us of over 11.5% (based on total capital invested of $1.6 billion and total proceeds from these exited investments of $1.8 billion). Over eighty percent of these exited investments resulted in an aggregate cash flow realized gross internal rate of return ("IRR") to us of 10% or greater.

        IRR, is a measure of our discounted cash flows (inflows and outflows). Specifically, IRR is the discount rate at which the net present value of all cash flows is equal to zero. That is, IRR is the discount rate at which the present value of total capital invested in each of our investments is equal to the present value of all realized returns from that investment. Our IRR calculations are unaudited.

        Capital invested, with respect to an investment, represents the aggregate cost basis allocable to the realized or unrealized portion of the investment, net of any upfront fees paid at closing for the term loan portion of the investment.

        Realized returns, with respect to an investment, represents the total cash received with respect to each investment, including all amortization payments, interest, dividends, prepayment fees, upfront fees (except upfront fees paid at closing for the term loan portion of an investment), administrative fees, agent fees, amendment fees, accrued interest, and other fees and proceeds.

        Gross IRR, with respect to an investment, is calculated based on the dates that we invested capital and dates we received distributions, regardless of when we made distributions to our shareholders. Initial investments are assumed to occur at time zero.

        Gross IRR reflects historical results relating to our past performance and is not necessarily indicative of our future results. In addition, gross IRR does not reflect the effect of management fees, expenses, incentive fees or taxes borne, or to be borne, by us or our shareholders, and would be lower if it did.

        Aggregate cash flow realized gross IRR on our exited investments reflects only invested and realized cash amounts as described above, and does not reflect any unrealized gains or losses in our portfolio.

Financial Condition, Liquidity and Capital Resources

        Our liquidity and capital resources have been generated primarily from the proceeds of capital drawdowns of our privately placed Capital Commitments, cash flows from interest, dividends and fees earned from our investments and principal repayments, our credit facilities and other debt. Following our IPO, we do not have any undrawn Capital Commitments; however, we may also generate cash primarily from cash flow from operations, future borrowings and future offerings of securities including public and/or private issuances of debt and/or equity securities. The primary uses of our cash are (i) investments in portfolio companies and other investments and to comply with certain portfolio diversification requirements, (ii) the cost of operations (including paying our Adviser), (iii) debt service, repayment and other financing costs of any borrowings and (iv) cash distributions to the holders of our shares.

        We may from time to time enter into additional debt facilities, increase the size of our existing credit facilities or issue additional debt securities. Any such incurrence or issuance would be subject to prevailing market conditions, our liquidity requirements, contractual and regulatory restrictions and other factors. In accordance with the 1940 Act, with certain limited exceptions, we are only allowed to incur borrowings, issue debt securities or issue preferred stock, if immediately after the borrowing or issuance, the ratio of total assets (less total liabilities other than indebtedness) to total indebtedness plus preferred stock, is at least 200% (or 150% if certain conditions are met). As of June 30, 2019 and

December 31, 2018, our asset coverage ratio was 430% and 225%, respectively. Our asset coverage ratio increased quarter-over-quarter as a result of our final capital call and subsequent repayment of debt. We would expect our asset coverage ratio to decrease as we continue to re-deploy leverage. We seek to carefully consider our unfunded commitments for the purpose of planning our ongoing financial leverage. Further, we maintain sufficient borrowing capacity within the 200% (or 150% if certain conditions are met) asset coverage limitation to cover any outstanding unfunded commitments we are required to fund.

        Cash and restricted cash as of June 30, 2019, taken together with our available debt, is expected to be sufficient for our investing activities and to conduct our operations in the near term. As of June 30, 2019, we had $1.8 billion available under our credit facilities.

        As of June 30, 2019, we had $247.8 million in cash and restricted cash. During the six months ended June 30, 2019, we used $1.1 billion in cash for operating activities, primarily as a result of funding portfolio investments of $2.0 billion, partially offset by sell downs of $0.6 billion and other operating activity of $0.3 billion. Lastly, cash provided by financing activities was $1.2 billion during the period, which was the result of proceeds from the issuance of shares, net of offering costs and distributions paid, of $2.2 billion, partially offset by net repayments on our credit facilities of $(1.0) billion.

  Equity

  IPO, Subscriptions and Drawdowns

        We have the authority to issue 500,000,000 common shares at $0.01 per share par value.

        On July 22, 2019, we closed our IPO, issuing 10 million shares of common stock at a public offering price of $15.30 per share. Net of underwriting fees and offering costs, we received total cash proceeds of $141.3 million. We have granted the underwriters an option to purchase up to an additional 1,500,000 shares of common stock from, at the public offering price, less the sales load payable by us, on or before August 16, 2019. The Company's common stock began trading on the New York Stock Exchange ("NYSE") under the symbol "ORCC" on July 18, 2019.

        On July 7, 2019, our Board of Directors determined to eliminate any outstanding fractional shares of our common stock (the "Fractional Shares"), as permitted by the Maryland General Corporation Law and on July 8, 2019, we eliminated such Fractional Shares by rounding down the number of Fractional Shares held by each shareholder to the nearest whole share and paying each shareholder cash for such Fractional Shares based on a price of $15.27 per whole share.

        On March 1, 2016, we issued 100 common shares for $1,500 to the Adviser.

        Prior to March 2, 2018, we entered into subscription agreements (the "Subscription Agreements") with investors providing for the private placement of our common shares. Under the terms of the Subscription Agreements, investors were required to fund drawdowns to purchase our common shares up to the amount of their respective Capital Commitment on an as-needed basis each time we delivered a drawdown notice to our investors. As of June 4, 2019, all Capital Commitments had been drawn.

        During the six months ended June 30, 2019, we delivered the following capital call notices to our investors:

Capital Drawdown Notice Date	Common Share Issuance Date	Number of Common Shares Issued	Aggregate Offering Price ($ in millions)
June 4, 2019	June 17, 2019	103,504,284	$1,580.5
March 8, 2019	March 21, 2019	19,267,823	300.0
January 30, 2019	February 12, 2019	29,220,780	450.0

Total		151,992,887	$2,330.5

        During the six months ended June 30, 2018, we delivered the following capital call notices to our investors:

Capital Drawdown Notice Date	Common Share Issuance Date	Number of Common Shares Issued	Aggregate Offering Price ($ in millions)
June 14, 2018	June 27, 2018	12,901,364	$200.0
April 5, 2018	April 18, 2018	13,149,244	200.0
March 5, 2018	March 16, 2018	11,347,030	175.0

Total		37,397,638	$575.00

        Following our IPO, without the prior written consent of our Board:

  •
  for 180 days, a shareholder is not permitted to transfer (whether by sale, gift, merger, by operation of law or otherwise), exchange, assign, pledge, hypothecate or otherwise dispose of or encumber any shares of common stock held by such shareholder prior to the date of the IPO;

  •
  for 270 days, a shareholder is not permitted to transfer (whether by sale, gift, merger, by operation of law or otherwise), exchange, assign, pledge, hypothecate or otherwise dispose of or encumber two-thirds of the shares of common stock held by such shareholder prior to the date of the IPO; and

  •
  for 365 days, a shareholder is not permitted to transfer (whether by sale, gift, merger, by operation of law or otherwise), exchange, assign, pledge, hypothecate or otherwise dispose of or encumber one-third of the shares of common stock held by such shareholder prior to the IPO.

        This means that, as a result of these transfer restrictions, without the consent of our Board, a shareholder who owned 99 shares of common stock on the date of the IPO could not sell any of such shares for 180 days following the IPO; 181 days following the IPO, such shareholder could only sell up to 33 of such shares; 271 days following the IPO, such shareholder could only sell up to 66 of such shares and 366 days following the IPO, such shareholder could sell all of such shares.

        In addition, the Adviser, our directors and Mr. Lipschultz have agreed for a period of 540 days after the IPO and we and our executive officers who are not directors have agreed for a period of 180 days after the IPO, (i) not to offer, sell, contract to sell, pledge, grant any option to purchase, lend or otherwise dispose of, or file with the SEC a registration statement under the Securities Act (other than a registration statement pursuant to Rule 415 of the Securities Act) relating to, any shares of our common stock, or any options or warrants to purchase any shares of our common stock, or any securities convertible into, exchangeable for or that represent the right to receive shares of our common stock or (ii) engage in any hedging or other transaction or arrangement (including, without limitation, any short sale or the purchase or sale of, or entry into, any put or call option, or combination thereof, forward, swap or any other derivative transaction or instrument, however described or defined) which is designed to or which reasonably could be expected to lead to or result in a sale or disposition (whether by the undersigned or someone other than the undersigned), or transfer of any of the economic consequences of ownership, in whole or in part, directly or indirectly, of our common stock or any such other securities whether any such transaction or arrangement (or instrument provided for thereunder) would be settled by delivery of our common stock or other securities, in cash or otherwise, without the prior written consent of Goldman Sachs & Co. LLC and BofA Securities, Inc. on behalf of the underwriters, subject to certain exceptions; provided, however that, commencing 30 days after the IPO, the foregoing shall not prohibit a convertible notes issuance by us in an amount not to exceed $250 million.

  Distributions

        The following table reflects the distributions declared on shares of our common stock during the six months ended June 30, 2019:

	June 30, 2019
Date Declared	Record Date	Payment Date	Distribution per Share
June 4, 2019	June 14, 2019	August 15, 2019	$0.44
February 27, 2019	March 31, 2019	May 14, 2019	$0.33

        The following table reflects the distributions declared on shares of our common stock during the six months ended June 30, 2018:

	June 30, 2018
Date Declared	Record Date	Payment Date	Distribution per Share
June 22, 2018	June 30, 2018	August 15, 2018	$0.34
March 2, 2018	March 31, 2018	April 30, 2018	$0.33

        On May 28, 2019, our Board declared a distribution of $0.31 per share, for shareholders of record on September 30, 2019 payable on or before November 15, 2019.

        On May 28, 2019, our Board also declared the following special distributions:

Record Date	Distribution Date (on or before)	Special Distribution Amount (per share)
September 30, 2019	November 15, 2019	$0.02
December 31, 2019	January 31, 2020	$0.04
March 31, 2020	May 15, 2020	$0.08
June 30, 2020	August 14, 2020	$0.08
September 30, 2020	November 13, 2020	$0.08
December 31, 2020	January 19, 2021	$0.08

  Dividend Reinvestment

        With respect to distributions, we have adopted an "opt out" dividend reinvestment plan for common shareholders. As a result, in the event of a declared distribution, each shareholder that has not "opted out" of the dividend reinvestment plan will have their dividends or distributions automatically reinvested in additional shares of our common stock rather than receiving cash distributions.

        Prior to our IPO, the number of shares to be issued to a shareholder under the dividend reinvestment plan was determined by dividing the total dollar amount of the distribution payable to such shareholder by the net asset value per share of our common stock, as of the last day of our calendar quarter immediately preceding the date such distribution was declared.

        In connection with our IPO, we entered into our second amended and restated dividend reinvestment plan, pursuant to which, if newly issued shares are used to implement the dividend reinvestment plan, the number of shares to be issued to a shareholder will be determined by dividing the total dollar amount of the cash dividend or distribution payable to a shareholder by the market price per share of our common stock at the close of regular trading on the New York Stock Exchange on the payment date of a distribution, or if no sale is reported for such day, the average of the reported bid and ask prices. However, if the market price per share on the payment date of a cash dividend or distribution exceeds the most recently computed net asset value per share, we will issue shares at the greater of (i) the most recently computed net asset value per share and (ii) 95% of the current market price per share (or such lesser discount to the current market price per share that still exceeded the most recently computed net asset value per share). For example, if the most recently computed net asset value per share is $15.00 and the market price on the payment date of a cash dividend is $14.00 per share, we will issue shares at $14.00 per share. If the most recently computed net asset value per share is $15.00 and the market price on the payment date of a cash dividend is $16.00 per share, we will issue shares at $15.20 per share (95% of the current market price). If the most recently computed net asset value per share is $15.00 and the market price on the payment date of a cash dividend is $15.50 per share, we will issue shares at $15.00 per share, as net asset value is greater than 95% ($14.73 per share) of the current market price. Pursuant to our second amended and restated dividend reinvestment plan, if shares are purchased in the open market to implement the dividend reinvestment plan, the number of shares to be issued to a shareholder shall be determined by dividing the dollar amount of the cash dividend payable to such shareholder by the weighted average price per share for all shares purchased by the plan administrator in the open market in connection with the dividend. Shareholders who receive distributions in the form of shares of common stock will be subject to the same U.S. federal, state and local tax consequences as if they received cash distributions.

        The following table reflects the common stock issued pursuant to the dividend reinvestment plan during the six months ended June 30, 2019:

Date Declared	Record Date	Payment Date	Shares
February 27, 2019	March 31, 2019	May 14, 2019	2,882,297
November 6, 2018	December 31, 2018	January 31, 2019	2,613,223

        The following table reflects the common stock issued pursuant to the dividend reinvestment plan during the six months ended June 30, 2018:

Date Declared	Record Date	Payment Date	Shares
March 2, 2018	March 31, 2018	April 30, 2018	1,310,273
November 7, 2017	December 31, 2017	January 31, 2018	1,231,796

Stock Repurchase Plan (the "Company 10b5-1 Plan")

        On July 7, 2019, our Board approved the Company 10b5-1 Plan, to acquire up to $150 million in the aggregate of our common stock at prices below our net asset value per share over a specified period, in accordance with the guidelines specified in Rule 10b-18 and Rule 10b5-1 of the Exchange Act. We put the Company 10b5-1 Plan in place because we believe that, in the current market conditions, if our common stock is trading below our then-current net asset value per share, it is in the best interest of our shareholders for us to reinvest in our portfolio.

        The Company 10b5-1 Plan is intended to allow us to repurchase our common stock at times when we otherwise might be prevented from doing so under insider trading laws. The Company 10b5-1 Plan requires Goldman Sachs & Co. LLC, as our agent, to repurchase shares of common stock on our behalf when the market price per share is below the most recently reported net asset value per share (including any updates, corrections or adjustments publicly announced by us to any previously announced net asset value per share). Under the Company 10b5-1 Plan, the agent will increase the volume of purchases made as the price of our common stock declines, subject to volume restrictions. The timing and amount of any stock repurchases will depend on the terms and conditions of the Company 10b5-1 Plan, the market price of our common stock and trading volumes, and no assurance can be given that any particular amount of common stock will be repurchased.

        The purchase of shares pursuant to the Company 10b5-1 Plan is intended to satisfy the conditions of Rule 10b5-1 and Rule 10b-18 under the Exchange Act, and will otherwise be subject to applicable law, including Regulation M, which may prohibit purchases under certain circumstances.

        The Company 10b5-1 Plan is intended to commence 30 calendar days after the closing of the IPO and terminate upon the earliest to occur of (i) 18-months (tolled for periods during which the Company 10b5-1 Plan is suspended), (ii) the end of the trading day on which the aggregate purchase price for all shares purchased under the Company 10b5-1 Plan equals $150 million and (iii) the occurrence of certain other events described in the Company 10b5-1 Plan.

  Debt

  Aggregate Borrowings

        Debt obligations consisted of the following as of June 30, 2019 and December 31, 2018:

	June 30, 2019
($ in thousands)	Aggregate Principal Committed	Outstanding Principal	Amount Available(1)	Net Carrying Value(2)
Revolving Credit Facility(3)(5)	$960,000	$43,983	$915,678	$36,338
SPV Asset Facility I	400,000	300,000	100,000	296,781
SPV Asset Facility II	550,000	150,000	400,000	144,037
SPV Asset Facility III	500,000	160,000	340,000	155,825
CLO I	390,000	390,000	—	386,777
2023 Notes(4)	150,000	150,000	—	149,920
2024 Notes(4)	400,000	400,000	—	400,943

Total Debt	$3,350,000	$1,593,983	$1,755,678	$1,570,621

(1)
The amount available reflects any limitations related to each credit facility's borrowing base.

(2)
The carrying value of the Company's Revolving Credit Facility, SPV Asset Facility I, SPV Asset Facility II, SPV Asset Facility III, CLO I, 2023 Notes, and 2024 Notes are presented net of deferred unamortized debt issuance costs of $7.6 million, $3.2 million, $6.0 million, $4.2 million, $3.2 million, $1.6 million and $9.9 million, respectively.

(3)
Includes the unrealized translation gain (loss) on borrowings denominated in foreign currencies.

(4)
Inclusive of change in fair value of effective hedge.

(5)
The amount available is reduced by $0.3 million of outstanding letters of credit.

	December 31, 2018
($ in thousands)	Aggregate Principal Committed	Outstanding Principal	Amount Available(1)	Net Carrying Value(2)
Subscription Credit Facility(3)	$900,000	$883,000	$4,487	$881,795
Revolving Credit Facility(4)	600,000	308,643	291,357	304,229
SPV Asset Facility I	400,000	400,000	—	396,352
SPV Asset Facility II	550,000	550,000	—	543,713
SPV Asset Facility III	500,000	300,000	200,000	294,995
2023 Notes(5)	150,000	150,000	—	146,633

Total Debt	$3,100,000	$2,591,643	$495,844	$2,567,717

(1)
The amount available reflects any limitations related to each credit facility's borrowing base.

(2)
The carrying value of the Company's Subscription Credit Facility, Revolving Credit Facility, SPV Asset Facility I, SPV Asset Facility II, SPV Asset Facility III and the 2023 Notes are presented net of deferred unamortized debt issuance costs of $1.2 million, $4.4 million, $3.6 million, $6.3 million, $5.0 million and $1.8 million, respectively.

(3)
The amount available is reduced by $12.5 million of outstanding letters of credit.

(4)
Includes the unrealized translation gain (loss) on borrowings denominated in foreign currencies.

(5)
Inclusive of change in fair value of effective hedge.

        For the three and six months ended June 30, 2019 and 2018, the components of interest expense were as follows:

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
($ in thousands)	2019	2018	2019	2018
Interest expense	$33,993	$15,827	$66,779	$26,789
Amortization of debt issuance costs	2,865	1,275	4,808	2,370

Total Interest Expense	$36,858	$17,102	$71,587	$29,159

Average interest rate	4.95%	4.04%	4.84%	3.86%
Average daily borrowings	$2,714,658	$1,494,714	$2,743,616	$1,321,359

  Credit Facilities

        Our credit facilities contain customary covenants, including certain limitations on the incurrence by us of additional indebtedness and on our ability to make distributions to our shareholders, or redeem, repurchase or retire shares of stock, upon the occurrence of certain events, and customary events of default (with customary cure and notice provisions).

  Subscription Credit Facility

        On August 1, 2016, we entered into a subscription credit facility (as amended, the "Subscription Credit Facility") with Wells Fargo Bank, National Association ("Wells Fargo"), as administrative agent (the "Subscription Credit Facility Administrative Agent") and letter of credit issuer, and Wells Fargo,

State Street Bank and Trust Company and the banks and financial institutions from time to time party thereto, as lenders.

        The Subscription Credit Facility permitted us to borrow up to $900 million, subject to availability under the borrowing base which is calculated based on the unused Capital Commitments of the investors meeting various eligibility requirements. Effective June 19, 2019, the outstanding balance of the Subscription Credit Facility was paid in full and the facility was terminated pursuant to its terms.

        Borrowings under the Subscription Credit Facility had interest, at our election at the time of drawdown, at a rate per annum equal to (i) in the case of LIBOR rate loans, an adjusted LIBOR rate for the applicable interest period plus 1.60% or (ii) in the case of reference rate loans, the greatest of (A) a prime rate plus 0.60%, (B) the federal funds rate plus 1.10%, and (C) one-month LIBOR plus 1.60%. Loans may have been converted from one rate to another at any time at our election, subject to certain conditions. We predominantly borrowed utilizing LIBOR rate loans, generally electing one-month LIBOR upon borrowing. We paid an unused commitment fee of 0.25% per annum on the unused commitments.

  Revolving Credit Facility

        On February 1, 2017, we entered into a senior secured revolving credit agreement (as amended, the "Revolving Credit Facility"). The parties to the Revolving Credit Facility include the Company, as Borrower, the lenders from time to time parties thereto (each a "Lender" and collectively, the "Lenders") and SunTrust Robinson Humphrey, Inc. and ING Capital LLC as Joint Lead Arrangers and Joint Book Runners, SunTrust Bank as Administrative Agent and ING Capital LLC as Syndication Agent.

        The Revolving Credit Facility is guaranteed by OR Lending LLC, our subsidiary, and will be guaranteed by certain domestic subsidiaries of us that are formed or acquired by us in the future (collectively, the "Guarantors"). Proceeds of the Revolving Credit Facility may be used for general corporate purposes, including the funding of portfolio investments.

        The maximum principal amount of the Revolving Credit Facility is $1.06 billion (increased from $960 million on July 26, 2019; previously increased on May 2, 2019 from $925 million to $960 million; previously increased on April 2, 2019 from $600 million to $925 million), subject to availability under the borrowing base, which is based on our portfolio investments and other outstanding indebtedness. Maximum capacity under the Revolving Credit Facility may be increased to $1.5 billion (increased from $1.25 billion on April 2, 2019) through the exercise by the Borrower of an uncommitted accordion feature through which existing and new lenders may, at their option, agree to provide additional financing. The Revolving Credit Facility includes a $50 million limit for swingline loans and is secured by a perfected first-priority interest in substantially all of the portfolio investments held by us and each Guarantor, subject to certain exceptions.

        The availability period under the Revolving Credit Facility will terminate on March 31, 2023 ("Revolving Credit Facility Commitment Termination Date") and the Revolving Credit Facility will mature on April 2, 2024 ("Revolving Credit Facility Maturity Date"). During the period from the Revolving Credit Facility Commitment Termination Date to the Revolving Credit Facility Maturity Date, we will be obligated to make mandatory prepayments under the Revolving Credit Facility out of the proceeds of certain asset sales and other recovery events and equity and debt issuances.

        We may borrow amounts in U.S. dollars or certain other permitted currencies. Amounts drawn under the Revolving Credit Facility will bear interest at either LIBOR plus 2.00%, or the prime rate plus 1.00%. We predominantly borrow utilizing LIBOR rate loans, generally electing one-month LIBOR upon borrowing. We will also pay a fee of 0.375% on undrawn amounts under the Revolving Credit Facility. For further details, see "Notes to Consolidated Financial Statements—Note 6. Debt."

        In addition to customary covenants, the Revolving Credit Facility includes certain financial covenants related to asset coverage and liquidity and other maintenance covenants.

  SPV Asset Facilities

        Certain of our wholly owned subsidiaries are parties to credit facilities (the "SPV Asset Facilities"). Pursuant to the SPV Asset Facilities, we sell and contribute certain investments to these wholly owned subsidiaries pursuant to sale and contribution agreements by and between us and the wholly owned subsidiaries. No gain or loss is recognized as a result of these contributions. Proceeds from the SPV Asset Facilities are used to finance the origination and acquisition of eligible assets by the wholly owned subsidiary, including the purchase of such assets from us. We retain a residual interest in assets contributed to or acquired to the wholly owned subsidiary through our ownership of the wholly owned subsidiary.

        The SPV Asset Facilities are secured by a perfected first priority security interest in the assets of these wholly owned subsidiaries and on any payments received by such wholly owned subsidiaries in respect of those assets. Assets pledged to lenders under the SPV Asset Facilities will not be available to pay our debts.

        The SPV Asset Facilities contain customary covenants, including certain limitations on the incurrence by us of additional indebtedness and on our ability to make distributions to our shareholders, or redeem, repurchase or retire shares of stock, upon the occurrence of certain events, and customary events of default (with customary cure and notice provisions).

  SPV Asset Facility I

        On December 21, 2017, ORCC Financing LLC ("ORCC Financing"), a Delaware limited liability company and our subsidiary, entered into a Loan and Servicing Agreement (as amended, the "SPV Asset Facility I"), with ORCC Financing as Borrower, us as Transferor and Servicer, the lenders from time to time parties thereto, Morgan Stanley Asset Funding Inc. as administrative agent, State Street Bank and Trust Company as Collateral Agent and Cortland Capital Market Services LLC as Collateral Custodian.

        The maximum principal amount of the SPV Asset Facility I is $400 million; the availability of this amount is subject to a borrowing base test, which is based on the value of ORCC Financing's assets from time to time, and satisfaction of certain conditions, including certain concentration limits.

        The SPV Asset Facility I provides for the ability to draw and redraw amounts under the SPV Asset Facility I for a period of up to three years after December 21, 2017 (the "SPV Asset Facility I Commitment Termination Date"). Unless otherwise terminated, the SPV Asset Facility I will mature on December 21, 2022. Prior to December 21, 2022, proceeds received by ORCC Financing from principal and interest, dividends, or fees on assets must be used to pay fees, expenses and interest on outstanding borrowings, and the excess may be returned to the Company, subject to certain conditions. On December 21, 2022, ORCC Financing must pay in full all outstanding fees and expenses and all principal and interest on outstanding borrowings, and the excess may be returned to us.

        Amounts drawn will bear interest at LIBOR plus a spread of 2.50% until the SPV Asset Facility I Commitment Termination Date. After the SPV Asset Facility I Commitment Termination Date, amounts drawn will bear interest at LIBOR plus a spread of 2.75%, increasing to 3.00% on the first anniversary of the SPV Asset Facility I Commitment Termination Date. We predominantly borrow utilizing LIBOR rate loans, generally electing one-month LIBOR upon borrowing. After a ramp-up period, there is an unused fee of 0.75% per annum on the amount, if any, by which the undrawn amount under the SPV Asset Facility I exceeds 25% of the maximum principal amount of the SPV Asset Facility I. For further details, see "Notes to Consolidated Financial Statements—Note 6. Debt."

  SPV Asset Facility II

        On May 22, 2018, our subsidiary, ORCC Financing II LLC ("ORCC Financing II"), a Delaware limited liability company and our subsidiary, entered into a Credit Agreement (as amended, the "SPV Asset Facility II"), with ORCC Financing II, as Borrower, the lenders from time to time parties thereto, Natixis, New York Branch, as Administrative Agent, State Street Bank and Trust Company, as Collateral Agent, and Cortland Capital Market Services LLC as Document Custodian. The maximum principal amount of the SPV Asset Facility II increased from $250 million to $550 million; the availability of this amount is subject to an overcollateralization ratio test, which is based on the value of ORCC Financing II's assets from time to time, and satisfaction of certain conditions, including an interest coverage ratio test, certain concentration limits and collateral quality tests.

        The SPV Asset Facility II provides for the ability to (1) draw term loans and (2) draw and redraw revolving loans under the SPV Asset Facility II for a period of up to two years after October 10, 2018 unless the revolving commitments are terminated or converted to term loans sooner as provided in the SPV Asset Facility II (the "SPV Asset Facility II Commitment Termination Date"). Unless otherwise terminated, the SPV Asset Facility II will mature on October 10, 2026. Prior to October 10, 2026, proceeds received by ORCC Financing II from principal and interest, dividends, or fees on assets must be used to pay fees, expenses and interest on outstanding borrowings, and the excess may be returned to us, subject to certain conditions. On October 10, 2026, ORCC Financing II must pay in full all outstanding fees and expenses and all principal and interest on outstanding borrowings, and the excess may be returned to us.

        Amounts drawn bear interest at LIBOR (or, in the case of certain lenders that are commercial paper conduits, the lower of their cost of funds and LIBOR plus 0.25%) plus a spread ranging from 2.15% to 2.50%. We predominantly borrow utilizing LIBOR rate loans, generally electing one-month LIBOR upon borrowing. From May 22, 2018 to the SPV Asset Facility II Commitment Termination Date, there is a commitment fee ranging from 0.50% to 1.00% per annum on the undrawn amount, if any, of the revolving commitments in the SPV Asset Facility II. For further details, see "Notes to Consolidated Financial Statements—Note 6. Debt."

  SPV Asset Facility III

        On December 14, 2018, ORCC Financing III LLC ("ORCC Financing III"), a Delaware limited liability company and our subsidiary, entered into a Loan Financing and Servicing Agreement (the "SPV Asset Facility III"), with ORCC Financing III, as borrower, ourselves, as equityholder and services provider, the lenders from time to time parties thereto, Deutsche Bank AG, New York Branch, as Facility Agent, State Street Bank and Trust Company, as Collateral Agent and Cortland Capital Market Services LLC, as Collateral Custodian.

        The maximum principal amount of the SPV Asset Facility III is $500 million; the availability of this amount is subject to a borrowing base test, which is based on the value of ORCC Financing III's assets from time to time, and satisfaction of certain conditions, including interest spread and weighted average coupon tests, certain concentration limits and collateral quality tests.

        The SPV Asset Facility III provides for the ability to borrow, reborrow, repay and prepay advances under the SPV Asset Facility III for a period of up to three years after December 14, 2018 unless such period is extended or accelerated under the terms of the SPV Asset Facility III (the "SPV Asset Facility III Revolving Period"). Unless otherwise extended, accelerated or terminated under the terms of the SPV Asset Facility III, the SPV Asset Facility III will mature on the date that is two years after the last day of the SPV Asset Facility III Revolving Period (the "Stated Maturity"). Prior to the Stated Maturity, proceeds received by ORCC Financing III from principal and interest, dividends, or fees on assets must be used to pay fees, expenses and interest on outstanding advances, and the excess may be returned to us, subject to certain conditions. On the Stated Maturity, ORCC Financing III must pay in full all outstanding fees and expenses and all principal and interest on outstanding advances, and the excess may be returned to us.

        Amounts drawn bear interest at LIBOR (or, in the case of certain SPV Lenders III that are commercial paper conduits, the lower of (a) their cost of funds and (b) LIBOR, such LIBOR not to be lower than zero) plus a spread equal to 2.20% per annum, which spread will increase (a) on and after the end of the SPV Asset Facility III Revolving Period by 0.15% per annum if no event of default has occurred and (b) by 2.00% per annum upon the occurrence of an event of default (such spread, the "Applicable Margin"). LIBOR may be replaced as a base rate under certain circumstances. We predominantly borrow utilizing LIBOR rate loans, generally electing one-month LIBOR upon borrowing. During the Revolving Period, ORCC Financing III will pay an undrawn fee ranging from 0.25% to 0.50% per annum on the undrawn amount, if any, of the revolving commitments in the SPV Asset Facility III. During the Revolving Period, if the undrawn commitments are in excess of a certain portion (initially 50% and increasing to 75%) of the total commitments under the SPV Asset Facility III, ORCC Financing III will also pay a make-whole fee equal to the Applicable Margin multiplied by such excess undrawn commitment amount, reduced by the undrawn fee payable on such excess. For further details, see "Notes to Consolidated Financial Statements—Note 6. Debt. "Unsecured Notes.".

  CLO I

        On May 28, 2019 (the "CLO Closing Date"), we completed a $596 million term debt securitization transaction (the "CLO Transaction"), also known as a collateralized loan obligation transaction. The secured notes and preferred shares issued in the CLO Transaction and the secured loan borrowed in the CLO Transaction were issued and incurred, as applicable, by our consolidated subsidiaries Owl Rock CLO I, Ltd., an exempted company incorporated in the Cayman Islands with limited liability (the "CLO Issuer"), and Owl Rock CLO I, LLC, a Delaware limited liability company (the "CLO Co-Issuer" and together with the CLO Issuer, the "CLO Issuers").

        In the CLO Transaction the CLO Issuers (A) issued the following notes pursuant to an indenture and security agreement dated as of the Closing Date (the "Indenture"), by and among the CLO Issuers and State Street Bank and Trust Company: (i) $242 million of AAA(sf) Class A Notes, which bear interest at three-month LIBOR plus 1.80%, (ii) $30 million of AAA(sf) Class A-F Notes, which bear interest at a fixed rate of 4.165%, and (iii) $68 million of AA(sf) Class B Notes, which bear interest at three-month LIBOR plus 2.70% (together, the "CLO Notes") and (B) borrowed $50 million under floating rate loans (the "Class A Loans" and together with the CLO Notes, the "CLO Debt"), which bear interest at three-month LIBOR plus 1.80%, under a credit agreement (the "CLO Credit Agreement"), dated as of the CLO Closing Date, by and among the CLO Issuers, as borrowers, various financial institutions, as lenders, and State Street Bank and Trust Company, as collateral trustee and loan agent. The Class A Loans may be exchanged by the lenders for Class A Notes at any time, subject to certain conditions under the CLO Credit Agreement and the Indenture. The CLO Debt is scheduled to mature on May 20, 2031.

        Concurrently with the issuance of the CLO Notes and the borrowing under the Class A Loans, the CLO Issuer issued approximately $206.1 million of subordinated securities in the form of 206,106 preferred shares at an issue price of U.S.$1,000 per share (the "CLO Preferred Shares"). The Preferred Shares were issued by the CLO Issuer as part of its issued share capital and are not secured by the collateral securing the CLO Debt. We own all of the CLO Preferred Shares, and as such, they are eliminated in consolidation. We act as retention holder in connection with the CLO Transaction for the purposes of satisfying certain U.S. and European Union regulations requiring sponsors of securitization transactions to retain exposure to the performance of the securitized assets and as such we are required to retain a portion of the CLO Preferred Shares.

        The Adviser serves as collateral manager for the CLO Issuer under a collateral management agreement dated as of the CLO Closing Date. The Adviser is entitled to receive fees for providing these services. The Adviser has waived its right to receive such fees but may rescind such waiver at any time.

        The CLO Debt is secured by all of the assets of the CLO Issuer, which will consist primarily of middle market loans, participation interests in middle market loans, and related rights and the cash proceeds thereof. As part of the CLO Transaction, we and ORCC Financing II sold and contributed approximately $575 million par amount of middle market loans to the CLO Issuer on the CLO Closing Date. Such loans constituted the initial portfolio assets securing the CLO Debt. We and ORCC Financing II LLC each made customary representations, warranties, and covenants to the CLO Issuer regarding such sales and contributions under a loan sale agreement.

        Through May 20, 2023, a portion of the proceeds received by the CLO Issuer from the loans securing the CLO Debt may be used by the CLO Issuer to purchase additional middle market loans, from us, our subsidiaries or third parties, under the direction of the Adviser as the collateral manager in the CLO Transaction.

        The CLO Debt is the secured obligation of the CLO Issuers, and the Indenture and the CLO Credit Agreement include customary covenants and events of default. Assets pledged to holders of the Secured Debt and the other secured parties under the Indenture will not be available to pay our debts.

        The CLO Notes were offered in reliance on Section 4(a)(2) of the Securities Act. The CLO Notes have not been registered under the Securities Act or any state securities laws and, unless so registered, may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act as applicable. For further details, see "Notes to Consolidated Financial Statements—Note 6. Debt."

  Unsecured Notes

  2023 Notes

        On December 21, 2017, we entered into a Note Purchase Agreement governing the issuance of $150 million in aggregate principal amount of unsecured notes (the "2023 Notes") to institutional investors in a private placement. The 2023 Notes have a fixed interest rate of 4.75% and are due on June 21, 2023. Interest on the 2023 Notes will be due semiannually. This interest rate is subject to increase (up to a maximum interest rate of 5.50%) in the event that, subject to certain exceptions, the 2023 Notes cease to have an investment grade rating. We are obligated to offer to repay the 2023 Notes at par if certain change in control events occur. The 2023 Notes are general unsecured obligations of us that rank pari passu with all outstanding and future unsecured unsubordinated indebtedness issued by us.

        The Note Purchase Agreement for the 2023 Notes contains customary terms and conditions for unsecured notes issued in a private placement, including, without limitation, affirmative and negative covenants such as information reporting, maintenance of our status as a BDC within the meaning of the 1940 Act and a RIC under the Code, minimum shareholders equity, minimum asset coverage ratio and prohibitions on certain fundamental changes at us or any subsidiary guarantor, as well as customary events of default with customary cure and notice, including, without limitation, nonpayment, misrepresentation in a material respect, breach of covenant, cross-default under other indebtedness of us or certain significant subsidiaries, certain judgments and orders, and certain events of bankruptcy.

        The 2023 Notes were offered in reliance on Section 4(a)(2) of the Securities Act. The 2023 Notes have not been registered under the Securities Act or any state securities laws and, unless so registered, may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act as applicable.

        In connection with the offering of the 2023 Notes, on December 21, 2017 we entered into a centrally cleared interest rate swap to continue to align the interest rates of our liabilities with our investment portfolio, which consists predominately of floating rate loans. The notional amount of the interest rate swap is $150 million. We will receive fixed rate interest semi-annually at 4.75% and pay variable rate interest monthly based on 1-month LIBOR plus 2.545%. The interest rate swap matures on December 21, 2021. For the three and six months ended June 30, 2019, we made periodic payments of $1.9 and $3.8 million, respectively. For the three and six months ended June 30, 2018, we made periodic payments of $1.6 million and $3.1 million, respectively. The interest expense related to the 2023 Notes is offset by proceeds received from the interest rate swap. The swap adjusted interest expense is included as a component of interest expense in our Consolidated Statements of Operations. As of June 30, 2019 and December 31, 2018, the interest rate swap had a fair value of $1.5 million and $(1.6) million, respectively. Depending on the nature of the balance at period end, the fair value of the interest rate swap is either included as a component of accrued expenses and other liabilities or prepaid expenses and other assets on our Consolidated Statements of Assets and Liabilities. The change in fair value of the interest rate swap is equally offset by the change in fair value of the 2023 Notes. For further details, see "Notes to Consolidated Financial Statements—Note 6. Debt."

  2024 Notes

        On April 10, 2019, we issued $400 million aggregate principal amount of notes that mature on April 15, 2024 (the "2024 Notes"). The 2024 Notes bear interest at a rate of 5.250% per year, payable semi-annually on April 15 and October 15 of each year, commencing on October 15, 2019. We may redeem some or all of the 2024 Notes at any time, or from time to time, at a redemption price equal to the greater of (1) 100% of the principal amount of the 2024 Notes to be redeemed or (2) the sum of the present values of the remaining scheduled payments of principal and interest (exclusive of accrued and unpaid interest to the date of redemption) on the 2024 Notes to be redeemed, discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) using the applicable Treasury Rate plus 50 basis points, plus, in each case, accrued and unpaid interest to the redemption date; provided, however, that if we redeem any 2024 Notes on or after March 15, 2024 (the date falling one month prior to the maturity date of the 2024 Notes), the redemption price for the 2024 Notes will be equal to 100% of the principal amount of the 2024 Notes to be redeemed, plus accrued and unpaid interest, if any, to, but excluding, the date of redemption.

        In connection with the issuance of the 2024 Notes, on April 10, 2019 the Company entered into centrally cleared interest rate swaps to continue to align interest rates of its liabilities with the investment portfolio, which consists of predominantly floating rate loans. The notional amount of the interest rate swaps is $400 million. The Company will receive fixed rate interest at 5.25% and pay variable rate interest based on one-month LIBOR plus 2.937%. The interest rate swaps mature on April 10, 2024. For the three and six months ended, the Company did not make any periodic payments. The interest expense related to the 2024 Notes is offset by the proceeds received from the interest rate swaps. The swap adjusted interest expense is included as a component of interest expense on our Consolidated Statements of Operations. As of June 30, 2019, the interest rate swap had a fair value of $10.8 million. Depending on the nature of the balance at period end, the fair value of the interest rate swap is either included as a component of accrued expenses and other liabilities or prepaid expenses and other assets on our Consolidated Statements of Assets and Liabilities. The change in fair value of the interest rate swap is equally offset by the change in fair value of the 2024 Notes. For further details, see "Notes to Consolidated Financial Statements—Note 6. Debt."

Off-Balance Sheet Arrangements

  Portfolio Company Commitments

        From time to time, we may enter into commitments to fund investments. As of June 30, 2019 and December 31, 2018, we had the following outstanding commitments to fund investments in current portfolio companies:

Portfolio Company	Investment	June 30, 2019	December 31, 2018
($ in thousands)
3ES Innovation Inc. (dba Aucerna)	First lien senior secured revolving loan	$3,893	$—
Accela, Inc.	First lien senior secured revolving loan	2,084	3,284
Amspec Services Inc.	First lien senior secured revolving loan	1,642	12,084
Apptio, Inc.	First lien senior secured revolving loan	2,779	—
Aramsco, Inc.	First lien senior secured revolving loan	7,541	7,820
Associations, Inc.	First lien senior secured delayed draw term loan	24,413	37,226
Associations, Inc.	First lien senior secured revolving loan	11,543	11,543
BCPE Empire Holdings, Inc. (dba Imperial-Dade)	First lien senior secured delayed draw term loan	3,949	—
Black Mountain Sand Eagle Ford LLC	First lien senior secured loan	—	40,500
Brigham Minerals, LLC	First lien senior secured delayed draw term loan	—	23,000
Brigham Minerals, LLC	First lien senior secured revolving loan	—	9,200
Carolina Beverage Group (fka Cold Spring Brewing Company)	First lien senior secured revolving loan	2,684	2,684
Cheese Acquisition, LLC	First lien senior secured delayed draw term loan	—	111,740
Cheese Acquisition, LLC	First lien senior secured revolving loan	16,364	16,364
CM7 Restaurant Holdings, LLC	First lien senior secured delayed draw term loan	—	7,155
CM7 Restaurant Holdings, LLC	First lien senior secured delayed draw term loan	—	2,003
ConnectWise, LLC	First lien senior secured revolving loan	16,549	—
Covenant Surgical Partners, Inc.	First lien senior secured delayed draw term loan	6,000	75,000
Douglas Products and Packaging Company LLC	First lien senior secured revolving loan	6,358	9,083
Endries Acquisition, Inc.	First lien senior secured delayed draw term loan	52,110	62,550
Endries Acquisition, Inc.	First lien senior secured revolving loan	19,800	20,250
EW Holdco, LLC (dba European Wax)	First lien senior secured delayed draw term loan	7,667	—
Galls, LLC	First lien senior secured revolving loan	4,216	11,444
Galls, LLC	First lien senior secured delayed draw term loan	29,181	31,718
GC Agile Holdings Limited (dba Apex Fund Services)	First lien senior secured delayed draw term loan	—	36,038

Portfolio Company	Investment	June 30, 2019	December 31, 2018
($ in thousands)
GC Agile Holdings Limited (dba Apex Fund Services)	First lien senior secured multi-draw term loan	—	18,019
GC Agile Holdings Limited (dba Apex Fund Services)	First lien senior secured revolving loan	10,386	10,386
Genesis Acquisition Co. (dba Procare Software)	First lien senior secured delayed draw term loan	4,745	4,745
Genesis Acquisition Co. (dba Procare Software)	First lien senior secured revolving loan	2,637	2,637
Gerson Lehrman Group, Inc.	First lien senior secured revolving loan	22,114	23,415
Hillstone Environmental Partners, LLC	First lien senior secured delayed draw term loan	41,802	—
Hometown Food Company	First lien senior secured revolving loan	4,235	4,235
Ideal Tridon Holdings, Inc.	First lien senior secured revolving loan	5,400	1,254
Ideal Tridon Holdings, Inc.	First lien senior secured delayed draw term loan	906	—
Interoperability Bidco, Inc.	First lien senior secured delayed draw term loan	8,000	—
Interoperability Bidco, Inc.	First lien senior secured revolving loan	4,000	—
IQN Holding Corp. (dba Beeline)	First lien senior secured revolving loan	15,532	15,532
KSLB Holdings, LLC (dba Sara Lee Frozen Bakery)	First lien senior secured revolving loan	4,080	7,800
KWOR Acquisition, Inc. (dba Worley Claims Services)	First lien senior secured delayed draw term loan	3,120	—
KWOR Acquisition, Inc. (dba Worley Claims Services)	First lien senior secured revolving loan	5,200	—
Lightning Midco, LLC (dba Vector Solutions)	First lien senior secured delayed draw term loan	17,210	19,348
Lightning Midco, LLC (dba Vector Solutions)	First lien senior secured revolving loan	5,318	13,362
LineStar Integrity Services LLC	First lien senior secured delayed draw term loan	16,146	25,833
Litera Bidco LLC	First lien senior secured delayed draw term loan	20,082	—
Litera Bidco LLC	First lien senior secured revolving loan	2,869	—
Lytx, Inc.	First lien senior secured revolving loan	2,033	2,033
Manna Development Group, LLC	First lien senior secured revolving loan	3,469	3,469
Mavis Tire Express Services Corp.	Second lien senior secured delayed draw term loan	23,456	23,456
MHE Intermediate Holdings, LLC (dba Material Handling Services)	First lien senior secured delayed draw term loan	18,000	—
MINDBODY, Inc.	First lien senior secured revolving loan	6,071	—
Motus, LLC and Runzheimer International LLC	First lien senior secured revolving loan	—	5,481

Portfolio Company	Investment	June 30, 2019	December 31, 2018
($ in thousands)
NMI Acquisitionco, Inc. (dba Network Merchants)	First lien senior secured revolving loan	414	220
Offen, Inc.	First lien senior secured delayed draw term loan	5,310	—
Project Power Buyer, LLC (dba PEC-Veriforce)	First lien senior secured revolving loan	3,188	—
Professional Plumbing Group, Inc.	First lien senior secured revolving loan	2,214	6,200
QC Supply, LLC	First lien senior secured revolving loan	—	497
RxSense Holdings, LLC	First lien senior secured revolving loan	4,047	—
Safety Products/JHC Acquisition Corp. (dba Justrite Safety Group)	First lien senior secured delayed draw term loan	1,652	—
Swipe Acquisition Corporation (dba PLI)	First lien senior secured delayed draw term loan	12,931	12,931
TC Holdings, LLC (dba TrialCard)	First lien senior secured delayed draw term loan	—	24,248
TC Holdings, LLC (dba TrialCard)	First lien senior secured revolving loan	5,033	4,194
Trader Interactive, LLC (fka Dominion Web Solutions, LLC)	First lien senior secured revolving loan	6,387	6,387
Troon Golf, L.L.C.	First lien senior secured revolving loan	14,426	14,426
TSB Purchaser, Inc. (dba Teaching Strategies, Inc.)	First lien senior secured revolving loan	3,010	4,239
Ultimate Baked Goods Midco, LLC	First lien senior secured revolving loan	2,986	5,082
Valence Surface Technologies LLC	First lien senior secured delayed draw term loan	30,000	—
Valence Surface Technologies LLC	First lien senior secured revolving loan	10,000	—
WU Holdco, Inc. (dba Weiman Products, LLC)	First lien senior secured revolving loan	13,920	—
WU Holdco, Inc. (dba Weiman Products, LLC)	First lien senior secured delayed draw term loan	19,886	—

Total Unfunded Portfolio Company Commitments		$600,988	$790,115

        We maintain sufficient borrowing capacity to cover outstanding unfunded portfolio company commitments that we may be required to fund. We seek to carefully consider our unfunded portfolio company commitments for the purpose of planning our ongoing financial leverage. Further, we maintain sufficient borrowing capacity within the 200% asset coverage limitation along with undrawn Capital commitments from our investors to cover any outstanding portfolio company unfunded commitments we are required to fund.

  Other Commitments and Contingencies

        We had raised $5.5 billion in total Capital Commitments from investors, of which $112.4 million is from executives of the Adviser. As of June 4, 2019, all outstanding Capital Commitments had been drawn.

        From time to time, we may become a party to certain legal proceedings incidental to the normal course of its business. At June 30, 2019, we were not aware of any pending or threatened litigation.

Contractual Obligations

        A summary of our contractual payment obligations under our credit facilities as of June 30, 2019, is as follows:

	Payments Due by Period
($ in millions)	Total	Less than 1 year	1 - 3 years	3 - 5 years	After 5 years
Revolving Credit Facility	$44.0	$—	$—	$44.0	$—
SPV Asset Facility I	300.0	—	—	300.0	—
SPV Asset Facility II	150.0	—	—	—	150.0
SPV Asset Facility III	160.0	—	—	160.0	—
CLO I	390.0	—	—	—	390.0
2023 Notes	150.0	—	—	150.0	—
2024 Notes	400.0	—	—	400.0	—

Total Contractual Obligations	$1,594.0	$—	$—	$1,054.0	$540.0

Related-Party Transactions

        We have entered into a number of business relationships with affiliated or related parties, including the following:

  •
  the Investment Advisory Agreement;

  •
  the Administration Agreement; and

  •
  the License Agreement.

        In addition to the aforementioned agreements, we, our Adviser and certain of our Adviser's affiliates have been granted exemptive relief by the SEC to co-invest with other funds managed by our Adviser or its affiliates, including Owl Rock Capital Corporation II and Owl Rock Technology Finance Corp., in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. See "Notes to Consolidated Financial Statements—Note 3. Agreements and Related Party Transactions" for further details.

        We invest together with Regents through Sebago Lake, a controlled affiliated investment as defined in the 1940 Act. See "Notes to Consolidated Financial Statements—Note 4. Investments—Sebago Lake LLC" for further details.

Critical Accounting Policies

        The preparation of the consolidated financial statements requires us to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Changes in the economic environment, financial markets, and any other parameters used in determining such estimates could cause actual results to differ. Our critical accounting policies should be read in connection with our risk factors as described in "RISK FACTORS."

  Investments at Fair Value

        Investment transactions are recorded on the trade date. Realized gains or losses are measured by the difference between the net proceeds received (excluding prepayment fees, if any) and the amortized cost basis of the investment using the specific identification method without regard to unrealized gains or losses previously recognized, and include investments charged off during the period, net of recoveries. The net change in unrealized gains or losses primarily reflects the change in investment values, including the reversal of previously recorded unrealized gains or losses with respect to investments realized during the period.

        Investments for which market quotations are readily available are typically valued at the bid price of those market quotations. To validate market quotations, we utilize a number of factors to determine if the quotations are representative of fair value, including the source and number of the quotations. Debt and equity securities that are not publicly traded or whose market prices are not readily available, as is the case for substantially all of our investments, are valued at fair value as determined in good faith by our Board, based on, among other things, the input of the Adviser, our audit committee and independent third-party valuation firm(s) engaged at the direction of the Board.

        As part of the valuation process, the Board takes into account relevant factors in determining the fair value of our investments, including: the estimated enterprise value of a portfolio company (i.e., the total fair value of the portfolio company's debt and equity), the nature and realizable value of any collateral, the portfolio company's ability to make payments based on its earnings and cash flow, the markets in which the portfolio company does business, a comparison of the portfolio company's securities to any similar publicly traded securities, and overall changes in the interest rate environment and the credit markets that may affect the price at which similar investments may be made in the future. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, the Board considers whether the pricing indicated by the external event corroborates its valuation.

        The Board undertakes a multi-step valuation process, which includes, among other procedures, the following:

  •
  With respect to investments for which market quotations are readily available, those investments will typically be valued at the bid price of those market quotations;

  •
  With respect to investments for which market quotations are not readily available, the valuation process begins with the independent valuation firm(s) providing a preliminary valuation of each investment to the Adviser's valuation committee;

  •
  Preliminary valuation conclusions are documented and discussed with the Adviser's valuation committee. Agreed upon valuation recommendations are presented to the Audit Committee;

  •
  The Audit Committee reviews the valuation recommendations and recommends values for each investment to the Board; and

  •
  The Board reviews the recommended valuations and determines the fair value of each investment.

        We conduct this valuation process on a quarterly basis.

        We apply Financial Accounting Standards Board Accounting Standards Codification 820, Fair Value Measurements ("ASC 820"), as amended, which establishes a framework for measuring fair value in accordance with U.S. GAAP and required disclosures of fair value measurements. ASC 820 determines fair value to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date. Market participants are defined as buyers and sellers in the principal or most advantageous market (which may be a hypothetical market) that are independent, knowledgeable, and willing and able to transact. In accordance with ASC 820, we consider its principal market to be the market that has the greatest volume and level of activity. ASC 820 specifies a fair value hierarchy that prioritizes and ranks the level of observability of inputs used in determination of fair value. In accordance with ASC 820, these levels are summarized below:

  •
  Level 1—Valuations based on quoted prices in active markets for identical assets or liabilities that we have the ability to access.

  •
  Level 2—Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

  •
  Level 3—Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

        Transfers between levels, if any, are recognized at the beginning of the quarter in which the transfer occurred. In addition to using the above inputs in investment valuations, we apply the valuation policy approved by our Board that is consistent with ASC 820. Consistent with the valuation policy, we evaluate the source of the inputs, including any markets in which our investments are trading (or any markets in which securities with similar attributes are trading), in determining fair value. When an investment is valued based on prices provided by reputable dealers or pricing services (that is, broker quotes), we subject those prices to various criteria in making the determination as to whether a particular investment would qualify for treatment as a Level 2 or Level 3 investment. For example, we, or the independent valuation firm(s), review pricing support provided by dealers or pricing services in order to determine if observable market information is being used, versus unobservable inputs.

        Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may fluctuate from period to period. Additionally, the fair value of such investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that may ultimately be realized. Further, such investments are generally less liquid than publicly traded securities and may be subject to contractual and other restrictions on resale. If we were required to liquidate a portfolio investment in a forced or liquidation sale, it could realize amounts that are different from the amounts presented and such differences could be material.

        In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected herein.

  Interest and Dividend Income Recognition

        Interest income is recorded on the accrual basis and includes amortization of discounts or premiums. Discounts and premiums to par value on securities purchased are amortized into interest income over the contractual life of the respective security using the effective yield method. The amortized cost of investments represents the original cost adjusted for the amortization of discounts or premiums, if any. Upon prepayment of a loan or debt security, any prepayment premiums, unamortized upfront loan origination fees and unamortized discounts are recorded as interest income in the current period.

        Loans are generally placed on non-accrual status when there is reasonable doubt that principal or interest will be collected in full. Accrued interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management's judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest is paid current and, in management's judgment, are likely to remain current. Management may make exceptions to this treatment and determine to not place a loan on non-accrual status if the loan has sufficient collateral value and is in the process of collection.

        Dividend income on preferred equity securities is recorded on the accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity securities is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly-traded portfolio companies.

  Distributions

        We have elected to be treated for U.S. federal income tax purposes, and qualify annually thereafter, as a RIC under Subchapter M of the Code. To obtain and maintain our tax treatment as a RIC, we must distribute (or be deemed to distribute) in each taxable year distributions for tax purposes equal to at least 90 percent of the sum of our:

  •
  investment company taxable income (which is generally our ordinary income plus the excess of realized short-term capital gains over realized net long-term capital losses), determined without regard to the deduction for dividends paid, for such taxable year; and

  •
  net tax-exempt interest income (which is the excess of our gross tax-exempt interest income over certain disallowed deductions) for such taxable year.

        As a RIC, we (but not our shareholders) generally will not be subject to U.S. federal tax on investment company taxable income and net capital gains that we distribute to our shareholders.

        We intend to distribute annually all or substantially all of such income. To the extent that we retain our net capital gains or any investment company taxable income, we generally will be subject to corporate-level U.S. federal income tax. We can be expected to carry forward our net capital gains or any investment company taxable income in excess of current year dividend distributions, and pay the U.S. federal excise tax as described below.

        Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% U.S. federal excise tax payable by us. We may be subject to a nondeductible 4% U.S. federal excise tax if we do not distribute (or are treated as distributing) during each calendar year an amount at least equal to the sum of:

  •
  98% of our net ordinary income excluding certain ordinary gains or losses for that calendar year;

  •
  98.2% of our capital gain net income, adjusted for certain ordinary gains and losses, recognized for the twelve-month period ending on October 31 of that calendar year; and

  •
  100% of any income or gains recognized, but not distributed, in preceding years.

        While we intend to distribute any income and capital gains in the manner necessary to minimize imposition of the 4% U.S. federal excise tax, sufficient amounts of our taxable income and capital gains may not be distributed and as a result, in such cases, the excise tax will be imposed. In such an event, we will be liable for this tax only on the amount by which we do not meet the foregoing distribution requirement.

        We intend to pay quarterly distributions to our shareholders out of assets legally available for distribution. All distributions will be paid at the discretion of our Board and will depend on our earnings, financial condition, maintenance of our tax treatment as a RIC, compliance with applicable BDC regulations and such other factors as our Board may deem relevant from time to time.

        To the extent our current taxable earnings for a year fall below the total amount of our distributions for that year, a portion of those distributions may be deemed a return of capital to our shareholders for U.S. federal income tax purposes. Thus, the source of a distribution to our shareholders may be the original capital invested by the shareholder rather than our income or gains. Shareholders should read written disclosure carefully and should not assume that the source of any distribution is our ordinary income or gains.

        We have adopted an "opt out" dividend reinvestment plan for our common shareholders. As a result, if we declare a cash dividend or other distribution, each shareholder that has not "opted out" of our dividend reinvestment plan will have their dividends or distributions automatically reinvested in additional shares of our common stock rather than receiving cash distributions. Shareholders who receive distributions in the form of shares of common stock will be subject to the same U.S. federal, state and local tax consequences as if they received cash distributions.

  Income Taxes

        We have elected to be treated as a BDC under the 1940 Act. We have also elected to be treated as a RIC under the Code beginning with the taxable year ending December 31, 2016 and intend to continue to qualify as a RIC. So long as we maintain our tax treatment as a RIC, we generally will not pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that we distribute at least annually to our shareholders as distributions. Rather, any tax liability related to income earned and distributed by us represents obligations of our investors and will not be reflected in our consolidated financial statements.

        To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements. In addition, to qualify for RIC tax treatment, we must distribute to our shareholders, for each taxable year, at least 90% of our "investment company taxable income" for that year, which is generally our ordinary income plus the excess of our realized net short-term capital gains over our realized net long-term capital losses. In order for us to not be subject to U.S. federal excise taxes, we must distribute annually an amount at least equal to the sum of (i) 98% of our net ordinary income (taking into account certain deferrals and elections) for the calendar year, (ii) 98.2% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (iii) any net ordinary income and capital gains in excess of capital losses for preceding years that were not distributed during such years. We, at our discretion, may carry forward taxable income in excess of calendar year dividends and pay a 4% nondeductible U.S. excise tax on this income.

        We evaluate tax positions taken or expected to be taken in the course of preparing our consolidated financial statements to determine whether the tax positions are "more-likely-than-not" to be sustained by the applicable tax authority. Tax positions not deemed to meet the "more-likely-than-not" threshold are reserved and recorded as a tax benefit or expense in the current year. All penalties and interest associated with income taxes are included in income tax expense. Conclusions regarding tax positions are subject to review and may be adjusted at a later date based on factors including, but not limited to, on-going analyses of tax laws, regulations and interpretations thereof. There were no material uncertain tax positions through December 31, 2018. The 2015 through 2017 tax years remain subject to examination by U.S. federal, state and local tax authorities.

Quantitative and Qualitative Disclosures About Market Risk.

        We are subject to financial market risks, including valuation risk and interest rate risk.

  Valuation Risk

        We have invested, and plan to continue to invest, primarily in illiquid debt and equity securities of private companies. Most of our investments will not have a readily available market price, and we value these investments at fair value as determined in good faith by our Board, based on, among other things, the input of the Adviser, our Audit Committee and independent third-party valuation firm(s) engaged at the direction of the Board, and in accordance with our valuation policy. There is no single standard for determining fair value. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we make. If we were required to liquidate a portfolio investment in a forced or liquidation sale, we may realize amounts that are different from the amounts presented and such differences could be material.

  Interest Rate Risk

        Interest rate sensitivity refers to the change in earnings that may result from changes in the level of interest rates. We intend to fund portions of our investments with borrowings, and at such time, our net investment income will be affected by the difference between the rate at which we invest and the rate at which we borrow. Accordingly, we cannot assure you that a significant change in market interest rates will not have a material adverse effect on our net investment income.

        As of June 30, 2019, 99.7% of our debt investments based on fair value in our portfolio were at floating rates.

        Based on our Consolidated Statements of Assets and Liabilities as of June 30, 2019, the following table shows the annualized impact on net income of hypothetical base rate changes in interest rates on our debt investments (considering interest rate floors for floating rate instruments) assuming each floating rate investment is subject to 3-month LIBOR and there are no changes in our investment and borrowing structure:

($ in millions)	Interest Income	Interest Expense	Net Income
Up 300 basis points	$217.4	$46.9	$170.5
Up 200 basis points	$145.0	$31.3	$113.7
Up 100 basis points	$72.5	$15.6	$56.9
Down 100 basis points	$(72.2)	$(15.6)	$(56.6)
Down 200 basis points	$(102.1)	$(31.3)	$(70.8)
Down 300 basis points	$(105.5)	$(46.9)	$(58.6)

        We may in the future hedge against interest rate fluctuations by using hedging instruments such as additional interest rate swaps, futures, options, and forward contracts. While hedging activities may mitigate our exposure to adverse fluctuations in interest rates, certain hedging transactions that we may enter into in the future, such as interest rate swap agreements, may also limit our ability to participate in the benefits of lower interest rates with respect to our portfolio investments.

  Currency Risk

        From time to time, we may make investments that are denominated in a foreign currency. These investments are translated into U.S. dollars at each balance sheet date, exposing us to movements in foreign exchange rates. We may employ hedging techniques to minimize these risks, but we cannot assure you that such strategies will be effective or without risk to us. We may seek to utilize instruments such as, but not limited to, forward contracts to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates. We also have the ability to borrow in certain foreign currencies under our credit facilities. Instead of entering into a foreign currency forward contract in connection with loans or other investments we have made that are denominated in a foreign currency, we may borrow in that currency to establish a natural hedge against our loan or investment. To the extent the loan or investment is based on a floating rate other than a rate under which we can borrow under our credit facilities, we may seek to utilize interest rate derivatives to hedge our exposure to changes in the associated rate.

THE COMPANY

General

        Owl Rock Capital Corporation was formed on October 15, 2015 as a corporation under the laws of the State of Maryland. We are a specialty finance company focused on lending to U.S. middle-market companies. Since we began investment activities in April 2016 through June 30, 2019, our Adviser and its affiliates have originated $14.8 billion aggregate principal amount of investments, of which $13.5 billion of aggregate principal amount of investments, prior to any subsequent exits or repayments, was retained by either us or a corporation or fund advised by our Adviser or its affiliates. Our capital will be used by our portfolio companies to support growth, acquisitions, market or product expansion, refinancings and/or recapitalizations. We define "middle market companies" to generally mean companies with earnings before interest expense, income tax expense, depreciation and amortization ("EBITDA") between $10 million and $250 million annually, and/or annual revenue of $50 million to $2.5 billion at the time of investment. We may on occasion invest in smaller or larger companies if an attractive opportunity presents itself, especially when there are dislocations in the capital markets, including the high yield and syndicated loan markets. We generally invest in companies with a low loan-to-value ratio, which we consider to be 50% or lower. Our target credit investments will typically have maturities between three and ten years and generally range in size between $20 million and $250 million. The investment size will vary with the size of our capital base. As of June 30, 2019, our portfolio companies, excluding the investment in Sebago Lake LLC, a joint venture between us and The Regents of the University of California, and certain investments that fall outside of our typical borrower profile, representing 96.7% of our total portfolio based on fair value, had weighted average annual revenue of $444 million and weighted average annual EBITDA of $79 million.

        We invest in senior secured or unsecured loans, subordinated loans or mezzanine loans and, to a lesser extent, equity-related securities including warrants, preferred stock and similar forms of senior equity, which may or may not be convertible into a portfolio company's common equity. Our investment objective is to generate current income and, to a lesser extent, capital appreciation by targeting investment opportunities with favorable risk-adjusted returns. While we believe that current market conditions favor extending credit to middle market companies in the United States, our investment strategy is intended to generate favorable returns across credit cycles with an emphasis on preserving capital. As of June 30, 2019, based on fair value, our portfolio consisted of 81.3% first lien senior secured debt investments, 16.9% second lien senior secured debt investments, 0.3% unsecured debt investments, 1.3% investment funds and vehicles, and 0.2% equity investments. As of June 30, 2019, 99.7% of our debt investments based on fair value in our portfolio were at floating rates. As of June 30, 2019, we had investments in 90 portfolio companies with an aggregate fair value of $7.2 billion.

        As of June 30, 2019, our portfolio was invested across 27 different industries. The largest industries in our portfolio as of June 30, 2019 were internet software and services and professional services , which represented, as a percentage of our portfolio, 10.1% and 10.0%, respectively, based on fair value.

        As of June 30, 2019, our weighted average total yield of the portfolio at fair value and amortized cost was 9.1% and 9.1%, respectively, and our weighted average yield of debt and income producing securities at fair value and amortized cost was 9.1% and 9.1%, respectively.

        We expect that generally our portfolio composition will be majority debt or income producing securities, which may include "covenant-lite" loans (as defined below), with a lesser allocation to equity or equity-linked opportunities. In addition, we may invest a portion of our portfolio in opportunistic investments, which will not be our primary focus, but will be intended to enhance returns to our Shareholders. These investments may include high-yield bonds and broadly-syndicated loans. In addition, we generally do not intend to invest more than 20% of our total assets in companies whose principal place of business is outside the United States, although we do not generally intend to invest in companies whose principal place of business is in an emerging market. Our portfolio composition may fluctuate from time to time based on market conditions and interest rates.

        We are an externally managed, closed-end, management investment company that has elected to be regulated as a BDC under the 1940 Act. We have elected to be treated, and intend to qualify annually, as a RIC under the Code for U.S. federal income tax purposes. As a BDC and a RIC, we are required to comply with certain regulatory requirements. As a BDC, at least 70% of our assets must be assets of the type listed in Section 55(a) of the 1940 Act, as described herein. We will not invest more than 20% of our total assets in companies whose principal place of business is outside the United States.

        We generally intend to distribute, out of assets legally available for distribution, substantially all of our available earnings, on a quarterly basis, as determined by our Board in its sole discretion.

        To achieve our investment objective, we will leverage the Adviser's investment team's extensive network of relationships with other sophisticated institutions to source, evaluate and, as appropriate, partner with on transactions. There are no assurances that we will achieve our investment objective.

        We may borrow money from time to time within the levels permitted by the 1940 Act (which generally allows us to incur leverage up to one half of our assets or two-thirds of our assets if certain requirements are met). Currently we have in place a senior secured revolving credit facility (the "Revolving Credit Facility"), three special purpose vehicle asset credit facilities (the "SPV Asset Facility I", the "SPV Asset Facility II" and the "SPV Asset Facility III", respectively), and a term debt securitization transaction (the "CLO Transaction"), also known as a collateralized loan obligation transaction, and in the future may enter into additional credit facilities. In addition, we have issued unsecured notes maturing in 2023 (the "2023 Notes"), in a private placement, and unsecured notes maturing in 2024 (the "2024 Notes"), in a registered public offering, and may issue additional unsecured notes. We expect to use our credit facilities and other borrowings, along with proceeds from the rotation of our portfolio and proceeds from this offering to finance our investment objectives. See "—Business Development Company Regulations" for discussion of BDC regulation and other regulatory considerations. See "Management's Discussion and Analysis of Financial Condition and Results of Operations—Debt."

Market Trends

        We believe the middle-market lending environment provides opportunities for us to meet our goal of making investments that generate attractive risk-adjusted returns based on a combination of the following factors:

        Limited Availability of Capital for Middle-Market Companies.    We believe that regulatory and structural changes in the market have reduced the amount of capital available to U.S. middle-market companies. In particular, we believe there are currently fewer providers of capital to middle market companies. We believe that many commercial and investment banks have, in recent years, de-emphasized their service and product offerings to middle-market businesses in favor of lending to large corporate clients and managing capital markets transactions. In addition, these lenders may be constrained in their ability to underwrite and hold bank loans and high yield securities for middle-market issuers as they seek to meet existing and future regulatory capital requirements. We also believe that there is a lack of market participants that are willing to hold meaningful amounts of certain middle-market loans. As a result, we believe our ability to minimize syndication risk for a company seeking financing by being able to hold its loans without having to syndicate them, coupled with reduced capacity of traditional lenders to serve the middle-market, present an attractive opportunity to invest in middle-market companies.

        Capital Markets Have Been Unable to Fill the Void in U.S. Middle Market Finance Left by Banks.    While underwritten bond and syndicated loan markets have been robust in recent years, middle market companies are less able to access these markets for reasons including the following:

        High Yield Market—Middle market companies generally are not issuing debt in an amount large enough to be an attractively sized bond. High yield bonds are generally purchased by institutional investors who, among other things, are focused on the liquidity characteristics of the bond being issued. For example, mutual funds and exchange traded funds ("ETFs") are significant buyers of underwritten bonds. However, mutual funds and ETFs generally require the ability to liquidate their investments quickly in order to fund investor redemptions and/or comply with regulatory requirements. Accordingly, the existence of an active secondary market for bonds is an important consideration in these entities' initial investment decision. Because there is typically little or no active secondary market for the debt of U.S. middle market companies, mutual funds and ETFs generally do not provide debt capital to U.S. middle market companies. We believe this is likely to be a persistent problem and creates an advantage for those like us who have a more stable capital base and have the ability to invest in illiquid assets.

        Syndicated Loan Market—While the syndicated loan market is modestly more accommodating to middle market issuers, as with bonds, loan issue size and liquidity are key drivers of institutional appetite and, correspondingly, underwriters' willingness to underwrite the loans. Loans arranged through a bank are done either on a "best efforts" basis or are underwritten with terms plus provisions that permit the underwriters to change certain terms, including pricing, structure, yield and tenor, otherwise known as "flex" , to successfully syndicate the loan, in the event the terms initially marketed are insufficiently attractive to investors. Furthermore, banks are generally reluctant to underwrite middle market loans because the arrangement fees they may earn on the placement of the debt generally are not sufficient to meet the banks' return hurdles. Loans provided by companies such as ours provide certainty to issuers in that we can commit to a given amount of debt on specific terms, at stated coupons and with agreed upon fees. As we are the ultimate holder of the loans, we do not require market "flex" or other arrangements that banks may require when acting on an agency basis.

        Robust Demand for Debt Capital.    We believe U.S. middle market companies will continue to require access to debt capital to refinance existing debt, support growth and finance acquisitions. In addition, we believe the large amount of uninvested capital held by funds of private equity firms, estimated by Preqin Ltd., an alternative assets industry data and research company, to be $1.26 trillion as of March 2019, will continue to drive deal activity. We expect that private equity sponsors will continue to pursue acquisitions and leverage their equity investments with secured loans provided by companies such as us.

        The Middle Market is a Large Addressable Market.    According to GE Capital's National Center for the Middle Market 2nd quarter 2019 Middle Market Indicator, there are approximately 200,000 U.S. middle market companies, which have approximately 47.9 million aggregate employees. Moreover, the U.S. middle market accounts for one-third of private sector gross domestic product ("GDP"). GE defines U.S. middle market companies as those between $10 million and $1 billion in annual revenue, which we believe has significant overlap with our definition of U.S. middle market companies.

        Attractive Investment Dynamics.    An imbalance between the supply of, and demand for, middle market debt capital creates attractive pricing dynamics. We believe the directly negotiated nature of middle market financings also generally provides more favorable terms to the lender, including stronger covenant and reporting packages, better call protection, and lender-protective change of control provisions. Additionally, we believe BDC managers' expertise in credit selection and ability to manage through credit cycles has generally resulted in BDCs experiencing lower loss rates than U.S. commercial banks through credit cycles. Further, we believe that historical middle market default rates have been lower, and recovery rates have been higher, as compared to the larger market capitalization, broadly distributed market, leading to lower cumulative losses.

        Conservative Capital Structures.    Following the credit crisis, which we define broadly as occurring between mid-2007 and mid-2009, lenders have generally required borrowers to maintain more equity as a percentage of their total capitalization, specifically to protect lenders during economic downturns. With more conservative capital structures, U.S. middle market companies have exhibited higher levels of cash flows available to service their debt. In addition, U.S. middle market companies often are characterized by simpler capital structures than larger borrowers, which facilitates a streamlined underwriting process and, when necessary, restructuring process.

        Attractive Opportunities in Investments in Loans.    We invest in senior secured or unsecured loans, subordinated loans or mezzanine loans and, to a lesser extent, equity-related securities. We believe that opportunities in senior secured loans are significant because of the floating rate structure of most senior secured debt issuances and because of the strong defensive characteristics of these types of investments. Given the current low interest rate environment, we believe that debt issues with floating interest rates offer a superior return profile as compared with fixed-rate investments, since floating rate structures are generally less susceptible to declines in value experienced by fixed-rate securities in a rising interest rate environment. Senior secured debt also provides strong defensive characteristics. Senior secured debt has priority in payment among an issuer's security holders whereby holders are due to receive payment before junior creditors and equity holders. Further, these investments are secured by the issuer's assets, which may provide protection in the event of a default.

The Adviser—Owl Rock Capital Advisors LLC

        Owl Rock Capital Advisors LLC serves as our investment adviser pursuant to an investment advisory agreement between us and the Adviser. See "Investment Advisory Agreement" below. The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The Adviser is an indirect subsidiary of Owl Rock Capital Partners LP ("Owl Rock Capital Partners"). Owl Rock Capital Partners is led by its three co-founders, Douglas I. Ostrover, Marc S. Lipschultz and Craig W. Packer. The Adviser's investment team (the "Investment Team") is also led by Douglas I. Ostrover, Marc S. Lipschultz and Craig W. Packer and is supported by certain members of the Adviser's senior executive team and the investment committee (the "Investment Committee"). The Investment Committee is comprised of Douglas I. Ostrover, Marc S. Lipschultz, Craig W. Packer and Alexis Maged. The Adviser has limited operating history. Subject to the overall supervision of the Board, the Adviser manages our day-to-day operations, and provides investment advisory and management services to us.

        The Adviser also serves as investment adviser to Owl Rock Capital Corporation II. Owl Rock Capital Corporation II is a corporation formed under the laws of the State of Maryland that, like us, has elected to be treated as a BDC under the 1940 Act. Owl Rock Capital Corporation II's investment objective is similar to ours, which is to generate current income, and to a lesser extent, capital appreciation by targeting investment opportunities with favorable risk-adjusted returns. As of June 30, 2019, Owl Rock Capital Corporation II had raised gross proceeds of approximately $691.8 million, including seed capital contributed by the Adviser in September 2016 and approximately $10.0 million in gross proceeds raised from certain individuals and entities affiliated with the Adviser.

        The Adviser is affiliated with ORTA and ORCPFA, which also are investment advisers and subsidiaries of Owl Rock Capital Partners. ORTA's and ORCPFA's investment teams are led by Douglas I. Ostrover, Marc S. Lipschultz and Craig W. Packer. ORTA serves as investment adviser to Owl Rock Technology Finance Corp. and ORCPFA serves as investment adviser to Owl Rock First Lien Master Fund, L.P. Owl Rock Technology Finance Corp. has elected to be treated as a BDC and its investment objective is to maximize total return by generating current income from its debt investments and other income producing securities, and capital appreciation from its equity and equity-linked investments. Owl Rock Technology Finance Corp. has adopted a policy to invest, under normal circumstances, at least 80% of the value of its assets in technology-related companies.

        Owl Rock Technology Finance Corp. conducts private offerings of its common stock to investors in reliance on exemptions from the registration requirements of the Securities Act. As of June 30, 2019, Owl Rock Technology Finance Corp. had approximately $2.1 billion in total Capital Commitments from investors of which approximately $0.6 billion had been drawn.

        Owl Rock First Lien Master Fund intends to originate and make loans to, and make debt investments in, U.S. middle market companies.

        In addition to Owl Rock Capital Corporation II, Owl Rock Technology Finance Corp. and Owl Rock First Lien Master Fund, the Adviser and its affiliates may provide management or investment advisory services to entities that have overlapping objectives with us. The Adviser and its affiliates may face conflicts in the allocation of investment opportunities to us and others. In order to address these conflicts, the Owl Rock Advisers have put in place an allocation policy that addresses the allocation of investment opportunities as well as co-investment restrictions under the 1940 Act.

        In addition, we, the Adviser and certain of its affiliates have been granted exemptive relief by the SEC to permit us co-invest with other funds managed by the Adviser or its affiliates in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. Pursuant to such exemptive relief, we generally are permitted to co-invest with certain of our affiliates if a "required majority" (as defined in Section 57(o) of the 1940 Act) of our independent directors make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transaction, including the consideration to be paid, are reasonable and fair to us and our shareholders and do not involve overreaching of us or our shareholders on the part of any person concerned, (2) the transaction is consistent with the interests of our shareholders and is consistent with our investment objective and strategies, and (3) the investment by our affiliates would not disadvantage us, and our participation would not be on a basis different from or less advantageous than that on which our affiliates are investing. The Owl Rock Advisers' allocation policy incorporates the conditions of the exemptive relief. See "Risk Factors—Risks Related to our Adviser and its Affiliates—We may compete for capital and investment opportunities with other entities managed by our Adviser or its affiliates, subjecting our Adviser to certain conflicts of interest."

        The Adviser or its affiliates may engage in certain origination activities and receive attendant arrangement, structuring or similar fees. See "Risk Factors—Risks Related to our Adviser and its Affiliates—The Adviser and its affiliates may face conflicts of interest with respect to services performed for issuers in which we invest."

Potential Competitive Advantages

        We believe that the Adviser's disciplined approach to origination, fundamental credit analysis, portfolio construction and risk management should allow us to achieve attractive risk-adjusted returns while preserving our capital. We believe that we represent an attractive investment opportunity for the following reasons:

        Experienced Team with Expertise Across all Levels of the Corporate Capital Structure.    The members of the Investment Committee have over 25 years of experience in private lending and investing at all levels of a company's capital structure, particularly in high yield securities, leveraged loans, high yield credit derivatives and distressed securities, as well as experience in operations, corporate finance and mergers and acquisitions. The members of the Investment Committee have diverse backgrounds with investing experience through multiple business and credit cycles. Moreover, certain members of the Investment Committee and other executives and employees of the Adviser and its affiliates have operating and/or investing experience on behalf of business development companies. We believe this experience provides the Adviser with an in-depth understanding of the strategic, financial and operational challenges and opportunities of middle market companies and will afford it numerous tools to manage risk while preserving the opportunity for attractive risk-adjusted returns on our investments.

        Distinctive Origination Platform.    To date a substantial majority of our investments have been sourced directly. We believe that our origination platform provides us the ability to originate investments without the assistance of investment banks or other traditional Wall Street intermediaries. The Investment Team includes over 50 investment professionals and is responsible for originating, underwriting, executing and managing the assets of our direct lending transactions and for sourcing and executing opportunities directly. The Investment Team has significant experience as transaction originators and building and maintaining strong relationships with private equity sponsors and companies.

        The Investment Team also maintains direct contact with banks, corporate advisory firms, industry consultants, attorneys, investment banks, "club" investors and other potential sources of lending opportunities. We believe the Adviser's ability to source through multiple channels allows us to generate investment opportunities that have more attractive risk-adjusted return characteristics than by relying solely on origination flow from investment banks or other intermediaries and to be more selective investors.

        Since its inception through June 30, 2019, the Adviser and its affiliates have reviewed over 3,500 opportunities and sourced potential investment opportunities from over 390 private equity sponsors and venture capital firms. We believe that the Adviser receives "early looks" and "last looks" based on its relationships, allowing it to be highly selective in the transactions it pursues.

        Potential Long-Term Investment Horizon.    We believe our potential long-term investment horizon gives us flexibility, allowing us to maximize returns on our investments. We invest using a long-term focus, which we believe provides us with the opportunity to increase total returns on invested capital, as compared to other private company investment vehicles or investment vehicles with daily liquidity requirements (e.g., open-ended mutual funds and ETFs).

        Defensive, Income-Orientated Investment Philosophy.    The Adviser employs a defensive investment approach focused on long-term credit performance and principal protection. This investment approach involves a multi-stage selection process for each investment opportunity as well as ongoing monitoring of each investment made, with particular emphasis on early detection of credit deterioration. This strategy is designed to minimize potential losses and achieve attractive risk adjusted returns.

        Active Portfolio Monitoring.    The Adviser closely monitors the investments in our portfolio and takes a proactive approach to identifying and addressing sector- or company-specific risks. The Adviser receives and reviews detailed financial information from portfolio companies no less than quarterly and seeks to maintain regular dialogue with portfolio company management teams regarding current and forecasted performance. Although we may invest in "covenant-lite" loans, which generally do not have a complete set of financial maintenance covenants, we anticipate that many of our investments will have financial covenants that we believe will provide an early warning of potential problems facing our borrowers, allowing lenders, including us, to identify and carefully manage risk. Further, we anticipate that many of our equity investments will provide us the opportunity to nominate a member or observer to the board of directors of the portfolio company, which we believe will allow us to closely monitor the performance of our portfolio companies.

Investment Selection

        The Adviser has identified the following investment criteria and guidelines that it believes are important in evaluating prospective portfolio companies. However, not all of these criteria and guidelines will be met, or will be equally important, in connection with each of our investments.

        Established Companies with Positive Cash Flow.    We seek to invest in companies with sound historical financial performance which we believe tend to be well-positioned to maintain consistent cash flow to service and repay their obligations and maintain growth in their businesses or market share in all market conditions, including in the event of a recession. The Adviser typically focuses on upper middle-market companies with a history of profitability on an operating cash flow basis. The Adviser does not intend to invest in start-up companies that have not achieved sustainable profitability and cash flow generation or companies with speculative business plans.

        Strong Competitive Position in Industry.    The Adviser analyzes the strengths and weaknesses of target companies relative to their competitors. The factors the Adviser considers include relative product pricing, product quality, customer loyalty, substitution risk, switching costs, patent protection, brand positioning and capitalization. We seek to invest in companies that have developed leading positions within their respective markets, are well positioned to capitalize on growth opportunities and operate businesses, exhibit the potential to maintain sufficient cash flows and profitability to service their obligations in a range of economic environments or are in industries with significant barriers to entry. We seek companies that demonstrate advantages in scale, scope, customer loyalty, product pricing or product quality versus their competitors that, when compared to their competitors, may help to protect their market position and profitability.

        Experienced Management Team.    We seek to invest in companies that have experienced management teams. We also seek to invest in companies that have proper incentives in place, including management teams having significant equity interests to motivate management to act in concert with our interests as an investor.

        Diversified Customer and Supplier Base.    We generally seek to invest in companies that have a diversified customer and supplier base. Companies with a diversified customer and supplier base are generally better able to endure economic downturns, industry consolidation, changing business preferences and other factors that may negatively impact their customers, suppliers and competitors.

        Exit Strategy.    While certain debt investments may be repaid through operating cash flows of the borrower, we expect that the primary means by which we exit our debt investments will be through methods such as strategic acquisitions by other industry participants, an initial public offering of common stock, a recapitalization, a refinancing or another transaction in the capital markets.

        Prior to making an equity investment in a prospective portfolio company, we analyze the potential for that company to increase the liquidity of its equity through a future event that would enable us to realize appreciation in the value of our equity interest. Liquidity events may include an initial private offering, a private sale of our equity interest to a third party, a merger or an acquisition of the company or a purchase of our equity position by the company or one of its stockholders.

        In addition, in connection with our investing activities, we may make commitments with respect to an investment in a potential portfolio company substantially in excess of our final investment. In such situations, while we may initially agree to fund up to a certain dollar amount of an investment, we may sell a portion of such amount, such that we are left with a smaller investment than what was reflected in our original commitment.

        Financial Sponsorship.    We seek to participate in transactions sponsored by what we believe to be high-quality private equity and venture capital firms. We believe that a financial sponsor's willingness to invest significant sums of equity capital into a company is an explicit endorsement of the quality of their investment. Further, financial sponsors of portfolio companies with significant investments at risk have the ability and a strong incentive to contribute additional capital in difficult economic times should operational issues arise.

        Investments in Different Portfolio Companies and Industries.    We seek to invest broadly among portfolio companies and industries, thereby potentially reducing the risk of any one company or industry having a disproportionate impact on the value of our portfolio; however, there can be no assurances in this regard. We seek to invest not more than 20% of our portfolio in any single industry classification and target portfolio companies that comprise 1-2% of our portfolio (with no individual portfolio company generally expected to comprise greater than 5% of our portfolio).

Investment Process Overview

        Origination and Sourcing.    The Investment Team has an extensive network from which to source deal flow and referrals. Specifically, the Adviser sources portfolio investments from a variety of different investment sources, including among others, private equity sponsors, management teams, financial intermediaries and advisers, investment bankers, family offices, accounting firms and law firms. The Adviser believes that its experience across different industries and transaction types makes the Adviser particularly qualified to source, analyze and execute investment opportunities.

        Due Diligence Process.    The process through which an investment decision is made involves extensive research into the company, its industry, its growth prospects and its ability to withstand adverse conditions. If one or more members of the Investment Team responsible for the transaction determines that an investment opportunity should be pursued, the Adviser will engage in an intensive due diligence process. Though each transaction may involve a somewhat different approach, the Adviser's diligence of each opportunity could include:

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  understanding the purpose of the loan, the key personnel, the sources and uses of the proceeds;

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  meeting the company's management and key personnel, including top level executives, to get an insider's view of the business, and to probe for potential weaknesses in business prospects;

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  checking management's backgrounds and references;

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  performing a detailed review of historical financial performance, including performance through various economic cycles, and the quality of earnings;

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  contacting customers and vendors to assess both business prospects and standard practices;

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  conducting a competitive analysis, and comparing the company to its main competitors on an operating, financial, market share and valuation basis;

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  researching the industry for historic growth trends and future prospects as well as to identify future exit alternatives;

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  assessing asset value and the ability of physical infrastructure and information systems to handle anticipated growth;

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  leveraging the Adviser's internal resources and network with institutional knowledge of the company's business;

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  assessing business valuation and corresponding recovery analysis; and

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  investigating legal and regulatory risks and financial and accounting systems and practices.

        Selective Investment Process.    After an investment has been identified and preliminary diligence has been completed, an investment committee memorandum is prepared. This report is reviewed by the members of the Investment Team in charge of the potential investment. If these members of the Investment Team are in favor of the potential investment, then a more extensive due diligence process is employed. Additional due diligence with respect to any investment may be conducted on our behalf by attorneys, independent accountants, and other third-party consultants and research firms prior to the closing of the investment, as appropriate on a case-by-case basis.

        Structuring and Execution.    Approval of an investment requires the unanimous approval of the Investment Committee. Once the Investment Committee has determined that a prospective portfolio company is suitable for investment, the Adviser works with the management team of that company and its other capital providers, including senior, junior and equity capital providers, if any, to finalize the structure and terms of the investment.

        Inclusion of Covenants.    Covenants are contractual restrictions that lenders place on companies to limit the corporate actions a company may pursue. Generally, the loans in which we expect to invest will have financial maintenance covenants, which are used to proactively address materially adverse changes in a portfolio company's financial performance. However, to a lesser extent, we may invest in "covenant-lite" loans. We use the term "covenant-lite" to refer generally to loans that do not have a complete set of financial maintenance covenants. Generally, "covenant-lite" loans provide borrower companies more freedom to negatively impact lenders because their covenants are incurrence-based, which means they are only tested and can only be breached following an affirmative action of the borrower, rather than by a deterioration in the borrower's financial condition. Accordingly, to the extent we invest in "covenant-lite" loans, we may have fewer rights against a borrower and may have a greater risk of loss on such investments as compared to investments in or exposure to loans with financial maintenance covenants.

        Portfolio Monitoring.    The Adviser monitors our portfolio companies on an ongoing basis. The Adviser monitors the financial trends of each portfolio company to determine if it is meeting its business plans and to assess the appropriate course of action with respect to our investment in each portfolio company. The Adviser has a number of methods of evaluating and monitoring the performance and fair value of our investments, which may include the following:

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  assessment of success of the portfolio company in adhering to its business plan and compliance with covenants;

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  periodic and regular contact with portfolio company management and, if appropriate, the financial or strategic sponsor, to discuss financial position, requirements and accomplishments;

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  comparisons to other companies in the portfolio company's industry;

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  attendance at, and participation in, board meetings; and

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  review of periodic financial statements and financial projections for portfolio companies.

Structure of Investments

        Our investment objective is to generate current income and, to a lesser extent, capital appreciation by targeting investment opportunities with favorable risk-adjusted returns.

        We expect that generally our portfolio composition will be majority debt or income producing securities, which may include "covenant-lite" loans (as defined below), with a lesser allocation to equity or equity-linked opportunities. In addition, we may invest a portion of our portfolio in opportunistic investments, which will not be our primary focus, but will be intended to enhance returns to our shareholders. These investments may include high-yield bonds and broadly-syndicated loans. Our portfolio composition may fluctuate from time to time based on market conditions and interest rates.

        Covenants are contractual restrictions that lenders place on companies to limit the corporate actions a company may pursue. Generally, the loans in which we expect to invest will have financial maintenance covenants, which are used to proactively address materially adverse changes in a portfolio company's financial performance. However, to a lesser extent, we may invest in "covenant-lite" loans. We use the term "covenant-lite" to refer generally to loans that do not have a complete set of financial maintenance covenants. Generally, "covenant-lite" loans provide borrower companies more freedom to negatively impact lenders because their covenants are incurrence-based, which means they are only tested and can only be breached following an affirmative action of the borrower, rather than by a deterioration in the borrower's financial condition. Accordingly, to the extent we invest in "covenant-lite" loans, we may have fewer rights against a borrower and may have a greater risk of loss on such investments as compared to investments in or exposure to loans with financial maintenance covenants.

        Debt Investments.    The terms of our debt investments are tailored to the facts and circumstances of each transaction. The Adviser negotiates the structure of each investment to protect our rights and manage our risk. We intend to invest in the following types of debt:

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  First-lien debt.  First-lien debt typically is senior on a lien basis to other liabilities in the issuer's capital structure and has the benefit of a first-priority security interest in assets of the issuer. The security interest ranks above the security interest of any second-lien lenders in those assets. Our first-lien debt may include stand-alone first-lien loans, "unitranche" loans (including "last out" portions of such loans) and secured corporate bonds with similar features to these categories of first-lien loans. As of June 30, 2019, 42.3% of our first-lien debt was comprised of unitranche loans.

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  Stand-alone first-lien loans. Stand-alone first-lien loans are traditional first-lien loans. All lenders in the facility have equal rights to the collateral that is subject to the first-priority security interest.

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  Unitranche loans. Unitranche loans (including "last out" portions of such loans) combine features of first-lien, second-lien and mezzanine debt, generally in a first-lien position. In many cases, we may provide the issuer most, if not all, of the capital structure above their equity. The primary advantages to the issuer are the ability to negotiate the entire debt financing with one lender and the elimination of intercreditor issues. "Last out" first-lien loans have a secondary priority behind super-senior "first out" first-lien loans in the collateral securing the loans in certain circumstances. The arrangements for a "last out" first-lien loan are set forth in an "agreement among lenders," which provides lenders with "first out" and "last out" payment streams based on a single lien on the collateral. Since the "first out" lenders generally have priority over the "last out" lenders for receiving payment under certain specified events of default, or upon the occurrence of other triggering events under intercreditor agreements or agreements among lenders, the "last out" lenders bear a greater risk and, in exchange, receive a higher effective interest rate, through arrangements among the lenders, than the "first out" lenders or lenders in stand-alone first-lien loans. Agreements among lenders also typically provide greater voting rights to the "last out" lenders than the intercreditor agreements to which second-lien lenders often are subject. Among the types of first-lien debt in which we may invest, "last out" first-lien loans generally have higher effective interest rates than other types of first-lien loans, since "last out" first-lien loans rank below standalone first lien loans.

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  Second-lien debt.  Our second-lien debt may include secured loans, and, to a lesser extent, secured corporate bonds, with a secondary priority behind first-lien debt. Second-lien debt typically is senior on a lien basis to unsecured liabilities in the issuer's capital structure and has the benefit of a security interest over assets of the issuer, though ranking junior to first-lien debt secured by those assets. First-lien lenders and second-lien lenders typically have separate liens on the collateral, and an intercreditor agreement provides the first-lien lenders with priority over the second-lien lenders' liens on the collateral.

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  Mezzanine debt.  Structurally, mezzanine debt usually ranks subordinate in priority of payment to first-lien and second-lien debt, is often unsecured, and may not have the benefit of financial covenants common in first-lien and second-lien debt. However, mezzanine debt ranks senior to common and preferred equity in an issuer's capital structure. Mezzanine debt investments generally offer lenders fixed returns in the form of interest payments and may provide lenders an opportunity to participate in the capital appreciation, if any, of an issuer through an equity interest. This equity interest typically takes the form of an equity co-investment or warrants. Due to its higher risk profile and often less restrictive covenants compared to senior secured loans, mezzanine debt generally bears a higher stated interest rate than first-lien and second-lien debt.

        Our debt investments are typically structured with the maximum seniority and collateral that we can reasonably obtain while seeking to achieve our total return target. The Adviser seeks to limit the downside potential of our investments by:

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  requiring a total return on our investments (including both interest and potential equity appreciation) that compensates us for credit risk;

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  negotiating covenants in connection with our investments consistent with preservation of our capital. Such restrictions may include affirmative covenants (including reporting requirements), negative covenants (including financial covenants), lien protection, change of control provisions and board rights, including either observation rights or rights to a seat on the board under some circumstances; and

  •
  including debt amortization requirements, where appropriate, to require the timely repayment of principal of the loan, as well as appropriate maturity dates.

        Within our portfolio, the Adviser aims to maintain the appropriate proportion among the various types of first-lien loans, as well as second-lien debt and mezzanine debt, to allow us to achieve our target returns while maintaining our targeted amount of credit risk.

        Equity Investments.    Our investment in a portfolio company may include an equity or equity-linked interest, such as a warrant or profit participation right. In certain instances, we will make direct equity investments, although those situations are generally limited to those cases where we are also making an investment in a more senior part of the capital structure of the issuer.

  Investment Portfolio

        As of June 30, 2019 and December 31, 2018, we had made investments with an aggregate fair value of $7.2 billion and $5.8 billion, respectively, in 90 and 73 portfolio companies, respectively. Investments at fair value and amortized cost consisted of the following as of June 30, 2019 and December 31, 2018:

	June 30, 2019		December 31, 2018
($ in thousands)	Amortized Cost	Fair Value	Amortized Cost	Fair Value
First-lien senior secured debt investments	$5,888,168	$5,884,919	$4,566,573	$4,554,835
Second-lien senior secured debt investments	1,227,740	1,226,861	1,119,507	1,109,366
Unsecured debt investments	23,000	24,435	23,000	22,183
Equity investments	13,206	14,355	11,215	11,063
Investment funds and vehicles(1)	91,638	90,185	91,138	86,622

Total Investments	$7,243,752	$7,240,755	$5,811,433	$5,784,069

(1)
Includes equity investment in Sebago Lake. See "Management's Discussion and Analysis of Financial Condition and Results of Operations—Portfolio and Investment Activity—Sebago Lake LLC" for more information regarding Sebago Lake.

        As of June 30, 2019 and December 31, 2018, we had outstanding commitments to fund unfunded investments totaling $601.0 million and $790.1 million, respectively. We maintain sufficient capacity to cover outstanding unfunded portfolio company commitments that we may be required to fund.

        The industry composition of investments based on fair value as of June 30, 2019 and December 31, 2018 was as follows:

	June 30, 2019	December 31, 2018
Advertising and media	3.4%	4.2%
Aerospace and defense	2.7	—
Automotive	2.1	2.6
Buildings and real estate	6.5	5.2
Business services	5.1	7.6
Chemicals	3.3	1.7
Consumer products	3.3	1.8
Containers and packaging	0.6	0.7
Distribution	8.7	10.6
Education	4.3	3.0
Energy equipment and services	1.7	1.6
Financial services	1.8	1.9
Food and beverage	6.9	8.4
Healthcare providers and services	8.9	6.5
Healthcare technology	1.6	0.7
Household products	0.7	0.9
Infrastructure and environmental services	2.9	3.4
Insurance	2.1	0.6
Internet software and services	10.1	9.5
Investment funds and vehicles(1)	1.2	1.5
Leisure and entertainment	2.7	3.8
Manufacturing	1.8	1.8
Oil and gas	2.9	4.9
Professional services	10.0	11.4
Specialty retail	2.5	2.8
Telecommunications	0.5	0.6
Transportation	1.7	2.3

Total	100.0%	100.0%

(1)
Includes investment in Sebago Lake. See "Management's Discussion and Analysis of Financial Condition and Results of Operations—Portfolio and Investment Activity—Sebago Lake LLC" for more information regarding Sebago Lake.

        The geographic composition of investments based on fair value as of June 30, 2019 and December 31, 2018 was as follows:

	June 30, 2019	December 31, 2018
United States:
Midwest	17.2%	17.3%
Northeast	16.9	22.0
South	42.7	36.7
West	18.4	20.1
Belgium	1.3	1.6
Canada	1.3	0.9
United Kingdom	2.2	1.4

Total	100.0%	100.0%

  Sebago Lake LLC

        Sebago Lake, a Delaware limited liability company, was formed as a joint venture between the Company and The Regents of the University of California ("Regents") and commenced operations on June 20, 2017. Sebago Lake's principal purpose is to make investments, primarily in senior secured loans that are made to middle-market companies or in broadly syndicated loans. Both the Company and Regents (the "Members") have a 50% economic ownership in Sebago Lake. Except under certain circumstances, contributions to Sebago Lake cannot be redeemed. Each of the Members initially agreed to contribute up to $100 million to Sebago Lake. On July 26, 2018, each of the Members increased their contribution to Sebago Lake up to an aggregate of $125 million. As of June 30, 2019, each Member has funded $91.6 million of their $125 million commitments. Sebago Lake is managed by the Members, each of which have equal voting rights. Investment decisions must be approved by each of the Members.

        The Company has determined that Sebago Lake is an investment company under ASC 946; however, in accordance with such guidance, the Company will generally not consolidate its investment in a company other than a wholly owned investment company subsidiary or a controlled operating company whose business consists of providing services to the Company. Accordingly, the Company does not consolidate its non-controlling interest in Sebago Lake.

        During 2018, the Company acquired one investment from Sebago Lake at fair market value. The transaction generated a realized gain of $0.1 million for Sebago Lake. During 2017, the Company sold its investment in three portfolio companies at fair market value to Sebago Lake generating a realized gain of $0.5 million.

        As of June 30, 2019 and December 31, 2018, Sebago Lake had total investments in senior secured debt at fair value of $499.8 million and $531.5 million, respectively. The determination of fair value is in accordance with ASC 820; however, such fair value is not included in the Board's valuation process described herein. The following table is a summary of Sebago Lake's portfolio as well as a listing of the portfolio investments in Sebago Lake's portfolio as of June 30, 2019 and December 31, 2018:

($ in thousands)	June 30, 2019	December 31, 2018
Total senior secured debt investments(1)	$507,306	$545,553
Weighted average spread over LIBOR(1)	4.59%	4.66%
Number of portfolio companies	16	16
Largest funded investment to a single borrower(1)	$49,517	$49,768

(1)
At par.

        See "Management's Discussion and Analysis of Financial Condition and Results of Operations—Portfolio and Investment Activity—Sebago Lake LLC."

  Capital Resources and Borrowings

        We anticipate generating cash in the future from the issuance of common stock and cash flows from operations, including interest received on our debt investments.

        Additionally, we are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of shares senior to our common stock if the ratio of our total assets (less total liabilities other than indebtedness represented by senior securities) to our total indebtedness represented by senior securities plus preferred stock, if any, is at least 200% (or 150% if certain conditions are met) immediately after each such issuance. As of June 30, 2019 and December 31, 2018, our asset coverage was 430% and 225%, respectively. See "Regulation—Senior Securities; Coverage Ratio" below.

        Furthermore, while any indebtedness and senior securities remain outstanding, we must take provisions to prohibit any distribution to our shareholders (which may cause us to fail to distribute amounts necessary to avoid entity-level taxation under the Code), or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. In addition, we must also comply with positive and negative covenants customary for these types of facilities.

        Debt obligations consisted of the following as of June 30, 2019 and December 31, 2018:

	June 30, 2019
($ in thousands)	Aggregate Principal Committed	Outstanding Principal	Amount Available(1)	Net Carrying Value(2)
Revolving Credit Facility(3)(5)	$960,000	$43,983	$915,678	$36,338
SPV Asset Facility I	400,000	300,000	100,000	296,781
SPV Asset Facility II	550,000	150,000	400,000	144,037
SPV Asset Facility III	500,000	160,000	340,000	155,825
CLO I	390,000	390,000	—	386,777
2023 Notes(4)	150,000	150,000	—	149,920
2024 Notes(4)	400,000	400,000	—	400,943

Total Debt	$3,350,000	$1,593,983	$1,755,678	$1,570,621

(1)
The amount available reflects any limitations related to each credit facility's borrowing base.

(2)
The carrying value of the Company's Revolving Credit Facility, SPV Asset Facility I, SPV Asset Facility II, SPV Asset Facility III, CLO I, 2023 Notes, and 2024 Notes are presented net of deferred unamortized debt issuance costs of $7.6 million, $3.2 million, $6.0 million, $4.2 million, $3.2 million, $1.6 million and $9.9 million, respectively.

(3)
Includes the unrealized translation gain (loss) on borrowings denominated in foreign currencies.

(4)
Inclusive of change in fair value of effective hedge.

(5)
The amount available is reduced by $0.3 million of outstanding letters of credit.

	December 31, 2018
($ in thousands)	Aggregate Principal Committed	Outstanding Principal	Amount Available(1)	Net Carrying Value(2)
Subscription Credit Facility(3)	$900,000	$883,000	$4,487	$881,795
Revolving Credit Facility(4)	600,000	308,643	291,357	304,229
SPV Asset Facility I	400,000	400,000	—	396,352
SPV Asset Facility II	550,000	550,000	—	543,713
SPV Asset Facility III	500,000	300,000	200,000	294,995
2023 Notes(5)	150,000	150,000	—	146,633

Total Debt	$3,100,000	$2,591,643	$495,844	$2,567,717

(1)
The amount available reflects any limitations related to each credit facility's borrowing base.

(2)
The carrying value of the Company's Subscription Credit Facility, Revolving Credit Facility, SPV Asset Facility I, SPV Asset Facility II, SPV Asset Facility III and the 2023 Notes are presented net of deferred unamortized debt issuance costs of $1.2 million, $4.4 million, $3.6 million, $6.3 million, $5.0 million and $1.8 million, respectively.

(3)
The amount available is reduced by $12.5 million of outstanding letters of credit.

(4)
Includes the unrealized translation gain (loss) on borrowings denominated in foreign currencies. Inclusive of change in fair value of effective hedge.

(5)
Inclusive of change in fair value of effective hedging.

        See "Management's Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources—Debt".

        See "Prospectus Summary—Recent Developments."

  Dividend Policy

        To qualify for tax treatment as a RIC, we must distribute (or be treated as distributing) in each taxable year dividends of an amount equal to at least 90% of our investment company taxable income (which includes, among other items, dividends, interest, the excess of any net short-term capital gains over net long-term capital losses, as well as other taxable income, excluding any net capital gains reduced by deductible expenses) and 90% of our net tax-exempt income for that taxable year. As a RIC, we generally will not be subject to corporate-level U.S. federal income tax on our investment company taxable income and net capital gains that we distribute to shareholders. We may be subject to a nondeductible 4% U.S. federal excise tax if we do not distribute (or are treated as distributing) in each calendar year an amount at least equal to the sum of:

  •
  98% of our net ordinary income, excluding certain ordinary gains and losses, recognized during a calendar year;

  •
  98.2% of our capital gain net income, adjusted for certain ordinary gains and losses, recognized for the twelve-month period ending on October 31 of such calendar year; and

  •
  100% of any income or gains recognized, but not distributed, in preceding years on which we paid no corporate level U.S. federal income tax.

        We have previously incurred, and can be expected to incur in the future, such excise tax on a portion of our income and gains. While we intend to distribute income and capital gains to minimize exposure to the 4% excise tax, we may not be able to, or may not choose to, distribute amounts sufficient to avoid the imposition of the tax entirely. In that event, we will be liable for the tax only on the amount by which we do not meet the foregoing distribution requirement. See "Risk Factors—U.S. Federal Income Tax Risks—We will be subject to corporate-level U.S. federal income tax if we are unable to qualify and maintain our tax treatment as a RIC under Subchapter M of the Code or if we make investments through taxable subsidiaries."

        On May 28, 2019, our Board declared a distribution of $0.31 per share, for shareholders of record on September 30, 2019 payable on or before November 15, 2019. In addition to the $0.31 per share distribution, our Board also declared the following special distributions:

Record Date	Distribution Date (on or before)	Special Distribution Amount (per share)
September 30, 2019	November 15, 2019	$0.02
December 31, 2019	January 31, 2020	$0.04
March 31, 2020	May 15, 2020	$0.08
June 30, 2020	August 14, 2020	$0.08
September 30, 2020	November 13, 2020	$0.08
December 31, 2020	January 19, 2021	$0.08

        The following table reflects the distributions declared on shares of the Company's common stock during the six months ended June 30, 2019:

	June 30, 2019
Date Declared	Record Date	Payment Date	Distribution per Share
June 4, 2019	June 14, 2019	August 15, 2019	$0.44
February 27, 2019	March 31, 2019	May 15, 2019	$0.33

Total Distributions Declared			$0.77

        The following table reflects the distributions declared on shares of our common stock during the year ended December 31, 2018:

	December 31, 2018
Date Declared	Record Date	Payment Date	Distribution per Share
November 6, 2018	December 31, 2018	January 31, 2019	$0.36
August 7, 2018	September 30, 2018	November 15, 2018	$0.39
June 22, 2018	June 30, 2018	August 15, 2018	$0.34
March 2, 2018	March 31, 2018	April 30, 2018	$0.33

Total Distributions Declared			$1.42

        The following table reflects the distributions declared on shares of our common stock during the year ended December 31, 2017:

	December 31, 2017
Date Declared	Record Date	Payment Date	Distribution per Share
November 7, 2017	December 31, 2017	January 31, 2018	$0.34
November 7, 2017	November 7, 2017	November 14, 2017	$0.32
August 8, 2017	August 8, 2017	August 15, 2017	$0.26
May 9, 2017	May 9, 2017	May 15, 2017	$0.24
March 7, 2017	March 7, 2017	March 15, 2017	$0.19

Total Distributions Declared			$1.35

        The following table reflects the distribution declared on shares of our common stock during the year ended December 31, 2016:

	December 31, 2016
Date Declared	Record Date	Payment Date	Distribution per Share
November 8, 2016	November 15, 2016	November 30, 2016	$0.06

Total Distributions Declared			$0.06

  Dividend Reinvestment Plan

        We have adopted a dividend reinvestment plan, pursuant to which we will reinvest all cash distributions declared by the Board on behalf of our shareholders who do not elect to receive their distribution in cash as provided below. As a result, if the Board authorizes, and we declare, a cash dividend or other distribution, then our shareholders who have not opted out of our dividend reinvestment plan will have their cash distributions automatically reinvested in additional shares of our common stock as described below, rather than receiving the cash dividend or other distribution. Any fractional share otherwise issuable to a participant in the dividend reinvestment plan will instead be paid in cash. See "Dividend Reinvestment Plan" for further information.

  Tender Offers

        On March 15, 2017, the Company offered to repurchase up to $50 million of issued and outstanding shares of common stock at a purchase price of $15.09 per share. The tender offer expired on April 11, 2017 and no shares were repurchased.

  Competition

        Our primary competitors in providing financing to middle market companies include public and private funds, other BDCs, commercial and investment banks, commercial finance companies and, to the extent they provide an alternative form of financing, private equity and hedge funds. Many of our competitors are substantially larger and have considerably greater financial, technical, and marketing resources than we do. Some competitors may have access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Further, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a business development company, or to the distribution and other requirements we must satisfy to qualify for RIC tax treatment. See "Risk Factors—Risks Related to Our Business—We may face increasing competition for investment opportunities, which could delay further deployment of our capital, reduce returns and result in losses."

  Investment Advisory Agreement

        On March 1, 2016, we entered into an investment advisory agreement with the Adviser (the "Original Investment Advisory Agreement") which, with the approval of the Board, including a majority of our independent directors, was amended and restated on February 27, 2019 (as amended and restated, the "Investment Advisory Agreement") to reduce the fees that the Company will pay the Adviser following the Listing Date. Under the terms of the Investment Advisory Agreement, the Adviser is responsible for managing our business and activities, including sourcing investment opportunities, conducting research, performing diligence on potential investments, structuring its investments, and monitoring its portfolio companies on an ongoing basis through a team of investment professionals. See "Management and Other Agreements—Investment Advisory Agreement" for further information.

  Administration Agreement

        On March 1, 2016, we entered into an Administration Agreement with the Adviser, which was re-approved by the Board, including a majority of our independent directors, on February 27, 2019. Under the terms of the Administration Agreement, the Adviser performs, or oversees, the performance of, required administrative services, which includes providing office space, equipment and office services, maintaining financial records, preparing reports to shareholders and reports filed with the SEC, and managing the payment of expenses and the performance of administrative and professional services rendered by others. The Administration Agreement also provides that we reimburse the Adviser for certain organization costs incurred prior to the commencement of our operations, and for certain offering costs. We reimburse the Adviser for services performed for it pursuant to the terms of the Administration Agreement. In addition, pursuant to the terms of the Administration Agreement, the Adviser may delegate its obligations under the Administration Agreement to an affiliate or to a third party and we will reimburse the Adviser for any services performed for it by such affiliate or third party. See "Management and Other Agreements—Administration Agreement" for further information.

  Affiliated Transactions

        We may be prohibited under the 1940 Act from conducting certain transactions with our affiliates without prior approval of the directors who are not interested persons, and in some cases, the prior approval of the SEC. We, the Adviser and certain affiliates have been granted exemptive relief by the SEC to co-invest with other funds managed by the Adviser or its affiliates, including Owl Rock Capital Corporation II and Owl Rock Technology Finance Corp., in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. Pursuant to such exemptive relief, we are generally permitted to co-invest with certain of our affiliates if a "required majority" (as defined in Section 57(o) of the 1940 Act) of the Board make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transaction, including the consideration to be paid, are reasonable and fair to us and our shareholders and do not involve overreaching of us or our shareholders on the part of any person concerned, (2) the transaction is consistent with the interests of our shareholders and is consistent with our investment objective and strategies, and (3) the investment by our affiliates would not disadvantage us, and our participation would not be on a basis different from or less advantageous than that on which our affiliates are investing. The Owl Rock Advisers' allocation policy incorporates the conditions of the exemptive relief and seeks to ensure equitable allocation of investment opportunities between the Company, Owl Rock Capital Corporation II, Owl Rock Technology Finance Corp. and/or other funds managed by the Adviser or its affiliates. As a result of the exemptive relief, there could be significant overlap in our investment portfolio and the investment portfolio of Owl Rock Capital Corporation II, Owl Rock Technology Finance Corp. and/or other funds established by the Adviser or its affiliates that could avail themselves of the exemptive relief.

  Stock Repurchase Plan

        On July 7, 2019, our Board approved the Company 10b5-1 Plan, to acquire up to $150 million in the aggregate of our common stock at prices below our net asset value per share over a specified period, in accordance with the guidelines specified in Rule 10b-18 and Rule 10b5-1 of the Exchange Act. We put the Company 10b5-1 Plan in place because we believe that, in the current market conditions, if our common stock is trading below our then-current net asset value per share, it is in the best interest of our shareholders for us to reinvest in our portfolio.

        The Company 10b5-1 Plan is intended to allow us to repurchase our common stock at times when we otherwise might be prevented from doing so under insider trading laws. The Company 10b5-1 Plan requires Goldman Sachs & Co. LLC, as our agent, to repurchase shares of common stock on our behalf when the market price per share is below the most recently reported net asset value per share (including any updates, corrections or adjustments publicly announced by us to any previously announced net asset value per share). Under the Company 10b5-1 Plan, the agent will increase the volume of purchases made as the price of our common stock declines, subject to volume restrictions. The timing and amount of any stock repurchases will depend on the terms and conditions of the Company 10b5-1 Plan, the market price of our common stock and trading volumes, and no assurance can be given that any particular amount of common stock will be repurchased.

        The purchase of shares pursuant to the Company 10b5-1 Plan is intended to satisfy the conditions of Rule 10b5-1 and Rule 10b-18 under the Exchange Act, and will otherwise be subject to applicable law, including Regulation M, which may prohibit purchases under certain circumstances.

        The Company 10b5-1 Plan will commence on August 19, 2019 and terminate upon the earliest to occur of (i) 18-months (tolled for periods during which the Company 10b5-1 Plan is suspended), (ii) the end of the trading day on which the aggregate purchase price for all shares purchased under the Company 10b5-1 Plan equals $150,000,000 and (iii) the occurrence of certain other events described in the Company 10b5-1 Plan.

  License Agreement

        We have also entered into a license agreement (the "License Agreement") with an affiliate of Owl Rock Capital Partners, pursuant to which we were granted a non-exclusive license to use the name "Owl Rock." Under the License Agreement, we have a right to use the Owl Rock name for so long as the Adviser or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we have no legal right to the "Owl Rock" name or logo. See "Management and Other Agreements—License Agreement" for further information.

  Emerging Growth Company

        We are an emerging growth company as defined in the Jumpstart our Business Startups Act of 2012 (the "JOBS Act") and we are eligible to take advantage of certain specified reduced disclosure and other requirements that are otherwise generally applicable to public companies that are not "emerging growth companies" including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act"). We expect to remain an emerging growth company for up to five years following the completion of our IPO or until the earliest of (i) the last day of the first fiscal year in which our annual gross revenues exceed $1.07 billion, (ii) December 31 of the fiscal year that we become a "large accelerated filer" as defined in Rule 12b-2 under the 1934 Act which would occur if the market value of our common stock that is held by non-affiliates exceeds $700.0 million as of the last business day of our most recently completed second fiscal quarter and we have been publicly reporting for at least 12 months or (iii) the date on which we have issued more than $1.0 billion in non-convertible debt securities during the preceding three-year period. In addition, we will take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act for complying with new or revised accounting standards. See "Risk Factors—Risks Related to Our Business—We are an "emerging growth company" under the JOBS Act, and we cannot be certain if the reduced disclosure requirements applicable to emerging growth companies will make our securities less attractive to investors."

  Employees

        We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of the Adviser or its affiliates, pursuant to the terms of the Investment Advisory Agreement and the Administration Agreement. Each of our executive officers is employed by the Adviser or its affiliates. Our day-to-day investment operations are managed by the Adviser. The services necessary for the origination and administration of our investment portfolio are provided by investment professionals employed by the Adviser or its affiliates. The Investment Team is focused on origination and transaction development and the ongoing monitoring of our investments. In addition, we reimburse the Adviser for the allocable portion of the compensation paid by the Adviser (or its affiliates) to our chief compliance officer and chief financial officer and their respective staffs (based on the percentage of time such individuals devote, on an estimated basis, to our business and affairs). See "Management and Other Agreements—Investment Advisory Agreement" and "Management and Other Agreements—Administration Agreement."

  Regulation as a Business Development Company

        We are an externally managed, closed-end management investment company that has elected to be regulated as a BDC under the 1940 Act. We have elected to be treated, and intend to qualify annually, as a RIC under the Code for U.S. federal income tax purposes. As a BDC and a RIC, we are required to comply with certain regulatory requirements. As a BDC, at least 70% of our assets must be assets of the type listed in Section 55(a) of the 1940 Act, as described herein. We will not invest more than 20% of our total assets in companies whose principal place of business is outside the United States. See "Regulation" for further information.

  Taxation as a Regulated Investment Company

        We have elected to be treated as a RIC under Subchapter M of the Code, and we intend to operate in a manner so as to continue to qualify for the tax treatment applicable to RICs. To qualify for tax treatment as a RIC, we must, among other things, distribute to our shareholders in each taxable year generally at least 90% of our investment company taxable income, as defined by the Code, and net tax-exempt income for that taxable year. To maintain our tax treatment as a RIC, we, among other things, intend to make the requisite distributions to our shareholders, which generally relieves us from corporate-level U.S. federal income taxes.

        Depending on the level of taxable income earned in a tax year, we can be expected to carry forward taxable income (including net capital gains, if any) in excess of current year dividend distributions from the current tax year into the next tax year and pay a nondeductible 4% U.S. federal excise tax on such taxable income, as required. To the extent that we determine that our estimated current year annual taxable income will be in excess of estimated current year dividend distributions from such income, we will accrue excise tax on estimated excess taxable income. See "Certain U.S. Federal Income Tax Considerations—Taxation as a Regulated Investment Company" for further information.

SENIOR SECURITIES

        Information about our senior securities is shown in the following table as of the unaudited fiscal quarter ended June 30, 2019 and the end of the fiscal years ended December 31, 2018, 2017 and 2016. The report of our independent registered public accounting firm on the senior securities table as of December 31, 2018, is attached as an exhibit to the registration statement of which this prospectus is a part.

Class and Period	Total Amount Outstanding Exclusive of Treasury Securities(1) ($ in thousands)	Asset Coverage per Unit(2)	Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)
Revolving Credit Facility
June 30, 2019 (unaudited)	$44.0	$4,301	—	N/A
December 31, 2018	$308.6	$2,254	—	N/A
December 31, 2017	$—	$2,580	—	N/A
SPV Asset Facility I
June 30, 2019 (unaudited)	$300.0	$4,301	—	N/A
December 31, 2018	$400.0	$2,254	—	N/A
December 31, 2017	$400.0	$2,580	—	N/A
SPV Asset Facility II
June 30, 2019 (unaudited)	$150.0	$4,301	—	N/A
December 31, 2018	$550.0	$2,254	—	N/A
SPV Asset Facility III
June 30, 2019 (unaudited)	$160.0	$4,301	—	N/A
December 31, 2018	$300.0	$2,254	—	N/A
CLO I
June 30, 2019 (unaudited)	$390.0	$4,301	—	N/A
Subscription Credit Facility
June 30, 2019 (unaudited)	$—	$—	—	N/A
December 31, 2018	$883.0	$2,254	—	N/A
December 31, 2017	$393.5	$2,580	—	N/A
December 31, 2016	$495.0	$2,375	—	N/A
2023 Notes
June 30, 2019 (unaudited)	$150.0	$4,301	—	N/A
December 31, 2018	$150.0	$2,254	—	N/A
December 31, 2017	$138.5	$2,580	—	N/A
2024 Notes
June 30, 2019 (unaudited)	$400.0	$4,301	—	N/A

(1)
Total amount of each class of senior securities outstanding at the end of the period presented.

(2)
Asset coverage per unit is the ratio of the carrying value of our total assets, less all liabilities excluding indebtedness represented by senior securities in this table, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness and is calculated on a consolidated basis.

(3)
The amount to which such class of senior security would be entitled upon our involuntary liquidation in preference to any security junior to it. The "—" in this column indicates information that the SEC expressly does not require to be disclosed for certain types of senior securities.

(4)
Not applicable because the senior securities are not registered for public trading.

 PORTFOLIO COMPANIES

        The following table sets forth certain information regarding each of the portfolio companies in which we had a debt or equity investment as of June 30, 2019. We offer to make available significant managerial assistance to our portfolio companies. We may receive rights to observe the meetings of our portfolio companies' board of directors. Other than these investments, our only relationships with our portfolio companies are the managerial assistance we may separately provide to our portfolio companies, which services would be ancillary to our investments. As of June 30, 2019, other than Sebago Lake LLC, we did not "control" and are not an "affiliate" of any of our portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, we would "control" a portfolio company if we owned 25.0% or more of its voting securities and would be an "affiliate" of a portfolio company if we owned five percent or more of its voting securities.

($ in thousands) Company	Industry	Type of Investment	Interest Rate	Maturity / Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal Number of Shares / Number of Units	Amortized Cost	Fair Value
IRI Holdings, Inc.(1)(4)	Advertising and media	First lien senior secured	L + 4.50%	11/28/2025	0.0%	$14,925	$14,786	$14,870
150 North Clinton Street		loan
Chicago, IL 60661-1416
PAK Acquisition Corporation (dba Valpak)(1)(4)	Advertising and media	First lien senior secured	L + 8.00%	6/30/2022	0.0%	70,725	69,867	70,725
805 Executive Center Drive West #100		loan
St. Petersburg, FL 33702
Swipe Acquisition Corporation (dba PLI)(1)(2)	Advertising and media	First lien senior secured	L + 7.75%	6/29/2024	0.0%	160,783	157,950	157,567
1220 Trade Drive		loan
North Las Vegas, NV 89030
Swipe Acquisition Corporation (dba PLI)(1)(8)	Advertising and media	First lien senior secured	L + 7.75%	9/30/2019	0.0%	—	(161)	(65)
1220 Trade Drive		delayed draw term loan
North Las Vegas, NV 89030
Aviation Solutions Midco, LLC (dba STS Aviation)(1)(4)	Aerospace and defense	First lien senior secured	L + 5.50%	1/4/2025	0.0%	101,788	100,364	100,770
2000 NE Jensen Beach Blvd		loan
Jensen Beach, FL 34957
Valence Surface Technologies LLC(1)(5)	Aerospace and defense	First lien senior secured	L + 5.75%	6/28/2025	0.0%	100,000	98,502	98,500
1790 Hughes Landing Blvd Ste. 300		loan
The Woodlands, TX 77380
Valence Surface Technologies LLC(1)(8)	Aerospace and defense	First lien senior secured	L + 5.75%	6/28/2021	0.0%	—	(75)	(75)
1790 Hughes Landing Blvd Ste. 300		delayed draw term loan
The Woodlands, TX 77380
Valence Surface Technologies LLC(1)(8)	Aerospace and defense	First lien senior secured	L + 5.75%	6/28/2025	0.0%	—	(150)	(150)
1790 Hughes Landing Blvd Ste. 300		revolving loan
The Woodlands, TX 77380
Mavis Tire Express Services Corp.(1)(2)	Automotive	Second lien senior secured	L + 7.50%	3/20/2026	0.0%	155,000	151,950	151,900
358 Saw Mill River Road, Suite 17		loan
Millwood, NY 10546
Mavis Tire Express Services Corp.(1)(2)(8)	Automotive	Second lien senior secured	L + 7.50%	3/20/2020	0.0%	1,449	1,199	1,215
358 Saw Mill River Road, Suite 17		delayed draw term loan
Millwood, NY 10546
Associations, Inc.(1)(4)	Buildings and real estate	First lien senior secured	L + 4.00%	7/30/2024	0.0%	275,688	272,665	273,620
5401 North Central Expressway,		loan
Suite 300 Dallas, TX 75205
Associations, Inc.(1)(3)(8)	Buildings and real estate	First lien senior secured	L + 4.00%	7/30/2021	0.0%	33,743	33,132	33,307
5401 North Central Expressway,		delayed draw term loan
Suite 300 Dallas, TX 75205
Associations, Inc.(1)(8)	Buildings and real estate	First lien senior secured	L + 6.00%	7/30/2024	0.0%	—	(122)	(173)
5401 North Central Expressway,		revolving loan
Suite 300 Dallas, TX 75205
Cheese Acquisition, LLC(1)(4)	Buildings and real estate	First lien senior secured	L + 4.75%	11/28/2024	0.0%	135,642	133,731	133,946
233 Peachtree Street NE Harris		loan
Tower, Suite 2600
Atlanta, GA 30303

($ in thousands) Company	Industry	Type of Investment	Interest Rate	Maturity / Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal Number of Shares / Number of Units	Amortized Cost	Fair Value
Cheese Acquisition, LLC(1)(7)	Buildings and real estate	First lien senior secured	C + 5.00%	11/28/2024	0.0%	27,462	26,846	27,119
233 Peachtree Street NE Harris		loan
Tower, Suite 2600
Atlanta, GA 30303
Cheese Acquisition, LLC(1)(8)	Buildings and real estate	First lien senior secured	L + 4.75%	11/28/2023	0.0%	—	(180)	(205)
233 Peachtree Street NE Harris		revolving loan
Tower, Suite 2600
Atlanta, GA 30303
Access CIG, LLC(1)(2)	Business services	Second lien senior secured	L + 7.75%	2/27/2026	0.0%	44,637	44,311	44,525
6818 A Patterson Pass Road		loan
Livermore, CA 94550
CIBT Global, Inc.(1)(4)	Business services	Second lien senior secured	L + 7.75%	6/2/2025	0.0%	59,500	58,273	58,756
1600 International Drive, Suite 600		loan
McLean, VA 22102
ConnectWise, LLC(1)(4)	Business services	First lien senior secured	L + 5.50%	2/28/2025	0.0%	154,763	152,914	152,828
4110 George Rd., Suite 200		loan
Tampa, FL, 33634
ConnectWise, LLC(1)(8)	Business services	First lien senior secured	L + 5.50%	2/28/2025	0.0%	—	(195)	(207)
4110 George Rd., Suite 200		revolving loan
Tampa, FL, 33634
Vistage International, Inc.(1)(2)	Business services	Second lien senior secured	L + 8.00%	2/8/2026	0.0%	34,800	34,543	34,452
11452 El Camino Real, Suite 400		loan
San Diego, CA 92130
Vestcom Parent Holdings, Inc.(1)(2)	Business services	Second lien senior secured	L + 8.25%	12/19/2024	0.0%	78,987	78,124	78,592
2800 Cantrell Road Suite 400		loan
Little Rock, AK 72202
Douglas Products and Packaging Company LLC(1)(4)	Chemicals	First lien senior secured	L + 5.75%	10/19/2022	0.0%	99,445	98,698	98,450
1550 E. Old 210 Highway		loan
Liberty, MO 64068
Douglas Products and Packaging Company LLC(1)(4)(8)	Chemicals	First lien senior secured	L + 5.75%	10/19/2022	0.0%	2,725	2,673	2,634
1550 E. Old 210 Highway		revolving loan
Liberty, MO 64068
Innovative Water Care Global Corporation(1)(4)	Chemicals	First lien senior secured	L + 5.00%	2/27/2026	0.0%	149,625	139,480	139,899
1400 Bluegrass Lakes Pkwy		loan
Alpharetta, GA 30004
Feradyne Outdoors, LLC(1)(4)	Consumer products	First lien senior secured	L + 6.25%	5/25/2023	0.0%	113,190	112,226	101,305
1230 Poplar Avenue		loan
Superior, WI 54880
WU Holdco, Inc. (dba Weiman Products, LLC)(1)(4)	Consumer products	First lien senior secured	L + 5.50%	3/26/2026	0.0%	140,840	138,103	138,023
705 Tri State Pkwy		loan
Gurnee, IL 60031
WU Holdco, Inc. (dba Weiman Products, LLC)(1)(8)	Consumer products	First lien senior secured	L + 5.50%	3/26/2021	0.0%	—	(191)	(199)
705 Tri State Pkwy		delayed draw term loan
Gurnee, IL 60031
WU Holdco, Inc. (dba Weiman Products, LLC)(1)(8)	Consumer products	First lien senior secured	L + 5.50%	3/26/2025	0.0%	—	(266)	(278)
705 Tri State Pkwy		revolving loan
Gurnee, IL 60031
Pregis Holding I Corporation(1)(4)	Containers and	Second lien senior secured	L + 7.25%	5/20/2022	0.0%	43,000	42,362	43,430
1650 Lake Cook Road, Suite 400	packaging	loan
Deerfield, IL 60015
ABB/Con-cise Optical Group LLC(1)(2)	Distribution	First lien senior secured	L + 5.00%	6/15/2023	0.0%	58,791	58,898	55,557
12301 NW 39th Street		loan
Coral Springs, FL 33065
ABB/Con-cise Optical Group LLC(1)(4)	Distribution	Second lien senior secured	L + 9.00%	6/17/2024	0.0%	25,000	24,463	23,250
12301 NW 39th Street		loan
Coral Springs, FL 33065
Aramsco, Inc.(1)(2)	Distribution	First lien senior secured	L + 5.25%	8/28/2024	0.0%	57,344	56,088	55,910
PO Box 29 Thorofare, NJ 08086		loan

($ in thousands) Company	Industry	Type of Investment	Interest Rate	Maturity / Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal Number of Shares / Number of Units	Amortized Cost	Fair Value
Aramsco, Inc.(1)(6)(8)	Distribution	First lien senior secured	P + 4.25%	8/28/2024	0.0%	838	658	628
PO Box 29 Thorofare, NJ 08086		revolving loan
Dade Paper & Bag, LLC (dba Imperial-Dade)(1)(2)	Distribution	First lien senior secured	L + 4.00%	6/11/2026	0.0%	20,051	19,850	19,850
255 Route 1 & 9		loan
Jersey City, NJ 07306
Dade Paper & Bag, LLC (dba Imperial-Dade)(1)(8)	Distribution	First lien senior secured	L + 4.00%	6/11/2021	0.0%	—	—	—
255 Route 1 & 9		delayed draw term loan
Jersey City, NJ 07306
Dealer Tire, LLC(1)(2)	Distribution	First lien senior secured	L + 5.50%	12/15/2025	0.0%	114,463	109,081	111,602
7012 Euclid Ave		loan
Cleveland, OH 44103
Endries Acquisition, Inc.(1)(4)	Distribution	First lien senior secured	L + 6.25%	12/10/2025	0.0%	179,550	176,596	176,857
714 West Ryan Street, P.O. Box 69		loan
Brillion, Wisconsin USA 54110-0069
Endries Acquisition, Inc.(1)(4)(8)	Distribution	First lien senior secured	L + 6.25%	12/10/2020	0.0%	10,414	9,407	9,476
714 West Ryan Street, P.O. Box 69		delayed draw term loan
Brillion, Wisconsin USA 54110-0069
Endries Acquisition, Inc.(1)(4)(8)	Distribution	First lien senior secured	L + 6.25%	12/10/2024	0.0%	7,200	6,771	6,795
714 West Ryan Street, P.O. Box 69		revolving loan
Brillion, Wisconsin USA 54110-0069
JM Swank, LLC(1)(4)	Distribution	First lien senior secured	L + 7.50%	7/25/2022	0.0%	116,769	115,281	114,434
21333 Haggerty Rd. Suite 100		loan
Novi, MI 48375
Offen, Inc.(1)(4)	Distribution	First lien senior secured	L + 5.00%	6/22/2026	0.0%	14,690	14,543	14,543
5100 East 78th Avenue		loan
Commerce City, CO 80022
Offen, Inc.(1)(8)	Distribution	First lien senior secured	L + 5.00%	12/21/2020	0.0%	—	(53)	(53)
5100 East 78th Avenue		delayed draw term loan
Commerce City, CO 80022
QC Supply, LLC(1)(2)	Distribution	First lien senior secured	L + 7.00%	12/29/2022	0.0%	34,485	33,937	32,933
574 Road 11		loan
Schuyler, NE 68661
QC Supply, LLC(1)(2)	Distribution	First lien senior secured	L + 7.00%	12/29/2021	0.0%	4,969	4,907	4,745
574 Road 11		revolving loan
Schuyler, NE 68661
2U, Inc.(1)(2)	Education	First lien senior secured	L + 5.75%	5/22/2024	0.0%	115,000	113,306	113,275
7900 Harkins Rd		loan
Lanham, MD 20706
Learning Care Group (US) No. 2 Inc.(1)(4)	Education	Second lien senior secured	L + 7.50%	3/13/2026	0.0%	25,000	24,558	24,625
21333 Haggerty Rd., Suite 100		loan
Novi, MI 48375
Severin Acquisition, LLC (dba PowerSchool)(1)(4)	Education	Second lien senior secured	L + 6.75%	8/3/2026	0.0%	108,000	107,130	107,870
150 Parkshore Dr.		loan
Folsom, CA 95630
TSB Purchaser, Inc. (dba Teaching Strategies, Inc.)(1)(4)	Education	First lien senior secured	L + 6.00%	5/14/2024	0.0%	62,528	61,209	61,279
4500 East-West Highway Suite 300		loan
Bethesda, MD 20814
TSB Purchaser, Inc. (dba Teaching Strategies, Inc.)(1)(4)(8)	Education	First lien senior secured	L + 6.00%	5/14/2024	0.0%	1,229	1,143	1,145
4500 East-West Highway Suite 300		revolving loan
Bethesda, MD 20814
Hillstone Environmental Partners, LLC(1)(4)	Energy equipment and	First lien senior secured	L + 7.75%	4/25/2023	0.0%	92,670	91,490	92,670
1515 Wazee, Suite 300	services	loan
Denver, Colorado 80202
Hillstone Environmental Partners, LLC(1)(4)(8)	Energy equipment and	First lien senior secured	L + 7.75%	4/25/2024	0.0%	5,972	5,479	5,972
1515 Wazee, Suite 300	services	delayed draw term loan
Denver, Colorado 80202

($ in thousands) Company	Industry	Type of Investment	Interest Rate	Maturity / Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal Number of Shares / Number of Units	Amortized Cost	Fair Value
Hillstone Environmental Partners, LLC(1)(4)	Energy equipment and	First lien senior secured	L + 7.75%	4/25/2023	0.0%	8,440	8,330	8,440
1515 Wazee, Suite 300	services	revolving loan
Denver, Colorado 80202
Hillstone Environmental Partners, LLC	Energy equipment and	LLC Interest	N/A	N/A	1.3%	1,991	1,991	1,991
1515 Wazee, Suite 300	services
Denver, Colorado 80202
Liberty Oilfield Services LLC(1)(2)	Energy equipment and	First lien senior secured	L + 7.63%	9/19/2022	0.0%	14,148	13,970	14,219
950 17th Street, Suite 2000, 20th Floor	services	loan
Denver, CO 80202
Blackhawk Network Holdings, Inc.(1)(2)	Financial services	Second lien senior secured	L + 7.00%	6/15/2026	0.0%	104,700	103,787	104,439
6220 Stoneridge Mall Road		loan
Pleasanton, CA 94588
NMI Acquisitionco, Inc. (dba Network Merchants)(1)(2)	Financial services	First lien senior secured	L + 6.75%	9/6/2022	0.0%	28,337	27,850	27,629
201 Main St.		loan
Roselle, IL 60172
NMI Acquisitionco, Inc. (dba Network Merchants)(1)(2)(8)	Financial services	First lien senior secured	L + 6.75%	9/6/2022	0.0%	233	222	217
201 Main St.		revolving loan
Roselle, IL 60172
Carolina Beverage Group (fka Cold Spring Brewing Company)(1)(2)	Food and beverage	First lien senior secured	L + 5.25%	5/15/2024	0.0%	37,459	36,835	36,710
110 Barley Park Ln		loan
Mooresville, NC 28115
Carolina Beverage Group (fka Cold Spring Brewing Company)(1)(8)	Food and beverage	First lien senior secured	L + 5.25%	5/15/2024	0.0%	—	(44)	(54)
110 Barley Park Ln		revolving loan
Mooresville, NC 28115
CM7 Restaurant Holdings, LLC(1)(2)	Food and beverage	First lien senior secured	L + 8.75%	5/22/2023	0.0%	37,349	36,791	36,601
18900 Dallas Parkway		loan
Dallas, TX 75287
CM7 Restaurant Holdings, LLC	Food and beverage	LLC Interest	N/A	N/A	0.1%	340	340	282
18900 Dallas Parkway
Dallas, TX 75287
Give and Go Prepared Foods Corp.(1)(2)	Food and beverage	Second lien senior secured	L + 8.50%	1/29/2024	0.0%	42,000	41,675	37,170
6650 Finch Ave West		loan
Etobicoke ON M9W 5Y6, Canada
H-Food Holdings, LLC(1)(2)	Food and beverage	First lien senior secured	L + 4.00%	5/23/2025	0.0%	25,970	25,729	25,650
3500 Lacey Road, Suite 300		loan
Downers Grove IL 60515
H-Food Holdings, LLC(1)(2)	Food and beverage	Second lien senior secured	L + 7.00%	3/2/2026	0.0%	121,800	119,017	119,364
3500 Lacey Road, Suite 300		loan
Downers Grove IL 60515
H-Food Holdings, LLC	Food and beverage	LLC Interest	N/A	N/A	0.9%	10,875	10,875	12,082
3500 Lacey Road, Suite 300
Downers Grove IL 60515
Hometown Food Company(1)(2)	Food and beverage	First lien senior secured	L + 5.00%	8/31/2023	0.0%	28,825	28,336	28,249
1 Strawberry Lane		loan
Orrville, Ohio 44667-0280
Hometown Food Company(1)(8)	Food and beverage	First lien senior secured	L + 5.00%	8/31/2023	0.0%	—	(71)	(85)
1 Strawberry Lane		revolving loan
Orrville, Ohio 44667-0280
KSLB Holdings, LLC (dba Sara Lee Frozen Bakery)(1)(2)	Food and beverage	First lien senior secured	L + 4.50%	7/30/2025	0.0%	35,820	35,132	35,104
3500 Lacey Rd		loan
Downers Grove, IL 60515
KSLB Holdings, LLC (dba Sara Lee Frozen Bakery)(1)(2)(8)	Food and beverage	First lien senior secured	L + 4.50%	7/30/2023	0.0%	4,920	4,755	4,740
3500 Lacey Rd		revolving loan
Downers Grove, IL 60515
Manna Development Group, LLC(1)(2)	Food and beverage	First lien senior secured	L + 6.00%	10/24/2022	0.0%	57,088	56,431	56,231
2339 11th Street		loan
Encinitas, CA 92024

($ in thousands) Company	Industry	Type of Investment	Interest Rate	Maturity / Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal Number of Shares / Number of Units	Amortized Cost	Fair Value
Manna Development Group, LLC(1)(2)(8)	Food and beverage	First lien senior secured	L + 6.00%	10/24/2022	0.0%	867	739	802
15044 N. Scottsdale Road Suite 300		revolving loan
Scottsdale, AZ 85254
Recipe Acquisition Corp. (dba Roland Corporation)(1)(4)	Food and beverage	Second lien senior secured	L + 8.00%	12/1/2022	0.0%	32,000	31,617	32,000
71 West 23rd Street		loan
New York, NY 10010
Tall Tree Foods, Inc.(1)(2)	Food and beverage	First lien senior secured	L + 7.25%	8/12/2022	0.0%	45,850	45,451	44,474
1190 West Loop South		loan
Houston, TX 77028
Ultimate Baked Goods Midco, LLC(1)(2)	Food and beverage	First lien senior secured	L + 4.00%	8/11/2025	0.0%	26,933	26,391	26,394
828 Kasota Ave SE		loan
Minneapolis, MN 55414
Ultimate Baked Goods Midco, LLC(1)(2)(8)	Food and beverage	First lien senior secured	L + 4.00%	8/9/2023	0.0%	2,096	2,003	1,995
828 Kasota Ave SE		revolving loan
Minneapolis, MN 55414
Confluent Health, LLC.(1)(4)	Healthcare providers	First lien senior secured	L + 5.00%	6/24/2028	0.0%	18,000	17,820	17,820
175 S English Station Rd Ste. 218	and services	loan
Louisville, KY
Covenant Surgical Partners, Inc.(1)(4)	Healthcare providers	First lien senior secured	L + 4.75%	10/4/2024	0.0%	29,572	29,572	29,572
401 Commerce Street, Suite 600	and services	loan
Nashville, TN 37219
Covenant Surgical Partners, Inc.(1)(4)(8)	Healthcare providers	First lien senior secured	L + 4.75%	11/30/2020	0.0%	69,000	68,329	69,000
401 Commerce Street, Suite 600	and services	delayed draw term loan
Nashville, TN 37219
Geodigm Corporation (dba National Dentex)(1)(2)	Healthcare providers	First lien senior secured	L + 6.87%	12/1/2021	0.0%	124,090	123,262	122,849
11601 Kew Gardens Ave, Suite 200	and services	loan
Palm Beach Gardens, FL 33410
GI Chill Acquisition (dba California Cryobank)(1)(4)	Healthcare providers	First lien senior secured	L + 4.00%	8/6/2025	0.0%	31,760	31,618	31,442
611 Gateway Blvd, Suite 820	and services	loan
South San Francisco, CA 94080
GI Chill Acquisition (dba California Cryobank)(1)(4)	Healthcare providers	Second lien senior secured	L + 7.50%	8/6/2026	0.0%	135,400	134,152	133,369
611 Gateway Blvd, Suite 820	and services	loan
South San Francisco, CA 94080
Premier Imaging, LLC (dba LucidHealth)(1)(2)	Healthcare providers	First lien senior secured	L + 5.50%	1/2/2025	0.0%	33,830	33,205	33,323
100 E. Campus View Blvd., Suite 100	and services	loan
Columbus, Ohio 43235
RxSense Holdings, LLC(1)(2)	Healthcare providers	First lien senior secured	L + 6.00%	2/15/2024	0.0%	133,219	131,345	131,221
99 High Street, Suite 2800	and services	loan
Boston, MA 02110
RxSense Holdings, LLC(1)(2)(8)	Healthcare providers	First lien senior secured	L + 6.00%	2/15/2024	0.0%	4,047	3,935	3,926
99 High Street, Suite 2800	and services	revolving loan
Boston, MA 02110
TC Holdings, LLC (dba TrialCard)(1)(2)	Healthcare providers	First lien senior secured	L + 4.50%	11/14/2023	0.0%	70,938	69,747	70,938
2250 Perimeter Park Dr #300,	and services	loan
Morrisville, NC 27560
TC Holdings, LLC (dba TrialCard)(1)(8)	Healthcare providers	First lien senior secured	L + 4.50%	11/14/2022	0.0%	—	(75)	—
2250 Perimeter Park Dr #300,	and services	revolving loan
Morrisville, NC 27560
Bracket Intermediate Holding Corp.(1)(4)	Healthcare technology	First lien senior secured	L + 4.25%	9/5/2025	0.0%	15,632	15,561	15,554
575 East Swedesford Road, Suite 200		loan
Wayne, PA 19087
Bracket Intermediate Holding Corp.(1)(4)	Healthcare technology	Second lien senior secured	L + 8.13%	9/5/2026	0.0%	26,250	25,761	25,725
575 East Swedesford Road, Suite 200		loan
Wayne, PA 19087
Interoperability Bidco, Inc.(1)(2)	Healthcare technology	First lien senior secured	L + 5.75%	6/25/2026	0.0%	77,200	76,237	76,235
100 High Street, Suite 1560		loan
Boston, MA 02110

($ in thousands) Company	Industry	Type of Investment	Interest Rate	Maturity / Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal Number of Shares / Number of Units	Amortized Cost	Fair Value
Interoperability Bidco, Inc.(1)(8)	Healthcare technology	First lien senior secured	L + 5.75%	6/25/2021	0.0%	—	(10)	(10)
100 High Street, Suite 1560		delayed draw term loan
Boston, MA 02110
Interoperability Bidco, Inc.(1)(8)	Healthcare technology	First lien senior secured	L + 5.75%	6/25/2024	0.0%	—	(50)	(50)
100 High Street, Suite 1560		revolving loan
Boston, MA 02110
Hayward Industries, Inc.(1)(2)	Household products	Second lien senior secured	L + 8.25%	8/4/2025	0.0%	52,149	51,286	52,149
620 Division Street		loan
Elizabeth, NJ 07201
FR Arsenal Holdings II Corp. (dba Applied-Cleveland Holdings, Inc.)(1)(4)	Infrastructure and	First lien senior secured	L + 7.25%	9/8/2022	0.0%	146,580	144,503	146,580
370690 East Old Highway 64	environmental services	loan
Cleveland, OK 74020
LineStar Integrity Services LLC(1)(4)	Infrastructure and	First lien senior secured	L + 7.25%	2/12/2024	0.0%	51,021	50,188	50,511
5391 Bay Oaks Dr.	environmental services	loan
Pasadena, TX 77505
LineStar Integrity Services LLC(1)(4)(8)	Infrastructure and	First lien senior secured	L + 7.25%	8/12/2019	0.0%	9,688	9,396	9,591
5391 Bay Oaks Dr.	environmental services	delayed draw term loan
Pasadena, TX 77505
Asurion, LLC(1)(2)	Insurance	Second lien senior secured	L + 6.50%	8/4/2025	0.0%	40,000	40,550	40,524
648 Grassmere Park		loan
Nashville, TN 37211
CD&R TZ Purchaser, Inc. (dba Tranzact)(1)(3)	Insurance	First lien senior secured	L + 6.00%	7/21/2023	0.0%	34,019	32,684	34,019
2200 Fletcher Avenue, 4th Floor		loan
Fort Lee, NJ 07024
KWOR Acquisition, Inc. (dba Worley Claims Services)(1)(2)	Insurance	First lien senior secured	L + 4.00%	6/3/2026	0.0%	31,200	30,195	30,227
Post Office Box 249		loan
Hammond, LA 70404
KWOR Acquisition, Inc. (dba Worley Claims Services)(1)(8)	Insurance	First lien senior secured	L + 4.00%	6/3/2021	0.0%	—	(100)	(97)
Post Office Box 249		delayed draw term loan
Hammond, LA 70404
KWOR Acquisition, Inc. (dba Worley Claims Services)(1)(8)	Insurance	First lien senior secured	L + 3.75%	6/3/2024	0.0%	—	(115)	(162)
Post Office Box 249		revolving loan
Hammond, LA 70404
KWOR Acquisition, Inc. (dba Worley Claims Services)(1)(2)	Insurance	Second lien senior secured	L + 7.75%	11/30/2026	0.0%	49,600	48,861	48,856
Post Office Box 249		loan
Hammond, LA 70404
Accela, Inc.(1)(4)	Internet software and	First lien senior secured	L + 6.25%	9/28/2023	0.0%	53,130	52,189	49,145
2633 Camino Ramon, Suite 500	services	loan
San Ramon, CA 94583
Accela, Inc.(1)(4)(8)	Internet software and	First lien senior secured	L + 6.25%	9/28/2023	0.0%	3,916	3,810	3,466
2633 Camino Ramon, Suite 500	services	revolving loan
San Ramon, CA 94583
Apptio, Inc.(1)(2)	Internet software and	First lien senior secured	L + 7.25%	1/10/2025	0.0%	41,727	40,935	41,101
11100 NE 8th Street, Suite 600	services	loan
Bellevue, WA 98004
Apptio, Inc.(1)(8)	Internet software and	First lien senior secured	L + 7.25%	1/10/2025	0.0%	—	(51)	(42)
11100 NE 8th Street, Suite 600	services	revolving loan
Bellevue, WA 98004
3ES Innovation Inc. (dba Aucerna)(1)(4)	Internet software and	First lien senior secured	L + 5.75%	5/13/2025	0.0%	38,930	38,452	38,443
Suite 800, 250 - 2nd Street S.W.	services	loan
Calgary, Alberta, Canada
3ES Innovation Inc. (dba Aucerna)(1)(8)	Internet software and	First lien senior secured	L + 5.75%	5/13/2025	0.0%	—	(48)	(49)
Suite 800, 250 - 2nd Street S.W.	services	revolving loan
Calgary, Alberta, Canada
Genesis Acquisition Co. (dba Procare Software)(1)(4)	Internet software and	First lien senior secured	L + 4.00%	7/31/2024	0.0%	18,064	17,750	17,703
1 West Main St., Ste 201	services	loan
Medford, OR 97501

($ in thousands) Company	Industry	Type of Investment	Interest Rate	Maturity / Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal Number of Shares / Number of Units	Amortized Cost	Fair Value
Genesis Acquisition Co. (dba Procare Software)(1)(8)	Internet software and	First lien senior secured	L + 4.00%	7/31/2020	0.0%	—	(40)	(47)
1 West Main St., Ste 201	services	delayed draw term loan
Medford, OR 97501
Genesis Acquisition Co. (dba Procare Software)(1)(8)	Internet software and	First lien senior secured	L + 4.00%	7/31/2024	0.0%	—	(45)	(53)
1 West Main St., Ste 201	services	revolving loan
Medford, OR 97501
Infoblox Inc.(1)(2)	Internet software and	Second lien senior secured	L + 8.75%	11/7/2024	0.0%	30,000	29,556	30,000
3111 Coronado Drive	services	loan
Santa Clara, CA 95054
IQN Holding Corp. (dba Beeline)(1)(4)	Internet software and	First lien senior secured	L + 5.50%	8/20/2024	0.0%	192,871	190,315	189,978
12724 Gran Bay Parkway West,	services	loan
Suite 200 Jacksonville,
FL 32258-4467
IQN Holding Corp. (dba Beeline)(1)(4)(8)	Internet software and	First lien senior secured	L + 5.50%	8/20/2023	0.0%	7,139	6,858	6,799
12724 Gran Bay Parkway West,	services	revolving loan
Suite 200 Jacksonville,
FL 32258-4467
Lightning Midco, LLC (dba Vector Solutions)(1)(4)	Internet software and	First lien senior secured	L + 5.50%	11/21/2025	0.0%	114,339	113,275	113,196
4890 W. Kennedy Blvd, Suite 300	services	loan
Tampa, FL 33609
Lightning Midco, LLC (dba Vector Solutions)(1)(4)(8)	Internet software and	First lien senior secured	L + 5.50%	11/23/2020	0.0%	9,466	9,223	9,199
4890 W. Kennedy Blvd, Suite 300	services	delayed draw term loan
Tampa, FL 33609
Lightning Midco, LLC (dba Vector Solutions)(1)(4)(8)	Internet software and	First lien senior secured	L + 5.50%	11/21/2023	0.0%	8,044	7,927	7,910
4890 W. Kennedy Blvd, Suite 300	services	revolving loan
Tampa, FL 33609
Litera Bidco LLC(1)(5)	Internet software and	First lien senior secured	L + 5.75%	5/31/2026	0.0%	35,859	35,415	35,411
300 S Riverside Plaza #800	services	loan
Chicago, IL 60606
Litera Bidco LLC(1)(8)	Internet software and	First lien senior secured	L + 5.75%	5/31/2020	0.0%	—	(124)	(126)
300 S Riverside Plaza #800	services	delayed draw term loan
Chicago, IL 60606
Litera Bidco LLC(1)(8)	Internet software and	First lien senior secured	L + 5.75%	5/31/2025	0.0%	—	(35)	(36)
300 S Riverside Plaza #800	services	revolving loan
Chicago, IL 60606
MINDBODY, Inc.(1)(2)	Internet software and	First lien senior secured	L + 7.00%	2/14/2025	0.0%	57,679	57,129	57,102
651 Tank Farm Road	services	loan
San Luis Obispo, CA
MINDBODY, Inc.(1)(8)	Internet software and	First lien senior secured	L + 7.00%	2/14/2025	0.0%	—	(57)	(61)
651 Tank Farm Road	services	revolving loan
San Luis Obispo, CA
Trader Interactive, LLC (fka Dominion Web Solutions, LLC)(1)(2)	Internet software and	First lien senior secured	L + 6.50%	6/17/2024	0.0%	134,622	133,158	133,949
150 Granby Street	services	loan
Norfolk, VA 23510-1604
Trader Interactive, LLC (fka Dominion Web Solutions, LLC)(1)(8)	Internet software and	First lien senior secured	L + 6.50%	6/15/2023	0.0%	—	(65)	(32)
150 Granby Street	services	revolving loan
Norfolk, VA 23510-1604
Sebago Lake LLC(9)	Investment funds and	LLC Interest	N/A	N/A	50.0%	91,638	91,638	90,185
399 Park Avenue, 38th Floor	vehicles
New York, NY 10022
Capital Sports Holdings Inc. (dba Ottawa Senators)(1)(7)	Leisure and	First lien senior secured	C + 5.25%	6/22/2024	0.0%	16,439	16,203	16,028
1000 Palladium Drive	entertainment	loan
Ottawa, ON, K2V 1A5
Troon Golf, L.L.C.(1)(4)	Leisure and	First lien senior secured	L + 6.00%	3/29/2025	0.0%	178,626	176,524	178,626
15044 N. Scottsdale Road, Suite 300	entertainment	term loan A and B
Scottsdale, AZ 85254
Troon Golf, L.L.C.(1)(8)	Leisure and	First lien senior secured	L + 6.00%	3/29/2025	0.0%	—	(153)	—
15044 N. Scottsdale Road, Suite 300	entertainment	revolving loan
Scottsdale, AZ 85254

($ in thousands) Company	Industry	Type of Investment	Interest Rate	Maturity / Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal Number of Shares / Number of Units	Amortized Cost	Fair Value
Ideal Tridon Holdings, Inc.(1)(2)	Manufacturing	First lien senior secured	L + 5.75%	7/31/2023	0.0%	55,935	55,089	55,601
8100 Tridon Drive		loan
Smyrna, TN USA 37167-6603
Ideal Tridon Holdings, Inc.(1)(8)	Manufacturing	First lien senior secured	L + 5.75%	12/25/2020	0.0%	—	(9)	—
8100 Tridon Drive		delayed draw term loan
Smyrna, TN USA 37167-6603
Ideal Tridon Holdings, Inc.(1)(4)(8)	Manufacturing	First lien senior secured	L + 5.75%	7/31/2022	0.0%	327	250	293
8100 Tridon Drive		revolving loan
Smyrna, TN USA 37167-6603
MHE Intermediate Holdings, LLC (dba Material Handling Services)(1)(4)(8)	Manufacturing	First lien senior secured	L + 5.00%	4/26/2020	0.0%	6,000	5,769	5,760
3201 Levis Commons Blvd		delayed draw term loan
Perrysburg, OH 43551
Professional Plumbing Group, Inc.(1)(4)	Manufacturing	First lien senior secured	L + 6.75%	4/16/2024	0.0%	52,479	51,818	51,167
2951 E HWY 501		loan
Conway, SC 29526
Professional Plumbing Group, Inc.(1)(4)(8)	Manufacturing	First lien senior secured	L + 6.75%	4/16/2024	0.0%	6,643	6,542	6,421
2951 E HWY 501		revolving loan
Conway, SC 29526
Safety Products/JHC Acquisition Corp. (dba Justrite Safety Group)(1)(2)	Manufacturing	First lien senior secured	L + 4.50%	6/28/2026	0.0%	13,548	13,412	13,412
3921 DeWitt Ave		loan
Mattoon, IL 61938 U.S.A.
Safety Products/JHC Acquisition Corp. (dba Justrite Safety Group)(1)(8)	Manufacturing	First lien senior secured	L + 4.50%	6/28/2021	0.0%	—	(17)	(17)
3921 DeWitt Ave		delayed draw term loan
Mattoon, IL 61938 U.S.A.
Black Mountain Sand Eagle Ford LLC(1)(4)	Oil and gas	First lien senior secured	L + 8.25%	8/17/2022	0.0%	91,021	90,183	90,567
6220 Stoneridge Mall Road		loan
Pleasanton, CA 94588
Project Power Buyer, LLC (dba PEC-Veriforce)(1)(4)	Oil and gas	First lien senior secured	L + 5.75%	5/14/2026	0.0%	32,938	32,532	32,526
233 General Patton Ave.		loan
Mandeville, LA 70471
Project Power Buyer, LLC (dba PEC-Veriforce)(1)(8)	Oil and gas	First lien senior secured	L + 5.75%	5/14/2025	0.0%	—	(39)	(40)
233 General Patton Ave.		revolving loan
Mandeville, LA 70471
Zenith Energy U.S. Logistics Holdings, LLC(1)(2)	Oil and gas	First lien senior secured	L + 5.50%	12/21/2024	0.0%	85,365	83,908	83,657
3900 Essex Lane Suite 950		loan
Houston, TX 77027
AmSpec Services Inc.(1)(4)	Professional services	First lien senior secured	L + 5.75%	7/2/2024	0.0%	102,265	100,719	99,709
1249 S River Rd		loan
Cranbury, NJ 08512
AmSpec Services Inc.(1)(6)(8)	Professional services	First lien senior secured	P + 3.75%	7/2/2024	0.0%	12,820	12,609	12,458
1249 S River Rd		revolving loan
Cranbury, NJ 08512
Cardinal US Holdings, Inc.(1)(4)	Professional services	First lien senior secured	L + 5.00%	7/31/2023	0.0%	90,657	87,190	90,657
De Kleetlaan 6A		loan
1831 Machelen
Brussels, Belgium
DMT Solutions Global Corporation(1)(4)	Professional services	First lien senior secured	L + 7.00%	7/2/2024	0.0%	53,200	51,348	51,072
37 Executive Dr		loan
Danbury, CT 06810
GC Agile Holdings Limited (dba Apex Fund Services)(1)(4)	Professional services	First lien senior secured	L + 7.00%	6/15/2025	0.0%	161,276	158,476	158,052
Veritas House, 125 Finsbury Pavement		loan
London, England, EC2A 1NQ
GC Agile Holdings Limited (dba Apex Fund Services)(1)(8)	Professional services	First lien senior secured	L + 7.00%	6/15/2023	0.0%	—	(263)	(208)
Veritas House, 125 Finsbury Pavement		revolving loan
London, England, EC2A 1NQ
Gerson Lehrman Group, Inc.(1)(2)	Professional services	First lien senior secured	L + 4.25%	12/12/2024	0.0%	316,297	313,378	313,134
60 East 42nd Street, 3rd Floor		loan
New York, NY 10165

($ in thousands) Company	Industry	Type of Investment	Interest Rate	Maturity / Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal Number of Shares / Number of Units	Amortized Cost	Fair Value
Gerson Lehrman Group, Inc.(1)(8)	Professional services	First lien senior secured	L + 4.25%	12/12/2024	0.0%	—	(201)	(221)
60 East 42nd Street, 3rd Floor		revolving loan
New York, NY 10165
EW Holdco, LLC (dba European Wax)(1)(2)	Specialty Retail	First lien senior secured	L + 4.50%	9/25/2024	0.0%	64,732	64,147	64,084
P.O. Box 802208		loan
Aventura, FL 33280
EW Holdco, LLC (dba European Wax)(1)(8)	Specialty Retail	First lien senior secured	L + 4.50%	8/30/2019	0.0%	—	—	—
P.O. Box 802208		delayed draw term loan
Aventura, FL 33280
Galls, LLC(1)(2)	Specialty Retail	First lien senior secured	L + 6.25%	1/31/2025	0.0%	91,461	90,500	90,548
1340 Russell Cave Road		loan
P.O. Box 54308
Lexington, KY 40505
Galls, LLC(1)(2)(8)	Specialty Retail	First lien senior secured	L + 6.25%	1/31/2024	0.0%	16,865	16,606	16,654
1340 Russell Cave Road		revolving loan
P.O. Box 54308
Lexington, KY 40505
Galls, LLC(1)(2)(8)	Specialty Retail	First lien senior secured	L + 6.25%	1/31/2020	0.0%	10,421	9,948	10,316
1340 Russell Cave Road		delayed draw term loan
P.O. Box 54308
Lexington, KY 40505
DB Datacenter Holdings Inc.(1)(2)	Telecommunications	Second lien senior secured	L + 7.50%	4/3/2025	0.0%	35,000	34,565	34,650
400 South Akard Street, Suite 100		loan
Dallas, TX 75202
Lytx, Inc.(1)(2)	Transportation	First lien senior secured	L + 6.75%	8/31/2023	0.0%	43,911	42,912	43,911
9785 Towne Centre Drive		loan
San Diego, CA 92121
Lytx, Inc.(1)(8)	Transportation	First lien senior secured	L + 6.75%	8/31/2022	0.0%	—	(39)	—
9785 Towne Centre Drive		revolving loan
San Diego, CA 92121
Motus, LLC and Runzheimer International LLC(1)(4)	Transportation	First lien senior secured	L + 6.33%	1/17/2024	0.0%	58,749	57,570	58,162
Two Financial Center		loan
60 South Street,
Boston, MA 02111
Uber Technologies, Inc.	Transportation	Unsecured note	7.50%	11/1/2023	0.0%	9,200	9,200	9,756
1455 Market St.
San Francisco, CA 94103
Uber Technologies, Inc.	Transportation	Unsecured note	8.00%	11/1/2026	0.0%	13,800	13,800	14,679
1455 Market St.
San Francisco, CA 94103

(1)
Loan contains a variable rate structure and may be subject to an interest rate floor. Variable rate loans bear interest at a rate that may be determined by reference to either the London Interbank Offered Rate ("LIBOR" or "L") (which can include one-, two-, three- or six-month LIBOR) or an alternate base rate (which can include the Federal Funds Effective Rate or the Prime Rate), at the borrower's option, and which reset periodically based on the terms of the loan agreement.

(2)
The interest rate on these loans is subject to 1 month LIBOR, which as of June 30, 2019 was 2.40%.

(3)
The interest rate on these loans is subject to 2 month LIBOR, which as of June 30, 2019 was 2.33%.

(4)
The interest rate on these loans is subject to 3 month LIBOR, which as of June 30, 2019 was 2.32%.

(5)
The interest rate on these loans is subject to 6 month LIBOR, which as of June 30, 2019 was 2.20%.

(6)
The interest rate on these loans is subject to Prime, which as of June 30, 2019 was 5.50%.

(7)
The interest rate on this loan is subject to 3 month Canadian Dollar Offered Rate ("CDOR" or "C"), which as of June 30, 2019 was 2.0%.

(8)
Position or portion thereof is an unfunded loan commitment. See Note 7 "Commitments and Contingencies".

(9)
As defined in the 1940 Act, the Company is deemed to be both an "Affiliated Person" and has "Control" of this portfolio company as the Company owns more than 25% of the portfolio company's outstanding voting securities or has the power to exercise control over management or policies of such portfolio company (including through a management agreement). Other than for purposes of the 1940 Act, the Company does not believe that it has control over this portfolio company.

MANAGEMENT

        We are managed by the Adviser. The Adviser is registered with the SEC as an investment adviser under the Advisers Act. Subject to the overall supervision of our Board, the Adviser manages our day-to-day operations, and provides investment advisory and management services to us. The Adviser or its affiliates may engage in certain origination activities and receive attendant arrangement, structuring or similar fees. The Adviser is responsible for managing our business and activities, including sourcing investment opportunities, conducting research, performing diligence on potential investments, structuring our investments, and monitoring our portfolio companies on an ongoing basis through a team of investment professionals.

  Our Board of Directors

  Board Composition

        Our Board consists of seven members. The Board is divided into three classes, with the members of each class serving staggered, three-year terms; however, the initial members of the three classes have initial terms of one, two and three years, respectively. The terms of our Class I directors will expire at the 2020 annual meeting of shareholders; the terms of our Class II directors will expire at the 2021 annual meeting of shareholders; and the terms of our Class III directors will expire at the 2022 annual meeting of shareholders.

        Messrs. Finn and Kaye serve as Class I directors (with terms expiring in 2020). Messrs. Temple and Ostrover serve as Class II directors (with terms expiring in 2021). Messrs. D'Alelio, Packer, and Kirshenbaum serve as Class III directors (with terms expiring in 2022).

  Independent Directors

        Pursuant to the Company's Charter, a majority of the Board will consist of directors who are not "interested persons" of the Company, of the Adviser, or of any of their respective affiliates, as defined in the 1940 Act ("Independent Directors").

        Consistent with these considerations, after review of all relevant transactions and relationships between each director, or any of his or her family members, and the Company, the Adviser, or of any of their respective affiliates, the Board has determined that Messrs. Finn, Kaye, Temple, and D'Alelio qualify as Independent Directors. Each director who serves on the Audit Committee is an independent director for purposes of Rule 10A-3 under the 1934 Act.

  Interested Directors

        Messrs. Ostrover, Packer, and Kirshenbaum are considered "interested persons" (as defined in the 1940 Act) of the Company since they are employed by the Adviser.

  Meetings and Attendance

        Our Board met six times during 2018 and acted on various occasions by written consent. Each director attended all meetings of the Board (held during the period for which he has been a director), except for Mr. D'Alelio who did not attend one meeting of the Board and Mr. Ostrover who did not attend three meetings of the Board.

  Board Attendance at the Annual Meeting

        Our policy is to encourage our directors to attend each annual meeting; however, such attendance is not required at this time.

  Board Leadership Structure and Role in Risk Oversight

        Overall responsibility for our oversight rests with the Board. We have entered into the Investment Advisory Agreement pursuant to which the Adviser will manage the Company on a day-to-day basis. The Board is responsible for overseeing the Adviser and our other service providers in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and our charter. The Board is currently composed of seven members, four of whom are directors who are not "interested persons" of the Company or the Adviser as defined in the 1940 Act. The Board meets in person at regularly scheduled quarterly meetings each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. As described below, the Board has established a Nominating and Corporate Governance Committee, a Compensation Committee and an Audit Committee, and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities.

        The Board has appointed Edward D'Alelio, an independent director, to serve in the role of Chairman of the Board. The Chairman's role is to preside at all meetings of the Board and to act as a liaison with the Adviser, counsel and other directors generally between meetings. The Chairman serves as a key point person for dealings between management and the directors. The Chairman also may perform such other functions as may be delegated by the Board from time to time. The Board reviews matters related to its leadership structure annually. The Board has determined that the Board's leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among committees of directors and the full Board in a manner that enhances effective oversight.

        We are subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Risk oversight forms part of the Board's general oversight of the Company and is addressed as part of various Board and committee activities. Day-to-day risk management functions are subsumed within the responsibilities of the Adviser and other service providers (depending on the nature of the risk), which carry out our investment management and business affairs. The Adviser and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and to mitigate the effects of such events or circumstances if they do occur. Each of the Adviser and other service providers has their own independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. The Board recognizes that it is not possible to identify all of the risks that may affect the Company or to develop processes and controls to eliminate or mitigate their occurrence or effects. As part of its regular oversight of the Company, the Board interacts with and reviews reports from, among others, the Adviser, our chief compliance officer, our independent registered public accounting firm and counsel, as appropriate, regarding risks faced by the Company and applicable risk controls. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

  Biographical Information

        Brief biographies of the members of the Board are set forth below. Also included below following each biography is a brief discussion of the specific experience, qualifications, attributes or skills that led our Board to conclude that the applicable director should serve on our Board at this time. In addition, set forth further below is a biography of each of our executive officers who is not a director.

Name	Age	Position	Expiration of Term	Director Since
Independent Directors
Brian Finn	58	Director	2020	2016
Eric Kaye	56	Director	2020	2016
Christopher M. Temple	52	Director	2021	2016
Edward D'Alelio	67	Chairman of the Board, Director	2022	2016
Interested Directors
Douglas I. Ostrover	57	Director	2021	2016
Craig W. Packer	52	Chief Executive Officer, President and Director	2022	2016
Alan Kirshenbaum	48	Chief Operating Officer, Chief Financial Officer and Director	2022	2015

  Independent Directors

        Mr. Finn served as the Chief Executive Officer of Asset Management Finance Corporation from 2009 to March 2013 and as its Chairman from 2008 to March 2013. From 2004 to 2008, Mr. Finn was Chairman and Head of Alternative Investments at Credit Suisse Group. Mr. Finn has held many positions within Credit Suisse and its predecessor firms, including President of Credit Suisse First Boston (CSFB), President of Investment Banking, Co-President of Institutional Securities, Chief Executive Officer of Credit Suisse USA and a member of the Office of the Chairman of CSFB. He was also a member of the Executive Board of Credit Suisse. Mr. Finn served as principal and partner of private equity firm Clayton, Dubilier & Rice from 1997 to 2002. Mr. Finn currently serves as Chairman of Covr Financial Technologies Corp., a director of The Scotts Miracle Gro Company and WaveGuide Corporation, Chairman of Star Mountain Capital, a lower middle market credit investment firm, and Investment Partner of Nyca Partners, a financial technology venture capital firm. Since 2016 he has served on the boards of the Company and Owl Rock Capital Corporation II and since 2018 he has served on the board of Owl Rock Technology Finance Corp. Mr. Finn received a B.S. in Economics from The Wharton School, University of Pennsylvania.

        We believe Mr. Finn's numerous management positions and broad experiences in the financial services sector provide him with skills and valuable insight in handling complex financial transactions and issues, all of which make him well qualified to serve on our board of directors.

        Mr. Kaye is the founder of ARQ^EX Fitness Systems, a fitness equipment design company. Prior to founding ARQ^EX, Mr. Kaye served as a Vice Chairman and Managing Director of UBS Investment Bank, and a member of the division's Global Operating and U.S. Executive Committees, from June 2001 to May 2012. For the majority of Mr. Kaye's tenure with UBS, he was a Managing Director and led the firm's Exclusive Sales and Divestitures Group, where he focused on advising middle market companies. Prior to joining UBS, Mr. Kaye has served as Global Co-Head of Mergers & Acquisitions for Robertson Stephens, an investment banking firm, from February 1998 to June 2001. Mr. Kaye joined Robertson Stephens from PaineWebber where he served as Executive Director and head of the firm's Technology Mergers & Acquisitions team. Since 2016 he has served on the boards of the Company and Owl Rock Capital Corporation II and since 2018 he has served on the board of Owl Rock Technology Finance Corp. Mr. Kaye holds a B.A. from Union College and an M.B.A. from Columbia Business School.

        We believe Mr. Kaye's management positions and experiences in the middle market provide our board of directors with valuable insight.

        Mr. Temple has served as President of DelTex Capital LLC, a private investment firm, since its founding in 2010. Mr. Temple has served as an Operating Executive for Tailwind Capital, LLC, a New York based middle market private equity firm managing over $3.5 billion of committed capital, since June 2011. Prior to forming DelTex Capital, Mr. Temple served as President of Vulcan Capital, the investment arm of Vulcan Inc., from May 2009 until December 2009 and as Vice President of Vulcan Capital from September 2008 to May 2009. Prior to joining Vulcan in September 2008, Mr. Temple served as a managing director at Tailwind Capital, LLC from May to August 2008. Prior to joining Tailwind, Mr. Temple was a managing director at Friend Skoler & Co., Inc. from May 2005 to May 2008. From April 1996 to December 2004, Mr. Temple was a managing director at Thayer Capital Partners. Mr. Temple started his career in the audit and tax departments of KPMG's Houston office and was a licensed CPA from 1989 to 1993. Mr. Temple has served on the board of directors of Plains All American Pipeline Company since 2009 and served on the audit committee from 2009 to 2016. Prior public board service includes board and audit committee service for Clear Channel Outdoor Holdings from April 2011 to May 2016 and on the board and audit committee of Charter Communications Inc. from November 2009 through January 2011. In addition to public boards, as part of his role with Tailwind, Mr. Temple has served on private boards including Brawler Industries, National HME, and HMT, LLC. Since 2016 he has served on the boards of the Company and Owl Rock Capital Corporation II and since 2018 he has served on the board of Owl Rock Technology Finance Corp. Mr. Temple holds a B.B.A., magna cum laude, from the University of Texas and an M.B.A. from Harvard.

        We believe Mr. Temple's broad investment management background, together with his financial and accounting knowledge, brings important and valuable skills to our board of directors.

        Mr. D'Alelio was formerly a Managing Director and CIO for Fixed Income at Putnam Investments, Boston, where he served from 1989 until he retired in 2002. While at Putnam, he served on the Investment Policy Committee, which was responsible for oversight of all investments. He also sat on various Committees including attribution and portfolio performance. Prior to joining Putnam, he was a portfolio manager at Keystone Investments and prior to that, he was an Investment Analyst at The Hartford Ins. Co. Since 2002, Mr. D'Alelio has served as an Executive in Residence at the University of Mass., Boston—School of Management. He is also chair of the investment committee of the UMass Foundation and chair of the UMass Memorial Hospital investment committee and serves on its corporate board. He serves on the Advisory Committees of Ceres Farms and New Generation Investments. Since May 2007, Mr. D'Alelio has served as corporate director of Engauge Inc. and since September 2009 he has served as director of Vermont Farmstead Cheese. Since January 2008 he has served on the board of Blackstone/GSO Long Short Credit Fund & Blackstone/GSO Sen. Flt Rate Fund. Since December 2008 he has served on the board of Carador PLC, a Dublin based offshore closed end fund. Since 2016 he has served on the boards of the Company and Owl Rock Capital Corporation II and since 2018 he has served on the board of Owl Rock Technology Finance Corp. Mr. D'Alelio's previous corporate board assignments include Archibald Candy, Doane Pet Care and Trump Entertainment Resorts. Mr. D'Alelio is a graduate of the Univ. of Mass Boston and has an M.B.A. from Boston University.

        We believe Mr. D'Alelio's numerous management positions and broad experiences in the financial services sector provide him with skills and valuable insight in handling complex financial transactions and issues, all of which make him well qualified to serve on our board of directors.

  Interested Directors

        Mr. Ostrover is a Co-Founder of Owl Rock Capital Partners LP and also serves as Chief Executive Officer and Co-Chief Investment Officer of the Adviser, Owl Rock Technology Advisors LLC and Owl Rock Private Fund Advisors LLC (collectively, the "Owl Rock Advisers") and is a member of the Investment Committee of each of the Company, Owl Rock Capital Corporation II and Owl Rock

Technology Finance Corp. (collectively, the BDCs). In addition, Mr. Ostrover has served on the boards of the Company and Owl Rock Capital Corporation II since 2016 and on the board of Owl Rock Technology Finance Corp. since 2018. Prior to co-founding Owl Rock, Mr. Ostrover was one of the founders of GSO Capital Partners (GSO), Blackstone's alternative credit platform, and a Senior Managing Director at Blackstone until 2015. Prior to co-founding GSO in 2005, Mr. Ostrover was a Managing Director and Chairman of the Leveraged Finance Group of Credit Suisse First Boston (CSFB). Prior to his role as Chairman, Mr. Ostrover was Global Co-Head of CSFB's Leveraged Finance Group, during which time he was responsible for all of CSFB's origination, distribution and trading activities relating to high yield securities, leveraged loans, high yield credit derivatives and distressed securities. Mr. Ostrover was a member of CSFB's Management Council and the Fixed Income Operating Committee. Mr. Ostrover joined CSFB in November 2000 when CSFB acquired Donaldson, Lufkin & Jenrette ("DLJ"), where he was a Managing Director in charge of High Yield and Distressed Sales, Trading and Research. Mr. Ostrover had been a member of DLJ's high yield team since he joined the firm in 1992. Mr. Ostrover is actively involved in non-profit organizations including serving on the Board of Directors of the Michael J. Fox Foundation. Mr. Ostrover is also a board member of the Brunswick School. Mr. Ostrover received a B.A. in Economics from the University of Pennsylvania and an M.B.A. from New York University Stern School of Business.

        We believe Mr. Ostrover's depth of experience in corporate finance, capital markets and financial services, gives the Board valuable industry-specific knowledge and expertise on these and other matters, and his history with us and the Adviser, provide an important skillset and knowledge base to the Board.

        Mr. Packer is a Co-Founder of Owl Rock Capital Partners LP and also serves as Co-Chief Investment Officer of the Owl Rock Advisers and President and Chief Executive Officer of the BDCs and is a member of the Investment Committee of each of the BDCs. In addition, Mr. Packer has served on the boards of the Company and Owl Rock Capital Corporation II since 2016 and on the board of Owl Rock Technology Finance Corp. since 2018. Prior to co-founding Owl Rock, Mr. Packer was Co-Head of Leveraged Finance in the Americas at Goldman, Sachs & Co., where he served on the Firmwide Capital Committee, Investment Banking Division ("IBD") Operating Committee, IBD Client and Business Standards Committee and the IBD Risk Committee. Mr. Packer joined Goldman, Sachs & Co. as a Managing Director and Head of High Yield Capital Markets in 2006 and was named partner in 2008. Prior to joining Goldman Sachs, Mr. Packer was the Global Head of High Yield Capital Markets at Credit Suisse First Boston, and before that he worked at Donaldson, Lufkin & Jenrette Mr. Packer serves as Treasurer and member of the Board of Trustees of Greenwich Academy, and Co-Chair of the Honorary Board of Kids in Crisis, a nonprofit organization that serves children in Connecticut, and on the Advisory Board for the McIntire School of Commerce, University of Virginia. Mr. Packer earned a B.S. from the University of Virginia and an M.B.A. from Harvard Business School.

        We believe Mr. Packer's depth of experience in corporate finance, capital markets and financial services gives the Board valuable industry-specific knowledge and expertise on these and other matters, and his history with us and the Adviser provide an important skillset and knowledge base to the Board.

        Mr. Kirshenbaum is Chief Operating Officer and Chief Financial Officer of Owl Rock Capital Partners LP and also serves as the Chief Operating Officer and Chief Financial Officer of Owl Rock Advisers, the Company and Owl Rock Technology Finance Corp. and the Chief Operating Officer of Owl Rock Capital Corporation II. In addition, Mr. Kirshenbaum has served on the board of the Company since 2015, on the board of Owl Rock Capital Corporation II since 2016 and on the board of Owl Rock Technology Finance Corp. since 2018. Prior to Owl Rock, Mr. Kirshenbaum was Chief Financial Officer of TPG Specialty Lending, Inc., a business development company traded on the NYSE (TSLX). Mr. Kirshenbaum was responsible for building and overseeing TSLX's finance, treasury, accounting and operations functions from 2011 through 2015, including during its initial public offering in March 2014. From 2011 to 2013, Mr. Kirshenbaum was also Chief Financial Officer of TPG Special

Situations Partners. From 2007 to 2011, Mr. Kirshenbaum was the Chief Financial Officer of Natsource, a private investment firm and, prior to that, Managing Director, Chief Operating Officer and Chief Financial Officer of MainStay Investments. Mr. Kirshenbaum joined Bear Stearns Asset Management ("BSAM") in 1999 and was BSAM's Chief Financial Officer from 2003 to 2006. Before joining BSAM,

        Mr. Kirshenbaum worked in public accounting at KPMG and J.H. Cohn. Mr. Kirshenbaum is actively involved in a variety of non-profit organizations including the Boy Scouts of America and as trustee for the Jewish Federation of Greater MetroWest NJ. Mr. Kirshenbaum is also a member of the Rutgers University Dean's Cabinet. Mr. Kirshenbaum received a B.S. from Rutgers University and an M.B.A. from New York University Stern School of Business.

        We believe Mr. Kirshenbaum's finance and operations experience, including serving as chief financial officer for a publicly traded business development company and prior experience going through the initial public offering process, as well as a history with us and the Adviser, provide an important skillset and knowledge base to the Board.

  Information About Executive Officers Who Are Not Directors

Name	Age	Position	Officer Since
Karen Hager	47	Chief Compliance Officer	2018
Bryan Cole	34	Chief Accounting Officer and Controller	2017
Alexis Maged	53	Vice President	2017

        The address for each of our executive officers is c/o Owl Rock Capital Corporation, 399 Park Avenue, 38th floor, New York, NY 10022.

        Ms. Hager is a Managing Director of Owl Rock Capital Partners LP and also serves as the Chief Compliance Officer of each of the Owl Rock Advisers and each of the BDCs. Prior to joining Owl Rock in 2018, Ms. Hager was Chief Compliance Officer at Abbott Capital Management. Previous to Abbott, Ms. Hager worked as SVP, Director of Global Compliance and Chief Compliance Officer at The Permal Group, and as Director of Compliance at Dominick & Dominick Advisors LLC. Prior to joining Dominick & Dominick Advisors LLC, Ms. Hager was a Senior Securities Compliance Examiner/Staff Accountant at the US Securities and Exchange Commission. Ms. Hager received a B.S. in Accounting from Brooklyn College of the City University of New York.

        Mr. Cole is a Managing Director of Owl Rock Capital Partners and serves as the Chief Accounting Officer and Controller of each of the BDCs and as Chief Financial Officer of Owl Rock Capital Corporation II. Prior to joining Owl Rock in 2016, Mr. Cole was Assistant Controller of Business Development Corporation of America, a non-traded business development company, where he was responsible for overseeing the finance, accounting, financial reporting, operations and internal controls functions. Preceding that role, Mr. Cole worked within the Financial Services—Alternative Investments practice of PwC where he specialized in financial reporting, fair valuation of illiquid investments and structured products, internal controls and other technical accounting matters pertaining to alternative investment advisors, hedge funds, business development companies and private equity funds. Mr. Cole received a B.S. in Accounting from Fordham University and is a licensed Certified Public Accountant in New York.

        Mr. Maged is a Managing Director of Owl Rock Capital Partners LP and also serves as the Head of Underwriting and Portfolio Management for each of the Owl Rock Advisers and as Vice President of each of the BDCs and is a member of the Investment Committee of each of the BDCs. Prior to joining Owl Rock in 2016, Mr. Maged was Chief Financial Officer of Barkbox, Inc., a New York-based provider of pet-themed products and technology, from 2014 to 2015. Prior to that, Mr. Maged was a Managing Director with Goldman Sachs & Co. from 2007 until 2014. At Goldman Sachs & Co.,

Mr. Maged held several leadership positions, including Chief Operating Officer of the investment bank's Global Credit Finance businesses, Co-Chair of the Credit Markets Capital Committee and a member of the Firmwide Capital Committee. Prior to assuming that role in 2011, Mr. Maged served as Chief Underwriting Officer for the Americas and oversaw the U.S. Bank Debt Portfolio Group and US Loan Negotiation Group. From mid-2007 to the end of 2008, Mr. Maged was Head of Bridge Finance Capital Markets in the Americas Financing Group's Leveraged Finance Group, where he coordinated the firm's High Yield Bridge Lending and Syndication business. Prior to joining Goldman, Sachs & Co, Mr. Maged was Head of the Bridge Finance Group at Credit Suisse and also worked in the Loan Capital Markets Group at Donaldson, Lufkin and Jenrette. Upon DLJ's merger with Credit Suisse in 2000, Mr. Maged joined Credit Suisse's Syndicated Loan Group and, in 2003, founded its Bridge Finance Group. Earlier in his career, Mr. Maged was a member of the West Coast Sponsor Coverage Group at Citigroup and the Derivatives Group at Republic National Bank, as well as a founding member of the Loan Syndication Group at Swiss Bank Corporation. Mr. Maged received a B.A. from Vassar College and an M.B.A. from New York University Stern School of Business.

  Communications with Directors

        Shareholders and other interested parties may contact any member (or all members) of the Board by mail. To communicate with the Board, any individual directors or any group or committee of directors, correspondence should be addressed to the Board or any such individual directors or group or committee of directors by either name or title. All such correspondence should be sent to Owl Rock Capital Corporation, 399 Park Avenue, 38th floor, New York, NY 10022, Attention: Chief Compliance Officer.

  Board Committees

  Audit Committee Governance, Responsibilities and Meetings

        In accordance with its written charter adopted by the Board, the Audit Committee:

          (a)   assists the Board's oversight of the integrity of our financial statements, the independent registered public accounting firm's qualifications and independence, our compliance with legal and regulatory requirements and the performance of our independent registered public accounting firm;

          (b)   prepares an Audit Committee report, if required by the SEC, to be included in our annual proxy statement;

          (c)   oversees the scope of the annual audit of our financial statements, the quality and objectivity of our financial statements, accounting and financial reporting policies and internal controls;

          (d)   determines the selection, appointment, retention and termination of our independent registered public accounting firm, as well as approving the compensation thereof;

          (e)   pre-approves all audit and non-audit services provided to us and certain other persons by such independent registered public accounting firm; and

          (f)    acts as a liaison between our independent registered public accounting firm and the Board.

        Our Board has determined that Messrs. Temple and Finn each qualify as an "audit committee financial expert" as that term is defined under Item 407 of Regulation S-K, as promulgated under the 1934 Act. Messrs. D'Alelio, Kaye and Temple meet the current independence and experience requirements of Rule 10A-3 of the 1934 Act.

        Messrs. D'Alelio, Finn, Kaye and Temple are members of the Audit Committee and Mr. Temple serves as Chairman. The Audit Committee had eight formal meetings in 2018. Each member of the Audit Committee (during the period for which he has been a member of the committee) who served on such committee during the 2018 fiscal year attended all of the meetings held during 2018, except for Mr. Finn who did not attend one meeting of the Audit Committee and Mr. D'Alelio who did not attend four meetings of the Audit Committee.

  Nominating and Corporate Governance Committee Governance, Responsibilities and Meetings

        In accordance with its written charter adopted by the Board, the Nominating and Corporate Governance Committee:

          (a)   recommends to the Board persons to be nominated by the Board for election at the Company's meetings of our shareholders, special or annual, if any, or to fill any vacancy on the Board that may arise between shareholder meetings;

          (b)   makes recommendations with regard to the tenure of the directors;

          (c)   is responsible for overseeing an annual evaluation of the Board and its committee structure to determine whether the structure is operating effectively; and

          (d)   recommends to the Board the compensation to be paid to the independent directors of the Board.

        The Nominating and Corporate Governance Committee will consider for nomination to the Board candidates submitted by our shareholders or from other sources it deems appropriate.

        Messrs. D'Alelio, Finn, Kaye and Temple are members of the Nominating and Corporate Governance Committee and Mr. Kaye serves as Chairman. The Nominating and Corporate Governance Committee had one formal meeting in 2018. Each member of the Nominating and Corporate Governance Committee (during the period for which he has been a member of the committee) who served on such committee during the 2018 fiscal year attended all of the meetings held during 2018, except for Mr. D'Alelio who did not attend one meeting of the Nominating and Corporate Governance Committee.

  Director Nominations

        Nomination for election as a director may be made by, or at the direction of, the Nominating and Corporate Governance Committee or by shareholders in compliance with the procedures set forth in our bylaws.

        Shareholder proposals or director nominations to be presented at the annual meeting of shareholders, other than shareholder proposals submitted pursuant to the SEC's Rule 14a-8, must be submitted in accordance with the advance notice procedures and other requirements set forth in our bylaws. These requirements are separate from the requirements discussed above to have the shareholder nomination or other proposal included in our proxy statement and form of proxy/voting instruction card pursuant to the SEC's rules.

        Our bylaws require that the proposal or recommendation for nomination must be delivered to, or mailed and received at, the principal executive offices of the Company not earlier than the 150th day prior to the one year anniversary of the date the Company's proxy statement for the preceding year's annual meeting, or later than the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year's annual meeting. If the date of the annual meeting has changed by more than 30 days from the first anniversary of the date of the preceding year's annual meeting, shareholder proposals or director nominations must be so received not earlier than the 150th day prior to the date of such annual meeting and not later than the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.

        In evaluating director nominees, the Nominating and Corporate Governance Committee considers, among others, the following factors:

  •
  whether the individual possesses high standards of character and integrity, relevant experience, a willingness to ask hard questions and the ability to work well with others;

  •
  whether the individual is free of conflicts of interest that would violate applicable law or regulation or interfere with the proper performance of the responsibilities of a director;

  •
  whether the individual is willing and able to devote sufficient time to the affairs of the Company and be diligent in fulfilling the responsibilities of a director and Board Committee member;

  •
  whether the individual has the capacity and desire to represent the balanced, best interests of the shareholder as a whole and not a special interest group or constituency; and

  •
  whether the individual possesses the skills, experiences (such as current business experience or other such current involvement in public service, academia or scientific communities), particular areas of expertise, particular backgrounds, and other characteristics that will help ensure the effectiveness of the Board and Board committees.

        The Nominating and Corporate Governance Committee's goal is to assemble a board that brings to the Company a variety of perspectives and skills derived from high-quality business and professional experience.

        Other than the foregoing, there are no stated minimum criteria for director nominees, although the Nominating and Corporate Governance Committee may also consider other factors as they may deem are in the best interests of the Company and its shareholders. The Board also believes it appropriate for certain key members of our management to participate as members of the Board.

        The Nominating and Corporate Governance Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination. If any member of the Board does not wish to continue in service or if the Nominating and Corporate Governance Committee decides not to re-nominate a member for re-election, the Nominating and Corporate Governance Committee identify the desired skills and experience of a new nominee in light of the criteria above. The members of the Board are polled for suggestions as to individuals meeting the aforementioned criteria. Research may also be performed to identify qualified individuals. To date, we have not engaged third parties to identify or evaluate or assist in identifying potential nominees, although we reserve the right in the future to retain a third-party search firm, if necessary.

        The Board has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, the Nominating and Corporate Governance Committee considers and discusses diversity, among other factors, with a view toward the needs of the Board as a whole. The Board generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to the Board, when identifying and recommending director nominees. The Board believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the Board's goal of creating a Board that best serves the needs of the Company and the interests of its shareholders.

        In accordance with its written charter adopted by the Board, the Compensation Committee is responsible for determining, or recommending to the Board for determination, the compensation, if any, of our chief executive officer and all other executive officers. The Compensation Committee also assists the Board with matters related to compensation generally, except with respect to compensation of the directors. As none of our executive officers currently is compensated by us, the Compensation Committee will not produce and/or review a report on executive compensation practices.

        Messrs. D'Alelio, Finn, Kaye and Temple are members of the Compensation Committee and Mr. Kaye serves as Chairman. The Compensation Committee did not meet in 2018.

  Compensation and Insider Participation

  Compensation

  Director

        No compensation is expected to be paid to our directors who are "interested persons," as such term is defined in Section 2(a)(19) of the 1940 Act. Our directors who do not also serve in an executive officer capacity for us or the Adviser are entitled to receive annual cash retainer fees, fees for participating in in-person Board and committee meetings and annual fees for serving as a committee chairperson. These directors are Messrs. D'Alelio, Temple, Kaye and Finn. We pay each independent director the following amounts for serving as director:

			Annual Committee Chair Cash Retainer
	Annual Cash Retainer	Board Meeting Fee	Chair of the Board	Audit	Committee Chair	Committee Meeting Fee
Pre-Listing Date (July 18, 2019)	$100,000	$2,500	$25,000	$15,000	$5,000	$1,000
Post-Listing Date (July 18, 2019)	$150,000	$2,500	$25,000	$15,000	$5,000	$1,000

        We also reimburse each of the directors for all reasonable and authorized business expenses in accordance with our policies as in effect from time to time, including reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Board meeting and each committee meeting not held concurrently with a Board meeting.

        The table below sets forth the compensation received by each director from the Company for service during the fiscal year ended December 31, 2018:

	Fees Earned and Paid in Cash by the Company	Total Compensation from the Company	Total Compensation from the Fund Complex(1)
Edward D'Alelio	$141,500	$141,500	$283,160
Christopher M. Temple	$139,000	$139,000	$279,639
Eric Kaye	$129,000	$129,000	$265,672
Brian Finn	$123,000	$123,000	$245,370

(1)
For purposes of this registration statement, the term "Fund Complex" is defined to include the Company, Owl Rock Capital Corporation II and Owl Rock Technology Finance Corp.

  Compensation of Executive Officers

        We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of the Adviser or its affiliates, pursuant to the terms of the Investment Advisory Agreement and the Administration Agreement, as applicable. Our day-to-day investment and administrative operations are managed by the Adviser. Most of the services necessary for the origination and administration of our investment portfolio are provided by investment professionals employed by the Adviser or its affiliates.

        None of our executive officers will receive direct compensation from us. We will reimburse the Adviser the allocable portion of the compensation paid by the Adviser (or its affiliates) to our chief compliance officer and chief financial officer and their respective staffs (based on the percentage of time such individuals devote, on an estimated basis, to our business and affairs). The members of the Investment Committee, through their financial interests in the Adviser, are entitled to a portion of the profits earned by the Adviser, which includes any fees payable to the Adviser under the terms of the Investment Advisory Agreement, less expenses incurred by the Adviser in performing its services under the Investment Advisory Agreement.

  Portfolio Managers

        The management of the Company's investment portfolio is the responsibility of the Adviser and the Investment Committee. The Company considers these individuals to be its portfolio managers. The Adviser's investment team (the "Investment Team"), is led by Douglas I. Ostrover, Marc S. Lipschultz and Craig W. Packer and is supported by certain members of the Adviser's senior executive team and the Investment Committee. The Investment Team, under the Investment Committee's supervision, sources investment opportunities, conducts research, performs due diligence on potential investments, structures the Company's investments and will monitor the Company's portfolio companies on an ongoing basis. The Investment Committee meets regularly to consider the Company's investments, direct its strategic initiatives and supervise the actions taken by the Adviser on its behalf. In addition, the Investment Committee reviews and determines whether to make prospective investments and monitors the performance of the investment portfolio. Each investment opportunity requires the unanimous approval of the Investment Committee. Follow-on investments in existing portfolio companies may require the Investment Committee's approval beyond that obtained when the initial investment in the portfolio company was made. In addition, temporary investments, such as those in cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less, may require approval by the Investment Committee. The compensation packages of certain Investment Committee members from the Adviser include various combinations of discretionary bonuses and variable incentive compensation based primarily on performance for services provided.

        None of the Adviser's investment professionals receive any direct compensation from the Company in connection with the management of the Company's portfolio. Certain members of the Investment Committee, through their financial interests in the Adviser, are entitled to a portion of the profits earned by the Adviser, which includes any fees payable to the Adviser under the terms of the Investment Advisory Agreement, less expenses incurred by the Adviser in performing its services under the Investment Advisory Agreement.

        The Investment Team performs a similar role for Owl Rock Capital Corporation II, with a total amount of approximately $1.2 billion of assets under management as of June 30, 2019 from which the Adviser may receive incentive fees. See "Related-Party Transactions and Certain Relationships" for a description of the Owl Rock Advisers' allocation policy governing allocations of investments among us and other investment vehicles with similar or overlapping strategies, as well as a description of certain other relationships between us and the Adviser. See "Prospectus Summary—Conflicts of Interest" and "Risk Factors—We may compete for capital and investment opportunities with other entities managed by our Adviser or its affiliates, subjecting our Adviser to certain conflicts of interests" for a discussion of potential conflicts of interests.

        The members of the Investment Committee function as portfolio managers with the most significant responsibility for the day-to-day management of our portfolio. The Investment Committee is comprised of Douglas I. Ostrover, Marc S. Lipschultz, Craig W. Packer and Alexis Maged. Information regarding the Investment Committee, is as follows:

Name	Year of Birth
Douglas I. Ostrover	1962
Marc S. Lipschultz	1969
Craig W. Packer	1966
Alexis Maged	1965

        In addition to managing our investments, as of June 30, 2019, our portfolio managers also managed investments on behalf of the following entities:

Name	Entity	Investment Focus	Gross Assets ($ in millions)
Owl Rock Capital Corporation II	Business development company	U.S. middle-market lending	$1,155.6
Owl Rock Technology Finance Corp.	Business development company	U.S. middle-market technology related lending	$1,272.8
Owl Rock First Lien Master Fund, L.P.	Private fund	U.S. middle-market lending	$853.3

        The management and incentive fees payable by Owl Rock Capital Corporation II, Owl Rock Technology Finance Corp. and Owl Rock First Lien Master Fund, L.P. are based on the gross assets and performance, respectively of Owl Rock Capital Corporation II, Owl Rock Technology Finance Corp. and Owl Rock First Lien Master Fund, L.P.

        Biographical information regarding the member of the Investment Committee, who is not a director or executive officer of the Company is as follows:

  Marc S. Lipschultz

        Mr. Lipschultz is a Co-Founder and the President of Owl Rock Capital Partners, the Co-Chief Investment Officer of the Adviser, ORCPFA and ORTA, and is a member of the Adviser's Investment Committee. Prior to founding Owl Rock, Mr. Lipschultz spent more than two decades at KKR, and he served on the firm's Management Committee and as the Global Head of Energy and Infrastructure. Mr. Lipschultz has a wide range of experience in alternative investments, including leadership roles in private equity, infrastructure and direct-asset investing. Prior to joining KKR, Mr. Lipschultz was with Goldman, Sachs & Co., where he focused on mergers and acquisitions and principal investment activities. He received an A.B. with honors and distinction, Phi Beta Kappa, from Stanford University and an M.B.A. with high distinction, Baker Scholar, from Harvard Business School. Mr. Lipschultz serves on the board of the Hess Corporation and is actively involved in a variety of nonprofit organizations, serving as a trustee and board member of the American Enterprise Institute for Public Policy Research, Michael J. Fox Foundation, Mount Sinai Health System, Riverdale Country School and as the President of the board of directors of the 92nd Street Y.

        The table below shows the dollar range of shares of our common stock to be beneficially owned by the members of the Investment Committee as of July 1, 2019 stated as one of the following dollar ranges: None; $1-$10,000; $10,001- $50,000; $50,001-$100,000; or Over $100,000. For purposes of this registration statement, the term "Fund Complex" is defined to include the Company, Owl Rock Capital Corporation II and Owl Rock Technology Finance Corp.

Name	Dollar Range of Equity Securities in Owl Rock Capital Corporation(1)(2)		Aggregate Dollar Range of Equity Securities in the Fund Complex(1)(3)
Douglas I. Ostrover	over $	100,000	over $	100,000
Marc S. Lipschultz	over $	100,000	over $	100,000
Craig W. Packer	over $	100,000	over $	100,000
Alexis Maged		—		—

(1)
Beneficial ownership determined in accordance with Rule 16a-1(a)(2) promulgated under the 1934 Act.

(2)
The dollar range of equity securities of the Company beneficially owned by directors of the Company, if applicable, is calculated by multiplying the net asset value per share of the Company as of June 30, 2019 times the number of shares beneficially owned.

(3)
The dollar range of Equity Securities in the Fund Complex beneficially owned by directors of the Company, if applicable, is the sum of (x) the product obtained by multiplying the current net offering price of Owl Rock Capital Corporation II, times the number of shares of Owl Rock Capital Corporation II beneficially owned, (y) the product obtained by multiplying the net asset value per share of Owl Rock Technology Finance Corp. as of June 30, 2019 by the number of shares of Owl Rock Technology Finance Corp. beneficially owned, and (z) the total dollar range of equity securities in the Company beneficially owned by the director.

  Our Investment Adviser and Administrator

        The Adviser serves as our investment adviser pursuant to the Investment Advisory Agreement between us and the Adviser. The Adviser is registered with the SEC as an investment adviser under the Advisers Act. The Adviser is an indirect subsidiary of Owl Rock Capital Partners. Owl Rock Capital Partners is led by its three co-founders, Douglas I. Ostrover, Marc S. Lipschultz and Craig W. Packer. The Investment Team is also led by Douglas I. Ostrover, Marc S. Lipschultz and Craig W. Packer and is supported by certain members of the Adviser's senior executive team and the investment committee. The Investment Committee is comprised of Douglas I. Ostrover, Marc S. Lipschultz, Craig W. Packer and Alexis Maged. The Adviser has limited operating history. Subject to the overall supervision of the Board, the Adviser manages our day-to-day operations, and provides investment advisory and management services to us.

        Under the terms of the Administration Agreement the Adviser performs, or oversees the performance of, required administrative services, which includes providing office space, equipment and office services, maintaining financial records, preparing reports to shareholders and reports filed with the SEC, and managing the payment of expenses and the performance of administrative and professional services rendered by others. We will reimburse the Adviser for services performed for us pursuant to the terms of the Administration Agreement. In addition, pursuant to the terms of the Administration Agreement, the Adviser may delegate its obligations under the Administration Agreement to an affiliate or to a third party and we will reimburse the Adviser for any services performed for us by such affiliate or third party.

        The Adviser also serves as investment adviser to Owl Rock Capital Corporation II. Owl Rock Capital Corporation II is a corporation formed under the laws of the State of Maryland that has elected to be treated as a BDC under the 1940 Act. Owl Rock Capital Corporation II's investment objective is similar to ours, which is to generate current income, and to a lesser extent, capital appreciation by targeting investment opportunities with favorable risk-adjusted returns.

        The Adviser is affiliated with ORTA and ORCPFA, which also are investment advisers and subsidiaries of Owl Rock Capital Partners. ORTA serves as investment adviser to Owl Rock Technology Finance Corp. and ORCPFA serves as investment adviser to Owl Rock First Lien Master Fund, L.P. Owl Rock Technology Finance Corp. is a BDC and its investment objective is to maximize total return by generating current income from its debt investments and other income producing securities, and capital appreciation from its equity and equity-linked investments. Owl Rock Technology Finance Corp. has adopted a policy to invest, under normal circumstances, at least 80% of the value of its assets in technology-related companies.

        Owl Rock Technology Finance Corp. conducts private offerings of its common stock to investors in reliance on exemptions from the registration requirements of the Securities Act. At the closing of any private offering, each Owl Rock Technology Finance Corp. investor will make a minimum capital commitment to purchase shares of its common stock pursuant to a subscription agreement entered into with Owl Rock Technology Finance Corp. Owl Rock Technology Finance Corp. investors will be required to fund drawdowns to purchase shares of its common stock up to the amount of their respective capital commitments on an as-needed basis each time Owl Rock Technology Finance Corp. delivers a notice to its investors. As of June 30, 2019, Owl Rock Technology Finance Corp. had approximately $2.0 billion in total Capital Commitments from investors of which approximately $0.6 billion had been drawn.

        Owl Rock First Lien Master Fund intends to originate and make loans to, and make debt investments in, U.S. middle market companies.

        In addition to Owl Rock Capital Corporation II, Owl Rock Technology Finance Corp. and Owl Rock First Lien Master Fund, the Adviser and its affiliates may provide management or investment advisory services to entities that have overlapping objectives with us. The Adviser and its affiliates may face conflicts in the allocation of investment opportunities to us and others. In order to address these conflicts, the Owl Rock Advisers have put in place an investment allocation policy that addresses the allocation of investment opportunities as well as co-investment restrictions under the 1940 Act. In addition, we, the Adviser and certain affiliates have been granted exemptive relief by the SEC to co-invest with other funds managed by the Adviser or its affiliates in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. Pursuant to such exemptive relief, we generally are permitted to co-invest with certain of our affiliates if a "required majority" (as defined in Section 57(o) of the 1940 Act) of our independent directors make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transaction, including the consideration to be paid, are reasonable and fair to us and our shareholders and do not involve overreaching of us or our shareholders on the part of any person concerned, (2) the transaction is consistent with the interests of our shareholders and is consistent with our investment objective and strategies, and (3) the investment by our affiliates would not disadvantage us, and our participation would not be on a basis different from or less advantageous than that on which our affiliates are investing. The Owl Rock Advisers' allocation policy incorporates the conditions of the exemptive relief. As a result of the exemptive relief, there could be significant overlap in our investment portfolio and the investment portfolio of Owl Rock Capital Corporation II, Owl Rock Technology Finance Corp. and/or other funds established by the Adviser or its affiliates that could avail themselves of the exemptive relief. See "Risk Factors—We may compete for capital and investment opportunities with other entities managed by our Adviser or its affiliates, subjecting our Adviser to certain conflicts of interest."

        The Adviser or its affiliates may engage in certain origination activities and receive attendant arrangement, structuring or similar fees. See "Risk Factors—Risks Related to our Adviser and its Affiliates—The Adviser and its affiliates may face conflicts of interest with respect to services performed for issuers in which we invest."

        See "Related-Party Transactions and Certain Relationships" and "Control Persons and Principal Shareholders".

        The Adviser's address is 399 Park Avenue, 38th floor, New York, NY 10022.

 MANAGEMENT AND OTHER AGREEMENTS

Investment Advisory Agreement

        The description below of the Investment Advisory Agreement is only a summary and is not necessarily complete. The description set forth below is qualified in its entirety by reference to the Investment Advisory Agreement.

        Under the terms of the Investment Advisory Agreement, the Adviser is responsible for the following:

  •
  managing our assets in accordance with our investment objective, policies and restrictions;

  •
  determining the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

  •
  making investment decisions for us, including negotiating the terms of investments in, and dispositions of, portfolio securities and other instruments on its behalf;

  •
  monitoring our investments;

  •
  performing due diligence on prospective portfolio companies;

  •
  exercising voting rights in respect of portfolio securities and other investments for us;

  •
  serving on, and exercising observer rights for, boards of directors and similar committees of our portfolio companies; and

  •
  providing us with such other investment advisory and related services as we may, from time to time, reasonably require for the investment of capital.

The Adviser's services under the Investment Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired.

  Term

        The Investment Advisory Agreement was approved by the Board on February 27, 2019, as described further below under "Board Approval of the Investment Advisory Agreement." Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect from year-to-year if approved annually by a majority of the Board or by the holders of a majority of our outstanding voting securities and, in each case, a majority of the independent directors.

        The Investment Advisory Agreement will automatically terminate within the meaning of the 1940 Act and related SEC guidance and interpretations in the event of its assignment. In accordance with the 1940 Act, without payment of penalty, we may terminate the Investment Advisory Agreement with the Adviser upon 60 days' written notice. The decision to terminate the agreement may be made by a majority of the Board or the shareholders holding a Majority of the Outstanding Shares of our common stock. "Majority of the Outstanding Shares" means the lesser of (1) 67% or more of the outstanding shares of common stock present at a meeting, if the holders of more than 50% of the outstanding shares of common stock are present or represented by proxy or (2) a majority of outstanding shares of common stock. In addition, without payment of penalty, the Adviser may generally terminate the Investment Advisory Agreement upon 60 days' written notice.

  Removal of Adviser

        The Adviser may be removed by the Board or by the affirmative vote of a Majority of the Outstanding Shares.

  Compensation of the Adviser

        We pay the Adviser a fee for its services under the Investment Advisory Agreement consisting of two components: a Management Fee and an Incentive Fee. The cost of both the Management Fee and the Incentive Fee will ultimately be borne by our shareholders.

        The Management Fee is payable quarterly in arrears. Prior to the Listing Date, the Management Fee was payable at an annual rate of 0.75% of our (i) average gross assets, excluding cash and cash equivalents but including assets purchased with borrowed amounts, at the end of our two most recently completed calendar quarters plus (ii) the average of any shareholder's remaining unfunded Capital Commitments to us at the end of the two most recently completed calendar quarters. Following the Listing Date, the Management Fee is payable at an annual rate of 1.5% of our average gross assets excluding cash and cash equivalents but including assets purchased with borrowed amounts, at the end of the two most recently completed calendar quarters payable quarterly in arrears. The Management Fee for any partial month or quarter, as the case may be, will be appropriately prorated and adjusted for any share issuances or repurchases during the relevant calendar months or quarters, as the case may be. For purposes of the Investment Advisory Agreement, gross assets means our total assets determined on a consolidated basis in accordance with generally accepted accounting principles in the United States, excluding cash and cash equivalents, but including assets purchased with borrowed amounts.

        Pursuant to the Investment Advisory Agreement, the Adviser was not entitled to an Incentive Fee prior to the Listing Date. Following the Listing Date, the Incentive Fee consists of two components that are independent of each other, with the result that one component may be payable even if the other is not. A portion of the Incentive Fee is based on our income and a portion is based on our capital gains, each as described below. The portion of the Incentive Fee based on income is determined and paid quarterly in arrears commencing with the first calendar quarter following the Listing Date, and equals 100% of the pre-Incentive Fee net investment income in excess of a 1.5% quarterly "hurdle rate," until the Adviser has received 17.5% of the total pre-Incentive Fee net investment income for that calendar quarter and, for pre-Incentive Fee net investment income in excess of 1.82% quarterly, 17.5% of all remaining pre-Incentive Fee net investment income for that calendar quarter. The 100% "catch-up" provision for pre-Incentive Fee net investment income in excess of the 1.5% "hurdle rate" is intended to provide the Adviser with an incentive fee of 17.5% on all pre-Incentive Fee net investment income when that amount equals 1.82% in a calendar quarter (7.27% annualized), which is the rate at which catch-up is achieved. Once the "hurdle rate" is reached and catch-up is achieved, 17.5% of any pre-Incentive Fee net investment income in excess of 1.82% in any calendar quarter is payable to the Adviser.

        Pre-Incentive Fee net investment income means dividends (including reinvested dividends), interest and fee income accrued by us during the calendar quarter, minus operating expenses for the calendar quarter (including the Management Fee, expenses payable under the Administration Agreement, as discussed below, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the Incentive Fee). Pre-Incentive Fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that we may not have received in cash. The Adviser is not obligated to return the Incentive Fee it receives on PIK interest that is later determined to be uncollectible in cash. Pre-Incentive Fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

        To determine whether pre-Incentive Fee net investment income exceeds the hurdle rate, pre-Incentive Fee net investment income is expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter commencing with the first calendar quarter following the Listing Date. Because of the structure of the Incentive Fee, it is possible that we may pay an Incentive Fee in a calendar quarter in which we incur a loss. For example, if we receive pre-Incentive Fee net investment income in excess of the quarterly hurdle rate, we will pay the applicable Incentive Fee even if we have incurred a loss in that calendar quarter due to realized and unrealized capital losses. In addition, because the quarterly hurdle rate is calculated based on our net assets, decreases in our net assets due to realized or unrealized capital losses in any given calendar quarter may increase the likelihood that the hurdle rate is reached and therefore the likelihood of us paying an Incentive Fee for that calendar quarter. Our net investment income used to calculate this component of the Incentive Fee is also included in the amount of our gross assets used to calculate the Management Fee because gross assets are total assets (including cash received) before deducting liabilities (such as declared dividend payments).

        The following is a graphical representation of the calculation of the income-related portion of the incentive fee:

Quarterly Subordinated Incentive Fee on
Pre-Incentive Fee Net Investment Income
(expressed as a percentage of the value of net assets)

        The second component of the Incentive Fee, the Capital Gains Incentive Fee, payable at the end of each calendar year in arrears, equals 17.5% of cumulative realized capital gains from the Listing Date to the end of each calendar year, less cumulative realized capital losses and unrealized capital depreciation from the Listing Date to the end of each calendar year. Each year, the fee paid for the Capital Gains Incentive Fee is net of the aggregate amount of any previously paid Capital Gains Incentive Fee for prior periods. We will accrue, but will not pay, a Capital Gains Incentive Fee with respect to unrealized appreciation because a Capital Gains Incentive Fee would be owed to the Adviser if we were to sell the relevant investment and realize a capital gain. For the sole purpose of calculating the Capital Gains Incentive Fee, the cost basis as of the Listing Date for all of our investments made prior to the Listing Date will be equal to the fair market value of such investments as of the last day of the quarter in which the Listing Date occurred; provided, however, that in no event will the Capital Gains Fee payable pursuant to the Investment Advisory Agreement be in excess of the amount permitted by the Advisers Act, including Section 205 thereof.

        The fees that are payable under the Investment Advisory Agreement for any partial period will be appropriately prorated.

Examples of the two-part incentive fee:

Example 1: Income Related Portion of Incentive Fee(1)(2):

Alternative 1

Assumptions

Investment income (including interest, dividends, fees, etc.) = 2.00%

Hurdle rate(3) = 1.50%

Management fee(4) = 0.38%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(5) = 0.20%

Pre-Incentive Fee net investment income

(investment income – (management fee + other expenses)) = 1.42%

Pre-incentive net investment income does not exceed hurdle rate, therefore there is no Incentive Fee.

Alternative 2

Assumptions

Investment income (including interest, dividends, fees, etc.) = 2.25%

Hurdle rate(3) = 1.50%

Management fee(4) = 0.38%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(5) = 0.20%

Pre-Incentive Fee net investment income

(investment income – (management fee + other expenses)) = 1.67%

Incentive Fee = 100% × pre-Incentive Fee net investment income, subject to the "catch-up"(6)

        = 100% × (1.67% – 1.5%)

        = 0.17%

Alternative 3

Assumptions

Investment income (including interest, dividends, fees, etc.) = 2.50%

Hurdle rate(3) = 1.50%

Management fee(4) = 0.38%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(5) = 0.20%

Pre-Incentive Fee net investment income

(investment income – (management fee + other expenses)) = 1.92%

Incentive Fee = 17.50% × pre-Incentive Fee net investment income, subject to "catch-up"(6)

Incentive Fee = 100% × "catch-up" + (17.50% × (pre-Incentive Fee net investment income – 1.82%))

Catch-up = 1.82% – 1.5% = 0.32%

Incentive Fee = (100% × 0.32%) + (17.50% × (1.92% – 1.82%))

        = 0.32% + (17.50% × 0.10%)

        = 0.32% + 0.02%

        = 0.34%

(1)
This example assumes that the Listing Date has occurred.

(2)
The hypothetical amount of pre-Incentive Fee net investment income shown is based on a percentage of total net assets.

(3)
Represents 6.0% annualized hurdle rate.

(4)
Represents 1.50% annualized management fee.

(5)
Excludes organizational and offering expenses.

(6)
The "catch-up" provision is intended to provide the Adviser with an Incentive Fee of 17.50% on all of the Company's pre-Incentive Fee net investment income as if a hurdle rate did not apply. The "catch-up" portion of the Company's pre-Incentive Fee net investment income is the portion that exceeds the 1.5% hurdle rate but is less than or equal to 1.82% in any quarter.

Example 2: Capital Gains Portion of Incentive Fee:

Assumptions

  •
  Year 1: The Listing Date is the last day of the first calendar quarter. Prior to the last day of the first calendar quarter the Company has made an investment in Company A ("Investment A"), an investment in Company

    B ("Investment B"), an investment in Company C ("Investment C"), an investment in Company D ("Investment D") and an investment in Company E ("Investment E"). On the last day of the first calendar quarter the fair market value ("FMV") of each of Investment A, Investment B, Investment C, Investment D and Investment E is $10 million. For purposes of calculating the Capital Gains Incentive Fee, the cost basis of each of Investment A, Investment B, Investment C, Investment D and Investment E is considered to be its FMV as of the last day of the first calendar quarter; provided, however, that in no event will the Capital Gains Incentive Fee payable pursuant hereto be in excess of the amount permitted by the Investment Advisers Act of 1940, as amended, including Section 205 thereof.

  •
  Year 2: Investment A sold for $20 million, fair market value ("FMV") of Investment B determined to be $8 million, FMV of Investment C determined to be $12 million, and FMV of Investments D and E each determined to be $10 million.

  •
  Year 3: FMV of Investment of B determined to be $8 million, FMV of Investment C determined to be $14 million, FMV of Investment D determined to be $14 million and FMV of Investment E determined to be $16 million.

  •
  Year 4: $10 million investment made in Company F ("Investment F"), Investment D sold for $12 million, FMV of Investment B determined to be $10 million, FMV of Investment C determined to be $16 million and FMV of Investment E determined to be $14 million.

  •
  Year 5: Investment C sold for $20 million, FMV of Investment B determined to be $14 million, FMV of Investment E determined to be $10 million and FMV of Investment F determined to $12 million.

  •
  Year 6: Investment B sold for $16 million, FMV of Investment E determined to be $8 million and FMV of Investment F determined to be $15 million.

  •
  Year 7: Investment E sold for $8 million and FMV of Investment F determined to be $17 million.

  •
  Year 8: Investment F sold for $18 million.

These assumptions are summarized in the following chart:

	Investment A	Investment B	Investment C	Investment D	Investment E	Investment F	Cumulative Unrealized Capital Depreciation	Cumulative Realized Capital Losses	Cumulative Realized Capital Gains
Year 1	$10 million (FMV/cost basis)	$10 million (FMV/cost basis)	$10 million (FMV/cost basis)	$10 million (FMV/cost basis)	$10 million (FMV/cost basis)	—	—	—	—
Year 2	$20 million (sale price)	$8 million FMV	$12 million FMV	$10 million FMV	$10 million FMV	—	$2 million	—	$10 million
Year 3	—	$8 million FMV	$14 million FMV	$14 million FMV	$16 million FMV	—	$2 million	—	$10 million
Year 4	—	$10 million FMV	$16 million FMV	$12 million (sale price)	$14 million FMV	$10 million (cost basis)	—	—	$12 million
Year 5	—	$14 million FMV	$20 million (sale price)	—	$10 million FMV	$12 million FMV	—	—	$22 million
Year 6	—	$16 million (sale price)	—	—	$8 million FMV	$15 million FMV	$2 million	—	$28 million
Year 7	—	—	—	—	$8 million (sale price)	$17 million FMV	—	$2 million	$28 million
Year 8	—	—	—	—	—	$18 million (sale price)	—	$2 million	$36 million

The capital gains portion of the Incentive Fee would be:

  •
  Year 1: None

  •
  Year 2:

Capital Gains Incentive Fee = 17.50% multiplied by ($10 million realized capital gains on sale of Investment A less $2 million cumulative capital depreciation) = $1.4 million

  •
  Year 3:

Capital Gains Incentive Fee = 17.50% multiplied by ($10 million cumulative realized capital gains less $2 million cumulative capital depreciation)) less $1.4 million cumulative Capital Gains Incentive Fee previously paid = $1.4 million less $1.4 million = $0.00

  •
  Year 4:

Capital Gains Incentive Fee = (17.50% multiplied by ($12 million cumulative realized capital gains)) less $1.4 million cumulative Capital Incentive Gains Fee previously paid = $2.1 million less $1.4 million = $0.7 million

  •
  Year 5:

Capital Gains Incentive Fee = (17.50% multiplied by ($22 million cumulative realized capital gains)) less $2.1 million cumulative Capital Gains Incentive Fee previously paid = $3.85 million less $2.1 million = $1.75 million

  •
  Year 6:

Capital Gains Incentive Fee = (17.50% multiplied by ($28 million cumulative realized capital gains less $2 million cumulative capital depreciation)) less $3.85 million cumulative Capital Gains Incentive Fee previously paid = $4.55 million less $3.85 million = $0.70 million

  •
  Year 7:

Capital Gains Incentive Fee = (17.50% multiplied by ($28 million cumulative realized capital gains less $2 million cumulative realized capital losses)) less $4.55 million cumulative Capital Gains Incentive Fee previously paid = $4.55 million less $4.55 million = $0.00

  •
  Year 8:

Capital Gains Incentive Fee = (17.50% multiplied by ($36 million cumulative realized capital gains less $2 million cumulative realized capital losses)) less $4.55 million cumulative Capital Gains Incentive Fee previously paid = $5.95 million less $4.55 million = $1.40 million

  Limitations of Liability and Indemnification

        The Adviser and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with the Adviser, including without limitation its sole member, are not liable to us for any action taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under the Investment Advisory Agreement or otherwise as our investment adviser (except to the extent specified in Section 36(b) of the U.S. Investment Company Act of 1940, as amended, concerning loss resulting from a breach of fiduciary duty (as the same is finally determined by judicial proceedings) with respect to the receipt of compensation for services).

        We will indemnify the Adviser and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with the Adviser, including without limitation its general partner or managing member (collectively, the "Indemnified Parties") and hold them harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) incurred by the Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of us or our security holders) arising out of or otherwise based upon the performance of any of the Adviser's duties or obligations under the Investment Advisory Agreement or otherwise as our investment adviser. However, the Indemnified Parties shall not be entitled to indemnification in respect of, any liability to us or our shareholders to which the Indemnified Parties would otherwise be subject by reason of criminal conduct, willful misfeasance, bad faith or gross negligence in the performance of the Adviser's duties or by reason of the reckless disregard of the Adviser's duties and obligations under the Investment Advisory Agreement.

  Board Approval of the Investment Advisory Agreement

        On February 27, 2019, the Board held an in-person meeting to consider and approve the continuation of the Original Investment Advisory Agreement and related matters. The Board was provided information it required to consider the Original Investment Advisory Agreement, including: (a) the nature, quality and extent of the advisory and other services to be provided to us by the Adviser; (b) comparative data with respect to advisory fees or similar expenses paid by other BDCs with similar investment objectives; (c) our projected operating expenses and expense ratio compared to BDCs with similar investment objectives; (d) any existing and potential sources of indirect income to the Adviser from its relationship with us and the profitability of that relationship; (e) information about the services to be performed and the personnel performing such services under the Investment Advisory Agreement; (f) the organizational capability and financial condition of the Adviser and its affiliates; (g) the Adviser's practices regarding the selection and compensation of brokers that may execute our portfolio transactions and the brokers' provision of brokerage and research services to the Adviser; and (h) the possibility of obtaining similar services from other third-party service providers or through an internally managed structure.

        Based on the information reviewed and the discussion thereof, the Board, including a majority of the non-interested directors, determined that the Company should enter into the Investment Advisory Agreement which amended and restated the Original Investment Advisory Agreement and reduced the management fees and incentive fees that the Company will pay the Adviser following the Listing Date and concluded that the investment advisory fee rates are reasonable in relation to the services provided and approved the Investment Advisory Agreement as being in the best interests of our shareholders. The Company and the Adviser entered into the Investment Advisory Agreement on February 27, 2019. Other than the reduction of such fees following the Listing Date, no changes were made to the Original Investment Advisory Agreement.

  Fee Waiver

        On February 27, 2019, the Adviser agreed at all times prior to the fifteen-month anniversary of the Listing Date, to waive (i) any portion of the Management Fee that is in excess of 0.75% of the Company's gross assets, excluding cash and cash-equivalents but including assets purchased with borrowed amounts at the end of the two most recently completed calendar quarters, calculated in accordance with the Investment Advisory Agreement, and (ii) the Incentive Fee (including, for the avoidance of doubt, the Capital Gains Incentive Fee).

  Administration Agreement

        The description below of the Administration Agreement is only a summary and is not necessarily complete. The description set forth below is qualified in its entirety by reference to the Administration Agreement.

        Under the terms of the Administration Agreement the Adviser performs, or oversees the performance of, required administrative services, which includes providing office space, equipment and office services, maintaining financial records, preparing reports to shareholders and reports filed with the SEC, and managing the payment of expenses and the performance of administrative and professional services rendered by others. We will reimburse the Adviser for services performed for us pursuant to the terms of the Administration Agreement. In addition, pursuant to the terms of the Administration Agreement, the Adviser may delegate its obligations under the Administration Agreement to an affiliate or to a third party and we will reimburse the Adviser for any services performed for us by such affiliate or third party.

        The continuation of the Administration Agreement was approved by the Board on February 27, 2019. Unless earlier terminated as described below, the Administration Agreement will remain in effect for year-to-year if approved annually by a majority of the Board or by the holders of a majority of our outstanding voting securities and, in each case, a majority of the independent directors. We may terminate the Administration Agreement, without payment of any penalty, upon 60 days' written notice. The decision to terminate the agreement may be made by a majority of the Board or the shareholders holding a majority of the outstanding shares of our common stock. In addition, the Adviser may terminate the Administration Agreement, without payment of any penalty, upon 60 days' written notice. To the extent that the Adviser outsources any of its functions we will pay the fees associated with such functions on a direct basis without profit to the Adviser.

        The Administration Agreement provides that the Adviser and its affiliates' respective officers, directors, members, managers, stockholders and employees are entitled to indemnification from us from and against any claims or liabilities, including reasonable legal fees and other expenses reasonably incurred, arising out of or in connection with our business and operations or any action taken or omitted on our behalf pursuant to authority granted by the Administration Agreement, except where attributable to willful misfeasance, bad faith or gross negligence in the performance of such person's duties or reckless disregard of such person's obligations and duties under the Administration Agreement.

  Payment of Our Expenses under the Investment Advisory and Administration Agreements

        Except as specifically provided below, we anticipate that all investment professionals and staff of the Adviser, when and to the extent engaged in providing investment advisory and management services to us, and the base compensation, bonus and benefits, and the routine overhead expenses, of such personnel allocable to such services, will be provided and paid for by the Adviser. We will bear our allocable portion of the compensation paid by the Adviser (or its affiliates) to our chief compliance officer and chief financial officer and their respective staffs (based on a percentage of time such individuals devote, on an estimated basis, to our business affairs). We also will bear all other costs and expenses of our operations, administration and transactions, including, but not limited to (i) investment advisory fees, including Management Fees and Incentive Fees, to the Adviser, pursuant to the Investment Advisory Agreement; (ii) our allocable portion of overhead and other expenses incurred by the Adviser in performing its administrative obligations under the Investment Advisory Agreement, and (iii) all other expenses of our operations and transactions including, without limitation, those relating to:

  •
  the cost of our organization and offerings;

  •
  the cost of calculating our net asset value, including the cost of any third-party valuation services;

  •
  the cost of effecting any sales and repurchases of the common stock and other securities;

  •
  fees and expenses payable under any dealer manager agreements, if any;

  •
  debt service and other costs of borrowings or other financing arrangements;

  •
  costs of hedging;

  •
  expenses, including travel expense, incurred by the Adviser, or members of the Investment Team, or payable to third parties, performing due diligence on prospective portfolio companies and, if necessary, enforcing our rights;

  •
  transfer agent and custodial fees;

  •
  fees and expenses associated with marketing efforts;

  •
  federal and state registration fees, any stock exchange listing fees and fees payable to rating agencies;

  •
  federal, state and local taxes;

  •
  independent directors' fees and expenses including certain travel expenses;

  •
  costs of preparing financial statements and maintaining books and records and filing reports or other documents with the SEC (or other regulatory bodies) and other reporting and compliance costs, including registration and listing fees, and the compensation of professionals responsible for the preparation of the foregoing;

  •
  the costs of any reports, proxy statements or other notices to shareholders (including printing and mailing costs), the costs of any shareholder or director meetings and the compensation of investor relations personnel responsible for the preparation of the foregoing and related matters;

  •
  commissions and other compensation payable to brokers or dealers;

  •
  research and market data;

  •
  fidelity bond, directors and officers errors and omissions liability insurance and other insurance premiums;

  •
  direct costs and expenses of administration, including printing, mailing, long distance telephone and staff;

  •
  fees and expenses associated with independent audits, outside legal and consulting costs;

  •
  costs of winding up;

  •
  costs incurred in connection with the formation or maintenance of entities or vehicles to hold our assets for tax or other purposes;

  •
  extraordinary expenses (such as litigation or indemnification); and

  •
  costs associated with reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws.

  Affiliated Transactions

        We may be prohibited under the 1940 Act from conducting certain transactions with our affiliates without prior approval of the directors who are not interested persons, and in some cases, the prior approval of the SEC. We, the Adviser and certain of its affiliates have been granted exemptive relief by the SEC to co-invest with other funds managed by the Adviser or its affiliates, including Owl Rock Capital Corporation II and Owl Rock Technology Finance Corp., in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. Pursuant to such exemptive relief, we are generally permitted to co-invest with certain of our affiliates if a "required majority" (as defined in Section 57(o) of the 1940 Act) of the Board make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transaction, including the consideration to be paid, are reasonable and fair to us and our shareholders and do not involve overreaching by us or our shareholders on the part of any person concerned, (2) the transaction is consistent with the interests of our shareholders and is consistent with our investment objective and strategies, and (3) the investment by our affiliates would not disadvantage us, and our participation would not be on a basis different from or less advantageous than that on which our affiliates are investing. The Owl Rock Advisers' allocation policy incorporates the conditions of the exemptive relief and seeks to ensure equitable allocation of investment opportunities between the Company and other funds managed by the Adviser or its affiliates. As a result of the exemptive relief, there could be significant overlap in our investment portfolio and the investment portfolio of Owl Rock Capital Corporation II and/or other funds established by the Adviser or its affiliates that could avail themselves of the exemptive relief.

  License Agreement

        We have also entered into the License Agreement with an affiliate of Owl Rock Capital Partners, pursuant to which we were granted a non-exclusive license to use the name "Owl Rock." Under the License Agreement, we have a right to use the Owl Rock name for so long as the Adviser or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we have no legal right to the "Owl Rock" name or logo.

RELATED-PARTY TRANSACTIONS AND CERTAIN RELATIONSHIPS

Transactions with Related Persons

  Investment Advisory Agreement

        On March 1, 2016, the Company entered into the Original Investment Advisory Agreement with the Adviser, which was amended and restated on February 27, 2019 (as amended and restated, the "Investment Advisory Agreement"). Under the terms of the Investment Advisory Agreement, the Adviser is responsible for managing the Company's business and activities, including sourcing investment opportunities, conducting research, performing diligence on potential investments, structuring its investments, and monitoring its portfolio companies on an ongoing basis through a team of investment professionals.

        The Adviser's services under the Investment Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to the Company are not impaired.

        Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect until February 27, 2020 and will remain in effect from year-to-year thereafter if approved annually by a majority of the Board or by the holders of a majority of our outstanding voting securities and, in each case, by a majority of independent directors.

        The Investment Advisory Agreement will automatically terminate within the meaning of the 1940 Act and related SEC guidance and interpretations in the event of its assignment. In accordance with the 1940 Act, without payment of any penalty, the Company may terminate the Investment Advisory Agreement with the Adviser upon 60 days' written notice. The decision to terminate the agreement may be made by a majority of the Board or the shareholders holding a majority (as defined under the 1940 Act) of the outstanding shares of the Company's common stock or the Adviser. In addition, without payment of any penalty, the Adviser may generally terminate the Investment Advisory Agreement upon 60 days' written notice and, in certain circumstances, the Adviser may only be able to terminate the Investment Advisory Agreement upon 120 days' written notice.

        From time to time, the Adviser may pay amounts owed by the Company to third-party providers of goods or services, including the Board, and the Company will subsequently reimburse the Adviser for such amounts paid on its behalf. Amounts payable to the Adviser are settled in the normal course of business without formal payment terms.

        Under the terms of the Investment Advisory Agreement, the Company will pay the Adviser a base management fee and may also pay to it certain incentive fees. The cost of both the management fee and the incentive fee will ultimately be borne by the Company's shareholders.

        The management fee is payable quarterly in arrears. Prior to the Listing Date, the management fee was payable at an annual rate of 0.75% of our (i) average gross assets, excluding cash and cash equivalents but including assets purchased with borrowed amounts, at the end of our two most recently completed calendar quarters plus (ii) the average of any remaining unfunded Capital Commitments at the end of the two most recently completed calendar quarters. Following the Listing Date, the management fee is payable at an annual rate of 1.50% of the Company's average gross assets excluding cash and cash equivalents but including assets purchased with borrowed amounts, at the end of the two most recently completed calendar quarters. The management fee for any partial month or quarter, as the case may be, will be appropriately prorated and adjusted for any share issuances or repurchases during the relevant calendar months or quarters, as the case may be.

        For the six months ended June 30, 2019 and 2018, management fees were $30.6 million and $24.8 million, respectively. For the years ended December 31, 2018, 2017 and 2016, management fees were $52.1 million, $31.1 million and $9.2 million, respectively.

        Pursuant to the Investment Advisory Agreement, the Adviser was not entitled to an incentive fee prior to the Listing Date. Following the Listing Date, the incentive fee consists of two components that are independent of each other, with the result that one component may be payable even if the other is not. A portion of the incentive fee is based on the Company's pre-incentive fee net investment income and a portion is based on the Company's capital gains. The portion of the incentive fee based on pre-incentive fee net investment income is determined and paid quarterly in arrears commencing with the first calendar quarter following the Listing Date and equals 100% of the pre-incentive fee net investment income in excess of a 1.5% quarterly "hurdle rate," until the Adviser has received 17.5% of the total pre-incentive fee net investment income for that calendar quarter and, for pre-incentive fee net investment income in excess of 1.82% quarterly, 17.5% of all remaining pre-incentive fee net investment income for that calendar quarter.

        The second component of the incentive fee, the capital gains incentive fee, payable at the end of each calendar year in arrears, equals 17.5% of cumulative realized capital gains from the Listing Date to the end of each calendar year, less cumulative realized capital losses and unrealized capital depreciation from the Listing Date to the end of each calendar year, less the aggregate amount of any previously paid capital gains incentive fee for prior periods. In no event will the capital gains incentive fee payable pursuant to the Investment Advisory Agreement be in excess of the amount permitted by the Advisers Act, including Section 205 thereof.

        There were no incentive fees for the six months ended June 30, 2019 and 2018 or the years ended December 31, 2018, 2017 and 2016.

        The Adviser also serves as investment adviser to Owl Rock Capital Corporation II. Owl Rock Capital Corporation II is a corporation formed under the laws of the State of Maryland that, like us, has elected to be treated as a BDC under the 1940 Act. Owl Rock Capital Corporation II's investment objective is similar to ours, which is to generate current income, and to a lesser extent, capital appreciation by targeting investment opportunities with favorable risk-adjusted returns. As of June 30, 2019, Owl Rock Capital Corporation II had raised gross proceeds of approximately $691.8 million, including seed capital contributed by the Adviser in September 2016 and approximately $10.0 million in gross proceeds raised from certain individuals and entities affiliated with the Adviser.

        The Adviser is affiliated with ORTA and ORCPFA, which also are investment advisers and subsidiaries of Owl Rock Capital Partners. ORTA's and ORCPFA's investment teams are led by Douglas I. Ostrover, Marc S. Lipschultz and Craig W. Packer. ORTA serves as investment adviser to Owl Rock Technology Finance Corp. and ORCPFA serves as investment adviser to Owl Rock First Lien Master Fund, L.P. Owl Rock Technology Finance Corp. is a BDC and its investment objective is to maximize total return by generating current income from its debt investments and other income producing securities, and capital appreciation from its equity and equity-linked investments. Owl Rock Technology Finance Corp. has adopted a policy to invest, under normal circumstances, at least 80% of the value of its assets in technology-related companies. Owl Rock Technology Finance Corp. conducts private offerings of its common stock to investors in reliance on exemptions from the registration requirements of the Securities Act. As of June 30, 2019, Owl Rock Technology Finance Corp. had approximately $2.1 billion in total Capital Commitments from investors of which approximately $0.6 billion had been drawn.

        Owl Rock First Lien Master Fund intends to originate and make loans to, and make debt investments in, U.S. middle market companies.

        In addition to Owl Rock Capital Corporation II, Owl Rock Technology Finance Corp. and Owl Rock First Lien Master Fund, the Adviser and its affiliates may provide management or investment advisory services to entities that have overlapping objectives with us. The Adviser and its affiliates may face conflicts in the allocation of investment opportunities to us and others. In order to address these conflicts, the Owl Rock Advisers have put in place an allocation policy that addresses the allocation of investment opportunities as well as co-investment restrictions under the 1940 Act.

  Administration Agreement

        On March 1, 2016, the Company entered into the Administration Agreement with the Adviser, which was re-approved by the Board, including a majority of our independent directors, on February 27, 2019. Under the terms of the Administration Agreement, the Adviser performs, or oversees the performance of, required administrative services, which includes providing office space, equipment and office services, maintaining financial records, preparing reports to shareholders and reports filed with the SEC, and managing the payment of expenses and the performance of administrative and professional services rendered by others.

        The Administration Agreement also provides that the Company will reimburse the Adviser for certain organization costs incurred prior to the commencement of the Company's operations, and for certain offering costs.

        The Company reimburses the Adviser for services performed for it pursuant to the terms of the Administration Agreement. In addition, pursuant to the terms of the Administration Agreement, the Adviser may delegate its obligations under the Administration Agreement to an affiliate or to a third party and the Company will reimburse the Adviser for any services performed for it by such affiliate or third party.

        Unless earlier terminated as described below, the Administration Agreement will remain in effect until March 1, 2020 and from year to year thereafter if approved annually by (1) the vote of the Board, or by the vote of a majority of its outstanding voting securities, and (2) the vote of a majority of the Company's directors who are not "interested persons" of the Company, of the Adviser or of any of their respective affiliates, as defined in the 1940 Act. The Administration Agreement may be terminated at any time, without the payment of any penalty, on 60 days' written notice, by the vote of a majority of the outstanding voting securities of the Company, or by the vote of the Board or by the Administrator.

        No person who is an officer, director, or employee of the Adviser or its affiliates and who serves as a director of the Company receives any compensation from the Company for his or her services as a director. However, the Company reimburses the Adviser (or its affiliates) for an allocable portion of the compensation paid by the Adviser or its affiliates to the Company's Chief Compliance Officer, Chief Financial Officer, and their respective staffs (based on the percentage of time those individuals devote, on an estimated basis, to the business and affairs of the Company). Directors who are not affiliated with the Adviser receive compensation for their services and reimbursement of expenses incurred to attend meetings.

        For the six months ended June 30, 2019 and 2018 the Company incurred expenses of approximately $2.8 million and $1.6 million, respectively, for costs and expenses reimbursable to the Adviser under the terms of the Administration Agreement. For the years ended December 31, 2018, 2017 and 2016, the Company incurred expenses of approximately $3.7 million, $3.3 million and $2.8 million, respectively, for costs and expenses reimbursable to the Adviser under the terms of the Administration Agreement.

  License Agreement

        We have also entered into the License Agreement with an affiliate of Owl Rock Capital Partners, pursuant to which we were granted a non-exclusive license to use the name "Owl Rock." Under the License Agreement, we have a right to use the Owl Rock name for so long as the Adviser or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we have no legal right to the "Owl Rock" name or logo.

  Certain Business Relationships

        Certain of our current directors and officers are directors or officers of the Adviser or its affiliates. See "Management—Biographical Information."

  Related-Party Transactions

        For a discussion of our Investment Advisory Agreement, Administration Agreement and License Agreement, see "Management and Other Agreements."

  Review, Approval or Ratification of Transactions with Related Persons

        The Audit Committee is required to review and approve any transactions with related persons (as such term is defined in Item 404 of Regulation S-K).

  Affiliated Transaction

        We may be prohibited under the 1940 Act from conducting certain transactions with our affiliates without prior approval of our directors who are not interested person, and in some case, the prior approval of the SEC. We, the Adviser and certain affiliates have been granted exemptive relief by the SEC to co-invest with other funds managed by the Adviser or its affiliates, including Owl Rock Capital Corporation II, and Owl Rock Technology Finance Corp., in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. Pursuant to such exemptive relief, we generally are permitted to co-invest with certain of our affiliates if a "required majority" (as defined in Section 57(o) of the 1940 Act) of our independent directors make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transaction, including the consideration to be paid, are reasonable and fair to us and our shareholders and do not involve overreaching of us or our shareholders on the part of any person concerned, (2) the transaction is consistent with the interests of our shareholders and is consistent with our investment objective and strategies, and (3) the investment by our affiliates would not disadvantage us, and our participation would not be on a basis different from or less advantageous than that on which our affiliates are investing. The Owl Rock Advisers' allocation policy incorporates the conditions of the exemptive relief and seeks to ensure equitable allocation of investment opportunities between the Company, Owl Rock Capital Corporation II, Owl Rock Technology Finance Corp. and/or other funds managed by the Adviser or its affiliates. As a result of exemptive relief, there could be significant overlap in the Company's investment portfolio and the investment portfolio of Owl Rock Capital Corporation II, Owl Rock Technology Finance Corp. and/or other funds established by the Adviser or its affiliates that could avail themselves of the exemptive relief.

 CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

        Beneficial ownership is determined in accordance with the rules and regulations of the SEC. These rules generally provide that a person is the beneficial owner of securities if such person has or shares the power to vote or direct the voting thereof, or to dispose or direct the disposition thereof or has the right to acquire such powers within 60 days. The following table sets forth, as of September 19, 2019, the beneficial ownership as indicated in the Company's books and records of each current director, the nominees for director, the Company's executive officers, the executive officers and directors as a group, and each person known to us to beneficially own 5% or more of the outstanding shares of our common stock.

        The percentage ownership is based on 385,189,762 shares of common stock outstanding as of September 19, 2019. To our knowledge, except as indicated in the footnotes to the table, each of the shareholders listed below has sole voting and/or investment power with respect to shares beneficially owned by such shareholder.

Name and Address	Number of Shares Owned	Percentage of Class Outstanding
5% Owners
Regents of the University of California(1)	41,220,311	11%
The State of New Jersey Common Pension Fund E(2)	28,576,565	7%
Interested Directors
Douglas I. Ostrover(3)	6,701,953	2%
Craig W. Packer(4)	131,466	*
Alan Kirshenbaum	27,993	*
Independent Directors
Brian Finn(5)	35,778	*
Edward D'Alelio	—	—
Eric Kaye	—	—
Christopher M. Temple	—	—
Executive Officers
Karen Hager	—	—
Bryan Cole	—	—
Alexis Maged	—	—
All officers and directors as a group (10 persons)(6)	6,897,190	2%

*
Less than 1%.

(1)
The address of Regents of the University of California is 1111 Broadway, 21st Floor, Oakland, CA 94607.

(2)
The principal address of The State of New Jersey Common Pension Fund E is 50 West State Street, 9th Floor, PO Box 290, Trenton, NJ 08625-0290.

(3)
Includes 5,026,465 shares held directly by Mr. Ostrover and 1,675,488 shares held by DIO Family LLC, a Delaware limited liability company controlled by Julia Ostrover, Mr. Ostrover's wife.

(4)
Includes 65,733 shares held directly by Mr. Packer and 65,733 shares held by Mr. Packer's wife.

(5)
Shares are held by Marstar Investments, LLC, a Delaware limited liability company of which Mr. Finn is the administrator. Mr. Finn disclaims beneficial ownership of these securities except to the extent of his pecuniary interest therein.

(6)
The address for each of the directors and officers is c/o Owl Rock Capital Corporation, 399 Park Avenue, 38th floor, New York, New York 10022.

Equity Owned by Directors in the Company

        The table below shows the dollar range of equity securities of the Company and the aggregate dollar range of equity securities of the Fund Complex that were beneficially owned by each director as of July 1, 2019 stated as one of the following dollar ranges: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000; or Over $100,000. For purposes of this registration statement, the term "Fund Complex" is defined to include the Company, Owl Rock Capital Corporation II and Owl Rock Technology Finance Corp.

Name of Director	Dollar Range of Equity Securities in Owl Rock Capital Corporation(1)(2)		Aggregate Dollar Range of Equity Securities in the Fund Complex(1)(3)
Interested Directors
Douglas I. Ostrover	over $	100,000	over $	100,000
Craig W. Packer	over $	100,000	over $	100,000
Alan Kirshenbaum	over $	100,000	over $	100,000
Independent Directors
Brian Finn	over $	100,000	over $	100,000
Edward D'Alelio		—		—
Eric Kaye		—		—
Christopher M. Temple		—		—

(1)
Beneficial ownership determined in accordance with Rule 16a-1(a)(2) promulgated under the 1934 Act.

(2)
The dollar range of equity securities of the Company beneficially owned by directors of the Company, if applicable, is calculated by multiplying the net asset value per share of the Company as of June 30, 2019, times the number of shares beneficially owned.

(3)
The dollar range of Equity Securities in the Fund Complex beneficially owned by directors of the Company, if applicable, is the sum of (x) the product obtained by multiplying the current net offering price of Owl Rock Capital Corporation II, times the number of shares of Owl Rock Capital Corporation II beneficially owned, (y) the product obtained by multiplying the net asset value per share of Owl Rock Technology Finance Corp. as of June 30, 2019 by the number of shares of Owl Rock Technology Finance Corp. beneficially owned, and (z) the total dollar range of equity securities in the Company beneficially owned by the director.

 DETERMINATION OF NET ASSET VALUE

        Investment transactions are recorded on the trade date. Realized gains or losses are measured by the difference between the net proceeds received (excluding prepayment fees, if any) and the amortized cost basis of the investment using the specific identification method without regard to unrealized gains or losses previously recognized, and include investments charged off during the period, net of recoveries. The net change in unrealized gains or losses primarily reflects the change in investment values, including the reversal of previously recorded unrealized gains or losses with respect to investments realized during the period.

        Investments for which market quotations are readily available are typically valued at the bid price of those market quotations. To validate market quotations, we will utilize a number of factors to determine if the quotations are representative of fair value, including the source and number of the quotations. Debt and equity securities that are not publicly traded or whose market prices are not readily available, as is the case for substantially all of our investments, are valued at fair value as determined in good faith by the Board, based on, among other things, the input of the Adviser, the Audit Committee and independent third-party valuation firm(s) engaged at the direction of the Board.

        As part of the valuation process, the Board takes into account relevant factors in determining the fair value of our investments, including: the estimated enterprise value of a portfolio company (i.e., the total fair value of the portfolio company's debt and equity), the nature and realizable value of any collateral, the portfolio company's ability to make payments based on its earnings and cash flow, the markets in which the portfolio company does business, a comparison of the portfolio company's securities to any similar publicly traded securities, and overall changes in the interest rate environment and the credit markets that may affect the price at which similar investments may be made in the future. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, the Board considers whether the pricing indicated by the external event corroborates its valuation.

        The Board undertakes a multi-step valuation process, which includes, among other procedures, the following:

  •
  With respect to investments for which market quotations are readily available, those investments will typically be valued at the bid price of those market quotations;

  •
  With respect to investments for which market quotations are not readily available, the valuation process begins with the independent valuation firm(s) providing a preliminary valuation of each investment to the Adviser's valuation committee;

  •
  Preliminary valuation conclusions are documented and discussed with the Adviser's valuation committee. Agreed upon valuation recommendations are presented to the Audit Committee;

  •
  The Audit Committee reviews the valuation recommendations and recommends values for each investment to the Board; and

  •
  The Board reviews the recommended valuations and determines the fair value of each investment.

        We conduct this valuation process on a quarterly basis.

        We apply Financial Accounting Standards Board Accounting Standards Codification 820, Fair Value Measurements ("ASC 820"), as amended, which establishes a framework for measuring fair value in accordance with U.S. GAAP and required disclosures of fair value measurements. ASC 820 determines fair value to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date. Market participants are defined as buyers and sellers in the principal or most advantageous market (which may be a hypothetical market) that are independent, knowledgeable, and willing and able to transact. In accordance with ASC 820, we consider its principal market to be the market that has the greatest volume and level of activity. ASC 820 specifies a fair value hierarchy that prioritizes and ranks the level of observability of inputs used in determination of fair value. In accordance with ASC 820, these levels are summarized below:

  •
  Level 1—Valuations based on quoted prices in active markets for identical assets or liabilities that we have the ability to access.

  •
  Level 2—Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

  •
  Level 3—Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

        Transfers between levels, if any, are recognized at the beginning of the quarter in which the transfer occurred. In addition to using the above inputs in investment valuations, we apply the valuation policy approved by our Board that is consistent with ASC 820. Consistent with the valuation policy, we evaluate the source of the inputs, including any markets in which our investments are trading (or any markets in which securities with similar attributes are trading), in determining fair value. When an investment is valued based on prices provided by reputable dealers or pricing services (that is, broker quotes), we subject those prices to various criteria in making the determination as to whether a particular investment would qualify for treatment as a Level 2 or Level 3 investment. For example, we, or the independent valuation firm(s), review pricing support provided by dealers or pricing services in order to determine if observable market information is being used, versus unobservable inputs.

        Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may fluctuate from period to period. Additionally, the fair value of such investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that may ultimately be realized. Further, such investments are generally less liquid than publicly traded securities and may be subject to contractual and other restrictions on resale. If we were required to liquidate a portfolio investment in a forced or liquidation sale, it could realize amounts that are different from the amounts presented and such differences could be material.

        In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected herein.

        The net asset value per share of our outstanding shares of common stock is determined quarterly by dividing the value of total assets minus liabilities by the total number of shares outstanding.

  Determinations in Connection with Offerings

        In connection with certain future offerings of shares of our common stock, our Board or an authorized committee thereof will be required to make the determination that we are not selling shares of our common stock at a price below the then current net asset value of our common stock, exclusive of any distributing commission or discount (which net asset value shall be determined as of a time within 48 hours, excluding Sunday and holidays, next preceding the time of such determination). Our Board or an authorized committee thereof will consider the following factors, among others, in making such a determination:

  •
  the net asset value of our common stock disclosed in the most recent periodic report that we filed with the SEC;

  •
  our management's assessment of whether any material change in the net asset value of our common stock has occurred (including through the realization of gains on the sale of our portfolio securities) during the period beginning on the date of the most recently disclosed net asset value of our common stock and ending as of a time within 48 hours (excluding Sundays and holidays) of the sale of our common stock; and

  •
  the magnitude of the difference between (i) a value that our Board or an authorized committee thereof has determined reflects the current (as of a time within 48 hours, excluding Sundays and holidays) net asset value of our common stock, which is based upon the net asset value of our common stock disclosed in the most recent periodic report that we filed with the SEC, as adjusted to reflect our management's assessment of any material change in the net asset value of our common stock since the date of the most recently disclosed net asset value of our common stock, and (ii) the offering price of the shares of our common stock in the proposed offering.

        Moreover, to the extent that there is a possibility that we may (i) issue share of common stock at a price per share below the then current net asset value per share at the time at which the sale is made or (ii) trigger the undertaking (which we provide in certain registration statements we file with the SEC) to suspend the offering of shares of our common stock if the net asset value per share fluctuates by certain amounts in certain circumstances until the prospectus is amended, our Board will elect, in the case of clause (i) above, either to postpone the offering until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine the net asset value per share of common stock within two days prior to any such sale to ensure that such sale will not be below our then current net asset value per share, and, in the case of clause (ii) above, to comply with such undertaking or to undertake to determine the net asset value per share to ensure that such undertaking has not been triggered.

        These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records that we are required to maintain under the 1940 Act.

DIVIDEND REINVESTMENT PLAN

        Pursuant to the second amended and restated dividend reinvestment plan we will reinvest all cash distributions declared by the Board on behalf of our shareholders who do not elect to receive their distribution in cash as provided below. As a result, if the Board authorizes, and we declare, a cash dividend or other distribution, then our shareholders who have not opted out of our dividend reinvestment plan will have their cash distributions automatically reinvested in additional shares of our common stock as described below, rather than receiving the cash dividend or other distribution.

        If newly issued shares are used to implement the dividend reinvestment plan, the number of shares to be issued to a shareholder will be determined by dividing the total dollar amount of the cash dividend or distribution payable to a shareholder by the market price per share of our common stock at the close of regular trading on the New York Stock Exchange on the payment date of a distribution, or if no sale is reported for such day, the average of the reported bid and ask prices. However, if the market price per share on the payment date of a cash dividend or distribution exceeds the most recently computed net asset value per share, we will issue shares at the greater of (i) the most recently computed net asset value per share and (ii) 95% of the current market price per share (or such lesser discount to the current market price per share that still exceeded the most recently computed net asset value per share). For example, if the most recently computed net asset value per share is $15.00 and the market price on the payment date of a cash dividend is $14.00 per share, we will issue shares at $14.00 per share. If the most recently computed net asset value per share is $15.00 and the market price on the payment date of a cash dividend is $16.00 per share, we will issue shares at $15.20 per share (95% of the current market price). If the most recently computed net asset value per share is $15.00 and the market price on the payment date of a cash dividend is $15.50 per share, we will issue shares at $15.00 per share.

        If shares are purchased in the open market to implement the dividend reinvestment plan, the number of shares to be issued to a shareholder shall be determined by dividing the dollar amount of the cash dividend payable to such shareholder by the weighted average price per share for all shares purchased by the plan administrator in the open market in connection with the dividend.

        No action is required on the part of a registered shareholder to have his, her or its cash dividend or other distributions reinvested in shares of our common stock. A registered shareholder is able to elect to receive an entire cash dividend or other distribution in cash by notifying the Adviser in writing so that such notice is received by the Adviser no later than ten days prior to the record date for distributions to the shareholders.

        There are no brokerage charges or other charges to shareholders who participate in the plan.

        The plan is terminable by us upon notice in writing mailed to each shareholder of record at least 30 days prior to any record date for the payment of any distribution by us.

        During each quarter, but in no event later than 30 days after the end of each calendar quarter, our transfer agent or another designated agent will mail and/or make electronically available to each participant in the dividend reinvestment plan, a statement of account describing, as to such participant, the distributions received during such quarter, the number of shares of our common stock purchased during such quarter, and the per share purchase price for such shares. Annually, as required by the Code, we (or the applicable withholding agent) will include tax information for income earned on shares under the dividend reinvestment plan on a Form 1099-DIV that is mailed to shareholders subject to IRS tax reporting. We reserve the right to amend, suspend or terminate the dividend reinvestment plan. Any distributions reinvested through the issuance of shares through our dividend reinvestment plan will increase our gross assets on which the base management fee and the incentive fee are determined and paid under the Investment Advisory Agreement. State Street Bank and Trust Company acts as the administrator of the dividend reinvestment plan.

        For additional discussion regarding the tax implications of participation in the dividend reinvestment plan, see "Certain U.S. Federal Income Tax Considerations". Additional information about the dividend reinvestment plan may be obtained by contacting shareholder services for Owl Rock Capital Corporation at (212) 419-3000.

 CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

        The following discussion is a general summary of certain U.S. federal income tax considerations applicable to us and to an investment in our common stock. This discussion does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, this discussion does not describe tax consequences that we have assumed to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including persons who hold our common stock as part of a straddle or a hedging, integrated or constructive sale transaction, persons subject to the alternative minimum tax, tax-exempt organizations, insurance companies, brokers or dealers in securities, pension plans and trusts, persons whose functional currency is not the U.S. dollar, U.S. expatriates, regulated investment companies, real estate investment trusts, personal holding companies, persons who acquire an interest in the Company in connection with the performance of services, and financial institutions. Such persons should consult with their own tax advisers as to the U.S. federal income tax consequences of an investment in our common stock, which may differ substantially from those described herein. This discussion assumes that shareholders hold our common stock as capital assets (within the meaning of the Code).

        The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this Registration Statement and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service regarding any matter discussed herein. Prospective investors should be aware that, although we intend to adopt positions we believe are in accord with current interpretations of the U.S. federal income tax laws, the Internal Revenue Service ("IRS") may not agree with the tax positions taken by us and that, if challenged by the IRS, our tax positions might not be sustained by the courts. This summary does not discuss any aspects of U.S. estate, alternative minimum, or gift tax or foreign, state or local tax. It also does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

        For purposes of this discussion, a "U.S. Shareholder" generally is a beneficial owner of our common stock that is for U.S. federal income tax purposes:

  •
  a citizen or individual resident of the United States;

  •
  a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) organized in or under the laws of the U.S. or of any political subdivision thereof;

  •
  a trust that is subject to the supervision of a court within the U.S. and the control of one or more U.S. persons or that has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a U.S. person; or

  •
  an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

        A "Non-U.S. Shareholder" is a beneficial owner of our common stock that is not a U.S. Shareholder or a partnership for U.S. tax purposes.

        If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. Any partner of a partnership holding our common stock should consult its tax advisers with respect to the purchase, ownership and disposition of such shares.

        Tax matters are very complicated and the tax consequences to an investor of an investment in our common stock will depend on the facts of his, her or its particular situation.

  Taxation as a Regulated Investment Company

        We have elected to be treated, and intend to qualify each year, as a RIC. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that we distribute to our shareholders as dividends. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to obtain RIC tax benefits, we must distribute to our shareholders, for each taxable year, at least 90% of our "investment company taxable income," which is generally our ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses (the "Annual Distribution Requirement").

        If we:

  •
  qualify as a RIC; and

  •
  satisfy the Annual Distribution Requirement,

then we will not be subject to U.S. federal income tax on the portion of our income and capital gains that we timely distribute (or are deemed to distribute) to our shareholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to our shareholders.

        We will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (i) 98% of our net ordinary income for each calendar year, (ii) 98.2% of the amount by which our capital gains exceed our capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 in that calendar year and (iii) certain undistributed amounts from previous years on which we paid no corporate level U.S. federal income tax (the "Excise Tax Avoidance Requirement"). While we intend to distribute any income and capital gains in order to avoid imposition of this 4% U.S. federal excise tax, we may not be successful in avoiding entirely the imposition of this tax. In that case, we will be liable for the tax only on the amount by which we do not meet the foregoing distribution requirement.

        In order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things:

  •
  continue to qualify as a BDC under the 1940 Act at all times during each taxable year;

  •
  derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to loans of certain securities, gains from the sale of stock or other securities or foreign currencies, net income from certain "qualified publicly traded partnerships," or other income derived with respect to our business of investing in such stock or securities (the "90% Income Test"); and

  •
  diversify our holdings so that at the end of each quarter of the taxable year:

  •
  at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

  •
  no more than 25% of the value of our assets is invested in the (i) securities, other than U.S. government securities or securities of other RICs, of one issuer, (ii) securities of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or (iii) securities of one or more "qualified publicly traded partnerships" (the "Diversification Tests").

        We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as PIK interest and deferred loan origination fees that are paid after origination of the loan. Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our shareholders in order to satisfy the Annual Distribution Requirement, even though we will not have received the corresponding cash amount.

        Although we do not presently expect to do so, we are authorized to borrow funds, to sell assets and to make taxable distributions of our stock and debt securities in order to satisfy distribution requirements. Our ability to dispose of assets to meet our distribution requirements may be limited by (i) the illiquid nature of our portfolio and/or (ii) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous. If we are unable to obtain cash from other sources to satisfy the Annual Distribution Requirement, we may fail to qualify for tax treatment as a RIC and become subject to tax as an ordinary corporation.

        Under the 1940 Act, we are not permitted to make distributions to our shareholders while our debt obligations and other senior securities are outstanding unless certain "asset coverage" tests are met. If we are prohibited from making distributions, we may fail to qualify for tax treatment as a RIC and become subject to tax as an ordinary corporation.

        Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things: (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income; (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (iv) cause us to recognize income or gain without a corresponding receipt of cash; (v) adversely affect the time as to when a purchase or sale of securities is deemed to occur; (vi) adversely alter the characterization of certain complex financial transactions; and (vii) produce income that will not be qualifying income for purposes of the 90% Income Test described above. We will monitor our transactions and may make certain tax decisions in order to mitigate the potential adverse effect of these provisions.

        A RIC is limited in its ability to deduct expenses in excess of its "investment company taxable income" (which is, generally, ordinary income plus the excess of net short-term capital gains over net long-term capital losses). If our expenses in a given year exceed investment company taxable income, we would experience a net operating loss for that year. However, a RIC is not permitted to carry forward net operating losses to subsequent years. In addition, expenses can be used only to offset investment company taxable income, not net capital gain. Due to these limits on the deductibility of expenses, we may, for tax purposes, have aggregate taxable income for several years that we are required to distribute and that is taxable to our shareholders even if such income is greater than the aggregate net income we actually earned during those years. Such required distributions may be made from our cash assets or by liquidation of investments, if necessary. We may realize gains or losses from such liquidations. In the event we realize net capital gains from such transactions, a shareholder may receive a larger capital gain distribution than it would have received in the absence of such transactions.

        Investment income received from sources within foreign countries, or capital gains earned by investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty can be as high as 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle us to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of our assets to be invested within various countries is not now known. We do not anticipate being eligible for the special election that allows a RIC to treat foreign income taxes paid by such RIC as paid by its stockholders.

        If we purchase shares in a "passive foreign investment company," or PFIC, we may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by us to our stockholders. Additional charges in the nature of interest may be imposed on us in respect of deferred taxes arising from such distributions or gains. If we invest in a PFIC and elect to treat the PFIC as a "qualified electing fund" under the Code, or QEF, in lieu of the foregoing requirements, we will be required to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed to us. Alternatively, we can elect to mark-to-market at the end of each taxable year our shares in a PFIC; in this case, we will recognize as ordinary income any increase in the value of such shares and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in income. Under either election, we may be required to recognize in a year income in excess of our distributions from PFICs and our proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of the 4% U.S. federal excise tax. We intend to limit and/or manage our holdings in PFICs to minimize our liability for any taxes and related interest charges.

        Foreign exchange gains and losses realized by us in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions that generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to our stockholders. Any such transactions that are not directly related to our investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of "qualifying income" from which a RIC must derive at least 90% of its annual gross income.

        In accordance with certain applicable Treasury regulations and guidance published by the IRS, a RIC may treat a distribution of its own stock as fulfilling its RIC distribution requirements if each stockholder may elect to receive his or her entire distribution in either cash or stock of the RIC, subject to a limitation that the aggregate amount of cash to be distributed to all stockholders must be at least 20% of the aggregate declared distribution. If too many stockholders elect to receive cash, the cash available for distribution must be allocated among stockholders electing to receive cash (with the balance of the distribution paid in stock). In no event will any stockholder, electing to receive cash, receive less than the lesser of (a) the portion of the distribution such stockholder elected to receive in cash, or (b) an amount equal to his or her entire distribution times the percentage limitation on cash available for distribution. If these and certain other requirements are met, for U.S. federal income tax purposes, the amount of the dividend paid in stock will be equal to the amount of cash that could have been received instead of stock. We have no current intention of paying dividends in shares of our stock in accordance with these Treasury regulations or published guidance.

  Failure to Qualify as a RIC

        If we fail to qualify for treatment as a RIC, and certain amelioration provisions are not applicable, we would be subject to tax on all of our taxable income (including our net capital gains) at regular corporate rates. We would not be able to deduct distributions to our shareholders, nor would they be required to be made. Distributions, including distributions of net long-term capital gain, would generally be taxable to our shareholders as ordinary dividend income to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, our corporate shareholders would be eligible to claim a dividend received deduction with respect to such dividend;

our non-corporate shareholders would generally be able to treat such dividends as "qualified dividend income," which is subject to reduced rates of U.S. federal income tax. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholder's tax basis, and any remaining distributions would be treated as a capital gain. In order to requalify as a RIC, in addition to the other requirements discussed above, we would be required to distribute all of our previously undistributed earnings attributable to the period we failed to qualify as a RIC by the end of the first year that we intend to requalify as a RIC. If we fail to requalify as a RIC for a period greater than two taxable years, we may be subject to regular corporate tax on any net built-in gains with respect to certain of our assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if we had been liquidated) that we elect to recognize on requalification or when recognized over the next five years.

        The remainder of this discussion assumes that we qualify for RIC tax treatment for each taxable year.

  Taxation of U.S. Shareholders

        Distributions by us generally are taxable to U.S. Shareholders as ordinary income or capital gains. Distributions of our "investment company taxable income" (which is, generally, our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. Shareholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares of our common stock. To the extent such distributions paid by us to our shareholders taxed at individual rates are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions ("Qualifying Dividends") may be eligible for a current maximum tax rate of 20%. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the 20% maximum rate applicable to Qualifying Dividends. Distributions of our net capital gains (which are generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by us as "capital gain dividends" will be taxable to a U.S. Shareholder as long-term capital gains that are currently taxable at a maximum rate of 20% in the case of our shareholders taxed at individual rates, regardless of the U.S. Shareholder's holding period for his, her or its shares of our common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. Shareholder's adjusted tax basis in such shareholder's shares of our common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. Shareholder.

        We may retain some or all of our realized net long-term capital gains in excess of realized net short-term capital losses, but designate the retained net capital gain as a "deemed distribution." In that case, among other consequences, we will pay tax on the retained amount, each U.S. Shareholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. Shareholder, and the U.S. Shareholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. If the amount of tax that a U.S. Shareholder is treated as having paid exceeds the tax such shareholder owes on the capital gain distribution, such excess generally may be refunded or claimed as a credit against the U.S. Shareholder's other U.S. federal income tax obligations. The amount of the deemed distribution net of such tax will be added to the U.S. Shareholder's cost basis for his, her or its shares of our common stock. In order to utilize the deemed distribution approach, we must provide written notice to our shareholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a deemed distribution.

        For purposes of determining (i) whether the Annual Distribution Requirement is satisfied for any year and (ii) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. Shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to our shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. Shareholders on December 31 of the year in which the dividend was declared.

        With respect to the reinvestment of dividends, if a U.S. Shareholder owns shares of our common stock registered in its own name, the U.S. Shareholder will have all cash distributions automatically reinvested in additional shares of our common stock unless the U.S. Shareholder opts out of the reinvestment of dividends by delivering a written notice to our dividend paying agent prior to the record date of the next dividend or distribution. Any distributions reinvested will nevertheless remain taxable to the U.S. Shareholder. The U.S. Shareholder will have an adjusted basis in the additional shares of our common stock purchased through the reinvestment equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. Shareholder's account.

        If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution. However, the shareholder will be taxed on the distribution as described above, despite the fact that, economically, it may represent a return of his, her or its investment.

        A U.S. Shareholder generally will recognize taxable gain or loss if the U.S. Shareholder sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such U.S. Shareholder's adjusted tax basis in our common stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the U.S. Shareholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

        In general, U.S. Shareholders taxed at individual rates currently are subject to a maximum U.S. federal income tax rate of 20% on their recognized net capital gain (i.e., the excess of recognized net long-term capital gains over recognized net short-term capital losses, subject to certain adjustments), including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by such U.S. Shareholders. In addition, individuals with modified adjusted gross incomes in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% tax on their "net investment income," which generally includes gross income from interest, dividends, annuities, royalties, and rents, and net capital gains (other than certain amounts earned from trades or businesses), reduced by certain deductions allocable to such income. Corporate U.S. Shareholders currently are subject to U.S. federal income tax on net capital gain at the maximum 21% rate also applied to ordinary income. Non-corporate U.S. Shareholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year. Any net capital losses of a non-corporate U.S. Shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. Shareholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

        Under applicable Treasury regulations, if a U.S. Shareholder recognizes a loss with respect to shares of $2 million or more for a non-corporate U.S. Shareholder or $10 million or more for a corporate U.S. Shareholder in any single taxable year (or a greater loss over a combination of years), the U.S. Shareholder must file with the IRS a disclosure statement on Form 8886. Direct U.S. Shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, U.S. Shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to U.S. Shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. U.S. Shareholders should consult their own tax advisers to determine the applicability of these regulations in light of their individual circumstances.

        We (or the applicable withholding agent) will send to each of our U.S. Shareholders, as promptly as possible after the end of each calendar year, a notice reporting the amounts includible in such U.S. Shareholder's taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year's distributions generally will be reported to the IRS (including the amount of dividends, if any, eligible for the 20% maximum rate). Dividends paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because our income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. Shareholder's particular situation.

        We may be required to withhold U.S. federal income tax ("backup withholding") from all distributions to certain U.S. Shareholders (i) who fail to furnish us with a correct taxpayer identification number or a certificate that such shareholder is exempt from backup withholding or (ii) with respect to whom the IRS notifies us that such shareholder furnished an incorrect taxpayer identification number or failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual's taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. Shareholder's federal income tax liability, provided that proper information is provided to the IRS.

        U.S. stockholders that hold their common stock through foreign accounts or intermediaries will be subject to U.S. withholding tax at a rate of 30% on dividends if certain disclosure requirements related to U.S. accounts are not satisfied.

  Taxation of Tax-Exempt Shareholders

        A U.S. Shareholder that is a tax-exempt organization for U.S. federal income tax purposes and therefore generally exempt from U.S. federal income taxation may nevertheless be subject to taxation to the extent that it is considered to derive unrelated business taxable income ("UBTI"). The direct conduct by a tax-exempt U.S. Shareholder of the activities we propose to conduct could give rise to UBTI. However, a BDC is a corporation for U.S. federal income tax purposes and its business activities generally will not be attributed to its shareholders for purposes of determining their treatment under current law. Therefore, a tax-exempt U.S. Shareholder generally should not be subject to U.S. taxation solely as a result of the shareholder's ownership of our common stock and receipt of dividends with respect to such common stock. Moreover, under current law, if we incur indebtedness, such indebtedness will not be attributed to a tax-exempt U.S. Shareholder. Therefore, a tax-exempt U.S. Shareholder should not be treated as earning income from "debt-financed property" and dividends we pay should not be treated as "unrelated debt-financed income" solely as a result of indebtedness that we incur. Legislation has been introduced in Congress in the past, and may be introduced again in the future, which would change the treatment of "blocker" investment vehicles interposed between tax-exempt investors and non-qualifying investments if enacted. In the event that any such proposals were to be adopted and applied to BDCs, the treatment of dividends payable to tax-exempt investors could be adversely affected. In addition, special rules would apply if we were to invest in certain real estate mortgage investment conduits or taxable mortgage pools, which we do not currently plan to do, that could result in a tax-exempt U.S. Shareholder recognizing income that would be treated as UBTI.

  Taxation of Non-U.S. Shareholders

        The following discussion only applies to certain Non-U.S. Shareholders. Whether an investment in the shares is appropriate for a Non-U.S. Shareholder will depend upon that person's particular circumstances. An investment in the shares by a Non-U.S. Shareholder may have adverse tax consequences. Non-U.S. Shareholders should consult their tax advisers before investing in our common stock.

        Distributions of our "investment company taxable income" to Non-U.S. Shareholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to Non-U.S. Shareholders directly) will be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless an applicable exception applies. No withholding is required with respect to certain distributions if (i) the distributions are properly reported as "interest-related dividends" or "short-term capital gain dividends," (ii) the distributions are derived from sources specified in the Code for such dividends and (iii) certain other requirements are satisfied. No assurance can be provided as to whether any of our distributions will be reported as eligible for this exemption. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. Shareholder, we will not be required to withhold federal tax if the Non-U.S. Shareholder complies with applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a Non-U.S. Shareholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.)

        Actual or deemed distributions of our net capital gains to a Non-U.S. Shareholder, and gains realized by a Non-U.S. Shareholder upon the sale of our common stock, will generally not be subject to federal withholding tax and generally will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. Shareholder.

        Under our reinvestment of dividends policy, if a Non-U.S. Shareholder owns shares of our common stock registered in its own name, the Non-U.S. Shareholder will have all cash distributions automatically reinvested in additional shares of our common stock unless the Non-U.S. Shareholder opts out of the reinvestment of dividends by delivering a written notice to our dividend paying agent prior to the record date of the next dividend or distribution. See "Item 1(c). Description of Business—Dividend Reinvestment Plan." If the distribution is a distribution of our investment company taxable income, is not reported by us as a short-term capital gains dividend or interest-related dividend and it is not effectively connected with a U.S. trade or business of the Non-U.S. Shareholder (or, if required by an applicable income tax treaty, is not attributable to a U.S. permanent establishment of the Non-U.S. Shareholder), the amount distributed (to the extent of our current or accumulated earnings and profits) will be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable treaty) and only the net after-tax amount will be reinvested in our common stock. The Non-U.S. Shareholder will have an adjusted basis in the additional common shares purchased through the reinvestment equal to the amount reinvested. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the Non-U.S. Shareholder's account.

        The tax consequences to Non-U.S. Shareholders entitled to claim the benefits of an applicable tax treaty or that are individuals that are present in the U.S. for 183 days or more during a taxable year may be different from those described herein. Non-U.S. Shareholders are urged to consult their tax advisers with respect to the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes.

        If we distribute our net capital gains in the form of deemed rather than actual distributions, a Non-U.S. Shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the shareholder's allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. Shareholder must obtain a U.S. taxpayer identification number and file a refund claim even if the Non-U.S. Shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate Non-U.S. Shareholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional "branch profits tax" at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be advisable for a Non-U.S. Shareholder.

        We must generally report to our Non-U.S. Shareholders and the IRS the amount of dividends paid during each calendar year and the amount of any tax withheld. Information reporting requirements may apply even if no withholding was required because the distributions were effectively connected with the Non-U.S. Shareholder's conduct of a United States trade or business or withholding was reduced or eliminated by an applicable income tax treaty. This information also may be made available under a specific treaty or agreement with the tax authorities in the country in which the Non-U.S. Shareholder resides or is established. Under U.S. federal income tax law, interest, dividends and other reportable payments may, under certain circumstances, be subject to "backup withholding" at the then applicable rate (currently 24%). Backup withholding, however, generally will not apply to distributions to a Non-U.S. Shareholder of our common stock, provided the Non-U.S. Shareholder furnishes to us the required certification as to its non-U.S. status, such as by providing a valid IRS Form W-8BEN, IRS Form W-8BEN-E, or IRS Form W-8ECI, or certain other requirements are met. Backup withholding is not an additional tax but can be credited against a Non-U.S. Shareholder's federal income tax, and may be refunded to the extent it results in an overpayment of tax and the appropriate information is timely supplied to the IRS.

        Legislation commonly referred to as the "Foreign Account Tax Compliance Act," or "FATCA," generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions ("FFIs") unless such FFIs either (i) enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners) or (ii) reside in a jurisdiction that has entered into an intergovernmental agreement ("IGA") with the United States to collect and share such information and are in compliance with the terms of such IGA and any related laws or regulations implementing such IGA. The types of income subject to the tax include U.S. source interest and dividends. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and certain transaction activity within the holder's account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to a foreign entity that is not a financial institution unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. Depending on the status of a Non-U.S. Shareholder and the status of the intermediaries through which they hold their shares, Non-U.S. Shareholders could be subject to this 30% withholding tax with respect to distributions on their shares and proceeds from the sale of their shares. Under certain circumstances, a Non-U.S. Shareholder might be eligible for refunds or credits of such taxes.

        Non-U.S. Shareholders should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

DESCRIPTION OF OUR SECURITIES

        This prospectus contains a summary of our common stock, preferred stock, subscription rights, debt securities and warrants. These summaries are not meant to be a complete description of each security. However, this prospectus and the accompanying prospectus supplement will describe the material terms and conditions for each security.

DESCRIPTION OF OUR CAPITAL STOCK

        The following description is based on relevant portions of the Maryland General Corporation Law (the "MGCL") and on our certificate of incorporation and bylaws. This summary is not necessarily complete, and we refer you to the MGCL and our charter and bylaws for a more detailed description of the provisions summarized below.

  Capital Stock

        Under the terms of our charter, our authorized stock consists solely of 500 million shares of common stock, par value $0.01 per share, and no shares of preferred stock, par value $0.01 per share. As permitted by the MGCL, our charter provides that a majority of the entire Board, without any action by our shareholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue. Our charter also provides that the Board may classify or reclassify any unissued shares of our common stock into one or more classes or series of common stock or preferred stock by setting or changing the preferences, conversion or other rights, voting powers, restrictions, or limitations as to dividends, qualifications, or terms or conditions of redemption of the shares. There is currently no market for our stock, and we can offer no assurances that a market for our stock will develop in the future. Unless the Board determines otherwise, we will issue all shares of our stock in uncertificated form.

        None of our shares of common stock are subject to further calls or to assessments, sinking fund provisions, obligations or potential liabilities associated with ownership of the security (not including investment risks).

        The following presents our outstanding classes of securities as of September 19, 2019:

Title of Class	Amount Authorized	Amount Held by Us or for Our Account	Amount Outstanding Exclusive of Amount Held by Us or for Our Account
Common Stock	500,000,000	—	385,189,762

  Common Stock

        Under the terms of the charter, all shares of our common stock have equal rights as to dividends, distributions and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Dividends and distributions may be paid to our shareholders if, as and when authorized by the Board and declared out of funds legally available therefor. Shares of our common stock have no preemptive, exchange, conversion or redemption rights and shareholders generally have no appraisal rights. Other than as described below, shares of our common stock are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract and except that, in order to avoid the possibility that our assets could be treated as "plan assets," we may require any person proposing to acquire shares of our common stock to furnish such information as may be necessary to determine whether such person is a Benefit Plan Investor or a controlling person, restrict or prohibit transfers of shares of such stock or redeem any outstanding shares of stock for such price and on such other terms and conditions as may be determined by or at the direction of the Board. Following the Listing Date, without the prior written consent of the Board:

  •
  for 180 days following the Listing Date, a shareholder is not permitted to transfer (whether by sale, gift, merger, by operation of law or otherwise), exchange, assign, pledge, hypothecate or otherwise dispose of or encumber any shares of common stock held by such shareholder prior to the Listing Date;

  •
  for 270 days following the Listing Date, a shareholder is not permitted to transfer (whether by sale, gift, merger, by operation of law or otherwise), exchange, assign, pledge, hypothecate or otherwise dispose of or encumber two-thirds of the shares of common stock held by such shareholder prior to the Listing Date; and

  •
  for 365 days following the Listing Date, a shareholder is not permitted to transfer (whether by sale, gift, merger, by operation of law or otherwise), exchange, assign, pledge, hypothecate or otherwise dispose of or encumber one-third of the shares of common stock held by such shareholder prior to the Listing Date.

        This means that, as a result of these transfer restrictions, without the consent of the Board, a shareholder who owned 99 shares of common stock on the Listing Date could not sell any of such shares for 180 days following the Listing Date; 181 days following the Listing Date, such shareholder could only sell up to 33 of such shares; 271 days following the Listing Date, such shareholder could only sell up to 66 of such shares and 366 days following the Listing Date, such shareholder could sell all of such shares.

        In the event of a liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay or otherwise provide for all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Subject to the rights of holders of any other class or series of stock, each share of our common stock is entitled to one vote on all matters submitted to a vote of our shareholders, including the election of directors, and the shareholders will possess the exclusive voting power. There will be no cumulative voting in the election of directors. Cumulative voting entitles a shareholder to as many votes as equals the number of votes which such holder would be entitled to cast for the election of directors multiplied by the number of directors to be elected and allows a shareholder to cast a portion or all of the shareholder's votes for one or more candidates for seats on the Board. Without cumulative voting, a minority shareholder may not be able to elect as many directors as the shareholder would be able to elect if cumulative voting were permitted. Subject to the special rights of the holders of any class or series of preferred stock to elect directors, each director will be elected by a majority of the votes cast with respect to such director's election, except in the case of a "contested election" (as defined in our bylaws), in which directors will be elected by a plurality of the votes cast in the contested election of directors.

  Preferred Stock

        Under the terms of our charter, the Board may authorize us to issue shares of preferred stock in one or more classes or series, without shareholder approval, to the extent permitted by the 1940 Act. The Board has the power to fix the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of each class or series of preferred stock. We do not currently anticipate issuing preferred stock in the near future. In the event we issue preferred stock, we will make any required disclosure to shareholders. We will not offer preferred stock to the Adviser or our affiliates except on the same terms as offered to all other shareholders.

        Preferred stock could be issued with terms that would adversely affect our shareholders. Preferred stock could also be used as an anti-takeover device through the issuance of shares of a class or series of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control. Every issuance of preferred stock will be required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that: (1) immediately after issuance and before any dividend or other distribution is made with respect to common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class voting separately to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two full years or more. Certain matters under the 1940 Act require the affirmative vote of the holders of at least a majority of the outstanding shares of preferred stock (as determined in accordance with the 1940 Act) voting together as a separate class. For example, the vote of such holders of preferred stock would be required to approve a proposal involving a plan of reorganization adversely affecting such securities.

        The issuance of any preferred stock must be approved by a majority of the independent directors not otherwise interested in the transaction, who will have access, at our expense, to our legal counsel or to independent legal counsel.

  Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

        Maryland law permits a Maryland corporation to include in its charter a provision eliminating the liability of its directors and officers to the corporation and its shareholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty that is established by a final judgment and is material to the cause of action. Our charter contains a provision that eliminates directors' and officers' liability, subject to the limitations of Maryland law and the requirements of the 1940 Act.

        Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made or threatened to be made a party by reason of his or her service in that capacity against reasonable expenses actually incurred in the proceeding in which the director or officer was successful. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or threatened to be made a party by reason of their service in those or other capacities unless it is established that (1) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty; (2) the director or officer actually received an improper personal benefit in money, property or services; or (3) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. Under Maryland law, a Maryland corporation also may not indemnify for an adverse judgment in a suit by or on behalf of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation's receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

        Our charter obligates us, subject to the limitations of Maryland law and the requirements of the 1940 Act, to indemnify (1) any present or former director or officer; (2) any individual who, while a director or officer and at the Company's request, serves or has served another corporation, real estate investment trust, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner, member, manager or trustee; or (3) the Adviser or any of its affiliates acting as an agent for the Company, from and against any claim or liability to which the person or entity may become subject or may incur by reason of such person's service in that capacity, and to pay or reimburse such person's reasonable expenses as incurred in advance of final disposition of a proceeding. These indemnification rights vest immediately upon an individual's election as a director or officer. In accordance with the 1940 Act, the Company will not indemnify any person for any liability to the extent that such person would be subject by reason of such person's willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his, her or its office.

        Notwithstanding the foregoing, and in accordance with the NASAA Omnibus Guidelines, at anytime following a continuous public offering through the independent broker-dealer network (a "Non-Listed Offering"), our charter prohibits us from holding harmless a director, the Adviser or any affiliate of the Adviser for any loss or liability suffered by the Company, or indemnifying such persons for any loss or liability by him, her or it, unless each of the following conditions are met: (1) the party seeking indemnification has determined, in good faith, that the course of conduct that caused the loss or liability was in the Company's best interest; (2) the party seeking indemnification was acting or performing services on the Company's behalf; (3) such liability or loss was not the result of (a) negligence or misconduct, in the case that the party seeking indemnification is the Adviser or any of its affiliates or an officer of the Company, or (b) gross negligence or willful misconduct, in the case that the party seeking indemnification is an independent director (and not also an officer of us, the Adviser or any of its affiliates); and (4) such indemnification or agreement to hold harmless is recoverable only out of our net assets and not from shareholders. Our charter provides that this provision does not apply to any dealer manager.

        Our charter further provides that, following a Non-Listed Offering, we may not provide indemnification to a director, the Adviser or any affiliate of the Adviser for any loss, liability or expense arising from or out of an alleged violation of federal or state securities laws by such party unless one or more of the following conditions are met: (1) there has been a successful adjudication on the merits of each count involving alleged material securities law violations as to the party seeking indemnification; (2) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to such party; or (3) a court of competent jurisdiction approves a settlement of the claims against such party and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the SEC and of the published position of any state securities regulatory authority in which our securities were offered or sold as to indemnification for violations of securities laws.

        Our charter provides that, following a Non-Listed Offering, we may pay or reimburse reasonable legal expenses and other costs incurred by a director, the Adviser or any affiliate of the Adviser in advance of final disposition of a proceeding only if all of the following are satisfied: (1) the proceeding relates to acts or omissions with respect to the performance of duties or services on our behalf; (2) such party provides us with written affirmation of his, her or its good faith belief that he, she or it has met the standard of conduct necessary for indemnification by us; (3) the legal proceeding was initiated by a third party who is not a shareholder or, if by a shareholder acting in his or her capacity as such, a court of competent jurisdiction approves such advancement; and (4) such party provides us with a written agreement to repay the amount paid or reimbursed by us, together with the applicable legal rate of interest thereon, if it is ultimately determined that such party did not comply with the requisite standard of conduct and is not entitled to indemnification. Our charter provides that this provision does not apply to any dealer manager.

  Maryland Law and Certain Charter and Bylaws Provisions; Anti-Takeover Measures

        Maryland law contains, and our charter and bylaws also contain, provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board. These measures may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of shareholders. We believe, however, that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the Board's ability to negotiate such proposals may improve their terms.

        Under the MGCL, a Maryland corporation generally cannot dissolve, amend its charter, merge, consolidate, convert into another form of business entity, sell all or substantially all of its assets or engage in a statutory share exchange unless declared advisable by the corporation's board of directors and approved by the affirmative vote of shareholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. A Maryland corporation may provide in its charter for approval of these matters by a lesser or greater percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Subject to certain exceptions discussed below, our charter provides for approval of these actions by the affirmative vote of shareholders entitled to cast a majority of the votes entitled to be cast on the matter.

        Subject to certain exceptions provided in our charter, the affirmative vote of at least 75% of the votes entitled to be cast thereon, with the holders of each class or series of our stock voting as a separate class, in addition to the affirmative vote of at least 75% of the members of the Board, will be necessary to effect any of the following actions:

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  any amendment to the charter to make our common stock a "redeemable security" or to convert us from a "closed-end company" to an "open-end company" (as such terms are defined in the 1940 Act);

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  any shareholder proposal as to specific investment decisions made or to be made with respect to our assets;

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  following a Non-Listed Offering, any proposal as to the voluntary liquidation or dissolution of the Company or any amendment to the charter to terminate our existence;

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  following a Non-Listed Offering, any merger, consolidation or statutory share exchange of us with or into any other person; or

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  following a Non-Listed Offering, the sale of all or substantially all of the assets of us, as further described in the charter, when such sale is to be made other than in the ordinary course of our business.

        However, if the proposal, transaction or business combination is approved by at least 75% of our continuing directors, the proposal, transaction or business combination may be approved only by the Board and, if necessary, the shareholders as otherwise would be required by applicable law, the charter and bylaws and, following a Non-Listed Offering, the NASAA Omnibus Guidelines, without regard to the supermajority approval requirements discussed above. A "continuing director" is defined in the charter as a director who (i) is not an interested party (meaning a person who has or proposes to enter into a business combination with us or owns more than 5% of any class of our stock) or an affiliate or an associate of an interested party and who has been a member of the Board for a period of at least 24 months (or since we commenced operations, if that period is less than 24 months); or (ii) is a successor of a continuing director who is not an interested party or an affiliate or an associate of an interested party and is recommended to succeed a continuing director by a majority of the continuing directors then in office or is nominated for election by the shareholders by a majority of the continuing directors then in office; or (iii) is elected to the Board to be a continuing director by a majority of the continuing directors then in office and who is not an interested party or an affiliate or associate of an interested party.

        Our charter also provides that the Board is divided into three classes, as nearly equal in size as practicable, with each class of directors serving for a staggered three-year term. Additionally, subject to the rights of holders of one or more classes or series of preferred stock to elect or remove one or more directors, directors may be removed at any time, but only for cause (as such term is defined in the charter) and only by the affirmative vote of shareholders entitled to cast at least 75% of the votes entitled to be cast generally in the election of directors, voting as a single class. The charter and bylaws also provide that, except as provided otherwise by applicable law, including the 1940 Act and subject to any rights of holders of one or more classes or series of preferred stock to elect or remove one or more directors, any vacancy on the Board, except, until such time as we have three independent directors, for vacancies resulting from the removal of a director by the shareholders, and any newly created directorship resulting from an increase in the size of the Board, may only be filled by vote of the directors then in office, even if less than a quorum, or by a sole remaining director; provided that, under Maryland law, when the holders of any class, classes or series of stock have the exclusive power under the charter to elect certain directors, vacancies in directorships elected by such class, classes or series may be filled by a majority of the remaining directors so elected by such class, classes or series of our stock. In addition, the charter provides that, subject to any rights of holders of one or more classes or series of stock to elect or remove one or more directors, the total number of directors will be fixed from time to time exclusively pursuant to resolutions adopted by the Board.

        The classification of the Board and the limitations on removal of directors described above as well as the limitations on shareholders' right to fill vacancies and newly created directorships and to fix the size of the Board could have the effect of making it more difficult for a third party to acquire us, or of discouraging a third party from acquiring or attempting to acquire us.

        Maryland law and our charter and bylaws also provide that:

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  any action required or permitted to be taken by the shareholders at an annual meeting or special meeting of shareholders may only be taken if it is properly brought before such meeting or by unanimous consent in lieu of a meeting;

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  special meetings of the shareholders may only be called by the Board, the chairman of the Board or the chief executive officer, and must be called by the secretary upon the written request of shareholders who are entitled to cast at least a majority of all the votes entitled to be cast on such matter at such meeting; and

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  from and after the Initial Closing, any shareholder nomination or business proposal to be properly brought before a meeting of shareholders must have been made in compliance with certain advance notice and informational requirements.

        Our charter also provides that any tender offer made by any person, including any "mini-tender" offer, must comply with the provisions of Regulation 14D of the 1934 Act, including the notice and disclosure requirements. Among other things, the offeror must provide us notice of such tender offer at least ten business days before initiating the tender offer. Our charter prohibits any shareholder from transferring shares of stock to a person who makes a tender offer which does not comply with such provisions unless such shareholder has first offered such shares of stock to us at the tender offer price in the non-compliant tender offer. In addition, the non-complying offeror will be responsible for all of our expenses in connection with that offeror's noncompliance.

        These provisions could delay or hinder shareholder actions which are favored by the holders of a majority of our outstanding voting securities. These provisions may also discourage another person or entity from making a tender offer for the our common stock, because such person or entity, even if it acquired a majority of our outstanding voting securities, would be able to take action as a shareholder

(such as electing new directors or approving a merger) only at a duly called shareholders meeting, and not by written consent. The provisions of our charter requiring that the directors may be removed only for cause and only by the affirmative vote of at least three-quarters of the votes entitled to be cast generally in the election of directors will also prevent shareholders from removing incumbent directors except for cause and upon a substantial affirmative vote. In addition, although the advance notice and information requirements in our bylaws do not give the Board any power to disapprove shareholder nominations for the election of directors or business proposals that are made in compliance with applicable advance notice procedures, they may have the effect of precluding a contest for the election of directors or the consideration of shareholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our shareholders.

        Under the MGCL, a Maryland corporation generally cannot amend its charter unless the amendment is declared advisable by the corporation's board of directors and approved by the affirmative vote of shareholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. A Maryland corporation may provide in its charter for approval of these matters by a lesser or greater percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Subject to certain exceptions discussed below, our charter provides for approval of charter amendments by the affirmative vote of shareholders entitled to cast a majority of the votes entitled to be cast on the matter. The Board, by vote of a majority of the members of the Board, has the exclusive power to adopt, alter, amend or repeal our bylaws. Our charter provides that any amendment to the following provisions of our charter, among others, will require, in addition to any other vote required by applicable law or our charter, the affirmative vote of shareholders entitled to cast at least three-quarters of the votes entitled to be cast thereon, with the holders of each class or series of our stock voting as a separate class, in addition to the affirmative vote of at least 75% of the members of the Board, unless three-quarters of the continuing directors approve the amendment, in which case such amendment must be approved as would otherwise be required by applicable law, our charter and bylaws, and, following a Non-Listed Offering, the NASAA Omnibus Guidelines:

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  the provisions regarding the classification of the Board;

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  the provisions governing the removal of directors;

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  the provisions limiting shareholder action by written consent;

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  the provisions regarding the number of directors on the Board;

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  the provisions specifying the vote required to approve extraordinary actions and amend the charter and the Board's exclusive power to amend our bylaws;

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  the limitations of directors' and officers' liability for money damages and the requirement that we indemnify its directors and officers as described above; and

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  the provisions imposing additional voting requirements on certain business combinations and other actions.

        Following a Non-Listed Offering, without the approval of shareholders entitled to cast a majority of the votes entitled to be cast on the matter, we may not permit the Adviser to:

  •
  amend the charter, except for amendments that would not adversely affect the interests of shareholders;

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  except as permitted in the Investment Advisory Agreement, voluntarily withdraw as investment adviser, unless such withdrawal would not affect our tax status and would not materially adversely affect the shareholders;

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  appoint a new investment adviser other than a sub-adviser pursuant to the terms of the Investment Advisory Agreement and applicable law;

  •
  sell all or substantially all of our assets other than in the ordinary course of our business or as otherwise permitted by law; and

  •
  cause a merger or any other reorganization of us except as permitted by law.

        Our charter prohibits the Adviser from, following a Non-Listed Offering: (i) receiving or accepting any rebate, give-ups or similar arrangement that is prohibited under applicable federal or state securities laws, (ii) participating in any reciprocal business arrangement that would circumvent provisions of applicable federal or state securities laws governing conflicts of interest or investment restrictions, or (iii) entering into any agreement, arrangement or understanding that would circumvent the restrictions against dealing with affiliates or promoters under applicable federal or state securities laws. In addition, the Adviser may not directly or indirectly pay or award any fees or commissions or other compensation to any person or entity engaged to sell our stock or give investment advice to a potential shareholder; provided, however, that the Adviser may pay a registered broker-dealer or other properly licensed agent from sales commissions for selling or distributing our common stock.

  Advance Notice Provisions for Shareholder Nominations and Shareholder Proposals

        Our bylaws provide that, with respect to an annual meeting of shareholders, nominations of individuals for election as directors and the proposal of business to be considered by shareholders may be made only (a) pursuant to the notice of the meeting, (b) by or at the direction of the Board or (c) by a shareholder who is a shareholder of record both at the time of giving the advance notice required by our bylaws and at the time of the meeting, who is entitled to vote at the meeting in the election of each individual so nominated or on any such other business and who has complied with the advance notice procedures of our bylaws. With respect to special meetings of shareholders, only the business specified in the notice of the meeting may be brought before the meeting. Nominations of individuals for election as directors at a special meeting at which directors are to be elected may be made only (a) by or at the direction of the Board or (b) provided that the special meeting has been called in accordance with our bylaws for the purpose of electing directors, by a shareholder who is a shareholder of record both at the time of giving the advance notice required by our bylaws and at the time of the meeting, who is entitled to vote at the meeting in the election of each individual so nominated and who has complied with the advance notice provisions of our bylaws.

        The purpose of requiring shareholders to give us advance notice of nominations and other business is to afford the Board a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by the Board, to inform shareholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of shareholders. Although our bylaws do not give the Board any power to disapprove shareholder nominations for the election of directors or proposals recommending certain action, the advance notice and information requirements may have the effect of precluding election contests or the consideration of shareholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our shareholders.

  No Appraisal Rights

        For certain extraordinary transactions and charter amendments, the MGCL provides the right to dissenting shareholders to demand and receive the fair value of their shares, subject to certain procedures and requirements set forth in the statute. Those rights are commonly referred to as appraisal rights. As permitted by the MGCL, our charter provides that shareholders will not be entitled to exercise appraisal rights unless the Board determines that appraisal rights apply, with respect to all or any classes or series of stock, to one or more transactions occurring after the date of such determination in connection with which shareholders would otherwise be entitled to exercise appraisal rights.

  Control Share Acquisitions

        Certain provisions of the MGCL provide that a holder of control shares of a Maryland corporation acquired in a control share acquisition has no voting rights with respect to the control shares except to the extent approved by the affirmative vote of two-thirds of the votes entitled to be cast on the matter, which is referred to as the Control Share Acquisition Act. Shares owned by the acquiror, by officers or by employees who are directors of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:

  •
  one-tenth or more but less than one-third;

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  one-third or more but less than a majority; or

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  a majority or more of all voting power.

        The requisite shareholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained shareholder approval or shares acquired directly from the corporation. A control share acquisition means the acquisition of issued and outstanding control shares, subject to certain exceptions.

        A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of shareholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any shareholders meeting.

        If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or if a meeting of shareholders is held at which the voting rights of the shares are considered and not approved, as of the date of such meeting. If voting rights for control shares are approved at a shareholder meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other shareholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

        The Control Share Acquisition Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation. Our bylaws contain a provision exempting from the Control Share Acquisition Act any and all acquisitions by any person of shares of stock. There can be no assurance that such provision will not be amended or eliminated at time in the future. However, the SEC staff has taken the position that, if a BDC fails to opt-out of the Control

Share Acquisition act, its actions are inconsistent with Section 18(i) of the 1940 Act and we will amend our bylaws to be subject to the Control Share Acquisition Act only if the Board determines that it would be in our best interests and if the SEC staff does not object to our determination that being subject to the Control Share Acquisition Act does not conflict with the 1940 Act.

  Business Combinations

        Under Maryland law, "business combinations" between a Maryland corporation and an interested shareholder or an affiliate of an interested shareholder are prohibited for five years after the most recent date on which the interested shareholder becomes an interested shareholder. These business combinations include a merger, consolidation, statutory share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested shareholder is defined as:

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  any person who beneficially owns 10% or more of the voting power of the corporation's stock; or

  •
  an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested shareholder under this statute if the corporation's board of directors approves in advance the transaction by which he or she otherwise would have become an interested shareholder. However, in approving a transaction, the board may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

        After the five-year prohibition, any such business combination generally must be recommended by the corporation's board of directors and approved by the affirmative vote of at least:

  •
  80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

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  two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested shareholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested shareholder.

        These super-majority vote requirements do not apply if holders of the corporation's common stock receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested shareholder for its shares. The statute provides various exemptions from its provisions, including for business combinations that are exempted by the corporation's board of directors before the time that the interested shareholder becomes an interested shareholder. The Board has adopted a resolution exempting from the requirements of the statute any business combination between us and any other person, provided that such business combination is first approved by the Board (including a majority of the directors who are not "interested persons" within the meaning of the 1940 Act). This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or the Board does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

  Restrictions on Roll-Up Transactions

        Following a Non-Listed Offering, in connection with a proposed "roll-up transaction," which, in general terms, is any transaction involving the acquisition, merger, conversion or consolidation, directly or indirectly, of us and the issuance of securities of an entity that would be created or would survive after the successful completion of the roll-up transaction, we will obtain an appraisal of all of its properties from an independent expert. In order to qualify as an independent expert for this purpose, the person or entity must have no material current or prior business or personal relationship with us and must be engaged to a substantial extent in the business of rendering opinions regarding the value of assets of the type held by us. Following a Non-Listed Offering, our assets will be appraised on a consistent basis, and the appraisal will be based on the evaluation of all relevant information and will indicate the value of our assets as of a date immediately prior to the announcement of the proposed roll-up transaction. The appraisal will assume an orderly liquidation of our assets over a 12-month period. The terms of the engagement of such independent expert will clearly state that the engagement is for our benefit and the benefit of our shareholders. We will include a summary of the appraisal, indicating all material assumptions underlying the appraisal, in a report to the shareholders in connection with the proposed roll-up transaction. If the appraisal will be included in a prospectus used to offer the securities of the roll-up entity, the appraisal will be filed with the SEC and the states as an exhibit to the registration statement for the offering.

        Following a Non-Listed Offering, in connection with a proposed roll-up transaction, the person sponsoring the roll-up transaction must offer to the shareholders who vote against the proposal a choice of:

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  accepting the securities of the entity that would be created or would survive after the successful completion of the roll-up transaction offered in the proposed roll-up transaction; or

  •
  one of the following:

  •
  remaining as shareholders and preserving their interests in us on the same terms and conditions as existed previously; or

  •
  receiving cash in an amount equal to their pro rata share of the appraised value of our net assets.

        Following a Non-Listed Offering, we are prohibited from participating in any proposed roll-up transaction:

  •
  which would result in shareholders having voting rights in the entity that would be created or would survive after the successful completion of the roll-up transaction that are less than those provided in our charter including rights with respect to the election and removal of directors, annual and special meetings, amendments to our charter and our dissolution;

  •
  which includes provisions that would operate as a material impediment to, or frustration of, the accumulation of shares of our common stock by any purchaser of the securities of the entity that would be created or would survive after the successful completion of the roll-up transaction, except to the minimum extent necessary to preserve the tax status of such entity, or which would limit the ability of an investor to exercise the voting rights of its securities of the entity that would be created or would survive after the successful completion of the roll-up transaction on the basis of the number of shares held by that investor;

  •
  in which shareholders' rights to access to records of the entity that would be created or would survive after the successful completion of the roll-up transaction will be less than those provided in our charter; or

  •
  in which we would bear any of the costs of the roll-up transaction if the shareholders reject the roll-up transaction.

  Conflict with the 1940 Act

        Our bylaws provide that, if and to the extent that any provision of the MGCL, including the Control Share Acquisition Act (if we amend our bylaws to be subject to such Act) and the Business Combination Act or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

DESCRIPTION OF OUR PREFERRED STOCK

        In addition to shares of common stock, our Charter authorizes the issuance of preferred stock. If we offer preferred stock under this prospectus, we will issue an appropriate prospectus supplement. We may issue preferred stock from time to time in one or more classes or series, without stockholder approval. Prior to issuance of shares of each class or series, our Board is required by Maryland law and by our Charter to set, subject to the express terms of any of our then outstanding classes or series of stock, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Any such issuance must adhere to the requirements of the 1940 Act, Maryland law and any other limitations imposed by law.

        The 1940 Act limits our flexibility as to certain rights and preferences of the preferred stock under our certificate of incorporation. In particular, every share of stock issued by a BDC must be voting stock and have equal voting rights with every other outstanding class of voting stock, except to the extent that the stock satisfies the requirements for being treated as a senior security, which requires, among other things, that:

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  immediately after issuance and before any distribution is made with respect to common stock, we must meet a coverage ratio of total assets (less total liabilities other than indebtedness) to total indebtedness plus preferred stock, of at least 200%; and

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  the holders of shares of preferred stock must be entitled as a class to elect two directors at all times and to elect a majority of the directors if and for so long as dividends on the preferred stock are unpaid in an amount equal to two full years of dividends on the preferred stock.

        The features of the preferred stock are further limited by the requirements applicable to RICs under the Code.

        For any class or series of preferred stock that we may issue, our Board will determine and the articles supplementary and the prospectus supplement relating to such class or series will describe:

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  the designation and number of shares of such class or series;

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  the rate and time at which, and the preferences and conditions under which, any dividends will be paid on shares of such class or series, as well as whether such dividends are participating or non-participating;

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  any provisions relating to convertibility or exchangeability of the shares of such class or series, including adjustments to the conversion price of such class or series;

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  the rights and preferences, if any, of holders of shares of such class or series upon our liquidation, dissolution or winding up of our affairs;

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  the voting powers, if any, of the holders of shares of such class or series;

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  any provisions relating to the redemption of the shares of such class or series;

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  any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such class or series are outstanding;

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  any conditions or restrictions on our ability to issue additional shares of such class or series or other securities;

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  if applicable, a discussion of certain U.S. federal income tax considerations; and

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  any other relative powers, preferences and participating, optional or special rights of shares of such class or series, and the qualifications, limitations or restrictions thereof.

        All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our Board, and all shares of each class or series of preferred stock will be identical and of equal rank except as to the dates from which dividends, if any, thereon will be cumulative.

DESCRIPTION OF OUR SUBSCRIPTION RIGHTS

        We may issue subscription rights to our shareholders to purchase common stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with a subscription rights offering to our shareholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our shareholders on the record date that we set for receiving subscription rights in such subscription rights offering.

        The applicable prospectus supplement would describe the following terms of subscription rights in respect of which this prospectus is being delivered:

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  the period of time the offering would remain open (which shall be open a minimum number of days such that all record holders would be eligible to participate in the offering and shall not be open longer than 120 days);

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  the title of such subscription rights;

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  the exercise price for such subscription rights (or method of calculation thereof);

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  the ratio of the offering (which, in the case of transferable rights, will require a minimum of three shares to be held of record before a person is entitled to purchase an additional share);

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  the number of such subscription rights issued to each shareholder;

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  the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;

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  if applicable, a discussion of certain U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;

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  the date on which the right to exercise such subscription rights shall commence, and the date on which such right shall expire (subject to any extension);

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  the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;

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  any termination right we may have in connection with such subscription rights offering; and

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  any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.

Exercise of Subscription Rights

        Each subscription right would entitle the holder of the subscription right to purchase for cash such amount of shares of common stock at such exercise price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby. Subscription rights may be exercised at any time up to the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights would become void.

        Subscription rights may be exercised as set forth in the prospectus supplement relating to the subscription rights offered thereby. Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement we will forward, as soon as practicable, the shares of common stock purchasable upon such exercise. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than shareholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable prospectus supplement.

Dilutive Effects

        Any shareholder who chooses not to participate in a rights offering should expect to own a smaller interest in us upon completion of such rights offering. Any rights offering will dilute the ownership interest and voting power of shareholders who do not fully exercise their subscription rights. Further, because the net proceeds per share from any rights offering may be lower than our then current net asset value per share, the rights offering may reduce our net asset value per share. The amount of dilution that a shareholder will experience could be substantial, particularly to the extent we engage in multiple rights offerings within a limited time period. In addition, the market price of our common stock could be adversely affected while a rights offering is ongoing as a result of the possibility that a significant number of additional shares may be issued upon completion of such rights offering. All of our shareholders will also indirectly bear the expenses associated with any rights offering we may conduct, regardless of whether they elect to exercise any rights.

 DESCRIPTION OF OUR WARRANTS

        The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants.

        We may issue warrants to purchase shares of our common stock, preferred stock or debt securities. Such warrants may be issued independently or together with common stock, preferred stock or debt securities and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

        A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

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  the title of such warrants;

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  the aggregate number of such warrants;

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  the price or prices at which such warrants will be issued;

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  the currency or currencies, including composite currencies, in which the price of such warrants may be payable;

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  if applicable, the designation and terms of the securities with which the warrants are issued and the number of warrants issued with each such security or each principal amount of such security;

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  in the case of warrants to purchase debt securities, the principal amount of debt securities purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which this principal amount of debt securities may be purchased upon such exercise;

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  in the case of warrants to purchase common stock or preferred stock, the number of shares of common stock or preferred stock, as the case may be, purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which these shares may be purchased upon such exercise;

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  the date on which the right to exercise such warrants shall commence and the date on which such right will expire;

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  whether such warrants will be issued in registered form or bearer form;

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  if applicable, the minimum or maximum amount of such warrants which may be exercised at any one time;

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  if applicable, the date on and after which such warrants and the related securities will be separately transferable;

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  information with respect to book-entry procedures, if any;

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  the terms of the securities issuable upon exercise of the warrants;

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  if applicable, a discussion of certain U.S. federal income tax considerations; and

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  any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

        We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

        Prior to exercising their warrants, holders of warrants will not have any of the rights of holders of the securities purchasable upon such exercise, including, in the case of warrants to purchase debt securities, the right to receive principal, premium, if any, or interest payments, on the debt securities purchasable upon exercise or to enforce covenants in the applicable indenture or, in the case of warrants to purchase common stock or preferred stock, the right to receive dividends, if any, or payments upon our liquidation, dissolution or winding up or to exercise any voting rights.

        Under the 1940 Act, we may generally only offer warrants provided that (1) the warrants expire by their terms within ten years; (2) the exercise or conversion price is not less than the current market value at the date of issuance; (3) our shareholders authorize the proposal to issue such warrants, and our Board approves such issuance on the basis that the issuance is in the best interests of us and our shareholders; and (4) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants, as well as options and rights, at the time of issuance may not exceed 25% of our outstanding voting securities. In particular, the amount of capital stock that would result from the conversion or exercise of all outstanding warrants, options or rights to purchase capital stock cannot exceed 25% of the BDC's total outstanding shares of capital stock.

 DESCRIPTION OF OUR DEBT SECURITIES

        We may issue debt securities in one or more series. The specific terms of each series of debt securities will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series.

        As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an "indenture." An indenture is a contract between us and a financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under "—Events of Default—Remedies If an Event of Default Occurs." Second, the trustee performs certain administrative duties for us.

        Because this section is a summary, it does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. For example, in this section, we use capitalized words to signify terms that are specifically defined in the indenture. Some of the definitions are repeated in this prospectus, but for the rest you will need to read the indenture. We have filed the indenture with the SEC. We will file a supplemental indenture with the SEC in connection with any debt offering, at which time the supplemental indenture would be publicly available. See "Available Information" for information on how to obtain a copy of the applicable indenture.

        The prospectus supplement, which will accompany this prospectus, will describe the particular series of debt securities being offered, including, among other things:

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  the designation or title of the series of debt securities;

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  the total principal amount of the series of debt securities;

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  the percentage of the principal amount at which the series of debt securities will be offered;

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  the date or dates on which principal will be payable;

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  the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;

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  the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;

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  whether any interest may be paid by issuing additional securities of the same series in lieu of cash (and the terms upon which any such interest may be paid by issuing additional securities);

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  the terms for redemption, extension or early repayment, if any;

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  the currencies in which the series of debt securities are issued and payable;

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  whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;

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  the place or places, if any, other than or in addition to the Borough of Manhattan in the City of New York, of payment, transfer, conversion and/or exchange of the debt securities;

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  the denominations in which the offered debt securities will be issued (if other than $1,000 and any integral multiple thereof);

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  the provision for any sinking fund;

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  any restrictive covenants;

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  any Events of Default;

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  whether the series of debt securities is issuable in certificated form;

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  any provisions for defeasance or covenant defeasance;

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  any special federal income tax implications, including, if applicable, U.S. federal income tax considerations relating to original issue discount;

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  whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);

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  any provisions for convertibility or exchangeability of the debt securities into or for any other securities;

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  whether the debt securities are subject to subordination and the terms of such subordination;

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  whether the debt securities are secured and the terms of any security interest;

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  the listing, if any, on a securities exchange; and

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  any other terms.

        The debt securities may be secured or unsecured obligations. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.

        Generally, pursuant to the 1940 Act, our total borrowings are limited so that we cannot incur additional borrowings if immediately after such borrowing or issuance, the ratio of our total assets (less total liabilities other than indebtedness represented by senior securities) to our total indebtedness represented by senior securities plus preferred stock, if any, is at least 200%. However, legislation enacted in March 2018 has modified the 1940 Act by allowing a BDC to increase the maximum amount of leverage it may incur from an asset coverage ratio of 200% to an asset coverage ratio of 150%, if certain requirements are met. This means that generally, a BDC can borrow up to $1 for every $1 of investor equity or, if certain requirements are met and it reduces its asset coverage ratio, it can borrow up to $2 for every $1 of investor equity. The reduced asset coverage requirement would permit a BDC to double the amount of leverage it could incur. We are permitted to increase our leverage capacity if shareholders representing at least a majority of the votes cast, when quorum is met, approve a proposal to do so. If we receive such shareholder approval, we would be permitted to increase our leverage capacity on the first day after such approval. Alternatively, we may increase the maximum amount of leverage we may incur to an asset coverage ratio of 150% if the "required majority" (as defined in Section 57(o) of the 1940 Act) of the independent members of our Board of Directors approve such increase with such approval becoming effective after one year. In either case, we would be required to make certain disclosures on our website and in SEC filings regarding, among other things, the receipt of approval to increase our leverage, our leverage capacity and usage, and risks related to leverage. In addition, before incurring any such additional leverage, we would have to renegotiate or receive a waiver from the contractual leverage limitations under our existing credit facilities. We will also be permitted to borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes, which borrowings would not be considered senior securities. For a discussion of the risks associated with leverage, see "Risk Factors—Risks Related to Business Development Companies—Regulations governing our operation as a business development company and RIC affect our ability to raise capital and the way in which we raise additional capital or borrow for investment purposes, which may have a negative effect on our growth. As a business development company, the necessity of raising additional capital may expose us to risks, including risks associated with leverage."

General

        The indenture provides that any debt securities proposed to be sold under this prospectus and the accompanying prospectus supplement ("offered debt securities") and any debt securities issuable upon the exercise of warrants or upon conversion or exchange of other offered securities ("underlying debt securities"), may be issued under the indenture in one or more series.

        For purposes of this prospectus, any reference to the payment of principal of, or premium or interest, if any, on, debt securities will include additional amounts if required by the terms of the debt securities.

        The indenture does not limit the amount of debt securities that may be issued thereunder from time to time. The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See "—Resignation of Trustee" below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term "indenture securities" means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.

        Except as described under "—Events of Default" and "—Merger or Consolidation" below, the indenture does not contain any provisions that give you protection in the event we issue a large amount of debt or we are acquired by another entity.

        We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants that are described below, including any addition of a covenant or other provision providing event risk or similar protection.

        We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.

Conversion and Exchange

        If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.

Issuance of Securities in Registered Form

        We may issue the debt securities in registered form, in which case we may issue them either in book-entry form only or in "certificated" form. Debt securities issued in book-entry form will be represented by global securities. We expect that we will usually issue debt securities in book-entry only form represented by global securities.

  Book-Entry Holders

        We will issue registered debt securities in book-entry form only, unless we specify otherwise in the applicable prospectus supplement. This means debt securities will be represented by one or more global securities registered in the name of a depositary that will hold them on behalf of financial institutions that participate in the depositary's book-entry system. These participating institutions, in turn, hold beneficial interests in the debt securities held by the depositary or its nominee. These institutions may hold these interests on behalf of themselves or customers.

        Under the indenture, only the person in whose name a debt security is registered is recognized as the holder of that debt security. Consequently, for debt securities issued in book-entry form, we will recognize only the depositary as the holder of the debt securities and we will make all payments on the debt securities to the depositary. The depositary will then pass along the payments it receives to its participants, which in turn will pass the payments along to their customers who are the beneficial owners. The depositary and its participants do so under agreements they have made with one another or with their customers; they are not obligated to do so under the terms of the debt securities.

        As a result, investors will not own debt securities directly. Instead, they will own beneficial interests in a global security, through a bank, broker or other financial institution that participates in the depositary's book-entry system or holds an interest through a participant. As long as the debt securities are represented by one or more global securities, investors will be indirect holders, and not holders, of the debt securities.

  Street Name Holders

        In the future, we may issue debt securities in certificated form or terminate a global security. In these cases, investors may choose to hold their debt securities in their own names or in "street name." Debt securities held in street name are registered in the name of a bank, broker or other financial institution chosen by the investor, and the investor would hold a beneficial interest in those debt securities through the account he or she maintains at that institution.

        For debt securities held in street name, we will recognize only the intermediary banks, brokers and other financial institutions in whose names the debt securities are registered as the holders of those debt securities and we will make all payments on those debt securities to them. These institutions will pass along the payments they receive to their customers who are the beneficial owners, but only because they agree to do so in their customer agreements or because they are legally required to do so. Investors who hold debt securities in street name will be indirect holders, and not holders, of the debt securities.

Legal Holders

        Our obligations, as well as the obligations of the applicable trustee and those of any third parties employed by us or the applicable trustee, run only to the legal holders of the debt securities. We do not have obligations to investors who hold beneficial interests in global securities, in street name or by any other indirect means. This will be the case whether an investor chooses to be an indirect holder of a debt security or has no choice because we are issuing the debt securities only in book-entry form.

        For example, once we make a payment or give a notice to the holder, we have no further responsibility for the payment or notice even if that holder is required, under agreements with depositary participants or customers or by law, to pass it along to the indirect holders but does not do so. Similarly, if we want to obtain the approval of the holders for any purpose (for example, to amend an indenture or to relieve us of the consequences of a default or of our obligation to comply with a particular provision of an indenture), we would seek the approval only from the holders, and not the indirect holders, of the debt securities. Whether and how the holders contact the indirect holders is up to the holders.

        When we refer to you, we mean those who invest in the debt securities being offered by this prospectus, whether they are the holders or only indirect holders of those debt securities. When we refer to your debt securities, we mean the debt securities in which you hold a direct or indirect interest.

  Special Considerations for Indirect Holders

        If you hold debt securities through a bank, broker or other financial institution, either in book-entry form or in street name, we urge you to check with that institution to find out:

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  how it handles securities payments and notices,

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  whether it imposes fees or charges,

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  how it would handle a request for the holders' consent, if ever required,

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  whether and how you can instruct it to send you debt securities registered in your own name so you can be a holder, if that is permitted in the future for a particular series of debt securities,

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  how it would exercise rights under the debt securities if there were a default or other event triggering the need for holders to act to protect their interests, and

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  if the debt securities are in book-entry form, how the depositary's rules and procedures will affect these matters.

Global Securities

        As noted above, we usually will issue debt securities as registered securities in book-entry form only. A global security represents one or any other number of individual debt securities. Generally, all debt securities represented by the same global securities will have the same terms.

        Each debt security issued in book-entry form will be represented by a global security that we deposit with and register in the name of a financial institution or its nominee that we select. The financial institution that we select for this purpose is called the depositary. Unless we specify otherwise in the applicable prospectus supplement, The Depository Trust Company, New York, New York, known as DTC, will be the depositary for all debt securities issued in book-entry form.

        A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. We describe those situations below under "Special Situations when a Global Security Will Be Terminated". As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all debt securities represented by a global security, and investors will be permitted to own only beneficial interests in a global security. Beneficial interests must be held by means of an account with a broker, bank or other financial institution that in turn has an account with the depositary or with another institution that has an account with the depositary. Thus, an investor whose security is represented by a global security will not be a holder of the debt security, but only an indirect holder of a beneficial interest in the global security.

  Special Considerations for Global Securities

        As an indirect holder, an investor's rights relating to a global security will be governed by the account rules of the investor's financial institution and of the depositary, as well as general laws relating to securities transfers. The depositary that holds the global security will be considered the holder of the debt securities represented by the global security.

        If debt securities are issued only in the form of a global security, an investor should be aware of the following:

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  An investor cannot cause the debt securities to be registered in his or her name, and cannot obtain certificates for his or her interest in the debt securities, except in the special situations we describe below.

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  An investor will be an indirect holder and must look to his or her own bank or broker for payments on the debt securities and protection of his or her legal rights relating to the debt securities, as we describe under "Issuance of Securities in Registered Form" above.

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  An investor may not be able to sell interests in the debt securities to some insurance companies and other institutions that are required by law to own their securities in non-book-entry form.

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  An investor may not be able to pledge his or her interest in a global security in circumstances where certificates representing the debt securities must be delivered to the lender or other beneficiary of the pledge in order for the pledge to be effective.

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  The depositary's policies, which may change from time to time, will govern payments, transfers, exchanges and other matters relating to an investor's interest in a global security. We and the trustee have no responsibility for any aspect of the depositary's actions or for its records of ownership interests in a global security. We and the trustee also do not supervise the depositary in any way.

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  If we redeem less than all the debt securities of a particular series being redeemed, DTC's practice is to determine by lot the amount to be redeemed from each of its participants holding that series.

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  An investor is required to give notice of exercise of any option to elect repayment of its debt securities, through its participant, to the applicable trustee and to deliver the related debt securities by causing its participant to transfer its interest in those debt securities, on DTC's records, to the applicable trustee.

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  DTC requires that those who purchase and sell interests in a global security deposited in its book-entry system use immediately available funds. Your broker or bank may also require you to use immediately available funds when purchasing or selling interests in a global security.

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  Financial institutions that participate in the depositary's book-entry system, and through which an investor holds its interest in a global security, may also have their own policies affecting payments, notices and other matters relating to the debt securities. There may be more than one financial intermediary in the chain of ownership for an investor. We do not monitor and are not responsible for the actions of any of those intermediaries.

  Termination of a Global Security

        If a global security is terminated, interests in it will be exchanged for certificates in non-book-entry form (certificated securities). After that exchange, the choice of whether to hold the certificated debt securities directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders. We have described the rights of legal holders and street name investors under "Issuance of Securities in Registered Form" above.

        The prospectus supplement may list situations for terminating a global security that would apply only to the particular series of debt securities covered by the prospectus supplement. If a global security is terminated, only the depositary, and not we or the applicable trustee, is responsible for deciding the names of the institutions in whose names the debt securities represented by the global security will be registered and, therefore, who will be the holders of those debt securities.

Payment and Paying Agents

        We will pay interest to the person listed in the applicable trustee's records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, usually about two weeks in advance of the interest due date, is called the "record date." Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called "accrued interest."

Payments on Global Securities

        We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder's right to those payments will be governed by the rules and practices of the depositary and its participants.

Payments on Certificated Securities

        We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date to the holder of debt securities as shown on the trustee's records as of the close of business on the regular record date at our office in New York, NY and/or at other offices that may be specified in the prospectus supplement. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee in New York, NY and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.

        Alternatively, at our option, we may pay any interest that becomes due on the debt security by mailing a check to the holder at his or her address shown on the trustee's records as of the close of business on the regular record date or by transfer to an account at a bank in the United States, in either case, on the due date.

Payment When Offices Are Closed

        Except as otherwise indicated in the applicable prospectus supplement, if any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the applicable prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

        Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.

Events of Default

        You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.

        The term "Event of Default" in respect of the debt securities of your series means any of the following (unless the prospectus supplement relating to such debt securities states otherwise):

  (1)
  we default in the payment of any interest upon a debt securities of the series when due and payable and the default continues for a period of 30 days;

  (2)
  we default in the payment of the principal of (or premium, if any, on) a debt security of the series when it becomes due and payable at its maturity, including upon any redemption date or required repurchase date, and the default continues for a period of five days;

  (3)
  we fail for 60 consecutive days after written notice from the trustee or the holders of at least 25% in principal amount of the debt securities of the series then outstanding to us and the trustee, as applicable, has been received to comply with any of our other agreements with respect to debt securities of the series;

  (4)
  pursuant to Section 18(a)(1)(C)(ii) and Section 61 of the 1940 Act, or any successor provisions, on the last business day of each of 24 consecutive calendar months, any class of securities shall have an asset coverage (as such term is used in the 1940 Act) of less than 100%, giving effect to any amendments to such provisions of the 1940 Act or to any exemptive relief granted to us by the SEC;

  (5)
  we file for bankruptcy or certain events of bankruptcy, insolvency, or reorganization involving us occur and remain undischarged or unstayed for a period of 90 days;

  (6)
  we do not deposit any sinking fund payment in respect of debt securities of the series on its due date, and do not cure this default within five days; and

  (7)
  any other Event of Default in respect of debt securities of the series described in the applicable prospectus supplement occurs.

        An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium or interest, if it in good faith considers the withholding of notice to be in the interests of the holders.

  Remedies If an Event of Default Occurs

        If an Event of Default has occurred and has not been cured, the trustee or the holders of at least 25% in principal amount of the outstanding debt securities of the affected series may declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. A declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the outstanding debt securities of the affected series if (1) we have deposited with the trustee all amounts due and owing with respect to the securities (other than principal that has become due solely by reason of such acceleration) and certain other amounts, and (2) any other Events of Default have been cured or waived.

        Except in cases of default, where the trustee has some special duties, the trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee reasonable protection from expenses and liability (called an "indemnity"). If indemnity satisfactory to the trustee is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

        Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

  •
  You must give your trustee written notice that an Event of Default with respect to the relevant series of debt securities has occurred and remains uncured.

  •
  The holders of at least 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer to the trustee security or indemnity satisfactory to it against the cost, expenses, and other liabilities of taking that action.

  •
  The trustee must not have taken action for 60 days after receipt of the above notice and offer of security or indemnity.

  •
  The holders of a majority in principal amount of the debt securities of that series must not have given the trustee a direction inconsistent with the above notice during that 60-day period.

        However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.

        Holders of a majority in principal amount of the debt securities of the affected series may waive any past defaults other than a default

  •
  in the payment of principal, any premium, or interest or

  •
  in respect of a covenant that cannot be modified or amended without the consent of each holder.

        Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

        Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities or else specifying any default.

Merger, Consolidation or Sale of Assets

        Unless the prospectus supplement relating to certain debt securities states otherwise, the indenture will provide that we will not merge or consolidate with or into any other person (other than a merger of a wholly owned subsidiary into us), or sell, transfer, lease, convey or otherwise dispose of all or substantially all our property (provided that, for the avoidance of doubt, a pledge of assets pursuant to any secured debt instrument of the Company or its subsidiaries shall not be deemed to be any such sale, transfer, lease, conveyance or disposition; and provided further that this covenant shall not apply to any sale, transfer, lease, conveyance, or other disposition of all or substantially all of the Company's property to a wholly owned subsidiary of the Company) in any one transaction or series of related transactions unless:

  •
  we are the surviving person (the "Surviving Person") or the Surviving Person (if other than us) formed by such merger or consolidation or to which such sale, transfer, lease, conveyance or disposition is made shall be a corporation or limited liability company organized and existing under the laws of the United States of America or any state or territory thereof;

  •
  the Surviving Person (if other than us) expressly assumes, by supplemental indenture in form reasonably satisfactory to the trustee, executed and delivered to the trustee by such Surviving Person, the due and punctual payment of the principal of, and premium, if any, and interest on, all the Notes outstanding, and the due and punctual performance and observance of all the covenants and conditions of the indenture to be performed by us;

  •
  immediately before and immediately after giving effect to such transaction or series of related transactions, no default or Event of Default shall have occurred and be continuing; and

  •
  we shall deliver, or cause to be delivered, to the trustee, an officers' certificate and an opinion of counsel, each stating that such transaction and the supplemental indenture, if any, in respect thereto, comply with this covenant, that all conditions precedent in the indenture relating to such transaction have been complied with.

        For the purposes of this covenant, the sale, transfer, lease, conveyance or other disposition of all the property of one or more of our subsidiaries, which property, if held by us instead of such subsidiaries, would constitute all or substantially all of our property on a consolidated basis, shall be deemed to be the transfer of all or substantially all of our property.

        Although there is a limited body of case law interpreting the phrase "substantially all", there is no precise established definition of the phrase under applicable law. Accordingly, in certain circumstances there may be a degree of uncertainty as to whether a particular transaction would involve "all or substantially all" of the properties or assets of a person. As a result, it may be unclear as to whether the merger, consolidation or sale of assets covenant would apply to a particular transaction as described above absent a decision by a court of competent jurisdiction.

Modification or Waiver

        There are three types of changes we can make to the indenture and the debt securities issued thereunder.

  Changes Requiring Your Approval

        First, there are changes that we cannot make to your debt securities without your specific approval. The following is a list of those types of changes:

  •
  change the stated maturity of the principal of or interest on the debt securities;

  •
  reduce any amounts due on the debt securities;

  •
  reduce the amount of principal payable upon acceleration of the maturity of a security following a default;

  •
  adversely affect any right of repayment at the holder's option;

  •
  change the place (except as otherwise described in the prospectus or prospectus supplement) or currency of payment on a debt security;

  •
  impair your right to sue for payment;

  •
  adversely affect any right to convert or exchange a debt security in accordance with its terms;

  •
  modify the subordination provisions in the indenture in a manner that is adverse to outstanding holders of the debt securities;

  •
  reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;

  •
  reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;

  •
  modify certain of the provisions of the indenture dealing with supplemental indentures, modification and waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and

  •
  change any obligation we have to pay additional amounts.

  Changes Not Requiring Approval

        The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications, establishment of the form or terms of new securities of any series as permitted by the indenture, and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect, including adding additional covenants or events of default. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.

  Changes Requiring Majority Approval

        Any other change to the indenture and the debt securities would require the following approval:

  •
  If the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series.

  •
  If the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

        The holders of a majority in principal amount of a series of debt securities issued under an indenture, or all series, voting together as one class for this purpose, may waive our compliance with some of our covenants in that indenture. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under "—Changes Requiring Your Approval."

Further Details Concerning Voting

        When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

  •
  For original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default.

  •
  For debt securities whose principal amount is not known (for example, because it is based on an index), we will use a special rule for that debt security described in the prospectus supplement.

  •
  For debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.

  •
  Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption. Debt securities will also not be eligible to vote if they have been fully defeased as described later under "—Defeasance—Full Defeasance."

        We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.

        Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.

Satisfaction and Discharge

        We may satisfy and discharge our obligations under the indenture by delivering to the securities registrar for cancellation all debt securities of the series then outstanding or by depositing with the trustee, in trust, funds in U.S. dollars in an amount sufficient to pay all of the debt securities of the series then outstanding after such debt securities have become due and payable or will become due and payable within one year (or scheduled for redemption within one year). Such discharge is subject to terms contained in the indenture.

Defeasance

        The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.

  Covenant Defeasance

        If certain conditions are satisfied, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called "covenant defeasance." In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If applicable, you also would be released from the subordination provisions described under "—Indenture Provisions—Subordination" below. In order to achieve covenant defeasance, we must do the following:

  •
  If the debt securities of a particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of the debt securities of a particular series a combination of money and United States government or United States government agency notes or bonds that will generate enough cash, in the opinion of a nationally recognized investment bank, appraisal firm or firm of independent public accountants, to make interest, principal and any other payments on the debt securities of the particular series on their various due dates.

  •
  We must deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to recognize income, gain or loss for U.S. federal income tax purposes as a result of such covenant defeasance or to be taxed on the debt securities any differently than if we did not make the deposit and repaid the debt securities at maturity.

  •
  We must deliver to the trustee a legal opinion and officers' certificate stating that all conditions precedent to covenant defeasance have been complied with.

  •
  Covenant defeasance must not result in a breach or violation of, or result in a default under, the indenture or any of our other material agreements or instruments.

  •
  No default or Event of Default with respect to such debt securities and any coupons appertaining thereto shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days.

  •
  Satisfy the conditions for covenant defeasance contained in any supplemental indentures.

        If we accomplished covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. For example, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be a shortfall. Depending on the event causing the default, you may not be able to obtain payment of the shortfall.

  Legal Defeasance

        If there is a change in U.S. federal tax law or we obtain an IRS ruling, as described below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called "defeasance" or "legal defeasance") if we put in place the following other arrangements for you to be repaid:

  •
  If the debt securities of a particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of the debt securities of a particular series a combination of money and United States government or United States government agency notes or bonds that will generate enough cash, in the opinion of a nationally recognized investment bank, appraisal firm or firm of independent public accountants, to make interest, principal and any other payments on the debt securities of the particular series on their various due dates.

  •
  We must deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an IRS ruling that allows us to make the above deposit without causing you to recognize income, gain, or loss for U.S. federal income tax purposes as a result of such defeasance or to be taxed on the debt securities any differently than if we did not make the deposit and repaid the debt securities at maturity. Under current U.S. federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit.

  •
  We must deliver to the trustee a legal opinion and officers' certificate stating that all conditions precedent to defeasance have been complied with.

  •
  Defeasance must not result in a breach or violation of, or result in a default under, the indenture or any of our other material agreements or instruments.

  •
  No default or Event of Default with respect to such debt securities and any coupons appertaining thereto shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days.

  •
  Satisfy the conditions for covenant defeasance contained in any supplemental indentures.

        If we ever accomplished legal defeasance, as described above, you would have to rely solely on the trust deposit for repayment of your debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent. If applicable, you would also be released from the subordination provisions described later under "Indenture Provisions—Subordination".

Form, Exchange and Transfer of Certificated Registered Securities

        If registered debt securities cease to be issued in book-entry form, they will be issued:

  •
  only in fully registered certificated form,

  •
  without interest coupons, and

  •
  unless we indicate otherwise in the prospectus supplement, in denominations of $1,000 and amounts that are multiples of $1,000.

        Holders may exchange their certificated securities, if any, for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed and as long as the denomination is greater than the minimum denomination for such securities.

        Holders may exchange or transfer their certificated securities, if any, at the office of their trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourselves.

        Holders will not be required to pay a service charge to transfer or exchange their certificated securities, if any, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder's proof of legal ownership.

        If we have designated additional transfer agents for your debt security, they will be named in your prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

        If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.

        If a registered debt security is issued in book-entry form, only the depositary will be entitled to transfer and exchange the debt security as described in this subsection, since it will be the sole holder of the debt security.

Resignation of Trustee

        Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series and has accepted such appointment. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Indenture Provisions—Subordination

        Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Senior Indebtedness (as defined below), but our obligation to you to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Senior Indebtedness has been made or duly provided for in money or money's worth.

        In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities before all Senior Indebtedness is paid in full, the payment or distribution must be paid over to the holders of the Senior Indebtedness or on their behalf for application to the payment of all the Senior Indebtedness remaining unpaid until all the Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Senior Indebtedness. Subject to the payment in full of all Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Senior Indebtedness to the extent of payments made to the holders of the Senior Indebtedness out of the distributive share of such subordinated debt securities.

        By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.

        "Senior Indebtedness" is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

  •
  our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed (other than indenture securities issued under the indenture and denominated as subordinated debt securities), unless in the instrument creating or evidencing the same or under which the same is outstanding it is provided that this indebtedness is not senior or prior in right of payment to the subordinated debt securities, and

  •
  renewals, extensions, modifications and refinancings of any of this indebtedness.

        If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our Senior Indebtedness outstanding as of a recent date.

Secured Indebtedness and Ranking

        We may issue two types of unsecured indebtedness obligations: senior and subordinated. Senior unsecured indebtedness obligations refer to those that rank senior in right of payment to all of our future indebtedness that is expressly subordinated in right of payment to such indebtedness. Subordinated unsecured indebtedness obligations refer to those that are expressly subordinated in right of payment to other unsecured obligations.

        Certain of our indebtedness, including certain series of indenture securities, may be secured. The prospectus supplement for each series of indenture securities will describe the terms of any security interest for such series and will indicate the approximate amount of our secured indebtedness as of a recent date. Any unsecured indenture securities will effectively rank junior to any secured indebtedness, including any secured indenture securities, that we incur in the future to the extent of the value of the assets securing such future secured indebtedness. Our debt securities, whether secured or unsecured, will rank structurally junior to all existing and future indebtedness (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities, with respect to claims on the assets of any such subsidiaries, financing vehicles, or similar facilities.

        In the event of our bankruptcy, liquidation, reorganization or other winding up, any of our assets that secure secured debt will be available to pay obligations on unsecured debt securities only after all indebtedness under such secured debt has been repaid in full from such assets. We advise you that there may not be sufficient assets remaining to pay amounts due on any or all unsecured debt securities then outstanding after fulfillment of this obligation. As a result, the holders of unsecured indenture securities may recover less, ratably, than holders of any of our secured indebtedness.

The Trustee under the Indenture

        Wells Fargo Bank, National Association, will serve as the trustee under the indenture.

Certain Considerations Relating To Foreign Currencies

        Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.

Book-Entry Debt Securities

        Unless otherwise specified in the applicable prospectus supplement, the debt securities will be issued in book-entry form, and the Depository Trust Company, or DTC, will act as securities depository for the debt securities. Unless otherwise specified in the applicable prospectus supplement, the debt securities will be issued as fully registered securities registered in the name of Cede & Co. (DTC's partnership nominee) or such other name as may be requested by an authorized representative of DTC. One fully registered certificate will be issued for the debt securities, in the aggregate principal amount of such issue, and will be deposited with DTC. If, however, the aggregate principal amount of any issue exceeds $500 million, one certificate will be issued with respect to each $500 million of principal amount, and an additional certificate will be issued with respect to any remaining principal amount of such issue.

        DTC has advised us that it is:

  •
  a limited purpose trust company organized under the laws of the State of New York;

  •
  a "banking organization" within the meaning of the New York State Banking Law;

  •
  a member of the Federal Reserve System;

  •
  a "clearing corporation" within the meaning of the Uniform Commercial Code; and

  •
  a "clearing agency" registered under Section 17A of the Exchange Act.

        DTC was created to hold securities for its participants and to facilitate the clearance and settlement of securities transactions between its participants through electronic book-entry changes to the accounts of its participants. DTC's participants, or Direct Participants, include securities brokers and dealers, including the underwriters; banks and trust companies; clearing corporations and other organizations. Indirect access to DTC's system is also available to others such as banks, brokers, dealers and trust companies; these indirect participants clear through or maintain a custodial relationship with a DTC participant, either directly or indirectly. Investors who are not DTC participants may beneficially own securities held by or on behalf of DTC only through DTC participants or indirect participants in DTC.

        DTC is a wholly owned subsidiary of The Depository Trust & Clearing Corporation, or DTCC. DTCC is the holding company for DTC, National Securities Clearing Corporation and Fixed Income

Clearing Corporation, all of which are registered clearing agencies. DTCC is owned by the users of its regulated subsidiaries. Access to the DTC system is also available to others such as both U.S. and non-U.S. securities brokers and dealers, banks, trust companies and clearing corporations that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly, or Indirect Participants. The DTC Rules applicable to its Participants are on file with the SEC.

        Purchases of debt securities under the DTC system must be made by or through Direct Participants, which will receive a credit for the debt securities on DTC's records. The ownership interest of each actual purchaser of each security, or Beneficial Owner, is in turn to be recorded on the Direct and Indirect Participants' records. Beneficial Owners will not receive written confirmation from DTC of their purchase. Beneficial Owners are, however, expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the Direct or Indirect Participant through which the Beneficial Owner entered into the transaction. Transfers of ownership interests in the debt securities are to be accomplished by entries made on the books of Direct and Indirect Participants acting on behalf of Beneficial Owners. Beneficial Owners will not receive certificates representing their ownership interests in debt securities, except in the event that use of the book-entry system for the debt securities is discontinued.

        To facilitate subsequent transfers, all debt securities deposited by Direct Participants with DTC are registered in the name of DTC's partnership nominee, Cede & Co. or such other name as may be requested by an authorized representative of DTC. The deposit of debt securities with DTC and their registration in the name of Cede & Co. or such other DTC nominee do not effect any change in beneficial ownership. DTC has no knowledge of the actual Beneficial Owners of the debt securities; DTC's records reflect only the identity of the Direct Participants to whose accounts such debt securities are credited, which may or may not be the Beneficial Owners. The Direct and Indirect Participants will remain responsible for keeping account of their holdings on behalf of their customers.

        Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants and Indirect Participants to Beneficial Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

        Redemption notices shall be sent to DTC. If less than all of the debt securities within an issue are being redeemed, DTC's practice is to determine by lot the amount of the interest of each Direct Participant in such issue to be redeemed.

        Neither DTC nor Cede & Co. (nor any other DTC nominee) will consent or vote with respect to the debt securities unless authorized by a Direct Participant in accordance with DTC's Procedures. Under its usual procedures, DTC mails an Omnibus Proxy to us as soon as possible after the record date. The Omnibus Proxy assigns Cede & Co.'s consenting or voting rights to those Direct Participants to whose accounts the debt securities are credited on the record date (identified in a listing attached to the Omnibus Proxy).

        Redemption proceeds, distributions, and interest payments on the debt securities will be made to Cede & Co., or such other nominee as may be requested by an authorized representative of DTC. DTC's practice is to credit Direct Participants' accounts upon DTC's receipt of funds and corresponding detail information from us or the trustee on the payment date in accordance with their respective holdings shown on DTC's records. Payments by Participants to Beneficial Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in "street name," and will be the responsibility of such Participant and not of DTC or its nominee, the trustee, or us, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of redemption proceeds, distributions, and interest payments to Cede & Co. (or such other nominee as may be requested by an authorized representative of DTC) is the responsibility of us or the trustee, but disbursement of such payments to Direct Participants will be the responsibility of DTC, and disbursement of such payments to the Beneficial Owners will be the responsibility of Direct and Indirect Participants.

        DTC may discontinue providing its services as depository with respect to the debt securities at any time by giving reasonable notice to us or to the trustee. Under such circumstances, in the event that a successor depository is not obtained, certificates are required to be printed and delivered. We may decide to discontinue use of the system of book-entry-only transfers through DTC (or a successor securities depository). In that event, certificates will be printed and delivered to DTC.

        The information in this section concerning DTC and DTC's book-entry system has been obtained from sources that we believe to be reliable, but we take no responsibility for the accuracy thereof.

 SHARES ELIGIBLE FOR FUTURE RESALE

Rule 144

        In general, under Rule 144 under the Securities Act, a person (or persons whose shares are aggregated) who is not deemed to have been an affiliate of ours at any time during the three months preceding a sale, and who has beneficially owned restricted securities within the meaning of Rule 144 for at least six months (including any period of consecutive ownership of preceding non-affiliated holders) would be entitled to sell those shares, subject only to the availability of current public information about us. A non-affiliated person who has beneficially owned restricted securities within the meaning of Rule 144 for at least one year would be entitled to sell those shares without regard to the provisions of Rule 144.

        A person (or persons whose shares are aggregated) who is deemed to be an affiliate of ours and who has beneficially owned restricted securities within the meaning of Rule 144 for at least six months would be entitled to sell within any three-month period a number of shares that does not exceed the greater of 1% of the then outstanding shares of our common stock or the average weekly trading volume of our common stock during the four calendar weeks preceding such sale. Such sales are also subject to certain manner of sale provisions, notice requirements and the availability of current public information about us (which requires that we are current in our periodic reports under the 1934 Act).

Transfer Restrictions

        Pursuant to the terms of our Charter, following the Listing Date, without the prior written consent of the Board, a shareholder who purchased shares prior the Listing Date is not permitted to transfer (whether by sale, gift, merger, by operation of law or otherwise), exchange, assign, pledge, hypothecate or otherwise dispose of or encumber (collectively, "Transfer") (i) any shares of our common stock held by such shareholder prior to the Listing Date for 180 days following the Listing Date; (ii) two-thirds of the shares of our common stock held by such shareholder prior to the Listing Date for 270 days following the Listing Date; and (iii) one-third of the shares of our common stock held by such shareholder prior to the Listing Date for 365 days following the Listing Date. This means that, as a result of these transfer restrictions, without the consent of the Board, a shareholder who owned 99 shares of common stock on the Listing Date could not sell any of such shares for 180 days following the Listing Date; 181 days following the Listing Date, such shareholder could only sell up to 33 of such shares; 271 days following the Listing Date, such shareholder could only sell up to 66 of such shares and 366 days followingthe Listing Date, such shareholder could sell all of such shares. In addition, the Adviser, our directors and Mr. Lipschultz have agreed for a period of 540 days after the Listing Date and we and our executive officers who are not directors have agreed for a period of 180 days after the Listing Date, (i) not to offer, sell, contract to sell, pledge, grant any option to purchase, lend or otherwise dispose of, or file with the SEC a registration statement under the Securities Act (other than a registration statement pursuant to Rule 415 of the Securities Act) relating to, any shares of our common stock, or any options or warrants to purchase any shares of our common stock, or any securities convertible into, exchangeable for or that represent the right to receive shares of our common stock or (ii) engage in any hedging or other transaction or arrangement (including, without limitation, any short sale or the purchase or sale of, or entry into, any put or call option, or combination thereof, forward, swap or any other derivative transaction or instrument, however described or defined) which is designed to or which reasonably could be expected to lead to or result in a sale or disposition (whether by the undersigned or someone other than the undersigned), or transfer of any of the economic consequences of ownership, in whole or in part, directly or indirectly, of our common stock or any such other securities whether any such transaction or arrangement (or instrument provided for thereunder) would be settled by delivery of our common stock or other securities, in cash or otherwise, without the prior written consent of Goldman Sachs & Co. LLC and BofA Securities, Inc. on behalf of the underwriters, subject to certain exceptions; provided, however that, commencing 30 days after the date of this prospectus, the foregoing shall not prohibit a convertible notes issuance by the Company in an amount not to exceed $250 million.

 REGULATION

        We have elected to be regulated as a BDC under the 1940 Act. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their affiliates (including any investment advisers or sub-advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than "interested persons," as that term is defined in the 1940 Act.

        In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by "a majority of our outstanding voting securities" as defined in the 1940 Act. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (a) 67% or more of such company's voting securities present at a meeting if more than 50% of the outstanding voting securities of such company are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of such company. We do not anticipate any substantial change in the nature of our business.

        We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, issue and sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value of our common stock if (1) our board of directors determines that such sale is in our best interests and the best interests of our shareholders, and (2) our shareholders have approved our policy and practice of making such sales within the preceding 12 months. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such securities.

        As a BDC, the ratio of our total assets (less total liabilities other than indebtedness represented by senior securities) to our total indebtedness represented by senior securities plus preferred stock, if any, must be at least 200%. However, legislation enacted in March 2018 has modified the 1940 Act by allowing a BDC to increase the maximum amount of leverage it may incur from an asset coverage ratio of 200% to an asset coverage ratio of 150%, if certain requirements are met. This means that generally, we can borrow up to $1 for every $1 of investor equity (or, if certain conditions are met, we can borrow up to $2 for every $1 of investor equity). The reduced asset coverage requirement would permit a BDC to double the amount of leverage it could incur. We are permitted to increase our leverage capacity if shareholders representing at least a majority of the votes cast, when quorum is met, approve a proposal to do so. If we receive such shareholder approval, we would be permitted to increase our leverage capacity on the first day after such approval. Alternatively, the we may increase the maximum amount of leverage we may incur to an asset coverage ratio of 150% if the "required majority" (as defined in Section 57(o) of the 1940 Act) of the independent members of our Board of Directors approve such increase with such approval becoming effective after one year. In either case, we would be required to make certain disclosures on our website and in SEC filings regarding, among other things, the receipt of approval to increase our leverage, our leverage capacity and usage, and risks related to leverage. In addition, before incurring any such additional leverage, we would have to renegotiate or receive a waiver from the contractual leverage limitations under our existing credit facilities and notes.

        We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our board of directors who are not interested persons and, in some cases, prior approval by the SEC.

        We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an "underwriter" as that term is defined in the Securities Act. Our intention is to not write (sell) or buy put or call options to manage risks associated with the publicly traded securities of our portfolio companies, except that we may enter into hedging transactions to manage the risks associated with interest rate or currency fluctuations. However, we may purchase or otherwise receive warrants to purchase the common stock of our portfolio companies in connection with acquisition financing or other investments. Similarly, in connection with an acquisition, we may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances. We also do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, except for registered money market funds, we generally cannot acquire more than 3% of the voting stock of any registered investment company, invest more than 5% of the value of our total assets in the securities of one investment company, or invest more than 10% of the value of our total assets in the securities of more than one investment company. With regard to that portion of our portfolio invested in securities issued by investment companies, if any, it should be noted that such investments might subject our shareholders to additional expenses as they will be indirectly responsible for the costs and expenses of such companies. None of our investment policies are fundamental, and thus may be changed without shareholder approval.

Qualifying Assets

        Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company's total assets. The principal categories of qualifying assets relevant to our business are any of the following:

          (1)   Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

            (a)   is organized under the laws of, and has its principal place of business in, the United States;

            (b)   is not an investment company (other than a small business investment company wholly owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

            (c)   satisfies any of the following:

                (i)  does not have any class of securities that is traded on a national securities exchange;

               (ii)  has a class of securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non-voting common equity of less than $250 million;

              (iii)  is controlled by a BDC or a group of companies including a BDC and the BDC has an affiliated person who is a director of the eligible portfolio company; or

              (iv)  is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million.

          (2)   Securities of any eligible portfolio company controlled by the Company.

          (3)   Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

          (4)   Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and the Company already owns 60% of the outstanding equity of the eligible portfolio company.

          (5)   Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

          (6)   Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

        In addition, a BDC must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above.

        Control, as defined by the 1940 Act, is presumed to exist where a BDC beneficially owns more than 25% of the outstanding voting securities of the portfolio company, but may exist in other circumstances based on the facts and circumstances.

        The regulations defining qualifying assets may change over time. The Company may adjust its investment focus as needed to comply with and/or take advantage of any regulatory, legislative, administrative or judicial actions

Managerial Assistance to Portfolio Companies

        A BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described above. However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, the BDC must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where the BDC purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Where the BDC purchases such securities in conjunction with one or more other persons acting together, the BDC will satisfy this test if one of the other persons in the group makes available such managerial assistance, although this may not be the sole method by which the BDC satisfies the requirement to make available managerial assistance. Making available significant managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company through monitoring of portfolio company operations, selective participation in board and management meetings, consulting with and advising a portfolio company's officers or other organizational or financial guidance.

Temporary Investments

        Pending investment in other types of qualifying assets, as described above, our investments can consist of cash, cash equivalents, U.S. government securities or high quality debt securities maturing in one year or less from the time of investment, which are referred to herein, collectively, as temporary investments, so that 70% of our assets would be qualifying assets. We may invest in highly rated commercial paper, U.S. Government agency notes, U.S. Treasury bills or in repurchase agreements relating to such securities that are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price that is greater than the purchase price by an amount that reflects an agreed-upon interest rate. Consequently, repurchase agreements are functionally similar to loans. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, the 1940 Act and certain diversification tests in order to qualify as a RIC for U.S. federal income tax purposes typically require us to limit the amount we invest with any one counterparty. Accordingly, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. The Adviser will monitor the creditworthiness of the counterparties with which we may enter into repurchase agreement transactions.

Senior Securities; Coverage Ratio

        We are generally permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if immediately after such borrowing or issuance, the ratio of our total assets (less total liabilities other than indebtedness represented by senior securities) to our total indebtedness represented by senior securities plus preferred stock, if any, is at least 200%. However, legislation enacted in March 2018 has modified the 1940 Act by allowing a BDC to increase the maximum amount of leverage it may incur from an asset coverage ratio of 200% to an asset coverage ratio of 150%, if certain requirements are met. This means that generally, a BDC can borrow up to $1 for every $1 of investor equity or, if certain requirements are met and it reduces its asset coverage ratio, it can borrow up to $2 for every $1 of investor equity. The reduced asset coverage requirement would permit a BDC to double the amount of leverage it could incur. We are permitted to increase our leverage capacity if shareholders representing at least a majority of the votes cast, when quorum is met, approve a proposal to do so. If we receive such shareholder approval, we would be permitted to increase our leverage capacity on the first day after such approval. Alternatively, we may increase the maximum amount of leverage we may incur to an asset coverage ratio of 150% if the "required majority" (as defined in Section 57(o) of the 1940 Act) of the independent members of our Board of Directors approve such increase with such approval becoming effective after one year. In either case, we would be required to make certain disclosures on our website and in SEC filings regarding, among other things, the receipt of approval to increase our leverage, our leverage capacity and usage, and risks related to leverage. In addition, before incurring any such additional leverage, we would have to renegotiate or receive a waiver from the contractual leverage limitations under our existing credit facilities.

        In addition, while any senior securities remain outstanding, we will be required to make provisions to prohibit any dividend distribution to our shareholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the dividend distribution or repurchase. We will also be permitted to borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes, which borrowings would not be considered senior securities. For a discussion of the risks associated with leverage, see "Risk Factors—Risks Related to Business Development Companies—Regulations governing our operation as a business development company and RIC affect our ability to raise capital and the way in which we raise additional capital or borrow for investment purposes, which may have a negative effect on our growth. As a business development company, the necessity of raising additional capital may expose us to risks, including risks associated with leverage."

Codes of Ethics

        We and the Adviser have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, respectively, that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the code are permitted to invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code's requirements. Our code of ethics is available, free of charge, on our website at www.owlrockcapitalcorporation.com. In addition, the code of ethics is attached as an exhibit to this registration statement and is available on the EDGAR Database on the SEC's website at

http://www.sec.gov. You may also obtain copies of the code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Affiliated Transactions

        We may be prohibited under the 1940 Act from conducting certain transactions with our affiliates without the prior approval of our directors who are not interested persons and, in some cases, the prior approval of the SEC. We, the Adviser, and certain affiliates have applied for and been granted exemptive relief by the SEC to co-invest with other funds managed by the Adviser or its affiliates in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. Pursuant to such exemptive relief, we generally are permitted to co-invest with certain of our affiliates if a "required majority" (as defined in Section 57(o) of the 1940 Act) of our independent directors makes certain conclusions in connection with a co-investment transactions, including that (1) the terms of the transaction, including the consideration to be paid, are reasonable and fair to us and our shareholders and do not involve overreaching of us or our shareholders on the part of any person concerned, (2) the transaction is consistent with the interests of our shareholders and is consistent with our investment objective and strategies, and (3) the investment by our affiliates would not disadvantage us, and our participation would not be on a basis different from or less advantageous than that on which our affiliates are investing. The Owl Rock Advisers' allocation policy incorporates the conditions of the exemptive relief and seeks to ensure equitable allocation of investment opportunities between the Company and other funds managed by the Adviser or its affiliates. As a result of exemptive relief, there could be significant overlap in the Company's investment portfolio and the investment portfolio of other funds established by the Adviser or its affiliates that could avail themselves of the exemptive relief.

Cancellation of the Investment Advisory Agreement

        Under the 1940 Act, the Investment Advisory Agreement will automatically terminate in the event of its assignment, as defined in the 1940 Act, by Owl Rock Capital Advisors. The Investment Advisory Agreement may be terminated at any time, without penalty, by us upon not less than 60 days' written notice to Owl Rock Capital Advisors and may be terminated at any time, without penalty, by Owl Rock Capital Advisors upon 120 days' written notice to us. The holders of a majority of our outstanding voting securities may also terminate the Investment Advisory Agreement without penalty upon not less than 60 days' written notice. Unless terminated earlier as described above, the Investment Advisory Agreement will remain in effect for a period of two years from the date it first become effective and will remain in effect from year-to-year thereafter if approved annually by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, and, in either case, if also approved by a majority of our directors who are not "interested persons" as defined in the 1940 Act.

Proxy Voting Policies and Procedures

        We have delegated our proxy voting responsibility to Owl Rock Capital Advisors. The proxy voting policies and procedures of Owl Rock Capital Advisors are set out below. The guidelines are reviewed periodically by Owl Rock Capital Advisors and our directors who are not "interested persons," and, accordingly, are subject to change. For purposes of these proxy voting policies and procedures described below, "we," "our" and "us" refer to Owl Rock Capital Advisors.

  Introduction

        As an investment adviser registered under the Advisers Act, we have a fiduciary duty to act solely in the best interests of our clients. As part of this duty, we recognize that we must vote client securities in a timely manner free of conflicts of interest and in the best interests of our clients. These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

  Proxy Policies

        We will vote proxies relating to our clients' securities in the best interest of our clients' shareholders. We will review on a case-by-case basis each proposal submitted to a shareholder vote to determine its impact on the portfolio securities held by our clients. Although we will generally vote against proposals that may have a negative impact on our clients' portfolio securities, we may vote for such a proposal if there exists compelling long-term reasons to do so.

        Our proxy voting decisions are made by the senior officers who are responsible for monitoring each of our investments. To ensure that the our vote is not the product of a conflict of interest, we will require that: (i) anyone involved in the decision making process disclose to our chief compliance officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (ii) employees involved in the decision-making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.

  Proxy Voting Records

        You may obtain information about how we voted proxies for Owl Rock Capital Corporation, free of charge, by making a written request for proxy voting information to: Owl Rock Capital Corporation, 399 Park Avenue, 38th Floor, New York, NY 10022, Attention: Investor Relations, or by calling Owl Rock Capital Corporation at (212) 419-3000.

Privacy Policy

        We are committed to maintaining the confidentiality, integrity and security of non-public personal information relating to investors. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

        Generally, we do not collect any non-public personal information other than certain biographical information which is used only so that we can service your account, send you annual reports, proxy statements, and other information required by law. With regard to this information, we maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of our investors.

        We may share information that we collect regarding an investor with certain of our service providers for legitimate business purposes, for example, in order to process trades or mail information to investors. In addition, we may disclose information that we collect regarding an investor as required by law or in connection with regulatory or law enforcement inquiries.

Reporting Obligations

        We will furnish our shareholders with annual reports containing audited financial statements, quarterly reports, and such other periodic reports as we determine to be appropriate or as may be required by law.

        We make available on our website (www.owlrockcapitalcorporation.com) our annual reports on Form 10-K, quarterly reports on Form 10-Q and our current reports on Form 8-K. The SEC also maintains a website (www.sec.gov) that contains such information. The reference to our website is an inactive textual reference only and the information contained on our website is not a part of this registration statement.

Other

        We have adopted an investment policy that complies with the requirements applicable to us as a BDC. We expect to be periodically examined by the SEC for compliance with the 1940 Act and the 1934 Act, and are subject to the periodic reporting and related requirements of the 1934 Act.

        We are also required to provide and maintain a bond issued by a reputable fidelity insurance company to protect against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to our shareholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

        We are also required to designate a chief compliance officer and to adopt and implement written policies and procedures reasonably designed to prevent violation of the federal securities laws and to review these policies and procedures annually for their adequacy and the effectiveness of their implementation.

        We are not permitted to change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by a Majority of the Outstanding Shares of our common stock.

        We intend to operate as a non-diversified management investment company; however, we are currently and may, from time to time, in the future, be considered a diversified management investment company pursuant to the definitions set forth in the 1940 Act.

        Our internet address is www.owlrockcapitalcorporation.com. Information contained on our website is not incorporated by reference into this prospectus. We make available free of charge on our website our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, proxy statement and amendments to those reports as soon as reasonably practicable after we electronically file such material with, or furnish them to, the SEC.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

        Our securities and loan documents are held by State Street Bank and Trust Company pursuant to a custodian agreement, and who will also serve as our transfer agent, distribution paying agent and registrar. The principal business address of State Street Bank and Trust Company is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

BROKERAGE ALLOCATION AND OTHER PRACTICES

        Since we will acquire and dispose of many of our investments in privately negotiated transactions, many of the transactions that we engage in will not require the use of brokers or the payment of brokerage commissions. Subject to policies established by our Board, the Adviser will be primarily responsible for selecting brokers and dealers to execute transactions with respect to the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. The Adviser does not expect to execute transactions through any particular broker or dealer but will seek to obtain the best net results for us under the circumstances, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm's risk and skill in positioning blocks of securities. The Adviser generally will seek reasonably competitive trade execution costs but will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements and consistent with Section 28(e) of the 1934 Act, the Adviser may select a broker based upon brokerage or research services provided to the Adviser and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if the Adviser determines in good faith that such commission is reasonable in relation to the services provided.

 PLAN OF DISTRIBUTION

        We may offer, from time to time, in one or more offerings or series, up to $3 billion of our common stock, preferred stock, debt securities, subscription rights to purchase shares of our common stock or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, in one or more underwritten public offerings, at-the-market offerings, negotiated transactions, block trades, best efforts offerings or a combination of these methods.

        We may sell the securities through underwriters or dealers, directly to one or more purchasers, including existing shareholders in a rights offering, through agents designated from time to time by us or through a combination of any such methods of sale. Any underwriter or agent involved in the offer and sale of the securities will be named in the applicable prospectus supplement. A prospectus supplement or supplements will also describe the terms of the offering of the securities, including: the purchase price of the securities and the proceeds we will receive from the sale; any options under which underwriters may purchase additional securities from us; any agency fees or underwriting discounts and other items constituting agents' or underwriters' compensation; the public offering price; any discounts or concessions allowed or re-allowed or paid to dealers; any securities exchange or market on which the securities may be listed; and, in the case of a rights offering, the number of shares of our common stock issuable upon the exercise of each right. Only underwriters named in the prospectus supplement will be underwriters of the securities offered by the prospectus supplement.

        The distribution of the securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of any common stock offered by us, less any underwriting commissions or discounts, must equal or exceed the net asset value per share of our common stock at the time of the offering except (a) in connection with a rights offering to our existing shareholders, (b) with the consent of the majority of our outstanding voting securities or (c) under such circumstances as the SEC may permit. The price at which securities may be distributed may represent a discount from prevailing market prices.

        In connection with the sale of the securities, underwriters or agents may receive compensation from us, or from purchasers of the securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell the securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of the securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement. The maximum aggregate commission or discount to be received by any member of the Financial Industry Regulatory Authority, or FINRA, or independent broker-dealer will not be greater than 8% of the gross proceeds of the sale of securities offered pursuant to this prospectus and any applicable prospectus supplement. We may also reimburse the underwriter or agent for certain fees and legal expenses incurred by it.

        Any underwriter may engage in over-allotment, stabilizing transactions, short-covering transactions and penalty bids in accordance with Regulation M under the Exchange Act. Over-allotment involves sales in excess of the offering size, which create a short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum price. Syndicate-covering or other short-covering transactions involve purchases of the securities, either through exercise of the option to purchase additional shares from us or in the open market after the distribution is completed, to cover short positions. Penalty bids permit the underwriters to reclaim a selling concession from a dealer when the securities originally sold by the dealer are purchased in a stabilizing or covering transaction to cover short positions. Those activities may cause the price of the securities to be higher than it would otherwise be. If commenced, the underwriters may discontinue any of the activities at any time.

        We may sell securities directly or through agents we designate from time to time. We will name any agent involved in the offering and sale of securities and we will describe any commissions we will pay the agent in the prospectus supplement. Unless the prospectus supplement states otherwise, the agent will act on a best-efforts basis for the period of its appointment.

        Unless otherwise specified in the applicable prospectus supplement, each class or series of securities will be a new issue with no trading market, other than our common stock, which is traded on the NYSE. We may elect to list any other class or series of securities on any exchanges, but we are not obligated to do so. We cannot guarantee the liquidity of the trading markets for any securities.

        Under agreements that we may enter, underwriters, dealers and agents who participate in the distribution of the securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act, or contribution with respect to payments that the agents or underwriters may make with respect to these liabilities. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

        If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as agents to solicit offers by certain institutions to purchase securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of the securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

        We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement.

        In order to comply with the securities laws of certain states, if applicable, the securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

LEGAL MATTERS

        The validity of the common stock offered hereby and certain legal matters for us in connection with the offering will be passed upon for us by Eversheds Sutherland (US) LLP. Eversheds Sutherland (US) LLP also represents the Adviser.

 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The consolidated financial statements and the Senior Securities table under the heading "Senior Securities" for Owl Rock Capital Corporation and subsidiaries have been included herein and in the registration statement in reliance upon the reports of KPMG LLP, our independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

AVAILABLE INFORMATION

        We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to the securities offered by this prospectus. The registration statement contains additional information about us and the securities being offered by this prospectus.

        We also file with or submit to the SEC periodic and current reports, proxy statements and other information meeting the informational requirements of the 1934 Act.

        We furnish our shareholders with annual reports containing audited financial statements, quarterly reports, and such other periodic reports as we determine to be appropriate or as may be required by law.

        We make available on our website (www.owlrockcapitalcorporation.com) our annual reports on Form 10-K, quarterly reports on Form 10-Q and our current reports on Form 8-K. The SEC also maintains a website (www.sec.gov) that contains such information. The reference to our website is an inactive textual reference only and the information contained on our website is not a part of this registration statement.

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

        This prospectus is part of a registration statement that we have filed with the SEC. Pursuant to the SBCAA, we are allowed to "incorporate by reference" the information that we file with the SEC, which means that we can disclose important information to you by referring you to such information incorporated by reference. The information incorporated by reference is considered to comprise a part of this prospectus from the date we file any such document. Any reports filed by us with the SEC subsequent to the date of this prospectus and before the date that any offering of any securities by means of this prospectus and any accompanying prospectus supplement is terminated will automatically update and, where applicable, supersede any information contained in this prospectus or incorporated by reference in this prospectus.

        We incorporate by reference into this prospectus our filings listed below and any future filings that we may file with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, subsequent to the date of this prospectus until all of the securities offered by this prospectus and any accompanying prospectus supplement have been sold or we otherwise terminate the offering of those securities; provided, however, that information "furnished" under Item 2.02 or Item 7.01 of Form 8-K or other information "furnished" to the SEC which is not deemed filed is not incorporated by reference in this prospectus and any accompanying prospectus supplement. Information that we file with the SEC subsequent to the date of this prospectus will automatically update and may supersede information in this prospectus, any accompanying prospectus supplement and other information previously filed with the SEC.

        The prospectus incorporates by reference the documents set forth below that have been previously filed with the SEC:

  •
  our Annual Report on Form 10-K for the fiscal year ended December 31, 2018, filed with the SEC on February 27, 2019, including the information specifically incorporated by reference into the Form 10-K from our Definitive Proxy Statement on Schedule 14A, filed with the SEC on March 14, 2019;

  •
  our Quarterly Report on Form 10-Q for the three months ended March 31, 2019, filed with the SEC on May 8, 2019;

  •
  our Quarterly Report on Form 10-Q for the three months ended June 30, 2019, filed with the SEC on July 30, 2019; and

  •
  our Current Reports on Form 8-K filed with the SEC on July 9, 2019, July 18, 2019, July 24, 2019, July 30, 2019 and August 6, 2019.

        See "Available Information" for information on how to obtain a copy of these filings.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors
Owl Rock Capital Corporation:

Opinion on the Consolidated Financial Statements

        We have audited the accompanying consolidated statements of assets and liabilities of Owl Rock Capital Corporation and subsidiaries (the Company), including the consolidated schedules of investments, as of December 31, 2018 and 2017, the related consolidated statements of operations, changes in net assets, and cash flows for each of the years in the three-year period ended December 31, 2018, and the related notes (collectively, the consolidated financial statements). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2018 and 2017, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2018, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

        These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

        We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

        Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Such procedures also included confirmation of securities owned as of December 31, 2018 and 2017, by correspondence with custodians, portfolio companies, or agents. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP
We have served as the Company's auditor since 2016.
New York, New York February 27, 2019

Owl Rock Capital Corporation

Consolidated Statements of Assets and Liabilities

(Amounts in thousands, except share and per share amounts)

	December 31, 2018	December 31, 2017
Assets
Investments at fair value
Non-controlled, non-affiliated investments (amortized cost of $5,720,295 and $2,307,886, respectively)	$5,697,447	$2,324,157
Controlled, affiliated investments (amortized cost of $91,138 and $65,028, respectively)	86,622	65,599

Total investments at fair value (amortized cost of $5,811,433 and $2,372,914, respectively)	5,784,069	2,389,756
Cash (restricted cash of $6,013 and $2,638, respectively)	127,603	20,071
Receivable for investments sold	—	19,900
Interest receivable	29,680	8,984
Receivable from a controlled affiliate	8,100	3,503
Prepaid expenses and other assets	1,590	1,333

Total Assets	$5,951,042	$2,443,547

Liabilities
Debt (net of unamortized debt issuance costs of $22,335 and $12,568, respectively)	$2,567,717	$919,432
Management fee payable	14,049	11,152
Distribution payable	78,350	33,545
Payables to affiliates	2,847	2,330
Payable for investments purchased	3,180	—
Accrued expenses and other liabilities	20,054	4,509

Total Liabilities	2,686,197	970,968

Commitments and contingencies (Note 7)
Net Assets
Common shares $0.01 par value, 500,000,000 shares authorized; 216,204,837 and 97,959,595 shares issued and outstanding, respectively	2,162	980
Additional paid-in-capital	3,271,162	1,451,886
Total distributable earnings (losses)(1)	(8,479)	19,713

Total Net Assets	3,264,845	1,472,579

Total Liabilities and Net Assets	$5,951,042	$2,443,547

Net Asset Value Per Share	$15.10	$15.03

(1)
Accumulated undistributed net investment income, net unrealized gain (loss) and undistributed net realized gains (losses) have been consolidated into total distributable earnings (losses) for December 31, 2017 for comparative purposes.

The accompanying notes are an integral part of these consolidated financial statements.

Owl Rock Capital Corporation

Consolidated Statements of Operations

(Amounts in thousands, except share and per share amounts)

	Years Ended December 31,
	2018	2017	2016
Investment Income
Investment income from non-controlled, non-affiliated investments:
Interest income	$366,858	$151,246	$27,939
Other income	8,750	5,130	865

Total investment income from non-controlled, non-affiliated investments	375,608	156,376	28,804

Investment income from controlled, affiliated investments:
Dividend income	8,379	125	—
Other income	4,871	3,378	—

Total investment income from controlled, affiliated investments	13,250	3,503	—

Total Investment Income	388,858	159,879	28,804

Expenses
Initial organization	—	—	1,224
Interest expense	76,774	24,580	2,758
Management fee	52,148	31,062	9,238
Professional fees	7,823	5,430	3,029
Directors' fees	533	387	315
Other general and administrative	4,965	4,472	2,882

Total Expenses	142,243	65,931	19,446

Net Investment Income (Loss) Before Taxes	246,615	93,948	9,358

Excise tax expense	1,093	158	352

Net Investment Income (Loss) After Taxes	$245,522	$93,790	$9,006

Net Realized and Unrealized Gain (Loss)
Net change in unrealized gain (loss):
Non-controlled, non-affiliated investments	$(38,426)	$8,640	$7,631
Controlled affiliated investments	(5,087)	571	—
Translation of assets and liabilities in foreign currencies	(133)	—	—

Total Net Change in Unrealized Gain (Loss)	(43,646)	9,211	7,631

Net realized gain (loss):
Non-controlled, non-affiliated investments	234	739	—
Foreign currency transactions	133	—	—

Total Net Realized Gain (Loss)	367	739	—

Total Net Realized and Unrealized Gain (Loss)	(43,279)	9,950	7,631

Net Increase (Decrease) in Net Assets Resulting from Operations	$202,243	$103,740	$16,637

Earnings Per Share—Basic and Diluted	$1.38	$1.55	$0.78

Weighted Average Shares Outstanding—Basic and Diluted	146,422,371	67,082,905	21,345,191

The accompanying notes are an integral part of these consolidated financial statements.

Owl Rock Capital Corporation

Consolidated Schedules of Investments

As of December 31, 2018

(Amounts in thousands, except share amounts)

Company(1)(17)	Investment	Interest	Maturity Date	Par / Units	Amortized Cost(3)(23)	Fair Value	Percentage of Net Assets
Non-controlled/non-affiliated portfolio company investments(2)
Debt Investments
Advertising and media
IRI Holdings, Inc.(4)(5)(21)	First lien senior secured loan	L + 4.50%	11/28/2025	$15,000	$14,852	$14,588	0.4%
PAK Acquisition Corporation (dba Valpak)(4)(6)	First lien senior secured loan	L + 8.00%	6/30/2022	70,775	69,795	71,128	2.2%
Swipe Acquisition Corporation (dba PLI)(4)(5)(21)	First lien senior secured loan	L + 7.75%	6/29/2024	162,840	159,754	159,583	4.9%
Swipe Acquisition Corporation (dba PLI)(4)(13)(14)(15)(21)	First lien senior secured delayed draw term loan	L + 7.75%	9/30/2019	—	(178)	(65)	—%

				248,615	244,223	245,234	7.5%
Automotive
Mavis Tire Express Services Corp.(4)(5)(21)	Second lien senior secured loan	L + 7.50%	3/20/2026	155,000	151,793	151,125	4.6
Mavis Tire Express Services Corp.(4)(5)(13)(15)(21)	Second lien senior secured delayed draw term loan	L + 7.50%	3/20/2020	1,449	1,181	1,090	—%

				156,449	152,974	152,215	4.6%
Buildings and real estate
Associations, Inc.(4)(6)(21)	First lien senior secured loan	L + 4.00% (3.00% PIK)	7/30/2024	231,957	229,234	229,057	7.0%
Associations, Inc.(4)(6)(13)(15)(21)	First lien senior secured delayed draw term loan	L + 4.00% (3.00% PIK)	7/30/2021	20,580	19,910	19,579	0.6%
Associations, Inc.(4)(13)(14)(21)	First lien senior secured revolving loan	L + 6.00%	7/30/2024	—	(134)	(231)	—%
Cheese Acquisition, LLC(4)(6)(21)	First lien senior secured loan	L + 4.75%	11/28/2024	51,896	51,256	51,247	1.6%
Cheese Acquisition, LLC(4)(13)(14)(21)	First lien senior secured delayed draw term loan	L + 4.75%	4/19/2020	—	(619)	(140)	—%
Cheese Acquisition, LLC(4)(13)(14)(21)	First lien senior secured revolving loan	L + 4.75%	11/28/2023	—	(201)	(205)	—%

				304,433	299,446	299,307	9.2%
Business services
Access CIG, LLC(4)(6)(21)	Second lien senior secured loan	L + 7.75%	2/27/2026	37,756	37,432	37,190	1.1%
CIBT Global, Inc.(4)(6)(21)	Second lien senior secured loan	L + 7.75%	6/2/2025	49,000	47,965	48,510	1.5%
Transperfect Global, Inc.(4)(5)(21)	First lien senior secured loan	L + 6.75%	5/7/2024	231,253	227,023	231,253	7.1%

Owl Rock Capital Corporation

Consolidated Schedules of Investments (Continued)

As of December 31, 2018

(Amounts in thousands, except share amounts)

Company(1)(17)	Investment	Interest	Maturity Date	Par / Units	Amortized Cost(3)(23)	Fair Value	Percentage of Net Assets
Vistage International, Inc.(4)(5)(21)	Second lien senior secured loan	L + 8.00%	2/8/2026	43,500	43,162	42,848	1.3%
Vestcom Parent Holdings, Inc.(4)(5)	Second lien senior secured loan	L + 8.25%	12/19/2024	78,987	78,067	78,592	2.4%

				440,496	433,649	438,393	13.4%
Chemicals
Douglas Products and Packaging Company LLC(4)(6)(21)	First lien senior secured loan	L + 5.75%	10/19/2022	99,947	99,092	98,447	3.0%
Douglas Products and Packaging Company LLC(4)(13)(14)(21)	First lien senior secured revolving loan	L + 5.75%	10/19/2022	—	(59)	(136)	—%

				99,947	99,033	98,311	3.0%
Consumer products
Feradyne Outdoors, LLC(4)(6)(21)	First lien senior secured loan	L + 6.25%	5/25/2023	113,767	112,695	105,804	3.2%
Containers and packaging
Pregis Holding I Corporation(4)(6)(21)	Second lien senior secured loan	L + 7.25%	5/20/2022	43,000	42,269	41,710	1.3%
Distribution
ABB/Con-cise Optical Group LLC(4)(5)	First lien senior secured loan	L + 5.00%	6/15/2023	59,093	59,213	57,911	1.8%
ABB/Con-cise Optical Group LLC(4)(5)	Second lien senior secured loan	L + 9.00%	6/17/2024	25,000	24,424	24,250	0.7%
Aramsco, Inc.(4)(5)(21)	First lien senior secured loan	L + 5.25%	8/28/2024	55,717	54,388	53,767	1.6%
Aramsco, Inc.(4)(5)(13)(21)	First lien senior secured revolving loan	L + 5.25%	8/28/2024	559	361	265	—%
Dade Paper & Bag, LLC (dba Imperial-Dade)(4)(5)(21)	First lien senior secured loan	L + 7.44%	6/10/2024	37,207	36,641	36,814	1.1%
Dealer Tire, LLC(4)(5)(21)	First lien senior secured loan	L + 5.50%	12/15/2025	114,750	109,037	109,013	3.3%
Endries Acquisition, Inc.(4)(5)(21)	First lien senior secured loan	L + 6.25%	12/10/2025	180,000	176,870	176,850	5.4%
Endries Acquisition, Inc.(4)(13)(14)(15)(21)	First lien senior secured delayed draw term loan	L + 6.25%	12/10/2020	—	(1,085)	(1,095)	—%
Endries Acquisition, Inc.(4)(5)(13)(21)	First lien senior secured revolving loan	L + 6.25%	12/10/2024	6,750	6,282	6,278	0.2%
JM Swank, LLC(4)(6)	First lien senior secured loan	L + 7.50%	7/25/2022	117,371	115,669	114,437	3.5%
QC Supply, LLC(4)(5)	First lien senior secured loan	L + 6.00%	12/29/2022	25,970	25,508	24,801	0.8%
QC Supply, LLC(4)(5)(13)(15)	First lien senior secured delayed draw term loan	L + 6.00%	12/29/2022	8,624	8,465	8,236	0.3%

Owl Rock Capital Corporation

Consolidated Schedules of Investments (Continued)

As of December 31, 2018

(Amounts in thousands, except share amounts)

Company(1)(17)	Investment	Interest	Maturity Date	Par / Units	Amortized Cost(3)(23)	Fair Value	Percentage of Net Assets
QC Supply, LLC(4)(5)(13)	First lien senior secured revolving loan	L + 6.00%	12/29/2021	4,472	4,398	4,248	0.1%

				635,513	620,171	615,775	18.8%
Education
Learning Care Group (US) No. 2 Inc.(4)(5)(21)	Second lien senior secured loan	L + 7.50%	3/13/2026	25,000	24,535	24,375	0.7%
Severin Acquisition, LLC (dba PowerSchool)(4)(5)(21)	Second lien senior secured loan	L + 6.75%	7/31/2026	92,500	91,608	90,650	2.8%
TSB Purchaser, Inc. (dba Teaching Strategies, Inc.)(4)(6)(21)	First lien senior secured loan	L + 6.00%	5/14/2024	62,845	61,412	60,959	1.9%
TSB Purchaser, Inc. (dba Teaching Strategies, Inc.)(4)(13)(14)(21)	First lien senior secured revolving loan	L + 6.00%	5/14/2024	—	(95)	(127)	—%

				180,345	177,460	175,857	5.4%
Energy equipment and services
Hillstone Environmental Partners, LLC(4)(6)(21)	First lien senior secured loan	L + 7.75%	4/25/2023	71,333	70,367	71,333	2.2%
Hillstone Environmental Partners, LLC(4)(6)(21)	First lien senior secured revolving loan	L + 7.75%	4/25/2023	4,458	4,401	4,458	0.1%
Liberty Oilfield Services LLC(4)(5)(16)(21)	First lien senior secured loan	L + 7.63%	9/19/2022	14,204	14,002	14,204	0.4%

				89,995	88,770	89,995	2.7%
Financial services
Blackhawk Network Holdings, Inc.(4)(5)(21)	Second lien senior secured loan	L + 7.00%	6/15/2026	75,998	75,113	74,098	2.3%
NMI Acquisitionco, Inc. (dba Network Merchants)(4)(5)(21)	First lien senior secured loan	L + 6.75%	9/6/2022	28,481	27,927	27,485	0.8%
NMI Acquisitionco, Inc. (dba Network Merchants)(4)(5)(13)(21)	First lien senior secured revolving loan	L + 6.75%	9/6/2022	427	414	404	—%

				104,906	103,454	101,987	3.1%
Food and beverage
Carolina Beverage Group (fka Cold Spring Brewing Company)(4)(5)(21)	First lien senior secured loan	L + 5.25%	5/15/2024	37,658	36,979	36,717	1.1%
Carolina Beverage Group (fka Cold Spring Brewing Company)(4)(13)(14)(21)	First lien senior secured revolving loan	L + 5.25%	5/15/2024	—	(48)	(67)	—%
CM7 Restaurant Holdings, LLC(4)(5)(21)	First lien senior secured loan	L + 8.75%	5/22/2023	36,490	35,884	34,848	1.1%

Owl Rock Capital Corporation

Consolidated Schedules of Investments (Continued)

As of December 31, 2018

(Amounts in thousands, except share amounts)

Company(1)(17)	Investment	Interest	Maturity Date	Par / Units	Amortized Cost(3)(23)	Fair Value	Percentage of Net Assets
CM7 Restaurant Holdings, LLC(4)(5)(13)(15)(21)	First lien senior secured delayed draw term loan	L + 8.75%	5/21/2019	859	843	768	—%
CM7 Restaurant Holdings, LLC(4)(13)(14)(15)(21)	First lien senior secured delayed draw term loan	L + 8.75%	5/21/2019	—	—	(184)	—%
Give and Go Prepared Foods Corp.(4)(6)(16)	Second lien senior secured loan	L + 8.50%	1/29/2024	42,000	41,647	35,910	1.1%
H-Food Holdings, LLC(4)(5)(21)	Second lien senior secured loan	L + 7.00%	3/2/2026	121,800	118,871	118,146	3.6%
H-Food Holdings, LLC(4)(5)(21)	First lien senior secured loan	L + 4.00%	5/23/2025	26,100	25,842	25,448	0.8%
Hometown Food Company(4)(5)(21)	First lien senior secured loan	L + 5.25%	8/31/2023	29,735	29,180	28,843	0.9%
Hometown Food Company(4)(13)(14)(21)	First lien senior secured revolving loan	L + 5.25%	8/31/2023	—	(79)	(127)	—%
KSLB Holdings, LLC (dba Sara Lee Frozen Bakery)(4)(5)(21)	First lien senior secured loan	L + 4.50%	7/30/2025	36,000	35,264	34,920	1.1%
KSLB Holdings, LLC (dba Sara Lee Frozen Bakery)(4)(5)(13)(21)	First lien senior secured revolving loan	L + 4.50%	7/30/2023	1,200	1,015	930	—%
Manna Development Group, LLC(4)(5)(21)	First lien senior secured loan	L + 6.00%	10/24/2022	57,232	56,488	56,087	1.7%
Manna Development Group, LLC(4)(5)(13)(21)	First lien senior secured revolving loan	L + 6.00%	10/24/2022	867	720	780	—%
Recipe Acquisition Corp. (dba Roland Corporation)(4)(6)	Second lien senior secured loan	L + 8.00%	12/1/2022	32,000	31,570	31,840	1.0%
Tall Tree Foods, Inc.(4)(5)	First lien senior secured loan	L + 7.25%	8/12/2022	46,150	45,694	44,765	1.4%
Ultimate Baked Goods Midco, LLC(4)(5)(21)	First lien senior secured loan	L + 4.00%	8/11/2025	27,000	26,422	26,190	0.8%
Ultimate Baked Goods Midco, LLC(4)(13)(14)(21)	First lien senior secured revolving loan	L + 4.00%	8/9/2023	—	(105)	(152)	—%

				495,091	486,187	475,662	14.6%
Healthcare providers and services
Covenant Surgical Partners, Inc.(4)(6)	First lien senior secured loan	L + 4.50%	10/4/2024	29,722	29,722	29,574	0.9%
Covenant Surgical Partners, Inc.(4)(13)(14)(15)	First lien senior secured delayed draw term loan	L + 4.50%	11/30/2020	—	(734)	(750)	—%

Owl Rock Capital Corporation

Consolidated Schedules of Investments (Continued)

As of December 31, 2018

(Amounts in thousands, except share amounts)

Company(1)(17)	Investment	Interest	Maturity Date	Par / Units	Amortized Cost(3)(23)	Fair Value	Percentage of Net Assets
Geodigm Corporation (dba National Dentex)(4)(5)(10)(21)	First lien senior secured loan	L + 6.67%	12/1/2021	124,720	123,736	123,473	3.8%
GI Chill Acquisition (dba California Cryobank)(4)(6)(21)	First lien senior secured loan	L + 4.00%	8/6/2025	31,920	31,768	31,441	1.0%
GI Chill Acquisition (dba California Cryobank)(4)(6)(21)	Second lien senior secured loan	L + 7.50%	8/6/2026	135,400	134,092	132,692	4.1%
TC Holdings, LLC (dba TrialCard)(4)(6)(21)	First lien senior secured loan	L + 4.50%	11/14/2023	61,598	60,458	60,366	1.8%
TC Holdings, LLC (dba TrialCard)(4)(13)(14)(15)(21)	First lien senior secured delayed draw term loan	L + 4.50%	6/30/2019	—	(434)	(194)	—%
TC Holdings, LLC (dba TrialCard)(4)(6)(13)(21)	First lien senior secured revolving loan	L + 4.50%	11/14/2022	839	753	738	—%

				384,199	379,361	377,340	11.6%
Healthcare technology
Bracket Intermediate Holding Corp.(4)(6)(21)	First lien senior secured loan	L + 4.25%	9/5/2025	15,711	15,635	15,593	0.5%
Bracket Intermediate Holding Corp.(4)(6)(21)	Second lien senior secured loan	L + 8.13%	9/5/2026	26,250	25,739	25,659	0.8%

				41,961	41,374	41,252	1.3%
Household products
Hayward Industries, Inc.(4)(5)(21)	Second lien senior secured loan	L + 8.25%	8/4/2025	52,149	51,237	51,888	1.6%
Infrastructure and environmental services
FR Arsenal Holdings II Corp. (dba Applied-Cleveland Holdings, Inc.)(4)(6)	First lien senior secured loan	L + 7.25%	9/8/2022	147,333	144,977	147,334	4.5%
LineStar Integrity Services LLC(4)(6)(21)	First lien senior secured loan	L + 7.25%	2/12/2024	51,279	50,372	50,254	1.5%
LineStar Integrity Services LLC(4)(13)(14)(15)(21)	First lien senior secured delayed draw term loan	L + 7.25%	8/12/2019	—	(220)	(258)	—%

				198,612	195,129	197,330	6.0%
Insurance
CD&R TZ Purchaser, Inc. (dba Tranzact)(4)(6)	First lien senior secured loan	L + 6.00%	7/21/2023	34,194	32,718	33,852	1.0%
Internet software and services
Accela, Inc.(4)(6)	First lien senior secured loan	L + 6.00%	9/28/2023	48,630	47,624	47,171	1.4%
Accela, Inc.(4)(8)(13)	First lien senior secured revolving loan	P + 5.00%	9/28/2023	2,716	2,597	2,536	0.1%

Owl Rock Capital Corporation

Consolidated Schedules of Investments (Continued)

As of December 31, 2018

(Amounts in thousands, except share amounts)

Company(1)(17)	Investment	Interest	Maturity Date	Par / Units	Amortized Cost(3)(23)	Fair Value	Percentage of Net Assets
Genesis Acquisition Co. (dba Procare Software)(4)(5)(21)	First lien senior secured loan	L + 4.00%	7/31/2024	18,155	17,813	17,611	0.5%
Genesis Acquisition Co. (dba Procare Software)(4)(13)(14)(15)(21)	First lien senior secured delayed draw term loan	L + 4.00%	7/31/2020	—	(44)	(95)	—%
Genesis Acquisition Co. (dba Procare Software)(4)(13)(14)(21)	First lien senior secured revolving loan	L + 4.00%	7/31/2024	—	(49)	(79)	—%
Infoblox Inc.(4)(5)	Second lien senior secured loan	L + 8.75%	11/7/2024	30,000	29,526	30,000	0.9%
IQN Holding Corp. (dba Beeline)(4)(6)(21)	First lien senior secured loan	L + 5.50%	8/20/2024	193,843	191,076	188,996	5.8%
IQN Holding Corp. (dba Beeline)(4)(6)(13)(21)	First lien senior secured revolving loan	L + 5.50%	8/20/2023	7,139	6,824	6,572	0.2%
Lightning Midco, LLC (dba Vector Solutions)(4)(6)(21)	First lien senior secured loan	L + 5.50%	11/21/2025	114,914	113,781	113,765	3.5%
Lightning Midco, LLC (dba Vector Solutions)(4)(8)(13)(15)(21)	First lien senior secured delayed draw term loan	P + 4.50%	11/23/2020	7,376	7,113	7,109	0.2%
Lightning Midco, LLC (dba Vector Solutions)(4)(13)(14)(21)	First lien senior secured revolving loan	L + 5.50%	11/21/2023	—	(131)	(134)	—%
Trader Interactive, LLC (fka Dominion Web Solutions, LLC)(4)(5)(21)	First lien senior secured loan	L + 6.50%	6/17/2024	135,307	133,718	133,954	4.1%
Trader Interactive, LLC (fka Dominion Web Solutions, LLC)(4)(13)(14)(21)	First lien senior secured revolving loan	L + 6.50%	6/15/2023	—	(73)	(64)	—%

				558,080	549,775	547,342	16.7%
Leisure and entertainment
Capital Sports Holdings Inc. (dba Ottawa Senators)(4)(9)(16)	First lien senior secured loan	C + 5.25%	6/22/2024	14,642	15,062	14,204	0.4%
Troon Golf, L.L.C.(4)(6)(10)(12)(21)	First lien senior	L + 6.38%	9/29/2023	169,395	167,273	169,395	5.1%
	secured term	(TLA: L + 3.5%;
	loan A and B	TLB: L + 7.1%)
Troon Golf, L.L.C.(4)(13)(14)(21)	First lien senior secured revolving loan	L + 6.38%	9/29/2023	—	(171)	—	—%
UFC Holdings, LLC(4)(5)(19)	Second lien senior secured loan	L + 7.50%	8/18/2024	35,000	34,739	34,493	1.1%

				219,037	216,903	218,092	6.6%
Manufacturing
Ideal Tridon Holdings, Inc.(4)(6)(21)	First lien senior secured loan	L + 6.50%	7/31/2023	46,577	45,852	45,878	1.4%

Owl Rock Capital Corporation

Consolidated Schedules of Investments (Continued)

As of December 31, 2018

(Amounts in thousands, except share amounts)

Company(1)(17)	Investment	Interest	Maturity Date	Par / Units	Amortized Cost(3)(23)	Fair Value	Percentage of Net Assets
Ideal Tridon Holdings, Inc.(4)(6)(13)(21)	First lien senior secured revolving loan	L + 6.50%	7/31/2022	3,568	3,499	3,496	0.1%
Professional Plumbing Group, Inc.(4)(6)(21)	First lien senior secured loan	L + 6.75%	4/16/2024	52,744	52,026	51,426	1.6%
Professional Plumbing Group, Inc.(4)(6)(13)(21)	First lien senior secured revolving loan	L + 6.75%	4/16/2024	2,657	2,543	2,436	0.1%

				105,546	103,920	103,236	3.2%
Oil and gas
Black Mountain Sand Eagle Ford LLC(4)(6)(13)(15)(21)	First lien senior secured delayed draw term loan	L + 8.25%	6/30/2019	45,973	45,001	44,495	1.4%
Brigham Minerals, LLC(4)(5)(21)	First lien senior secured loan	L + 5.50%	7/27/2024	115,000	113,917	112,700	3.5%
Brigham Minerals, LLC(4)(5)(13)(15)(21)	First lien senior secured delayed draw term loan	L + 5.50%	10/27/2019	46,000	45,360	44,620	1.4%
Brigham Minerals, LLC(4)(13)(14)(21)	First lien senior secured revolving loan	L + 5.50%	7/27/2024	—	(85)	(184)	—%
Zenith Energy U.S. Logistics Holdings, LLC(4)(5)(21)	First lien senior secured loan	L + 5.50%	12/21/2024	85,365	83,801	83,657	2.6%

				292,338	287,994	285,288	8.9%
Professional services
AmSpec Services Inc.(4)(6)(21)	First lien senior secured loan	L + 5.75%	7/2/2024	102,781	101,104	100,211	3.1%
AmSpec Services Inc.(4)(8)(13)(21)	First lien senior secured revolving loan	P + 3.75%	7/2/2024	2,377	2,145	2,016	0.1%
Cardinal US Holdings, Inc.(4)(6)(16)(21)	First lien senior secured loan	L + 5.00%	7/31/2023	91,125	87,285	90,669	2.8%
DMT Solutions Global Corporation(4)(7)(21)	First lien senior secured loan	L + 7.00%	7/2/2024	54,600	52,554	52,416	1.6%
GC Agile Holdings Limited (dba Apex Fund Services)(4)(6)(16)(21)	First lien senior secured loan	L + 6.50%	6/15/2025	74,276	72,877	72,792	2.2%
GC Agile Holdings Limited (dba Apex Fund Services)(4)(13)(14)(15)(16)(21)	First lien senior secured delayed draw term loan	L + 6.50%	2/28/2019	—	(664)	(721)	—%
GC Agile Holdings Limited (dba Apex Fund Services)(4)(6)(13)(15)(16)(21)	First lien senior secured multi-draw term loan	L + 6.50%	6/15/2020	12,013	11,577	11,412	0.3%
GC Agile Holdings Limited (dba Apex Fund Services)(4)(13)(14)(16)(21)	First lien senior secured revolving loan	L + 6.50%	6/15/2023	—	(296)	(208)	—%

Owl Rock Capital Corporation

Consolidated Schedules of Investments (Continued)

As of December 31, 2018

(Amounts in thousands, except share amounts)

Company(1)(17)	Investment	Interest	Maturity Date	Par / Units	Amortized Cost(3)(23)	Fair Value	Percentage of Net Assets
Gerson Lehrman Group, Inc.(4)(6)(21)	First lien senior secured loan	L + 4.25%	12/12/2024	336,585	333,245	333,220	10.2%
Gerson Lehrman Group, Inc.(4)(13)(14)(21)	First lien senior secured revolving loan	L + 4.25%	12/12/2024	—	(232)	(234)	—%

				673,757	659,595	661,573	20.3%
Specialty retail
EW Holdco, LLC (dba European Wax)(4)(5)(21)	First lien senior secured loan	L + 4.50%	9/25/2024	57,356	56,804	56,209	1.7%
Galls, LLC(4)(5)(21)	First lien senior secured loan	L + 6.25%	1/31/2025	91,925	90,893	90,086	2.8%
Galls, LLC(4)(5)(13)(21)	First lien senior secured revolving loan	L + 6.25%	1/31/2024	9,637	9,350	9,216	0.3%
Galls, LLC(4)(5)(13)(15)(21)	First lien senior secured delayed draw term loan	L + 6.25%	1/31/2020	7,930	7,652	7,534	0.2%

				166,848	164,699	163,045	5.0%
Telecommunications
DB Datacenter Holdings Inc.(4)(5)(21)	Second lien senior secured loan	L + 7.50%	4/3/2025	35,000	34,537	34,300	1.1%
Transportation
Lytx, Inc.(4)(5)(21)	First lien senior secured loan	L + 6.75%	8/31/2023	44,134	43,034	44,134	1.4%
Lytx, Inc.(4)(13)(14)(21)	First lien senior secured revolving loan	L + 6.75%	8/31/2022	—	(45)	—	—%
Motus, LLC and Runzheimer International LLC(4)(6)(21)	First lien senior secured loan	L + 6.75%	1/17/2024	67,093	65,629	65,416	2.0%
Motus, LLC and Runzheimer International LLC(4)(13)(14)(21)	First lien senior secured revolving loan	L + 6.75%	1/17/2023	—	(111)	(137)	—%
Uber Technologies, Inc.(19)(21)(22)	Unsecured note	7.50%	11/1/2023	9,200	9,200	8,884	0.3%
Uber Technologies, Inc.(19)(21)(22)	Unsecured note	8.00%	11/1/2026	13,800	13,800	13,299	0.4%

				134,227	131,507	131,596	4.1%

Total non-controlled/non-affiliated portfolio company debt investments				5,808,505	5,709,080	5,686,384	174.2%

Equity Investments
Food and beverage
CM7 Restaurant Holdings, LLC(21)(22)	LLC Interest	N/A	N/A	340	340	188	—%
H-Food Holdings, LLC(21)(22)	LLC Interest	N/A	N/A	10,875	10,875	10,875	0.3%

				11,215	11,215	11,063	0.3%

Total non-controlled/non-affiliated portfolio company equity investments				11,215	11,215	11,063	0.3%

Total non-controlled/non-affiliated portfolio company investments				5,819,720	5,720,295	5,697,447	174.5%

Controlled/affiliated portfolio company investments
Equity Investments

Owl Rock Capital Corporation

Consolidated Schedules of Investments (Continued)

As of December 31, 2018

(Amounts in thousands, except share amounts)

Company(1)(17)	Investment	Interest	Maturity Date	Par / Units	Amortized Cost(3)(23)	Fair Value	Percentage of Net Assets
Investment funds and vehicles
Sebago Lake LLC(11)(16)(18)(20)(22)		N/A	N/A	91,138	91,138	86,622	2.7%

Total controlled/affiliated portfolio company investments				91,138	91,138	86,622	2.7%

Total Investments				$5,910,858	$5,811,433	$5,784,069	177.2%

	Interest Rate Swaps as of December 31, 2018
	Company Receives	Company Pays	Maturity Date	Notional Amount	Hedged Instrument	Footnote Reference
Interest rate swap	4.75%	L + 2.545%	12/21/2021	$150,000	2023 Notes	Note 6

Total				$150,000

(1)
Certain portfolio company investments are subject to contractual restrictions on sales.

(2)
Unless otherwise indicated, all investments are considered Level 3 investments.

(3)
The amortized cost represents the original cost adjusted for the amortization of discounts and premiums, as applicable, on debt investments using the effective interest method.

(4)
Loan contains a variable rate structure and may be subject to an interest rate floor. Variable rate loans bear interest at a rate that may be determined by reference to either the London Interbank Offered Rate ("LIBOR" or "L") (which can include one-, two-, three- or six-month LIBOR) or an alternate base rate (which can include the Federal Funds Effective Rate or the Prime Rate), at the borrower's option, and which reset periodically based on the terms of the loan agreement.

(5)
The interest rate on these loans is subject to 1 month LIBOR, which as of December 31, 2018 was 2.50%.

(6)
The interest rate on these loans is subject to 3 month LIBOR, which as of December 31, 2018 was 2.81%.

(7)
The interest rate on these loans is subject to 6 month LIBOR, which as of December 31, 2018 was 2.88%.

(8)
The interest rate on these loans is subject to Prime, which as of December 31, 2018 was 5.50%.

(9)
The interest rate on this loan is subject to 3 month Canadian Dollar Offered Rate ("CDOR" or "C"), which as of December 31, 2018 was 2.24%.

(10)
The Company may be entitled to receive additional interest as a result of an arrangement with other lenders in the syndication. In exchange for the higher interest rate, the "last-out" portion is at a greater risk of loss.

(11)
Investment measured at NAV.

(12)
The first lien term loan is comprised of two components: Term Loan A and Term Loan B. The Company's Term Loan A and Term Loan B principal amounts are $32.8 million and $136.6 million, respectively. Both Term Loan A and Term Loan B have the same maturity date. Interest disclosed reflects the blended rate of the first lien term loan. The Term Loan A represents a 'first out' tranche and the Term Loan B represents a 'last out' tranche. The 'first out' tranche has priority as to the 'last out' tranche with respect to payments of principal, interest and any amounts due thereunder.

(13)
Position or portion thereof is an unfunded loan commitment. See Note 7 "Commitments and Contingencies".

(14)
The negative cost is the result of the capitalized discount being greater than the principal amount outstanding on the loan. The negative fair value is the result of the capitalized discount on the loan.

(15)
The date disclosed represents the commitment period of the unfunded term loan. Upon expiration of the commitment period, the funded portion of the term loan may be subject to a longer maturity date.

(16)
This portfolio company is not a qualifying asset under Section 55(a) of the 1940 Act. Under the 1940 Act, the Company may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of total assets. As of December 31, 2018, non-qualifying assets represented 5.6% of total assets as calculated in accordance with the regulatory requirements.

(17)
Unless otherwise indicated, the Company's portfolio companies are pledged as collateral supporting the amounts outstanding under the Revolving Credit Facility and SPV Asset Facilities. See Note 6 "Debt".

Owl Rock Capital Corporation

Consolidated Schedules of Investments (Continued)

As of December 31, 2018

(Amounts in thousands, except share amounts)

(18)
As defined in the 1940 Act, the Company is deemed to be both an "Affiliated Person" and has "Control" of this portfolio company as the Company owns more than 25% of the portfolio company's outstanding voting securities or has the power to exercise control over management or policies of such portfolio company (including through a management agreement). Other than for purposes of the 1940 Act, the Company does not believe that it has control over this portfolio company. The Company's investment in affiliates for the year ended December 31, 2018, were as follows:

($ in thousands)	Fair value as of December 31, 2017	Gross Additions	Gross Reductions	Change in Unrealized Gains (Losses)	Fair value as of December 31, 2018	Dividend Income	Other Income
Controlled Affiliates
Sebago Lake LLC	$65,599	$26,110	$—	$(5,087)	$86,622	$8,379	$4,871

Total Controlled Affiliates	$65,599	$26,110	$—	$(5,087)	$86,622	$8,379	$4,871

(19)
Level 2 investment.

(20)
Investment is not pledged as collateral for the credit facilities.

(21)
Represents co-investment made with the Company's affiliates in accordance with the terms of the exemptive relief that the Company received from the U.S. Securities and Exchange Commission. See Note 3 "Agreements and Related Party Transactions."

(22)
Security acquired in transaction exempt from registration under the Securities Act of 1933, and may be deemed to be "restricted securities" under the Securities Act. As of December 31, 2018, the aggregate fair value of these securities is $119.9 million or 3.7% of the Company's net assets.

(23)
As of December 31, 2018, the net estimated unrealized loss for U.S. federal income tax purposes was $41.2 million based on a tax cost basis of $5.8 billion. As of December 31, 2018, the estimated aggregate gross unrealized loss for U.S. federal income tax purposes was $62.2 million and the estimated aggregate gross unrealized gain for U.S. federal income tax purposes was $21.0 million.

The accompanying notes are an integral part of these consolidated financial statements.

Owl Rock Capital Corporation

Consolidated Schedules of Investments

As of December 31, 2017

(Amounts in thousands, except share amounts)

Company(1)(14)	Investment	Interest	Maturity Date	Par / Units	Amortized Cost(3)	Fair Value	Percentage of Net Assets
Non-controlled/non-affiliated portfolio company investments(2)
Debt Investments
Advertising and media
PAK Acquisition Corporation (dba Valpak)(4)(6)	First lien senior secured loan	L + 8.00%	6/30/2022	$77,900	$76,573	$78,290	5.3%
Aerospace and defense
Vencore, Inc.(4)(6)	Second lien senior secured loan	L + 8.75%	5/23/2020	50,000	49,347	50,500	3.4%
Buildings and real estate
DTZ U.S. Borrower, LLC (dba Cushman & Wakefield)(4)(6)	Second lien senior secured loan	L + 7.75%	11/4/2022	125,000	123,864	123,750	8.3%
Business services
Access Information(4)(5)(16)	First lien senior secured loan	L + 5.00%	10/17/2021	39,593	39,276	39,830	2.7%
Access Information(4)(5)	Second lien senior secured loan	L + 8.75%	10/17/2022	20,000	19,265	19,500	1.3%
CIBT Global, Inc.(4)(6)	Second lien senior secured loan	L + 7.75%	6/1/2025	49,000	47,854	48,020	3.3%
GC Agile Holdings Limited (dba Apex Fund Services)(4)(6)(13)	First lien senior secured loan	L + 6.50%	8/29/2023	38,426	37,692	37,657	2.6%
GC Agile Holdings Limited (dba Apex Fund Services)(4)(10)(11)(12)(13)	First lien senior secured multi draw term loan	L + 6.50%	8/29/2019	—	(147)	(156)	—%
GC Agile Holdings Limited (dba Apex Fund Services)(4)(10)(11)(13)	First lien senior secured revolving loan	L + 6.50%	8/29/2023	—	(37)	(39)	—%
Vestcom Parent Holdings, Inc.(4)(5)	Second lien senior secured loan	L + 8.50%	6/19/2024	65,000	64,123	64,675	4.4%

				212,019	208,026	209,487	14.3%
Consumer products
Feradyne Outdoors, LLC(4)(6)	First lien senior secured loan	L + 6.25%	5/25/2023	114,923	113,641	113,486	7.7%
Containers and packaging
Ring Container Technologies Group, LLC(4)(5)	Second lien senior secured loan	L + 7.50%	10/31/2025	55,000	53,917	53,900	3.7%
Distribution
ABB/Con-cise Optical Group LLC(4)(6)	First lien senior secured loan	L + 5.00%	6/15/2023	59,698	59,842	59,698	4.1%
ABB/Con-cise Optical Group LLC(4)(6)	Second lien senior secured loan	L + 9.00%	6/17/2024	25,000	24,350	24,750	1.7%

Owl Rock Capital Corporation

Consolidated Schedules of Investments (Continued)

As of December 31, 2017

(Amounts in thousands, except share amounts)

Company(1)(14)	Investment	Interest	Maturity Date	Par / Units	Amortized Cost(3)	Fair Value	Percentage of Net Assets
Dade Paper & Bag, LLC (dba Imperial-Dade)(4)(5)	First lien senior secured loan	L + 7.50%	6/9/2024	33,333	32,727	32,833	2.2%
JM Swank, LLC(4)(6)	First lien senior secured loan	L + 7.50%	7/25/2022	74,575	73,374	75,321	5.1%
Medical Specialties Distributors, LLC(4)(6)	First lien senior secured loan	L + 5.75%	12/6/2022	96,113	95,279	96,113	6.5%
QC Supply, LLC(4)(5)	First lien senior secured loan	L + 6.00%	12/29/2022	26,235	25,672	25,973	1.8%
QC Supply, LLC(4)(5)(10)(12)	First lien senior secured delayed draw term loan	L + 6.00%	12/29/2018	2,484	2,282	2,319	0.2%
QC Supply, LLC(4)(5)(10)	First lien senior secured revolving loan	L + 6.00%	12/29/2021	1,988	1,888	1,938	0.1%

				319,426	315,414	318,945	21.7%
Energy equipment and services
Keane Group Holdings, LLC(4)(6)(13)	First lien senior secured loan	L + 7.25%	8/18/2022	124,126	122,367	124,747	8.4%
Liberty Oilfield Services LLC(4)(5)	First lien senior secured loan	L + 7.63%	9/19/2022	22,194	21,810	22,194	1.5%

				146,320	144,177	146,941	9.9%
Financial services
Cardinal US Holdings, Inc.(4)(7)(13)	First lien senior secured loan	L + 5.00%	7/31/2023	64,339	59,941	59,835	4.1%
NMI Acquisitionco, Inc. (dba Network Merchants)(4)(6)	First lien senior secured loan	L + 6.75%	9/6/2022	25,789	25,165	25,144	1.7%
NMI Acquisitionco, Inc. (dba Network Merchants)(4)(10)(11)	First lien senior secured revolving loan	L + 6.75%	9/6/2022	—	(16)	(16)	—%

				90,128	85,090	84,963	5.8%
Food and beverage
Give and Go Prepared Foods Corp.(4)(6)(13)	Second lien senior secured loan	L + 8.50%	1/29/2024	42,000	41,597	41,580	2.8%
Recipe Acquisition Corp. (dba Roland Corporation)(4)(6)	Second lien senior secured loan	L + 9.00%	12/1/2022	32,000	31,486	32,000	2.2%
Tall Tree Foods, Inc.(4)(5)	First lien senior secured loan	L + 7.25%	8/12/2022	58,750	58,037	57,869	3.9%

				132,750	131,120	131,449	8.9%
Healthcare providers and services
Geodigm Corporation (dba National Dentex)(4)(6)(18)	First lien senior secured loan	L + 6.54%	12/1/2021	78,627	77,910	78,234	5.3%
PetVet Care Centers, LLC(4)(6)	First lien senior secured loan	L + 6.00%	6/8/2023	31,203	30,917	31,203	2.1%
PetVet Care Centers, LLC(4)(6)(10)(12)	First lien senior secured delayed draw term loan	L + 6.00%	6/8/2019	9,702	9,569	9,702	0.7%

Owl Rock Capital Corporation

Consolidated Schedules of Investments (Continued)

As of December 31, 2017

(Amounts in thousands, except share amounts)

Company(1)(14)	Investment	Interest	Maturity Date	Par / Units	Amortized Cost(3)	Fair Value	Percentage of Net Assets
PetVet Care Centers, LLC(4)(8)(10)	First lien senior secured revolving loan	P + 5.00%	6/8/2023	2,940	2,913	2,940	0.2%
TC Holdings, LLC (dba TrialCard)(4)(5)	First lien senior secured loan	L + 4.50%	11/14/2023	62,220	60,874	60,845	4.1%
TC Holdings, LLC (dba TrialCard)(4)(10)(11)(12)	First lien senior secured delayed draw term loan	L + 4.50%	6/30/2019	—	(523)	(536)	—%
TC Holdings, LLC (dba TrialCard)(4)(10)(11)	First lien senior secured revolving loan	L + 4.50%	11/14/2022	—	(108)	(111)	—%

				184,692	181,552	182,277	12.4%
Household products
Hayward Industries, Inc.(4)(5)	Second lien senior secured loan	L + 8.25%	8/4/2025	72,500	71,102	71,413	4.8%
Human resource support services
SABA Software, Inc.(4)(6)	First lien senior secured loan	L + 5.50%	5/1/2023	44,824	44,331	44,600	3.0%
SABA Software, Inc.(4)(10)(11)	First lien senior secured revolving loan	L + 5.50%	5/1/2023	—	(55)	(25)	—%

				44,824	44,276	44,575	3.0%
Infrastructure and environmental services
FR Arsenal Holdings II Corp. (dba Applied-Cleveland Holdings, Inc.)(4)(6)	First lien senior secured loan	L + 7.25%	9/8/2022	74,112	72,878	74,483	5.1%
Insurance
CD&R TZ Purchaser, Inc. (dba Tranzact)(4)(6)	First lien senior secured loan	L + 6.00%	7/21/2023	34,563	32,814	33,871	2.3%
Internet software and services
Accela, Inc.(4)(6)	First lien senior secured loan	L + 6.25%	9/28/2023	53,865	52,565	52,518	3.6%
Accela, Inc.(4)(8)(10)	First lien senior secured revolving loan	P + 5.25%	9/28/2023	1,755	1,612	1,605	0.1%
Infoblox Inc.(4)(5)	Second lien senior secured loan	L + 8.75%	11/7/2024	30,000	29,471	29,700	2.0%
Trader Interactive, LLC (fka Dominion Web Solutions, LLC)(4)(5)	First lien senior secured loan	L + 6.00%	6/17/2024	93,760	92,440	92,353	6.3%
Trader Interactive, LLC (fka Dominion Web Solutions, LLC)(4)(10)(11)	First lien senior secured revolving loan	L + 6.00%	6/15/2023	—	(79)	(87)	—%

				179,380	176,009	176,089	12.0%
Leisure and entertainment
Troon Golf, L.L.C.(4)(6)(9)	First lien senior secured term loan A and B	L + 6.38% (TLA: L + 3.5%; TLB: L + 7.1%)	9/29/2023	148,700	146,546	146,470	9.9%

Owl Rock Capital Corporation

Consolidated Schedules of Investments (Continued)

As of December 31, 2017

(Amounts in thousands, except share amounts)

Company(1)(14)	Investment	Interest	Maturity Date	Par / Units	Amortized Cost(3)	Fair Value	Percentage of Net Assets
Troon Golf, L.L.C.(4)(10)(11)	First lien senior secured revolving loan	L + 6.38%	9/29/2023	—	(207)	(216)	—%
UFC Holdings, LLC(4)(5)(16)	Second lien senior secured loan	L + 7.50%	8/18/2024	35,000	34,705	35,497	2.4%

				183,700	181,044	181,751	12.3%
Manufacturing
Ideal Tridon Holdings, Inc.(4)(8)	First lien senior secured loan	P + 5.50%	7/31/2023	42,216	41,419	41,583	2.8%
Ideal Tridon Holdings, Inc.(4)(8)(10)	First lien senior secured revolving loan	P + 5.50%	7/31/2022	964	876	892	0.1%
Pexco LLC (dba Spectrum Plastic Group)(4)(6)	Second lien senior secured loan	L + 8.00%	5/8/2025	37,000	36,683	37,000	2.5%

				80,180	78,978	79,475	5.4%
Oil and gas
Discovery DJ Services, LLC (dba Discovery Midstream Partners)(4)(7)	First lien senior secured loan	L + 7.25%	10/25/2022	37,259	36,554	36,513	2.5%
Discovery DJ Services, LLC (dba Discovery Midstream Partners)(4)(10)(11)	First lien senior secured revolving loan	L + 7.25%	10/25/2022	—	(53)	(55)	—%
Discovery DJ Services, LLC (dba Discovery Midstream Partners)(4)(10)(11)(12)	First lien senior secured delayed draw term loan	L + 7.25%	4/25/2019	—	(585)	(607)	—%

				37,259	35,916	35,851	2.5%
Professional services
Pomeroy Group LLC(4)(6)	First lien senior secured loan	L + 6.00%	11/30/2021	59,095	57,273	57,618	3.9%
Specialty retail
Saje Natural Business, Inc.(13)	Second lien senior secured loan	12.00% PIK	4/21/2022	37,656	37,061	37,091	2.5%
Transportation
Lytx, Inc.(4)(6)	First lien senior secured loan	L + 6.75%	8/31/2023	36,146	35,110	35,242	2.4%
Lytx, Inc.(4)(10)(11)	First lien senior secured revolving loan	L + 6.75%	8/31/2022	—	(56)	(50)	—%

				36,146	35,054	35,192	2.4%

Total non-controlled/non-affiliated portfolio company debt investments				2,347,573	2,305,126	2,321,397	157.6%

Equity Investments
Oil and gas
Discovery DJ Services, LLC (dba Discovery Midstream Partners)	LLC Interest	N/A	N/A	2,760	2,760	2,760	0.2%

Owl Rock Capital Corporation

Consolidated Schedules of Investments (Continued)

As of December 31, 2017

(Amounts in thousands, except share amounts)

Company(1)(14)	Investment	Interest	Maturity Date	Par / Units	Amortized Cost(3)	Fair Value	Percentage of Net Assets
Total non-controlled/non-affiliated portfolio company equity investments				2,760	2,760	2,760	0.2%

Total non-controlled/non-affiliated portfolio company investments				2,350,333	2,307,886	2,324,157	157.8%

Controlled/affiliated portfolio company investments
Equity Investments
Investment funds and vehicles
Sebago Lake LLC(13)(15)(17)		N/A	N/A	65,028	65,028	65,599	4.5%

Total controlled/affiliated portfolio company investments				65,028	65,028	65,599	4.5%

Total Investments				$2,415,361	$2,372,914	$2,389,756	162.3%

	Interest Rate Swaps as of December 31, 2017
	Company Receives	Company Pays	Maturity Date	Notional Amount	Hedged Instrument	Footnote Reference
Interest rate swap	4.75%	L + 2.545%	12/21/2021	$150,000	2023 Notes	Note 6

Total				$150,000

(1)
Certain portfolio company investments are subject to contractual restrictions on sales.

(2)
Unless otherwise indicated, all investments are considered Level 3 investments.

(3)
The amortized cost represents the original cost adjusted for the amortization of discounts and premiums, as applicable, on debt investments using the effective interest method.

(4)
Loan contains a variable rate structure and may be subject to an interest rate floor. Variable rate loans bear interest at a rate that may be determined by reference to either the London Interbank Offered Rate ("LIBOR" or "L") (which can include one-, two-, three- or six-month LIBOR) or an alternate base rate (which can include the Federal Funds Effective Rate or the Prime Rate), at the borrower's option, and which reset periodically based on the terms of the loan agreement.

(5)
The interest rate on these loans is subject to 1 month LIBOR, which as of December 31, 2017 was 1.56%.

(6)
The interest rate on these loans is subject to 3 month LIBOR, which as of December 31, 2017 was 1.69%.

(7)
The interest rate on these loans is subject to 6 month LIBOR, which as of December 31, 2017 was 1.84%.

(8)
The interest rate on these loans is subject to the Prime Rate ("Prime" or "P"), which as of December 31, 2017 was 4.50%.

(9)
The first lien term loan is comprised of two components: Term Loan A and Term Loan B. The Company's Term Loan A and Term Loan B principal amounts are $28.8 million and $119.9 million, respectively. Both Term Loan A and Term Loan B have the same maturity date. Interest disclosed reflects the blended rate of the first lien term loan. The Term Loan A represents a 'first out' tranche and the Term Loan B represents a 'last out' tranche. The 'first out' tranche has priority as to the 'last out' tranche with respect to payments of principal, interest and any amounts due thereunder.

(10)
Position or portion thereof is an unfunded loan commitment. See Note 7 "Commitments and Contingencies".

(11)
The negative cost is the result of the capitalized discount being greater than the principal amount outstanding on the loan. The negative fair value is the result of the capitalized discount on the loan.

(12)
The date disclosed represents the commitment period of the unfunded term loan. Upon expiration of the commitment period, the funded portion of the term loan may be subject to a longer maturity date.

(13)
This portfolio company is not a qualifying asset under Section 55(a) of the 1940 Act. Under the 1940 Act, the Company may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of total assets.

(14)
Unless otherwise indicated, the Company's portfolio companies are pledged as collateral supporting the amounts outstanding under the Revolving Credit Facility and SPV Asset Facility. See Note 6 "Debt".

Owl Rock Capital Corporation

Consolidated Schedules of Investments (Continued)

As of December 31, 2017

(Amounts in thousands, except share amounts)

(15)
As defined in the 1940 Act, the Company is deemed to be both an "Affiliated Person" and has "Control" of this portfolio company as the Company owns more than 25% of the portfolio company's outstanding voting securities or has the power to exercise control over management or policies of such portfolio company (including through a management agreement). Other than for purposes of the 1940 Act, the Company does not believe that it has control over this portfolio company. The Company's investment in affiliates for the year ended December 31, 2017, were as follows:

($ in thousands)	Fair Value as of December 31, 2016	Gross Additions	Gross Reductions	Change in Unrealized Gains (Losses)	Fair Value as of December 31, 2017	Dividend Income	Other Income
Controlled Affiliates
Sebago Lake LLC	$—	$65,028	$—	$571	$65,599	$125	$3,378

Total Controlled Affiliates	$—	$65,028	$—	$571	$65,599	$125	$3,378

(16)
Level 2 investment.

(17)
Investment is not pledged as collateral for the credit facilities.

(18)
The Company may be entitled to receive additional interest as a result of an arrangement with other lenders in the syndication.

The accompanying notes are an integral part of these consolidated financial statements.

Owl Rock Capital Corporation

Consolidated Statements of Changes in Net Assets

(Amounts in thousands)

	Years Ended December 31,
	2018	2017	2016
Increase (Decrease) in Net Assets Resulting from Operations
Net investment income (loss)	$245,522	$93,790	$9,006
Net unrealized gain (loss)	(43,646)	9,211	7,631
Net realized gain (loss)	367	739	—

Net Increase (Decrease) in Net Assets Resulting from Operations	202,243	103,740	16,637

Distributions
Distributions declared from earnings	(232,083)	(100,546)	(2,100)

Net Decrease in Net Assets Resulting from Shareholders' Distributions	(232,083)	(100,546)	(2,100)

Capital Share Transactions
Issuance of common shares	1,724,864	749,933	665,259
Reinvestment of distributions	97,242	38,927	729

Net Increase in Net Assets Resulting from Capital Share Transactions	1,822,106	788,860	665,988

Total Increase in Net Assets	1,792,266	792,054	680,525

Net Assets, at beginning of period	1,472,579	680,525	—

Net Assets, at end of period	$3,264,845	$1,472,579	$680,525

The accompanying notes are an integral part of these consolidated financial statements.

Owl Rock Capital Corporation

Consolidated Statements of Cash Flows

(Amounts in thousands)

	Years Ended December 31,
	2018	2017	2016
Cash Flows from Operating Activities
Net Increase (Decrease) in Net Assets Resulting from Operations	$202,243	$103,740	$16,637
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash used in operating activities:
Purchases of investments, net	(4,722,938)	(1,944,628)	(1,117,444)
Proceeds from investments, net	1,311,832	542,814	158,536
Net amortization of discount on investments	(23,798)	(7,187)	(860)
Payment-in-kind interest	(3,393)	(3,406)	—
Net change in unrealized (gain) loss on investments	43,513	(9,211)	(7,631)
Net change in unrealized (gains) losses on translation of assets and liabilities in foreign currencies	133	—	—
Net realized (gain) loss	(234)	(739)	—
Amortization of debt issuance costs	5,333	2,616	416
Amortization of offering costs	1,408	848	594
Changes in operating assets and liabilities:
(Increase) decrease in receivable for investments sold	19,900	(19,900)	—
(Increase) decrease in interest receivable	(20,696)	(5,635)	(3,349)
(Increase) decrease in receivable from a controlled affiliate	(4,597)	(3,503)	—
(Increase) decrease in prepaid expenses and other assets	(1,124)	(132)	(320)
Increase (decrease) in management fee payable	2,897	6,587	4,565
Increase (decrease) in payables to affiliate	517	470	1,860
Increase (decrease) in payables for investments purchased	3,180	—	—
Increase (decrease) in accrued expenses and other liabilities	13,954	2,541	1,968

Net cash used in operating activities	(3,171,870)	(1,334,725)	(945,028)

Cash Flows from Financing Activities
Borrowings on debt	3,847,915	2,508,300	749,000
Payments on debt	(2,187,700)	(2,071,300)	(254,000)
Debt issuance costs	(15,101)	(12,090)	(3,510)
Proceeds from issuance of common shares	1,724,864	749,933	665,259
Offering costs paid	(541)	(1,326)	(997)
Cash distributions paid to shareholders	(90,035)	(28,074)	(1,371)

Net cash provided by financing activities	3,279,402	1,145,443	1,154,381

Net increase (decrease) in cash and restricted cash	107,532	(189,282)	209,353
Cash and restricted cash, beginning of period	20,071	209,353	—

Cash and restricted cash, end of period	$127,603	$20,071	$209,353

Supplemental and Non-Cash Information
Interest paid during the period	$59,597	$21,266	$1,704
Distributions declared during the period	$232,083	$100,546	$2,100
Reinvestment of distributions during the period	$97,242	$38,927	$729
Distributions Payable	$78,350	$33,545	$—
Receivable for investments sold	$—	$19,900	$—
Excise taxes paid	$210	$352	$—

The accompanying notes are an integral part of these consolidated financial statements.

Owl Rock Capital Corporation

Notes to Consolidated Financial Statements

Note 1. Organization

        Owl Rock Capital Corporation (the "Company") is a Maryland corporation formed on October 15, 2015. The Company was formed primarily to originate and make loans to, and make debt and equity investments in, U.S. middle market companies. The Company invests in senior secured or unsecured loans, subordinated loans or mezzanine loans and, to a lesser extent, equity-related securities including warrants, preferred stock and similar forms of senior equity, which may or may not be convertible into a portfolio company's common equity. The Company's investment objective is to generate current income and to a lesser extent, capital appreciation by targeting investment opportunities with favorable risk-adjusted returns.

        The Company has elected to be regulated as a business development company ("BDC") under the Investment Company Act of 1940, as amended (the "1940 Act"). In addition, for tax purposes, the Company is treated as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Because the Company has elected to be regulated as a BDC and qualifies as a RIC under the Code, the Company's portfolio is subject to diversification and other requirements.

        On April 27, 2016, the Company formed a wholly-owned subsidiary, OR Lending LLC, a Delaware limited liability company, which holds a California finance lenders license. OR Lending LLC loans to borrowers headquartered in California. From time to time the Company may form wholly-owned subsidiaries to facilitate the normal course of business.

        Owl Rock Capital Advisors LLC (the "Adviser") serves as the Company's investment adviser. The Adviser is an indirect subsidiary of Owl Rock Capital Partners LP ("Owl Rock Capital Partners"). The Adviser is registered with the Securities and Exchange Commission ("SEC") as an investment adviser under the 1940 Act. Subject to the overall supervision of the Company's board of directors (the "Board"), the Adviser manages the day-to-day operations of, and provides investment advisory and management services to, the Company.

        From March 3, 2016 (the "Initial Closing") through March 2, 2018, the Company conducted private offerings (each, a "Private Offering") of common stock to accredited investors in reliance on exemptions from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"). At the closing of each Private Offering, each investor made a capital commitment (a "Capital Commitment") to purchase shares of the Company's common stock pursuant to a subscription agreement entered into with the Company. Investors are required to fund drawdowns to purchase shares of the Company's common stock up to the amount of their respective Capital Commitment on an as-needed basis each time the Company delivers a drawdown notice to its investors. If the Company has not consummated a listing of its common shares on a national securities exchange (an "Exchange Listing") by March 3, 2021, the five-year anniversary of the Initial Closing, subject to extension for two additional one-year periods, at the sole discretion of the Board, the Board (subject to any necessary shareholder approvals and applicable requirements of the 1940 Act) will use its commercially reasonable efforts to wind down and/or liquidate and dissolve the Company in an orderly manner.

Note 2. Significant Accounting Policies

  Basis of Presentation

        The accompanying consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"). The Company is an

Owl Rock Capital Corporation

Notes to Consolidated Financial Statements (Continued)

Note 2. Significant Accounting Policies (Continued)

investment company and, therefore, applies the specialized accounting and reporting guidance in Accounting Standards Codification ("ASC") Topic 946, Financial Services—Investment Companies. In the opinion of management, all adjustments considered necessary for the fair presentation of the consolidated financial statements have been included. The Company was initially capitalized on March 1, 2016 and commenced operations on March 3, 2016. The Company's fiscal year ends on December 31.

  Use of Estimates

        The preparation of the consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements. Actual amounts could differ from those estimates and such differences could be material.

  Cash

        Cash consists of deposits held at a custodian bank and restricted cash pledged as collateral. Cash is carried at cost, which approximates fair value. The Company deposits its cash with highly-rated banking corporations and, at times, may exceed the insured limits under applicable law.

  Investments at Fair Value

        Investment transactions are recorded on the trade date. Realized gains or losses are measured by the difference between the net proceeds received and the amortized cost basis of the investment using the specific identification method without regard to unrealized gains or losses previously recognized, and include investments charged off during the period, net of recoveries. The net change in unrealized gains or losses primarily reflects the change in investment values, including the reversal of previously recorded unrealized gains or losses with respect to investments realized during the period.

        Investments for which market quotations are readily available are typically valued at the bid price of those market quotations. To validate market quotations, the Company utilizes a number of factors to determine if the quotations are representative of fair value, including the source and number of the quotations. Debt and equity securities that are not publicly traded or whose market prices are not readily available, as is the case for substantially all of the Company's investments, are valued at fair value as determined in good faith by the Board, based on, among other things, the input of the Adviser, the Company's audit committee and independent third-party valuation firm(s) engaged at the direction of the Board.

        As part of the valuation process, the Board takes into account relevant factors in determining the fair value of the Company's investments, including: the estimated enterprise value of a portfolio company (i.e., the total fair value of the portfolio company's debt and equity), the nature and realizable value of any collateral, the portfolio company's ability to make payments based on its earnings and cash flow, the markets in which the portfolio company does business, a comparison of the portfolio company's securities to any similar publicly traded securities, and overall changes in the interest rate environment and the credit markets that may affect the price at which similar investments may be made in the future. When an external event such as a purchase or sale transaction, public offering or subsequent equity sale occurs, the Board considers whether the pricing indicated by the external event corroborates its valuation.

Owl Rock Capital Corporation

Notes to Consolidated Financial Statements (Continued)

Note 2. Significant Accounting Policies (Continued)

        The Board undertakes a multi-step valuation process, which includes, among other procedures, the following:

  •
  With respect to investments for which market quotations are readily available, those investments will typically be valued at the bid price of those market quotations;

  •
  With respect to investments for which market quotations are not readily available, the valuation process begins with the independent valuation firm(s) providing a preliminary valuation of each investment to the Adviser's valuation committee;

  •
  Preliminary valuation conclusions are documented and discussed with the Adviser's valuation committee. Agreed upon valuation recommendations are presented to the Audit Committee;

  •
  The Audit Committee reviews the valuation recommendations and recommends values for each investment to the Board; and

  •
  The Board reviews the recommended valuations and determines the fair value of each investment.

        The Company conducts this valuation process on a quarterly basis.

        The Company applies Financial Accounting Standards Board Accounting Standards Codification 820, Fair Value Measurements ("ASC 820"), as amended, which establishes a framework for measuring fair value in accordance with U.S. GAAP and required disclosures of fair value measurements. ASC 820 determines fair value to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date. Market participants are defined as buyers and sellers in the principal or most advantageous market (which may be a hypothetical market) that are independent, knowledgeable, and willing and able to transact. In accordance with ASC 820, the Company considers its principal market to be the market that has the greatest volume and level of activity. ASC 820 specifies a fair value hierarchy that prioritizes and ranks the level of observability of inputs used in determination of fair value. In accordance with ASC 820, these levels are summarized below:

  •
  Level 1—Valuations based on quoted prices in active markets for identical assets or liabilities that the Company has the ability to access.

  •
  Level 2—Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

  •
  Level 3—Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

        Transfers between levels, if any, are recognized at the beginning of the quarter in which the transfer occurs. In addition to using the above inputs in investment valuations, the Company applies the valuation policy approved by its Board that is consistent with ASC 820. Consistent with the valuation policy, the Company evaluates the source of the inputs, including any markets in which its investments are trading (or any markets in which securities with similar attributes are trading), in determining fair value. When an investment is valued based on prices provided by reputable dealers or pricing services (such as broker quotes), the Company subjects those prices to various criteria in making the determination as to whether a particular investment would qualify for treatment as a Level 2 or Level 3 investment. For example, the Company, or the independent valuation firm(s),

Owl Rock Capital Corporation

Notes to Consolidated Financial Statements (Continued)

Note 2. Significant Accounting Policies (Continued)

reviews pricing support provided by dealers or pricing services in order to determine if observable market information is being used, versus unobservable inputs.

        Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company's investments may fluctuate from period to period. Additionally, the fair value of such investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that may ultimately be realized. Further, such investments are generally less liquid than publicly traded securities and may be subject to contractual and other restrictions on resale. If the Company were required to liquidate a portfolio investment in a forced or liquidation sale, it could realize amounts that are different from the amounts presented and such differences could be material.

        In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected herein.

  Financial and Derivative Instruments

        Pursuant to ASC 815 Derivatives and Hedging, further clarified by the FASB's issuance of the Accounting Standards Update ("ASU") No. 2017-12, Derivatives and Hedging, which was adopted early in 2017 by the Company, all derivative instruments entered into by the Company are designated as hedging instruments. For all derivative instruments designated as a hedge, the entire change in the fair value of the hedging instrument shall be recorded in the same line item of the Consolidated Statements of Operations as the hedged item. The Company's derivative instruments are used to hedge the Company's fixed rate debt, and therefore both the periodic payment and the change in fair value for the effective hedge, if applicable, will be recognized as components of interest expense in the Consolidated Statements of Operations.

  Foreign Currency

        Foreign currency amounts are translated into U.S. dollars on the following basis:

  •
  cash, fair value of investments, outstanding debt, other assets and liabilities: at the spot exchange rate on the last business day of the period; and

  •
  purchases and sales of investments, borrowings and repayments of such borrowings, income and expenses: at the rates of exchange prevailing on the respective dates of such transactions.

        The Company includes net changes in fair values on investments held resulting from foreign exchange rate fluctuations with the change in unrealized gains (losses) on translation of assets and liabilities in foreign currencies on the Consolidated Statements of Operations. The Company's current approach to hedging the foreign currency exposure in its non-U.S. dollar denominated investments is primarily to borrow the par amount in local currency under the Company's Revolving Credit Facility to fund these investments. Fluctuations arising from the translation of foreign currency borrowings are included with the net change in unrealized gains (losses) on translation of assets and liabilities in foreign currencies on the Consolidated Statements of Operations.

Owl Rock Capital Corporation

Notes to Consolidated Financial Statements (Continued)

Note 2. Significant Accounting Policies (Continued)

        Investments denominated in foreign currencies and foreign currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

  Interest and Dividend Income Recognition

        Interest income is recorded on the accrual basis and includes amortization of discounts or premiums. Discounts and premiums to par value on securities purchased are amortized into interest income over the contractual life of the respective security using the effective yield method. The amortized cost of investments represents the original cost adjusted for the amortization of discounts or premiums, if any. Upon prepayment of a loan or debt security, any prepayment premiums, unamortized upfront loan origination fees and unamortized discounts are recorded as interest income in the current period.

        Loans are generally placed on non-accrual status when there is reasonable doubt that principal or interest will be collected in full. Accrued interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management's judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest is paid current and, in management's judgment, are likely to remain current. Management may make exceptions to this treatment and determine to not place a loan on non-accrual status if the loan has sufficient collateral value and is in the process of collection. As of December 31, 2018, no investments are on non-accrual status.

        Dividend income on preferred equity securities is recorded on the accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity securities is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly-traded portfolio companies.

  Other Income

        From time to time, the Company may receive fees for services provided to portfolio companies. These fees are generally only available to the Company as a result of closing investments, are normally paid at the closing of the investments, are generally non-recurring and are recognized as revenue when earned upon closing of the investment. The services that the Adviser provides vary by investment, but can include closing, work, diligence or other similar fees and fees for providing managerial assistance to our portfolio companies.

  Organization Expenses

        Costs associated with the organization of the Company are expensed as incurred. These expenses consist primarily of legal fees and other costs of organizing the Company.

  Offering Expenses

        Costs associated with the offering of common shares of the Company are capitalized as deferred offering expenses and are included in prepaid expenses and other assets in the Consolidated Statements of Assets and Liabilities and are amortized over a twelve-month period from incurrence. These

Owl Rock Capital Corporation

Notes to Consolidated Financial Statements (Continued)

Note 2. Significant Accounting Policies (Continued)

expenses consist primarily of legal fees and other costs incurred in connection with the Company's share offerings, the preparation of the Company's registration statement, and registration fees.

  Debt Issuance Costs

        The Company records origination and other expenses related to its debt obligations as deferred financing costs. These expenses are deferred and amortized utilizing the effective yield method, over the life of the related debt instrument. Debt issuance costs are presented on the Consolidated Statements of Assets and Liabilities as a direct deduction from the debt liability. In circumstances in which there is not an associated debt liability amount recorded in the consolidated financial statements when the debt issuance costs are incurred, such debt issuance costs will be reported on the Consolidated Statements of Assets and Liabilities as an asset until the debt liability is recorded.

  Reimbursement of Transaction-Related Expenses

        The Company may receive reimbursement for certain transaction-related expenses in pursuing investments. Transaction-related expenses, which are generally expected to be reimbursed by the Company's portfolio companies, are typically deferred until the transaction is consummated and are recorded in prepaid expenses and other assets on the date incurred. The costs of successfully completed investments not otherwise reimbursed are borne by the Company and are included as a component of the investment's cost basis.

        Cash advances received in respect of transaction-related expenses are recorded as cash with an offset to accrued expenses and other liabilities. Accrued expenses and other liabilities are relieved as reimbursable expenses are incurred.

  Income Taxes

        The Company has elected to be treated as a BDC under the 1940 Act. The Company has elected to be treated as a RIC under the Code beginning with its taxable year ending December 31, 2016 and intends to qualify as a RIC for the taxable year ending December 31, 2018. So long as the Company maintains its tax treatment as a RIC, it generally will not pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that it distributes at least annually to its shareholders as dividends. Instead, any tax liability related to income earned and distributed by the Company represents obligations of the Company's investors and will not be reflected in the consolidated financial statements of the Company.

        To qualify as a RIC, the Company must, among other things, meet certain source-of-income and asset diversification requirements. In addition, to qualify for RIC tax treatment, the Company must distribute to its shareholders, for each taxable year, at least 90% of its "investment company taxable income" for that year, which is generally its ordinary income plus the excess of its realized net short-term capital gains over its realized net long-term capital losses. In order for the Company not to be subject to U.S. federal excise taxes, it must distribute annually an amount at least equal to the sum of (i) 98% of its net ordinary income (taking into account certain deferrals and elections) for the calendar year, (ii) 98.2% of its capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (iii) any net ordinary income and capital gains in excess of capital losses for preceding years that were not distributed during such years. The Company, at its

Owl Rock Capital Corporation

Notes to Consolidated Financial Statements (Continued)

Note 2. Significant Accounting Policies (Continued)

discretion, may carry forward taxable income in excess of calendar year dividends and pay a 4% nondeductible U.S. federal excise tax on this income.

        The Company evaluates tax positions taken or expected to be taken in the course of preparing its consolidated financial statements to determine whether the tax positions are "more-likely-than-not" to be sustained by the applicable tax authority. Tax positions not deemed to meet the "more-likely-than-not" threshold are reserved and recorded as a tax benefit or expense in the current year. All penalties and interest associated with income taxes are included in income tax expense. Conclusions regarding tax positions are subject to review and may be adjusted at a later date based on factors including, but not limited to, on-going analyses of tax laws, regulations and interpretations thereof. There were no material uncertain tax positions through December 31, 2018 and 2017. The 2015 through 2017 tax years remain subject to examination by U.S. federal, state and local tax authorities.

  Distributions to Common Shareholders

        Distributions to common shareholders are recorded on the record date. The amount to be distributed is determined by the Board and is generally based upon the earnings estimated by the Adviser. Net realized long-term capital gains, if any, would be generally distributed at least annually, although the Company may decide to retain such capital gains for investment.

        The Company has adopted a dividend reinvestment plan that provides for reinvestment of any cash distributions on behalf of shareholders, unless a shareholder elects to receive cash. As a result, if the Board authorizes and declares a cash distribution, then the shareholders who have not "opted out" of the dividend reinvestment plan will have their cash distribution automatically reinvested in additional shares of the Company's common stock, rather than receiving the cash distribution. The Company expects to use newly issued shares to implement the dividend reinvestment plan.

  Consolidation

        As provided under Regulation S-X and ASC Topic 946—Financial Services—Investment Companies, the Company will generally not consolidate its investment in a company other than a wholly-owned investment company or controlled operating company whose business consists of providing services to the Company. Accordingly, the Company consolidated the accounts of the Company's wholly-owned subsidiaries in its consolidated financial statements. All significant intercompany balances and transactions have been eliminated in consolidation.

        The Company does not consolidate its equity interest in Sebago Lake LLC ("Sebago Lake"). For further description of the Company's investment in Sebago Lake, see Note 4 "Investments".

  New Accounting Pronouncements

  Revenue Recognition

        In May 2014, the FASB issued ASU No. 2014-09, Revenue from Contracts with Customers (Topic 606). The guidance in this ASU supersedes the revenue recognition requirements in Revenue Recognition (Topic 605). Under the updated guidance, an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. The amendments in

Owl Rock Capital Corporation

Notes to Consolidated Financial Statements (Continued)

Note 2. Significant Accounting Policies (Continued)

ASU No. 2014-09 are effective for annual reporting periods beginning after December 15, 2018, including interim periods within that reporting period.

        In March 2016, the FASB issued ASU No. 2016-08, Revenue from Contracts with Customers (Topic 606): Principal versus Agent Considerations, which clarifies the guidance in ASU No. 2014-09 and has the same effective date as the original standard.

        In April 2016, the FASB issued ASU No. 2016-10, Revenue from Contracts with Customers (Topic 606): Identifying Performance Obligations and Licensing, an update on identifying performance obligations and accounting for licenses of intellectual property.

        In May 2016, the FASB issued ASU No. 2016-12, Revenue from Contracts with Customers (Topic 606): Narrow-Scope Improvements and Practical Expedients, which includes amendments for enhanced clarification of the guidance.

        In December 2016, the FASB issued ASU No. 2016-20, Technical Corrections and Improvements to Revenue from Contracts with Customers (Topic 606), the amendments in this update are of a similar nature to the items typically addressed in the technical corrections and improvements project.

  Receivables

        In March 2017, the FASB issued ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. ASU No. 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. ASU No. 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018.

  Fair Valuation

        In August 2018, the FASB issued ASU No. 2018-13, Fair Value Measurement (Subtopic 820): Changes to the Disclosure Requirements for Fair Value Measurement, an update to improve the effectiveness of disclosures in the notes to financial statements by facilitating clear communication of the information required by U.S. GAAP. The amendments in ASU No. 2018-13 are effective for annual reporting periods beginning after December 15, 2019, including interim periods within that reporting period.

        The application of the aforementioned updated guidance is not expected to have a material impact on the Company's consolidated financial statements.

Note 3. Agreements and Related Party Transactions

  Administration Agreement

        On March 1, 2016, the Company entered into an Administration Agreement (the "Administration Agreement") with the Adviser. Under the terms of the Administration Agreement, the Adviser performs, or oversees, the performance of, required administrative services, which includes providing office space, equipment and office services, maintaining financial records, preparing reports to

Owl Rock Capital Corporation

Notes to Consolidated Financial Statements (Continued)

Note 3. Agreements and Related Party Transactions (Continued)

shareholders and reports filed with the SEC, and managing the payment of expenses and the performance of administrative and professional services rendered by others.

        The Administration Agreement also provides that the Company reimburses the Adviser for certain organization costs incurred prior to the commencement of the Company's operations, and for certain offering costs.

        The Company reimburses the Adviser for services performed for it pursuant to the terms of the Administration Agreement. In addition, pursuant to the terms of the Administration Agreement, the Adviser may delegate its obligations under the Administration Agreement to an affiliate or to a third party and the Company will reimburse the Adviser for any services performed for it by such affiliate or third party.

        On February 27, 2019, the Board approved to extend the Administration Agreement. Unless earlier terminated as described below, the Administration Agreement will remain in effect until March 1, 2020 and from year to year thereafter if approved annually by (1) the vote of the Board, or by the vote of a majority of its outstanding voting securities, and (2) the vote of a majority of the Company's directors who are not "interested persons" of the Company, of the Adviser or of any of their respective affiliates, as defined in the 1940 Act. The Administration Agreement may be terminated at any time, without the payment of any penalty, on 60 days' written notice, by the vote of a majority of the outstanding voting securities of the Company, or by the vote of the Board or by the Adviser.

        No person who is an officer, director, or employee of the Adviser or its affiliates and who serves as a director of the Company receives any compensation from the Company for his or her services as a director. However, the Company reimburses the Adviser (or its affiliates) for an allocable portion of the compensation paid by the Adviser or its affiliates to the Company's Chief Compliance Officer, Chief Financial Officer and their respective staffs (based on the percentage of time those individuals devote, on an estimated basis, to the business and affairs of the Company). Directors who are not affiliated with the Adviser receive compensation for their services and reimbursement of expenses incurred to attend meetings.

        For the years ended December 31, 2018, 2017 and 2016 the Company incurred expenses of approximately $3.7 million, $3.3 million and $2.8 million, respectively, for costs and expenses reimbursable to the Adviser under the terms of the Administration Agreement.

  Investment Advisory Agreement

        On March 1, 2016, the Company entered into the Original Investment Advisory Agreement with the Adviser. On February 27, 2019, the Board determined to amend and restate the Original Investment Advisory Agreement (as amended and restated, the "Investment Advisory Agreement") to reduce the fees that the Company will pay the Adviser following an Exchange Listing. Under the terms of the Investment Advisory Agreement, the Adviser is responsible for managing the Company's business and activities, including sourcing investment opportunities, conducting research, performing diligence on potential investments, structuring its investments, and monitoring its portfolio companies on an ongoing basis through a team of investment professionals.

        The Adviser's services under the Investment Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to the Company are not impaired.

Owl Rock Capital Corporation

Notes to Consolidated Financial Statements (Continued)

Note 3. Agreements and Related Party Transactions (Continued)

        Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect until February 27, 2020 and will remain in effect from year-to-year thereafter if approved annually by a majority of the Board or by the holders of a majority of our outstanding voting securities and, in each case, by a majority of independent directors.

        The Investment Advisory Agreement will automatically terminate within the meaning of the 1940 Act and related SEC guidance and interpretations in the event of its assignment. In accordance with the 1940 Act, without payment of any penalty, the Company may terminate the Investment Advisory Agreement with the Adviser upon 60 days' written notice. The decision to terminate the agreement may be made by a majority of the Board or the shareholders holding a majority (as defined under the 1940 Act) of the outstanding shares of the Company's common stock or the Adviser. In addition, without payment of any penalty, the Adviser may generally terminate the Investment Advisory Agreement upon 60 days' written notice and, in certain circumstances, the Adviser may only be able to terminate the Investment Advisory Agreement upon 120 days' written notice.

        From time to time, the Adviser may pay amounts owed by the Company to third-party providers of goods or services, including the Board, and the Company will subsequently reimburse the Adviser for such amounts paid on its behalf. Amounts payable to the Adviser are settled in the normal course of business without formal payment terms.

        Under the terms of the Investment Advisory Agreement, the Company will pay the Adviser a base management fee and may also pay to it certain incentive fees. The cost of both the management fee and the incentive fee will ultimately be borne by the Company's shareholders.

        The management fee is payable quarterly in arrears. Prior to the future quotation or listing of the Company's securities on a national securities exchange (an "Exchange Listing") or the future quotation or listing of its securities on any other public trading market, the management fee is payable at an annual rate of 0.75% of the Company's (i) average gross assets, excluding cash and cash equivalents but including assets purchased with borrowed amounts, at the end of the Company's two most recently completed calendar quarters plus (ii) the average of any remaining unfunded Capital Commitments at the end of the two most recently completed calendar quarters. Following an Exchange Listing, the management fee is payable at an annual rate of 1.5% (reduced from 1.75% payable pursuant to the Original Investment Advisory Agreement) of the Company's average gross assets excluding cash and cash equivalents but including assets purchased with borrowed amounts, at the end of the two most recently completed calendar quarters. The management fee for any partial month or quarter, as the case may be, will be appropriately prorated and adjusted for any share issuances or repurchases during the relevant calendar months or quarters, as the case may be.

        For the years ended December 31, 2018, 2017 and 2016, management fees were $52.1 million, $31.1 million and $9.2 million, respectively.

        Pursuant to the Investment Advisory Agreement, the Adviser will not be entitled to an incentive fee prior to an Exchange Listing. Following an Exchange Listing, the incentive fee will consist of two components that are independent of each other, with the result that one component may be payable even if the other is not. A portion of the incentive fee is based on the Company's pre-incentive fee net investment income and a portion is based on the Company's capital gains. The portion of the incentive fee based on pre-incentive fee net investment income is determined and paid quarterly in arrears commencing with the first calendar quarter following an Exchange Listing, and equals 100% of the

Owl Rock Capital Corporation

Notes to Consolidated Financial Statements (Continued)

Note 3. Agreements and Related Party Transactions (Continued)

pre-incentive fee net investment income in excess of a 1.5% quarterly "hurdle rate," until the Adviser has received 17.5% (reduced from 20% payable pursuant to the Original Investment Advisory Agreement) of the total pre-incentive fee net investment income for that calendar quarter and, for pre-incentive fee net investment income in excess of 1.82% quarterly (reduced from 1.875% quarterly pursuant to the Original Investment Advisory Agreement), 17.5% (reduced from 20% payable pursuant to the Original Investment Advisory Agreement) of all remaining pre-incentive fee net investment income for that calendar quarter.

        The second component of the incentive fee, the capital gains incentive fee, payable at the end of each calendar year in arrears, equals 17.5% (reduced from 20% payable pursuant to the Original Investment Advisory Agreement) of cumulative realized capital gains from the date on which the Exchange Listing becomes effective (the "Listing Date") to the end of each calendar year, less cumulative realized capital losses and unrealized capital depreciation from the Listing Date to the end of each calendar year, less the aggregate amount of any previously paid capital gains incentive fee for prior periods. In no event will the capital gains incentive fee payable pursuant to the Investment Advisory Agreement be in excess of the amount permitted by the Advisers Act, including Section 205 thereof.

        There was no incentive fee for the years ended December 31, 2018, 2017 and 2016.

  Affiliated Transactions

        The Company may be prohibited under the 1940 Act from participating in certain transactions with its affiliates without prior approval of the directors who are not interested persons, and in some cases, the prior approval of the SEC. The Company, the Adviser and certain of their affiliates have been granted exemptive relief by the SEC for the Company to co-invest with other funds managed by the Adviser or its affiliates in a manner consistent with the Company's investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. Pursuant to such exemptive relief, the Company generally is permitted to co-invest with certain of its affiliates if a "required majority" (as defined in Section 57(o) of the 1940 Act) of the Board make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transaction, including the consideration to be paid, are reasonable and fair to the Company and its shareholders and do not involve overreaching of the Company or its shareholders on the part of any person concerned, (2) the transaction is consistent with the interests of the Company's shareholders and is consistent with its investment objective and strategies, and (3) the investment by its affiliates would not disadvantage the Company, and the Company's participation would not be on a basis different from or less advantageous than that on which its affiliates are investing. The Adviser is under common control with Owl Rock Technology Advisors LLC ("ORTA") and Owl Rock Capital Private Fund Advisors LLC ("ORCPFA"), which are also investment advisers and indirect subsidiaries of Owl Rock Capital Partners. The Adviser, ORTA, ORCPFA and Owl Rock Capital Partners are referred to, collectively, as "Owl Rock." Owl Rock's investment allocation policy seeks to ensure equitable allocation of investment opportunities between the Company, Owl Rock Capital Corporation II, a BDC advised by the Adviser, Owl Rock Technology Finance Corp., a BDC advised by ORTA, and/or other funds managed by the Adviser or its affiliates. As a result of exemptive relief, there could be significant overlap in the Company's investment portfolio and the investment portfolio of Owl Rock Capital Corporation II, Owl Rock Technology Finance Corp. and/or other funds established by the Adviser or its affiliates that could avail themselves of the exemptive relief.

Owl Rock Capital Corporation

Notes to Consolidated Financial Statements (Continued)

Note 3. Agreements and Related Party Transactions (Continued)

  License Agreement

        The Company has entered into a license agreement (the "License Agreement"), pursuant to which an affiliate of Owl Rock Capital Partners LP has granted the Company a non-exclusive license to use the name "Owl Rock." Under the License Agreement, the Company has a right to use the Owl Rock name for so long as the Adviser or one of its affiliates remains the Company's investment adviser. Other than with respect to this limited license, the Company will have no legal right to the "Owl Rock" name or logo.

Note 4. Investments

        Under the 1940 Act, the Company is required to separately identify non-controlled investments where it owns 5% or more of a portfolio company's outstanding voting securities and/or has the power to exercise control over the management or policies of such portfolio company as investments in "affiliated" companies. In addition, under the 1940 Act, the Company is required to separately identify investments where it owns more than 25% of a portfolio company's outstanding voting securities and/or has the power to exercise control over the management or policies of such portfolio company as investments in "controlled" companies. Under the 1940 Act, "non-affiliated investments" are defined as investments that are neither controlled investments nor affiliated investments. Detailed information with respect to the Company's non-controlled, non-affiliated; non-controlled, affiliated; and controlled affiliated investments is contained in the accompanying consolidated financial statements, including the consolidated schedule of investments. The information in the tables below is presented on an aggregate portfolio basis, without regard to whether they are non-controlled non-affiliated, non-controlled affiliated or controlled affiliated investments.

        Investments at fair value and amortized cost consisted of the following as of December 31, 2018 and 2017:

	December 31, 2018		December 31, 2017
($ in thousands)	Amortized Cost	Fair Value	Amortized Cost	Fair Value
First-lien senior secured debt investments	$4,566,573	$4,554,835	$1,640,301	$1,652,021
Second-lien senior secured debt investments	1,119,507	1,109,366	664,825	669,376
Unsecured debt investments	23,000	22,183	—	—
Equity investments	11,215	11,063	2,760	2,760
Investment funds and vehicles(1)	91,138	86,622	65,028	65,599

Total Investments	$5,811,433	$5,784,069	$2,372,914	$2,389,756

(1)
Includes equity investment in Sebago Lake. See below, within Note 4, for more information regarding Sebago Lake.

Owl Rock Capital Corporation

Notes to Consolidated Financial Statements (Continued)

Note 4. Investments (Continued)

        The industry composition of investments based on fair value as of December 31, 2018 and 2017 was as follows:

	December 31, 2018	December 31, 2017
Advertising and media	4.2%	3.3%
Aerospace and defense	—	2.1
Automotive	2.6	—
Buildings and real estate	5.2	5.2
Business services	7.6	8.8
Chemicals	1.7	—
Consumer products	1.8	4.7
Containers and packaging	0.7	2.3
Distribution	10.6	13.3
Education	3.0	—
Energy equipment and services	1.6	6.1
Financial services	1.9	3.6
Food and beverage	8.4	5.5
Healthcare providers and services	6.5	7.6
Healthcare technology	0.7	—
Household products	0.9	3.0
Human resource support services	—	1.9
Infrastructure and environmental services	3.4	3.1
Insurance	0.6	1.4
Internet software and services	9.5	7.4
Investment funds and vehicles(1)	1.5	2.7
Leisure and entertainment	3.8	7.6
Manufacturing	1.8	3.3
Oil and gas	4.9	1.6
Professional services	11.4	2.4
Specialty retail	2.8	1.6
Telecommunications	0.6	—
Transportation	2.3	1.5

Total	100.0%	100.0%

(1)
Includes equity investment in Sebago Lake. See below, within Note 4, for more information regarding Sebago Lake.

Owl Rock Capital Corporation

Notes to Consolidated Financial Statements (Continued)

Note 4. Investments (Continued)

        The geographic composition of investments based on fair value as of December 31, 2018 and 2017 was as follows:

	December 31, 2018	December 31, 2017
United States:
Midwest	17.3%	16.9%
Northeast	22.0	15.7
South	36.7	42.1
West	20.1	17.9
Belgium	1.6	2.5
Canada	0.9	3.3
United Kingdom	1.4	1.6

Total	100.0%	100.0%

  Sebago Lake LLC

        Sebago Lake, a Delaware limited liability company, was formed as a joint venture between the Company and The Regents of the University of California ("Regents") and commenced operations on June 20, 2017. Sebago Lake's principal purpose is to make investments, primarily in senior secured loans that are made to middle-market companies or in broadly syndicated loans. Both the Company and Regents (the "Members") have a 50% economic ownership in Sebago Lake. Except under certain circumstances, contributions to Sebago Lake cannot be redeemed. Each of the Members initially agreed to contribute up to $100 million to Sebago Lake. On July 26, 2018, each of the Members increased their contribution to Sebago Lake up to an aggregate of $125 million. As of December 31, 2018, each Member has funded $91.1 million of their $125 million commitments. Sebago Lake is managed by the Members, each of which have equal voting rights. Investment decisions must be approved by each of the Members.

        The Company has determined that Sebago Lake is an investment company under ASC 946; however, in accordance with such guidance, the Company will generally not consolidate its investment in a company other than a wholly owned investment company subsidiary or a controlled operating company whose business consists of providing services to the Company. Accordingly, the Company does not consolidate its non-controlling interest in Sebago Lake.

        During the year ended December 31, 2018, we acquired one investment from Sebago Lake at fair market value. The transaction generated a gain of $0.1 million for Sebago Lake. During the period ended December 31, 2017, we sold our investment in three portfolio companies at fair market value to Sebago Lake generating a realized gain of $0.5 million.

        As of December 31, 2018 and 2017, Sebago Lake had total investments in senior secured debt at fair value of $531.5 million and $330.0 million, respectively. The determination of fair value is in accordance with ASC 820; however, such fair value is not included in the Board's valuation process

Owl Rock Capital Corporation

Notes to Consolidated Financial Statements (Continued)

Note 4. Investments (Continued)

described herein. The following table is a summary of Sebago Lake's portfolio as well as a listing of the portfolio investments in Sebago Lake's portfolio as of December 31, 2018 and 2017:

($ in thousands)	December 31, 2018	December 31, 2017
Total senior secured debt investments(1)	$545,553	$332,499
Weighted average spread over LIBOR(1)	4.66%	4.71%
Number of portfolio companies	16	12
Largest funded investment to a single borrower(1)	$49,768	$46,646

(1)
At par.

Sebago Lake's Portfolio as of December 31, 2018 ($ in thousands)
Company(1)(2)(4)(5)	Investment	Interest	Maturity Date	Par / Units	Amortized Cost(3)	Fair Value	Percentage of Members' Equity
Debt Investments
Aerospace and defense
Applied Composites Holdings, LLC (fka AC&A Enterprises Holdings, LLC)(8)	First lien senior secured loan	L + 5.50%	12/21/2023	$35,547	$34,936	$34,765	20.1%
Applied Composites Holdings, LLC (fka AC&A Enterprises Holdings, LLC)(11)(12)(14)	First lien senior secured revolving loan	L + 5.50%	12/21/2022	—	(48)	(66)	—%
Space Exploration Technologies Corp.(6)	First lien senior secured loan	L + 4.25%	11/21/2025	25,000	24,751	24,750	14.3%

				60,547	59,639	59,449	34.4%
Education
SSH Group Holdings, Inc. (dba Stratford School)(8)	First lien senior secured loan	L + 4.25%	7/30/2025	34,913	34,812	34,383	19.8%
Food and beverage
DecoPac, Inc.(8)	First lien senior secured loan	L + 4.25%	9/30/2024	21,161	21,074	20,949	12.1%
DecoPac, Inc.(11)(12)(14)	First lien senior secured revolving loan	L + 4.25%	9/29/2023	—	(14)	(32)	—%
FQSR, LLC (dba KBP Investments)(8)	First lien senior secured loan	L + 5.50%	5/14/2023	24,756	24,426	24,202	14.0%
FQSR, LLC (dba KBP Investments)(8)(11)(13)(14)	First lien senior secured delayed draw term loan	L + 5.50%	5/14/2020	3,305	3,224	3,168	1.8%
Give & Go Prepared Foods Corp.(8)	First lien senior secured loan	L + 4.25%	7/29/2023	24,688	24,638	21,725	12.5%
Sovos Brands Intermediate, Inc.(8)	First lien senior secured loan	L + 5.00%	7/20/2025	45,000	44,556	44,550	25.7%

				118,910	117,904	114,562	66.1%

Owl Rock Capital Corporation

Notes to Consolidated Financial Statements (Continued)

Note 4. Investments (Continued)

Sebago Lake's Portfolio as of December 31, 2018 ($ in thousands)
Company(1)(2)(4)(5)	Investment	Interest	Maturity Date	Par / Units	Amortized Cost(3)	Fair Value	Percentage of Members' Equity
Healthcare equipment and services
Beaver-Visitec International Holdings, Inc.(7)	First lien senior secured loan	L + 4.00%	8/19/2023	40,019	39,835	39,659	22.9%
Cadence, Inc.(6)	First lien senior secured loan	L + 4.50%	5/21/2025	24,599	24,034	23,418	13.5%
Cadence, Inc.(11)(12)(14)	First lien senior secured revolving loan	L + 4.50%	5/21/2025	—	(161)	(301)	(0.2)%

				64,618	63,708	62,776	36.2%
Infrastructure and environmental services
CHA Holding, Inc.(8)	First lien senior secured loan	L + 4.50%	4/10/2025	24,875	24,772	24,601	14.2%
CHA Holding, Inc.(11)(12)(13)(14)	First lien senior secured delayed draw term loan	L + 4.50%	10/10/2019	—	(24)	(60)	—%

				24,875	24,748	24,541	14.2%
Insurance
Integro Parent Inc.(8)	First lien senior secured loan	L + 5.75%	10/28/2022	44,655	44,456	43,749	25.3%
Integro Parent Inc.(8)(11)(14)	First lien senior secured revolving loan	L + 4.50%	10/30/2021	1,830	1,805	1,728	1.0%
USRP Holdings, Inc. (dba U.S. Retirement and Benefits Partners)(8)	First lien senior secured loan	L + 4.25%	3/29/2025	34,822	34,095	33,608	19.3%
USRP Holdings, Inc. (dba U.S. Retirement and Benefits Partners)(9)(11)(14)	First lien senior secured revolving loan	P + 3.25%	3/29/2023	1,250	1,091	1,019	0.6%
USRP Holdings, Inc. (dba U.S. Retirement and Benefits Partners)(8)(11)(13)	First lien senior secured delayed draw term loan	L + 4.25%	3/29/2020	6,147	5,953	5,843	3.4%
Worley Claims Services, LLC(7)	First lien senior secured loan	L + 5.50%	8/7/2022	29,568	29,323	29,273	16.9%
Worley Claims Services, LLC(11)(12)(13)(14)	First lien senior secured delayed draw term loan	L + 5.50%	2/7/2019	—	(28)	—	—%

				118,272	116,695	115,220	66.5%
Internet software and services
DigiCert, Inc.(6)(10)	First lien senior secured loan	L + 4.00%	10/31/2024	49,768	49,505	48,623	28.1%
Manufacturing
ACProducts, Inc.(8)	First lien senior secured loan	L + 4.75%	1/3/2022	48,750	48,320	47,726	27.5%

Owl Rock Capital Corporation

Notes to Consolidated Financial Statements (Continued)

Note 4. Investments (Continued)

Sebago Lake's Portfolio as of December 31, 2018 ($ in thousands)
Company(1)(2)(4)(5)	Investment	Interest	Maturity Date	Par / Units	Amortized Cost(3)	Fair Value	Percentage of Members' Equity
Transportation
Uber Technologies, Inc.(6)(10)	First lien senior secured loan	L + 4.00%	4/4/2025	24,900	24,745	24,235	14.0%

Total Debt Investments				$545,553	$540,076	$531,515	306.8%

Total Investments				$545,553	$540,076	$531,515	306.8%

(1)
Certain portfolio company investments are subject to contractual restrictions on sales.

(2)
Unless otherwise indicated, Sebago Lake's investments are pledged as collateral supporting the amounts outstanding under Sebago Lake's credit facility.

(3)
The amortized cost represents the original cost adjusted for the amortization of discounts and premiums, as applicable, on debt investments using the effective interest method.

(4)
Unless otherwise indicated, all investments are considered Level 3 investments.

(5)
Unless otherwise indicated, loan contains a variable rate structure, and may be subject to an interest rate floor. Variable rate loans bear interest at a rate that may be determined by reference to either the London Interbank Offered Rate ("LIBOR" or "L") (which can include one-, two-, three- or six-month LIBOR) or an alternate base rate (which can include the Federal Funds Effective Rate or the Prime Rate), at the borrower's option, and which reset periodically based on the terms of the loan agreement.

(6)
The interest rate on these loans is subject to 1 month LIBOR, which as of December 31, 2018 was 2.50%.

(7)
The interest rate on these loans is subject to 2 month LIBOR, which as of December 31, 2018 was 2.61%.

(8)
The interest rate on these loans is subject to 3 month LIBOR, which as of December 31, 2018 was 2.81%.

(9)
The interest rate on these loans is subject to Prime, which as of December 31, 2018 was 5.50%.

(10)
Level 2 investment.

(11)
Position or portion thereof is an unfunded loan commitment.

(12)
The negative cost is the result of the capitalized discount being greater than the principal amount outstanding on the loan. The negative fair value is the result of the capitalized discount on the loan.

(13)
The date disclosed represents the commitment period of the unfunded term loan. Upon expiration of the commitment period, the funded portion of the term loan may be subject to a longer maturity date.

(14)
Investment is not pledged as collateral under Sebago Lake's credit facility.

Owl Rock Capital Corporation

Notes to Consolidated Financial Statements (Continued)

Note 4. Investments (Continued)

Sebago Lake's Portfolio as of December 31, 2017 ($ in thousands)
Company(1)(2)(4)(5)	Investment	Interest	Maturity Date	Par / Units	Amortized Cost(3)	Fair Value	Percentage of Members' Equity
Debt Investments
Aerospace and defense
AC&A Enterprises Holdings, LLC(8)	First lien senior secured loan	L + 5.50%	12/21/2023	$31,695	$31,062	$31,061	23.7%
AC&A Enterprises Holdings, LLC(9)(10)(12)	First lien senior secured delayed draw term loan	L + 5.50%	12/21/2023	—	(42)	(42)	—%
AC&A Enterprises Holdings, LLC(9)(10)(12)	First lien senior secured revolving loan	L + 5.50%	12/21/2022	—	(60)	(60)	—%

				31,695	30,960	30,959	23.7%
Distribution
FCX Holdings Corp.(6)	First lien senior secured loan	L + 4.25%	8/4/2020	26,626	26,501	26,493	20.2%
Sierra Acquisition, Inc(6)(13)	First lien senior secured loan	L + 4.25%	11/10/2024	20,000	19,912	20,160	15.4%

				46,626	46,413	46,653	35.6%
Education
SSH Group Holdings, Inc.(7)	First lien senior secured loan	L + 5.00%	10/2/2024	17,500	17,331	17,325	13.2%
Food and beverage
DecoPac, Inc.(7)	First lien senior secured loan	L + 4.25%	9/30/2024	21,214	21,116	21,108	16.1%
DecoPac, Inc.(7)(9)(12)	First lien senior secured revolving loan	L + 4.25%	9/29/2023	1,143	1,126	1,125	0.9%
Give & Go Prepared Foods Corp.(7)	First lien senior secured loan	L + 4.25%	7/29/2023	24,938	24,878	24,875	19.0%
Sovos Brands Intermediate, Inc.(7)	First lien senior secured loan	L + 4.50%	7/18/2024	43,135	41,899	41,927	32.0%
Sovos Brands Intermediate, Inc.(9)(10)(12)	First lien senior secured revolving loan	L + 4.50%	7/18/2022	—	(127)	(122)	(0.1)%

				90,430	88,892	88,913	67.9%
Healthcare equipment and services
Beaver-Visitec International Holdings, Inc.(7)	First lien senior secured loan	L + 5.00%	8/21/2023	46,646	46,201	46,179	35.2%
Covenant Surgical Partners, Inc.(7)	First lien senior secured loan	L + 4.75%	10/4/2024	23,077	23,023	23,021	17.5%
Covenant Surgical Partners, Inc.(7)(9)(12)	First lien senior secured delayed draw term loan	L + 4.75%	10/4/2024	1,277	1,260	1,260	1.0%

				71,000	70,484	70,460	53.7%

Owl Rock Capital Corporation

Notes to Consolidated Financial Statements (Continued)

Note 4. Investments (Continued)

Sebago Lake's Portfolio as of December 31, 2017 ($ in thousands)
Company(1)(2)(4)(5)	Investment	Interest	Maturity Date	Par / Units	Amortized Cost(3)	Fair Value	Percentage of Members' Equity
Insurance
Worley Claims Services, LLC(6)	First lien senior secured loan	L + 5.50%	8/7/2022	17,248	17,098	17,095	13.0%
Worley Claims Services, LLC(9)(10)(11)(12)	First lien senior secured delayed draw term loan	L + 5.50%	2/7/2019	—	(35)	(38)	—%

				17,248	17,063	17,057	13.0%
Internet software and services
DigiCert, Inc.(7)(13)	First lien senior secured loan	L + 4.75%	10/31/2024	43,000	42,799	43,516	33.2%
Manufacturing
Blount International, Inc.(6)	First lien senior secured loan	L + 4.25%	4/12/2023	15,000	14,964	15,165	11.3%

Total Debt Investments				$332,499	$328,906	$330,048	251.6%

Total Investments				$332,499	$328,906	$330,048	251.6%

(1)
Certain portfolio company investments are subject to contractual restrictions on sales.

(2)
Unless otherwise indicated, Sebago Lake's investments are pledged as collateral supporting the amounts outstanding under Sebago Lake's credit facility.

(3)
The amortized cost represents the original cost adjusted for the amortization of discounts and premiums, as applicable, on debt investments using the effective interest method.

(4)
Unless otherwise indicated, all investments are considered Level 3 investments.

(5)
Unless otherwise indicated, loan contains a variable rate structure, and may be subject to an interest rate floor. Variable rate loans bear interest at a rate that may be determined by reference to either the London Interbank Offered Rate ("LIBOR" or "L") (which can include one-, two-, three- or six-month LIBOR) or an alternate base rate (which can include the Federal Funds Effective Rate or the Prime Rate), at the borrower's option, and which reset periodically based on the terms of the loan agreement.

(6)
The interest rate on these loans is subject to 1 month LIBOR, which as of December 31, 2017 was 1.56%.

(7)
The interest rate on these loans is subject to 3 month LIBOR, which as of December 31, 2017 was 1.69%.

(8)
The interest rate on these loans is subject to 6 month LIBOR, which as of December 31, 2017 was 1.84%.

(9)
Position or portion thereof is an unfunded loan commitment.

(10)
The negative cost is the result of the capitalized discount being greater than the principal amount outstanding on the loan. The negative fair value is the result of the capitalized discount on the loan.

(11)
The date disclosed represents the commitment period of the unfunded term loan. Upon expiration of the commitment period, the funded portion of the term loan may be subject to a longer maturity date.

(12)
Investment is not pledged as collateral under Sebago Lake's credit facility.

(13)
Level 2 investment.

Owl Rock Capital Corporation

Notes to Consolidated Financial Statements (Continued)

Note 4. Investments (Continued)

        Below is selected balance sheet information for Sebago Lake as of December 31, 2018 and 2017:

	As of December 31,
($ in thousands)	2018	2017
Assets
Investments at fair value (amortized cost of $540,076 and $328,906, respectively)	$531,515	$330,048
Cash	13,487	7,519
Interest receivable	1,925	1,300
Prepaid expenses and other assets	455	71

Total Assets	$547,382	$338,938

Liabilities
Debt (net of unamortized debt issuance costs of $5,368 and $4,330, respectively)	$356,611	$201,419
Loan origination and structuring fees payable	4,871	3,378
Distributions payable	6,460	250
Accrued expenses and other liabilities	6,196	2,692

Total Liabilities	374,138	207,739

Members' Equity
Members' Equity	173,244	131,199

Members' Equity	173,244	131,199

Total Liabilities and Members' Equity	$547,382	$338,938

Owl Rock Capital Corporation

Notes to Consolidated Financial Statements (Continued)

Note 4. Investments (Continued)

        Below is selected statement of operations information for Sebago Lake for the years ended December 31, 2018 and 2017:

	Years Ended December 31,
($ in thousands)	2018	2017(1)
Investment Income
Interest income	$37,760	$6,755
Other income	671	84

Total Investment Income	38,431	6,839

Expenses
Initial organization	—	108
Loan origination and structuring fee	4,871	3,378
Interest expense	16,228	2,716
Professional fees	821	387

Total Expenses	21,920	6,589

Net Investment Income Before Taxes	16,511	250

Taxes	285	—

Net Investment Income After Taxes	$16,226	$250

Net Realized and Unrealized Gain (Loss) on Investments
Net Unrealized Gain (Loss) on Investments	(9,703)	1,142
Net Realized Gain (Loss) on Investments	61	—

Total Net Realized and Unrealized Gain (Loss) on Investments	(9,642)	1,142

Net Increase in Members' Equity Resulting from Operations	$6,584	$1,392

(1)
Sebago Lake commenced operations on June 20, 2017.

  Loan Origination and Structuring Fees

        If the loan origination and structuring fees earned by Sebago Lake during a fiscal year exceed Sebago Lake's expenses and other obligations (excluding financing costs), such excess is allocated to the Member(s) responsible for the origination of the loans pro rata in accordance with the total loan origination and structuring fees earned by Sebago Lake with respect to the loans originated by such Member; provided, that in no event will the amount allocated to a Member exceed 1% of the par value of the loans originated by such Member in any fiscal year. The loan origination and structuring fee is accrued quarterly and included in other income from controlled, affiliated investments on the Company's Consolidated Statements of Operations and paid annually. For the years ended December 31, 2018 and 2017, we accrued income based on loan origination and structuring fees of $4.9 million and $3.4 million, respectively. Subsequent to December 31, 2018, the Members agreed to amend the terms of Sebago Lake's operating agreement to eliminate the allocation of excess loan origination and structuring fees to the Members.

Owl Rock Capital Corporation

Notes to Consolidated Financial Statements (Continued)

Note 5. Fair Value of Investments

  Investments

        The following tables present the fair value hierarchy of investments as of December 31, 2018 and 2017:

	Fair Value Hierarchy as of December 31, 2018
($ in thousands)	Level 1	Level 2	Level 3	Total
First-lien senior secured debt investments	$—	$—	$4,554,835	$4,554,835
Second-lien senior secured debt investments	—	34,493	1,074,873	1,109,366
Unsecured debt investments	—	22,183	—	22,183
Equity investments	—	—	11,063	11,063

Subtotal	$—	$56,676	$5,640,771	$5,697,447

Investments measured at NAV(1)	—	—	—	86,622

Total Investments at fair value	$—	$56,676	$5,640,771	$5,784,069

(1)
Includes equity investment in Sebago Lake.

	Fair Value Hierarchy as of December 31, 2017
($ in thousands)	Level 1	Level 2	Level 3	Total
First-lien senior secured debt investments	$—	$39,830	$1,612,191	$1,652,021
Second-lien senior secured debt investments	—	35,497	633,879	669,376
Equity investments	—	—	2,760	2,760

Subtotal	$—	$75,327	$2,248,830	$2,324,157

Investments measured at NAV(1)	—	—	—	65,599

Total Investments at fair value	$—	$75,327	$2,248,830	$2,389,756

(1)
Includes equity investment in Sebago Lake.

Owl Rock Capital Corporation

Notes to Consolidated Financial Statements (Continued)

Note 5. Fair Value of Investments (Continued)

        The following tables present changes in the fair value of investments for which Level 3 inputs were used to determine the fair value as of and for the years ended December 31, 2018, 2017 and 2016:

	As of and for the Year Ended December 31, 2018
($ in thousands)	First-lien senior secured debt investments	Second-lien senior secured debt investments	Equity investments	Total
Fair value, beginning of period	$1,612,191	$633,879	$2,760	$2,248,830
Purchases of investments, net(1)	3,833,177	808,290	11,215	4,652,682
Proceeds from investments, net	(885,745)	(355,242)	(6,737)	(1,247,724)
Net change in unrealized gain (loss)	(22,904)	(13,654)	(152)	(36,710)
Net realized gains (losses)	208	(3,951)	3,977	234
Net amortization of discount on investments	17,908	5,551	—	23,459
Transfers into (out of) Level 3(2)	—	—	—	—

Fair value, end of period	$4,554,835	$1,074,873	$11,063	$5,640,771

(1)
Purchases may include payment-in-kind ("PIK").

(2)
Transfers between levels, if any, are recognized at the beginning of the quarter in which the transfers occur.

	As of and for the Year Ended December 31, 2017
($ in thousands)	First-lien senior secured debt investments	Second-lien senior secured debt investments	Equity investments	Total
Fair value, beginning of period	$574,776	$357,230	$—	$932,006
Purchases of investments, net(1)	1,339,447	501,174	2,760	1,843,381
Proceeds from investments, net	(313,723)	(228,690)	—	(542,413)
Net change in unrealized gain (loss)	7,201	818	—	8,019
Net realized gains (losses)	496	243	—	739
Net amortization of discount on investments	3,994	3,104	—	7,098
Transfers into (out of) Level 3(2)	—	—	—	—

Fair value, end of period	$1,612,191	$633,879	$2,760	$2,248,830

(1)
Purchases may include payment-in-kind ("PIK").

(2)
Transfers between levels, if any, are recognized at the beginning of the quarter in which the transfers occur.

Owl Rock Capital Corporation

Notes to Consolidated Financial Statements (Continued)

Note 5. Fair Value of Investments (Continued)

	As of and for the Year Ended December 31, 2016
($ in thousands)	First-lien senior secured debt investments	Second-lien senior secured debt investments	Equity investments	Total
Fair value, beginning of period	$—	$—	$—	$—
Purchases of investments, net(1)	638,237	437,944	—	1,076,181
Proceeds from investments, net	(67,968)	(83,950)	—	(151,918)
Net change in unrealized gain (loss)	3,970	2,941	—	6,911
Net realized gains (losses)	—	—	—	—
Net amortization of discount on investments	537	295	—	832
Transfers into (out of) Level 3(2)	—	—	—	—

Fair value, end of period	$574,776	$357,230	$—	$932,006

(1)
Transfers between levels, if any, are recognized at the beginning of the quarter in which the transfers occur.

        The following tables present information with respect to net change in unrealized gains on investments for which Level 3 inputs were used in determining the fair value that are still held by the Company for the years ended December 31, 2018, 2017 and 2016:

($ in thousands)	Net change in unrealized gain (loss) for the Year Ended December 31, 2018 on Investments Held at December 31, 2018	Net change in unrealized gain (loss) for the Year Ended December 31, 2017 on Investments Held at December 31, 2017	Net change in unrealized gain (loss) for the Year Ended December 31, 2016 on Investments Held at December 31, 2016
First-lien senior secured debt investments	$(18,635)	$7,882	$3,970
Second-lien senior secured debt investments	(12,033)	2,247	2,941
Unsecured debt investments	—	—	—
Equity investments	(152)	—	—

Total Investments	$(30,820)	$10,129	$6,911

        The following tables present quantitative information about the significant unobservable inputs of the Company's Level 3 investments as of December 31, 2018 and 2017. The tables are not intended to

Owl Rock Capital Corporation

Notes to Consolidated Financial Statements (Continued)

Note 5. Fair Value of Investments (Continued)

be all-inclusive but instead capture the significant unobservable inputs relevant to the Company's determination of fair value.

	As of December 31, 2018
($ in thousands)	Fair Value	Valuation Technique	Unobservable Input	Range (Weighted Average)	Impact to Valuation from an Increase in Input
First-lien senior secured debt investments(1)	$3,719,125	Yield Analysis	Market Yield	6.4% - 13.9% (10.4%)	Decrease
	712,109	Recent Transaction	Transaction Price	97.5% - 99.0% (98.7%)	Increase
Second-lien senior secured debt investments	$1,074,873	Yield Analysis	Market Yield	10.7% - 19.5% (12.1%)	Decrease
Equity Investments	$188	Market Approach	EBITDA Multiple	7.25x	Increase
	10,875	Recent Transaction	Transaction Price	1.0	Increase

(1)
Excludes investments with an aggregate fair value amounting to $123,601, which the Company valued using indicative bid prices obtained from brokers.

	As of December 31, 2017
($ in thousands)	Fair Value	Valuation Technique	Unobservable Input	Range (Weighted Average)	Impact to Valuation from an Increase in Input
First-lien senior secured debt investments	$1,431,179	Yield Analysis	Market Yield	6.4% - 10.9% (9.4%)	Decrease
	181,012	Recent Transaction	Transaction Price	93.0 - 98.0 (96.2)	Increase
Second-lien senior secured debt investments	$456,229	Yield Analysis	Market Yield	10.9% - 16.6% (12.2%)	Decrease
	177,650	Recent Transaction	Transaction Price	98.0 - 99.0 (98.7)	Increase
Equity Investments	$2,760	Recent Transaction	Transaction Price	1.0	Increase

        The Company typically determines the fair value of its performing Level 3 debt investments utilizing a yield analysis. In a yield analysis, a price is ascribed for each investment based upon an assessment of current and expected market yields for similar investments and risk profiles. Additional consideration is given to the expected life, portfolio company performance since close, and other terms and risks associated with an investment. Among other factors, a determinant of risk is the amount of leverage used by the portfolio company relative to its total enterprise value, and the rights and remedies of the Company's investment within the portfolio company's capital structure.

        Significant unobservable quantitative inputs typically used in the fair value measurement of the Company's Level 3 debt investments primarily include current market yields, including relevant market indices, but may also include quotes from brokers, dealers, and pricing services as indicated by comparable investments. For the Company's Level 3 equity investments, a market approach, based on comparable publicly-traded company and comparable market transaction multiples of revenues, earnings before income taxes, depreciation and amortization ("EBITDA") or some combination thereof and comparable market transactions typically would be used.

Owl Rock Capital Corporation

Notes to Consolidated Financial Statements (Continued)

Note 5. Fair Value of Investments (Continued)

  Financial Instruments Not Carried at Fair Value

        The fair value of the Company's credit facilities, which are categorized as Level 3 within the fair value hierarchy as of December 31, 2018 and December 31, 2017, approximates their carrying value. Additionally, the carrying amounts of the Company's assets and liabilities, other than investments at fair value, approximate fair value due to their short maturities.

Note 6. Debt

        In accordance with the 1940 Act, with certain limitations, the Company is allowed to borrow amounts such that its asset coverage, as defined in the 1940 Act, is at least 200% (or 150% if certain conditions are met) after such borrowing. As of December 31, 2018 and December 31, 2017, the Company's asset coverage was 225% and 258%, respectively.

        Debt obligations consisted of the following as of December 31, 2018 and 2017:

	December 31, 2018
($ in thousands)	Aggregate Principal Committed	Outstanding Principal	Amount Available(1)	Net Carrying Value(2)
Subscription Credit Facility(3)	$900,000	$883,000	$4,487	$881,795
Revolving Credit Facility(4)	600,000	308,643	291,357	304,229
SPV Asset Facility I	400,000	400,000	—	396,352
SPV Asset Facility II	550,000	550,000	—	543,713
SPV Asset Facility III	500,000	300,000	200,000	294,995
2023 Notes(5)	150,000	150,000	—	146,633

Total Debt	$3,100,000	$2,591,643	$495,844	$2,567,717

(1)
The amount available reflects any limitations related to each credit facility's borrowing base.

(2)
The carrying value of the Company's Subscription Credit Facility, Revolving Credit Facility, SPV Asset Facility I, SPV Asset Facility II, SPV Asset Facility III and the 2023 Notes are presented net of deferred unamortized debt issuance costs of $1.2 million, $4.4 million, $3.6 million, $6.3 million, $5.0 million and $1.8 million, respectively.

(3)
The amount available is reduced by $12.5 million of outstanding letters of credit.

(4)
Excludes the unrealized translation gain (loss) on borrowings denominated in foreign currencies.

(5)
Inclusive of change in fair value of effective hedge.

Owl Rock Capital Corporation

Notes to Consolidated Financial Statements (Continued)

Note 6. Debt (Continued)

	December 31, 2017
($ in thousands)	Aggregate Principal Committed	Outstanding Principal	Amount Available(1)	Net Carrying Value(2)
Subscription Credit Facility(3)	$900,000	$393,500	$502,711	$390,415
Revolving Credit Facility	400,000	—	400,000	(3,044)
SPV Asset Facility I	400,000	400,000	—	395,463
2023 Notes(4)	150,000	138,500	11,500	136,598

Total Debt	$1,850,000	$932,000	$914,211	$919,432

(1)
The amount available reflects any limitations related to each credit facility's borrowing base.

(2)
The carrying value of the Company's Subscription Credit Facility, Revolving Credit Facility, SPV Asset Facility I and the 2023 Notes are presented net of deferred unamortized debt issuance costs of $3.1 million, $3.0 million, $4.6 million, and $1.9 million, respectively.

(3)
The amount available is reduced by $3.8 million of outstanding letters of credit.

(4)
Amounts available were issued January 30, 2018.

        For the years ended December 31, 2018, 2017 and 2016, the components of interest expense were as follows:

	For the Years Ended December 31,
($ in thousands)	2018	2017	2016
Interest expense	$71,441	$21,964	$2,342
Amortization of debt issuance costs	5,333	2,616	416

Total Interest Expense	$76,774	$24,580	$2,758

Average interest rate	4.27%	2.85%	2.31%
Average daily borrowings	$1,649,191	$688,321	$222,810

  Subscription Credit Facility

        On August 1, 2016, the Company entered into a subscription credit facility (as amended, the "Subscription Credit Facility") with Wells Fargo Bank, National Association ("Wells Fargo"), as administrative agent (the "Administrative Agent") and letter of credit issuer, and Wells Fargo, State Street Bank and Trust Company and the banks and financial institutions from time to time party thereto, as lenders.

        The Subscription Credit Facility permitted the Company to borrow up to $250 million, subject to availability under the "Borrowing Base". The Borrowing Base is calculated based on the unused Capital Commitments of the investors meeting various eligibility requirements above certain concentration limits based on investors' credit ratings. The Original Subscription Credit Facility also included a provision permitting the Company to increase the size of the facility on or before August 1, 2017 up to a maximum principal amount not exceeding $500 million, subject to customary conditions, and included

Owl Rock Capital Corporation

Notes to Consolidated Financial Statements (Continued)

Note 6. Debt (Continued)

a further provision permitting the Company to increase the size of the facility under certain circumstances up to a maximum principal amount not exceeding $750 million, if the existing or new lenders agreed to commit to such further increase.

        On September 14, 2016, the Company increased the size of the facility to a total of $300 million. On September 26, 2016, the Company increased the size of the facility to a total of $500 million. On January 4, 2017, the Company increased the size of the facility to a total of $575 million. On March 13, 2017, the Company increased the size of the facility to a total of $700 million.

        On November 2, 2017, the Company amended the Subscription Credit Facility pursuant to a first amendment to revolving credit agreement, which, among other things: (i) increased the size of the facility to a total of $750 million and (ii) amended the accordion feature to permit the Company to increase the commitments under the Subscription Credit Facility under certain circumstances up to a maximum principal amount of $900 million, if the existing or new lenders agreed to commit to such further increase. On November 2, 2017, the Company temporarily increased the size of the facility to $850 million. On December 1, 2017, the Company increased the size of the Subscription Credit Facility to a total of $900 million.

        Borrowings under the Subscription Credit Facility bear interest, at the Company's election at the time of drawdown, at a rate per annum equal to (i) in the case of LIBOR rate loans, an adjusted LIBOR rate for the applicable interest period plus 1.60% or (ii) in the case of reference rate loans, the greatest of (A) a prime rate plus 0.60%, (B) the federal funds rate plus 1.10%, and (C) one-month LIBOR plus 1.60%. Loans may be converted from one rate to another at any time at the Company's election, subject to certain conditions. The Company also will pay an unused commitment fee of 0.25% per annum on the unused commitments.

        The Subscription Credit Facility will mature upon the earliest of (i) the date three (3) years from August 1, 2016; (ii) the date upon which the Administrative Agent declares the obligations under the Credit Facility due and payable after the occurrence of an event of default; (iii) forty-five (45) days prior to the scheduled termination of the commitment period under the Company's Subscription Agreements (as defined below); (iv) forty-five (45) days prior to the date of any listing of the Company's common stock on a national securities exchange; (v) the termination of the commitment period under the Company's Subscription Agreements (if earlier than the scheduled date); and (vi) the date the Company terminates the commitments pursuant to the Subscription Credit Facility.

        The Subscription Credit Facility is secured by a perfected first priority security interest in the Company's right, title, and interest in and to the capital commitments of the Company's private investors, including the Company's right to make capital calls, receive and apply capital contributions, enforce remedies and claims related thereto together with capital call proceeds and related rights, and a pledge of the collateral account into which capital call proceeds are deposited.

        The Subscription Credit Facility contains customary covenants, including certain limitations on the incurrence by the Company of additional indebtedness and on the Company's ability to make distributions to its shareholders, or redeem, repurchase or retire shares of stock, upon the occurrence of certain events, and customary events of default (with customary cure and notice provisions).

        Transfers of interests in the Company by shareholders must comply with certain sections of the Subscription Credit Facility and the Company shall notify the Administrative Agent before such transfers take place. Such transfers may trigger mandatory prepayment obligations.

Owl Rock Capital Corporation

Notes to Consolidated Financial Statements (Continued)

Note 6. Debt (Continued)

  Revolving Credit Facility

        On February 1, 2017, the Company entered into a senior secured revolving credit agreement (the "Original Revolving Credit Facility"). On June 21, 2018, the Company amended the Senior Secured Revolving Credit Agreement (the "Amendment," and the Original Revolving Credit Facility as amended by that certain First Amendment to Senior Secured Revolving Credit Agreement, dated as of July 17, 2017, the First Omnibus Amendment to Senior Secured Revolving Credit Agreement and Guarantee and Security Agreement, dated as of March 29, 2018 and the Amendment, the "Revolving Credit Facility"). The parties to the Revolving Credit Facility include the Company, as Borrower, the lenders from time to time parties thereto (each a "Lender" and collectively, the "Lenders") and SunTrust Robinson Humphrey, Inc. and ING Capital LLC as Joint Lead Arrangers and Joint Book Runners, SunTrust Bank as Administrative Agent and ING Capital LLC as Syndication Agent.

        The Revolving Credit Facility is guaranteed by OR Lending LLC, a subsidiary of the Company, and will be guaranteed by certain domestic subsidiaries of the Company that are formed or acquired by the Company in the future (collectively, the "Guarantors"). Proceeds of the Revolving Credit Facility may be used for general corporate purposes, including the funding of portfolio investments.

        The maximum principal amount of the Revolving Credit Facility is $600 million (increased from $590 million on June 21, 2018), subject to availability under the borrowing base, which is based on the Company's portfolio investments and other outstanding indebtedness. Maximum capacity under the Revolving Credit Facility may be increased to $1.25 billion (increased from $750 million pursuant to the First Omnibus Amendment to the Revolving Credit Facility) through the exercise by the Borrower of an uncommitted accordion feature through which existing and new lenders may, at their option, agree to provide additional financing. The Revolving Credit Facility includes a $50 million limit for swingline loans and is secured by a perfected first-priority interest in substantially all of the portfolio investments held by the Company and each Guarantor, subject to certain exceptions.

        The availability period under the Revolving Credit Facility will terminate on March 29, 2022 ("Revolving Credit Facility Commitment Termination Date") and the Revolving Credit Facility will mature on March 29, 2023 ("Revolving Credit Facility Maturity Date"). During the period from the Revolving Credit Facility Commitment Termination Date to the Revolving Credit Facility Maturity Date, the Company will be obligated to make mandatory prepayments under the Revolving Credit Facility out of the proceeds of certain asset sales and other recovery events and equity and debt issuances.

        The Company may borrow amounts in U.S. dollars or certain other permitted currencies. Amounts drawn under the Revolving Credit Facility will bear interest at either LIBOR plus 2.00% (decreased from 2.25% pursuant to the Amendment), or the prime rate plus 1.00% (decreased from 1.25% pursuant to the Amendment). The Company may elect either the LIBOR or prime rate at the time of drawdown, and loans may be converted from one rate to another at any time at the Company's option, subject to certain conditions. The Company also pays a fee of 0.375% on undrawn amounts under the Revolving Credit Facility.

        The Revolving Credit Facility includes customary covenants, including certain limitations on the incurrence by the Company of additional indebtedness and on the Company's ability to make distributions to its shareholders, or redeem, repurchase or retire shares of stock, upon the occurrence

Owl Rock Capital Corporation

Notes to Consolidated Financial Statements (Continued)

Note 6. Debt (Continued)

of certain events and certain financial covenants related to asset coverage and liquidity and other maintenance covenants, as well as customary events of default.

  SPV Asset Facilities

  SPV Asset Facility I

        On December 21, 2017 (the "SPV Asset Facility I Closing Date"), ORCC Financing LLC ("ORCC Financing"), a Delaware limited liability company and subsidiary of the Company, entered into a Loan and Servicing Agreement (as amended, the "SPV Asset Facility I"), with ORCC Financing as Borrower, the Company as Transferor and Servicer, the lenders from time to time parties thereto (the "SPV Lenders"), Morgan Stanley Asset Funding Inc. as Administrative Agent, State Street Bank and Trust Company as Collateral Agent and Cortland Capital Market Services LLC as Collateral Custodian.

        From time to time, the Company sells and contributes certain investments to ORCC Financing pursuant to a Sale and Contribution Agreement by and between the Company and ORCC Financing. No gain or loss is recognized as a result of the contribution. Proceeds from the SPV Asset Facility I are used to finance the origination and acquisition of eligible assets by ORCC Financing, including the purchase of such assets from the Company. The Company retains a residual interest in assets contributed to or acquired by ORCC Financing through our ownership of ORCC Financing. The maximum principal amount of the SPV Asset Facility I is $400 million; the availability of this amount is subject to a borrowing base test, which is based on the value of ORCC Financing's assets from time to time, and satisfaction of certain conditions, including certain concentration limits.

        The SPV Asset Facility I provides for the ability to draw and redraw amounts under the SPV Asset Facility I for a period of up to three years after the SPV Asset Facility I Closing Date (the "SPV Asset Facility I Commitment Termination Date"). Unless otherwise terminated, the SPV Asset Facility I will mature on December 21, 2022 (the "SPV Asset Facility I Maturity Date"). Prior to the SPV Asset Facility I Maturity Date, proceeds received by ORCC Financing from principal and interest, dividends, or fees on assets must be used to pay fees, expenses and interest on outstanding borrowings, and the excess may be returned to the Company, subject to certain conditions. On the SPV Asset Facility I Maturity Date, ORCC Financing must pay in full all outstanding fees and expenses and all principal and interest on outstanding borrowings, and the excess may be returned to the Company.

        Amounts drawn will bear interest at LIBOR plus a spread of 2.25% until the six-month anniversary of the SPV Asset Facility I Closing Date, increasing to 2.50% thereafter, until the SPV Asset Facility I Commitment Termination Date. After the SPV Asset Facility I Commitment Termination Date, amounts drawn will bear interest at LIBOR plus a spread of 2.75%, increasing to 3.00% on the first anniversary of the SPV Asset Facility I Commitment Termination Date. After a ramp-up period, there is an unused fee of 0.75% per annum on the amount, if any, by which the undrawn amount under the SPV Asset Facility I exceeds 25% of the maximum principal amount of the SPV Asset Facility I. The SPV Asset Facility I contains customary covenants, including certain financial maintenance covenants, limitations on the activities of ORCC Financing, including limitations on incurrence of incremental indebtedness, and customary events of default. The SPV Asset Facility I is secured by a perfected first priority security interest in the assets of ORCC Financing and on any payments received by ORCC Financing in respect of those assets. Assets pledged to the SPV Lenders will not be available to pay the debts of the Company.

Owl Rock Capital Corporation

Notes to Consolidated Financial Statements (Continued)

Note 6. Debt (Continued)

  SPV Asset Facility II

        On May 22, 2018 (the "SPV Asset Facility II Closing Date"), ORCC Financing II LLC ("ORCC Financing II"), a Delaware limited liability company and subsidiary of the Company, entered into a Credit Agreement (as amended, the "SPV Asset Facility II"), with ORCC Financing II, as Borrower, the lenders from time to time parties thereto (the "SPV Asset Facility II Lenders"), Natixis, New York Branch, as Administrative Agent, State Street Bank and Trust Company, as Collateral Agent, and Cortland Capital Market Services LLC as Document Custodian. On October 10, 2018 (the "SPV Asset Facility II Amendment Date"), the parties to the SPV Asset Facility II and new lenders amended the SPV Asset Facility II to increase the maximum principal amount of the SPV Asset Facility II to $550 million, extend the period of availability of the term and revolving loans under the SPV Asset Facility II and the stated maturity of the SPV Asset Facility II.

        From time to time, the Company sells and contributes certain investments to ORCC Financing II pursuant to a sale and contribution agreement by and between the Company and ORCC Financing II. No gain or loss will be recognized as a result of the contribution. Proceeds from the SPV Asset Facility II will be used to finance the origination and acquisition of eligible assets by ORCC Financing II, including the purchase of such assets from the Company. The Company retains a residual interest in assets contributed to or acquired by ORCC Financing II through the Company's ownership of ORCC Financing II. The maximum principal amount of the SPV Asset Facility II increased from $250 million to $550 million; the availability of this amount is subject to an overcollateralization ratio test, which is based on the value of ORCC Financing II's assets from time to time, and satisfaction of certain conditions, including an interest coverage ratio test, certain concentration limits and collateral quality tests.

        The SPV Asset Facility II provides for the ability to (1) draw term loans and (2) draw and redraw revolving loans under the SPV Asset Facility II for a period of up to two years after the SPV Asset Facility II Amendment Date unless the revolving commitments are terminated or converted to term loans sooner as provided in the SPV Asset Facility II (the "SPV Asset Facility II Commitment Termination Date"). Unless otherwise terminated, the SPV Asset Facility II will mature on October 10, 2026 (the "Stated Maturity"). Prior to the Stated Maturity, proceeds received by ORCC Financing II from principal and interest, dividends, or fees on assets must be used to pay fees, expenses and interest on outstanding borrowings, and the excess may be returned to the Company, subject to certain conditions. On the Stated Maturity, ORCC Financing II must pay in full all outstanding fees and expenses and all principal and interest on outstanding borrowings, and the excess may be returned to the Company.

        Amounts drawn bear interest at LIBOR (or, in the case of certain lenders that are commercial paper conduits, the lower of their cost of funds and LIBOR plus 0.25%) plus a spread of 2.25% increasing to 2.50% following the six-month anniversary of the SPV Asset Facility II Closing Date. From the SPV Asset Facility II Closing Date to the SPV Asset Facility II Commitment Termination Date, there is a commitment fee ranging from 0.50% to 1.00% per annum on the undrawn amount, if any, of the revolving commitments in the SPV Asset Facility II. The SPV Asset Facility II contains customary covenants, including certain financial maintenance covenants, limitations on the activities of ORCC Financing II, including limitations on incurrence of incremental indebtedness, and customary events of default. The SPV Asset Facility II is secured by a perfected first priority security interest in the assets of ORCC Financing II and on any payments received by ORCC Financing II in respect of

Owl Rock Capital Corporation

Notes to Consolidated Financial Statements (Continued)

Note 6. Debt (Continued)

those assets. Assets pledged to the SPV Asset Facility II Lenders will not be available to pay the debts of the Company.

  SPV Asset Facility III

        On December 14, 2018 (the "SPV Asset Facility III Closing Date"), ORCC Financing III LLC ("ORCC Financing III"), a Delaware limited liability company and newly formed subsidiary of the Company, entered into a Loan Financing and Servicing Agreement (the "SPV Asset Facility III"), with ORCC Financing III, as borrower, the Company, as equityholder and services provider, the lenders from time to time parties thereto (the "SPV Lenders III"), Deutsche Bank AG, New York Branch, as Facility Agent, State Street Bank and Trust Company, as Collateral Agent and Cortland Capital Market Services LLC, as Collateral Custodian.

        From time to time, the Company expects to sell and contribute certain loan assets to ORCC Financing III pursuant to a Sale and Contribution Agreement by and between the Company and ORCC Financing III. No gain or loss will be recognized as a result of the contribution. Proceeds from the SPV Asset Facility III will be used to finance the origination and acquisition of eligible assets by ORCC Financing III, including the purchase of such assets from the Company. We retain a residual interest in assets contributed to or acquired by ORCC Financing III through our ownership of ORCC Financing III. The maximum principal amount of the SPV Asset Facility III is $500 million; the availability of this amount is subject to a borrowing base test, which is based on the value of ORCC Financing III's assets from time to time, and satisfaction of certain conditions, including interest spread and weighted average coupon tests, certain concentration limits and collateral quality tests.

        The SPV Asset Facility III provides for the ability to borrow, reborrow, repay and prepay advances under the SPV Asset Facility III for a period of up to three years after the SPV Asset Facility III Closing Date unless such period is extended or accelerated under the terms of the SPV Asset Facility III (the "SPV Asset Facility III Revolving Period"). Unless otherwise extended, accelerated or terminated under the terms of the SPV Asset Facility III, the SPV Asset Facility III will mature on the date that is two years after the last day of the SPV Asset Facility III Revolving Period (the "SPV Asset Facility III Stated Maturity"). Prior to the SPV Asset Facility III Stated Maturity, proceeds received by ORCC Financing III from principal and interest, dividends, or fees on assets must be used to pay fees, expenses and interest on outstanding advances, and the excess may be returned to the Company, subject to certain conditions. On the SPV Asset Facility III Stated Maturity, ORCC Financing III must pay in full all outstanding fees and expenses and all principal and interest on outstanding advances, and the excess may be returned to the Company.

        Amounts drawn bear interest at LIBOR (or, in the case of certain SPV Lenders III that are commercial paper conduits, the lower of (a) their cost of funds and (b) LIBOR, such LIBOR not to be lower than zero) plus a spread equal to 2.20% per annum, which spread will increase (a) on and after the end of the SPV Asset Facility III Revolving Period by 0.15% per annum if no event of default has occurred and (b) by 2.00% per annum upon the occurrence of an event of default (such spread, the "Applicable Margin"). LIBOR may be replaced as a base rate under certain circumstances. During the Revolving Period, ORCC Financing III will pay an undrawn fee ranging from 0.25% to 0.50% per annum on the undrawn amount, if any, of the revolving commitments in the SPV Asset Facility III. During the Revolving Period, if the undrawn commitments are in excess of a certain portion (initially 50% and increasing to 75%) of the total commitments under the SPV Asset Facility III, ORCC

Owl Rock Capital Corporation

Notes to Consolidated Financial Statements (Continued)

Note 6. Debt (Continued)

Financing III will also pay a make-whole fee equal to the Applicable Margin multiplied by such excess undrawn commitment amount, reduced by the undrawn fee payable on such excess. The SPV Asset Facility III contains customary covenants, including certain financial maintenance covenants, limitations on the activities of ORCC Financing III, including limitations on incurrence of incremental indebtedness, and customary events of default. The SPV Asset Facility III is secured by a perfected first priority security interest in the assets of ORCC Financing III and on any payments received by ORCC Financing III in respect of those assets. Assets pledged to the SPV Asset Facility III Lenders will not be available to pay the debts of the Company.

  Unsecured Notes

  2023 Notes

        On December 21, 2017, the Company entered into a Note Purchase Agreement governing the issuance of $150 million in aggregate principal amount of unsecured notes (the "2023 Notes") to institutional investors in a private placement. The issuance of $138.5 million of the 2023 Notes occurred on December 21, 2017, and $11.5 million of the 2023 Notes were issued in January 2018. The 2023 Notes have a fixed interest rate of 4.75% and are due on June 21, 2023. Interest on the 2023 Notes will be due semiannually. This interest rate is subject to increase (up to a maximum interest rate of 5.50%) in the event that, subject to certain exceptions, the 2023 Notes cease to have an investment grade rating. The Company is obligated to offer to repay the 2023 Notes at par if certain change in control events occur. The 2023 Notes are general unsecured obligations of the Company that rank pari passu with all outstanding and future unsecured unsubordinated indebtedness issued by the Company.

        The Note Purchase Agreement for the 2023 Notes contains customary terms and conditions for unsecured notes issued in a private placement, including, without limitation, affirmative and negative covenants such as information reporting, maintenance of the Company's status as a BDC within the meaning of the 1940 Act and a RIC under the Code, minimum shareholders equity, minimum asset coverage ratio and prohibitions on certain fundamental changes at the Company or any subsidiary guarantor, as well as customary events of default with customary cure and notice, including, without limitation, nonpayment, misrepresentation in a material respect, breach of covenant, cross-default under other indebtedness of the Company or certain significant subsidiaries, certain judgments and orders, and certain events of bankruptcy.

        The 2023 Notes were offered in reliance on Section 4(a)(2) of the Securities Act. The 2023 Notes have not been registered under the Securities Act or any state securities laws and, unless so registered, may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act as applicable.

        In connection with the offering of the 2023 Notes, on December 21, 2017 the Company entered into an interest rate swap to continue to align the interest rates of its liabilities with its investment portfolio, which consists predominately of floating rate loans. The notional amount of the interest rate swap is $150 million. The Company will receive fixed rate interest semi-annually at 4.75% and pay variable rate interest monthly based on 1-month LIBOR plus 2.545%. The interest rate swap matures on December 21, 2021. For the year ended December 31, 2018, the Company made periodic payments totaling $6.8 million. Pursuant to ASC 815 Derivatives and Hedging, the interest expense related to the 2023 Notes is offset by the proceeds received from the interest rate swap. The swap adjusted interest expense is included as a component of interest expense on the Company's Consolidated Statements of

Owl Rock Capital Corporation

Notes to Consolidated Financial Statements (Continued)

Note 6. Debt (Continued)

Operations. As of December 31, 2018, the interest rate swap had a fair value of $(1.6) million and is included as a component of accrued expenses and other liabilities on the Company's Consolidated Statements of Assets and Liabilities. The change in fair value of the interest rate swap is equally offset by the change in fair value of the 2023 Notes.

Note 7. Commitments and Contingencies

  Portfolio Company Commitments

        From time to time, the Company may enter into commitments to fund investments. As of December 31, 2018 and 2017, the Company had the following outstanding commitments to fund investments in current portfolio companies:

Portfolio Company	Investment	December 31, 2018	December 31, 2017
($ in thousands)
Accela, Inc.	First lien senior secured revolving loan	$3,284	$4,245
AmSpec Services Inc.	First lien senior secured revolving loan	12,084	—
Aramsco, Inc.	First lien senior secured revolving loan	7,820	—
Associations, Inc.	First lien senior secured delayed draw term loan	37,226	—
Associations, Inc.	First lien senior secured revolving loan	11,543	—
Black Mountain Sand Eagle Ford LLC	First lien senior secured delayed draw term loan	40,500	—
Brigham Minerals, LLC	First lien senior secured delayed draw term loan	23,000	—
Brigham Minerals, LLC	First lien senior secured revolving loan	9,200	—
Carolina Beverage Group (fka Cold Spring Brewing Company)	First lien senior secured revolving loan	2,684	—
Cheese Acquisition, LLC	First lien senior secured delayed draw term loan	111,740	—
Cheese Acquisition, LLC	First lien senior secured revolving loan	16,364	—
CM7 Restaurant Holdings, LLC	First lien senior secured delayed draw term loan	7,155	—
CM7 Restaurant Holdings, LLC	First lien senior secured delayed draw term loan	2,003	—
Covenant Surgical Partners, Inc.	First lien senior secured delayed draw term loan	75,000	—
Discovery DJ Services, LLC (dba Discovery Midstream Partners)	First lien senior secured revolving loan	—	2,760
Discovery DJ Services, LLC (dba Discovery Midstream Partners)	First lien senior secured delayed draw term loan	—	30,359
Douglas Products and Packaging Company LLC	First lien senior secured revolving loan	9,083	—

Owl Rock Capital Corporation

Notes to Consolidated Financial Statements (Continued)

Note 7. Commitments and Contingencies (Continued)

Portfolio Company	Investment	December 31, 2018	December 31, 2017
($ in thousands)
Endries Acquisition, Inc.	First lien senior secured delayed draw term loan	62,550	—
Endries Acquisition, Inc.	First lien senior secured revolving loan	20,250	—
Galls, LLC	First lien senior secured revolving loan	11,444	—
Galls, LLC	First lien senior secured delayed draw term loan	31,718	—
GC Agile Holdings Limited (dba Apex Fund Services)	First lien senior secured delayed draw term loan	36,038	—
GC Agile Holdings Limited (dba Apex Fund Services)	First lien senior secured multi-draw term loan	18,019	7,782
GC Agile Holdings Limited (dba Apex Fund Services)	First lien senior secured revolving loan	10,386	1,946
Genesis Acquisition Co. (dba Procare Software)	First lien senior secured delayed draw term loan	4,745	—
Genesis Acquisition Co. (dba Procare Software)	First lien senior secured revolving loan	2,637	—
Gerson Lehrman Group, Inc.	First lien senior secured revolving loan	23,415	—
Hometown Food Company	First lien senior secured revolving loan	4,235	—
Ideal Tridon Holdings, Inc.	First lien senior secured revolving loan	1,254	3,857
IQN Holding Corp. (dba Beeline)	First lien senior secured revolving loan	15,532	—
KSLB Holdings, LLC (dba Sara Lee Frozen Bakery)	First lien senior secured revolving loan	7,800	—
Lightning Midco, LLC (dba Vector Solutions)	First lien senior secured delayed draw term loan	19,348	—
Lightning Midco, LLC (dba Vector Solutions)	First lien senior secured revolving loan	13,362	—
LineStar Integrity Services LLC	First lien senior secured delayed draw term loan	25,833	—
Lytx, Inc.	First lien senior secured revolving loan	2,033	2,013
Manna Development Group, LLC	First lien senior secured revolving loan	3,469	—
Mavis Tire Express Services Corp.	Second lien senior secured delayed draw term loan	23,456	—
Motus, LLC and Runzheimer International LLC	First lien senior secured revolving loan	5,481	—
NMI Acquisitionco, Inc. (dba Network Merchants)	First lien senior secured revolving loan	220	646
PetVet Care Centers, LLC	First lien senior secured delayed draw term loan	—	4,981

Owl Rock Capital Corporation

Notes to Consolidated Financial Statements (Continued)

Note 7. Commitments and Contingencies (Continued)

Portfolio Company	Investment	December 31, 2018	December 31, 2017
($ in thousands)
Professional Plumbing Group, Inc.	First lien senior secured revolving loan	6,200	—
QC Supply, LLC	First lien senior secured delayed draw term loan	—	14,078
QC Supply, LLC	First lien senior secured revolving loan	497	2,981
SABA Software, Inc.	First lien senior secured revolving loan	—	4,950
Swipe Acquisition Corporation (dba PLI)	First lien senior secured delayed draw term loan	12,931	—
TC Holdings, LLC (dba TrialCard)	First lien senior secured delayed draw term loan	24,248	24,248
TC Holdings, LLC (dba TrialCard)	First lien senior secured revolving loan	4,194	5,034
Trader Interactive, LLC (fka Dominion Web Solutions, LLC)	First lien senior secured revolving loan	6,387	5,769
Troon Golf, L.L.C.	First lien senior secured revolving loan	14,426	14,426
TSB Purchaser, Inc. (dba Teaching Strategies, Inc.)	First lien senior secured revolving loan	4,239	—
Ultimate Baked Goods Midco, LLC	First lien senior secured revolving loan	5,082	—

Total Unfunded Portfolio Company Commitments		$790,115	$130,075

        The Company maintains sufficient capacity to cover outstanding unfunded portfolio company commitments that the Company may be required to fund.

  Other Commitments and Contingencies

        As of December 31, 2018, the Company had $5.5 billion in total Capital Commitments from investors ($2.4 billion undrawn), of which $112.4 million is from executives of the Adviser ($47.9 million undrawn). These undrawn Capital Commitments will no longer remain in effect following the completion of an initial public offering of the Company's common stock.

        As of December 31, 2017, the Company had $5.1 billion in total Capital Commitments from investors ($3.7 billion undrawn), of which $112.4 million is from executives of the Adviser ($63.5 million undrawn). These undrawn Capital Commitments will no longer remain in effect following the completion of an initial public offering of the Company's common stock.

        From time to time, the Company may become a party to certain legal proceedings incidental to the normal course of its business. At December 31, 2018, management was not aware of any pending or threatened litigation.

  2023 Notes

        As of December 31, 2017, $11.5 million of the 2023 Notes remained outstanding, which were subsequently issued in January 2018.

Owl Rock Capital Corporation

Notes to Consolidated Financial Statements (Continued)

Note 8. Net Assets

  Subscriptions and Drawdowns

        In connection with its formation, the Company has the authority to issue 500,000,000 common shares at $0.01 per share par value.

        On March 1, 2016, the Company issued 100 common shares for $1,500 to the Adviser.

        The Company has entered into subscription agreements (the "Subscription Agreements") with investors providing for the private placement of the Company's common shares. Under the terms of the Subscription Agreements, investors are required to fund drawdowns to purchase the Company's common shares up to the amount of their respective Capital Commitment on an as-needed basis each time the Company delivers a drawdown notice to its investors.

        During the year ended December 31, 2018, the Company delivered the following capital call notices to investors:

Capital Drawdown Notice Date	Common Share Issuance Date	Number of Common Shares Issued	Aggregate Offering Price ($ in millions)
November 28, 2018	December 11, 2018	22,446,698	$349.9
September 21, 2018	October 4, 2018	9,803,922	150.0
August 7, 2018	August 20, 2018	19,404,916	300.0
July 24, 2018	August 6, 2018	9,733,940	150.0
July 10, 2018	July 23, 2018	13,053,380	200.0
June 14, 2018	June 27, 2018	12,901,364	200.0
April 5, 2018	April 18, 2018	13,149,244	200.0
March 5, 2018	March 16, 2018	11,347,030	175.0

Total		$111,840,494	$1,724.9

        On January 30, 2019, the Company delivered a capital drawdown notice to its investors relating to the sale of approximately 29,411,765 shares of the Company's common stock, par value $0.01 per share, expected to close on or about February 12, 2019, for an aggregate offering price of $450.0 million.

        During the year ended December 31, 2017, the Company delivered the following capital call notices to investors:

Capital Drawdown Notice Date	Common Share Issuance Date	Number of Common Shares Issued	Aggregate Offering Price ($ in millions)
November 1, 2017	November 15, 2017	11,527,619	$175.0
September 15, 2017	September 28, 2017	9,813,875	149.9
August 23, 2017	September 6, 2017	3,297,331	50.0
May 26, 2017	June 9, 2017	9,966,777	150.0
May 11, 2017	May 24, 2017	8,350,033	125.0
April 14, 2017	April 28, 2017	6,600,659	100.0

Total		49,556,294	$749.9

Owl Rock Capital Corporation

Notes to Consolidated Financial Statements (Continued)

Note 8. Net Assets (Continued)

        During the year ended December 31, 2016, the Company delivered the following capital call notices to investors:

Capital Drawdown Notice Date	Common Share Issuance Date	Number of Common Shares Issued	Aggregate Offering Price ($ in millions)
December 13, 2016	December 27, 2016	13,457,603	$200.0
September 16, 2016	September 29, 2016	2,751,029	40.0
June 16, 2016	June 29, 2016	5,244,760	75.0
May 26, 2016	June 10, 2016	20,979,021	300.0
March 30, 2016	April 12, 2016	17,214	0.3
March 17, 2016	March 30, 2016	3,333,344	50.0

Total		45,782,971	$665.3

  Distributions

        On February 27, 2019, the Board declared a distribution of 90% of estimated first quarter taxable income and net capital gains, if any, for shareholders of record on March 31, 2019, payable on or before May 15, 2019.

        The following table reflects the distributions declared on shares of the Company's common stock during the year ended December 31, 2018:

	December 31, 2018
Date Declared	Record Date	Payment Date	Distribution per Share
November 6, 2018	December 31, 2018	January 31, 2019	$0.36
August 7, 2018	September 30, 2018	November 15, 2018	$0.39
June 22, 2018	June 30, 2018	August 15, 2018	$0.34
March 2, 2018	March 31, 2018	April 30, 2018	$0.33

        The following table reflects the distributions declared on shares of the Company's common stock during the year ended December 31, 2017:

	December 31, 2017
Date Declared	Record Date	Payment Date	Distribution per Share
November 7, 2017	December 31, 2017	January 31, 2018	$0.34
November 7, 2017	November 7, 2017	November 14, 2017	$0.32
August 8, 2017	August 8, 2017	August 15, 2017	$0.26
May 9, 2017	May 9, 2017	May 15, 2017	$0.24
March 7, 2017	March 7, 2017	March 15, 2017	$0.19

        The following table reflects the distributions declared on shares of the Company's common stock during the year ended December 31, 2016:

	December 31, 2016
Date Declared	Record Date	Payment Date	Distribution per Share
November 8, 2016	November 15, 2016	November 30, 2016	$0.06

Owl Rock Capital Corporation

Notes to Consolidated Financial Statements (Continued)

Note 8. Net Assets (Continued)

  Dividend Reinvestment

        With respect to distributions, the Company has adopted an "opt out" dividend reinvestment plan for common shareholders. As a result, in the event of a declared distribution, each shareholder that has not "opted out" of the dividend reinvestment plan will have their dividends or distributions automatically reinvested in additional shares of our common stock rather than receiving cash distributions. Shareholders who receive distributions in the form of shares of common stock will be subject to the same U.S. federal, state and local tax consequences as if they received cash distributions.

        The following table reflects the common stock issued pursuant to the dividend reinvestment plan during the year ended December 31, 2018:

Date Declared	Record Date	Payment Date	Shares
August 7, 2018	September 30, 2018	November 15, 2018	2,323,165
June 22, 2018	June 30, 2018	August 15, 2018	1,539,516
March 2, 2018	March 31, 2018	April 30, 2018	1,310,272
November 7, 2017	December 31, 2017	January 31, 2018	1,231,796

        The following table reflects the common stock issued pursuant to the dividend reinvestment plan during the year ended December 31, 2017:

Date Declared	Record Date	Payment Date	Shares
November 7, 2017	November 7, 2017	November 14, 2017	1,018,085
August 8, 2017	August 8, 2017	August 15, 2017	776,833
May 9, 2017	May 9, 2017	May 15, 2017	504,892
March 7, 2017	March 7, 2017	March 15, 2017	270,178

        The following table reflects the common stock issued pursuant to the dividend reinvestment plan during the year ended December 31, 2016:

Date Declared	Record Date	Payment Date	Shares
November 8, 2016	November 15, 2016	November 30, 2016	50,242

  Repurchase Offers

        During the year ended December 31, 2018, the Company did not make an offer to repurchase issued and outstanding shares.

        During the year ended December 31, 2017, the Company offered to repurchase up to $50 million of issued and outstanding shares of common stock at a purchase price of $15.09 per share. The offer to repurchase commenced on March 15, 2017 and expired on April 11, 2017. No shares were repurchased in connection with the repurchase offer.

        During the year ended December 31, 2016, the Company did not make an offer to repurchase issued and outstanding shares.

Owl Rock Capital Corporation

Notes to Consolidated Financial Statements (Continued)

Note 9. Earnings Per Share

        The following table sets forth the computation of basic and diluted earnings per common share for the years ended December 31, 2018, 2017 and 2016:

	Years Ended December 31,
($ in thousands, except per share amounts)	2018	2017	2016
Increase (decrease) in net assets resulting from operations	$202,243	$103,740	$16,637
Weighted average shares of common stock outstanding—basic and diluted	146,422,371	67,082,905	21,345,191
Earnings per common share—basic and diluted	$1.38	$1.55	$0.78

Note 10. Income Taxes.

        Taxable income generally differs from increase in net assets resulting from operations due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized gains or losses, as unrealized gains or losses are generally not included in taxable income until they are realized.

        The Company makes certain adjustments to the classification of net assets as a result of permanent book-to-tax differences, which include differences in the book and tax basis of certain assets and liabilities, and nondeductible federal taxes or losses among other items. To the extent these differences are permanent, they are charged or credited to additional paid in capital, or total distributable earnings (losses), as appropriate.

        The following reconciles the increase in net assets resulting from operations for the fiscal years ended December 31, 2018, 2017 and 2016 to undistributed taxable income at December 31, 2018, 2017 and 2016, respectively:

	Years Ended December 31,
($ in millions)	2018(1)	2017	2016
Increase in net assets resulting from operations	$202.2	$103.7	$16.6
Adjustments:
Net unrealized (gain) loss on investments	$43.6	$(9.2)	$(7.6)
Other income (loss) for tax purposes, not book	10.4	3.2	—
Deferred organization costs	(0.1)	(0.1)	1.1
Other book-tax differences	1.7	1.1	1.0

Taxable Income	$257.8	$98.7	$11.1

(1)
Tax information for the fiscal year ended December 31, 2018 is estimated and is not considered final until the Company files its tax return.

  For the year ended December 31, 2018

        Substantially all of the dividends declared during the year ended December 31, 2018 were derived from ordinary income, determined on a tax basis. Total distributions declared of $232.1 million

Owl Rock Capital Corporation

Notes to Consolidated Financial Statements (Continued)

Note 10. Income Taxes. (Continued)

consisted of approximately $231.9 million of ordinary income and $0.2 million of long-term capital gains. For the calendar year ended December 31, 2018 the Company had $28.8 million of undistributed ordinary income and $3.8 million of undistributed capital gains on a tax basis. For the year ended December 31, 2018, 89.3% of distributed ordinary income qualified as interest related dividend which is exempt from U.S. withholding tax applicable to non-U.S. shareholders.

        During the year ended December 31, 2018, the Company increased the total distributable earnings (losses) and decreased additional paid in capital. These permanent differences were principally related $0.6 million of non-deductible offering costs and $1.1 million attributable to U.S. federal excise taxes.

        As of December 31, 2018, the net estimated unrealized loss for U.S. federal income tax purposes was $41.2 million based on a tax cost basis of $5.8 billion. As of December 31, 2018, the estimated aggregate gross unrealized loss for U.S. federal income tax purposes was $62.2 million and the estimated aggregate gross unrealized gain for U.S. federal income tax purposes was $21.0 million.

  For the year ended December 31, 2017

        All distributions declared for the calendar year ended December 31, 2017 were characterized as ordinary income. For the calendar year ended December 31, 2017 the Company had $6.9 million of undistributed ordinary income and $0.2 million of undistributed capital gains on a tax basis. For the year ended December 31, 2017, 88.3% of distributed ordinary income qualified as interest related dividend which is exempt from U.S. withholding tax applicable to non-U.S. shareholders.

        During the year ended December 31, 2017, the Company increased the total distributable earnings (losses) and decreased additional paid in capital. These permanent differences were principally related to $0.9 million of recharacterization of prepayment penalties for tax purposes between ordinary income and capital gains, $0.8 million of non-deductible offering costs and $0.2 million attributable to U.S. federal excise taxes.

        The tax cost of the Company's investments at December 31, 2017 approximates their amortized cost.

  For the year ended December 31, 2016

        All distributions declared for the calendar year ended December 31, 2016 were characterized as ordinary income. For the calendar year ended December 31, 2016 the Company had $9.0 million of undistributed ordinary income on a tax basis. For the year ended December 31, 2016, 94.7% of distributed ordinary income qualified as interest related dividend which is exempt from U.S. withholding tax applicable to non-U.S. shareholders.

        During the year ended December 31, 2016, permanent differences were principally related to $0.6 million of non-deductible offering costs and $0.4 million attributable to U.S. federal excise taxes.

        The tax cost of the Company's investments at December 31, 2016 approximates their amortized cost.

Owl Rock Capital Corporation

Notes to Consolidated Financial Statements (Continued)

Note 11. Financial Highlights

        The following are the financial highlights for a common share outstanding during the years ended December 31, 2018, 2017 and 2016:

	For the Years Ended December 31,
($ in thousands, except share and per share amounts)	2018	2017	2016
Per share data:
Net asset value, beginning of period	$15.03	$14.85	$—
Net investment income(1)	1.68	1.40	0.42
Net realized and unrealized gain (loss)	(0.19)	0.13	0.36

Total from operations	1.49	1.53	0.78

Issuance of common shares	—	—	14.13
Distributions declared from net investment income(2)	(1.42)	(1.35)	(0.06)

Total increase in net assets	0.07	0.18	14.85

Net asset value, end of period	$15.10	$15.03	$14.85

Shares outstanding, end of period	216,204,837	97,959,595	45,833,313
Total Return(3)	10.2%	10.6%	(0.6)%
Ratios / Supplemental Data(4)
Ratio of total expenses to average net assets(5)	6.4%	6.3%	6.5%
Ratio of net investment income to average net assets(5)	10.9%	9.0%	2.9%
Net assets, end of period	$3,264,845	$1,472,579	$680,525
Weighted-average shares outstanding	146,422,371	67,082,905	21,345,191
Total capital commitments, end of period	$5,471,160	$5,067,680	$2,313,237
Ratio of total contributed capital to total committed capital, end of period	57.4%	27.9%	28.8%
Portfolio turnover rate	29.1%	30.8%	25.4%

(1)
The per share data was derived using the weighted average shares outstanding during the period.

(2)
The per share data was derived using actual shares outstanding at the date of the relevant transaction.

(3)
Total return is calculated as the change in net asset value ("NAV") per share during the period, plus distributions per share (assuming dividends and distributions, if any, are reinvested in accordance with the Company's dividend reinvestment plan), if any, divided by the beginning NAV per share.

(4)
Does not include expenses of investment companies in which the Company invests.

(5)
For the year ended December 31, 2016, the ratio reflects an annualized amount, except in the case of non-recurring expenses (e.g. initial organization expenses), as the Company commenced operations on March 3, 2016.

Owl Rock Capital Corporation

Notes to Consolidated Financial Statements (Continued)

Note 12. Selected Quarterly Financial Data (Unaudited)

	For the three months ended
(amounts in thousands, except share and per share data)	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018
Investment income	$65,444	$86,100	$110,485	$126,829
Net expenses	$26,767	$33,759	$38,877	$43,933

Net investment income (loss)	$38,677	$52,341	$71,608	$82,896
Net realized and unrealized gains (losses)	$5,599	$(1,626)	$718	$(47,970)

Increase (decrease) in net assets resulting from operations	$44,276	$50,715	$72,326	$34,926
Net asset value per share as of the end of the quarter	$15.14	$15.21	$15.27	$15.10
Earnings (losses) per share—basic and diluted	$0.44	$0.41	$0.44	$0.18

	For the three months ended
(amounts in thousands, except share and per share data)	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017
Investment income	$23,313	$32,839	$47,354	$56,373
Net expenses	$10,529	$13,563	$18,979	$23,018

Net investment income (loss)	$12,784	$19,276	$28,375	$33,355
Net realized and unrealized gains (losses)	$5,434	$776	$(1,093)	$4,833

Increase (decrease) in net assets resulting from operations	$18,218	$20,052	$27,282	$38,188
Net asset value per share as of the end of the quarter	$15.05	$15.15	$15.27	$15.03
Earnings (losses) per share—basic and diluted	$0.40	$0.35	$0.37	$0.41

	For the three months ended
(amounts in thousands, except share and per share data)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016
Investment income	$—	$629	$10,726	$17,449
Net expenses	$2,319	$3,226	$5,156	$9,097

Net investment income (loss)	$(2,319)	$(2,597)	$5,570	$8,352
Net realized and unrealized gains (losses)	$—	$518	$2,422	$4,691

Increase (decrease) in net assets resulting from operations	$(2,319)	$(2,079)	$7,992	$13,043
Net asset value per share as of the end of the quarter	$14.30	$14.23	$14.50	$14.85
Earnings (losses) per share—basic and diluted	$(21.55)	$(0.25)	$0.27	$0.39

Note 13. Subsequent Events

        The Company's management evaluated subsequent events through the date of issuance of these consolidated financial statements. Other than those previously disclosed, there have been no subsequent events that occurred during such period that would require disclosure in, or would be required to be recognized in, these consolidated financial statements.

Owl Rock Capital Corporation

Consolidated Statements of Assets and Liabilities

(Amounts in thousands, except share and per share amounts)

	June 30, 2019 (Unaudited)	December 31, 2018
Assets
Investments at fair value
Non-controlled, non-affiliated investments (amortized cost of $7,152,114 and $5,720,295, respectively)	$7,150,570	$5,697,447
Controlled, affiliated investments (amortized cost of $91,638 and $91,138, respectively)	90,185	86,622

Total investments at fair value (amortized cost of $7,243,752 and $5,811,433, respectively)	7,240,755	5,784,069
Cash (restricted cash of $18,916 and $6,013, respectively)	247,845	127,603
Interest receivable	40,661	29,680
Receivable from a controlled affiliate	2,584	8,100
Prepaid expenses and other assets	15,958	1,590

Total Assets	$7,547,803	$5,951,042

Liabilities
Debt (net of unamortized debt issuance costs of $35,708 and $22,335, respectively)	$1,570,621	$2,567,717
Management fee payable	15,455	14,049
Distribution payable	119,622	78,350
Payables to affiliates	2,970	2,847
Payable for investments purchased	106,176	3,180
Accrued expenses and other liabilities	23,103	20,054

Total Liabilities	1,837,947	2,686,197

Commitments and contingencies (Note 7)
Net Assets
Common shares $0.01 par value, 500,000,000 shares authorized; 373,693,244 and 216,204,837 shares issued and outstanding, respectively	3,737	2,162
Additional paid-in-capital	5,683,541	3,271,162
Total distributable earnings (losses)	22,578	(8,479)

Total Net Assets	5,709,856	3,264,845

Total Liabilities and Net Assets	$7,547,803	$5,951,042

Net Asset Value Per Share	$15.28	$15.10

The accompanying notes are an integral part of these consolidated financial statements.

Owl Rock Capital Corporation

Consolidated Statements of Operations

(Amounts in thousands, except share and per share amounts)

(Unaudited)

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2019	2018	2019	2018
Investment Income
Investment income from non-controlled, non-affiliated investments:
Interest income	$171,364	$79,907	$317,803	$141,196
Other income	2,187	2,956	4,526	4,606

Total investment income from non-controlled, non-affiliated investments	173,551	82,863	322,329	145,802

Investment income from controlled, affiliated investments:
Dividend income	2,584	1,601	5,281	2,923
Other income	—	1,636	—	2,819

Total investment income from controlled, affiliated investments	2,584	3,237	5,281	5,742

Total Investment Income	176,135	86,100	327,610	151,544

Expenses
Interest expense	36,858	17,102	71,587	29,159
Management fee	15,455	12,742	30,641	24,777
Professional fees	2,342	1,631	4,475	3,043
Directors' fees	133	128	276	266
Other general and administrative	1,946	1,625	3,551	2,698

Total Expenses	56,734	33,228	110,530	59,943

Net Investment Income (Loss) Before Taxes	119,401	52,872	217,080	91,601

Excise tax expense (benefit)	(221)	531	1,452	583

Net Investment Income (Loss) After Taxes	$119,622	$52,341	$215,628	$91,018

Net Realized and Unrealized Gain (Loss)
Net change in unrealized gain (loss):
Non-controlled, non-affiliated investments	$4,042	$3,443	$20,470	$8,948
Controlled affiliated investments	1,016	(1,118)	3,062	(1,182)
Translation of assets and liabilities in foreign currencies	—	—	(22)	—

Total Net Change in Unrealized Gain (Loss)	5,058	2,325	23,510	7,766

Net realized gain (loss):
Non-controlled, non-affiliated investments	(179)	(3,951)	(183)	(3,793)
Foreign currency transactions	169	—	203	—

Total Net Realized Gain (Loss)	(10)	(3,951)	20	(3,793)

Total Net Realized and Unrealized Gain (Loss)	5,048	(1,626)	23,530	3,973

Net Increase (Decrease) in Net Assets Resulting from Operations	$124,670	$50,715	$239,158	$94,991

Earnings Per Share—Basic and Diluted	$0.44	$0.41	$0.92	$0.85

Weighted Average Shares Outstanding—Basic and Diluted	284,750,731	122,691,019	260,453,529	111,867,699

The accompanying notes are an integral part of these consolidated financial statements.

Owl Rock Capital Corporation

Consolidated Schedules of Investments

As of June 30, 2019

(Amounts in thousands, except share amounts)

(Unaudited)

Company(1)(17)	Investment	Interest	Maturity Date	Par / Units	Amortized Cost(3)(24)	Fair Value	Percentage of Net Assets
Non-controlled/non-affiliated portfolio company investments(2)
Debt Investments
Advertising and media
IRI Holdings, Inc.(4)(7)(20)(22)	First lien senior secured loan	L + 4.50%	11/28/2025	$14,925	$14,786	$14,870	0.3%
PAK Acquisition Corporation (dba Valpak)(4)(7)	First lien senior secured loan	L + 8.00%	6/30/2022	70,725	69,867	70,725	1.2%
Swipe Acquisition Corporation (dba PLI)(4)(5)(22)	First lien senior secured loan	L + 7.75%	6/29/2024	160,783	157,950	157,567	2.8%
Swipe Acquisition Corporation (dba PLI)(4)(14)(15)(16)(22)	First lien senior secured delayed draw term loan	L + 7.75%	9/30/2019	—	(161)	(65)	—%

				246,433	242,442	243,097	4.3%
Aerospace and defense
Aviation Solutions Midco, LLC (dba STS Aviation)(4)(7)(22)	First lien senior secured loan	L + 5.50%	1/4/2025	101,788	100,364	100,770	1.8%
Valence Surface Technologies LLC(4)(8)(22)	First lien senior secured loan	L + 5.75%	6/28/2025	100,000	98,502	98,500	1.7%
Valence Surface Technologies LLC(4)(14)(15)(16)(22)	First lien senior secured delayed draw term loan	L + 5.75%	6/28/2021	—	(75)	(75)	—%
Valence Surface Technologies LLC(4)(14)(15)(22)	First lien senior secured revolving loan	L + 5.75%	6/28/2025	—	(150)	(150)	—%

				201,788	198,641	199,045	3.5%
Automotive
Mavis Tire Express Services Corp.(4)(5)(22)	Second lien senior secured loan	L + 7.50%	3/20/2026	155,000	151,950	151,900	2.7%
Mavis Tire Express Services Corp.(4)(5)(14)(16)(22)	Second lien senior secured delayed draw term loan	L + 7.50%	3/20/2020	1,449	1,199	1,215	—%

				156,449	153,149	153,115	2.7%
Buildings and real estate
Associations, Inc.(4)(7)(22)	First lien senior secured loan	L + 4.00% (3.00% PIK)	7/30/2024	275,688	272,665	273,620	4.8%
Associations, Inc.(4)(6)(14)(16)(22)	First lien senior secured delayed draw term loan	L + 4.00% (3.00% PIK)	7/30/2021	33,743	33,132	33,307	0.6%
Associations, Inc.(4)(14)(15)(22)	First lien senior secured revolving loan	L + 6.00%	7/30/2024	—	(122)	(173)	—%
Cheese Acquisition, LLC(4)(7)(22)	First lien senior secured loan	L + 4.75%	11/28/2024	135,642	133,731	133,946	2.3%

Owl Rock Capital Corporation

Consolidated Schedules of Investments (Continued)

As of June 30, 2019

(Amounts in thousands, except share amounts)

(Unaudited)

Company(1)(17)	Investment	Interest	Maturity Date	Par / Units	Amortized Cost(3)(24)	Fair Value	Percentage of Net Assets
Imperial Parking Canada(4)(9)(22)	First lien senior secured loan	C + 5.00%	11/28/2024	27,462	26,846	27,119	0.5%
Cheese Acquisition, LLC(4)(14)(15)(22)	First lien senior secured revolving loan	L + 4.75%	11/28/2023	—	(180)	(205)	—%

				472,535	466,072	467,614	8.2%
Business services
Access CIG, LLC(4)(5)(22)	Second lien senior secured loan	L + 7.75%	2/27/2026	44,637	44,311	44,525	0.8%
CIBT Global, Inc.(4)(7)(22)	Second lien senior secured loan	L + 7.75%	6/2/2025	59,500	58,273	58,756	1.0%
ConnectWise, LLC(4)(7)(22)	First lien senior secured loan	L + 5.50%	2/28/2025	154,763	152,914	152,828	2.7%
ConnectWise, LLC(4)(14)(15)(22)	First lien senior secured revolving loan	L + 5.50%	2/28/2025	—	(195)	(207)	—%
Vistage International, Inc.(4)(5)(22)	Second lien senior secured loan	L + 8.00%	2/8/2026	34,800	34,543	34,452	0.6%
Vestcom Parent Holdings, Inc.(4)(5)	Second lien senior secured loan	L + 8.25%	12/19/2024	78,987	78,124	78,592	1.4%

				372,687	367,970	368,946	6.5%
Chemicals
Douglas Products and Packaging Company LLC(4)(7)(22)	First lien senior secured loan	L + 5.75%	10/19/2022	99,445	98,698	98,450	1.7%
Douglas Products and Packaging Company LLC(4)(7)(14)(22)	First lien senior secured revolving loan	L + 5.75%	10/19/2022	2,725	2,673	2,634	—%
Innovative Water Care Global Corporation(4)(7)(22)	First lien senior secured loan	L + 5.00%	2/27/2026	149,625	139,480	139,899	2.5%

				251,795	240,851	240,983	4.2%
Consumer products
Feradyne Outdoors, LLC(4)(7)(22)	First lien senior secured loan	L + 6.25%	5/25/2023	113,190	112,226	101,305	1.8%
WU Holdco, Inc. (dba Weiman Products, LLC)(4)(7)(22)	First lien senior secured loan	L + 5.50%	3/26/2026	140,840	138,103	138,023	2.4%
WU Holdco, Inc. (dba Weiman Products, LLC)(4)(14)(15)(16)(22)	First lien senior secured delayed draw term loan	L + 5.50%	3/26/2021	—	(191)	(199)	—%
WU Holdco, Inc. (dba Weiman Products, LLC)(4)(14)(15)(22)	First lien senior secured revolving loan	L + 5.50%	3/26/2025	—	(266)	(278)	—%

				254,030	249,872	238,851	4.2%

Owl Rock Capital Corporation

Consolidated Schedules of Investments (Continued)

As of June 30, 2019

(Amounts in thousands, except share amounts)

(Unaudited)

Company(1)(17)	Investment	Interest	Maturity Date	Par / Units	Amortized Cost(3)(24)	Fair Value	Percentage of Net Assets
Containers and packaging
Pregis Holding I Corporation(4)(7)(22)	Second lien senior secured loan	L + 7.25%	5/20/2022	43,000	42,362	43,430	0.7%

				43,000	42,362	43,430	0.7%
Distribution
ABB/Con-cise Optical Group LLC(4)(5)	First lien senior secured loan	L + 5.00%	6/15/2023	58,791	58,898	55,557	1.0%
ABB/Con-cise Optical Group LLC(4)(7)	Second lien senior secured loan	L + 9.00%	6/17/2024	25,000	24,463	23,250	0.4%
Aramsco, Inc.(4)(5)(22)	First lien senior secured loan	L + 5.25%	8/28/2024	57,344	56,088	55,910	1.0%
Aramsco, Inc.(4)(10)(14)(22)	First lien senior secured revolving loan	P + 4.25%	8/28/2024	838	658	628	—%
BCPE Empire Holdings, Inc. (dba Imperial-Dade)(4)(5)(20)(22)	First lien senior secured loan	L + 4.00%	6/11/2026	20,051	19,850	19,850	0.3%
BCPE Empire Holdings, Inc. (dba Imperial-Dade)(4)(14)(16)(20)(22)	First lien senior secured delayed draw term loan	L + 4.00%	6/11/2021	—	—	—	—%
Dealer Tire, LLC(4)(5)(22)	First lien senior secured loan	L + 5.50%	12/15/2025	114,463	109,081	111,602	2.0%
Endries Acquisition, Inc.(4)(7)(22)	First lien senior secured loan	L + 6.25%	12/10/2025	179,550	176,596	176,857	3.1%
Endries Acquisition, Inc.(4)(7)(14)(16)(22)	First lien senior secured delayed draw term loan	L + 6.25%	12/10/2020	10,414	9,407	9,476	0.2%
Endries Acquisition, Inc.(4)(7)(14)(22)	First lien senior secured revolving loan	L + 6.25%	12/10/2024	7,200	6,771	6,795	0.1%
JM Swank, LLC(4)(7)	First lien senior secured loan	L + 7.50%	7/25/2022	116,769	115,281	114,434	2.0%
Offen, Inc.(4)(7)(22)	First lien senior secured loan	L + 5.00%	6/22/2026	14,690	14,543	14,543	0.3%
Offen, Inc.(4)(14)(15)(16)(22)	First lien senior secured delayed draw term loan	L + 5.00%	12/21/2020	—	(53)	(53)	—%
QC Supply, LLC(4)(5)	First lien senior secured loan	L + 7.00%	12/29/2022	34,485	33,937	32,933	0.6%
QC Supply, LLC(4)(5)	First lien senior secured revolving loan	L + 7.00%	12/29/2021	4,969	4,907	4,745	0.1%

				644,564	630,427	626,527	11.1%
Education
2U, Inc.(4)(5)(18)(22)	First lien senior secured loan	L + 5.75%	5/22/2024	115,000	113,306	113,275	2.0%
Learning Care Group (US) No. 2 Inc.(4)(7)(22)	Second lien senior secured loan	L + 7.50%	3/13/2026	25,000	24,558	24,625	0.4%

Owl Rock Capital Corporation

Consolidated Schedules of Investments (Continued)

As of June 30, 2019

(Amounts in thousands, except share amounts)

(Unaudited)

Company(1)(17)	Investment	Interest	Maturity Date	Par / Units	Amortized Cost(3)(24)	Fair Value	Percentage of Net Assets
Severin Acquisition, LLC (dba PowerSchool)(4)(7)(22)	Second lien senior secured loan	L + 6.75%	8/3/2026	108,000	107,130	107,870	1.9%
TSB Purchaser, Inc. (dba Teaching Strategies, Inc.)(4)(7)(22)	First lien senior secured loan	L + 6.00%	5/14/2024	62,528	61,209	61,279	1.1%
TSB Purchaser, Inc. (dba Teaching Strategies, Inc.)(4)(7)(14)(22)	First lien senior secured revolving loan	L + 6.00%	5/14/2024	1,229	1,143	1,145	—%

				311,757	307,346	308,194	5.4%
Energy equipment and services
Hillstone Environmental Partners, LLC(4)(7)(22)	First lien senior secured loan	L + 7.75%	4/25/2023	92,670	91,490	92,670	1.6%
Hillstone Environmental Partners, LLC(4)(7)(14)(22)	First lien senior secured delayed draw term loan	L + 7.75%	4/25/2024	5,972	5,479	5,972	0.1%
Hillstone Environmental Partners, LLC(4)(7)(22)	First lien senior secured revolving loan	L + 7.75%	4/25/2023	8,440	8,330	8,440	0.1%
Liberty Oilfield Services LLC(4)(5)(18)(22)	First lien senior secured loan	L + 7.63%	9/19/2022	14,148	13,970	14,219	0.2%

				121,230	119,269	121,301	2.0%
Financial services
Blackhawk Network Holdings, Inc.(4)(5)(22)	Second lien senior secured loan	L + 7.00%	6/15/2026	104,700	103,787	104,439	1.8%
NMI Acquisitionco, Inc. (dba Network Merchants)(4)(5)(22)	First lien senior secured loan	L + 6.75%	9/6/2022	28,337	27,850	27,629	0.5%
NMI Acquisitionco, Inc. (dba Network Merchants)(4)(5)(14)(22)	First lien senior secured revolving loan	L + 6.75%	9/6/2022	233	222	217	—%

				133,270	131,859	132,285	2.3%
Food and beverage
Carolina Beverage Group (fka Cold Spring Brewing Company)(4)(5)(22)	First lien senior secured loan	L + 5.25%	5/15/2024	37,459	36,835	36,710	0.6%
Carolina Beverage Group (fka Cold Spring Brewing Company)(4)(14)(15)(22)	First lien senior secured revolving loan	L + 5.25%	5/15/2024	—	(44)	(54)	—%
CM7 Restaurant Holdings, LLC(4)(5)(22)	First lien senior secured loan	L + 8.75%	5/22/2023	37,349	36,791	36,601	0.6%
Give and Go Prepared Foods Corp.(4)(5)(18)	Second lien senior secured loan	L + 8.50%	1/29/2024	42,000	41,675	37,170	0.7%

Owl Rock Capital Corporation

Consolidated Schedules of Investments (Continued)

As of June 30, 2019

(Amounts in thousands, except share amounts)

(Unaudited)

Company(1)(17)	Investment	Interest	Maturity Date	Par / Units	Amortized Cost(3)(24)	Fair Value	Percentage of Net Assets
H-Food Holdings, LLC(4)(5)(22)	Second lien senior secured loan	L + 7.00%	3/2/2026	121,800	119,017	119,364	2.1%
H-Food Holdings, LLC(4)(5)(20)(22)	First lien senior secured loan	L + 4.00%	5/23/2025	25,970	25,729	25,650	0.4%
Hometown Food Company(4)(5)(22)	First lien senior secured loan	L + 5.00%	8/31/2023	28,825	28,336	28,249	0.5%
Hometown Food Company(4)(14)(15)(22)	First lien senior secured revolving loan	L + 5.00%	8/31/2023	—	(71)	(85)	—%
KSLB Holdings, LLC (dba Sara Lee Frozen Bakery)(4)(5)(22)	First lien senior secured loan	L + 4.50%	7/30/2025	35,820	35,132	35,104	0.6%
KSLB Holdings, LLC (dba Sara Lee Frozen Bakery)(4)(5)(14)(22)	First lien senior secured revolving loan	L + 4.50%	7/30/2023	4,920	4,755	4,740	0.1%
Manna Development Group, LLC(4)(5)(22)	First lien senior secured loan	L + 6.00%	10/24/2022	57,088	56,431	56,231	1.0%
Manna Development Group, LLC(4)(5)(14)(22)	First lien senior secured revolving loan	L + 6.00%	10/24/2022	867	739	802	—%
Recipe Acquisition Corp. (dba Roland Corporation)(4)(7)	Second lien senior secured loan	L + 8.00%	12/1/2022	32,000	31,617	32,000	0.6%
Tall Tree Foods, Inc.(4)(5)	First lien senior secured loan	L + 7.25%	8/12/2022	45,850	45,451	44,474	0.8%
Ultimate Baked Goods Midco, LLC(4)(5)(22)	First lien senior secured loan	L + 4.00%	8/11/2025	26,933	26,391	26,394	0.5%
Ultimate Baked Goods Midco, LLC(4)(5)(14)(22)	First lien senior secured revolving loan	L + 4.00%	8/9/2023	2,096	2,003	1,995	—%

				498,977	490,787	485,345	8.5%
Healthcare providers and services
Confluent Health, LLC.(4)(7)(22)	First lien senior secured loan	L + 5.00%	6/24/2028	18,000	17,820	17,820	0.3%
Covenant Surgical Partners, Inc.(4)(7)	First lien senior secured loan	L + 4.75%	10/4/2024	29,572	29,572	29,572	0.5%
Covenant Surgical Partners, Inc.(4)(7)(14)(16)	First lien senior secured delayed draw term loan	L + 4.75%	11/30/2020	69,000	68,329	69,000	1.2%
Geodigm Corporation (dba National Dentex)(4)(5)(11)(22)	First lien senior secured loan	L + 6.87%	12/1/2021	124,090	123,262	122,849	2.2%
GI Chill Acquisition (dba California Cryobank)(4)(7)(22)	First lien senior secured loan	L + 4.00%	8/6/2025	31,760	31,618	31,442	0.6%
GI Chill Acquisition (dba California Cryobank)(4)(7)(22)	Second lien senior secured loan	L + 7.50%	8/6/2026	135,400	134,152	133,369	2.3%

Owl Rock Capital Corporation

Consolidated Schedules of Investments (Continued)

As of June 30, 2019

(Amounts in thousands, except share amounts)

(Unaudited)

Company(1)(17)	Investment	Interest	Maturity Date	Par / Units	Amortized Cost(3)(24)	Fair Value	Percentage of Net Assets
Premier Imaging, LLC (dba LucidHealth)(4)(5)(22)	First lien senior secured loan	L + 5.50%	1/2/2025	33,830	33,205	33,323	0.6%
RxSense Holdings, LLC(4)(5)(22)	First lien senior secured loan	L + 6.00%	2/15/2024	133,219	131,345	131,221	2.3%
RxSense Holdings, LLC(4)(5)(14)(22)	First lien senior secured revolving loan	L + 6.00%	2/15/2024	4,047	3,935	3,926	0.1%
TC Holdings, LLC (dba TrialCard)(4)(5)(22)	First lien senior secured loan	L + 4.50%	11/14/2023	70,938	69,747	70,938	1.2%
TC Holdings, LLC (dba TrialCard)(4)(14)(15)(22)	First lien senior secured revolving loan	L + 4.50%	11/14/2022	—	(75)	—	—%

				649,856	642,910	643,460	11.3%
Healthcare technology
Bracket Intermediate Holding Corp.(4)(7)(22)	First lien senior secured loan	L + 4.25%	9/5/2025	15,632	15,561	15,554	0.3%
Bracket Intermediate Holding Corp.(4)(7)(22)	Second lien senior secured loan	L + 8.13%	9/5/2026	26,250	25,761	25,725	0.5%
Interoperability Bidco, Inc.(4)(5)(22)	First lien senior secured loan	L + 5.75%	6/25/2026	77,200	76,237	76,235	1.2%
Interoperability Bidco, Inc.(4)(14)(15)(16)(22)	First lien senior secured delayed draw term loan	L + 5.75%	6/25/2021	—	(10)	(10)	—%
Interoperability Bidco, Inc.(4)(14)(15)(22)	First lien senior secured revolving loan	L + 5.75%	6/25/2024	—	(50)	(50)	—%

				119,082	117,499	117,454	2.0%
Household products
Hayward Industries, Inc.(4)(5)(22)	Second lien senior secured loan	L + 8.25%	8/4/2025	52,149	51,286	52,149	0.9%

				52,149	51,286	52,149	0.9
Infrastructure and environmental services
FR Arsenal Holdings II Corp. (dba Applied-Cleveland Holdings, Inc.)(4)(7)	First lien senior secured loan	L + 7.25%	9/8/2022	146,580	144,503	146,580	2.6%
LineStar Integrity Services LLC(4)(7)(22)	First lien senior secured loan	L + 7.25%	2/12/2024	51,021	50,188	50,511	0.9%
LineStar Integrity Services LLC(4)(7)(14)(16)(22)	First lien senior secured delayed draw term loan	L + 7.25%	8/12/2019	9,688	9,396	9,591	0.2%

				207,289	204,087	206,682	3.7%

Owl Rock Capital Corporation

Consolidated Schedules of Investments (Continued)

As of June 30, 2019

(Amounts in thousands, except share amounts)

(Unaudited)

Company(1)(17)	Investment	Interest	Maturity Date	Par / Units	Amortized Cost(3)(24)	Fair Value	Percentage of Net Assets
Insurance
Asurion, LLC(4)(5)(20)(22)	Second lien senior secured loan	L + 6.50%	8/4/2025	40,000	40,550	40,524	0.7%
CD&R TZ Purchaser, Inc. (dba Tranzact)(4)(6)	First lien senior secured loan	L + 6.00%	7/21/2023	34,019	32,684	34,019	0.6%
KWOR Acquisition, Inc. (dba Worley Claims Services)(4)(5)(22)	First lien senior secured loan	L + 4.00%	6/3/2026	31,200	30,195	30,227	0.5%
KWOR Acquisition, Inc. (dba Worley Claims Services)(4)(14)(15)(16)(22)	First lien senior secured delayed draw term loan	L + 4.00%	6/3/2021	—	(100)	(97)	—%
KWOR Acquisition, Inc. (dba Worley Claims Services)(4)(14)(15)(22)	First lien senior secured revolving loan	L + 3.75%	6/3/2024	—	(115)	(162)	—%
KWOR Acquisition, Inc. (dba Worley Claims Services)(4)(5)(22)	Second lien senior secured loan	L + 7.75%	11/30/2026	49,600	48,861	48,856	0.9%

				154,819	152,075	153,367	2.7%
Internet software and services
Accela, Inc.(4)(7)	First lien senior secured loan	L + 6.25%	9/28/2023	53,130	52,189	49,145	0.9%
Accela, Inc.(4)(7)(14)	First lien senior secured revolving loan	L + 6.25%	9/28/2023	3,916	3,810	3,466	0.1%
Apptio, Inc.(4)(5)(22)	First lien senior secured loan	L + 7.25%	1/10/2025	41,727	40,935	41,101	0.7%
Apptio, Inc.(4)(14)(15)(22)	First lien senior secured revolving loan	L + 7.25%	1/10/2025	—	(51)	(42)	—%
3ES Innovation Inc. (dba Aucerna)(4)(7)(18)(22)	First lien senior secured loan	L + 5.75%	5/13/2025	38,930	38,452	38,443	0.7%
3ES Innovation Inc. (dba Aucerna)(4)(14)(15)(18)(22)	First lien senior secured revolving loan	L + 5.75%	5/13/2025	—	(48)	(49)	—%
Genesis Acquisition Co. (dba Procare Software)(4)(7)(22)	First lien senior secured loan	L + 4.00%	7/31/2024	18,064	17,750	17,703	0.3%
Genesis Acquisition Co. (dba Procare Software)(4)(14)(15)(16)(22)	First lien senior secured delayed draw term loan	L + 4.00%	7/31/2020	—	(40)	(47)	—%
Genesis Acquisition Co. (dba Procare Software)(4)(14)(15)(22)	First lien senior secured revolving loan	L + 4.00%	7/31/2024	—	(45)	(53)	—%
Infoblox Inc.(4)(5)	Second lien senior secured loan	L + 8.75%	11/7/2024	30,000	29,556	30,000	0.5%
IQN Holding Corp. (dba Beeline)(4)(7)(22)	First lien senior secured loan	L + 5.50%	8/20/2024	192,871	190,315	189,978	3.3%

Owl Rock Capital Corporation

Consolidated Schedules of Investments (Continued)

As of June 30, 2019

(Amounts in thousands, except share amounts)

(Unaudited)

Company(1)(17)	Investment	Interest	Maturity Date	Par / Units	Amortized Cost(3)(24)	Fair Value	Percentage of Net Assets
IQN Holding Corp. (dba Beeline)(4)(7)(14)(22)	First lien senior secured revolving loan	L + 5.50%	8/20/2023	7,139	6,858	6,799	0.1%
Lightning Midco, LLC (dba Vector Solutions)(4)(7)(22)	First lien senior secured loan	L + 5.50%	11/21/2025	114,339	113,275	113,196	2.0%
Lightning Midco, LLC (dba Vector Solutions)(4)(7)(14)(16)(22)	First lien senior secured delayed draw term loan	L + 5.50%	11/23/2020	9,466	9,223	9,199	0.2%
Lightning Midco, LLC (dba Vector Solutions)(4)(7)(14)(22)	First lien senior secured revolving loan	L + 5.50%	11/21/2023	8,044	7,927	7,910	0.1%
Litera Bidco LLC(4)(8)(22)	First lien senior secured loan	L + 5.75%	5/31/2026	35,859	35,415	35,411	0.6%
Litera Bidco LLC(4)(14)(15)(16)(22)	First lien senior secured delayed draw term loan	L + 5.75%	5/31/2020	—	(124)	(126)	—%
Litera Bidco LLC(4)(14)(15)(22)	First lien senior secured revolving loan	L + 5.75%	5/31/2025	—	(35)	(36)	—%
MINDBODY, Inc.(4)(5)(22)	First lien senior secured loan	L + 7.00%	2/14/2025	57,679	57,129	57,102	1.0%
MINDBODY, Inc.(4)(14)(15)(22)	First lien senior secured revolving loan	L + 7.00%	2/14/2025	—	(57)	(61)	—%
Trader Interactive, LLC (fka Dominion Web Solutions, LLC)(4)(5)(22)	First lien senior secured loan	L + 6.50%	6/17/2024	134,622	133,158	133,949	2.3%
Trader Interactive, LLC (fka Dominion Web Solutions, LLC)(4)(14)(15)(22)	First lien senior secured revolving loan	L + 6.50%	6/15/2023	—	(65)	(32)	—%

				745,786	735,527	732,956	12.8%
Leisure and entertainment
Capital Sports Holdings Inc. (dba Ottawa Senators)(4)(9)(18)	First lien senior secured loan	C + 5.25%	6/22/2024	16,439	16,203	16,028	0.3%
Troon Golf, L.L.C.(4)(7)(11)(13)(22)	First lien senior secured term loan A and B	L + 6.00% (TLA: L + 3.5%; TLB: L + 6.6%)	3/29/2025	178,626	176,524	178,626	3.1%
Troon Golf, L.L.C.(4)(14)(15)(22)	First lien senior secured revolving loan	L + 6.00%	3/29/2025	—	(153)	—	—%

				195,065	192,574	194,654	3.4%
Manufacturing
Ideal Tridon Holdings, Inc.(4)(5)(22)	First lien senior secured loan	L + 5.75%	7/31/2023	55,935	55,089	55,601	1.0%
Ideal Tridon Holdings, Inc.(4)(14)(15)(16)(22)	First lien senior secured delayed draw term loan	L + 5.75%	12/25/2020	—	(9)	—	—%

Owl Rock Capital Corporation

Consolidated Schedules of Investments (Continued)

As of June 30, 2019

(Amounts in thousands, except share amounts)

(Unaudited)

Company(1)(17)	Investment	Interest	Maturity Date	Par / Units	Amortized Cost(3)(24)	Fair Value	Percentage of Net Assets
Ideal Tridon Holdings, Inc.(4)(7)(14)(22)	First lien senior secured revolving loan	L + 5.75%	7/31/2022	327	250	293	—%
MHE Intermediate Holdings, LLC(dba Material Handling Services)(4)(7)(14)(16)(22)	First lien senior secured delayed draw term loan	L + 5.00%	4/26/2020	6,000	5,769	5,760	0.1%
Professional Plumbing Group, Inc.(4)(7)(22)	First lien senior secured loan	L + 6.75%	4/16/2024	52,479	51,818	51,167	0.9%
Professional Plumbing Group, Inc.(4)(7)(14)(22)	First lien senior secured revolving loan	L + 6.75%	4/16/2024	6,643	6,542	6,421	0.1%
Safety Products/JHC Acquisition Corp.(dba Justrite Safety Group)(4)(5)(22)	First lien senior secured loan	L + 4.50%	6/28/2026	13,548	13,412	13,412	0.2%
Safety Products/JHC Acquisition Corp.(dba Justrite Safety Group)(4)(14)(15)(16)(22)	First lien senior secured delayed draw term loan	L + 4.50%	6/28/2021	—	(17)	(17)	—%

				134,932	132,854	132,637	2.3%
Oil and gas
Black Mountain Sand Eagle Ford LLC(4)(7)(22)	First lien senior secured loan	L + 8.25%	8/17/2022	91,021	90,183	90,567	1.6%
Project Power Buyer, LLC (dba PEC-Veriforce)(4)(7)(22)	First lien senior secured loan	L + 5.75%	5/14/2026	32,938	32,532	32,526	0.6%
Project Power Buyer, LLC (dba PEC-Veriforce)(4)(14)(15)(22)	First lien senior secured revolving loan	L + 5.75%	5/14/2025	—	(39)	(40)	—%
Zenith Energy U.S. Logistics Holdings, LLC(4)(5)(22)	First lien senior secured loan	L + 5.50%	12/21/2024	85,365	83,908	83,657	1.5%

				209,324	206,584	206,710	3.7%
Professional services
AmSpec Services Inc.(4)(7)(22)	First lien senior secured loan	L + 5.75%	7/2/2024	102,265	100,719	99,709	1.7%
AmSpec Services Inc.(4)(8)(14)(22)	First lien senior secured revolving loan	P + 3.75%	7/2/2024	12,820	12,609	12,458	0.2%
Cardinal US Holdings, Inc.(4)(7)(18)(22)	First lien senior secured loan	L + 5.00%	7/31/2023	90,657	87,190	90,657	1.6%
DMT Solutions Global Corporation(4)(7)(22)	First lien senior secured loan	L + 7.00%	7/2/2024	53,200	51,348	51,072	0.9%
GC Agile Holdings Limited (dba Apex Fund Services)(4)(7)(18)(22)	First lien senior secured loan	L + 7.00%	6/15/2025	161,276	158,476	158,052	2.8%

Owl Rock Capital Corporation

Consolidated Schedules of Investments (Continued)

As of June 30, 2019

(Amounts in thousands, except share amounts)

(Unaudited)

Company(1)(17)	Investment	Interest	Maturity Date	Par / Units	Amortized Cost(3)(24)	Fair Value	Percentage of Net Assets
GC Agile Holdings Limited (dba Apex Fund Services)(4)(14)(15)(18)(22)	First lien senior secured revolving loan	L + 7.00%	6/15/2023	—	(263)	(208)	—%
Gerson Lehrman Group, Inc.(4)(5)(22)	First lien senior secured loan	L + 4.25%	12/12/2024	316,297	313,378	313,134	5.5%
Gerson Lehrman Group, Inc.(4)(14)(15)(22)	First lien senior secured revolving loan	L + 4.25%	12/12/2024	—	(201)	(221)	—%

				736,515	723,256	724,653	12.7%
Specialty retail
EW Holdco, LLC (dba European Wax)(4)(5)(22)	First lien senior secured loan	L + 4.50%	9/25/2024	64,732	64,147	64,084	1.1%
EW Holdco, LLC (dba European Wax)(4)(14)(16)(22)	First lien senior secured delayed draw term loan	L + 4.50%	8/30/2019	—	—	—	—%
Galls, LLC(4)(5)(22)	First lien senior secured loan	L + 6.25%	1/31/2025	91,461	90,500	90,548	1.6%
Galls, LLC(4)(5)(14)(22)	First lien senior secured revolving loan	L + 6.25%	1/31/2024	16,865	16,606	16,654	0.3%
Galls, LLC(4)(5)(14)(16)(22)	First lien senior secured delayed draw term loan	L + 6.25%	1/31/2020	10,421	9,948	10,316	0.2%

				183,479	181,201	181,602	3.2%
Telecommunications
DB Datacenter Holdings Inc.(4)(5)(22)	Second lien senior secured loan	L + 7.50%	4/3/2025	35,000	34,565	34,650	0.6%

				35,000	34,565	34,650	0.6%
Transportation
Lytx, Inc.(4)(5)(22)	First lien senior secured loan	L + 6.75%	8/31/2023	43,911	42,912	43,911	0.7%
Lytx, Inc.(4)(14)(15)(22)	First lien senior secured revolving loan	L + 6.75%	8/31/2022	—	(39)	—	—%
Motus, LLC and Runzheimer International LLC(4)(7)(11)(22)	First lien senior secured loan	L + 6.33%	1/17/2024	58,749	57,570	58,162	1.0%
Uber Technologies, Inc.(20)(22)(23)	Unsecured note	7.50%	11/1/2023	9,200	9,200	9,756	0.2%
Uber Technologies, Inc.(20)(22)(23)	Unsecured note	8.00%	11/1/2026	13,800	13,800	14,679	0.2%

				125,660	123,443	126,508	2.1%

Total non-controlled/non-affiliated portfolio company debt investments				7,257,471	7,138,908	7,136,215	125.0%
Equity Investments
Energy equipment and services
Hillstone Environmental Partners, LLC(22)(23)	LLC Interest	N/A	N/A	1,991	1,991	1,991	—%

				1,991	1,991	1,991	—%

Owl Rock Capital Corporation

Consolidated Schedules of Investments (Continued)

As of June 30, 2019

(Amounts in thousands, except share amounts)

(Unaudited)

Company(1)(17)	Investment	Interest	Maturity Date	Par / Units	Amortized Cost(3)(24)	Fair Value	Percentage of Net Assets
Food and beverage
CM7 Restaurant Holdings, LLC(22)(23)	LLC Interest	N/A	N/A	340	340	282	—%
H-Food Holdings, LLC(22)(23)	LLC Interest	N/A	N/A	10,875	10,875	12,082	0.2%

				11,215	11,215	12,364	0.2%

Total non-controlled/non-affiliated portfolio company equity investments				13,206	13,206	14,355	0.2%

Total non-controlled/non-affiliated portfolio company investments				7,270,677	7,152,114	7,150,570	125.2%

Controlled/affiliated portfolio company investments
Equity Investments
Investment funds and vehicles
Sebago Lake LLC(12)(18)(19)(21)(23)		N/A	N/A	91,638	91,638	90,185	1.6%

				91,638	91,638	90,185	1.6%

Total controlled/affiliated portfolio company investments				91,638	91,638	90,185	1.6%

Total Investments				$7,362,315	$7,243,752	$7,240,755	126.8%

	Interest Rate Swaps as of June 30, 2019
	Company Receives	Company Pays	Maturity Date	Notional Amount	Hedged Instrument	Footnote Reference
Interest rate swap	4.75%	L + 2.545%	12/21/2021	$150,000	2023 Notes	Note 6
Interest rate swap	5.25%	L + 2.937%	5/20/2031	400,000	2024 Notes	Note 6

Total				$550,000

(1)
Certain portfolio company investments are subject to contractual restrictions on sales.

(2)
Unless otherwise indicated, all investments are considered Level 3 investments.

(3)
The amortized cost represents the original cost adjusted for the amortization of discounts and premiums, as applicable, on debt investments using the effective interest method.

(4)
Loan contains a variable rate structure and may be subject to an interest rate floor. Variable rate loans bear interest at a rate that may be determined by reference to either the London Interbank Offered Rate ("LIBOR" or "L") (which can include one-, two-, three- or six-month LIBOR) or an alternate base rate (which can include the Federal Funds Effective Rate or the Prime Rate), at the borrower's option, and which reset periodically based on the terms of the loan agreement.

(5)
The interest rate on these loans is subject to 1 month LIBOR, which as of June 30, 2019 was 2.40%.

(6)
The interest rate on these loans is subject to 2 month LIBOR, which as of June 30, 2019 was 2.33%.

(7)
The interest rate on these loans is subject to 3 month LIBOR, which as of June 30, 2019 was 2.32%.

(8)
The interest rate on these loans is subject to 6 month LIBOR, which as of June 30, 2019 was 2.20%.

(9)
The interest rate on this loan is subject to 3 month Canadian Dollar Offered Rate ("CDOR" or "C"), which as of June 30, 2019 was 2.0%.

(10)
The interest rate on these loans is subject to Prime, which as of June 30, 2019 was 5.50%.

(11)
The Company may be entitled to receive additional interest as a result of an arrangement with other lenders in the syndication. In exchange for the higher interest rate, the "last-out" portion is at a greater risk of loss.

(12)
Investment measured at NAV.

Owl Rock Capital Corporation

Consolidated Schedules of Investments (Continued)

As of June 30, 2019

(Amounts in thousands, except share amounts)

(Unaudited)

(13)
The first lien term loan is comprised of two components: Term Loan A and Term Loan B. The Company's Term Loan A and Term Loan B principal amounts are $34.5 million and $144.1 million, respectively. Both Term Loan A and Term Loan B have the same maturity date. Interest disclosed reflects the blended rate of the first lien term loan. The Term Loan A represents a 'first out' tranche and the Term Loan B represents a 'last out' tranche. The 'first out' tranche has priority as to the 'last out' tranche with respect to payments of principal, interest and any amounts due thereunder.

(14)
Position or portion thereof is an unfunded loan commitment. See Note 7 "Commitments and Contingencies".

(15)
The negative cost is the result of the capitalized discount being greater than the principal amount outstanding on the loan. The negative fair value is the result of the capitalized discount on the loan.

(16)
The date disclosed represents the commitment period of the unfunded term loan. Upon expiration of the commitment period, the funded portion of the term loan may be subject to a longer maturity date.

(17)
Unless otherwise indicated, the Company's portfolio companies are pledged as collateral supporting the amounts outstanding under the Revolving Credit Facility and SPV Asset Facilities. See Note 6 "Debt".

(18)
This portfolio company is not a qualifying asset under Section 55(a) of the 1940 Act. Under the 1940 Act, the Company may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of total assets. As of June 30, 2019, non-qualifying assets represented 7.4% of total assets as calculated in accordance with the regulatory requirements.

(19)
As defined in the 1940 Act, the Company is deemed to be both an "Affiliated Person" and has "Control" of this portfolio company as the Company owns more than 25% of the portfolio company's outstanding voting securities or has the power to exercise control over management or policies of such portfolio company (including through a management agreement). Other than for purposes of the 1940 Act, the Company does not believe that it has control over this portfolio company. The Company's investment in affiliates for the six months ended June 30, 2019, were as follows:

($ in thousands)	Fair value as of December 31, 2018	Gross Additions	Gross Reductions	Change in Unrealized Gains (Losses)	Fair value as of June 30, 2019	Dividend Income	Other Income
Controlled Affiliates
Sebago Lake LLC	$86,622	$501	$—	$3,062	$90,185	$5,281	$—

Total Controlled Affiliates	$86,622	$501	$—	$3,062	$90,185	$5,281	$—

(20)
Level 2 investment.

(21)
Investment is not pledged as collateral for the credit facilities.

(22)
Represents co-investment made with the Company's affiliates in accordance with the terms of the exemptive relief that the Company received from the U.S. Securities and Exchange Commission. See Note 3 "Agreements and Related Party Transactions."

(23)
Security acquired in transaction exempt from registration under the Securities Act of 1933, and may be deemed to be "restricted securities" under the Securities Act. As of June 30, 2019, the aggregate fair value of these securities is $129.0 million or 2.3% of the Company's net assets. The acquisition dates of the restricted securities are as follows:

Portfolio Company	Investment	Acquisition Date
CM7 Restaurant Holdings, LLC	LLC Interest	May 21, 2018
H-Food Holdings, LLC	LLC Interest	November 23, 2018
Hillstone Environmental Partners, LLC	LLC Interest	May 13, 2019
Sebago Lake LLC*	LLC Interest	June 20, 2017
Uber Technologies, Inc.	Unsecured Notes	October 18, 2018
Uber Technologies, Inc.	Unsecured Notes	October 18, 2018

*
Refer to Note 4 "Investments—Sebago Lake LLC," for further information.
(24)
As of June 30, 2019, the net estimated unrealized loss for U.S. federal income tax purposes was $15.9 million based on a tax cost basis of $7.3 billion. As of June 30, 2019, the estimated aggregate gross unrealized loss for U.S. federal income tax purposes was $48.7 million and the estimated aggregate gross unrealized gain for U.S. federal income tax purposes was $32.8 million.

The accompanying notes are an integral part of these consolidated financial statements.

Owl Rock Capital Corporation

Consolidated Schedules of Investments

As of December 31, 2018

(Amounts in thousands, except share amounts)

Company(1)(17)	Investment	Interest	Maturity Date	Par / Units	Amortized Cost(3)(23)	Fair Value	Percentage of Net Assets
Non-controlled/non-affiliated portfolio company investments(2)
Debt Investments
Advertising and media
IRI Holdings, Inc.(4)(5)(21)	First lien senior secured loan	L + 4.50%	11/28/2025	$15,000	$14,852	$14,588	0.4%
PAK Acquisition Corporation (dba Valpak)(4)(6)	First lien senior secured loan	L + 8.00%	6/30/2022	70,775	69,795	71,128	2.2%
Swipe Acquisition Corporation (dba PLI)(4)(5)(21)	First lien senior secured loan	L + 7.75%	6/29/2024	162,840	159,754	159,583	4.9%
Swipe Acquisition Corporation (dba PLI)(4)(13)(14)(15)(21)	First lien senior secured delayed draw term loan	L + 7.75%	9/30/2019	—	(178)	(65)	—%

				248,615	244,223	245,234	7.5%
Automotive
Mavis Tire Express Services Corp.(4)(5)(21)	Second lien senior secured loan	L + 7.50%	3/20/2026	155,000	151,793	151,125	4.6
Mavis Tire Express Services Corp.(4)(5)(13)(15)(21)	Second lien senior secured delayed draw term loan	L + 7.50%	3/20/2020	1,449	1,181	1,090	—%

				156,449	152,974	152,215	4.6%
Buildings and real estate
Associations, Inc.(4)(6)(21)	First lien senior secured loan	L + 4.00% (3.00% PIK)	7/30/2024	231,957	229,234	229,057	7.0%
Associations, Inc.(4)(6)(13)(15)(21)	First lien senior secured delayed draw term loan	L + 4.00% (3.00% PIK)	7/30/2021	20,580	19,910	19,579	0.6%
Associations, Inc.(4)(13)(14)(21)	First lien senior secured revolving loan	L + 6.00%	7/30/2024	—	(134)	(231)	—%
Cheese Acquisition, LLC(4)(6)(21)	First lien senior secured loan	L + 4.75%	11/28/2024	51,896	51,256	51,247	1.6%
Cheese Acquisition, LLC(4)(13)(14)(21)	First lien senior secured delayed draw term loan	L + 4.75%	4/19/2020	—	(619)	(140)	—%
Cheese Acquisition, LLC(4)(13)(14)(21)	First lien senior secured revolving loan	L + 4.75%	11/28/2023	—	(201)	(205)	—%

				304,433	299,446	299,307	9.2%
Business services
Access CIG, LLC(4)(6)(21)	Second lien senior secured loan	L + 7.75%	2/27/2026	37,756	37,432	37,190	1.1%
CIBT Global, Inc.(4)(6)(21)	Second lien senior secured loan	L + 7.75%	6/2/2025	49,000	47,965	48,510	1.5%
Transperfect Global, Inc.(4)(5)(21)	First lien senior secured loan	L + 6.75%	5/7/2024	231,253	227,023	231,253	7.1%

Owl Rock Capital Corporation

Consolidated Schedules of Investments (Continued)

As of December 31, 2018

(Amounts in thousands, except share amounts)

Company(1)(17)	Investment	Interest	Maturity Date	Par / Units	Amortized Cost(3)(23)	Fair Value	Percentage of Net Assets
Vistage International, Inc.(4)(5)(21)	Second lien senior secured loan	L + 8.00%	2/8/2026	43,500	43,162	42,848	1.3%
Vestcom Parent Holdings, Inc.(4)(5)	Second lien senior secured loan	L + 8.25%	12/19/2024	78,987	78,067	78,592	2.4%

				440,496	433,649	438,393	13.4%
Chemicals
Douglas Products and Packaging Company LLC(4)(6)(21)	First lien senior secured loan	L + 5.75%	10/19/2022	99,947	99,092	98,447	3.0%
Douglas Products and Packaging Company LLC(4)(13)(14)(21)	First lien senior secured revolving loan	L + 5.75%	10/19/2022	—	(59)	(136)	—%

				99,947	99,033	98,311	3.0%
Consumer products
Feradyne Outdoors, LLC(4)(6)(21)	First lien senior secured loan	L + 6.25%	5/25/2023	113,767	112,695	105,804	3.2%
Containers and packaging
Pregis Holding I Corporation(4)(6)(21)	Second lien senior secured loan	L + 7.25%	5/20/2022	43,000	42,269	41,710	1.3%
Distribution
ABB/Con-cise Optical Group LLC(4)(5)	First lien senior secured loan	L + 5.00%	6/15/2023	59,093	59,213	57,911	1.8%
ABB/Con-cise Optical Group LLC(4)(5)	Second lien senior secured loan	L + 9.00%	6/17/2024	25,000	24,424	24,250	0.7%
Aramsco, Inc.(4)(5)(21)	First lien senior secured loan	L + 5.25%	8/28/2024	55,717	54,388	53,767	1.6%
Aramsco, Inc.(4)(5)(13)(21)	First lien senior secured revolving loan	L + 5.25%	8/28/2024	559	361	265	—%
Dade Paper & Bag, LLC (dba Imperial-Dade)(4)(5)(21)	First lien senior secured loan	L + 7.44%	6/10/2024	37,207	36,641	36,814	1.1%
Dealer Tire, LLC(4)(5)(21)	First lien senior secured loan	L + 5.50%	12/15/2025	114,750	109,037	109,013	3.3%
Endries Acquisition, Inc.(4)(5)(21)	First lien senior secured loan	L + 6.25%	12/10/2025	180,000	176,870	176,850	5.4%
Endries Acquisition, Inc.(4)(13)(14)(15)(21)	First lien senior secured delayed draw term loan	L + 6.25%	12/10/2020	—	(1,085)	(1,095)	—%
Endries Acquisition, Inc.(4)(5)(13)(21)	First lien senior secured revolving loan	L + 6.25%	12/10/2024	6,750	6,282	6,278	0.2%
JM Swank, LLC(4)(6)	First lien senior secured loan	L + 7.50%	7/25/2022	117,371	115,669	114,437	3.5%
QC Supply, LLC(4)(5)	First lien senior secured loan	L + 6.00%	12/29/2022	25,970	25,508	24,801	0.8%
QC Supply, LLC(4)(5)(13)(15)	First lien senior secured delayed draw term loan	L + 6.00%	12/29/2022	8,624	8,465	8,236	0.3%

Owl Rock Capital Corporation

Consolidated Schedules of Investments (Continued)

As of December 31, 2018

(Amounts in thousands, except share amounts)

Company(1)(17)	Investment	Interest	Maturity Date	Par / Units	Amortized Cost(3)(23)	Fair Value	Percentage of Net Assets
QC Supply, LLC(4)(5)(13)	First lien senior secured revolving loan	L + 6.00%	12/29/2021	4,472	4,398	4,248	0.1%

				635,513	620,171	615,775	18.8%
Education
Learning Care Group (US) No. 2 Inc.(4)(5)(21)	Second lien senior secured loan	L + 7.50%	3/13/2026	25,000	24,535	24,375	0.7%
Severin Acquisition, LLC (dba PowerSchool)(4)(5)(21)	Second lien senior secured loan	L + 6.75%	7/31/2026	92,500	91,608	90,650	2.8%
TSB Purchaser, Inc. (dba Teaching Strategies, Inc.)(4)(6)(21)	First lien senior secured loan	L + 6.00%	5/14/2024	62,845	61,412	60,959	1.9%
TSB Purchaser, Inc. (dba Teaching Strategies, Inc.)(4)(13)(14)(21)	First lien senior secured revolving loan	L + 6.00%	5/14/2024	—	(95)	(127)	—%

				180,345	177,460	175,857	5.4%
Energy equipment and services
Hillstone Environmental Partners, LLC(4)(6)(21)	First lien senior secured loan	L + 7.75%	4/25/2023	71,333	70,367	71,333	2.2%
Hillstone Environmental Partners, LLC(4)(6)(21)	First lien senior secured revolving loan	L + 7.75%	4/25/2023	4,458	4,401	4,458	0.1%
Liberty Oilfield Services LLC(4)(5)(16)(21)	First lien senior secured loan	L + 7.63%	9/19/2022	14,204	14,002	14,204	0.4%

				89,995	88,770	89,995	2.7%
Financial services
Blackhawk Network Holdings, Inc.(4)(5)(21)	Second lien senior secured loan	L + 7.00%	6/15/2026	75,998	75,113	74,098	2.3%
NMI Acquisitionco, Inc. (dba Network Merchants)(4)(5)(21)	First lien senior secured loan	L + 6.75%	9/6/2022	28,481	27,927	27,485	0.8%
NMI Acquisitionco, Inc. (dba Network Merchants)(4)(5)(13)(21)	First lien senior secured revolving loan	L + 6.75%	9/6/2022	427	414	404	—%

				104,906	103,454	101,987	3.1%
Food and beverage
Carolina Beverage Group (fka Cold Spring Brewing Company)(4)(5)(21)	First lien senior secured loan	L + 5.25%	5/15/2024	37,658	36,979	36,717	1.1%
Carolina Beverage Group (fka Cold Spring Brewing Company)(4)(13)(14)(21)	First lien senior secured revolving loan	L + 5.25%	5/15/2024	—	(48)	(67)	—%
CM7 Restaurant Holdings, LLC(4)(5)(21)	First lien senior secured loan	L + 8.75%	5/22/2023	36,490	35,884	34,848	1.1%

Owl Rock Capital Corporation

Consolidated Schedules of Investments (Continued)

As of December 31, 2018

(Amounts in thousands, except share amounts)

Company(1)(17)	Investment	Interest	Maturity Date	Par / Units	Amortized Cost(3)(23)	Fair Value	Percentage of Net Assets
CM7 Restaurant Holdings, LLC(4)(5)(13)(15)(21)	First lien senior secured delayed draw term loan	L + 8.75%	5/21/2019	859	843	768	—%
CM7 Restaurant Holdings, LLC(4)(13)(14)(15)(21)	First lien senior secured delayed draw term loan	L + 8.75%	5/21/2019	—	—	(184)	—%
Give and Go Prepared Foods Corp.(4)(6)(16)	Second lien senior secured loan	L + 8.50%	1/29/2024	42,000	41,647	35,910	1.1%
H-Food Holdings, LLC(4)(5)(21)	Second lien senior secured loan	L + 7.00%	3/2/2026	121,800	118,871	118,146	3.6%
H-Food Holdings, LLC(4)(5)(21)	First lien senior secured loan	L + 4.00%	5/23/2025	26,100	25,842	25,448	0.8%
Hometown Food Company(4)(5)(21)	First lien senior secured loan	L + 5.25%	8/31/2023	29,735	29,180	28,843	0.9%
Hometown Food Company(4)(13)(14)(21)	First lien senior secured revolving loan	L + 5.25%	8/31/2023	—	(79)	(127)	—%
KSLB Holdings, LLC (dba Sara Lee Frozen Bakery)(4)(5)(21)	First lien senior secured loan	L + 4.50%	7/30/2025	36,000	35,264	34,920	1.1%
KSLB Holdings, LLC (dba Sara Lee Frozen Bakery)(4)(5)(13)(21)	First lien senior secured revolving loan	L + 4.50%	7/30/2023	1,200	1,015	930	—%
Manna Development Group, LLC(4)(5)(21)	First lien senior secured loan	L + 6.00%	10/24/2022	57,232	56,488	56,087	1.7%
Manna Development Group, LLC(4)(5)(13)(21)	First lien senior secured revolving loan	L + 6.00%	10/24/2022	867	720	780	—%
Recipe Acquisition Corp. (dba Roland Corporation)(4)(6)	Second lien senior secured loan	L + 8.00%	12/1/2022	32,000	31,570	31,840	1.0%
Tall Tree Foods, Inc.(4)(5)	First lien senior secured loan	L + 7.25%	8/12/2022	46,150	45,694	44,765	1.4%
Ultimate Baked Goods Midco, LLC(4)(5)(21)	First lien senior secured loan	L + 4.00%	8/11/2025	27,000	26,422	26,190	0.8%
Ultimate Baked Goods Midco, LLC(4)(13)(14)(21)	First lien senior secured revolving loan	L + 4.00%	8/9/2023	—	(105)	(152)	—%

				495,091	486,187	475,662	14.6%
Healthcare providers and services
Covenant Surgical Partners, Inc.(4)(6)	First lien senior secured loan	L + 4.50%	10/4/2024	29,722	29,722	29,574	0.9%
Covenant Surgical Partners, Inc.(4)(13)(14)(15)	First lien senior secured delayed draw term loan	L + 4.50%	11/30/2020	—	(734)	(750)	—%
Geodigm Corporation (dba National Dentex)(4)(5)(10)(21)	First lien senior secured loan	L + 6.67%	12/1/2021	124,720	123,736	123,473	3.8%

Owl Rock Capital Corporation

Consolidated Schedules of Investments (Continued)

As of December 31, 2018

(Amounts in thousands, except share amounts)

Company(1)(17)	Investment	Interest	Maturity Date	Par / Units	Amortized Cost(3)(23)	Fair Value	Percentage of Net Assets
GI Chill Acquisition (dba California Cryobank)(4)(6)(21)	First lien senior secured loan	L + 4.00%	8/6/2025	31,920	31,768	31,441	1.0%
GI Chill Acquisition (dba California Cryobank)(4)(6)(21)	Second lien senior secured loan	L + 7.50%	8/6/2026	135,400	134,092	132,692	4.1%
TC Holdings, LLC (dba TrialCard)(4)(6)(21)	First lien senior secured loan	L + 4.50%	11/14/2023	61,598	60,458	60,366	1.8%
TC Holdings, LLC (dba TrialCard)(4)(13)(14)(15)(21)	First lien senior secured delayed draw term loan	L + 4.50%	6/30/2019	—	(434)	(194)	—%
TC Holdings, LLC (dba TrialCard)(4)(6)(13)(21)	First lien senior secured revolving loan	L + 4.50%	11/14/2022	839	753	738	—%

				384,199	379,361	377,340	11.6%
Healthcare technology
Bracket Intermediate Holding Corp.(4)(6)(21)	First lien senior secured loan	L + 4.25%	9/5/2025	15,711	15,635	15,593	0.5%
Bracket Intermediate Holding Corp.(4)(6)(21)	Second lien senior secured loan	L + 8.13%	9/5/2026	26,250	25,739	25,659	0.8%

				41,961	41,374	41,252	1.3%
Household products
Hayward Industries, Inc.(4)(5)(21)	Second lien senior secured loan	L + 8.25%	8/4/2025	52,149	51,237	51,888	1.6%
Infrastructure and environmental services
FR Arsenal Holdings II Corp. (dba Applied-Cleveland Holdings, Inc.)(4)(6)	First lien senior secured loan	L + 7.25%	9/8/2022	147,333	144,977	147,334	4.5%
LineStar Integrity Services LLC(4)(6)(21)	First lien senior secured loan	L + 7.25%	2/12/2024	51,279	50,372	50,254	1.5%
LineStar Integrity Services LLC(4)(13)(14)(15)(21)	First lien senior secured delayed draw term loan	L + 7.25%	8/12/2019	—	(220)	(258)	—%

				198,612	195,129	197,330	6.0%
Insurance
CD&R TZ Purchaser, Inc. (dba Tranzact)(4)(6)	First lien senior secured loan	L + 6.00%	7/21/2023	34,194	32,718	33,852	1.0%
Internet software and services
Accela, Inc.(4)(6)	First lien senior secured loan	L + 6.00%	9/28/2023	48,630	47,624	47,171	1.4%
Accela, Inc.(4)(8)(13)	First lien senior secured revolving loan	P + 5.00%	9/28/2023	2,716	2,597	2,536	0.1%
Genesis Acquisition Co. (dba Procare Software)(4)(5)(21)	First lien senior secured loan	L + 4.00%	7/31/2024	18,155	17,813	17,611	0.5%

Owl Rock Capital Corporation

Consolidated Schedules of Investments (Continued)

As of December 31, 2018

(Amounts in thousands, except share amounts)

Company(1)(17)	Investment	Interest	Maturity Date	Par / Units	Amortized Cost(3)(23)	Fair Value	Percentage of Net Assets
Genesis Acquisition Co. (dba Procare Software)(4)(13)(14)(15)(21)	First lien senior secured delayed draw term loan	L + 4.00%	7/31/2020	—	(44)	(95)	—%
Genesis Acquisition Co. (dba Procare Software)(4)(13)(14)(21)	First lien senior secured revolving loan	L + 4.00%	7/31/2024	—	(49)	(79)	—%
Infoblox Inc.(4)(5)	Second lien senior secured loan	L + 8.75%	11/7/2024	30,000	29,526	30,000	0.9%
IQN Holding Corp. (dba Beeline)(4)(6)(21)	First lien senior secured loan	L + 5.50%	8/20/2024	193,843	191,076	188,996	5.8%
IQN Holding Corp. (dba Beeline)(4)(6)(13)(21)	First lien senior secured revolving loan	L + 5.50%	8/20/2023	7,139	6,824	6,572	0.2%
Lightning Midco, LLC (dba Vector Solutions)(4)(6)(21)	First lien senior secured loan	L + 5.50%	11/21/2025	114,914	113,781	113,765	3.5%
Lightning Midco, LLC (dba Vector Solutions)(4)(8)(13)(15)(21)	First lien senior secured delayed draw term loan	P + 4.50%	11/23/2020	7,376	7,113	7,109	0.2%
Lightning Midco, LLC (dba Vector Solutions)(4)(13)(14)(21)	First lien senior secured revolving loan	L + 5.50%	11/21/2023	—	(131)	(134)	—%
Trader Interactive, LLC (fka Dominion Web Solutions, LLC)(4)(5)(21)	First lien senior secured loan	L + 6.50%	6/17/2024	135,307	133,718	133,954	4.1%
Trader Interactive, LLC (fka Dominion Web Solutions, LLC)(4)(13)(14)(21)	First lien senior secured revolving loan	L + 6.50%	6/15/2023	—	(73)	(64)	—%

				558,080	549,775	547,342	16.7%
Leisure and entertainment
Capital Sports Holdings Inc. (dba Ottawa Senators)(4)(9)(16)	First lien senior secured loan	C + 5.25%	6/22/2024	14,642	15,062	14,204	0.4%
Troon Golf, L.L.C.(4)(6)(10)(12)(21)	First lien senior secured term loan A and B	L + 6.38% (TLA: L + 3.5%; TLB: L + 7.1%)	9/29/2023	169,395	167,273	169,395	5.1%
Troon Golf, L.L.C.(4)(13)(14)(21)	First lien senior secured revolving loan	L + 6.38%	9/29/2023	—	(171)	—	—%
UFC Holdings, LLC(4)(5)(19)	Second lien senior secured loan	L + 7.50%	8/18/2024	35,000	34,739	34,493	1.1%

				219,037	216,903	218,092	6.6%
Manufacturing
Ideal Tridon Holdings, Inc.(4)(6)(21)	First lien senior secured loan	L + 6.50%	7/31/2023	46,577	45,852	45,878	1.4%
Ideal Tridon Holdings, Inc.(4)(6)(13)(21)	First lien senior secured revolving loan	L + 6.50%	7/31/2022	3,568	3,499	3,496	0.1%

Owl Rock Capital Corporation

Consolidated Schedules of Investments (Continued)

As of December 31, 2018

(Amounts in thousands, except share amounts)

Company(1)(17)	Investment	Interest	Maturity Date	Par / Units	Amortized Cost(3)(23)	Fair Value	Percentage of Net Assets
Professional Plumbing Group, Inc.(4)(6)(21)	First lien senior secured loan	L + 6.75%	4/16/2024	52,744	52,026	51,426	1.6%
Professional Plumbing Group, Inc.(4)(6)(13)(21)	First lien senior secured revolving loan	L + 6.75%	4/16/2024	2,657	2,543	2,436	0.1%

				105,546	103,920	103,236	3.2%
Oil and gas
Black Mountain Sand Eagle Ford LLC(4)(6)(13)(15)(21)	First lien senior secured delayed draw term loan	L + 8.25%	6/30/2019	45,973	45,001	44,495	1.4%
Brigham Minerals, LLC(4)(5)(21)	First lien senior secured loan	L + 5.50%	7/27/2024	115,000	113,917	112,700	3.5%
Brigham Minerals, LLC(4)(5)(13)(15)(21)	First lien senior secured delayed draw term loan	L + 5.50%	10/27/2019	46,000	45,360	44,620	1.4%
Brigham Minerals, LLC(4)(13)(14)(21)	First lien senior secured revolving loan	L + 5.50%	7/27/2024	—	(85)	(184)	—%
Zenith Energy U.S. Logistics Holdings, LLC(4)(5)(21)	First lien senior secured loan	L + 5.50%	12/21/2024	85,365	83,801	83,657	2.6%

				292,338	287,994	285,288	8.9%
Professional services
AmSpec Services Inc.(4)(6)(21)	First lien senior secured loan	L + 5.75%	7/2/2024	102,781	101,104	100,211	3.1%
AmSpec Services Inc.(4)(8)(13)(21)	First lien senior secured revolving loan	P + 3.75%	7/2/2024	2,377	2,145	2,016	0.1%
Cardinal US Holdings, Inc.(4)(6)(16)(21)	First lien senior secured loan	L + 5.00%	7/31/2023	91,125	87,285	90,669	2.8%
DMT Solutions Global Corporation(4)(7)(21)	First lien senior secured loan	L + 7.00%	7/2/2024	54,600	52,554	52,416	1.6%
GC Agile Holdings Limited (dba Apex Fund Services)(4)(6)(16)(21)	First lien senior secured loan	L + 6.50%	6/15/2025	74,276	72,877	72,792	2.2%
GC Agile Holdings Limited (dba Apex Fund Services)(4)(13)(14)(15)(16)(21)	First lien senior secured delayed draw term loan	L + 6.50%	2/28/2019	—	(664)	(721)	—%
GC Agile Holdings Limited (dba Apex Fund Services)(4)(6)(13)(15)(16)(21)	First lien senior secured multi-draw term loan	L + 6.50%	6/15/2020	12,013	11,577	11,412	0.3%
GC Agile Holdings Limited (dba Apex Fund Services)(4)(13)(14)(16)(21)	First lien senior secured revolving loan	L + 6.50%	6/15/2023	—	(296)	(208)	—%
Gerson Lehrman Group, Inc.(4)(6)(21)	First lien senior secured loan	L + 4.25%	12/12/2024	336,585	333,245	333,220	10.2%
Gerson Lehrman Group, Inc.(4)(13)(14)(21)	First lien senior secured revolving loan	L + 4.25%	12/12/2024	—	(232)	(234)	—%

				673,757	659,595	661,573	20.3%

Owl Rock Capital Corporation

Consolidated Schedules of Investments (Continued)

As of December 31, 2018

(Amounts in thousands, except share amounts)

Company(1)(17)	Investment	Interest	Maturity Date	Par / Units	Amortized Cost(3)(23)	Fair Value	Percentage of Net Assets
Specialty retail
EW Holdco, LLC (dba European Wax)(4)(5)(21)	First lien senior secured loan	L + 4.50%	9/25/2024	57,356	56,804	56,209	1.7%
Galls, LLC(4)(5)(21)	First lien senior secured loan	L + 6.25%	1/31/2025	91,925	90,893	90,086	2.8%
Galls, LLC(4)(5)(13)(21)	First lien senior secured revolving loan	L + 6.25%	1/31/2024	9,637	9,350	9,216	0.3%
Galls, LLC(4)(5)(13)(15)(21)	First lien senior secured delayed draw term loan	L + 6.25%	1/31/2020	7,930	7,652	7,534	0.2%

				166,848	164,699	163,045	5.0%
Telecommunications
DB Datacenter Holdings Inc.(4)(5)(21)	Second lien senior secured loan	L + 7.50%	4/3/2025	35,000	34,537	34,300	1.1%
Transportation
Lytx, Inc.(4)(5)(21)	First lien senior secured loan	L + 6.75%	8/31/2023	44,134	43,034	44,134	1.4%
Lytx, Inc.(4)(13)(14)(21)	First lien senior secured revolving loan	L + 6.75%	8/31/2022	—	(45)	—	—%
Motus, LLC and Runzheimer International LLC(4)(6)(21)	First lien senior secured loan	L + 6.75%	1/17/2024	67,093	65,629	65,416	2.0%
Motus, LLC and Runzheimer International LLC(4)(13)(14)(21)	First lien senior secured revolving loan	L + 6.75%	1/17/2023	—	(111)	(137)	—%
Uber Technologies, Inc.(19)(21)(22)	Unsecured note	7.50%	11/1/2023	9,200	9,200	8,884	0.3%
Uber Technologies, Inc.(19)(21)(22)	Unsecured note	8.00%	11/1/2026	13,800	13,800	13,299	0.4%

				134,227	131,507	131,596	4.1%

Total non-controlled/non-affiliated portfolio company debt investments				5,808,505	5,709,080	5,686,384	174.2%

Equity Investments
Food and beverage
CM7 Restaurant Holdings, LLC(21)(22)	LLC Interest	N/A	N/A	340	340	188	—%
H-Food Holdings, LLC(21)(22)	LLC Interest	N/A	N/A	10,875	10,875	10,875	0.3%

				11,215	11,215	11,063	0.3%

Total non-controlled/non-affiliated portfolio company equity investments				11,215	11,215	11,063	0.3%

Total non-controlled/non-affiliated portfolio company investments				5,819,720	5,720,295	5,697,447	174.5%

Controlled/affiliated portfolio company investments
Equity Investments
Investment funds and vehicles
Sebago Lake LLC(11)(16)(18)(20)(22)		N/A	N/A	91,138	91,138	86,622	2.7%

Total controlled/affiliated portfolio company investments				91,138	91,138	86,622	2.7%

Total Investments				$5,910,858	$5,811,433	$5,784,069	177.2%

Owl Rock Capital Corporation

Consolidated Schedules of Investments (Continued)

As of December 31, 2018

(Amounts in thousands, except share amounts)

	Interest Rate Swaps as of December 31, 2018
	Company Receives	Company Pays	Maturity Date	Notional Amount	Hedged Instrument	Footnote Reference
Interest rate swap	4.75%	L + 2.545%	12/21/2021	$150,000	2023 Notes	Note 6

Total				$150,000

(1)
Certain portfolio company investments are subject to contractual restrictions on sales.

(2)
Unless otherwise indicated, all investments are considered Level 3 investments.

(3)
The amortized cost represents the original cost adjusted for the amortization of discounts and premiums, as applicable, on debt investments using the effective interest method.

(4)
Loan contains a variable rate structure and may be subject to an interest rate floor. Variable rate loans bear interest at a rate that may be determined by reference to either the London Interbank Offered Rate ("LIBOR" or "L") (which can include one-, two-, three- or six-month LIBOR) or an alternate base rate (which can include the Federal Funds Effective Rate or the Prime Rate), at the borrower's option, and which reset periodically based on the terms of the loan agreement.

(5)
The interest rate on these loans is subject to 1 month LIBOR, which as of December 31, 2018 was 2.50%.

(6)
The interest rate on these loans is subject to 3 month LIBOR, which as of December 31, 2018 was 2.81%.

(7)
The interest rate on these loans is subject to 6 month LIBOR, which as of December 31, 2018 was 2.88%.

(8)
The interest rate on these loans is subject to Prime, which as of December 31, 2018 was 5.50%.

(9)
The interest rate on this loan is subject to 3-month Canadian Dollar Offered Rate ("CDOR" or "C"), which as of December 31, 2018 was 2.24%.

(10)
The Company may be entitled to receive additional interest as a result of an arrangement with other lenders in the syndication. In exchange for the higher interest rate, the "last-out" portion is at a greater risk of loss.

(11)
Investment measured at NAV.

(12)
The first lien term loan is comprised of two components: Term Loan A and Term Loan B. The Company's Term Loan A and Term Loan B principal amounts are $32.8 million and $136.6 million, respectively. Both Term Loan A and Term Loan B have the same maturity date. Interest disclosed reflects the blended rate of the first lien term loan. The Term Loan A represents a 'first out' tranche and the Term Loan B represents a 'last out' tranche. The 'first out' tranche has priority as to the 'last out' tranche with respect to payments of principal, interest and any amounts due thereunder.

(13)
Position or portion thereof is an unfunded loan commitment. See Note 7 "Commitments and Contingencies".

(14)
The negative cost is the result of the capitalized discount being greater than the principal amount outstanding on the loan. The negative fair value is the result of the capitalized discount on the loan.

(15)
The date disclosed represents the commitment period of the unfunded term loan. Upon expiration of the commitment period, the funded portion of the term loan may be subject to a longer maturity date.

(16)
This portfolio company is not a qualifying asset under Section 55(a) of the 1940 Act. Under the 1940 Act, the Company may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of total assets. As of December 31, 2018, non-qualifying assets represented 5.6% of total assets as calculated in accordance with the regulatory requirements.

(17)
Unless otherwise indicated, the Company's portfolio companies are pledged as collateral supporting the amounts outstanding under the Revolving Credit Facility and SPV Asset Facilities. See Note 6 "Debt".

(18)
As defined in the 1940 Act, the Company is deemed to be both an "Affiliated Person" and has "Control" of this portfolio company as the Company owns more than 25% of the portfolio company's outstanding voting securities or has the power to exercise control over management or policies of such portfolio company (including through a management agreement). Other than for purposes of

Owl Rock Capital Corporation

Consolidated Schedules of Investments (Continued)

As of December 31, 2018

(Amounts in thousands, except share amounts)

  the 1940 Act, the Company does not believe that it has control over this portfolio company. The Company's investment in affiliates for the year ended December 31, 2018, were as follows:

($ in thousands)	Fair value as of December 31, 2017	Gross Additions	Gross Reductions	Change in Unrealized Gains (Losses)	Fair value as of December 31, 2018	Dividend Income	Other Income
Controlled Affiliates
Sebago Lake LLC	$65,599	$26,110	$—	$(5,087)	$86,622	$8,379	$4,871

Total Controlled Affiliates	$65,599	$26,110	$—	$(5,087)	$86,622	$8,379	$4,871

(19)
Level 2 investment.

(20)
Investment is not pledged as collateral for the credit facilities.

(21)
Represents co-investment made with the Company's affiliates in accordance with the terms of the exemptive relief that the Company received from the U.S. Securities and Exchange Commission. See Note 3 "Agreements and Related Party Transactions."

(22)
Security acquired in transaction exempt from registration under the Securities Act of 1933, and may be deemed to be "restricted securities" under the Securities Act. As of December 31, 2018, the aggregate fair value of these securities is $119.9 million or 3.7% of the Company's net assets.

(23)
As of December 31, 2018, the net estimated unrealized loss for U.S. federal income tax purposes was $41.2 million based on a tax cost basis of $5.8 billion. As of December 31, 2018, the estimated aggregate gross unrealized loss for U.S. federal income tax purposes was $62.2 million and the estimated aggregate gross unrealized gain for U.S. federal income tax purposes was $21.0 million.

The accompanying notes are an integral part of these consolidated financial statements.

Owl Rock Capital Corporation

Consolidated Statements of Changes in Net Assets

(Amounts in thousands)

(Unaudited)

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2019	2018	2019	2018
Increase (Decrease) in Net Assets Resulting from Operations
Net investment income (loss)	$119,622	$52,341	$215,628	$91,018
Net unrealized gain (loss)	5,058	2,325	23,510	7,766
Net realized gain (loss)	(10)	(3,951)	20	(3,793)

Net Increase (Decrease) in Net Assets Resulting from Operations	124,670	50,715	239,158	94,991

Distributions
Distributions declared from earnings(1)	(119,622)	(46,509)	(208,101)	(82,891)

Net Decrease in Net Assets Resulting from Shareholders' Distributions	(119,622)	(46,509)	(208,101)	(82,891)

Capital Share Transactions
Issuance of common shares	1,580,510	399,971	2,330,510	574,942
Reinvestment of distributions	43,984	19,837	83,444	38,351

Net Increase in Net Assets Resulting from Capital Share Transactions	1,624,494	419,808	2,413,954	613,293

Total Increase in Net Assets	1,629,542	424,014	2,445,011	625,393

Net Assets, at beginning of period	4,080,314	1,673,958	3,264,845	1,472,579

Net Assets, at end of period	$5,709,856	$2,097,972	$5,709,856	$2,097,972

(1)
For the three and six months ended June 30, 2019 and 2018, distributions declared from earnings were derived from net investment income

The accompanying notes are an integral part of these consolidated financial statements.

Owl Rock Capital Corporation

Consolidated Statements of Cash Flows

(Amounts in thousands)

(Unaudited)

	For the Six Months Ended June 30,
	2019	2018
Cash Flows from Operating Activities
Net Increase (Decrease) in Net Assets Resulting from Operations	$239,158	$94,991
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash used in operating activities:
Purchases of investments, net	(2,047,414)	(1,725,095)
Proceeds from investments and investment repayments, net	639,977	645,330
Net amortization of discount on investments	(16,569)	(10,805)
Payment-in-kind interest	(8,497)	(1,114)
Net change in unrealized (gain) loss on investments	(23,532)	(7,766)
Net change in unrealized (gains) losses on translation of assets and liabilities in foreign currencies	22	—
Net realized (gain) loss	183	3,793
Amortization of debt issuance costs	4,837	2,370
Amortization of offering costs	15	400
Changes in operating assets and liabilities:
(Increase) decrease in receivable for investments sold	—	19,900
(Increase) decrease in interest receivable	(10,981)	(4,353)
(Increase) decrease in receivable from a controlled affiliate	5,516	(916)
(Increase) decrease in prepaid expenses and other assets	(14,495)	(2,841)
Increase (decrease) in management fee payable	1,406	1,590
Increase (decrease) in payables to affiliate	123	(660)
Increase (decrease) in payables for investments purchased	102,996	12,584
Increase (decrease) in fair value of interest rate swap attributed to unsecured notes	13,936	—
Increase (decrease) in accrued expenses and other liabilities	3,436	7,469

Net cash used in operating activities	(1,109,883)	(965,123)

Cash Flows from Financing Activities
Borrowings on debt	1,929,564	1,537,000
Payments on debt	(2,928,100)	(967,000)
Debt issuance costs	(18,210)	(6,338)
Proceeds from issuance of common shares	2,330,510	574,942
Offering costs paid	(254)	(393)
Cash distributions paid to shareholders	(83,385)	(31,576)

Net cash provided by financing activities	1,230,125	1,106,635

Net increase (decrease) in cash and restricted cash (restricted cash of $12,903 and $3,171, respectively)	120,242	141,512
Cash and restricted cash, beginning of period (restricted cash of $6,013 and $2,638, respectively)	127,603	20,071

Cash and restricted cash, end of period (restricted cash of $18,916 and $5,809, respectively)	$247,845	$161,583

Supplemental and Non-Cash Information
Interest paid during the period	$59,612	$20,407
Distributions declared during the period	$208,101	$82,891
Reinvestment of distributions during the period	$83,444	$38,351
Distributions Payable	$119,622	$46,509
Excise taxes paid	$1,100	$210

The accompanying notes are an integral part of these consolidated financial statements.

Owl Rock Capital Corporation

Notes to Consolidated Financial Statements (Unaudited)

Note 1. Organization

        Owl Rock Capital Corporation (the "Company") is a Maryland corporation formed on October 15, 2015. The Company was formed primarily to originate and make loans to, and make debt and equity investments in, U.S. middle market companies. The Company invests in senior secured or unsecured loans, subordinated loans or mezzanine loans and, to a lesser extent, equity-related securities including warrants, preferred stock and similar forms of senior equity, which may or may not be convertible into a portfolio company's common equity. The Company's investment objective is to generate current income and to a lesser extent, capital appreciation by targeting investment opportunities with favorable risk-adjusted returns.

        The Company has elected to be regulated as a business development company ("BDC") under the Investment Company Act of 1940, as amended (the "1940 Act"). In addition, for tax purposes, the Company is treated as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Because the Company has elected to be regulated as a BDC and qualifies as a RIC under the Code, the Company's portfolio is subject to diversification and other requirements.

        On April 27, 2016, the Company formed a wholly-owned subsidiary, OR Lending LLC, a Delaware limited liability company, which holds a California finance lenders license. OR Lending LLC loans to borrowers headquartered in California. From time to time the Company may form wholly-owned subsidiaries to facilitate the normal course of business.

        Owl Rock Capital Advisors LLC (the "Adviser") serves as the Company's investment adviser. The Adviser is an indirect subsidiary of Owl Rock Capital Partners LP ("Owl Rock Capital Partners"). The Adviser is registered with the Securities and Exchange Commission ("SEC") as an investment adviser under the 1940 Act. Subject to the overall supervision of the Company's board of directors (the "Board"), the Adviser manages the day-to-day operations of, and provides investment advisory and management services to, the Company.

        On July 22, 2019, the Company closed its initial public offering ("IPO"), issuing 10 million shares of its common stock at a public offering price of $15.30 per share. Net of underwriting fees and offering costs, the Company received total cash proceeds of $141.3 million. The Company has granted the underwriters an option to purchase up to an additional 1,500,000 shares of common stock from, at the public offering price, less the sales load payable by the Company, on or before August 16, 2019. The Company's common stock began trading on the New York Stock Exchange ("NYSE") under the symbol "ORCC" on July 18, 2019.

Note 2. Significant Accounting Policies

  Basis of Presentation

        The accompanying consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"). The Company is an investment company and, therefore, applies the specialized accounting and reporting guidance in Accounting Standards Codification ("ASC") Topic 946, Financial Services—Investment Companies. In the opinion of management, all adjustments considered necessary for the fair presentation of the consolidated financial statements have been included. The Company was initially capitalized on March 1, 2016 and commenced operations on March 3, 2016. The Company's fiscal year ends on December 31.

Owl Rock Capital Corporation

Notes to Consolidated Financial Statements (Unaudited) (Continued)

Note 2. Significant Accounting Policies (Continued)

  Use of Estimates

        The preparation of the consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements. Actual amounts could differ from those estimates and such differences could be material.

  Cash

        Cash consists of deposits held at a custodian bank and restricted cash pledged as collateral. Cash is carried at cost, which approximates fair value. The Company deposits its cash with highly-rated banking corporations and, at times, may exceed the insured limits under applicable law.

  Investments at Fair Value

        Investment transactions are recorded on the trade date. Realized gains or losses are measured by the difference between the net proceeds received and the amortized cost basis of the investment using the specific identification method without regard to unrealized gains or losses previously recognized, and include investments charged off during the period, net of recoveries. The net change in unrealized gains or losses primarily reflects the change in investment values, including the reversal of previously recorded unrealized gains or losses with respect to investments realized during the period.

        Investments for which market quotations are readily available are typically valued at the bid price of those market quotations. To validate market quotations, the Company utilizes a number of factors to determine if the quotations are representative of fair value, including the source and number of the quotations. Debt and equity securities that are not publicly traded or whose market prices are not readily available, as is the case for substantially all of the Company's investments, are valued at fair value as determined in good faith by the Board, based on, among other things, the input of the Adviser, the Company's audit committee and independent third-party valuation firm(s) engaged at the direction of the Board.

        As part of the valuation process, the Board takes into account relevant factors in determining the fair value of the Company's investments, including: the estimated enterprise value of a portfolio company (i.e., the total fair value of the portfolio company's debt and equity), the nature and realizable value of any collateral, the portfolio company's ability to make payments based on its earnings and cash flow, the markets in which the portfolio company does business, a comparison of the portfolio company's securities to any similar publicly traded securities, and overall changes in the interest rate environment and the credit markets that may affect the price at which similar investments may be made in the future. When an external event such as a purchase or sale transaction, public offering or subsequent equity sale occurs, the Board considers whether the pricing indicated by the external event corroborates its valuation.

        The Board undertakes a multi-step valuation process, which includes, among other procedures, the following:

  •
  With respect to investments for which market quotations are readily available, those investments will typically be valued at the bid price of those market quotations;

Owl Rock Capital Corporation

Notes to Consolidated Financial Statements (Unaudited) (Continued)

Note 2. Significant Accounting Policies (Continued)

  •
  With respect to investments for which market quotations are not readily available, the valuation process begins with the independent valuation firm(s) providing a preliminary valuation of each investment to the Adviser's valuation committee;

  •
  Preliminary valuation conclusions are documented and discussed with the Adviser's valuation committee. Agreed upon valuation recommendations are presented to the Audit Committee;

  •
  The Audit Committee reviews the valuation recommendations and recommends values for each investment to the Board; and

  •
  The Board reviews the recommended valuations and determines the fair value of each investment.

        The Company conducts this valuation process on a quarterly basis.

        The Company applies Financial Accounting Standards Board Accounting Standards Codification 820, Fair Value Measurements ("ASC 820"), as amended, which establishes a framework for measuring fair value in accordance with U.S. GAAP and required disclosures of fair value measurements. ASC 820 determines fair value to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date. Market participants are defined as buyers and sellers in the principal or most advantageous market (which may be a hypothetical market) that are independent, knowledgeable, and willing and able to transact. In accordance with ASC 820, the Company considers its principal market to be the market that has the greatest volume and level of activity. ASC 820 specifies a fair value hierarchy that prioritizes and ranks the level of observability of inputs used in determination of fair value. In accordance with ASC 820, these levels are summarized below:

  •
  Level 1—Valuations based on quoted prices in active markets for identical assets or liabilities that the Company has the ability to access.

  •
  Level 2—Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

  •
  Level 3—Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

        Transfers between levels, if any, are recognized at the beginning of the quarter in which the transfer occurs. In addition to using the above inputs in investment valuations, the Company applies the valuation policy approved by its Board that is consistent with ASC 820. Consistent with the valuation policy, the Company evaluates the source of the inputs, including any markets in which its investments are trading (or any markets in which securities with similar attributes are trading), in determining fair value. When an investment is valued based on prices provided by reputable dealers or pricing services (such as broker quotes), the Company subjects those prices to various criteria in making the determination as to whether a particular investment would qualify for treatment as a Level 2 or Level 3 investment. For example, the Company, or the independent valuation firm(s), reviews pricing support provided by dealers or pricing services in order to determine if observable market information is being used, versus unobservable inputs.

        Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company's investments may fluctuate from period

Owl Rock Capital Corporation

Notes to Consolidated Financial Statements (Unaudited) (Continued)

Note 2. Significant Accounting Policies (Continued)

to period. Additionally, the fair value of such investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that may ultimately be realized. Further, such investments are generally less liquid than publicly traded securities and may be subject to contractual and other restrictions on resale. If the Company were required to liquidate a portfolio investment in a forced or liquidation sale, it could realize amounts that are different from the amounts presented and such differences could be material.

        In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected herein.

  Financial and Derivative Instruments

        Pursuant to ASC 815 Derivatives and Hedging, further clarified by the FASB's issuance of the Accounting Standards Update ("ASU") No. 2017-12, Derivatives and Hedging, which was adopted early in 2017 by the Company, all derivative instruments entered into by the Company are designated as hedging instruments. For all derivative instruments designated as a hedge, the entire change in the fair value of the hedging instrument shall be recorded in the same line item of the Consolidated Statements of Operations as the hedged item. The Company's derivative instruments are used to hedge the Company's fixed rate debt, and therefore both the periodic payment and the change in fair value for the effective hedge, if applicable, will be recognized as components of interest expense in the Consolidated Statements of Operations.

  Foreign Currency

        Foreign currency amounts are translated into U.S. dollars on the following basis:

  •
  cash, fair value of investments, outstanding debt, other assets and liabilities: at the spot exchange rate on the last business day of the period; and

  •
  purchases and sales of investments, borrowings and repayments of such borrowings, income and expenses: at the rates of exchange prevailing on the respective dates of such transactions.

        The Company includes net changes in fair values on investments held resulting from foreign exchange rate fluctuations with the change in unrealized gains (losses) on translation of assets and liabilities in foreign currencies on the Consolidated Statements of Operations. The Company's current approach to hedging the foreign currency exposure in its non-U.S. dollar denominated investments is primarily to borrow the par amount in local currency under the Company's Revolving Credit Facility to fund these investments. Fluctuations arising from the translation of foreign currency borrowings are included with the net change in unrealized gains (losses) on translation of assets and liabilities in foreign currencies on the Consolidated Statements of Operations.

        Investments denominated in foreign currencies and foreign currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

Owl Rock Capital Corporation

Notes to Consolidated Financial Statements (Unaudited) (Continued)

Note 2. Significant Accounting Policies (Continued)

  Interest and Dividend Income Recognition

        Interest income is recorded on the accrual basis and includes amortization of discounts or premiums. Discounts and premiums to par value on securities purchased are amortized into interest income over the contractual life of the respective security using the effective yield method. The amortized cost of investments represents the original cost adjusted for the amortization of discounts or premiums, if any. Upon prepayment of a loan or debt security, any prepayment premiums, unamortized upfront loan origination fees and unamortized discounts are recorded as interest income in the current period.

        Loans are generally placed on non-accrual status when there is reasonable doubt that principal or interest will be collected in full. Accrued interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management's judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest is paid current and, in management's judgment, are likely to remain current. Management may make exceptions to this treatment and determine to not place a loan on non-accrual status if the loan has sufficient collateral value and is in the process of collection. As of June 30, 2019, no investments are on non-accrual status.

        Dividend income on preferred equity securities is recorded on the accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity securities is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly-traded portfolio companies.

  Other Income

        From time to time, the Company may receive fees for services provided to portfolio companies. These fees are generally only available to the Company as a result of closing investments, are normally paid at the closing of the investments, are generally non-recurring and are recognized as revenue when earned upon closing of the investment. The services that the Adviser provides vary by investment, but can include closing, work, diligence or other similar fees and fees for providing managerial assistance to our portfolio companies.

  Organization Expenses

        Costs associated with the organization of the Company are expensed as incurred. These expenses consist primarily of legal fees and other costs of organizing the Company.

  Offering Expenses

        Costs associated with the private placement offering of common shares of the Company are capitalized as deferred offering expenses and are included in prepaid expenses and other assets in the Consolidated Statements of Assets and Liabilities and are amortized over a twelve-month period from incurrence. The Company will record expenses related to public equity offerings as a reduction of capital upon completion of an offering of registered securities. The costs associated with renewals of the Company's shelf registration statement will be expensed as incurred.

Owl Rock Capital Corporation

Notes to Consolidated Financial Statements (Unaudited) (Continued)

Note 2. Significant Accounting Policies (Continued)

  Debt Issuance Costs

        The Company records origination and other expenses related to its debt obligations as deferred financing costs. These expenses are deferred and amortized utilizing the effective yield method, over the life of the related debt instrument. Debt issuance costs are presented on the Consolidated Statements of Assets and Liabilities as a direct deduction from the debt liability. In circumstances in which there is not an associated debt liability amount recorded in the consolidated financial statements when the debt issuance costs are incurred, such debt issuance costs will be reported on the Consolidated Statements of Assets and Liabilities as an asset until the debt liability is recorded.

  Reimbursement of Transaction-Related Expenses

        The Company may receive reimbursement for certain transaction-related expenses in pursuing investments. Transaction-related expenses, which are generally expected to be reimbursed by the Company's portfolio companies, are typically deferred until the transaction is consummated and are recorded in prepaid expenses and other assets on the date incurred. The costs of successfully completed investments not otherwise reimbursed are borne by the Company and are included as a component of the investment's cost basis.

        Cash advances received in respect of transaction-related expenses are recorded as cash with an offset to accrued expenses and other liabilities. Accrued expenses and other liabilities are relieved as reimbursable expenses are incurred.

  Income Taxes

        The Company has elected to be treated as a BDC under the 1940 Act. The Company has elected to be treated as a RIC under the Code beginning with its taxable year ending December 31, 2016 and intends to continue to qualify as a RIC. So long as the Company maintains its tax treatment as a RIC, it generally will not pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that it distributes at least annually to its shareholders as dividends. Instead, any tax liability related to income earned and distributed by the Company represents obligations of the Company's investors and will not be reflected in the consolidated financial statements of the Company.

        To qualify as a RIC, the Company must, among other things, meet certain source-of-income and asset diversification requirements. In addition, to qualify for RIC tax treatment, the Company must distribute to its shareholders, for each taxable year, at least 90% of its "investment company taxable income" for that year, which is generally its ordinary income plus the excess of its realized net short-term capital gains over its realized net long-term capital losses. In order for the Company not to be subject to U.S. federal excise taxes, it must distribute annually an amount at least equal to the sum of (i) 98% of its net ordinary income (taking into account certain deferrals and elections) for the calendar year, (ii) 98.2% of its capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (iii) any net ordinary income and capital gains in excess of capital losses for preceding years that were not distributed during such years. The Company, at its discretion, may carry forward taxable income in excess of calendar year dividends and pay a 4% nondeductible U.S. federal excise tax on this income.

        The Company evaluates tax positions taken or expected to be taken in the course of preparing its consolidated financial statements to determine whether the tax positions are "more-likely-than-not" to

Owl Rock Capital Corporation

Notes to Consolidated Financial Statements (Unaudited) (Continued)

Note 2. Significant Accounting Policies (Continued)

be sustained by the applicable tax authority. Tax positions not deemed to meet the "more-likely-than-not" threshold are reserved and recorded as a tax benefit or expense in the current year. All penalties and interest associated with income taxes are included in income tax expense. Conclusions regarding tax positions are subject to review and may be adjusted at a later date based on factors including, but not limited to, on-going analyses of tax laws, regulations and interpretations thereof. There were no material uncertain tax positions through December 31, 2018. The 2015 through 2017 tax years remain subject to examination by U.S. federal, state and local tax authorities.

  Distributions to Common Shareholders

        Distributions to common shareholders are recorded on the record date. The amount to be distributed is determined by the Board and is generally based upon the earnings estimated by the Adviser. Net realized long-term capital gains, if any, would be generally distributed at least annually, although the Company may decide to retain such capital gains for investment.

        The Company has adopted a dividend reinvestment plan that provides for reinvestment of any cash distributions on behalf of shareholders, unless a shareholder elects to receive cash. As a result, if the Board authorizes and declares a cash distribution, then the shareholders who have not "opted out" of the dividend reinvestment plan will have their cash distribution automatically reinvested in additional shares of the Company's common stock, rather than receiving the cash distribution. The Company expects to use newly issued shares to implement the dividend reinvestment plan.

  Consolidation

        As provided under Regulation S-X and ASC Topic 946—Financial Services—Investment Companies, the Company will generally not consolidate its investment in a company other than a wholly-owned investment company or controlled operating company whose business consists of providing services to the Company. Accordingly, the Company consolidated the accounts of the Company's wholly-owned subsidiaries in its consolidated financial statements. All significant intercompany balances and transactions have been eliminated in consolidation.

        The Company does not consolidate its equity interest in Sebago Lake LLC ("Sebago Lake"). For further description of the Company's investment in Sebago Lake, see Note 4 "Investments".

  New Accounting Pronouncements

  Revenue Recognition

        In May 2014, the FASB issued ASU No. 2014-09, Revenue from Contracts with Customers (Topic 606). The guidance in this ASU supersedes the revenue recognition requirements in Revenue Recognition (Topic 605). Under the updated guidance, an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. The amendments in ASU No. 2014-09 are effective for annual reporting periods beginning after December 15, 2018, including interim periods within that reporting period.

        In March 2016, the FASB issued ASU No. 2016-08, Revenue from Contracts with Customers (Topic 606): Principal versus Agent Considerations, which clarifies the guidance in ASU No. 2014-09 and has the same effective date as the original standard.

Owl Rock Capital Corporation

Notes to Consolidated Financial Statements (Unaudited) (Continued)

Note 2. Significant Accounting Policies (Continued)

        In April 2016, the FASB issued ASU No. 2016-10, Revenue from Contracts with Customers (Topic 606): Identifying Performance Obligations and Licensing, an update on identifying performance obligations and accounting for licenses of intellectual property.

        In May 2016, the FASB issued ASU No. 2016-12, Revenue from Contracts with Customers (Topic 606): Narrow-Scope Improvements and Practical Expedients, which includes amendments for enhanced clarification of the guidance.

        In December 2016, the FASB issued ASU No. 2016-20, Technical Corrections and Improvements to Revenue from Contracts with Customers (Topic 606), the amendments in this update are of a similar nature to the items typically addressed in the technical corrections and improvements project.

        Management has adopted the aforementioned accounting pronouncements and does not believe that they had a material effect on the accompanying consolidated financial statements.

Note 3. Agreements and Related Party Transactions

  Administration Agreement

        On March 1, 2016, the Company entered into an Administration Agreement (the "Administration Agreement") with the Adviser. Under the terms of the Administration Agreement, the Adviser performs, or oversees, the performance of, required administrative services, which includes providing office space, equipment and office services, maintaining financial records, preparing reports to shareholders and reports filed with the SEC, and managing the payment of expenses and the performance of administrative and professional services rendered by others.

        The Administration Agreement also provides that the Company reimburses the Adviser for certain organization costs incurred prior to the commencement of the Company's operations, and for certain offering costs.

        The Company reimburses the Adviser for services performed for it pursuant to the terms of the Administration Agreement. In addition, pursuant to the terms of the Administration Agreement, the Adviser may delegate its obligations under the Administration Agreement to an affiliate or to a third party and the Company will reimburse the Adviser for any services performed for it by such affiliate or third party.

        On February 27, 2019, the Board approved to extend the Administration Agreement. Unless earlier terminated as described below, the Administration Agreement will remain in effect until March 1, 2020 and from year to year thereafter if approved annually by (1) the vote of the Board, or by the vote of a majority of its outstanding voting securities, and (2) the vote of a majority of the Company's directors who are not "interested persons" of the Company, of the Adviser or of any of their respective affiliates, as defined in the 1940 Act. The Administration Agreement may be terminated at any time, without the payment of any penalty, on 60 days' written notice, by the vote of a majority of the outstanding voting securities of the Company, or by the vote of the Board or by the Adviser.

        No person who is an officer, director, or employee of the Adviser or its affiliates and who serves as a director of the Company receives any compensation from the Company for his or her services as a director. However, the Company reimburses the Adviser (or its affiliates) for an allocable portion of the compensation paid by the Adviser or its affiliates to the Company's Chief Compliance Officer,

Owl Rock Capital Corporation

Notes to Consolidated Financial Statements (Unaudited) (Continued)

Note 3. Agreements and Related Party Transactions (Continued)

Chief Financial Officer and their respective staffs (based on the percentage of time those individuals devote, on an estimated basis, to the business and affairs of the Company). Directors who are not affiliated with the Adviser receive compensation for their services and reimbursement of expenses incurred to attend meetings.

        For the three and six months ended June 30, 2019, the Company incurred expenses of approximately $1.6 million and $2.8 million, respectively, for costs and expenses reimbursable to the Adviser under the terms of the Administration Agreement. For the three and six months ended June 30, 2018, the Company incurred expenses of approximately $0.9 million and $1.6 million, respectively, for costs and expenses reimbursable to the Adviser under the terms of the Administration Agreement.

        As of June 30, 2019 and December 31, 2018, amounts reimbursable to the Adviser pursuant to the Administration Agreement were $3.0 million and $2.8 million, respectively.

  Investment Advisory Agreement

        On March 1, 2016, the Company entered into the Original Investment Advisory Agreement with the Adviser. On February 27, 2019, the Board determined to amend and restate the Original Investment Advisory Agreement (as amended and restated, the "Investment Advisory Agreement") to reduce the fees that the Company will pay the Adviser following the listing of the Company's common stock on a national securities exchange (an "Exchange Listing"). Under the terms of the Investment Advisory Agreement, the Adviser is responsible for managing the Company's business and activities, including sourcing investment opportunities, conducting research, performing diligence on potential investments, structuring its investments, and monitoring its portfolio companies on an ongoing basis through a team of investment professionals.

        The Adviser's services under the Investment Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to the Company are not impaired.

        Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect until February 27, 2020 and will remain in effect from year-to-year thereafter if approved annually by a majority of the Board or by the holders of a majority of our outstanding voting securities and, in each case, by a majority of independent directors.

        The Investment Advisory Agreement will automatically terminate within the meaning of the 1940 Act and related SEC guidance and interpretations in the event of its assignment. In accordance with the 1940 Act, without payment of any penalty, the Company may terminate the Investment Advisory Agreement with the Adviser upon 60 days' written notice. The decision to terminate the agreement may be made by a majority of the Board or the shareholders holding a majority (as defined under the 1940 Act) of the outstanding shares of the Company's common stock or the Adviser. In addition, without payment of any penalty, the Adviser may generally terminate the Investment Advisory Agreement upon 60 days' written notice and, in certain circumstances, the Adviser may only be able to terminate the Investment Advisory Agreement upon 120 days' written notice.

        From time to time, the Adviser may pay amounts owed by the Company to third-party providers of goods or services, including the Board, and the Company will subsequently reimburse the Adviser for such amounts paid on its behalf. Amounts payable to the Adviser are settled in the normal course of business without formal payment terms.

Owl Rock Capital Corporation

Notes to Consolidated Financial Statements (Unaudited) (Continued)

Note 3. Agreements and Related Party Transactions (Continued)

        Under the terms of the Investment Advisory Agreement, the Company will pay the Adviser a base management fee and may also pay to it certain incentive fees. The cost of both the management fee and the incentive fee will ultimately be borne by the Company's shareholders.

        The management fee is payable quarterly in arrears. Prior to the IPO, which qualifies as an Exchange Listing, the management fee is payable at an annual rate of 0.75% of the Company's (i) average gross assets, excluding cash and cash equivalents but including assets purchased with borrowed amounts, at the end of the Company's two most recently completed calendar quarters plus (ii) the average of any remaining unfunded Capital Commitments at the end of the two most recently completed calendar quarters.

        Following the IPO, the management fee is payable at an annual rate of 1.5% of the Company's average gross assets excluding cash and cash equivalents but including assets purchased with borrowed amounts, at the end of the two most recently completed calendar quarters. The management fee for any partial month or quarter, as the case may be, will be appropriately prorated and adjusted for any share issuances or repurchases during the relevant calendar months or quarters, as the case may be.

        On February 27, 2019, the Adviser agreed at all times prior to the fifteen-month anniversary of an Exchange Listing (which includes the IPO), to waive any portion of the Management Fee that is in excess of 0.75% of the Company's gross assets, excluding cash and cash-equivalents but including assets purchased with borrowed amounts at the end of the two most recently completed calendar quarters, calculated in accordance with the Investment Advisory Agreement.

        For the three and six months ended June 30, 2019, management fees were $15.5 million and $30.6 million, respectively. For the three and six months ended June 30, 2018, management fees were $12.7 million and $24.8 million, respectively

        Pursuant to the Investment Advisory Agreement, the Adviser is not entitled to an incentive fee prior to the IPO.

        Following the IPO, the incentive fee will consist of two components that are independent of each other, with the result that one component may be payable even if the other is not. A portion of the incentive fee is based on the Company's pre-incentive fee net investment income and a portion is based on the Company's capital gains. The portion of the incentive fee based on pre-incentive fee net investment income is determined and paid quarterly in arrears commencing with the first calendar quarter following an Exchange Listing, and equals 100% of the pre-incentive fee net investment income in excess of a 1.5% quarterly "hurdle rate," until the Adviser has received 17.5% of the total pre-incentive fee net investment income for that calendar quarter and, for pre-incentive fee net investment income in excess of 1.82% quarterly, 17.5% of all remaining pre-incentive fee net investment income for that calendar quarter.

        The second component of the incentive fee, the capital gains incentive fee, payable at the end of each calendar year in arrears, equals 17.5% of cumulative realized capital gains from the date on which the Exchange Listing becomes effective (the "Listing Date") to the end of each calendar year, less cumulative realized capital losses and unrealized capital depreciation from the Listing Date to the end of each calendar year, less the aggregate amount of any previously paid capital gains incentive fee for prior periods. In no event will the capital gains incentive fee payable pursuant to the Investment Advisory Agreement be in excess of the amount permitted by the Advisers Act, including Section 205 thereof.

Owl Rock Capital Corporation

Notes to Consolidated Financial Statements (Unaudited) (Continued)

Note 3. Agreements and Related Party Transactions (Continued)

        On February 27, 2019, the Adviser agreed at all times prior to the fifteen-month anniversary of an Exchange Listing (which includes the IPO), to waive the Incentive Fee (including, for the avoidance of doubt, the Capital Gains Incentive Fee).

        There was no incentive fee for the three and six months ended June 30, 2019 and 2018.

  Affiliated Transactions

        The Company may be prohibited under the 1940 Act from participating in certain transactions with its affiliates without prior approval of the directors who are not interested persons, and in some cases, the prior approval of the SEC. The Company, the Adviser and certain of their affiliates have been granted exemptive relief by the SEC for the Company to co-invest with other funds managed by the Adviser or its affiliates in a manner consistent with the Company's investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. Pursuant to such exemptive relief, the Company generally is permitted to co-invest with certain of its affiliates if a "required majority" (as defined in Section 57(o) of the 1940 Act) of the Board make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transaction, including the consideration to be paid, are reasonable and fair to the Company and its shareholders and do not involve overreaching of the Company or its shareholders on the part of any person concerned, (2) the transaction is consistent with the interests of the Company's shareholders and is consistent with its investment objective and strategies, and (3) the investment by its affiliates would not disadvantage the Company, and the Company's participation would not be on a basis different from or less advantageous than that on which its affiliates are investing. The Adviser is under common control with Owl Rock Technology Advisors LLC ("ORTA") and Owl Rock Capital Private Fund Advisors LLC ("ORCPFA"), which are also investment advisers and indirect subsidiaries of Owl Rock Capital Partners. The Adviser, ORTA and ORCPFA are referred to as the "Owl Rock Advisers" and together with Owl Rock Capital Partners are referred to, collectively, as "Owl Rock." Owl Rock Advisers' investment allocation policy seeks to ensure equitable allocation of investment opportunities between the Company, Owl Rock Capital Corporation II, a BDC advised by the Adviser, Owl Rock Technology Finance Corp., a BDC advised by ORTA, and/or other funds managed by the Adviser or its affiliates. As a result of exemptive relief, there could be significant overlap in the Company's investment portfolio and the investment portfolio of Owl Rock Capital Corporation II, Owl Rock Technology Finance Corp. and/or other funds established by the Adviser or its affiliates that could avail themselves of the exemptive relief.

  License Agreement

        The Company has entered into a license agreement (the "License Agreement"), pursuant to which an affiliate of Owl Rock Capital Partners LP has granted the Company a non-exclusive license to use the name "Owl Rock." Under the License Agreement, the Company has a right to use the Owl Rock name for so long as the Adviser or one of its affiliates remains the Company's investment adviser. Other than with respect to this limited license, the Company will have no legal right to the "Owl Rock" name or logo.

Owl Rock Capital Corporation

Notes to Consolidated Financial Statements (Unaudited) (Continued)

Note 4. Investments

        Under the 1940 Act, the Company is required to separately identify non-controlled investments where it owns 5% or more of a portfolio company's outstanding voting securities and/or has the power to exercise control over the management or policies of such portfolio company as investments in "affiliated" companies. In addition, under the 1940 Act, the Company is required to separately identify investments where it owns more than 25% of a portfolio company's outstanding voting securities and/or has the power to exercise control over the management or policies of such portfolio company as investments in "controlled" companies. Under the 1940 Act, "non-affiliated investments" are defined as investments that are neither controlled investments nor affiliated investments. Detailed information with respect to the Company's non-controlled, non-affiliated; non-controlled, affiliated; and controlled affiliated investments is contained in the accompanying consolidated financial statements, including the consolidated schedule of investments. The information in the tables below is presented on an aggregate portfolio basis, without regard to whether they are non-controlled non-affiliated, non-controlled affiliated or controlled affiliated investments.

        Investments at fair value and amortized cost consisted of the following as of June 30, 2019 and December 31, 2018:

	June 30, 2019		December 31, 2018
($ in thousands)	Amortized Cost	Fair Value	Amortized Cost	Fair Value
First-lien senior secured debt investments	$5,888,168	$5,884,919	$4,566,573	$4,554,835
Second-lien senior secured debt investments	1,227,740	1,226,861	1,119,507	1,109,366
Unsecured debt investments	23,000	24,435	23,000	22,183
Equity investments	13,206	14,355	11,215	11,063
Investment funds and vehicles(1)	91,638	90,185	91,138	86,622

Total Investments	$7,243,752	$7,240,755	$5,811,433	$5,784,069

(1)
Includes equity investment in Sebago Lake. See below, within Note 4, for more information regarding Sebago Lake.

Owl Rock Capital Corporation

Notes to Consolidated Financial Statements (Unaudited) (Continued)

Note 4. Investments (Continued)

        The industry composition of investments based on fair value as of June 30, 2019 and December 31, 2018 was as follows:

	June 30, 2019	December 31, 2018
Advertising and media	3.4%	4.2%
Aerospace and defense	2.7	—
Automotive	2.1	2.6
Buildings and real estate	6.5	5.2
Business services	5.1	7.6
Chemicals	3.3	1.7
Consumer products	3.3	1.8
Containers and packaging	0.6	0.7
Distribution	8.7	10.6
Education	4.3	3.0
Energy equipment and services	1.7	1.6
Financial services	1.8	1.9
Food and beverage	6.9	8.4
Healthcare providers and services	8.9	6.5
Healthcare technology	1.6	0.7
Household products	0.7	0.9
Infrastructure and environmental services	2.9	3.4
Insurance	2.1	0.6
Internet software and services	10.1	9.5
Investment funds and vehicles(1)	1.2	1.5
Leisure and entertainment	2.7	3.8
Manufacturing	1.8	1.8
Oil and gas	2.9	4.9
Professional services	10.0	11.4
Specialty retail	2.5	2.8
Telecommunications	0.5	0.6
Transportation	1.7	2.3

Total	100.0%	100.0%

(1)
Includes equity investment in Sebago Lake. See below, within Note 4, for more information regarding Sebago Lake.

Owl Rock Capital Corporation

Notes to Consolidated Financial Statements (Unaudited) (Continued)

Note 4. Investments (Continued)

        The geographic composition of investments based on fair value as of June 30, 2019 and December 31, 2018 was as follows:

	June 30, 2019	December 31, 2018
United States:
Midwest	17.2%	17.3%
Northeast	16.9	22.0
South	42.7	36.7
West	18.4	20.1
Belgium	1.3	1.6
Canada	1.3	0.9
United Kingdom	2.2	1.4

Total	100.0%	100.0%

  Sebago Lake LLC

        Sebago Lake, a Delaware limited liability company, was formed as a joint venture between the Company and The Regents of the University of California ("Regents") and commenced operations on June 20, 2017. Sebago Lake's principal purpose is to make investments, primarily in senior secured loans that are made to middle-market companies or in broadly syndicated loans. Both the Company and Regents (the "Members") have a 50% economic ownership in Sebago Lake. Except under certain circumstances, contributions to Sebago Lake cannot be redeemed. Each of the Members initially agreed to contribute up to $100 million to Sebago Lake. On July 26, 2018, each of the Members increased their contribution to Sebago Lake up to an aggregate of $125 million. As of June 30, 2019, each Member has funded $91.6 million of their $125 million commitments. Sebago Lake is managed by the Members, each of which have equal voting rights. Investment decisions must be approved by each of the Members.

        The Company has determined that Sebago Lake is an investment company under ASC 946; however, in accordance with such guidance, the Company will generally not consolidate its investment in a company other than a wholly owned investment company subsidiary or a controlled operating company whose business consists of providing services to the Company. Accordingly, the Company does not consolidate its non-controlling interest in Sebago Lake.

        During 2018, the Company acquired one investment from Sebago Lake at fair market value. The transaction generated a realized gain of $0.1 million for Sebago Lake. During 2017, the Company sold its investment in three portfolio companies at fair market value to Sebago Lake generating a realized gain of $0.5 million.

Owl Rock Capital Corporation

Notes to Consolidated Financial Statements (Unaudited) (Continued)

Note 4. Investments (Continued)

        As of June 30, 2019 and December 31, 2018, Sebago Lake had total investments in senior secured debt at fair value of $499.8 million and $531.5 million, respectively. The determination of fair value is in accordance with ASC 820; however, such fair value is not included in the Board's valuation process described herein. The following table is a summary of Sebago Lake's portfolio as well as a listing of the portfolio investments in Sebago Lake's portfolio as of June 30, 2019 and December 31, 2018:

($ in thousands)	June 30, 2019	December 31, 2018
Total senior secured debt investments(1)	$507,306	$545,553
Weighted average spread over LIBOR(1)	4.59%	4.66%
Number of portfolio companies	16	16
Largest funded investment to a single borrower(1)	$49,517	$49,768

(1)
At par.

Sebago Lake's Portfolio as of June 30, 2019 ($ in thousands)
Company(1)(2)(4)(5)	Investment	Interest	Maturity Date	Par / Units	Amortized Cost(3)	Fair Value	Percentage of Members' Equity
Debt Investments
Aerospace and defense
Applied Composites Holdings, LLC (fka AC&A Enterprises Holdings, LLC)(7)	First lien senior secured loan	L + 5.50%	12/21/2023	35,368	$34,813	34,800	19.3%
Applied Composites Holdings, LLC (fka AC&A Enterprises Holdings, LLC)(9)(11)(14)	First lien senior secured revolving loan	P + 4.50%	12/21/2022	750	708	702	0.4%
Dynasty Acquisition Co., Inc. (dba StandardAero Limited)(7)	First lien senior secured loan	L + 4.00%	4/4/2026	40,000	39,805	39,800	22.1%
Space Exploration Technologies Corp.(6)	First lien senior secured loan	L + 4.25%	11/21/2025	24,875	24,644	24,626	13.7%

				100,993	99,970	99,928	55.5%
Education
SSH Group Holdings, Inc. (dba Stratford School)(7)(10)	First lien senior secured loan	L + 4.25%	7/30/2025	34,737	34,643	34,492	19.1%
Food and beverage
DecoPac, Inc.(7)	First lien senior secured loan	L + 4.25%	9/30/2024	20,561	20,483	20,602	11.4%
DecoPac, Inc.(6)(11)(14)	First lien senior secured revolving loan	L + 4.25%	9/29/2023	714	702	715	0.4%
FQSR, LLC (dba KBP Investments)(7)	First lien senior secured loan	L + 5.50%	5/14/2023	24,632	24,335	24,336	13.5%

Owl Rock Capital Corporation

Notes to Consolidated Financial Statements (Unaudited) (Continued)

Note 4. Investments (Continued)

Sebago Lake's Portfolio as of June 30, 2019 ($ in thousands)
Company(1)(2)(4)(5)	Investment	Interest	Maturity Date	Par / Units	Amortized Cost(3)	Fair Value	Percentage of Members' Equity
FQSR, LLC (dba KBP Investments)(7)(11)(13)(14)	First lien senior secured delayed draw term loan	L + 5.50%	5/14/2020	3,305	3,233	3,231	1.8%
Give & Go Prepared Foods Corp.(6)(10)	First lien senior secured loan	L + 4.25%	7/29/2023	24,563	24,518	22,475	12.5%
Sovos Brands Intermediate, Inc.(8)	First lien senior secured loan	L + 5.00%	7/20/2025	44,775	44,368	44,341	24.6%

				118,550	117,639	115,700	64.2%
Healthcare equipment and services
Cadence, Inc.(6)	First lien senior secured loan	L + 4.50%	5/21/2025	27,473	26,888	26,915	14.9%
Cadence, Inc.(11)(12)(14)	First lien senior secured revolving loan	L + 4.50%	5/21/2025	—	(143)	(149)	(0.1)%

				27,473	26,745	26,766	14.8%
Healthcare technology
VVC Holdings Corp. (dba Athenahealth, Inc.)(7)(10)	First lien senior secured loan	L + 4.50%	2/11/2026	19,950	19,566	19,884	11.0%
Infrastructure and environmental services
CHA Holding, Inc.(7)	First lien senior secured loan	L + 4.50%	4/10/2025	24,750	24,655	24,651	13.7%
CHA Holding, Inc.(7)(11)(13)(14)	First lien senior secured delayed draw term loan	L + 4.50%	10/10/2019	5,217	5,195	5,196	2.9%

				29,967	29,850	29,847	16.6%
Insurance
Integro Parent Inc.(7)	First lien senior secured loan	L + 5.75%	10/28/2022	44,425	44,250	43,936	24.3%
Integro Parent Inc.(11)(12)(14)	First lien senior secured revolving loan	L + 4.50%	10/30/2021	—	(21)	(54)	—%
USRP Holdings, Inc. (dba U.S. Retirement and Benefits Partners)(7)	First lien senior secured loan	L + 4.25%	3/29/2025	34,737	34,003	33,779	18.7%
USRP Holdings, Inc. (dba U.S. Retirement and Benefits Partners)(7)(11)(14)	First lien senior secured revolving loan	L + 4.25%	3/29/2023	1,125	985	946	0.5%

Owl Rock Capital Corporation

Notes to Consolidated Financial Statements (Unaudited) (Continued)

Note 4. Investments (Continued)

Sebago Lake's Portfolio as of June 30, 2019 ($ in thousands)
Company(1)(2)(4)(5)	Investment	Interest	Maturity Date	Par / Units	Amortized Cost(3)	Fair Value	Percentage of Members' Equity
USRP Holdings, Inc. (dba U.S. Retirement and Benefits Partners)(7)(11)(13)	First lien senior secured delayed draw term loan	L + 4.25%	3/29/2020	6,132	5,953	5,892	3.3%

				86,419	85,170	84,499	46.8%
Internet software and services
DigiCert, Inc.(6)(10)	First lien senior secured loan	L + 4.00%	10/31/2024	49,517	49,276	49,271	27.3%
Manufacturing
Engineered Machinery Holdings(7)	First lien senior secured loan	L + 4.25%	7/19/2024	14,925	14,646	14,627	8.1%
Transportation
Uber Technologies, Inc.(6)(10)	First lien senior secured loan	L + 4.00%	4/4/2025	24,775	24,630	24,765	13.7%

Total Debt Investments				$507,306	$502,135	$499,779	277.1%

Total Investments				$507,306	$502,135	$499,779	277.1%

(1)
Certain portfolio company investments are subject to contractual restrictions on sales.

(2)
Unless otherwise indicated, Sebago Lake's investments are pledged as collateral supporting the amounts outstanding under Sebago Lake's credit facility.

(3)
The amortized cost represents the original cost adjusted for the amortization of discounts and premiums, as applicable, on debt investments using the effective interest method.

(4)
Unless otherwise indicated, all investments are considered Level 3 investments.

(5)
Unless otherwise indicated, loan contains a variable rate structure, and may be subject to an interest rate floor. Variable rate loans bear interest at a rate that may be determined by reference to either the London Interbank Offered Rate ("LIBOR" or "L") (which can include one-, two-, three- or six-month LIBOR) or an alternate base rate (which can include the Federal Funds Effective Rate or the Prime Rate), at the borrower's option, and which reset periodically based on the terms of the loan agreement.

(6)
The interest rate on these loans is subject to 1 month LIBOR, which as of June 30, 2019 was 2.40%.

(7)
The interest rate on these loans is subject to 3 month LIBOR, which as of June 30, 2019 was 2.32%.

(8)
The interest rate on these loans is subject to 6 month LIBOR, which as of June 30, 2019 was 2.20%.

(9)
The interest rate on these loans is subject to Prime, which as of June 30, 2019 was 5.50%.

(10)
Level 2 investment.

(11)
Position or portion thereof is an unfunded loan commitment.

(12)
The negative cost is the result of the capitalized discount being greater than the principal amount outstanding on the loan. The negative fair value is the result of the capitalized discount on the loan.

(13)
The date disclosed represents the commitment period of the unfunded term loan. Upon expiration of the commitment period, the funded portion of the term loan may be subject to a longer maturity date.

(14)
Investment is not pledged as collateral under Sebago Lake's credit facility.

Owl Rock Capital Corporation

Notes to Consolidated Financial Statements (Unaudited) (Continued)

Note 4. Investments (Continued)

Sebago Lake's Portfolio as of December 31, 2018 ($ in thousands)
Company(1)(2)(4)(5)	Investment	Interest	Maturity Date	Par / Units	Amortized Cost(3)	Fair Value	Percentage of Members' Equity
Debt Investments
Aerospace and defense
Applied Composites Holdings, LLC (fka AC&A Enterprises Holdings, LLC)(8)	First lien senior secured loan	L + 5.50%	12/21/2023	$35,547	$34,936	$34,765	20.1%
Applied Composites Holdings, LLC (fka AC&A Enterprises Holdings, LLC)(11)(12)(14)	First lien senior secured revolving loan	L + 5.50%	12/21/2022	—	(48)	(66)	—%
Space Exploration Technologies Corp.(6)	First lien senior secured loan	L + 4.25%	11/21/2025	25,000	24,751	24,750	14.3%

				60,547	59,639	59,449	34.4%
Education
SSH Group Holdings, Inc. (dba Stratford School)(8)	First lien senior secured loan	L + 4.25%	7/30/2025	34,913	34,812	34,383	19.8%
Food and beverage
DecoPac, Inc.(8)	First lien senior secured loan	L + 4.25%	9/30/2024	21,161	21,074	20,949	12.1%
DecoPac, Inc.(11)(12)(14)	First lien senior secured revolving loan	L + 4.25%	9/29/2023	—	(14)	(32)	—%
FQSR, LLC (dba KBP Investments)(8)	First lien senior secured loan	L + 5.50%	5/14/2023	24,756	24,426	24,202	14.0%
FQSR, LLC (dba KBP Investments)(8)(11)(13)(14)	First lien senior secured delayed draw term loan	L + 5.50%	5/14/2020	3,305	3,224	3,168	1.8%
Give & Go Prepared Foods Corp.(8)	First lien senior secured loan	L + 4.25%	7/29/2023	24,688	24,638	21,725	12.5%
Sovos Brands Intermediate, Inc.(8)	First lien senior secured loan	L + 5.00%	7/20/2025	45,000	44,556	44,550	25.7%

				118,910	117,904	114,562	66.1%
Healthcare equipment and services
Beaver-Visitec International Holdings, Inc.(7)	First lien senior secured loan	L + 4.00%	8/19/2023	40,019	39,835	39,659	22.9%
Cadence, Inc.(6)	First lien senior secured loan	L + 4.50%	5/21/2025	24,599	24,034	23,418	13.5%
Cadence, Inc.(11)(12)(14)	First lien senior secured revolving loan	L + 4.50%	5/21/2025	—	(161)	(301)	(0.2)%

				64,618	63,708	62,776	36.2%
Infrastructure and environmental services
CHA Holding, Inc.(8)	First lien senior secured loan	L + 4.50%	4/10/2025	24,875	24,772	24,601	14.2%

Owl Rock Capital Corporation

Notes to Consolidated Financial Statements (Unaudited) (Continued)

Note 4. Investments (Continued)

Sebago Lake's Portfolio as of December 31, 2018 ($ in thousands)
Company(1)(2)(4)(5)	Investment	Interest	Maturity Date	Par / Units	Amortized Cost(3)	Fair Value	Percentage of Members' Equity
CHA Holding, Inc.(11)(12)(13)(14)	First lien senior secured delayed draw term loan	L + 4.50%	10/10/2019	—	(24)	(60)	—%

				24,875	24,748	24,541	14.2%
Insurance
Integro Parent Inc.(8)	First lien senior secured loan	L + 5.75%	10/28/2022	44,655	44,456	43,749	25.3%
Integro Parent Inc.(8)(11)(14)	First lien senior secured revolving loan	L + 4.50%	10/30/2021	1,830	1,805	1,728	1.0%
USRP Holdings, Inc. (dba U.S. Retirement and Benefits Partners)(8)	First lien senior secured loan	L + 4.25%	3/29/2025	34,822	34,095	33,608	19.3%
USRP Holdings, Inc. (dba U.S. Retirement and Benefits Partners)(9)(11)(14)	First lien senior secured revolving loan	P + 3.25%	3/29/2023	1,250	1,091	1,019	0.6%
USRP Holdings, Inc. (dba U.S. Retirement and Benefits Partners)(8)(11)(13)	First lien senior secured delayed draw term loan	L + 4.25%	3/29/2020	6,147	5,953	5,843	3.4%
Worley Claims Services, LLC(7)	First lien senior secured loan	L + 5.50%	8/7/2022	29,568	29,323	29,273	16.9%
Worley Claims Services, LLC(11)(12)(13)(14)	First lien senior secured delayed draw term loan	L + 5.50%	2/7/2019	—	(28)	—	—%

				118,272	116,695	115,220	66.5%
Internet software and services
DigiCert, Inc.(6)(10)	First lien senior secured loan	L + 4.00%	10/31/2024	49,768	49,505	48,623	28.1%
Manufacturing
ACProducts, Inc.(8)	First lien senior secured loan	L + 4.75%	1/3/2022	48,750	48,320	47,726	27.5%
Transportation
Uber Technologies, Inc.(6)(10)	First lien senior secured loan	L + 4.00%	4/4/2025	24,900	24,745	24,235	14.0%

Total Debt Investments				$545,553	$540,076	$531,515	306.8%

Total Investments				$545,553	$540,076	$531,515	306.8%

(1)
Certain portfolio company investments are subject to contractual restrictions on sales.

(2)
Unless otherwise indicated, Sebago Lake's investments are pledged as collateral supporting the amounts outstanding under Sebago Lake's credit facility.

Owl Rock Capital Corporation

Notes to Consolidated Financial Statements (Unaudited) (Continued)

Note 4. Investments (Continued)

(3)
The amortized cost represents the original cost adjusted for the amortization of discounts and premiums, as applicable, on debt investments using the effective interest method.

(4)
Unless otherwise indicated, all investments are considered Level 3 investments.

(5)
Unless otherwise indicated, loan contains a variable rate structure, and may be subject to an interest rate floor. Variable rate loans bear interest at a rate that may be determined by reference to either the London Interbank Offered Rate ("LIBOR" or "L") (which can include one-, two-, three- or six-month LIBOR) or an alternate base rate (which can include the Federal Funds Effective Rate or the Prime Rate), at the borrower's option, and which reset periodically based on the terms of the loan agreement.

(6)
The interest rate on these loans is subject to 1 month LIBOR, which as of December 31, 2018 was 2.50%.

(7)
The interest rate on these loans is subject to 2 month LIBOR, which as of December 31, 2018 was 2.61%.

(8)
The interest rate on these loans is subject to 3 month LIBOR, which as of December 31, 2018 was 2.81%.

(9)
The interest rate on these loans is subject to Prime, which as of December 31, 2018 was 5.50%.

(10)
Level 2 investment.

(11)
Position or portion thereof is an unfunded loan commitment.

(12)
The negative cost is the result of the capitalized discount being greater than the principal amount outstanding on the loan. The negative fair value is the result of the capitalized discount on the loan.

(13)
The date disclosed represents the commitment period of the unfunded term loan. Upon expiration of the commitment period, the funded portion of the term loan may be subject to a longer maturity date.

(14)
Investment is not pledged as collateral under Sebago Lake's credit facility.

        Below is selected balance sheet information for Sebago Lake as of June 30, 2019 and December 31, 2018:

($ in thousands)	June 30, 2019 (Unaudited)	December 31, 2018
Assets
Investments at fair value (amortized cost of $502,135 and $540,076, respectively)	$499,779	$531,515
Cash	11,017	13,487
Interest receivable	1,487	1,925
Prepaid expenses and other assets	108	455

Total Assets	$512,391	$547,382

Liabilities
Debt (net of unamortized debt issuance costs of $4,633 and $5,368, respectively)	$324,051	$356,611
Loan origination and structuring fees payable	—	4,871
Distributions payable	5,168	6,460
Accrued expenses and other liabilities	2,803	6,196

Total Liabilities	$332,022	$374,138
Members' Equity
Members' Equity	180,369	173,244

Members' Equity	180,369	173,244

Total Liabilities and Members' Equity	$512,391	$547,382

Owl Rock Capital Corporation

Notes to Consolidated Financial Statements (Unaudited) (Continued)

Note 4. Investments (Continued)

        Below is selected statement of operations information for Sebago Lake for the three and six months ended June 30, 2019 and 2018:

	Three Months Ended June 30,		Six Months Ended June 30,
($ in thousands)	2019	2018	2019	2018
Investment Income
Interest income	$10,087	$8,547	$20,483	$14,706
Other income	57	127	125	220

Total Investment Income	10,144	8,674	20,608	14,926

Expenses
Loan origination and structuring fee	—	1,636	—	2,819
Interest expense	4,551	3,902	9,184	6,526
Professional fees	175	223	355	412

Total Expenses	4,726	5,761	9,539	9,757

Net Investment Income Before Taxes	5,418	2,913	11,069	5,169

Taxes	253	—	587	—

Net Investment Income After Taxes	$5,165	$2,913	$10,482	$5,169

Net Realized and Unrealized Gain (Loss) on Investments
Net Unrealized Gain (Loss) on Investments	2,035	(1,947)	6,205	(1,687)

Total Net Unrealized Gain (Loss) on Investments	2,035	(1,947)	6,205	(1,687)

Net Increase in Members' Equity Resulting from Operations	$7,200	$966	$16,687	$3,482

  Loan Origination and Structuring Fees

        If the loan origination and structuring fees earned by Sebago Lake during a fiscal year exceed Sebago Lake's expenses and other obligations (excluding financing costs), such excess is allocated to the Member(s) responsible for the origination of the loans pro rata in accordance with the total loan origination and structuring fees earned by Sebago Lake with respect to the loans originated by such Member; provided, that in no event will the amount allocated to a Member exceed 1% of the par value of the loans originated by such Member in any fiscal year. The loan origination and structuring fee is accrued quarterly and included in other income from controlled, affiliated investments on the Company's Consolidated Statements of Operations and paid annually. On February 27, 2019, the Members agreed to amend the terms of Sebago Lake's operating agreement to eliminate the allocation of excess loan origination and structuring fees to the Members. As such, for the three and six months ended June 30, 2019, the Company accrued no income based on loan origination and structuring fees. For the three and six months ended June 30, 2018, the Company accrued income based on loan origination and structuring fees of $1.6 million and $2.8 million, respectively.

Owl Rock Capital Corporation

Notes to Consolidated Financial Statements (Unaudited) (Continued)

Note 5. Fair Value of Investments

  Investments

        The following tables present the fair value hierarchy of investments as of June 30, 2019 and December 31, 2018:

	Fair Value Hierarchy as of June 30, 2019
($ in thousands)	Level 1	Level 2	Level 3	Total
First-lien senior secured debt investments	$—	$60,370	$5,824,549	$5,884,919
Second-lien senior secured debt investments	—	40,524	1,186,337	1,226,861
Unsecured debt investments	—	24,435	—	24,435
Equity investments	—	—	14,355	14,355

Subtotal	$—	$125,329	$7,025,241	$7,150,570

Investments measured at NAV(1)	—	—	—	90,185

Total Investments at fair value	$—	$125,329	$7,025,241	$7,240,755

(1)
Includes equity investment in Sebago Lake.

	Fair Value Hierarchy as of December 31, 2018
($ in thousands)	Level 1	Level 2	Level 3	Total
First-lien senior secured debt investments	$—	$—	$4,554,835	$4,554,835
Second-lien senior secured debt investments	—	34,493	1,074,873	1,109,366
Unsecured debt investments	—	22,183	—	22,183
Equity investments	—	—	11,063	11,063

Subtotal	$—	$56,676	$5,640,771	$5,697,447

Investments measured at NAV(1)	—	—	—	86,622

Total Investments at fair value	$—	$56,676	$5,640,771	$5,784,069

(1)
Includes equity investment in Sebago Lake.

Owl Rock Capital Corporation

Notes to Consolidated Financial Statements (Unaudited) (Continued)

Note 5. Fair Value of Investments (Continued)

        The following tables present changes in the fair value of investments for which Level 3 inputs were used to determine the fair value as of and for the three and six months ended June 30, 2019 and 2018:

	As of and for the Three Months Ended June 30, 2019
($ in thousands)	First-lien senior secured debt investments	Second-lien senior secured debt investments	Equity investments	Total
Fair value, beginning of period	$5,538,694	$1,089,942	$12,294	$6,640,930
Purchases of investments, net(1)	776,067	99,831	1,991	877,889
Proceeds from investments, net	(501,309)	(8,700)	—	(510,009)
Net change in unrealized gain (loss)	148	4,696	70	4,914
Net realized gains (losses)	(179)	—	—	(179)
Net amortization of discount on investments	11,128	568	—	11,696
Transfers into (out of) Level 3(2)	—	—	—	—

Fair value, end of period	$5,824,549	$1,186,337	$14,355	$7,025,241

(1)
Purchases may include payment-in-kind ("PIK").

(2)
Transfers between levels, if any, are recognized at the beginning of the quarter in which the transfers occur.

	As of and for the Six Months Ended June 30, 2019
($ in thousands)	First-lien senior secured debt investments	Second-lien senior secured debt investments	Equity investments	Total
Fair value, beginning of period	$4,554,835	$1,074,873	$11,063	$5,640,771
Purchases of investments, net(1)	1,868,201	110,069	1,991	1,980,261
Proceeds from investments, net	(581,332)	(8,700)	—	(590,032)
Net change in unrealized gain (loss)	7,824	9,042	1,301	18,167
Net realized gains (losses)	(179)	—	—	(179)
Net amortization of discount on investments	15,236	1,053	—	16,289
Transfers into (out of) Level 3(2)	(40,036)	—	—	(40,036)

Fair value, end of period	$5,824,549	$1,186,337	$14,355	$7,025,241

(1)
Purchases may include payment-in-kind ("PIK").

(2)
Transfers between levels, if any, are recognized at the beginning of the quarter in which the transfers occur.

Owl Rock Capital Corporation

Notes to Consolidated Financial Statements (Unaudited) (Continued)

Note 5. Fair Value of Investments (Continued)

	As of and for the Three Months Ended June 30, 2018
($ in thousands)	First-lien senior secured debt investments	Second-lien senior secured debt investments	Equity investments	Total
Fair value, beginning of period	$1,995,555	$861,314	$2,760	$2,859,629
Purchases of investments, net(1)	763,552	75,177	340	839,069
Proceeds from investments, net	(323,276)	(84,250)	—	(407,526)
Net change in unrealized gain (loss)	928	1,691	1,093	3,712
Net realized gains (losses)	158	(3,951)	—	(3,793)
Net amortization of discount on investments	5,990	939	—	6,929
Transfers into (out of) Level 3(2)	59,695	—	—	59,695

Fair value, end of period	$2,502,602	$850,920	$4,193	$3,357,715

(1)
Purchases may include payment-in-kind ("PIK").

(2)
Transfers between levels, if any, are recognized at the beginning of the quarter in which the transfers occur.

	As of and for the Six Months Ended June 30, 2018
($ in thousands)	First-lien senior secured debt investments	Second-lien senior secured debt investments	Equity investments	Total
Fair value, beginning of period	$1,612,191	$633,879	$2,760	$2,248,830
Purchases of investments, net(1)	1,326,956	358,909	340	1,686,205
Proceeds from investments, net	(452,439)	(141,250)	—	(593,689)
Net change in unrealized gain (loss)	7,738	1,009	1,093	9,840
Net realized gains (losses)	—	(3,951)	—	(3,951)
Net amortization of discount on investments	8,156	2,324	—	10,480
Transfers into (out of) Level 3(2)	—	—	—	—

Fair value, end of period	$2,502,602	$850,920	$4,193	$3,357,715

(1)
Purchases may include payment-in-kind ("PIK").

(2)
Transfers between levels, if any, are recognized at the beginning of the quarter in which the transfers occur.

Owl Rock Capital Corporation

Notes to Consolidated Financial Statements (Unaudited) (Continued)

Note 5. Fair Value of Investments (Continued)

        The following tables present information with respect to net change in unrealized gains on investments for which Level 3 inputs were used in determining the fair value that are still held by the Company for the three and six months ended June 30, 2019 and 2018:

($ in thousands)	Net change in unrealized gain (loss) for the Three Months Ended June 30, 2019 on Investments Held at June 30, 2019	Net change in unrealized gain (loss) for the Three Months Ended June 30, 2018 on Investments Held at June 30, 2018
First-lien senior secured debt investments	$4,538	$5,584
Second-lien senior secured debt investments	4,694	1,025
Equity investments	70	1,093

Total Investments	$9,302	$7,702

($ in thousands)	Net change in unrealized gain (loss) for the Six Months Ended June 30, 2019 on Investments Held at June 30, 2019	Net change in unrealized gain (loss) for the Six Months Ended June 30, 2018 on Investments Held at June 30, 2018
First-lien senior secured debt investments	$9,961	$11,651
Second-lien senior secured debt investments	9,042	2,509
Equity investments	1,301	1,093

Total Investments	$20,304	$15,253

        The following tables present quantitative information about the significant unobservable inputs of the Company's Level 3 investments as of June 30, 2019 and December 31, 2018. The tables are not

Owl Rock Capital Corporation

Notes to Consolidated Financial Statements (Unaudited) (Continued)

Note 5. Fair Value of Investments (Continued)

intended to be all-inclusive but instead capture the significant unobservable inputs relevant to the Company's determination of fair value.

	As of June 30, 2019
($ in thousands)	Fair Value	Valuation Technique	Unobservable Input	Range (Weighted Average)	Impact to Valuation from an Increase in Input
First-lien senior secured debt investments	$5,425,437	Yield Analysis	Market Yield	5.5% - 14.1% (9.2%)	Decrease
	399,112	Recent Transaction	Transaction Price	96.0% - 99.0% (98.5%)	Increase
Second-lien senior secured debt investments	$1,033,042	Yield Analysis	Market Yield	9.0% - 18.0% (11.1%)	Decrease
	153,295	Recent Transaction	Transaction Price	98.5% - 99.8% (99.4%)	Increase
Equity Investments	$12,364	Market Approach	EBITDA Multiple	7.0x - 11.5x (11.4x)	Increase
	1,991	Recent Transaction	Transaction Price	1.0	Increase

	As of December 31, 2018
($ in thousands)	Fair Value	Valuation Technique	Unobservable Input	Range (Weighted Average)	Impact to Valuation from an Increase in Input
First-lien senior secured debt investments(1)	$3,719,125	Yield Analysis	Market Yield	6.4% - 13.9% (10.4%)	Decrease
	712,109	Recent Transaction	Transaction Price	97.5% - 99.0% (98.7%)	Increase
Second-lien senior secured debt investments	$1,074,873	Yield Analysis	Market Yield	10.7% - 19.5% (12.1%)	Decrease
Equity Investments	$188	Market Approach	EBITDA Multiple	7.25x	Increase
	10,875	Recent Transaction	Transaction Price	1.0	Increase

(1)
Excludes investments with an aggregate fair value amounting to $123,601, which the Company valued using indicative bid prices obtained from brokers.

        The Company typically determines the fair value of its performing Level 3 debt investments utilizing a yield analysis. In a yield analysis, a price is ascribed for each investment based upon an assessment of current and expected market yields for similar investments and risk profiles. Additional consideration is given to the expected life, portfolio company performance since close, and other terms and risks associated with an investment. Among other factors, a determinant of risk is the amount of leverage used by the portfolio company relative to its total enterprise value, and the rights and remedies of the Company's investment within the portfolio company's capital structure.

        Significant unobservable quantitative inputs typically used in the fair value measurement of the Company's Level 3 debt investments primarily include current market yields, including relevant market

Owl Rock Capital Corporation

Notes to Consolidated Financial Statements (Unaudited) (Continued)

Note 5. Fair Value of Investments (Continued)

indices, but may also include quotes from brokers, dealers, and pricing services as indicated by comparable investments. For the Company's Level 3 equity investments, a market approach, based on comparable publicly-traded company and comparable market transaction multiples of revenues, earnings before income taxes, depreciation and amortization ("EBITDA") or some combination thereof and comparable market transactions typically would be used.

  Financial Instruments Not Carried at Fair Value

        The fair value of the Company's credit facilities, which are categorized as Level 3 within the fair value hierarchy as of June 30, 2019 and December 31, 2018, approximates their carrying value. Additionally, the carrying amounts of the Company's assets and liabilities, other than investments at fair value, approximate fair value due to their short maturities.

Note 6. Debt

        In accordance with the 1940 Act, with certain limitations, the Company is allowed to borrow amounts such that its asset coverage, as defined in the 1940 Act, is at least 200% (or 150% if certain conditions are met) after such borrowing. As of June 30, 2019 and December 31, 2018, the Company's asset coverage was 430% and 225%, respectively.

        Debt obligations consisted of the following as of June 30, 2019 and December 31, 2018:

	June 30, 2019
($ in thousands)	Aggregate Principal Committed	Outstanding Principal	Amount Available(1)	Net Carrying Value(2)
Revolving Credit Facility(3)(5)	$960,000	$43,983	$915,678	$36,338
SPV Asset Facility I	400,000	300,000	100,000	296,781
SPV Asset Facility II	550,000	150,000	400,000	144,037
SPV Asset Facility III	500,000	160,000	340,000	155,825
CLO I	390,000	390,000	—	386,777
2023 Notes(4)	150,000	150,000	—	149,920
2024 Notes(4)	400,000	400,000	—	400,943

Total Debt	$3,350,000	$1,593,983	$1,755,678	$1,570,621

(1)
The amount available reflects any limitations related to each credit facility's borrowing base.

(2)
The carrying value of the Company's Revolving Credit Facility, SPV Asset Facility I, SPV Asset Facility II, SPV Asset Facility III, CLO I, 2023 Notes, and 2024 Notes are presented net of deferred unamortized debt issuance costs of $7.6 million, $3.2 million, $6.0 million, $4.2 million, $3.2 million, $1.6 million and $9.9 million, respectively.

(3)
Includes the unrealized translation gain (loss) on borrowings denominated in foreign currencies.

(4)
Inclusive of change in fair value of effective hedge.

Owl Rock Capital Corporation

Notes to Consolidated Financial Statements (Unaudited) (Continued)

Note 6. Debt (Continued)

(5)
The amount available is reduced by $0.3 million of outstanding letters of credit.

	December 31, 2018
($ in thousands)	Aggregate Principal Committed	Outstanding Principal	Amount Available(1)	Net Carrying Value(2)
Subscription Credit Facility(3)	$900,000	$883,000	$4,487	$881,795
Revolving Credit Facility(4)	600,000	308,643	291,357	304,229
SPV Asset Facility I	400,000	400,000	—	396,352
SPV Asset Facility II	550,000	550,000	—	543,713
SPV Asset Facility III	500,000	300,000	200,000	294,995
2023 Notes(5)	150,000	150,000	—	146,633

Total Debt	$3,100,000	$2,591,643	$495,844	$2,567,717

(1)
The amount available reflects any limitations related to each credit facility's borrowing base.

(2)
The carrying value of the Company's Subscription Credit Facility, Revolving Credit Facility, SPV Asset Facility I, SPV Asset Facility II, SPV Asset Facility III and the 2023 Notes are presented net of deferred unamortized debt issuance costs of $1.2 million, $4.4 million, $3.6 million, $6.3 million, $5.0 million and $1.8 million, respectively.

(3)
The amount available is reduced by $12.5 million of outstanding letters of credit.

(4)
Includes the unrealized translation gain (loss) on borrowings denominated in foreign currencies.

(5)
Inclusive of change in fair value of effective hedge.

        For the three and six months ended June 30, 2019 and 2018, the components of interest expense were as follows:

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
($ in thousands)	2019	2018	2019	2018
Interest expense	$33,993	$15,827	$66,779	$26,789
Amortization of debt issuance costs	2,865	1,275	4,808	2,370

Total Interest Expense	$36,858	$17,102	$71,587	$29,159

Average interest rate	4.95%	4.04%	4.84%	3.86%
Average daily borrowings	$2,714,658	$1,494,714	$2,743,616	$1,321,359

  Subscription Credit Facility

        On August 1, 2016, the Company entered into a subscription credit facility (as amended, the "Subscription Credit Facility") with Wells Fargo Bank, National Association ("Wells Fargo"), as administrative agent (the "Administrative Agent") and letter of credit issuer, and Wells Fargo, State Street Bank and Trust Company and the banks and financial institutions from time to time party thereto, as lenders.

Owl Rock Capital Corporation

Notes to Consolidated Financial Statements (Unaudited) (Continued)

Note 6. Debt (Continued)

        The Subscription Credit Facility permitted the Company to borrow up to $900 million, subject to availability under the "Borrowing Base." The Borrowing Base was calculated based on the unused Capital Commitments of the investors meeting various eligibility requirements above certain concentration limits based on investors' credit ratings. Effective June 19, 2019, the outstanding balance on the Subscription Credit Facility was paid in full and the facility was terminated pursuant to its terms.

        Borrowings under the Subscription Credit Facility bore interest, at the Company's election at the time of drawdown, at a rate per annum equal to (i) in the case of LIBOR rate loans, an adjusted LIBOR rate for the applicable interest period plus 1.60% or (ii) in the case of reference rate loans, the greatest of (A) a prime rate plus 0.60%, (B) the federal funds rate plus 1.10%, and (C) one-month LIBOR plus 1.60%. Loans were able to be converted from one rate to another at any time at the Company's election, subject to certain conditions. The Company predominantly borrowed utilizing LIBOR rate loans, generally electing one-month LIBOR upon borrowing. The Company also paid an unused commitment fee of 0.25% per annum on the unused commitments.

  Revolving Credit Facility

        On February 1, 2017, the Company entered into a senior secured revolving credit agreement (the "Original Revolving Credit Facility"). On April 2, 2019, the Company amended the Senior Secured Revolving Credit Agreement (the "Amendment," and the Original Revolving Credit Facility as amended by that certain First Amendment to Senior Secured Revolving Credit Agreement, dated as of July 17, 2017, the First Omnibus Amendment to Senior Secured Revolving Credit Agreement and Guarantee and Security Agreement, dated as of March 29, 2018, the Third Amendment to Senior Secured Revolving Credit Agreement, dated as of June 21, 2018, and the Amendment, the "Revolving Credit Facility"). The parties to the Revolving Credit Facility include the Company, as Borrower, the lenders from time to time parties thereto (each a "Lender" and collectively, the "Lenders") and SunTrust Robinson Humphrey, Inc. and ING Capital LLC as Joint Lead Arrangers and Joint Book Runners, SunTrust Bank as Administrative Agent and ING Capital LLC as Syndication Agent.

        The Revolving Credit Facility is guaranteed by OR Lending LLC, a subsidiary of the Company, and will be guaranteed by certain domestic subsidiaries of the Company that are formed or acquired by the Company in the future (collectively, the "Guarantors"). Proceeds of the Revolving Credit Facility may be used for general corporate purposes, including the funding of portfolio investments.

        The maximum principal amount of the Revolving Credit Facility is $1.06 billion (increased from $960 million on July 26, 2019; previously increased on May 2, 2019 from $925 million to $960 million; previously increased on April 2, 2019 from $600 million to $925 million), subject to availability under the borrowing base, which is based on the Company's portfolio investments and other outstanding indebtedness. Maximum capacity under the Revolving Credit Facility may be increased to $1.5 billion (increased from $1.25 billion on April 2, 2019) through the exercise by the Borrower of an uncommitted accordion feature through which existing and new lenders may, at their option, agree to provide additional financing. The Revolving Credit Facility includes a $50 million limit for swingline loans and is secured by a perfected first-priority interest in substantially all of the portfolio investments held by the Company and each Guarantor, subject to certain exceptions.

        The availability period under the Revolving Credit Facility will terminate on March 31, 2023 ("Revolving Credit Facility Commitment Termination Date") and the Revolving Credit Facility will mature on April 2, 2024 ("Revolving Credit Facility Maturity Date"). During the period from the

Owl Rock Capital Corporation

Notes to Consolidated Financial Statements (Unaudited) (Continued)

Note 6. Debt (Continued)

Revolving Credit Facility Commitment Termination Date to the Revolving Credit Facility Maturity Date, the Company will be obligated to make mandatory prepayments under the Revolving Credit Facility out of the proceeds of certain asset sales and other recovery events and equity and debt issuances.

        The Company may borrow amounts in U.S. dollars or certain other permitted currencies. Amounts drawn under the Revolving Credit Facility will bear interest at either LIBOR plus 2.00%, or the prime rate plus 1.00%. The Company may elect either the LIBOR or prime rate at the time of drawdown, and loans may be converted from one rate to another at any time at the Company's option, subject to certain conditions. The Company predominantly borrows utilizing LIBOR rate loans, generally electing one-month LIBOR upon borrowing. The Company also pays a fee of 0.375% on undrawn amounts under the Revolving Credit Facility.

        The Revolving Credit Facility includes customary covenants, including certain limitations on the incurrence by the Company of additional indebtedness and on the Company's ability to make distributions to its shareholders, or redeem, repurchase or retire shares of stock, upon the occurrence of certain events and certain financial covenants related to asset coverage and liquidity and other maintenance covenants, as well as customary events of default.

  SPV Asset Facilities

  SPV Asset Facility I

        On December 21, 2017 (the "SPV Asset Facility I Closing Date"), ORCC Financing LLC ("ORCC Financing"), a Delaware limited liability company and subsidiary of the Company, entered into a Loan and Servicing Agreement (as amended, the "SPV Asset Facility I"), with ORCC Financing as Borrower, the Company as Transferor and Servicer, the lenders from time to time parties thereto (the "SPV Lenders"), Morgan Stanley Asset Funding Inc. as Administrative Agent, State Street Bank and Trust Company as Collateral Agent and Cortland Capital Market Services LLC as Collateral Custodian.

        From time to time, the Company sells and contributes certain investments to ORCC Financing pursuant to a Sale and Contribution Agreement by and between the Company and ORCC Financing. No gain or loss is recognized as a result of the contribution. Proceeds from the SPV Asset Facility I are used to finance the origination and acquisition of eligible assets by ORCC Financing, including the purchase of such assets from the Company. The Company retains a residual interest in assets contributed to or acquired by ORCC Financing through our ownership of ORCC Financing. The maximum principal amount of the SPV Asset Facility I is $400 million; the availability of this amount is subject to a borrowing base test, which is based on the value of ORCC Financing's assets from time to time, and satisfaction of certain conditions, including certain concentration limits.

        The SPV Asset Facility I provides for the ability to draw and redraw amounts under the SPV Asset Facility I for a period of up to three years after the SPV Asset Facility I Closing Date (the "SPV Asset Facility I Commitment Termination Date"). Unless otherwise terminated, the SPV Asset Facility I will mature on December 21, 2022 (the "SPV Asset Facility I Maturity Date"). Prior to the SPV Asset Facility I Maturity Date, proceeds received by ORCC Financing from principal and interest, dividends, or fees on assets must be used to pay fees, expenses and interest on outstanding borrowings, and the excess may be returned to the Company, subject to certain conditions. On the SPV Asset Facility I

Owl Rock Capital Corporation

Notes to Consolidated Financial Statements (Unaudited) (Continued)

Note 6. Debt (Continued)

Maturity Date, ORCC Financing must pay in full all outstanding fees and expenses and all principal and interest on outstanding borrowings, and the excess may be returned to the Company.

        Amounts drawn will bear interest at LIBOR plus a spread of 2.25% until the six-month anniversary of the SPV Asset Facility I Closing Date, increasing to 2.50% thereafter, until the SPV Asset Facility I Commitment Termination Date. After the SPV Asset Facility I Commitment Termination Date, amounts drawn will bear interest at LIBOR plus a spread of 2.75%, increasing to 3.00% on the first anniversary of the SPV Asset Facility I Commitment Termination Date. The Company predominantly borrows utilizing LIBOR rate loans, generally electing one-month LIBOR upon borrowing. After a ramp-up period, there is an unused fee of 0.75% per annum on the amount, if any, by which the undrawn amount under the SPV Asset Facility I exceeds 25% of the maximum principal amount of the SPV Asset Facility I. The SPV Asset Facility I contains customary covenants, including certain financial maintenance covenants, limitations on the activities of ORCC Financing, including limitations on incurrence of incremental indebtedness, and customary events of default. The SPV Asset Facility I is secured by a perfected first priority security interest in the assets of ORCC Financing and on any payments received by ORCC Financing in respect of those assets. Assets pledged to the SPV Lenders will not be available to pay the debts of the Company.

  SPV Asset Facility II

        On May 22, 2018 (the "SPV Asset Facility II Closing Date"), ORCC Financing II LLC ("ORCC Financing II"), a Delaware limited liability company and subsidiary of the Company, entered into a Credit Agreement (as amended, the "SPV Asset Facility II"), with ORCC Financing II, as Borrower, the lenders from time to time parties thereto (the "SPV Asset Facility II Lenders"), Natixis, New York Branch, as Administrative Agent, State Street Bank and Trust Company, as Collateral Agent, and Cortland Capital Market Services LLC as Document Custodian. On October 10, 2018 (the "SPV Asset Facility II Amendment Date"), the parties to the SPV Asset Facility II and new lenders amended the SPV Asset Facility II to increase the maximum principal amount of the SPV Asset Facility II to $550 million, extend the period of availability of the term and revolving loans under the SPV Asset Facility II and the stated maturity of the SPV Asset Facility II.

        From time to time, the Company sells and contributes certain investments to ORCC Financing II pursuant to a sale and contribution agreement by and between the Company and ORCC Financing II. No gain or loss will be recognized as a result of the contribution. Proceeds from the SPV Asset Facility II will be used to finance the origination and acquisition of eligible assets by ORCC Financing II, including the purchase of such assets from the Company. The Company retains a residual interest in assets contributed to or acquired by ORCC Financing II through the Company's ownership of ORCC Financing II. The maximum principal amount of the SPV Asset Facility II increased from $250 million to $550 million; the availability of this amount is subject to an overcollateralization ratio test, which is based on the value of ORCC Financing II's assets from time to time, and satisfaction of certain conditions, including an interest coverage ratio test, certain concentration limits and collateral quality tests.

        The SPV Asset Facility II provides for the ability to (1) draw term loans and (2) draw and redraw revolving loans under the SPV Asset Facility II for a period of up to two years after the SPV Asset Facility II Amendment Date unless the revolving commitments are terminated or converted to term loans sooner as provided in the SPV Asset Facility II (the "SPV Asset Facility II Commitment

Owl Rock Capital Corporation

Notes to Consolidated Financial Statements (Unaudited) (Continued)

Note 6. Debt (Continued)

Termination Date"). Unless otherwise terminated, the SPV Asset Facility II will mature on October 10, 2026 (the "Stated Maturity"). Prior to the Stated Maturity, proceeds received by ORCC Financing II from principal and interest, dividends, or fees on assets must be used to pay fees, expenses and interest on outstanding borrowings, and the excess may be returned to the Company, subject to certain conditions. On the Stated Maturity, ORCC Financing II must pay in full all outstanding fees and expenses and all principal and interest on outstanding borrowings, and the excess may be returned to the Company.

        Amounts drawn bear interest at LIBOR (or, in the case of certain lenders that are commercial paper conduits, the lower of their cost of funds and LIBOR plus 0.25%) plus a spread of 2.15% increasing to 2.50% following the six-month anniversary of the SPV Asset Facility II Closing Date. The Company predominantly borrows utilizing LIBOR rate loans, generally electing one-month LIBOR upon borrowing. From the SPV Asset Facility II Closing Date to the SPV Asset Facility II Commitment Termination Date, there is a commitment fee ranging from 0.50% to 1.00% per annum on the undrawn amount, if any, of the revolving commitments in the SPV Asset Facility II. The SPV Asset Facility II contains customary covenants, including certain financial maintenance covenants, limitations on the activities of ORCC Financing II, including limitations on incurrence of incremental indebtedness, and customary events of default. The SPV Asset Facility II is secured by a perfected first priority security interest in the assets of ORCC Financing II and on any payments received by ORCC Financing II in respect of those assets. Assets pledged to the SPV Asset Facility II Lenders will not be available to pay the debts of the Company.

  SPV Asset Facility III

        On December 14, 2018 (the "SPV Asset Facility III Closing Date"), ORCC Financing III LLC ("ORCC Financing III"), a Delaware limited liability company and newly formed subsidiary of the Company, entered into a Loan Financing and Servicing Agreement (the "SPV Asset Facility III"), with ORCC Financing III, as borrower, the Company, as equityholder and services provider, the lenders from time to time parties thereto (the "SPV Lenders III"), Deutsche Bank AG, New York Branch, as Facility Agent, State Street Bank and Trust Company, as Collateral Agent and Cortland Capital Market Services LLC, as Collateral Custodian.

        From time to time, the Company expects to sell and contribute certain loan assets to ORCC Financing III pursuant to a Sale and Contribution Agreement by and between the Company and ORCC Financing III. No gain or loss will be recognized as a result of the contribution. Proceeds from the SPV Asset Facility III will be used to finance the origination and acquisition of eligible assets by ORCC Financing III, including the purchase of such assets from the Company. We retain a residual interest in assets contributed to or acquired by ORCC Financing III through our ownership of ORCC Financing III. The maximum principal amount of the SPV Asset Facility III is $500 million; the availability of this amount is subject to a borrowing base test, which is based on the value of ORCC Financing III's assets from time to time, and satisfaction of certain conditions, including interest spread and weighted average coupon tests, certain concentration limits and collateral quality tests.

        The SPV Asset Facility III provides for the ability to borrow, reborrow, repay and prepay advances under the SPV Asset Facility III for a period of up to three years after the SPV Asset Facility III Closing Date unless such period is extended or accelerated under the terms of the SPV Asset Facility III (the "SPV Asset Facility III Revolving Period"). Unless otherwise extended, accelerated or

Owl Rock Capital Corporation

Notes to Consolidated Financial Statements (Unaudited) (Continued)

Note 6. Debt (Continued)

terminated under the terms of the SPV Asset Facility III, the SPV Asset Facility III will mature on the date that is two years after the last day of the SPV Asset Facility III Revolving Period (the "SPV Asset Facility III Stated Maturity"). Prior to the SPV Asset Facility III Stated Maturity, proceeds received by ORCC Financing III from principal and interest, dividends, or fees on assets must be used to pay fees, expenses and interest on outstanding advances, and the excess may be returned to the Company, subject to certain conditions. On the SPV Asset Facility III Stated Maturity, ORCC Financing III must pay in full all outstanding fees and expenses and all principal and interest on outstanding advances, and the excess may be returned to the Company.

        Amounts drawn bear interest at LIBOR (or, in the case of certain SPV Lenders III that are commercial paper conduits, the lower of (a) their cost of funds and (b) LIBOR, such LIBOR not to be lower than zero) plus a spread equal to 2.20% per annum, which spread will increase (a) on and after the end of the SPV Asset Facility III Revolving Period by 0.15% per annum if no event of default has occurred and (b) by 2.00% per annum upon the occurrence of an event of default (such spread, the "Applicable Margin"). LIBOR may be replaced as a base rate under certain circumstances. The Company predominantly borrows utilizing LIBOR rate loans, generally electing one-month LIBOR upon borrowing. During the Revolving Period, ORCC Financing III will pay an undrawn fee ranging from 0.25% to 0.50% per annum on the undrawn amount, if any, of the revolving commitments in the SPV Asset Facility III. During the Revolving Period, if the undrawn commitments are in excess of a certain portion (initially 50% and increasing to 75%) of the total commitments under the SPV Asset Facility III, ORCC Financing III will also pay a make-whole fee equal to the Applicable Margin multiplied by such excess undrawn commitment amount, reduced by the undrawn fee payable on such excess. The SPV Asset Facility III contains customary covenants, including certain financial maintenance covenants, limitations on the activities of ORCC Financing III, including limitations on incurrence of incremental indebtedness, and customary events of default. The SPV Asset Facility III is secured by a perfected first priority security interest in the assets of ORCC Financing III and on any payments received by ORCC Financing III in respect of those assets. Assets pledged to the SPV Asset Facility III Lenders will not be available to pay the debts of the Company.

  CLO I

        On May 28, 2019 (the "CLO Closing Date"), the Company completed a $596 million term debt securitization transaction (the "CLO Transaction"), also known as a collateralized loan obligation transaction. The secured notes and preferred shares issued in the CLO Transaction and the secured loan borrowed in the CLO Transaction were issued and incurred, as applicable, by the Company's consolidated subsidiaries Owl Rock CLO I, Ltd., an exempted company incorporated in the Cayman Islands with limited liability (the "CLO Issuer"), and Owl Rock CLO I, LLC, a Delaware limited liability company (the "CLO Co-Issuer" and together with the CLO Issuer, the "CLO Issuers").

        In the CLO Transaction the CLO Issuers (A) issued the following notes pursuant to an indenture and security agreement dated as of the Closing Date (the "Indenture"), by and among the CLO Issuers and State Street Bank and Trust Company: (i) $242 million of AAA(sf) Class A Notes, which bear interest at three-month LIBOR plus 1.80%, (ii) $30 million of AAA(sf) Class A-F Notes, which bear interest at a fixed rate of 4.165%, and (iii) $68 million of AA(sf) Class B Notes, which bear interest at three-month LIBOR plus 2.70% (together, the "CLO Notes") and (B) borrowed $50 million under floating rate loans (the "Class A Loans" and together with the CLO Notes, the "CLO Debt"), which bear interest at three-month LIBOR plus 1.80%, under a credit agreement (the "CLO Credit

Owl Rock Capital Corporation

Notes to Consolidated Financial Statements (Unaudited) (Continued)

Note 6. Debt (Continued)

Agreement"), dated as of the CLO Closing Date, by and among the CLO Issuers, as borrowers, various financial institutions, as lenders, and State Street Bank and Trust Company, as collateral trustee and loan agent. The Class A Loans may be exchanged by the lenders for Class A Notes at any time, subject to certain conditions under the CLO Credit Agreement and the Indenture. The CLO Debt is scheduled to mature on May 20, 2031.

        Concurrently with the issuance of the CLO Notes and the borrowing under the Class A Loans, the CLO Issuer issued approximately $206.1 million of subordinated securities in the form of 206,106 preferred shares at an issue price of U.S.$1,000 per share (the "CLO Preferred Shares"). The Preferred Shares were issued by the CLO Issuer as part of its issued share capital and are not secured by the collateral securing the CLO Debt. The Company owns all of the CLO Preferred Shares, and as such, these securities are eliminated in consolidation. The Company acts as retention holder in connection with the CLO Transaction for the purposes of satisfying certain U.S. and European Union regulations requiring sponsors of securitization transactions to retain exposure to the performance of the securitized assets and as such is required to retain a portion of the CLO Preferred Shares.

        The Adviser serves as collateral manager for the CLO Issuer under a collateral management agreement dated as of the CLO Closing Date. The Adviser is entitled to receive fees for providing these services. The Adviser has waived its right to receive such fees but may rescind such waiver at any time.

        The CLO Debt is secured by all of the assets of the CLO Issuer, which will consist primarily of middle market loans, participation interests in middle market loans, and related rights and the cash proceeds thereof. As part of the CLO Transaction, the ORCC Financing II and the Company sold and contributed approximately $575 million par amount of middle market loans to the CLO Issuer on the CLO Closing Date. Such loans constituted the initial portfolio assets securing the CLO Debt. The Company and ORCC Financing II LLC each made customary representations, warranties, and covenants to the CLO Issuer regarding such sales and contributions under a loan sale agreement.

        Through May 20, 2023, a portion of the proceeds received by the CLO Issuer from the loans securing the CLO Debt may be used by the CLO Issuer to purchase additional middle market loans, from the Company, its subsidiaries or third parties, under the direction of the Adviser as the collateral manager in the CLO Transaction.

        The CLO Debt is the secured obligation of the CLO Issuers, and the Indenture and the CLO Credit Agreement include customary covenants and events of default. Assets pledged to holders of the Secured Debt and the other secured parties under the Indenture will not be available to pay the debts of the Company.

        The CLO Notes were offered in reliance on Section 4(a)(2) of the Securities Act. The CLO Notes have not been registered under the Securities Act or any state securities laws and, unless so registered, may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act as applicable.

Owl Rock Capital Corporation

Notes to Consolidated Financial Statements (Unaudited) (Continued)

Note 6. Debt (Continued)

  Unsecured Notes

  2023 Notes

        On December 21, 2017, the Company entered into a Note Purchase Agreement governing the issuance of $150 million in aggregate principal amount of unsecured notes (the "2023 Notes") to institutional investors in a private placement. The issuance of $138.5 million of the 2023 Notes occurred on December 21, 2017, and $11.5 million of the 2023 Notes were issued in January 2018. The 2023 Notes have a fixed interest rate of 4.75% and are due on June 21, 2023. Interest on the 2023 Notes will be due semiannually. This interest rate is subject to increase (up to a maximum interest rate of 5.50%) in the event that, subject to certain exceptions, the 2023 Notes cease to have an investment grade rating. The Company is obligated to offer to repay the 2023 Notes at par if certain change in control events occur. The 2023 Notes are general unsecured obligations of the Company that rank pari passu with all outstanding and future unsecured unsubordinated indebtedness issued by the Company.

        The Note Purchase Agreement for the 2023 Notes contains customary terms and conditions for unsecured notes issued in a private placement, including, without limitation, affirmative and negative covenants such as information reporting, maintenance of the Company's status as a BDC within the meaning of the 1940 Act and a RIC under the Code, minimum shareholders equity, minimum asset coverage ratio and prohibitions on certain fundamental changes at the Company or any subsidiary guarantor, as well as customary events of default with customary cure and notice, including, without limitation, nonpayment, misrepresentation in a material respect, breach of covenant, cross-default under other indebtedness of the Company or certain significant subsidiaries, certain judgments and orders, and certain events of bankruptcy.

        The 2023 Notes were offered in reliance on Section 4(a)(2) of the Securities Act. The 2023 Notes have not been registered under the Securities Act or any state securities laws and, unless so registered, may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act as applicable.

        In connection with the offering of the 2023 Notes, on December 21, 2017 the Company entered into a centrally cleared interest rate swap to continue to align the interest rates of its liabilities with its investment portfolio, which consists predominately of floating rate loans. The notional amount of the interest rate swap is $150 million. The Company will receive fixed rate interest semi-annually at 4.75% and pay variable rate interest monthly based on 1-month LIBOR plus 2.545%. The interest rate swap matures on December 21, 2021. For the three and six months ended June 30, 2019, the Company made periodic payments of $1.9 and $3.8 million, respectively. For the three and six months ended June 30, 2018, the Company made periodic payments of $1.6 million and $3.1 million, respectively. The interest expense related to the 2023 Notes is offset by the proceeds received from the interest rate swap. The swap adjusted interest expense is included as a component of interest expense on the Company's Consolidated Statements of Operations. As of June 30, 2019 and December 31, 2018 the interest rate swap had a fair value of $1.5 million and $(1.6) million, respectively. Depending on the nature of the balance at period end, the fair value of the interest rate swap is either included as a component of accrued expenses and other liabilities or prepaid expenses and other assets on the Company's Consolidated Statements of Assets and Liabilities. The change in fair value of the interest rate swap is equally offset by the change in fair value of the 2023 Notes.

Owl Rock Capital Corporation

Notes to Consolidated Financial Statements (Unaudited) (Continued)

Note 6. Debt (Continued)

  2024 Notes

        On April 10, 2019, the Company issued $400 million aggregate principal amount of notes that mature on April 15, 2024 (the "2024 Notes"). The 2024 Notes bear interest at a rate of 5.250% per year, payable semi-annually on April 15 and October 15 of each year, commencing on October 15, 2019. The Company may redeem some or all of the 2024 Notes at any time, or from time to time, at a redemption price equal to the greater of (1) 100% of the principal amount of the 2024 Notes to be redeemed or (2) the sum of the present values of the remaining scheduled payments of principal and interest (exclusive of accrued and unpaid interest to the date of redemption) on the 2024 Notes to be redeemed, discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) using the applicable Treasury Rate plus 50 basis points, plus, in each case, accrued and unpaid interest to the redemption date; provided, however, that if we redeem any 2024 Notes on or after March 15, 2024 (the date falling one month prior to the maturity date of the 2024 Notes), the redemption price for the 2024 Notes will be equal to 100% of the principal amount of the 2024 Notes to be redeemed, plus accrued and unpaid interest, if any, to, but excluding, the date of redemption.

        In connection with the issuance of the 2024 Notes, on April 10, 2019 the Company entered into centrally cleared interest rate swaps to continue to align interest rates of its liabilities with the investment portfolio, which consists of predominantly floating rate loans. The notional amount of the interest rate swaps is $400 million. The Company will receive fixed rate interest at 5.25% and pay variable rate interest based on one-month LIBOR plus 2.937%. The interest rate swaps mature on April 10, 2024. For the three and six months ended, the Company did not make any periodic payments. The interest expense related to the 2024 Notes is offset by the proceeds received from the interest rate swaps. The swap adjusted interest expense is included as a component of interest expense on the Company's Consolidated Statements of Operations. As of June 30, 2019, the interest rate swap had a fair value of $10.8 million. Depending on the nature of the balance at period end, the fair value of the interest rate swap is either included as a component of accrued expenses and other liabilities or prepaid expenses and other assets on the Company's Consolidated Statements of Assets and Liabilities. The change in fair value of the interest rate swap is equally offset by the change in fair value of the 2024 Notes.

Owl Rock Capital Corporation

Notes to Consolidated Financial Statements (Unaudited) (Continued)

Note 7. Commitments and Contingencies

  Portfolio Company Commitments

        From time to time, the Company may enter into commitments to fund investments. As of June 30, 2019 and December 31, 2018, the Company had the following outstanding commitments to fund investments in current portfolio companies:

Portfolio Company	Investment	June 30, 2019	December 31, 2018
($ in thousands)
3ES Innovation Inc. (dba Aucerna)	First lien senior secured revolving loan	$3,893	$—
Accela, Inc.	First lien senior secured revolving loan	2,084	3,284
Amspec Services Inc.	First lien senior secured revolving loan	1,642	12,084
Apptio, Inc.	First lien senior secured revolving loan	2,779	—
Aramsco, Inc.	First lien senior secured revolving loan	7,541	7,820
Associations, Inc.	First lien senior secured delayed draw term loan	24,413	37,226
Associations, Inc.	First lien senior secured revolving loan	11,543	11,543
BCPE Empire Holdings, Inc. (dba Imperial-Dade)	First lien senior secured delayed draw term loan	3,949	—
Black Mountain Sand Eagle Ford LLC	First lien senior secured loan	—	40,500
Brigham Minerals, LLC	First lien senior secured delayed draw term loan	—	23,000
Brigham Minerals, LLC	First lien senior secured revolving loan	—	9,200
Carolina Beverage Group (fka Cold Spring Brewing Company)	First lien senior secured revolving loan	2,684	2,684
Cheese Acquisition, LLC	First lien senior secured delayed draw term loan	—	111,740
Cheese Acquisition, LLC	First lien senior secured revolving loan	16,364	16,364
CM7 Restaurant Holdings, LLC	First lien senior secured delayed draw term loan	—	7,155
CM7 Restaurant Holdings, LLC	First lien senior secured delayed draw term loan	—	2,003
ConnectWise, LLC	First lien senior secured revolving loan	16,549	—
Covenant Surgical Partners, Inc.	First lien senior secured delayed draw term loan	6,000	75,000
Douglas Products and Packaging Company LLC	First lien senior secured revolving loan	6,358	9,083
Endries Acquisition, Inc.	First lien senior secured delayed draw term loan	52,110	62,550
Endries Acquisition, Inc.	First lien senior secured revolving loan	19,800	20,250
EW Holdco, LLC (dba European Wax)	First lien senior secured delayed draw term loan	7,667	—
Galls, LLC	First lien senior secured revolving loan	4,216	11,444
Galls, LLC	First lien senior secured delayed draw term loan	29,181	31,718

Owl Rock Capital Corporation

Notes to Consolidated Financial Statements (Unaudited) (Continued)

Note 7. Commitments and Contingencies (Continued)

Portfolio Company	Investment	June 30, 2019	December 31, 2018
($ in thousands)
GC Agile Holdings Limited (dba Apex Fund Services)	First lien senior secured delayed draw term loan	—	36,038
GC Agile Holdings Limited (dba Apex Fund Services)	First lien senior secured multi-draw term loan	—	18,019
GC Agile Holdings Limited (dba Apex Fund Services)	First lien senior secured revolving loan	10,386	10,386
Genesis Acquisition Co. (dba Procare Software)	First lien senior secured delayed draw term loan	4,745	4,745
Genesis Acquisition Co. (dba Procare Software)	First lien senior secured revolving loan	2,637	2,637
Gerson Lehrman Group, Inc.	First lien senior secured revolving loan	22,114	23,415
Hillstone Environmental Partners, LLC	First lien senior secured delayed draw term loan	41,802	—
Hometown Food Company	First lien senior secured revolving loan	4,235	4,235
Ideal Tridon Holdings, Inc.	First lien senior secured revolving loan	5,400	1,254
Ideal Tridon Holdings, Inc.	First lien senior secured delayed draw term loan	906	—
Interoperability Bidco, Inc.	First lien senior secured delayed draw term loan	8,000	—
Interoperability Bidco, Inc.	First lien senior secured revolving loan	4,000	—
IQN Holding Corp. (dba Beeline)	First lien senior secured revolving loan	15,532	15,532
KSLB Holdings, LLC (dba Sara Lee Frozen Bakery)	First lien senior secured revolving loan	4,080	7,800
KWOR Acquisition, Inc. (dba Worley Claims Services)	First lien senior secured delayed draw term loan	3,120	—
KWOR Acquisition, Inc. (dba Worley Claims Services)	First lien senior secured revolving loan	5,200	—
Lightning Midco, LLC (dba Vector Solutions)	First lien senior secured delayed draw term loan	17,210	19,348
Lightning Midco, LLC (dba Vector Solutions)	First lien senior secured revolving loan	5,318	13,362
LineStar Integrity Services LLC	First lien senior secured delayed draw term loan	16,146	25,833
Litera Bidco LLC	First lien senior secured delayed draw term loan	20,082	—
Litera Bidco LLC	First lien senior secured revolving loan	2,869	—
Lytx, Inc.	First lien senior secured revolving loan	2,033	2,033
Manna Development Group, LLC	First lien senior secured revolving loan	3,469	3,469

Owl Rock Capital Corporation

Notes to Consolidated Financial Statements (Unaudited) (Continued)

Note 7. Commitments and Contingencies (Continued)

Portfolio Company	Investment	June 30, 2019	December 31, 2018
($ in thousands)
Mavis Tire Express Services Corp.	Second lien senior secured delayed draw term loan	23,456	23,456
MHE Intermediate Holdings, LLC (dba Material Handling Services)	First lien senior secured delayed draw term loan	18,000	—
MINDBODY, Inc.	First lien senior secured revolving loan	6,071	—
Motus, LLC and Runzheimer International LLC	First lien senior secured revolving loan	—	5,481
NMI Acquisitionco, Inc. (dba Network Merchants)	First lien senior secured revolving loan	414	220
Offen, Inc.	First lien senior secured delayed draw term loan	5,310	—
Project Power Buyer, LLC (dba PEC-Veriforce)	First lien senior secured revolving loan	3,188	—
Professional Plumbing Group, Inc.	First lien senior secured revolving loan	2,214	6,200
QC Supply, LLC	First lien senior secured revolving loan	—	497
RxSense Holdings, LLC	First lien senior secured revolving loan	4,047	—
Safety Products/JHC Acquisition Corp. (dba Justrite Safety Group)	First lien senior secured delayed draw term loan	1,652	—
Swipe Acquisition Corporation (dba PLI)	First lien senior secured delayed draw term loan	12,931	12,931
TC Holdings, LLC (dba TrialCard)	First lien senior secured delayed draw term loan	—	24,248
TC Holdings, LLC (dba TrialCard)	First lien senior secured revolving loan	5,033	4,194
Trader Interactive, LLC (fka Dominion Web Solutions, LLC)	First lien senior secured revolving loan	6,387	6,387
Troon Golf, L.L.C.	First lien senior secured revolving loan	14,426	14,426
TSB Purchaser, Inc. (dba Teaching Strategies, Inc.)	First lien senior secured revolving loan	3,010	4,239
Ultimate Baked Goods Midco, LLC	First lien senior secured revolving loan	2,986	5,082
Valence Surface Technologies LLC	First lien senior secured delayed draw term loan	30,000	—
Valence Surface Technologies LLC	First lien senior secured revolving loan	10,000	—
WU Holdco, Inc. (dba Weiman Products, LLC)	First lien senior secured revolving loan	13,920	—
WU Holdco, Inc. (dba Weiman Products, LLC)	First lien senior secured delayed draw term loan	19,886	—

Total Unfunded Portfolio Company Commitments		$600,988	$790,115

Owl Rock Capital Corporation

Notes to Consolidated Financial Statements (Unaudited) (Continued)

Note 7. Commitments and Contingencies (Continued)

        The Company maintains sufficient borrowing capacity to cover outstanding unfunded portfolio company commitments that the Company may be required to fund.

  Other Commitments and Contingencies

        The Company had raised $5.5 billion in total Capital Commitments from investors, of which $112.4 million is from executives of the Adviser. As of June 4, 2019, all outstanding Capital Commitments had been drawn.

        From time to time, the Company may become a party to certain legal proceedings incidental to the normal course of its business. At June 30, 2019, management was not aware of any pending or threatened litigation.

Note 8. Net Assets

  IPO, Subscriptions and Drawdowns

        The Company has the authority to issue 500,000,000 common shares at $0.01 per share par value.

        On July 22, 2019, the Company closed its IPO, issuing 10 million shares of common stock at a public offering price of $15.30 per share. Net of underwriting fees and offering costs, the Company received total cash proceeds of $141.3 million. The Company has granted the underwriters an option to purchase up to an additional 1,500,000 shares of common stock from, at the public offering price, less the sales load payable by the Company, on or before August 16, 2019. The Company's common stock began trading on the New York Stock Exchange ("NYSE") under the symbol "ORCC" on July 18, 2019.

        On March 1, 2016, the Company issued 100 common shares for $1,500 to the Adviser.

        Prior to March 2, 2018, the Company entered into subscription agreements (the "Subscription Agreements") with investors providing for the private placement of the Company's common shares. Under the terms of the Subscription Agreements, investors were required to fund drawdowns to purchase the Company's common shares up to the amount of their respective Capital Commitment on an as-needed basis each time the Company delivers a drawdown notice to its investors. As of June 4, 2019, all outstanding Capital Commitments had been drawn.

        During the six months ended June 30, 2019, the Company delivered the following capital call notices to investors:

Capital Drawdown Notice Date	Common Share Issuance Date	Number of Common Shares Issued	Aggregate Offering Price ($ in millions)
June 4, 2019	June 17, 2019	103,504,284	$1,580.5
March 8, 2019	March 21, 2019	19,267,823	300.0
January 30, 2019	February 12, 2019	29,220,780	450.0

Total		151,992,887	$2,330.5

Owl Rock Capital Corporation

Notes to Consolidated Financial Statements (Unaudited) (Continued)

Note 8. Net Assets (Continued)

        During the six months ended June 30, 2018, the Company delivered the following capital call notices to investors:

Capital Drawdown Notice Date	Common Share Issuance Date	Number of Common Shares Issued	Aggregate Offering Price ($ in millions)
June 14, 2018	June 27, 2018	12,901,364	$200.0
April 5, 2018	April 18, 2018	13,149,244	200.0
March 5, 2018	March 16, 2018	11,347,030	175.0

Total		37,397,638	$575.00

  Distributions

        The following table reflects the distributions declared on shares of the Company's common stock during the six months ended June 30, 2019:

	June 30, 2019
Date Declared	Record Date	Payment Date	Distribution per Share
June 4, 2019	June 14, 2019	August 15, 2019	$0.44
February 27, 2019	March 31, 2019	May 14, 2019	$0.33

        The following table reflects the distributions declared on shares of the Company's common stock during the six months ended June 30, 2018:

	June 30, 2018
Date Declared	Record Date	Payment Date	Distribution per Share
June 22, 2018	June 30, 2018	August 15, 2018	$0.34
March 2, 2018	March 31, 2018	April 30, 2018	$0.33

        On May 28, 2019, the Board declared a distribution of $0.31 per share, for shareholders of record on September 30, 2019 payable on or before November 15, 2019.

        On May 28, 2019, the Board also declared the following special distributions:

Record Date	Distribution Date (on or before)	Special Distribution Amount (per share)
September 30, 2019	November 15, 2019	$0.02
December 31, 2019	January 31, 2020	$0.04
March 31, 2020	May 15, 2020	$0.08
June 30, 2020	August 14, 2020	$0.08
September 30, 2020	November 13, 2020	$0.08
December 31, 2020	January 19, 2021	$0.08

Owl Rock Capital Corporation

Notes to Consolidated Financial Statements (Unaudited) (Continued)

Note 8. Net Assets (Continued)

  Dividend Reinvestment

        With respect to distributions, the Company has adopted an "opt out" dividend reinvestment plan for common shareholders. As a result, in the event of a declared distribution, each shareholder that has not "opted out" of the dividend reinvestment plan will have their dividends or distributions automatically reinvested in additional shares of our common stock rather than receiving cash distributions. Shareholders who receive distributions in the form of shares of common stock will be subject to the same U.S. federal, state and local tax consequences as if they received cash distributions.

        The following table reflects the common stock issued pursuant to the dividend reinvestment plan during the six months ended June 30, 2019:

Date Declared	Record Date	Payment Date	Shares
February 27, 2019	March 31, 2019	May 14, 2019	2,882,297
November 6, 2018	December 31, 2018	January 31, 2019	2,613,223

        The following table reflects the common stock issued pursuant to the dividend reinvestment plan during the six months ended June 30, 2018:

Date Declared	Record Date	Payment Date	Shares
March 2, 2018	March 31, 2018	April 30, 2018	1,310,273
November 7, 2017	December 31, 2017	January 31, 2018	1,231,796

Stock Repurchase Plan (the "Company 10b5-1 Plan")

        On July 7, 2019, the Board approved the Company 10b5-1 Plan, to acquire up to $150 million in the aggregate of the Company's common stock at prices below net asset value per share over a specified period, in accordance with the guidelines specified in Rule 10b-18 and Rule 10b5-1 of the Exchange Act. The Company put the Company 10b5-1 Plan in place because it believes that, in the current market conditions, if the Company's common stock is trading below then-current net asset value per share, it is in the best interest of the Company's shareholders for the Company to reinvest in its portfolio.

        The Company 10b5-1 Plan is intended to allow the Company to repurchase common stock at times when it otherwise might be prevented from doing so under insider trading laws. The Company 10b5-1 Plan requires Goldman Sachs & Co. LLC, as agent, to repurchase shares of common stock on the Company's behalf when the market price per share is below the most recently reported net asset value per share (including any updates, corrections or adjustments publicly announced by us to any previously announced net asset value per share). Under the Company 10b5-1 Plan, the agent will increase the volume of purchases made as the price of the Company's common stock declines, subject to volume restrictions. The timing and amount of any stock repurchases will depend on the terms and conditions of the Company 10b5-1 Plan, the market price of the Company's common stock and trading volumes, and no assurance can be given that any particular amount of common stock will be repurchased.

        The purchase of shares pursuant to the Company 10b5-1 Plan is intended to satisfy the conditions of Rule 10b5-1 and Rule 10b-18 under the Exchange Act, and will otherwise be subject to applicable law, including Regulation M, which may prohibit purchases under certain circumstances.

Owl Rock Capital Corporation

Notes to Consolidated Financial Statements (Unaudited) (Continued)

Note 8. Net Assets (Continued)

        The Company 10b5-1 Plan is intended to commence 30 calendar days after the closing of the IPO and terminate upon the earliest to occur of (i) 18-months (tolled for periods during which the Company 10b5-1 Plan is suspended), (ii) the end of the trading day on which the aggregate purchase price for all shares purchased under the Company 10b5-1 Plan equals $150 million and (iii) the occurrence of certain other events described in the Company 10b5-1 Plan.

Note 9. Earnings Per Share

        The following table sets forth the computation of basic and diluted earnings per common share for the three and six months ended June 30, 2019 and 2018:

	Three Months Ended June 30,		Six Months Ended June 30,
($ in thousands, except per share amounts)	2019	2018	2019	2018
Increase (decrease) in net assets resulting from operations	$124,670	$50,715	$239,158	$94,991
Weighted average shares of common stock outstanding—basic and diluted	284,750,731	122,691,019	260,453,529	111,867,699
Earnings per common share-basic and diluted	$0.44	$0.41	$0.92	$0.85

Owl Rock Capital Corporation

Notes to Consolidated Financial Statements (Unaudited) (Continued)

Note 10. Financial Highlights

        The following are the financial highlights for a common share outstanding during the six months ended June 30, 2019 and 2018:

	For the Six Months Ended June 30,
($ in thousands, except share and per share amounts)	2019	2018
Per share data:
Net asset value, beginning of period	$15.10	$15.03
Net investment income(1)	0.83	0.82
Net realized and unrealized gain (loss)	0.12	0.03

Total from operations	0.95	0.85

Distributions declared from net investment income(2)	(0.77)	(0.67)

Total increase in net assets	0.18	0.18

Net asset value, end of period	$15.28	$15.21

Shares outstanding, end of period	373,693,244	137,899,302
Total Return(3)	6.4%	5.7%
Ratios / Supplemental Data(4)
Ratio of total expenses to average net assets(5)	5.1%	6.9%
Ratio of net investment income to average net assets(5)	9.9%	10.5%
Net assets, end of period	$5,709,856	$2,097,972
Weighted-average shares outstanding	260,453,529	111,867,699
Total capital commitments, end of period	$5,470,567	$5,471,588
Ratio of total contributed capital to total committed capital, end of period	100.0%	36.4%
Portfolio turnover rate	8.7%	16.9%

(1)
The per share data was derived using the weighted average shares outstanding during the period.

(2)
The per share data was derived using actual shares outstanding at the date of the relevant transaction.

(3)
Total return is calculated as the change in net asset value ("NAV") per share during the period, plus distributions per share (assuming dividends and distributions, if any, are reinvested in accordance with the Company's dividend reinvestment plan), if any, divided by the beginning NAV per share.

(4)
Does not include expenses of investment companies in which the Company invests.

(5)
The ratio reflects an annualized amount, except in the case of non-recurring expenses (e.g. initial organization expenses).

Note 11. Subsequent Events

        The Company's management evaluated subsequent events through the date of issuance of these consolidated financial statements. Other than those previously disclosed, there have been no subsequent events that occurred during such period that would require disclosure in, or would be required to be recognized in, these consolidated financial statements.

$

OWL ROCK CAPITAL CORPORATION

        % Notes due

Prospectus Supplement

Joint-Book Running Manager

BofA Securities

Co-Manager

Seaport Global Securities

January    , 2020